UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07704
Schwab Capital Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2012

Item 1: Report(s) to Shareholders.

Annual report dated October 31, 2012, enclosed.

Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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This wrapper is not part of the shareholder report.

Schwab Equity Index Funds

Annual Report
October 31, 2012

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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Five cost-efficient ways to tap into the power of
the stock market for long-term growth potential.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab® S&P 500 Index Fund (Ticker Symbol: SWPPX)	15.09%

S&P 500® Index	15.21%
Fund Category: Morningstar Large-Cap Blend	12.55%

Performance Details	pages 6-7

Schwab 1000 Index® Fund (Ticker Symbol: SNXFX)	14.38%

Schwab 1000 Index®	14.67%
Fund Category: Morningstar Large-Cap Blend	12.55%

Performance Details	pages 8-9

Schwab Small-Cap Index Fund® (Ticker Symbol: SWSSX)	11.87%

Russell 2000® Index*	12.08%
Fund Category: Morningstar Small-Cap Blend	10.82%

Performance Details	pages 10-11

Schwab Total Stock Market Index Fund® (Ticker Symbol: SWTSX)	14.71%

Dow Jones U.S. Total Stock Market IndexSM	14.73%
Fund Category: Morningstar Large-Cap Blend	12.55%

Performance Details	pages 12-13

Schwab International Index Fund®[1] (Ticker Symbol: SWISX)	6.07%

MSCI EAFE Index®**	5.15%
Fund Category: Morningstar Foreign Large-Cap Blend	6.15%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*	Effective December 14, 2011, the fund changed its primary benchmark index from the Schwab Small-Cap Index to the Russell 2000 Index in connection with a change to the fund’s investment strategy. See Glossary for index definitions.
**	Effective December 20, 2011, the fund changed its primary benchmark index from the Schwab International Index to the MSCI EAFE Index® in connection with a change to the fund’s investment strategy. See Glossary for index definitions.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations, see financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Equity Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Equity Index Funds. These funds employ an indexing strategy to track the performance of a particular cap-weighted stock market index, seeking returns by modeling portfolios according to each fund’s respective benchmark index.

For the 12 months ended October 31, 2012, all but one of the Schwab Equity Index Funds generated double-digit returns, as U.S. stocks solidly outperformed international equities. The continued low rate backdrop and governmental efforts to speed up economic growth supported the performance of U.S. stocks. The Federal Reserve extended its forecast for keeping short-term interest rates at 0-0.25% from late 2014 to mid-2015, and announced policies aimed at quickening the pace of economic expansion. Large-cap stocks generated higher returns than small-cap stocks, while value outperformed growth. From a sector standpoint, Health Care and Financials were two of the strongest performers, while Materials and Energy were two of the weakest.

The euro zone’s sovereign debt crisis represented an ongoing challenge, particularly for international equities. Overseas stocks endured particularly sharp losses in May amid concerns regarding Greek elections and worries that the crisis might spread. However, meaningful subsequent progress by European leaders helped international equities recover.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

15.21%	S&P 500® Index: measures U.S. large-cap stocks

12.08%	Russell 2000® Index: measures U.S. small-cap stocks

5.15%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.25%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management’s views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds 3

From the President continued

For the 12 months ended October 31, 2012, all but one of the Schwab Equity Index Funds generated double-digit returns, as U.S. stocks solidly outperformed international equities.

The outperformance of U.S. stocks compared with international equities was readily apparent when looking at several key performance gauges. Specifically, the S&P 500 Index returned 15.2%, the Russell 2000 Index returned 12.1%, and in U.S. dollar terms, the MSCI EAFE Index returned 5.2%.

Thank you for investing in the Schwab Equity Index Funds. We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Schwab Equity Index Funds, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Equity Index Funds

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Larry Mano, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds. Prior to joining CSIM in 1998, Mr. Mano was a vice president and principal in the Institutional Services Group at Wilshire Associates, Inc., where he directed the product development and client servicing of analytical tools to aid in the management of structured equity and indexed portfolios. He has over 20 years of experience in asset management.

Ron Toll, Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Total Stock Market Index Fund. Mr. Toll has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1998. His previous roles include serving as a manager in Portfolio Operations, and as a manager in Portfolio Operations and Analytics.

Schwab Equity Index Funds 5

Schwab® S&P 500 Index Fund

The Schwab S&P 500 Index Fund (the fund) seeks to track the total return of the S&P 500 Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 15.09% for the 12-month period that ended October 31, 2012, compared with the index, which returned 15.21%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Large-cap U.S. stocks generated double-digit overall returns for the 12-month report period. The low-rate environment and governmental efforts aimed at increasing the pace of economic growth helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising more than 14% of the fund. Financials stocks also performed well, returning approximately 20%. One significant contributor in this sector was Wells Fargo & Co., a diversified financial services company. The fund’s Wells Fargo & Co. holdings returned more than 33% over the 12 months.

The Health Care sector, which represented an average weight of nearly 12% of the fund, also provided a meaningful total return contribution. The fund’s Health Care stocks returned approximately 22%, reflecting the overall performance of companies involved in health care and equipment services, biotechnology, and pharmaceuticals. One significant contributor in this sector was Pfizer Inc., a global pharmaceutical company. The fund’s Pfizer Inc. holdings returned more than 34% over the report period.

The Materials sector generated positive returns for the fund, but was the weakest total return contributor. The Materials sector represented an average weight of more than 3% of the fund, and returned more than 7%. One significant detractor in this sector was Newmont Mining Corporation, which acquires, explores, and develops mineral properties. The fund’s Newmont Mining Corporation holdings returned approximately -16%.

As of 10/31/12:

 Statistics

Number of Holdings	503
Weighted Average Market Cap ($ x 1,000,000)	$111,376
Price/Earnings Ratio (P/E)	15.8
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	2%

 Sector Weightings % of Investments

Information Technology	18.9%
Financials	15.0%
Health Care	12.0%
Energy	11.1%
Consumer Discretionary	10.9%
Consumer Staples	10.8%
Industrials	9.8%
Utilities	3.6%
Materials	3.4%
Telecommunication Services	3.1%
Other	1.4%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	4.3%
Exxon Mobil Corp.	3.3%
General Electric Co.	1.7%
Chevron Corp.	1.7%
Microsoft Corp.	1.7%
International Business Machines Corp.	1.6%
AT&T, Inc.	1.6%
Johnson & Johnson	1.5%
The Procter & Gamble Co.	1.5%
Pfizer, Inc.	1.4%
Total	20.3%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Equity Index Funds

 Schwab® S&P 500 Index Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab® S&P 500 Index Fund (5/19/97)	15.09%	0.37%	6.86%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Large-Cap Blend	12.55%	-0.71%	6.42%

Fund Expense Ratios4: Net 0.09%; Gross 0.10%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab® S&P 500 Index Fund (5/19/97)
Pre-Liquidation (still own shares)	14.72%	0.06%	6.45%
Post-Liquidation (shares were sold)	10.16%	0.25%	5.87%

Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	10.71%	-1.57%	5.73%
Post-Liquidation (shares were sold)	7.44%	-1.05%	5.31%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Standard & Poor’s® S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 7

Schwab 1000 Index® Fund

The Schwab 1000 Index Fund (the fund) seeks to match the total return of the Schwab 1000 Index (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 14.38% for the 12-month period that ended October 31, 2012, compared with the index, which returned 14.67%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Large-cap U.S. stocks generated double-digit overall returns for the 12-month report period. The low-rate environment and governmental efforts aimed at increasing the pace of economic growth helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 15% of the fund. The fund’s Financials stocks also performed well, returning nearly 20%. One significant contributor in this sector was Wells Fargo & Co., a diversified financial services company. The fund’s Wells Fargo & Co. holdings returned more than 33% over the 12 months.

The Health Care sector, which represented an average weight of more than 11% of the fund, also provided a meaningful contribution to the fund’s total return. The fund’s Health Care stocks returned approximately 22%, reflecting the overall performance of companies involved in health care and equipment services, biotechnology, and pharmaceuticals. One significant contributor in this sector was Pfizer Inc., a global pharmaceutical company. The fund’s Pfizer Inc. holdings returned more than 34% over the report period.

The Materials sector generated positive returns for the fund, but was the weakest total return contributor. The Materials sector represented an average weight of nearly 4% of the fund, and returned approximately 10%. One significant detractor in this sector was Newmont Mining Corporation, which acquires, explores, and develops mineral properties. The fund’s Newmont Mining Corporation holdings returned approximately -16%.

As of 10/31/12:

 Statistics

Number of Holdings	981
Weighted Average Market Cap ($ x 1,000,000)	$99,495
Price/Earnings Ratio (P/E)	16.6
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	4%

 Sector Weightings % of Investments

Information Technology	18.4%
Financials	15.8%
Consumer Discretionary	12.0%
Health Care	11.8%
Energy	10.6%
Industrials	10.5%
Consumer Staples	9.9%
Materials	3.8%
Utilities	3.8%
Telecommunication Services	2.9%
Other	0.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.9%
Exxon Mobil Corp.	2.9%
General Electric Co.	1.6%
Chevron Corp.	1.5%
Microsoft Corp.	1.5%
International Business Machines Corp.	1.5%
AT&T, Inc.	1.4%
Johnson & Johnson	1.4%
The Procter & Gamble Co.	1.3%
Pfizer, Inc.	1.3%
Total	18.3%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Equity Index Funds

 Schwab 1000 Index® Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)	14.38%	0.35%	6.99%
Schwab 1000 Index®	14.67%	0.56%	7.31%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Large-Cap Blend	12.55%	-0.71%	6.42%

Fund Expense Ratios4: Net 0.29%; Gross 0.34%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)
Pre-Liquidation (still own shares)	13.33%	-0.09%	6.57%
Post-Liquidation (shares were sold)	10.43%	0.22%	6.01%

Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	10.71%	-1.57%	5.73%
Post-Liquidation (shares were sold)	7.44%	-1.05%	5.31%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Investor Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 9

Schwab Small-Cap Index Fund®

The Schwab Small-Cap Index Fund (the fund) seeks to track the total return of the Russell 2000 Index (the index), which is designed to measure the performance of the small-cap sector of the U.S. equity market. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 11.87% for the 12-month period that ended October 31, 2012. In December 2011, the fund transitioned from the Schwab Small-Cap Index, which returned 13.68% for the 12-month period, to the new index, which returned 12.08%. The Small-Cap Spliced Index returned 11.60% for the same period. In addition, the fund engaged in securities lending, which positively contributed to the fund’s performance versus the index. Because the return of an index does not include operational and transactional costs, the return of the fund tends to differ from that of an index.

Market Highlights. Small-cap U.S. stocks generated double-digit overall returns for the 12-month report period. The low-rate environment and governmental efforts aimed at increasing the pace of economic growth helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising nearly 22% of the fund. The fund’s Financials stocks also performed well, returning almost 21%. One significant contributor in this sector was Ocwen Financial Corporation, a diversified financial services holding company. The fund’s Ocwen Financial Corporation holdings returned approximately 166% over the 12 months.

The Health Care sector, which represented an average weight of nearly 13% of the fund, also provided a meaningful contribution to the fund’s total return. The fund’s Health Care stocks returned more than 20%, reflecting the overall performance of companies involved in health care and equipment services, biotechnology, and pharmaceuticals. One significant contributor in this sector was Medivation Inc., a company involved in biomedical technologies. The fund’s Medivation Inc. holdings returned roughly 392% over the report period.

The Energy sector detracted the most from the fund’s total return. The Energy sector represented an average weight of more than 6% of the fund, and returned roughly -11%. One significant detractor in this sector was Bill Barrett Corporation, an independent oil and gas company. The fund’s Bill Barrett Corporation holdings returned approximately -45%.

As of 10/31/12:

 Statistics

Number of Holdings	1988
Weighted Average Market Cap ($ x 1,000,000)	$1,285
Price/Earnings Ratio (P/E)	43.5
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	41%

 Sector Weightings % of Investments

Financials	21.9%
Information Technology	16.2%
Industrials	14.9%
Consumer Discretionary	13.6%
Health Care	12.1%
Energy	5.8%
Materials	5.0%
Utilities	3.6%
Consumer Staples	3.6%
Telecommunication Services	0.7%
Other	2.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Ocwen Financial Corp.	0.3%
Two Harbors Investment Corp.	0.3%
Pharmacyclics, Inc.	0.3%
Genesee & Wyoming, Inc., Class A	0.3%
Starwood Property Trust, Inc.	0.3%
The Warnaco Group, Inc.	0.2%
WEX, Inc.	0.2%
CommVault Systems, Inc.	0.2%
Coeur d’Alene Mines Corp.	0.2%
Dril-Quip, Inc.	0.2%
Total	2.5%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Equity Index Funds

 Schwab Small-Cap Index Fund®

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)	11.87%	2.62%	9.94%
Russell 2000® Index[4]	12.08%	1.19%	9.58%
Schwab Small-Cap Index®	13.68%	3.04%	10.24%
Small-Cap Spliced Index[5]	11.60%	2.66%	10.04%
Fund Category: Morningstar Small-Cap Blend	10.82%	0.75%	9.07%

Fund Expense Ratios6: Net 0.17%; Gross 0.19%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)
Pre-Liquidation (still own shares)	9.79%	1.45%	8.91%
Post-Liquidation (shares were sold)	8.30%	1.83%	8.44%
Fund Category: Morningstar Small-Cap Blend
Pre-Liquidation (still own shares)	9.12%	-0.13%	8.05%
Post-Liquidation (shares were sold)	6.66%	0.24%	7.66%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (“Russell”) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	Effective December 14, 2011, the fund changed its primary benchmark index from the Schwab Small-Cap Index to the Russell 2000 Index in connection with a change to the fund’s investment strategy. See Glossary for index definitions.
[5]	The Small-Cap Spliced Index is an internally calculated index, comprised of the Schwab Small-Cap Index from inception of the Schwab Small-Cap Index Fund until the close of business on December 14, 2011 and the Russell 2000 Index from December 15, 2011 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 11

Schwab Total Stock Market Index Fund®

The Schwab Total Stock Market Index Fund (the fund) seeks to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available—approximately 3,800 stocks. To pursue its investment objective, the funds uses a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 14.71% for the 12-month period that ended October 31, 2012, compared with the index, which returned 14.73%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. U.S. stocks generated double-digit overall returns for the 12-month report period. Governmental efforts aimed at increasing the pace of economic growth and the low-rate environment helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 16% of the fund. Financials stocks also performed well, returning more than 19% for the fund. One significant contributor in this sector was Wells Fargo & Co., a diversified financial services company. The fund’s Wells Fargo & Co. holdings returned more than 33% over the 12 months.

The Health Care sector, which represented an average weight of approximately 12% of the fund, also provided a meaningful contribution to the fund’s total return. The fund’s Health Care stocks returned more than 22%, reflecting the overall performance of companies involved in health care and equipment services, biotechnology, and pharmaceuticals. One significant contributor in this sector was Pfizer Inc., a global pharmaceutical company. The fund’s Pfizer Inc. holdings returned more than 34% over the report period.

The Utilities sector generated positive returns for the fund, but was the weakest total return contributor. The Utilities sector represented an average weight of approximately 4% of the fund, and returned roughly 11%. One significant detractor in this sector was Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -15%.

As of 10/31/12:

 Statistics

Number of Holdings	2451
Weighted Average Market Cap ($ x 1,000,000)	$91,599
Price/Earnings Ratio (P/E)	17.5
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	3%

 Sector Weightings % of Investments

Information Technology	18.1%
Financials	16.4%
Consumer Discretionary	12.0%
Health Care	11.7%
Industrials	10.7%
Energy	10.3%
Consumer Staples	9.4%
Materials	3.9%
Utilities	3.6%
Telecommunication Services	2.8%
Other	1.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.6%
Exxon Mobil Corp.	2.7%
General Electric Co.	1.4%
Chevron Corp.	1.4%
Microsoft Corp.	1.4%
International Business Machines Corp.	1.3%
AT&T, Inc.	1.3%
Johnson & Johnson	1.2%
The Procter & Gamble Co.	1.2%
Pfizer, Inc.	1.2%
Total	16.7%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Equity Index Funds

 Schwab Total Stock Market Index Fund®

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)	14.71%	0.93%	7.70%
Dow Jones U.S. Total Stock Market IndexSM	14.73%	0.76%	7.75%
Fund Category: Morningstar Large-Cap Blend	12.55%	-0.71%	6.42%

Fund Expense Ratios4: Net 0.09%; Gross 0.11%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)
Pre-Liquidation (still own shares)	14.36%	0.64%	7.33%
Post-Liquidation (shares were sold)	9.87%	0.73%	6.64%

Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	10.71%	-1.57%	5.73%
Post-Liquidation (shares were sold)	7.44%	-1.05%	5.31%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

“Dow Jones” and “The Dow Jones U.S. Total Stock Market IndexSM” are service marks of Dow Jones & Company, Inc. and have been licensed for certain purposes by CSIM. The Schwab Total Stock Market Index Fund, based on The Dow Jones U.S. Total Stock Market IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such a product.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 13

Schwab International Index Fund®

The Schwab International Index Fund (the fund) seeks to track the performance of the MSCI EAFE Index (the index), which measures the total return of large, publicly traded non-U.S. companies from international countries with developed equity markets. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 6.07% for the 12 months ended October 31, 2012. In December 2011, the fund transitioned from the Schwab International Index (net), which returned 4.78% for the 12-month period, to the new index, which returned 5.15%. The International Spliced Index returned 5.05% for the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index. In addition, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed positively to the fund’s relative performance.*

Market Highlights. The euro zone’s sovereign debt crisis and decelerating economic growth represented challenges for international stocks. However, meaningful eventual progress by European leaders toward resolving the crisis helped, while major currencies finished mixed versus the U.S. dollar.

Contributors and Detractors. U.K. stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of more than 22%. U.K. investments benefitted from being alternatives to the crisis-plagued euro zone, and returned approximately 9% for the fund in U.S. dollar terms. HSBC Holdings plc—an international banking and financial services company—was a significant contributor in this market, with the fund’s holdings returning more than 18%.

The fund’s Canadian stocks returned approximately -8% in U.S. dollar terms, the biggest detractors from a country standpoint. Holdings of Canadian companies represented a 9% weight in the fund prior to the index conversion, and these holdings were subsequently eliminated.

As of 10/31/12:

 Country Weightings % of Equity Investments

United Kingdom	22.9%
Japan	19.3%
France	9.2%
Australia	8.9%
Switzerland	8.6%
Germany	8.5%
Hong Kong	3.1%
Sweden	3.1%
Spain	2.9%
Netherlands	2.5%
Other Countries	11.0%
Total	100.0%

 Statistics

Number of Holdings	927
Weighted Average Market Cap ($ x 1,000,000)	$50,565
Price/Earnings Ratio (P/E)	18.3
Price/Book Ratio (P/B)	0.8
Portfolio Turnover Rate	31%

 Sector Weightings % of Investments

Financials	23.7%
Industrials	12.3%
Consumer Staples	11.8%
Consumer Discretionary	10.0%
Health Care	10.0%
Materials	9.5%
Energy	8.1%
Telecommunication Services	5.0%
Information Technology	4.2%
Utilities	3.9%
Other	1.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Nestle S.A. – Reg’d	2.0%
HSBC Holdings plc	1.7%
iShares MSCI EAFE Index Fund	1.5%
Novartis AG – Reg’d	1.3%
BP plc	1.3%
Roche Holding AG	1.3%
Vodafone Group plc	1.3%
Royal Dutch Shell plc, A Shares	1.2%
BHP Billiton Ltd.	1.1%
GlaxoSmithKline plc	1.1%
Total	13.8%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Equity Index Funds

 Schwab International Index Fund®

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)	6.07%	-5.76%	7.51%
MSCI EAFE Index®[4]	5.15%	-5.35%	8.21%
Schwab International Index® (Net)	4.78%	-5.64%	7.74%
International Spliced Index[5]	5.05%	-5.59%	7.77%
Fund Category: Morningstar Foreign Large-Cap Blend	6.15%	-5.92%	7.31%

Fund Expense Ratios6: Net 0.19%; Gross 0.21%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)
Pre-Liquidation (still own shares)	5.48%	-6.10%	6.97%
Post-Liquidation (shares were sold)	4.70%	-4.72%	6.49%
Fund Category: Morningstar Foreign Large-Cap Blend
Pre-Liquidation (still own shares)	4.14%	-7.11%	6.32%
Post-Liquidation (shares were sold)	3.20%	-5.46%	6.01%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership — “MSCI EAFE” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	Effective December 20, 2011, the fund changed its primary benchmark index from the Schwab International Index to the MSCI EAFE Index® in connection with a change to the fund’s investment strategy. See Glossary for index definitions.
[5]	The International Spliced Index is an internally calculated index, comprised of the Schwab International Index from inception of the Schwab International Index Fund until the close of business on December 20, 2011 and the MSCI EAFE Index from December 21, 2011 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2012 and held through October 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/12	at 10/31/12	5/1/12–10/31/12

Schwab® S&P 500 Index Fund
Actual Return	0.09%	$1,000	$1,021.00	$0.46
Hypothetical 5% Return	0.09%	$1,000	$1,024.68	$0.46

Schwab 1000 Index® Fund
Actual Return	0.29%	$1,000	$1,015.40	$1.47
Hypothetical 5% Return	0.29%	$1,000	$1,023.68	$1.48

Schwab Small-Cap Index Fund®
Actual Return	0.17%	$1,000	$1,010.50	$0.86
Hypothetical 5% Return	0.17%	$1,000	$1,024.28	$0.87

Schwab Total Stock Market Index Fund®
Actual Return	0.09%	$1,000	$1,017.80	$0.46
Hypothetical 5% Return	0.09%	$1,000	$1,024.68	$0.46

Schwab International Index Fund®
Actual Return	0.19%	$1,000	$1,024.50	$0.97
Hypothetical 5% Return	0.19%	$1,000	$1,024.18	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

16 Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–		11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	19.82	18.70	16.28	15.28		24.28

Income (loss) from investment operations:
Net investment income (loss)	0.44	0.39	0.35	0.20		0.44
Net realized and unrealized gains (losses)	2.49	1.09	2.31	1.22		(9.02)

Total from investment operations	2.93	1.48	2.66	1.42		(8.58)
Less distributions:
Distributions from net investment income	(0.40)	(0.36)	(0.24)	(0.42)		(0.42)

Net asset value at end of period	22.35	19.82	18.70	16.28		15.28

Total return (%)	15.09	7.97	16.50	9.81		(35.92)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.13	[2]	0.19
Gross operating expenses	0.10	0.10	0.10	0.16		0.21
Net investment income (loss)	2.09	1.96	1.97	2.09		2.06
Portfolio turnover rate	2	3	2	3	[3]	3
Net assets, end of period ($ x 1,000,000)	12,687	10,909	10,007	8,718		2,598

1 Effective September 9, 2009, the Investor Share class, the e.Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
3 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

See financial notes 17

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.4%	Common Stock	9,225,822,139	12,480,987,418
1.4%	Short-Term Investments	179,821,589	179,821,589

99.8%	Total Investments	9,405,643,728	12,660,809,007
0.2%	Collateral Invested for Securities on Loan	31,508,589	31,508,589
0.0%	Other Assets and Liabilities, Net		(5,367,984)

100.0%	Net Assets		12,686,949,612

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.4% of net assets

Automobiles & Components 0.6%
Other Securities		0.6	80,260,645

Banks 2.8%
U.S. Bancorp	1,872,428	0.5	62,183,334
Wells Fargo & Co.	4,854,909	1.3	163,561,884
Other Securities		1.0	132,516,025

		2.8	358,261,243

Capital Goods 7.5%
3M Co.	628,619	0.4	55,067,024
Caterpillar, Inc.	645,662	0.4	54,758,594
General Electric Co.	10,435,252	1.7	219,766,407
United Technologies Corp.	829,035	0.5	64,797,376
Other Securities		4.5	561,454,899

		7.5	955,844,300

Commercial & Professional Supplies 0.7%
Other Securities		0.7	83,683,994

Consumer Durables & Apparel 1.0%
Other Securities		1.0	130,109,338

Consumer Services 1.8%
McDonald’s Corp.	996,638	0.7	86,508,178
Other Securities		1.1	143,576,565

		1.8	230,084,743

Diversified Financials 6.1%
American Express Co.	973,041	0.4	54,461,105
Bank of America Corp.	10,650,811	0.8	99,265,558
Citigroup, Inc.	2,898,147	0.9	108,361,716
JPMorgan Chase & Co.	3,754,331	1.2	156,480,516
The Charles Schwab Corp. (a)	1,085,681	0.1	14,743,548
The Goldman Sachs Group, Inc.	445,369	0.4	54,508,712
Other Securities		2.3	284,800,054

		6.1	772,621,209

Energy 11.1%
Chevron Corp.	1,939,134	1.7	213,711,958
ConocoPhillips	1,200,290	0.5	69,436,776
Exxon Mobil Corp.	4,561,941	3.3	415,912,161
Occidental Petroleum Corp.	800,450	0.5	63,203,532
Schlumberger Ltd.	1,311,515	0.7	91,189,638
Other Securities		4.4	550,945,804

		11.1	1,404,399,869

Food & Staples Retailing 2.4%
CVS Caremark Corp.	1,258,851	0.5	58,410,686
Wal-Mart Stores, Inc.	1,661,002	1.0	124,608,370
Other Securities		0.9	122,798,638

		2.4	305,817,694

Food, Beverage & Tobacco 6.0%
Altria Group, Inc.	2,008,991	0.5	63,885,914
PepsiCo, Inc.	1,538,063	0.8	106,495,482
Philip Morris International, Inc.	1,665,946	1.2	147,536,178
The Coca-Cola Co.	3,826,356	1.1	142,263,916
Other Securities		2.4	298,304,914

		6.0	758,486,404

Health Care Equipment & Services 3.8%
UnitedHealth Group, Inc.	1,011,410	0.4	56,638,960
Other Securities		3.4	423,558,985

		3.8	480,197,945

Household & Personal Products 2.4%
The Procter & Gamble Co.	2,721,990	1.5	188,470,588
Other Securities		0.9	109,021,461

		2.4	297,492,049

Insurance 3.9%
Berkshire Hathaway, Inc., Class B *	1,812,330	1.2	156,494,696
Other Securities		2.7	334,390,634

		3.9	490,885,330

Materials 3.4%
Other Securities		3.4	435,381,741

18 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.5%
Comcast Corp., Class A	2,644,464	0.8	99,193,845
The Walt Disney Co.	1,773,283	0.7	87,014,997
Other Securities		2.0	255,040,771

		3.5	441,249,613

Pharmaceuticals, Biotechnology & Life Sciences 8.2%
Abbott Laboratories	1,550,986	0.8	101,620,603
Amgen, Inc.	760,959	0.5	65,857,197
Bristol-Myers Squibb Co.	1,659,364	0.4	55,173,853
Johnson & Johnson	2,724,725	1.5	192,965,025
Merck & Co., Inc.	3,010,014	1.1	137,346,939
Pfizer, Inc.	7,382,033	1.4	183,591,161
Other Securities		2.5	304,382,993

		8.2	1,040,937,771

Real Estate 2.1%
Other Securities		2.1	270,996,641

Retailing 4.0%
Amazon.com, Inc. *	357,380	0.7	83,205,212
The Home Depot, Inc.	1,491,550	0.7	91,551,339
Other Securities		2.6	332,561,522

		4.0	507,318,073

Semiconductors & Semiconductor Equipment 1.9%
Intel Corp.	4,944,405	0.8	106,922,758
Other Securities		1.1	139,066,042

		1.9	245,988,800

Software & Services 9.3%
eBay, Inc. *	1,146,269	0.4	55,353,330
Google, Inc., Class A *	261,796	1.4	177,961,067
International Business Machines Corp.	1,061,590	1.6	206,511,103
Microsoft Corp.	7,456,731	1.7	212,777,819
Oracle Corp.	3,786,586	0.9	117,573,495
Visa, Inc., Class A	516,600	0.6	71,683,416
Other Securities		2.7	336,172,775

		9.3	1,178,033,005

Technology Hardware & Equipment 7.6%
Apple, Inc.	926,434	4.3	551,320,873
Cisco Systems, Inc.	5,241,228	0.7	89,834,648
QUALCOMM, Inc.	1,683,365	0.8	98,603,105
Other Securities		1.8	222,519,840

		7.6	962,278,466

Telecommunication Services 3.1%
AT&T, Inc.	5,695,136	1.6	196,994,754
Verizon Communications, Inc.	2,815,578	1.0	125,687,402
Other Securities		0.5	72,916,996

		3.1	395,599,152

Transportation 1.6%
Union Pacific Corp.	464,175	0.5	57,107,450
Other Securities		1.1	145,373,069

		1.6	202,480,519

Utilities 3.6%
Other Securities		3.6	452,578,874

Total Common Stock
(Cost $9,225,822,139)			12,480,987,418

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 1.4% of net assets

Time Deposits 1.3%
BNP Paribas
0.03%, 11/01/12	88,564,698	0.7	88,564,698
Other Securities		0.6	80,478,432

		1.3	169,043,130

U.S. Treasury Obligations 0.1%
Other Securities		0.1	10,778,459

Total Short-Term Investments
(Cost $179,821,589)			179,821,589

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.2% of net assets

Wells Fargo Advantage Government Money Market Fund	31,508,589	0.2	31,508,589

Total Collateral Invested for Securities on Loan
(Cost $31,508,589)			31,508,589

End of Collateral Invested for Securities on Loan.

At 10/31/12, tax basis cost of the fund’s investments was $9,446,008,739 and the unrealized appreciation and depreciation were $4,389,637,779 and ($1,174,837,511), respectively, with a net unrealized appreciation of $3,214,800,268.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

See financial notes 19

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	2,500	175,850,000	(5,136,125)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$12,480,987,418	$—	$—	$12,480,987,418
Short-Term Investments[1]	—	179,821,589	—	179,821,589

Total	$12,480,987,418	$179,821,589	$—	$12,660,809,007

Other Financial Instruments
Collateral Invested for Securities on Loan	$31,508,589	$—	$—	$31,508,589

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($5,136,125)	$—	$—	($5,136,125)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

20 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated issuers, at value (cost $12,551,700)		$14,743,548
Investments in unaffiliated issuers, at value (cost $9,393,092,028) including securities on loan of $31,036,509	+	12,646,065,459

Total investments, at value (cost $9,405,643,728)		12,660,809,007
Cash		51,475
Collateral invested for securities on loan		31,508,589
Receivables:
Fund shares sold		29,246,054
Dividends		14,737,433
Income from securities on loan		54,232
Foreign tax reclaims		22,821
Prepaid expenses	+	255,858

Total assets		12,736,685,469

Liabilities

Collateral held for securities on loan		31,508,589
Payables:
Investment adviser and administrator fees		56,667
Shareholder service fees		22,157
Fund shares redeemed		17,773,209
Due to brokers for futures		100,000
Accrued expenses	+	275,235

Total liabilities		49,735,857

Net Assets

Total assets		12,736,685,469
Total liabilities	−	49,735,857

Net assets		$12,686,949,612

Net Assets by Source
Capital received from investors		9,687,771,668
Net investment income not yet distributed		200,192,592
Net realized capital losses		(451,043,802)
Net unrealized capital gains		3,250,029,154

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$12,686,949,612		567,542,349		$22.35

See financial notes 21

 Schwab S&P 500 Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated issuer		$251,479
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $72)		259,344,993
Interest		57,705
Securities on loan	+	906,094

Total investment income		260,560,271

Expenses

Investment adviser and administrator fees		7,167,350
Shareholder service fees		2,319,964
Transfer agent fees		556,280
Shareholder reports		316,052
Portfolio accounting fees		279,665
Custodian fees		219,042
Registration fees		189,844
Professional fees		95,087
Trustees’ fees		83,697
State filing fee reimbursement (Note 4)		(27,175)
Other expenses	+	357,449

Total expenses		11,557,255
Expense reduction by CSIM and its affiliates[1]	−	806,252

Net expenses	−	10,751,003

Net investment income		249,809,268

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(1,233,233)
Net realized gains on futures contracts	+	36,168,842

Net realized gains		34,935,609
Net unrealized gains on affiliated issuer		1,290,265
Net unrealized gains on unaffiliated investments		1,377,702,361
Net unrealized losses on futures contracts	+	(13,253,988)

Net unrealized gains	+	1,365,738,638

Net realized and unrealized gains		1,400,674,247

Increase in net assets resulting from operations		$1,650,483,515

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $27,175. See financial note 4 for additional information.

22 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$249,809,268	$212,608,956
Net realized gains		34,935,609	137,575,248
Net unrealized gains	+	1,365,738,638	450,444,867

Increase in net assets from operations		1,650,483,515	800,629,071

Distributions to Shareholders

Distributions from net investment income		($218,494,240)	($191,615,698)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		94,452,205	$2,011,893,595	93,309,499	$1,842,476,643
Shares reinvested		10,225,170	196,221,005	9,010,183	172,725,206
Shares redeemed	+	(87,533,037)	(1,861,743,855)	(87,190,945)	(1,722,551,980)

Net transactions in fund shares		17,144,338	$346,370,745	15,128,737	$292,649,869

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		550,398,011	$10,908,589,592	535,269,274	$10,006,926,350
Total increase	+	17,144,338	1,778,360,020	15,128,737	901,663,242

End of period		567,542,349	$12,686,949,612	550,398,011	$10,908,589,592

Net investment income not yet distributed			$200,192,592		$171,894,015

See financial notes 23

Schwab 1000 Index® Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–		11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	37.44	35.79	31.00	28.69		45.81

Income (loss) from investment operations:
Net investment income (loss)	0.71 [2]	0.62 [2]	0.57 [2]	0.54	[2]	0.66 [2]
Net realized and unrealized gains (losses)	4.32	2.07	4.80	2.41		(17.13)

Total from investment operations	5.03	2.69	5.37	2.95		(16.47)
Less distributions:
Distributions from net investment income	(0.72)	(0.57)	(0.58)	(0.64)		(0.62)
Distributions from net realized gains	(1.52)	(0.47)	—	—		(0.03)

Total distributions	(2.24)	(1.04)	(0.58)	(0.64)		(0.65)

Net asset value at end of period	40.23	37.44	35.79	31.00		28.69

Total return (%)	14.38	7.60	17.51	10.72		(36.43)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.29	0.29	0.38	[3]	0.49
Gross operating expenses	0.34	0.34	0.35	0.44		0.49
Net investment income (loss)	1.85	1.64	1.71	1.96		1.68
Portfolio turnover rate	4	5	5	4		4
Net assets, end of period ($ x 1,000,000)	4,848	4,552	4,575	4,279		2,260

1 Effective September 18, 2009, the Select Share class and the Investor Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

24 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.5%		Common Stock	1,982,137,394	4,824,056,196
0.4%		Other Investment Company	20,278,008	20,278,008
0.1%		Short-Term Investment	1,430,820	1,430,820

100.0%		Total Investments	2,003,846,222	4,845,765,024
0.5%		Collateral Invested for Securities on Loan	23,866,457	23,866,457
(0	.5)%	Other Assets and Liabilities, Net		(21,633,884)

100.0%		Net Assets		4,847,997,597

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.5% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	42,006,982

Banks 2.9%
U.S. Bancorp	641,705	0.4	21,311,023
Wells Fargo & Co.	1,666,696	1.2	56,150,988
Other Securities		1.3	62,754,309

		2.9	140,216,320

Capital Goods 7.9%
3M Co.	215,754	0.4	18,900,050
Caterpillar, Inc.	221,596	0.4	18,793,557
General Electric Co.	3,580,702	1.6	75,409,584
United Technologies Corp.	284,603	0.5	22,244,571
Other Securities		5.0	248,406,917

		7.9	383,754,679

Commercial & Professional Supplies 0.8%
Other Securities		0.8	37,601,568

Consumer Durables & Apparel 1.3%
Other Securities		1.3	63,321,355

Consumer Services 2.0%
McDonald’s Corp.	341,436	0.6	29,636,645
Other Securities		1.4	67,563,335

		2.0	97,199,980

Diversified Financials 5.8%
American Express Co.	334,677	0.4	18,731,872
Bank of America Corp.	3,646,541	0.7	33,985,762
Citigroup, Inc.	994,956	0.8	37,201,405
JPMorgan Chase & Co.	1,288,878	1.1	53,720,435
The Charles Schwab Corp. (a)	367,065	0.1	4,984,743
The Goldman Sachs Group, Inc.	152,932	0.4	18,717,348
Other Securities		2.3	112,737,600

		5.8	280,079,165

Energy 10.6%
Chevron Corp.	666,837	1.5	73,492,106
ConocoPhillips	412,066	0.5	23,838,018
Exxon Mobil Corp.	1,566,163	2.9	142,787,081
Occidental Petroleum Corp.	274,816	0.4	21,699,471
Schlumberger Ltd.	450,647	0.6	31,333,486
Other Securities		4.7	221,016,585

		10.6	514,166,747

Food & Staples Retailing 2.2%
CVS Caremark Corp.	433,511	0.4	20,114,910
Wal-Mart Stores, Inc.	570,227	0.9	42,778,430
Other Securities		0.9	45,886,238

		2.2	108,779,578

Food, Beverage & Tobacco 5.4%
Altria Group, Inc.	689,705	0.5	21,932,619
PepsiCo, Inc.	526,885	0.8	36,481,517
Philip Morris International, Inc.	571,965	1.0	50,653,220
The Coca-Cola Co.	1,313,648	1.0	48,841,433
Other Securities		2.1	103,757,155

		5.4	261,665,944

Health Care Equipment & Services 3.9%
UnitedHealth Group, Inc.	350,392	0.4	19,621,952
Other Securities		3.5	168,713,730

		3.9	188,335,682

Household & Personal Products 2.2%
The Procter & Gamble Co.	934,519	1.3	64,706,096
Other Securities		0.9	44,335,635

		2.2	109,041,731

Insurance 4.1%
Berkshire Hathaway, Inc., Class B *	622,212	1.1	53,728,006
Other Securities		3.0	144,722,572

		4.1	198,450,578

Materials 3.8%
Other Securities		3.8	185,543,441

See financial notes 25

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.6%
Comcast Corp., Class A	909,123	0.7	34,101,204
The Walt Disney Co.	608,760	0.6	29,871,853
Other Securities		2.3	109,294,723

		3.6	173,267,780

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
Abbott Laboratories	532,446	0.7	34,885,862
Amgen, Inc.	260,702	0.5	22,562,455
Bristol-Myers Squibb Co.	569,639	0.4	18,940,497
Johnson & Johnson	935,387	1.4	66,244,107
Merck & Co., Inc.	1,033,318	1.0	47,150,300
Pfizer, Inc.	2,530,651	1.3	62,937,290
Other Securities		2.6	132,420,969

		7.9	385,141,480

Real Estate 3.0%
Other Securities		3.0	147,502,663

Retailing 4.3%
Amazon.com, Inc. *	122,741	0.6	28,576,560
The Home Depot, Inc.	511,435	0.6	31,391,880
Other Securities		3.1	146,699,964

		4.3	206,668,404

Semiconductors & Semiconductor Equipment 1.9%
Intel Corp.	1,700,280	0.8	36,768,555
Other Securities		1.1	56,818,666

		1.9	93,587,221

Software & Services 9.3%
eBay, Inc. *	393,470	0.4	19,000,666
Google, Inc., Class A *	89,876	1.3	61,095,009
International Business Machines Corp.	364,440	1.5	70,894,513
Microsoft Corp.	2,559,938	1.5	73,047,831
Oracle Corp.	1,292,110	0.8	40,120,015
Visa, Inc., Class A	177,300	0.5	24,602,148
Other Securities		3.3	161,756,831

		9.3	450,517,013

Technology Hardware & Equipment 7.2%
Apple, Inc.	318,050	3.9	189,271,555
Cisco Systems, Inc.	1,794,815	0.6	30,763,129
QUALCOMM, Inc.	578,278	0.7	33,872,634
Other Securities		2.0	92,902,316

		7.2	346,809,634

Telecommunication Services 2.9%
AT&T, Inc.	1,957,377	1.4	67,705,670
Verizon Communications, Inc.	966,557	0.9	43,147,105
Other Securities		0.6	31,500,815

		2.9	142,353,590

Transportation 1.8%
Union Pacific Corp.	159,662	0.4	19,643,216
Other Securities		1.4	66,441,334

		1.8	86,084,550

Utilities 3.8%
Other Securities		3.8	181,960,111

Total Common Stock
(Cost $1,982,137,394)			4,824,056,196

Other Investment Company 0.4% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund	20,278,008	0.4	20,278,008

Total Other Investment Company
(Cost $20,278,008)			20,278,008

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	1,430,820

Total Short-Term Investment
(Cost $1,430,820)			1,430,820

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.5% of net assets

State Street Institutional U.S. Government Money Market Fund	23,866,457	0.5	23,866,457

Total Collateral Invested for Securities on Loan
(Cost $23,866,457)			23,866,457

End of Collateral Invested for Securities on Loan.

At 10/31/12, tax basis cost of the fund’s investments was $1,980,916,319 and the unrealized appreciation and depreciation were $2,967,356,004 and ($102,507,299), respectively, with a net unrealized appreciation of $2,864,848,705.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

26 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	280	19,695,200	(665,290)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$4,617,387,792	$—	$—	$4,617,387,792
Retailing	206,603,407	—	64,997	206,668,404
Other Investment Company[1]	20,278,008	—	—	20,278,008
Short-Term Investments[1]	—	1,430,820	—	1,430,820

Total	$4,844,269,207	$1,430,820	$64,997	$4,845,765,024

Other Financial Instruments
Collateral Invested for Securities on Loan	$23,866,457	$—	$—	$23,866,457

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($665,290)	$—	$—	($665,290)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$—	$—	$4,047	$60,950	$—	$—	$—	$64,997

Total	$—	$—	$4,047	$60,950	$—	$—	$—	$64,997

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $4,047.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 27

 Schwab 1000 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated issuers, at value (cost $1,803,228)		$4,984,743
Investments in unaffiliated issuers, at value (cost $2,002,042,994) including securities on loan of $23,386,814	+	4,840,780,281

Total investments, at value (cost $2,003,846,222)		4,845,765,024
Collateral invested for securities on loan		23,866,457
Receivables:
Dividends		5,589,281
Fund shares sold		2,870,135
Income from securities on loan		69,208
Foreign tax reclaims		7,846
Interest		956
Prepaid expenses	+	124,756

Total assets		4,878,293,663

Liabilities

Collateral held for securities on loan		23,866,457
Payables:
Investments bought		60,950
Investment adviser and administrator fees		69,378
Shareholder service fees		40,344
Fund shares redeemed		6,091,741
Due to brokers for futures		14,778
Accrued expenses	+	152,418

Total liabilities		30,296,066

Net Assets

Total assets		4,878,293,663
Total liabilities	−	30,296,066

Net assets		$4,847,997,597

Net Assets by Source
Capital received from investors		1,716,239,836
Net investment income not yet distributed		69,309,270
Net realized capital gains		221,194,979
Net unrealized capital gains		2,841,253,512

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$4,847,997,597		120,492,478		$40.23

28 See financial notes

 Schwab 1000 Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated issuer		$86,284
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $89,066)		100,914,058
Interest		10,650
Securities on loan	+	723,591

Total investment income		101,734,583

Expenses

Investment adviser and administrator fees		10,852,291
Shareholder service fees		4,633,485
Shareholder reports		195,027
Portfolio accounting fees		141,638
Transfer agent fees		137,141
Custodian fees		93,457
Professional fees		63,835
Registration fees		53,091
Trustees’ fees		48,806
Interest expense		2,292
Other expenses	+	118,816

Total expenses		16,339,879
Expense reduction by CSIM and its affiliates	−	2,559,048
Custody credits	−	141

Net expenses	−	13,780,690

Net investment income		87,953,893

Realized and Unrealized Gains (Losses)

Net realized gains on investments		195,449,231
Net realized gains on futures contracts	+	1,432,658

Net realized gains		196,881,889
Net unrealized gains on affiliated issuer		474,466
Net unrealized gains on unaffiliated investments		349,984,546
Net unrealized losses on futures contracts	+	(665,290)

Net unrealized gains	+	349,793,722

Net realized and unrealized gains		546,675,611

Increase in net assets resulting from operations		$634,629,504

See financial notes 29

 Schwab 1000 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$87,953,893	$78,010,205
Net realized gains		196,881,889	201,802,116
Net unrealized gains	+	349,793,722	69,288,970

Increase in net assets from operations		634,629,504	349,101,291

Distributions to Shareholders

Distributions from net investment income		(86,671,033)	(72,629,008)
Distributions from net realized gains	+	(183,283,175)	(59,077,498)

Total distributions		($269,954,208)	($131,706,506)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,643,918	$254,453,021	8,119,509	$304,265,267
Shares reinvested		6,777,525	235,112,352	3,151,858	114,822,202
Shares redeemed	+	(14,504,214)	(557,797,536)	(17,520,002)	(660,242,679)

Net transactions in fund shares		(1,082,771)	($68,232,163)	(6,248,635)	($241,155,210)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		121,575,249	$4,551,554,464	127,823,884	$4,575,314,889
Total increase or decrease	+	(1,082,771)	296,443,133	(6,248,635)	(23,760,425)

End of period		120,492,478	$4,847,997,597	121,575,249	$4,551,554,464

Net investment income not yet distributed			$69,309,270		$68,967,233

30 See financial notes

Schwab Small-Cap Index Fund®

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–		11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	20.55	19.18	15.14	13.85		25.35

Income (loss) from investment operations:
Net investment income (loss)	0.33 [2]	0.25 [2]	0.22 [2]	0.18	[2]	0.33 [2]
Net realized and unrealized gains (losses)	1.89	1.37	3.97	1.40		(7.89)

Total from investment operations	2.22	1.62	4.19	1.58		(7.56)
Less distributions:
Distributions from net investment income	(0.35)	(0.20)	(0.15)	(0.29)		(0.32)
Distributions from net realized gains	(1.16)	(0.05)	—	—		(3.62)

Total distributions	(1.51)	(0.25)	(0.15)	(0.29)		(3.94)

Net asset value at end of period	21.26	20.55	19.18	15.14		13.85

Total return (%)	11.87	8.45	27.85	11.98		(34.48)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.17	0.19	0.19	0.28	[3]	0.42
Gross operating expenses	0.21	0.19	0.20	0.33		0.42
Net investment income (loss)	1.63	1.18	1.23	1.41		1.78
Portfolio turnover rate	41 [4]	26	33	26		64
Net assets, end of period ($ x 1,000,000)	1,675	1,502	1,406	1,142		628

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
4 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 14, 2011.

See financial notes 31

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

97.4%		Common Stock	1,363,052,199	1,630,498,243
0.0%		Rights	—	—
0.0%		Warrants	—	591
2.6%		Short-Term Investments	43,991,885	43,991,885

100.0%		Total Investments	1,407,044,084	1,674,490,719
5.6%		Collateral Invested for Securities on Loan	93,407,211	93,407,211
(5	.6)%	Other Assets and Liabilities, Net		(93,156,428)

100.0%		Net Assets		1,674,741,502

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.4% of net assets

Automobiles & Components 0.8%
Other Securities		0.8	13,785,346

Banks 8.2%
Hancock Holding Co.	106,049	0.2	3,350,088
Ocwen Financial Corp. *	149,200	0.3	5,754,644
Other Securities		7.7	127,203,896

		8.2	136,308,628

Capital Goods 8.8%
A.O. Smith Corp.	54,295	0.2	3,299,507
Acuity Brands, Inc.	58,800	0.2	3,804,360
CLARCOR, Inc.	69,900	0.2	3,162,276
Hexcel Corp. *	138,383	0.2	3,537,070
Middleby Corp. *	26,152	0.2	3,267,692
Robbins & Myers, Inc.	53,500	0.2	3,171,480
Teledyne Technologies, Inc. *	51,200	0.2	3,278,336
Woodward, Inc.	96,000	0.2	3,216,000
Other Securities		7.2	121,273,685

		8.8	148,010,406

Commercial & Professional Supplies 3.6%
Other Securities		3.6	60,913,847

Consumer Durables & Apparel 3.1%
The Warnaco Group, Inc. *	57,200	0.2	4,037,176
Other Securities		2.9	48,009,190

		3.1	52,046,366

Consumer Services 4.1%
Domino’s Pizza, Inc.	80,679	0.2	3,277,181
Six Flags Entertainment Corp.	55,000	0.2	3,141,050
Other Securities		3.7	62,867,321

		4.1	69,285,552

Diversified Financials 3.2%
Other Securities		3.2	54,217,032

Energy 5.8%
Dril-Quip, Inc. *	55,800	0.2	3,864,708
Energy XXI (Bermuda) Ltd.	109,500	0.2	3,624,450
Kodiak Oil & Gas Corp. *	366,300	0.2	3,384,612
Oasis Petroleum, Inc. *	111,100	0.2	3,263,007
Rosetta Resources, Inc. *	73,600	0.2	3,388,544
Other Securities		4.8	79,522,559

		5.8	97,047,880

Food & Staples Retailing 1.1%
United Natural Foods, Inc. *	67,882	0.2	3,614,038
Other Securities		0.9	13,930,129

		1.1	17,544,167

Food, Beverage & Tobacco 1.9%
Other Securities		1.9	32,257,694

Health Care Equipment & Services 6.5%
athenahealth, Inc. *	49,700	0.2	3,195,213
Other Securities		6.3	105,020,861

		6.5	108,216,074

Household & Personal Products 0.6%
Other Securities		0.6	9,613,379

Insurance 2.5%
First American Financial Corp.	147,800	0.2	3,362,450
Other Securities		2.3	38,238,627

		2.5	41,601,077

Materials 5.0%
Coeur d’Alene Mines Corp. *	125,350	0.2	3,874,569
Eagle Materials, Inc.	67,890	0.2	3,596,133
Other Securities		4.6	76,406,191

		5.0	83,876,893

Media 1.2%
Other Securities		1.2	19,764,535

32 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Pharmaceuticals, Biotechnology & Life Sciences 5.7%
Alkermes plc *	170,242	0.2	3,154,584
Cubist Pharmaceuticals, Inc. *	87,932	0.2	3,772,283
Jazz Pharmaceuticals plc *	57,900	0.2	3,110,967
Medicis Pharmaceutical Corp., Class A	80,149	0.2	3,479,268
Pharmacyclics, Inc. *	75,400	0.3	4,604,678
Seattle Genetics, Inc. *	131,798	0.2	3,316,038
Other Securities		4.4	73,114,074

		5.7	94,551,892

Real Estate 8.0%
CYS Investments, Inc.	242,900	0.2	3,259,718
Highwoods Properties, Inc.	102,800	0.2	3,315,300
Invesco Mortgage Capital, Inc.	160,500	0.2	3,439,515
Omega Healthcare Investors, Inc.	147,000	0.2	3,372,180
Starwood Property Trust, Inc.	187,900	0.3	4,306,668
Two Harbors Investment Corp.	387,300	0.3	4,620,489
Other Securities		6.6	111,753,534

		8.0	134,067,404

Retailing 4.3%
Other Securities		4.3	72,242,319

Semiconductors & Semiconductor Equipment 3.3%
Cirrus Logic, Inc. *	89,800	0.2	3,660,248
Cymer, Inc. *	43,165	0.2	3,439,819
Other Securities		2.9	48,790,324

		3.3	55,890,391

Software & Services 8.1%
Aspen Technology, Inc. *	130,200	0.2	3,226,356
CommVault Systems, Inc. *	62,100	0.2	3,879,387
CoStar Group, Inc. *	39,175	0.2	3,247,607
Parametric Technology Corp. *	166,100	0.2	3,351,898
Ultimate Software Group, Inc. *	37,100	0.2	3,760,456
WEX, Inc. *	54,076	0.2	3,989,727
Other Securities		6.9	113,710,935

		8.1	135,166,366

Technology Hardware & Equipment 4.8%
Other Securities		4.8	80,389,726

Telecommunication Services 0.7%
Other Securities		0.7	11,516,315

Transportation 2.5%
Alaska Air Group, Inc. *	98,800	0.2	3,778,112
Genesee & Wyoming, Inc., Class A *	61,600	0.3	4,464,152
Old Dominion Freight Line, Inc. *	99,124	0.2	3,324,619
Other Securities		1.8	29,861,864

		2.5	41,428,747

Utilities 3.6%
Cleco Corp.	84,600	0.2	3,650,490
IDACORP, Inc.	69,800	0.2	3,121,456
Piedmont Natural Gas Co., Inc.	99,700	0.2	3,177,439
Other Securities		3.0	50,806,822

		3.6	60,756,207

Total Common Stock
(Cost $1,363,052,199)			1,630,498,243

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	591

Total Warrants
(Cost $—)			591

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.6% of net assets

Time Deposit 2.5%
Royal Bank of Canada
0.03%, 11/01/12	41,374,248	2.5	41,374,248

U.S. Treasury Obligations 0.1%
Other Securities		0.1	2,617,637

Total Short-Term Investments
(Cost $43,991,885)			43,991,885

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 5.6% of net assets

Wells Fargo Advantage Government Money Market Fund	93,407,211	5.6	93,407,211

Total Collateral Invested for Securities on Loan
(Cost $93,407,211)			93,407,211

End of Collateral Invested for Securities on Loan.

At 10/31/12 tax basis cost of the fund’s investments was $1,412,644,938 and the unrealized appreciation and depreciation were $406,103,935 and ($144,258,154), respectively, with a net unrealized appreciation of $261,845,781.

See financial notes 33

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $320,070 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/21/12	510	41,631,300	(1,350,122)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,482,487,837	$—	$—	$1,482,487,837
Capital Goods	147,690,927	—	319,479	148,010,406
Rights[1]	—	—	—	—
Warrants	591	—	—	591
Short-Term Investments[1]	—	43,991,885	—	43,991,885

Total	$1,630,179,355	$43,991,885	$319,479	$1,674,490,719

Other Financial Instruments
Collateral Invested for Securities on Loan	$93,407,211	$—	$—	$93,407,211

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($1,350,122)	$—	$—	($1,350,122)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$127,375	($3,526,188)	$3,697,493	$116,631	($95,832)	$—	$—	$319,479

Total	$127,375	($3,526,188)	$3,697,493	$116,631	($95,832)	$—	$—	$319,479

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $202,848.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

34 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $1,407,044,084) including securities on loan of $90,461,226		$1,674,490,719
Collateral invested for securities on loan		93,407,211
Receivables:
Investments sold		350,272
Fund shares sold		3,865,849
Dividends		666,468
Income from securities on loan		379,680
Due from broker for futures		224,400
Interest		35
Prepaid expenses	+	38,106

Total assets		1,773,422,740

Liabilities

Collateral held for securities on loan		93,407,211
Payables:
Investments bought		4,110,730
Investment adviser and administrator fees		12,497
Shareholder service fees		2,825
Fund shares redeemed		980,247
Accrued expenses	+	167,728

Total liabilities		98,681,238

Net Assets

Total assets		1,773,422,740
Total liabilities	−	98,681,238

Net assets		$1,674,741,502

Net Assets by Source
Capital received from investors		1,351,648,137
Net investment income not yet distributed		21,861,474
Net realized capital gains		35,135,356
Net unrealized capital gains		266,096,535

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,674,741,502		78,771,380		$21.26

See financial notes 35

 Schwab Small-Cap Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $27,069)		$24,289,577
Interest		6,664
Securities on loan	+	4,304,672

Total investment income		28,600,913

Expenses

Investment adviser and administrator fees		2,382,479
Shareholder service fees		311,248
Index fee		137,671
Shareholder reports		121,934
Portfolio accounting fees		88,897
Transfer agent fees		71,860
Professional fees		71,084
Registration fees		62,659
Custodian fees		50,916
Trustees’ fees		16,343
Interest expense		1,041
State filing fee reimbursement (Note 4)		(4,304)
Other expenses	+	40,274

Total expenses		3,352,102
Expense reduction by CSIM and its affiliates[1]	−	650,918

Net expenses	−	2,701,184

Net investment income		25,899,729

Realized and Unrealized Gains (Losses)

Net realized gains on investments		41,537,460
Net realized gains on futures contracts		1,218,580
Net realized gains on foreign currency transactions	+	19

Net realized gains		42,756,059
Net unrealized gains on investments		107,250,891
Net unrealized losses on futures contracts		(1,557,114)
Net unrealized gains on foreign currency translations	+	22

Net unrealized gains	+	105,693,799

Net realized and unrealized gains		148,449,858

Increase in net assets resulting from operations		$174,349,587

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $4,304. See financial note 4 for additional information.

36 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$25,899,729	$18,466,000
Net realized gains		42,756,059	95,376,181
Net unrealized gains	+	105,693,799	8,082,589

Increase in net assets from operations		174,349,587	121,924,770

Distributions to Shareholders

Distributions from net investment income		(25,652,389)	(14,254,530)
Distributions from net realized gains	+	(84,544,390)	(4,031,438)

Total distributions		($110,196,779)	($18,285,968)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,103,409	$271,438,282	14,936,269	$309,163,569
Shares reinvested		5,456,861	101,552,188	814,081	16,827,051
Shares redeemed	+	(12,880,545)	(264,077,786)	(15,965,406)	(333,977,185)

Net transactions in fund shares		5,679,725	$108,912,684	(215,056)	($7,986,565)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		73,091,655	$1,501,676,010	73,306,711	$1,406,023,773
Total increase or decrease	+	5,679,725	173,065,492	(215,056)	95,652,237

End of period		78,771,380	$1,674,741,502	73,091,655	$1,501,676,010

Net investment income not yet distributed			$21,861,474		$21,301,466

See financial notes 37

Schwab Total Stock Market Index Fund®

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	22.92	21.57	18.50	17.08	27.04

Income (loss) from investment operations:
Net investment income (loss)	0.47	0.41	0.37	0.24	0.40
Net realized and unrealized gains (losses)	2.83	1.33	3.02	1.55	(9.93)

Total from investment operations	3.30	1.74	3.39	1.79	(9.53)
Less distributions:
Distributions from net investment income	(0.42)	(0.39)	(0.32)	(0.37)	(0.37)
Distributions from net realized gains	—	—	—	—	(0.06)

Total distributions	(0.42)	(0.39)	(0.32)	(0.37)	(0.43)

Net asset value at end of period	25.80	22.92	21.57	18.50	17.08

Total return (%)	14.71	8.14	18.53	10.92	(35.76)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.21 [2]	0.38
Gross operating expenses	0.10	0.11	0.11	0.28	0.38
Net investment income (loss)	2.02	1.79	1.85	2.02	1.71
Portfolio turnover rate	3	1	3	5	1
Net assets, end of period ($ x 1,000,000)	2,240	1,747	1,470	1,205	585

1 Effective September 18, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.6%		Common Stock	1,684,732,545	2,208,790,277
0.0%		Rights	—	—
0.0%		Warrants	—	—
1.1%		Short-Term Investments	24,098,126	24,098,126

99.7%		Total Investments	1,708,830,671	2,232,888,403
0.8%		Collateral Invested for Securities on Loan	18,504,950	18,504,950
(0	.5)%	Other Assets and Liabilities, Net		(11,715,225)

100.0%		Net Assets		2,239,678,128

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.6% of net assets

Automobiles & Components 0.8%
Other Securities		0.8	18,343,892

Banks 3.3%
U.S. Bancorp	270,431	0.4	8,981,014
Wells Fargo & Co.	701,006	1.1	23,616,892
Other Securities		1.8	41,440,364

		3.3	74,038,270

Capital Goods 7.8%
3M Co.	90,800	0.4	7,954,080
Caterpillar, Inc.	93,200	0.4	7,904,292
General Electric Co.	1,506,666	1.4	31,730,386
United Technologies Corp.	119,668	0.4	9,353,251
Other Securities		5.2	118,523,491

		7.8	175,465,500

Commercial & Professional Supplies 1.1%
Other Securities		1.1	24,726,338

Consumer Durables & Apparel 1.5%
Other Securities		1.5	32,585,030

Consumer Services 2.1%
McDonald’s Corp.	143,909	0.6	12,491,301
Other Securities		1.5	35,320,197

		2.1	47,811,498

Diversified Financials 5.4%
American Express Co.	140,750	0.4	7,877,777
Bank of America Corp.	1,537,856	0.6	14,332,818
Citigroup, Inc.	418,428	0.7	15,645,023
JPMorgan Chase & Co.	542,044	1.0	22,592,394
The Charles Schwab Corp. (b)	154,226	0.1	2,094,389
The Goldman Sachs Group, Inc.	64,300	0.4	7,869,677
Other Securities		2.2	50,463,170

		5.4	120,875,248

Energy 10.2%
Chevron Corp.	279,939	1.4	30,852,077
ConocoPhillips	173,323	0.4	10,026,735
Exxon Mobil Corp.	658,634	2.7	60,047,662
Occidental Petroleum Corp.	115,620	0.4	9,129,355
Schlumberger Ltd.	189,360	0.6	13,166,201
Other Securities		4.7	105,925,254

		10.2	229,147,284

Food & Staples Retailing 2.1%
CVS Caremark Corp.	181,590	0.4	8,425,776
Wal-Mart Stores, Inc.	239,800	0.8	17,989,796
Other Securities		0.9	19,781,324

		2.1	46,196,896

Food, Beverage & Tobacco 5.2%
Altria Group, Inc.	290,100	0.4	9,225,180
PepsiCo, Inc.	222,058	0.7	15,375,296
Philip Morris International, Inc.	240,500	1.0	21,298,680
The Coca-Cola Co.	552,500	0.9	20,541,950
Other Securities		2.2	51,069,761

		5.2	117,510,867

Health Care Equipment & Services 4.1%
UnitedHealth Group, Inc.	147,380	0.4	8,253,280
Other Securities		3.7	82,683,385

		4.1	90,936,665

Household & Personal Products 2.1%
The Procter & Gamble Co.	393,015	1.2	27,212,359
Other Securities		0.9	19,941,972

		2.1	47,154,331

Insurance 4.0%
Berkshire Hathaway, Inc., Class B *	261,674	1.0	22,595,550
Other Securities		3.0	66,564,740

		4.0	89,160,290

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Materials 3.9%
Other Securities		3.9	86,493,807

Media 3.4%
Comcast Corp., Class A	322,304	0.5	12,089,623
The Walt Disney Co.	255,993	0.6	12,561,577
Other Securities		2.3	50,506,245

		3.4	75,157,445

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
Abbott Laboratories	223,905	0.7	14,670,256
Amgen, Inc.	109,968	0.4	9,517,181
Bristol-Myers Squibb Co.	239,550	0.4	7,965,037
Johnson & Johnson	393,370	1.2	27,858,463
Merck & Co., Inc.	434,570	0.9	19,829,429
Pfizer, Inc.	1,065,901	1.2	26,508,958
Other Securities		2.8	64,824,705

		7.6	171,174,029

Real Estate 3.7%
Other Securities		3.7	81,728,836

Retailing 4.2%
Amazon.com, Inc. *	51,600	0.5	12,013,512
The Home Depot, Inc.	215,070	0.6	13,200,997
Other Securities		3.1	68,947,583

		4.2	94,162,092

Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	713,932	0.7	15,438,779
Other Securities		1.3	29,881,171

		2.0	45,319,950

Software & Services 9.1%
eBay, Inc. *	165,448	0.4	7,989,484
Google, Inc., Class A *	37,765	1.1	25,671,514
International Business Machines Corp.	153,310	1.3	29,823,394
Microsoft Corp.	1,076,650	1.4	30,722,208
Oracle Corp.	543,449	0.8	16,874,091
Visa, Inc., Class A	74,600	0.5	10,351,496
Other Securities		3.6	83,212,469

		9.1	204,644,656

Technology Hardware & Equipment 6.9%
Apple, Inc.	133,800	3.6	79,624,380
Cisco Systems, Inc.	754,909	0.6	12,939,140
QUALCOMM, Inc.	243,100	0.6	14,239,582
Other Securities		2.1	47,544,636

		6.9	154,347,738

Telecommunication Services 2.7%
AT&T, Inc.	823,156	1.3	28,472,966
Verizon Communications, Inc.	406,472	0.8	18,144,910
Other Securities		0.6	14,696,524

		2.7	61,314,400

Transportation 1.8%
Union Pacific Corp.	67,600	0.4	8,316,828
Other Securities		1.4	31,058,374

		1.8	39,375,202

Utilities 3.6%
Other Securities		3.6	81,120,013

Total Common Stock
(Cost $1,684,732,545)			2,208,790,277

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 1.1% of net assets

Time Deposit 1.0%
Societe Generale
0.03%, 11/01/12	22,399,356	1.0	22,399,356

U.S. Treasury Obligation 0.1%
Other Securities		0.1	1,698,770

Total Short-Term Investments
(Cost $24,098,126)			24,098,126

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.8% of net assets

Wells Fargo Advantage Government Money Market Fund	18,504,950	0.8	18,504,950

Total Collateral Invested for Securities on Loan
(Cost $18,504,950)			18,504,950

End of Collateral Invested for Securities on Loan.

40 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

At 10/31/12 the tax basis cost of the fund’s investments was $1,721,800,478 and the unrealized appreciation and depreciation were $678,801,448 and ($167,713,523), respectively, with a net unrealized appreciation of $511,087,925.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	Illiquid security. At the period end, the value of these amounted to $54,704 or 0.0% of net assets.
(d)	All or a portion of this security is on loan.
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/21/12	45	3,673,350	(74,614)
S&P 500 Index, e-mini, Long, expires 12/21/12	310	21,805,400	(427,367)

Net unrealized losses			(501,981)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,906,577,655	$—	$—	$1,906,577,655
Capital Goods	175,412,096	—	53,404	175,465,500
Consumer Durables & Apparel	32,583,730	—	1,300	32,585,030
Retailing	94,130,405	—	31,687	94,162,092
Rights[1]	—	—	—	—
Warrants[1]	—	—	—	—
Short-Term Investments[1]	—	24,098,126	—	24,098,126

Total	$2,208,703,886	$24,098,126	$86,391	$2,232,888,403

Other Financial Instruments
Collateral Invested for Securities on Loan	$18,504,950	$—	$—	$18,504,950

Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($501,981)	$—	$—	($501,981)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$8,367	($623,248)	$649,260	$51,105	($4,868)	$5,775	$—	$86,391
Rights	29	3	(29)		(3)	—	—	—

Total	$8,396	($623,245)	$649,231	$51,105	($4,871)	$5,775	$—	$86,391

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $29,511.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2012.

See financial notes 41

 Schwab Total Stock Market Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated issuers, at value (cost $2,858,683)		$2,094,389
Investments in unaffiliated issuers, at value (cost $1,705,971,988) including securities on loan of $18,013,429	+	2,230,794,014

Total investments, at value (cost $1,708,830,671)		2,232,888,403
Cash		75
Collateral invested for securities on loan		18,504,950
Receivables:
Fund shares sold		5,848,955
Dividends		2,414,743
Income from securities on loan		53,363
Due from broker for futures		11,204
Foreign tax reclaims		3,253
Prepaid expenses	+	43,087

Total assets		2,259,768,033

Liabilities

Collateral held for securities on loan		18,504,950
Payables:
Investments bought		259,503
Investment adviser and administrator fees		7,920
Shareholder service fees		3,787
Fund shares redeemed		1,220,214
Accrued expenses	+	93,531

Total liabilities		20,089,905

Net Assets

Total assets		2,259,768,033
Total liabilities	−	20,089,905

Net assets		$2,239,678,128

Net Assets by Source
Capital received from investors		1,703,682,008
Net investment income not yet distributed		32,773,528
Net realized capital losses		(20,333,159)
Net unrealized capital gains		523,555,751

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,239,678,128		86,821,058		$25.80

42 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated issuer		$31,602
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $39,197)		40,834,541
Interest		9,590
Securities on loan	+	565,075

Total investment income		41,440,808

Expenses

Investment adviser and administrator fees		1,180,226
Shareholder service fees		381,850
Transfer agent fees		107,227
Portfolio accounting fees		100,937
Shareholder reports		79,588
Registration fees		64,441
Professional fees		49,943
Custodian fees		45,543
Trustees’ fees		18,254
Interest expense		30
State filing fee reimbursement (Note 4)		(11,512)
Other expenses	+	46,596

Total expenses		2,063,123
Expense reduction by CSIM and its affiliates[1]	−	296,521

Net expenses	−	1,766,602

Net investment income		39,674,206

Realized and Unrealized Gains (Losses)

Net realized gains on investments		8,130,210
Net realized gains on futures contracts	+	3,929,040

Net realized gains		12,059,250
Net unrealized gains on affiliated issuer		174,471
Net unrealized gains on unaffiliated investments		212,369,531
Net unrealized losses on futures contracts	+	(1,542,227)

Net unrealized gains	+	211,001,775

Net realized and unrealized gains		223,061,025

Increase in net assets resulting from operations		$262,735,231

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $11,512. See financial note 4 for additional information.

See financial notes 43

 Schwab Total Stock Market Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$39,674,206	$30,636,588
Net realized gains		12,059,250	2,761,150
Net unrealized gains	+	211,001,775	81,349,337

Increase in net assets from operations		262,735,231	114,747,075

Distributions to Shareholders

Distributions from net investment income		($32,188,219)	($26,769,873)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		21,918,622	$541,100,465	22,264,739	$513,941,756
Shares reinvested		1,240,438	27,500,498	1,030,256	22,943,799
Shares redeemed	+	(12,563,348)	(306,292,186)	(15,226,159)	(348,432,230)

Net transactions in fund shares		10,595,712	$262,308,777	8,068,836	$188,453,325

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		76,225,346	$1,746,822,339	68,156,510	$1,470,391,812
Total increase	+	10,595,712	492,855,789	8,068,836	276,430,527

End of period		86,821,058	$2,239,678,128	76,225,346	$1,746,822,339

Net investment income not yet distributed			$32,773,528		$25,269,704

44 See financial notes

Schwab International Index Fund®

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	16.02	17.31	16.26	13.95	25.95

Income (loss) from investment operations:
Net investment income (loss)	0.57	0.57	0.48	0.37	0.68
Net realized and unrealized gains (losses)	0.33	(1.38)	1.01	2.58	(12.13)

Total from investment operations	0.90	(0.81)	1.49	2.95	(11.45)
Less distributions:
Distributions from net investment income	(0.60)	(0.48)	(0.44)	(0.64)	(0.55)

Net asset value at end of period	16.32	16.02	17.31	16.26	13.95

Total return (%)	6.07	(4.83)	9.31	22.55	(45.02)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.19	0.19	0.32 [2]	0.50
Gross operating expenses	0.23	0.21	0.22	0.41	0.54
Net investment income (loss)	3.66	3.26	2.88	2.92	3.15
Portfolio turnover rate	31 [3]	10	13	21	10
Net assets, end of period ($ x 1,000,000)	1,415	1,375	1,471	1,369	711

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
3 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 20, 2011.

See financial notes 45

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.5%	Common Stock	1,162,030,883	1,379,481,700
0.6%	Preferred Stock	5,868,851	8,184,188
1.5%	Other Investment Company	21,315,494	21,428,000
0.0%	Short-Term Investment	311,494	311,494

99.6%	Total Investments	1,189,526,722	1,409,405,382
0.3%	Collateral Invested for Securities on Loan	4,237,548	4,237,548
0.1%	Other Assets and Liabilities, Net		1,330,528

100.0%	Net Assets		1,414,973,458

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.5% of net assets

Australia 8.9%
Australia & New Zealand Banking Group Ltd.	360,234	0.7	9,503,422
BHP Billiton Ltd.	432,113	1.1	15,299,137
Commonwealth Bank of Australia	213,508	0.9	12,786,034
National Australia Bank Ltd.	300,095	0.6	8,019,955
Westpac Banking Corp.	410,808	0.8	10,860,904
Other Securities		4.8	69,319,607

		8.9	125,789,059

Austria 0.3%
Other Securities		0.3	3,878,772

Belgium 1.1%
Anheuser-Busch InBev N.V.	107,945	0.6	9,027,556
Other Securities		0.5	6,707,248

		1.1	15,734,804

Denmark 1.1%
Novo Nordisk A/S, Class B	54,730	0.6	8,774,064
Other Securities		0.5	7,452,131

		1.1	16,226,195

Finland 0.7%
Other Securities		0.7	10,562,991

France 9.2%
BNP Paribas S.A.	129,519	0.5	6,533,581
LVMH Moet Hennessy Louis Vuitton S.A.	34,039	0.4	5,534,090
Sanofi	159,318	1.0	13,992,487
Total S.A.	285,793	1.0	14,395,452
Other Securities		6.3	89,441,363

		9.2	129,896,973

Germany 7.9%
Allianz SE - Reg’d	61,106	0.5	7,590,915
BASF SE	123,500	0.7	10,244,366
Bayer AG - Reg’d	111,137	0.7	9,690,373
Daimler AG - Reg’d	121,899	0.4	5,710,339
Deutsche Bank AG - Reg’d	124,475	0.4	5,669,970
E.ON AG	241,763	0.4	5,503,754
SAP AG	123,431	0.6	9,000,958
Siemens AG - Reg’d	110,665	0.8	11,150,484
Other Securities		3.4	47,261,205

		7.9	111,822,364

Greece 0.1%
Other Securities		0.1	780,828

Hong Kong 3.1%
Other Securities		3.1	43,610,213

Ireland 0.3%
Other Securities		0.3	3,748,710

Israel 0.6%
Other Securities		0.6	8,325,266

Italy 2.2%
Eni S.p.A.	340,912	0.6	7,844,694
Other Securities		1.6	23,606,464

		2.2	31,451,158

Japan 19.2%
Honda Motor Co., Ltd.	218,439	0.5	6,566,981
Mitsubishi UFJ Financial Group, Inc.	1,707,209	0.5	7,723,359
Sumitomo Mitsui Financial Group, Inc.	180,546	0.4	5,516,941
Toyota Motor Corp.	369,603	1.0	14,250,837
Other Securities		16.8	237,395,971

		19.2	271,454,089

Netherlands 2.5%
Unilever N.V. CVA	218,301	0.6	8,023,569

46 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		1.9	27,073,425

		2.5	35,096,994

New Zealand 0.1%
Other Securities		0.1	1,775,992

Norway 0.9%
Other Securities		0.9	13,362,330

Portugal 0.2%
Other Securities		0.2	2,337,686

Singapore 1.8%
Other Securities		1.8	25,824,456

Spain 2.9%
Banco Bilbao Vizcaya Argentaria S.A.	721,256	0.4	6,026,775
Banco Santander S.A.	1,319,541	0.7	9,935,095
Telefonica S.A.	540,302	0.5	7,131,329
Other Securities		1.3	17,595,930

		2.9	40,689,129

Sweden 3.1%
Other Securities		3.1	43,554,713

Switzerland 8.6%
Nestle S.A. - Reg’d	442,233	2.0	28,076,565
Novartis AG - Reg’d	308,258	1.3	18,588,125
Roche Holding AG	94,150	1.3	18,135,653
UBS AG - Reg’d *	488,512	0.5	7,329,433
Other Securities		3.5	49,456,954

		8.6	121,586,730

United Kingdom 22.7%
Anglo American plc	186,285	0.4	5,740,225
AstraZeneca plc	169,309	0.6	7,851,663
Barclays plc	1,551,180	0.4	5,735,845
BG Group plc	456,581	0.6	8,477,284
BHP Billiton plc	283,039	0.6	9,071,742
BP plc	2,549,771	1.3	18,209,432
British American Tobacco plc	262,096	0.9	12,999,847
Diageo plc	336,445	0.7	9,618,457
GlaxoSmithKline plc	672,218	1.1	15,062,680
HSBC Holdings plc	2,431,036	1.7	23,968,271
Rio Tinto plc	179,629	0.6	8,973,620
Royal Dutch Shell plc, A Shares	495,336	1.2	16,996,320
Royal Dutch Shell plc, B Shares	354,342	0.9	12,533,927
Standard Chartered plc	320,089	0.5	7,578,602
Tesco plc	1,079,635	0.4	5,586,494
Unilever plc	173,067	0.5	6,455,942
Vodafone Group plc	6,613,226	1.3	17,959,085
Other Securities		9.0	129,152,812

		22.7	321,972,248

Total Common Stock
(Cost $1,162,030,883)			1,379,481,700

Preferred Stock 0.6% of net assets

Germany 0.6%
Other Securities		0.6	8,153,359

United Kingdom 0.0%
Other Securities		0.0	30,829

Total Preferred Stock
(Cost $5,868,851)			8,184,188

Other Investment Company 1.5% of net assets

United States 1.5%
iShares MSCI EAFE Index Fund	400,000	1.5	21,428,000

Total Other Investment Company
(Cost $21,315,494)			21,428,000

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.0% of net assets

Time Deposit 0.0%
Other Securities		0.0	311,494

Total Short-Term Investment
(Cost $311,494)			311,494

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.3% of net assets

Wells Fargo Advantage Government Money Market Fund	4,237,548	0.3	4,237,548

Total Collateral Invested for Securities on Loan
(Cost $4,237,548)			4,237,548

End of Collateral Invested for Securities on Loan.

At 10/31/12, the tax basis cost of the fund’s investments was $1,209,596,758 and the unrealized appreciation and depreciation were $364,596,385 and ($164,787,761), respectively, with a net unrealized appreciation of $199,808,624.

See financial notes 47

 Schwab International Index Fund

Portfolio Holdings continued

At 10/31/12, the values of certain foreign securities held by the fund aggregating $1,383,209,691 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$833,941,880	$—	$833,941,880
Belgium	108,305	15,626,499	—	15,734,804
France	311,361	129,585,612	—	129,896,973
Greece	586,074	194,754	—	780,828
Ireland	1,065,976	2,682,734	—	3,748,710
Japan	775,980	270,678,109	—	271,454,089
Portugal	433,164	1,904,522	—	2,337,686
Switzerland	1,144,508	120,442,222	—	121,586,730
Preferred Stock[1]	—	8,153,359	—	8,153,359
United Kingdom	—	—	30,829	30,829
Other Investment Company[1]	21,428,000	—	—	21,428,000
Short-Term Investments[1]	—	311,494	—	311,494

Total	$25,853,368	$1,383,521,185	$30,829	$1,409,405,382

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,237,548	$—	$—	$4,237,548

[1]	As categorized in complete schedule of holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock
United Kingdom	$32,986	($587)	($174)	$—	($32,225)	$—	$—	$—
Preferred Stock
United Kingdom	—	—	361	30,468	—	—	—	30,829

Total	$32,986	($587)	$187	$30,468	($32,225)	$—	$—	$30,829

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $361.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $2,091,443 and $1,018,143 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2012. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

48 See financial notes

 Schwab International Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $1,189,526,722) including securities on loan of $3,979,374		$1,409,405,382
Foreign currency, at value (cost $263)		263
Cash		163
Collateral invested for securities on loan		4,237,548
Receivables:
Dividends		3,538,503
Fund shares sold		3,188,932
Foreign tax reclaims		894,594
Income from securities on loan		12,846
Prepaid expenses	+	35,847

Total assets		1,421,314,078

Liabilities

Collateral held for securities on loan		4,237,548
Payables:
Investments bought		30,829
Investment adviser and administrator fees		10,677
Shareholder service fees		2,547
Fund shares redeemed		1,873,434
Accrued expenses	+	185,585

Total liabilities		6,340,620

Net Assets

Total assets		1,421,314,078
Total liabilities	−	6,340,620

Net assets		$1,414,973,458

Net Assets by Source
Capital received from investors		1,195,189,205
Net investment income not yet distributed		35,644,277
Net realized capital losses		(35,658,274)
Net unrealized capital gains		219,798,250

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,414,973,458		86,678,890		$16.32

See financial notes 49

 Schwab International Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $3,641,093)		$50,981,682
Interest		1,468
Securities on loan	+	1,164,903

Total investment income		52,148,053

Expenses

Investment adviser and administrator fees		2,033,613
Shareholder service fees		266,406
Custodian fees		249,578
Index fee		127,061
Shareholder reports		121,489
Portfolio accounting fees		99,259
Transfer agent fees		84,365
Professional fees		70,771
Registration fees		44,312
Trustees’ fees		15,243
Interest expense		9,848
State filing fee reimbursement (Note 4)		(6,103)
Other expenses	+	48,368

Total expenses		3,164,210
Expense reduction by CSIM and its affiliates[1]	−	578,516

Net expenses	−	2,585,694

Net investment income		49,562,359

Realized and Unrealized Gains (Losses)

Net realized gains on investments		54,779,055
Net realized losses on foreign currency transactions	+	(90,061)

Net realized gains		54,688,994
Net unrealized losses on investments		(22,053,260)
Net unrealized losses on foreign currency translations	+	(16,078)

Net unrealized losses	+	(22,069,338)

Net realized and unrealized gains		32,619,656

Increase in net assets resulting from operations		$82,182,015

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $6,103. See financial note 4 for additional information.

50 See financial notes

 Schwab International Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$49,562,359	$48,709,948
Net realized gains		54,688,994	35,464,233
Net unrealized losses	+	(22,069,338)	(151,198,441)

Increase (Decrease) in net assets from operations		82,182,015	(67,024,260)

Distributions to Shareholders

Distributions from net investment income		($51,830,156)	($40,811,469)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		14,938,008	$230,299,984	15,538,810	$265,131,011
Shares reinvested		3,211,483	47,080,346	2,149,594	36,392,628
Shares redeemed	+	(17,316,607)	(267,897,568)	(16,818,082)	(289,204,022)

Net transactions in fund shares		832,884	$9,482,762	870,322	$12,319,617

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		85,846,006	$1,375,138,837	84,975,684	$1,470,654,949
Total increase or decrease	+	832,884	39,834,621	870,322	(95,516,112)

End of period		86,678,890	$1,414,973,458	85,846,006	$1,375,138,837

Net investment income not yet distributed			$35,644,277		$34,013,997

See financial notes 51

 Schwab Equity Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the “trusts”) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund	(formerly Schwab Fundamental US Small-Mid Company Index Fund)
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio	(formerly Schwab Fundamental International Small-Mid Company Index Fund)
Schwab MarketTrack Conservative Portfolio	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus Small-Cap MarketMasters Fund	(formerly Schwab Fundamental Emerging Markets Index Fund)
Laudus International MarketMasters Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund – Maximum Payout
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund	Schwab Investments (organized October 26, 1990)
Schwab Small-Cap Equity Fund	Schwab 1000 Index Fund
Schwab Hedged Equity Fund	Schwab Short-Term Bond Market Fund
Schwab Financial Services Fund	Schwab Premier Income Fund
Schwab Health Care Fund	Schwab Total Bond Market Fund
Schwab International Core Equity Fund	Schwab GNMA Fund
Schwab Target 2010 Fund	Schwab Treasury Inflation Protected Securities Fund
Schwab Target 2015 Fund	(formerly Schwab Inflation Protected Fund)
Schwab Target 2020 Fund	Schwab Tax-Free Bond Fund
Schwab Target 2025 Fund	Schwab California Tax-Free Bond Fund
Schwab Target 2030 Fund	Schwab Global Real Estate Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are

52

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and forward foreign currency exchange contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s forward exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily

 53

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of October 31, 2012 and the value of the related collateral are disclosed in the complete Portfolio Holdings and the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the

54

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

 55

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2012, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the benchmark index, or match the securities’ weightings to the benchmark index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of the index.

If a fund uses a sampling method, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market

56

 Schwab Equity Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds, for instance — a fund’s large- and mid-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and each trust.

For its advisory and administrative services to the Schwab 1000 Index Fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Schwab
1000
% of Average Daily Net Assets	Index Fund

First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%

 57

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
Schwab	Schwab	Total Stock	Schwab
S&P 500	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund

0.06%	0.15%	0.06%	0.15%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.02%	0.10%	0.02%	0.02%	0.02%

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.09%	0.29%	0.17%	0.09%	0.19%

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the Schwab Equity Index Funds during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Fund	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Schwab S&P 500 Index Fund	1,009,981	75,700	—	1,085,681	$14,743,548	$—	$251,479
Schwab 1000 Index Fund	351,965	15,100	—	367,065	4,984,743	—	86,284
Schwab Total Stock Market Index Fund	126,026	28,200	—	154,226	2,094,389	—	31,602

58

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentages of each fund shares in this report owned by other Schwab Funds as of October 31, 2012:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Schwab MarketTrack Portfolios:
Schwab All Equity Portfolio	1.7%	—%	7.0%	—%	10.1%
Schwab Growth Portfolio	1.8%	—%	6.8%	—%	8.2%
Schwab Balanced Portfolio	1.0%	—%	3.8%	—%	4.6%
Schwab Conservative Portfolio	0.3%	—%	1.1%	—%	1.4%
Schwab Annuity Portfolios:
Schwab Growth Portfolio II	0.1%	0.1%	0.3%	—%	0.4%
Schwab Target Funds:
Schwab Target 2010 Fund	0.0% *	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0% *	—%	—%	—%	—%
Schwab Target 2020 Fund	0.2%	—%	—%	—%	—%
Schwab Target 2025 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2030 Fund	0.4%	—%	—%	—%	—%
Schwab Target 2035 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2040 Fund	0.4%	—%	—%	—%	—%

*	Less than 0.05%

Certain other related parties may own shares of Schwab funds in this report. As of October 31, 2012, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Small Cap Index Fund and the Schwab Total Stock Market Fund were 2.0% and 5.0%, respectively.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2012, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund received a payment of $27,175, $4,304, $11,512 and $6,103, respectively, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the funds’ shares in prior periods. These payments are presented in each fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in each fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. provides transfer agent services for each fund.

 59

 Schwab Equity Index Funds

Financial Notes (continued)

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab S&P 500 Index Fund	$662,992,759	$224,494,770
Schwab 1000 Index Fund	203,243,192	452,111,512
Schwab Small-Cap Index Fund	685,861,648	648,685,486
Schwab Total Stock Market Index Fund	333,819,176	61,608,203
Schwab International Index Fund	423,453,074	413,652,816

9. Derivatives:

Certain funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and due to brokers for futures contracts held at October 31, 2012 and the net realized/unrealized gains (losses) on futures contracts held during the period ended October 31, 2012 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab S&P 500 Index Fund	$174,810,802	2,590
Schwab 1000 Index Fund	13,560,913	198
Schwab Small-Cap Index Fund	19,799,575	246
Schwab Total Stock Market Index Fund	21,066,829	294
Schwab International Index Fund	—	—

60

 Schwab Equity Index Funds

Financial Notes (continued)

10. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/11-10/31/12)	(11/1/10-10/31/11)

Schwab S&P 500 Index Fund	$148,766	$176,039
Schwab 1000 Index Fund	18,501	35,850
Schwab Small-Cap Index Fund	13,063	25,087
Schwab Total Stock Market Index Fund	149,791	108,924
Schwab International Index Fund	11,378	16,287

11. Federal Income Taxes:

As of October 31, 2012, the components of distributable earnings on a tax-basis were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$199,865,251	$69,090,621	$22,010,515	$32,024,450	$46,346,374
Undistributed long-term capital gains	—	197,818,436	39,237,045	—	—
Unrealized appreciation on investments	4,389,637,779	2,967,356,004	406,103,935	678,801,448	364,596,385
Unrealized depreciation on investments	(1,174,837,511)	(102,507,299)	(144,258,154)	(167,713,523)	(164,787,761)
Other unrealized appreciation/(depreciation)	1	—	22	—	(80,407)

Net unrealized appreciation/(depreciation)	$3,214,800,269	$2,864,848,705	$261,845,803	$511,087,925	$199,728,217

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments, non taxable dividends and futures mark to market.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2013	$118,657,105	$—	$—	$—	$—
October 31, 2014	109,256,533	—	—	—	—
October 31, 2015	89,645,092	—	—	—	—
October 31, 2016	77,879,594	—	—	2,244,763	—
October 31, 2017	20,049,252	—	—	4,871,496	26,290,338

Total	$415,487,576	$—	$—	$7,116,259	$26,290,338

For the year ended October 31, 2012, the funds had capital losses utilized as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital losses utilized	$20,828,436	$—	$—	$12,375,982	$50,888,806

 61

 Schwab Equity Index Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$218,494,240	$86,671,033	$69,464,601	$32,188,219	$51,830,156
Long-term capital gains	—	183,283,175	40,732,178	—	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$191,615,698	$72,195,700	$14,248,616	$26,769,873	$40,811,469
Long-term capital gains	—	59,510,806	4,037,352	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2012, the funds made the following reclassifications:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	(3,016,451)	(940,823)	312,668	17,837	3,898,077
Net realized capital gains/(losses)	3,016,451	940,823	(312,668)	(17,837)	(3,898,077)

As of October 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

62

 Schwab Equity Index Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The funds have adopted the noted provisions of the Act for the period ending October 31, 2012.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 63

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the portfolios constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (four of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) at October 31, 2012, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

64

Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $2,551,221 to its shareholders for the year ended October 31, 2012. The respective foreign source income on the fund is $53,414,164.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2012, qualify for the corporate dividends received deduction:

Percentage

Schwab S&P 500 Index Fund	100.00
Schwab 1000 Index Fund	100.00
Schwab Small-Cap Index Fund	66.87
Schwab Total Stock Market Index Fund	97.63
Schwab International Index Fund	0.03

For the fiscal year ended October 31, 2012, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

Schwab S&P 500 Index Fund	$218,494,240
Schwab 1000 Index Fund	86,671,033
Schwab Small-Cap Index Fund	47,970,693
Schwab Total Stock Market Index Fund	31,074,492
Schwab International Index Fund	42,736,850

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2012:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	183,283,175
Schwab Small-Cap Index Fund	40,732,178
Schwab Total Stock Market Index Fund	—
Schwab International Index Fund	—

 65

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust and Schwab Investments (collectively, the “Trusts”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreements”) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small- Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 24, 2012, and June 5, 2012, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 5, 2012. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds and exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both

66

risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab 1000 Index Fund that include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 67

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	74	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	74	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	74	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

68

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	74	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993 and Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	74	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

 69

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust and Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust and Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust and Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

70

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 71

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

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We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

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Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

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We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13810-15

Annual report dated October 31, 2012, enclosed.

Schwab Active Equity Funds

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

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Schwab Active Equity Funds

Annual Report
October 31, 2012

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

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Schwab Active Equity Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for
the Report Period

Schwab Core Equity Fundtm (Ticker Symbol: SWANX)	13.99%

S&P 500® Index	15.21%
Fund Category: Morningstar Large-Cap Blend	12.55%

Performance Details	pages 6-7

Schwab Dividend Equity Fundtm (Ticker Symbol: SWDSX)	12.65%

S&P 500® Index	15.21%
Fund Category: Morningstar Large-Cap Value	13.70%

Performance Details	pages 8-9

Schwab Large-Cap Growth Fundtm (Ticker Symbol: SWLSX)	12.18%

Russell 1000 Growth Index	13.02%
Fund Category: Morningstar Large-Cap Growth	10.10%

Performance Details	pages 10-11

Schwab Small-Cap Equity Fundtm (Ticker Symbol: SWSCX)	13.57%

Russell 2000® Index	12.08%
Fund Category: Morningstar Small-Cap Blend	10.82%

Performance Details	pages 12-13

Schwab Hedged Equity Fundtm (Ticker Symbol: SWHEX)	6.79%

S&P 500® Index	15.21%
Fund Category: Morningstar Long-Short	3.22%

Performance Details	pages 14-15

Schwab Financial Services Fundtm (Ticker Symbol: SWFFX)	16.92%

S&P 1500 SuperComposite Financials Sector Index	19.67%
Fund Category: Morningstar Financial Services	17.67%

Performance Details	pages 16-17

Schwab Health Care Fundtm1 (Ticker Symbol: SWHFX)	20.10%

Dow Jones Global Health Care Index	19.81%
Fund Category: Morningstar Health Care	21.91%

Performance Details	pages 18-19

Schwab® International Core Equity Fund[1] (Ticker Symbol: SICNX)	11.17%

MSCI EAFE Index®*	5.15%
Fund Category: Morningstar Foreign Large-Cap Blend	6.15%

Performance Details	pages 20-21

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*	The MSCI Europe, Australasia, Far East Index (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations, see financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Active Equity Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Active Equity Funds. Each Schwab Active Equity Fund employs a process to build a portfolio that seeks to provide a balance between risk and expected returns. To aid in its stock selection process, each fund utilizes Schwab Equity Ratings®, which represents Schwab’s proprietary approach to evaluating equity securities.

For the 12 months ended October 31, 2012, all but one of the Schwab Active Equity Funds generated double-digit returns, as U.S. stocks solidly outperformed international equities. Low interest rates and governmental efforts to encourage faster economic growth helped U.S. stocks generate positive returns, even as corporate earnings growth generally decelerated. The Federal Reserve extended its forecast for keeping short-term interest rates at 0-0.25% from late 2014 to mid-2015, extended “Operation Twist”—a policy of buying long-term securities and selling short-term Treasuries—and announced plans to purchase additional agency mortgage-backed securities. Value stocks generally outperformed growth stocks, while large-cap stocks posted bigger gains than small-caps. Health Care and Financials were some of the better performing sectors, while Energy and Materials comparatively underperformed.

Internationally, the euro zone’s sovereign debt crisis represented an ongoing challenge. With concerns regarding elections in Greece and worries that the crisis might spread, international equities endured sharp losses in May. Subsequently, European leaders achieved meaningful progress, and overseas stocks

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

15.21%	S&P 500® Index: measures U.S. large-cap stocks

12.08%	Russell 2000® Index: measures U.S. small-cap stocks

5.15%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.25%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management’s views and portfolio holdings may have changed since the report date.

Schwab Active Equity Funds 3

From the President continued

For the 12 months ended October 31, 2012, all but one of the Schwab Active Equity Funds generated double-digit returns, as U.S. stocks solidly outperformed international equities.

began to recover, while the U.S. dollar finished mixed versus major international currencies, correspondingly affecting international stock returns for U.S. investors.

Translating the solid performance of U.S. stocks and comparatively modest performance of overseas equities into quantifiable terms, the S&P 500 Index returned 15.2%, the Russell 2000 Index returned 12.1%, and in U.S. dollar terms, the MSCI EAFE Index returned 5.2%.

Thank you for investing in the Schwab Active Equity Funds. For former Schwab Premier Equity Fund shareholders, please remember that the fund was reorganized into the Schwab Core Equity Fund in September 2012, and this report contains important information about your new fund.

We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Schwab Active Equity Funds, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Active Equity Funds

Fund Management

Jonas Svallin, CFA Managing Director and Head of Disciplined Active Equity Strategies, leads the portfolio management team of Schwab’s disciplined active equity funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 until 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors (ACI). Prior to joining ACI, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Larry Mano, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab International Core Equity Fund. Prior to joining CSIM in 1998, Mr. Mano was a vice president and principal in the Institutional Services Group at Wilshire Associates, Inc., where he directed the product development and client servicing of analytical tools to aid in the management of structured equity and indexed portfolios. He has over 20 years of experience in asset management.

Paul Alan Davis, CFA Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Mr. Davis has been a portfolio manager with CSIM since 2004, and also worked in performance management, competitive analysis and fund administration since beginning his tenure at the firm in 2003. Prior to joining CSIM, Mr. Davis worked for several investment advisory firms in different capacities. His roles included portfolio management, trading and compliance. He has more than 12 years of experience in portfolio management.

Schwab Active Equity Funds 5

Schwab Core Equity Fund™

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in U.S. stocks. The fund expects to hold the common stocks of U.S companies that have market capitalizations of approximately $500 million or more. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 13.99% for the 12 months ended October 31, 2012, underperforming the S&P 500 Index (the index), which the fund uses for performance comparisons. The index returned 15.21% for the report period.

Market Highlights. All sectors within the index generated positive returns for the 12 months, as equities benefitted from the low-rate environment and governmental efforts to speed up economic growth. The Telecommunication Services and Health Care sectors performed particularly well, while the Energy and Materials sectors generated positive returns but underperformed other sectors. Stocks with mid- to low price-to-earnings ratios generally returned more than stocks with high price-to-earnings ratios, while shares of companies with low price-to-book ratios generally provided more substantial returns than shares of companies with high price-to-book ratios.

Positioning and Strategies. The fund’s strategic over- and underweights among various market-capitalization groups generally reduced the fund’s performance relative to the index, but solid stock selection within these groups provided an effective performance counterbalance. One example was the fund’s underweight compared with the index in companies with market capitalizations greater than $50 billion, which detracted from the fund’s performance compared with the index as large-cap stocks outperformed small-cap shares. However, the fund’s stock choices among market-capitalization ranges, particularly in stocks of companies with market capitalizations of $10 billion or less, enhanced the fund’s relative performance.

The fund held generally in-line sector weightings compared with the index, while stock selection results within these sectors varied. For example, holdings in the Consumer Discretionary sector enhanced the fund’s performance. One significant contributor in this sector was PetSmart, Inc., a specialty retailer of pet products and services. The fund’s PetSmart, Inc. holdings returned approximately 43% for the fund for the 12-month report period, and the fund’s overweight in this company compared with the index enhanced performance. Stock selection within the Information Technology sector generated less favorable results, with Dell Inc—a computer hardware manufacturer—representing a significant detractor. The fund’s Dell Inc. holdings returned approximately -31% for the period. When combined with the fund’s overweight in the company compared with the index, this position detracted from the fund’s relative performance.

The results of the fund’s over- and underweights among valuation groups relative to the index, and stock selection within these groups, varied. Weightings within price-to-book groups generated positive overall results compared with the index, although stock choices among these groups almost equally detracted from the fund’s relative performance. Among price-to-earnings groups, stock selection generated positive overall results, while weightings within these groups reduced performance.

As of 10/31/12:

 Statistics

Number of Holdings	152
Weighted Average Market Cap ($ x 1,000,000)	$100,963
Price/Earnings Ratio (P/E)	15.7
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate[1]	45%

 Sector Weightings % of Investments

Information Technology	19.4%
Financials	13.6%
Health Care	12.5%
Energy	11.8%
Consumer Discretionary	11.2%
Consumer Staples	10.5%
Industrials	8.4%
Utilities	3.9%
Materials	3.9%
Telecommunication Services	3.8%
Other	1.0%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Apple, Inc.	3.9%
Wells Fargo & Co.	3.1%
Exxon Mobil Corp.	3.1%
Chevron Corp.	3.1%
JPMorgan Chase & Co.	3.0%
Pfizer, Inc.	2.9%
The Coca-Cola Co.	2.7%
General Electric Co.	2.5%
Verizon Communications, Inc.	2.4%
Merck & Co., Inc.	2.2%
Total	28.9%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover excludes the impact of investment activity from a merger with another fund.
[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Active Equity Funds

 Schwab Core Equity Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Core Equity Fundtm (7/1/96)	13.99%	-0.35%	6.91%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Large-Cap Blend	12.55%	-0.71%	6.42%

Fund Expense Ratio4: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On May 21, 2009, the Laudus U.S. MarketMasters Fund merged into the fund. And, on September 7, 2012, the Schwab Premier Equity Fund merged into the fund (see financial note 13).
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 7

Schwab Dividend Equity Fund™

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 12.65% for the 12 months ended October 31, 2012, underperforming the S&P 500 Index (the index), which the fund uses for performance comparisons. The index returned 15.21% for the report period. As of October 31, 2012, the fund’s dividend yield was 2.84%, higher than the 2.24% dividend yield of the index. As of October 31, 2012, the fund’s 30-Day SEC yield was 1.80%.

Market Highlights. The low-rate backdrop and governmental efforts to quicken the pace of economic growth helped U.S. stocks generate solid returns for the 12-month report period, enabling all sectors in the index to provide positive returns. Telecommunication Services and Health Care stocks performed particularly well, generating returns of more than 20%, while Energy and Materials stocks provided positive returns, but underperformed equities in other sectors. Stocks with mid- to lower P/E ratios generated mixed performances compared with stocks with higher P/E ratios, while shares of companies with the lowest price-to-book ratios generally provided larger returns than shares of companies with higher price-to-book ratios.

Positioning and Strategies. The outperformance of stocks in the index that do not pay dividends represented a significant catalyst for the fund’s underperformance of the index, while stock selection within sectors and market-capitalization groups also limited the fund’s relative performance.

Stock selection within the Information Technology sector provided an example. Apple Inc.—a company that designs, manufactures, and markets communications equipment—generated returns of approximately 48% for the index during the 12-month report period, and these holdings represented a meaningful position within the index’s Information Technology position. However, the fund did not hold Apple Inc. shares as the valuation models employed by the fund steered the investment adviser away from this company, and therefore was unable to benefit directly from the stock’s rally.

The fund’s choices among Consumer Discretionary stocks were more effective. For example, the fund’s holdings of Home Depot, Inc.—a home improvement retailer—returned approximately 76% for the 12-month period. As a result, the fund’s overweight in this company enhanced performance compared with the index.

Weightings within price-to-book groups generated positive overall results compared with the index, although underperforming stock selections among these categories resulted in a negative overall performance impact. Stock selection among price-to-earnings groups also reduced the fund’s relative performance, as did stock choices among market-capitalization groups.

As of 10/31/12:

 Statistics

Number of Holdings	107
Weighted Average Market Cap ($ x 1,000,000)	$93,862
Price/Earnings Ratio (P/E)	14.7
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate	55%

 Sector Weightings % of Investments

Information Technology	16.5%
Financials	13.2%
Energy	12.1%
Consumer Staples	10.6%
Industrials	10.5%
Health Care	10.0%
Consumer Discretionary	9.4%
Utilities	6.7%
Telecommunication Services	5.3%
Materials	4.5%
Other	1.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp.	4.4%
Chevron Corp.	3.6%
General Electric Co.	3.2%
JPMorgan Chase & Co.	3.1%
Pfizer, Inc.	3.1%
Merck & Co., Inc.	3.1%
Verizon Communications, Inc.	2.8%
AT&T, Inc.	2.5%
Wal-Mart Stores, Inc.	2.2%
Costco Wholesale Corp.	2.1%
Total	30.1%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Active Equity Funds

 Schwab Dividend Equity Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

September 2, 2003 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Dividend Equity Fundtm (9/2/03)	12.65%	0.66%	6.98%
S&P 500® Index	15.21%	0.36%	5.86%
Fund Category: Morningstar Large-Cap Value	13.70%	-1.15%	5.57%

Fund Expense Ratio4: 0.89%

 Yields1

30-Day SEC Yield	1.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 9

Schwab Large-Cap Growth Fund™

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 12.18% for the 12 months ended October 31, 2012, underperforming the Russell 1000 Growth Index (the index), which the fund uses for performance comparisons. The index returned 13.02% for the report period.

Market Highlights. All sectors within the index generated positive returns for the 12 months, as large-cap U.S. stocks benefitted from the low-rate environment and governmental efforts to speed up economic growth. The Telecommunication Services and Health Care sectors performed particularly well, while the Utilities and Materials sectors generated positive returns but underperformed other sectors. Stocks with mid- to low price-to-earnings ratios generally returned more than stocks with the highest price-to-earnings ratios, while shares of companies with the highest price-to-book ratios generally provided more substantial returns than shares of companies with low price-to-book ratios.

Positioning and Strategies. Stock selection among the various sectors generally detracted from the fund’s performance compared with the index. Stock selection within the Information Technology sector generated particularly unfavorable results, with Western Union Company—a global money transfer services corporation—representing a significant detractor. The fund’s Western Union Company holdings returned approximately -27% for the period, and when combined with the fund’s overweight compared with the index, reduced the fund’s relative performance. Stock selection among Health Care companies also limited the fund’s relative return, while overweights in the Energy and Telecommunication Services sectors relative to the index modestly benefitted the fund.

Stock selection among the various market-capitalization groups enhanced the fund’s overall performance relative to the index, while the fund’s comparative weightings of these groups helped modestly. The fund’s stock choices among companies with market capitalizations of $5 billion or less were particularly effective, adding to the fund’s performance compared with the index. However, stock choices in companies with market capitalizations of $10 to $50 billion represented notable performance detractors.

The results of the fund’s over- and underweights among valuation groups relative to the index, and stock selection within these groups, varied. Among price-to-earnings groups, stock selection comfortably outweighed the negative impact of the fund’s allocations relative to the index. Weightings within price-to-book groups generated negative overall results compared with the index, although stock choices among these groups more than compensated for this performance.

As of 10/31/12:

 Statistics

Number of Holdings	100
Weighted Average Market Cap ($ x 1,000,000)	$110,938
Price/Earnings Ratio (P/E)	16.0
Price/Book Ratio (P/B)	3.2
Portfolio Turnover Rate	79%

 Sector Weightings % of Investments

Information Technology	30.4%
Consumer Discretionary	15.3%
Consumer Staples	12.4%
Health Care	10.7%
Industrials	10.0%
Materials	6.3%
Energy	5.6%
Financials	4.6%
Telecommunication Services	3.4%
Utilities	0.3%
Other	1.0%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	7.7%
Microsoft Corp.	3.6%
Oracle Corp.	3.3%
The Coca-Cola Co.	3.2%
Verizon Communications, Inc.	2.6%
Philip Morris International, Inc.	2.5%
PPG Industries, Inc.	2.3%
Simon Property Group, Inc.	2.1%
Amgen, Inc.	2.1%
Costco Wholesale Corp.	2.1%
Total	31.5%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Active Equity Funds

 Schwab Large-Cap Growth Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 3, 2005 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Large-Cap Growth Fundtm (10/3/05)	12.18%	0.07%	3.61%
Russell 1000 Growth Index	13.02%	1.95%	5.30%
Fund Category: Morningstar Large-Cap Growth	10.10%	-0.28%	3.91%

Fund Expense Ratios4: Net 0.99%; Gross 1.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 11

Schwab Small-Cap Equity Fund™

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 13.57% for the 12 months ended October 31, 2012, comfortably outperforming the Russell 2000 Index (the index), which the fund uses for performance comparisons. The index returned 12.08% for the report period.

Market Highlights. Nearly all sectors within the index generated positive returns for the 12 months, as small-cap U.S. stocks benefitted from the low-rate environment and governmental efforts to speed up economic growth. Large-cap companies were perceived as greater beneficiaries from the low-rate environment than small-cap companies, while shares of small-cap companies generally endured higher overall market volatility compared with large-cap stocks. Small-cap U.S. stocks generally underperformed large-cap shares amid this backdrop. From a sector standpoint, Financials stocks performed particularly well in spite of intermittent bouts of volatility, rebounding from 2011 lows. By comparison, the Energy sector generated negative returns, hurt by worries about lackluster global growth, even as increased supplies from U.S. oil and shale gas exploration weighed on prices.

Positioning and Strategies. Effective stock selections across market sectors, market-capitalization groups, and valuation measures compared with the index enabled the fund’s outperformance of the index. For example, the Consumer Discretionary sector generated double-digit returns for the 12 months, and Charming Shoppes, Inc.—a women’s specialty apparel retailer—was a significant contributor. The fund’s Charming Shoppes, Inc. holdings returned approximately 111% for the fund for the 12-month report period, benefitting from the company’s acquisition by the Ascena Retail Group. When combined with the fund’s overweight in this company compared with the index, this position enhanced the fund’s performance compared with the index. Not all stock selections worked out as favorably, with holdings in the economically sensitive Industrials sector illustrating this point. EnergySolutions, Inc.—a technical service provider to the nuclear industry—was a significant detractor in this sector, with the fund’s holdings returning approximately -44% and detracting from the fund’s relative performance.

Stock selections in the various market-capitalization groups enhanced the fund’s overall performance relative to the index, with holdings performing particularly well among companies with market capitalizations of $500 million to $2 billion. From a valuation standpoint, the fund generally emphasized less expensive stocks compared with the index, benefitting the fund’s relative performance. Specifically, weightings in price-to-earnings groups and in price-to-book groups enhanced relative performance, while overall stock choices among these groups generated even greater performance benefits for the fund.

As of 10/31/12:

 Statistics

Number of Holdings	423
Weighted Average Market Cap ($ x 1,000,000)	$1,243
Price/Earnings Ratio (P/E)	30.7
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	101%

 Sector Weightings % of Investments

Financials	21.5%
Information Technology	19.6%
Consumer Discretionary	14.4%
Industrials	12.8%
Health Care	10.8%
Energy	7.4%
Materials	5.8%
Utilities	3.9%
Consumer Staples	2.4%
Telecommunication Services	0.8%
Other	0.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Acxiom Corp.	1.0%
SemGroup Corp., Class A	1.0%
PHH Corp.	1.0%
PAREXEL International Corp.	0.9%
CBL & Associates Properties, Inc.	0.9%
First American Financial Corp.	0.9%
Coeur d’Alene Mines Corp.	0.9%
Portland General Electric Co.	0.9%
Convergys Corp.	0.9%
DCT Industrial Trust, Inc.	0.9%
Total	9.3%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Active Equity Funds

 Schwab Small-Cap Equity Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2003 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Small-Cap Equity Fundtm (7/1/03)	13.57%	0.78%	8.86%
Russell 2000® Index	12.08%	1.19%	8.04%
Fund Category: Morningstar Small-Cap Blend	10.82%	0.75%	7.82%

Fund Expense Ratio4: 1.12%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 13

Schwab Hedged Equity Fund™

The Schwab Hedged Equity Fund (the fund) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market. To pursue its investment objective, the fund will establish long and short positions in equity securities issued by U.S. companies. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short. To aid its stocks selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 6.79% for the 12 months ended October 31, 2012, significantly underperforming the S&P 500 Index (the index), which the fund uses for performance comparisons. The index returned 15.21% for the report period.

Market Highlights. U.S. equities generated impressive returns amid the low-rate environment and governmental efforts to quicken the pace of economic growth. Stocks started out on rocky footing, as the euro zone’s sovereign debt crisis and a subsequent sharp increase in financial market volatility pushed investors toward perceived safe havens. As meaningful progress in Europe emerged, and as the Federal Reserve continued to support an economic recovery in the U.S., investors shifted back into stocks. From a sector perspective, Telecommunication Services stocks outperformed equities in other sectors, while stocks of Energy companies comparatively underperformed.

Positioning and Strategies. Throughout the 12-month report period, the fund held short positions of approximately 39% of net assets on average. Given the substantial rally by stocks, most of these short positions significantly detracted from the fund’s return compared with that of the index, and provided a key reason for the performance disparity between the two.

The fund’s allocations across market sectors also weighed on performance compared with the index, particularly among the Energy and Health Care sectors, although stock selection strategies generally enhanced the fund’s performance. Not all sector strategies generated negative results, with the fund’s positions in Information Technology stocks providing one example. The fund’s overweight in this sector compared with the index benefited relative performance as the fund’s long positions returned approximately 12%, outperforming those of the index. The fund’s short positions in this sector also enhanced the fund’s relative performance. For example, the fund shorted the stock of ADTRAN, Inc.—a communications equipment servicer—which enhanced relative returns as the fund’s shares of this company fell by roughly 42% during the period.

From a valuation standpoint, stock selection in price-to-book and price-to-earnings groups yielded disappointing results. The fund’s stock choices among small-cap stocks generally benefitted the fund by comparison, as did a relative overweighting in this market-capitalization group, while allocations and stock selections among other market-capitalization ranges generally detracted from the fund’s performance.

As of 10/31/12:

 Statistics

Number of Holdings
Long Holdings	137
Short Holdings	134
Weighted Average Market Cap ($ x 1,000,000)
Long Holdings	$63,580
Short Holdings	$5,432
Price/Earnings Ratio (P/E)
Long Holdings	15.9
Short Holdings	31.5
Price/Book Ratio (P/B)
Long Holdings	1.8
Short Holdings	2.3
Portfolio Turnover Rate	109%
Portfolio Turnover Rate excluding short sales	53%

 Top Equity Long Holdings
 % of Net Assets1

Apple, Inc.	3.0%
Exxon Mobil Corp.	2.9%
Pfizer, Inc.	2.8%
JPMorgan Chase & Co.	2.0%
Wells Fargo & Co.	2.0%
Total	12.7%

 Top Equity Short Holdings
 % of Net Assets1

MasTec, Inc.	0.7%
NetSuite, Inc.	0.7%
DreamWorks Animation SKG, Inc., Class A	0.7%
DexCom, Inc.	0.6%
Pall Corp.	0.6%
Total	3.3%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Active Equity Funds

 Schwab Hedged Equity Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Hedged Equity Fundtm (9/3/02)	6.79%	0.19%	6.11%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Long-Short	3.22%	-0.49%	5.82%

Fund Expense Ratios4: Net 1.87%; Gross 1.89%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 15

Schwab Financial Services Fund™

The Schwab Financial Services Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the financial services sector. To aid its stock selection, the fund uses Schwab Equity Ratings. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 16.92% for the 12 months ended October 31, 2012, underperforming the S&P 1500 SuperComposite Financials Sector Index (the index), which the fund uses for performance comparisons. The index returned 19.67% for the report period.

Market Highlights. U.S. stocks generated impressive returns for the 12 months, benefitting from the low-rate environment and governmental efforts to support economic growth. Diversified Financials, Regional Banks, and Life & Health Insurance stocks comprise a meaningful percentage of the index, and each of these industries generated double-digit returns for the 12 months, returning approximately 25%, 22%, and 10%, respectively. Banks and companies offering diversified financial services in particular benefitted from the low interest-rate environment, which made their products potentially more affordable for borrowers. From a market-capitalization standpoint, the largest financial firms generally outperformed the smallest financial firms, while stocks with the highest price-to-earnings ratios and shares of companies with the lowest price-to-book ratios generally produced the highest returns.

Positioning and Strategies. The fund’s overall stock selections detracted from performance compared with the index, while over- and underweights within industries weighed even more heavily on the fund’s relative performance. For example, stock selection in Diversified Financials subtracted meaningfully from the fund’s performance, with an underweight in holdings of Citigroup, Inc.—a diversified financial services company—providing one example, as Citigroup, Inc. stock returned almost 19% for the index. The fund’s weighting compared with the index in the Specialized Finance industry, as well as stock choices therein, detracted from the fund’s performance as well.

An overweight in Regional Banks and stock selections within this industry generated far more beneficial results. Given the double-digit returns of Regional Banks and relative outperformance compared with many other areas in the broader sector, the fund’s relative overweight enhanced performance. Diminishing concerns over foreclosures provided an important support for this industry, while the fund’s holdings of Regions Financial Corporation—a regional, multi-bank holding company—provided an example of solid stock selection by the fund. Holdings of this company returned approximately 67% for the report period, and when combined with the fund’s overweight of these holdings compared with the index, enhanced the fund’s relative performance.

From a valuation standpoint, overall weightings compared with the index in both price-to-book and price-to-earnings groups were beneficial, although stock selection in these areas yielded disappointing results that more than erased these benefits. The fund’s stock choices among shares of companies with market capitalizations of $5 to $10 billion generally helped the fund, although stock choices in most other market-capitalization groups detracted.

As of 10/31/12:

 Statistics

Number of Holdings	64
Weighted Average Market Cap ($ x 1,000,000)	$52,735
Price/Earnings Ratio (P/E)	13.8
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	84%

 Industry Weightings % of Investments

Diversified Financials	32.7%
Insurance	27.8%
Banks	22.4%
Real Estate	14.6%
Commercial & Professional Services	0.1%
Other	2.4%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Wells Fargo & Co.	8.9%
JPMorgan Chase & Co.	8.5%
Bank of America Corp.	5.7%
American Express Co.	3.9%
Simon Property Group, Inc.	3.5%
MetLife, Inc.	3.3%
Capital One Financial Corp.	3.2%
The Travelers Cos., Inc.	3.0%
Aflac, Inc.	2.8%
State Street Corp.	2.7%
Total	45.5%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Active Equity Funds

 Schwab Financial Services Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Financial Services Fundtm (7/3/00)	16.92%	-6.70%	3.49%
S&P 1500 SuperComposite Financials Sector Index	19.67%	-10.64%	-0.24%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Financial Services	17.67%	-6.40%	2.23%

Fund Expense Ratios3: Net 0.94%; Gross 1.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since the Financial Services Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 17

Schwab Health Care Fund™

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the Health Care sector. The fund uses Schwab Equity Ratings to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 20.10% for the 12 months ended October 31, 2012, outperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned 19.81% for the report period.

Market Highlights. U.S. stocks rallied amid the low-rate environment and governmental efforts to quicken the pace of economic growth during the 12 months, while the euro zone’s sovereign debt crisis represented an ongoing challenge for international equities. Within U.S. markets, Health Care stocks were some of the better performers, generating double-digit returns. By comparison, overseas stocks endured particularly sharp losses in May amid concerns regarding Greek elections and worries that the crisis might spread. However, meaningful subsequent progress by European leaders helped international equities begin to recover. Biotechnology, Pharmaceuticals, and Health Care Equipment stocks—collectively representing nearly 80% of the index—each generated double-digit returns amid that environment. In addition, the low interest rate environment likely made corporate acquisitions more affordable. Looking to replace revenue streams from medications with expiring patent protections and expand product lines, big pharmaceutical companies actively examined potential acquisition targets within the Biotechnology industry in particular, propping up returns in the process.

Positioning and Strategies. The fund’s market-capitalization strategies, and stock selection within the various groups, contributed to the fund’s outperformance of the index. Stock selection of companies with market capitalizations of $10 billion and up performed particularly well, enhancing the fund’s relative performance.

The investment adviser limited the fund’s holdings of Health Care stocks from European countries, including those from Switzerland and the U.K. Instead, Health Care companies based in the U.S. were more heavily weighted than those in the index, an allocation that improved the fund’s relative performance, although the fund’s stock selections within the U.S. generated the opposite results.

From an industry standpoint, an overweight in Biotechnology stocks—which returned more than 35% for the fund, and benefitted from the low-rate environment—enhanced relative performance. Unfortunately, stock selections within this industry reduced the fund’s performance compared with the index. Pharmaceuticals stocks contributed meaningfully to the fund’s outperformance of the index, as did stock selection within this industry. For example, the fund’s holdings of Par Pharmaceutical Cos Inc.—a distributor and manufacturer of generic drugs that was acquired and taken private by TPG Capital during the period—performed particularly well, returning more than 63%. Within the Health Care Equipment industry, the fund’s stock selections and weighting reduced relative performance.

In addition, the fund’s overall strategies compared with the index in both price-to-book and price-to-earnings groups were beneficial for performance, with stock selections in both of these areas also enhancing the fund’s relative return.

As of 10/31/12:

 Statistics

Number of Holdings	92
Weighted Average Market Cap ($ x 1,000,000)	$68,154
Price/Earnings Ratio (P/E)	22.4
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	60%

 Industry Weightings % of Investments

Pharmaceuticals, Biotechnology & Life Sciences	71.7%
Healthcare – Services	25.2%
Materials	0.4%
Capital Goods	0.3%
Other	2.4%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Merck & Co., Inc.	6.9%
Pfizer, Inc.	6.6%
Amgen, Inc.	5.3%
Johnson & Johnson	5.3%
Medtronic, Inc.	3.1%
Abbott Laboratories	2.9%
UnitedHealth Group, Inc.	2.9%
Eli Lilly & Co.	2.9%
Biogen Idec, Inc.	2.8%
Roche Holding AG	2.8%
Total	41.5%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

18 Schwab Active Equity Funds

 Schwab Health Care Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Health Care Fundtm (7/3/00)	20.10%	4.76%	11.86%
Dow Jones Global Health Care Index	19.81%	4.41%	7.79%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Health Care	21.91%	5.39%	9.23%

Fund Expense Ratios3: Net 0.82%; Gross 0.85%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Since the Health Care Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 19

Schwab® International Core Equity Fund

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in stocks of publicly traded companies located in developed countries, excluding the U.S. To aid its stock selection, the fund uses Schwab’s proprietary international stock research. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 11.17% for the 12 months ended October 31, 2012, solidly outperforming the MSCI EAFE Index (the index), which the fund uses for performance comparisons. The index returned 5.15% for the report period. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed positively to the fund’s performance compared with the index.*

Market Highlights. International equities faced myriad headwinds during the 12 months. Stocks started out on rocky footing as the euro zone’s sovereign debt crisis and a correspondingly sharp increase in financial market volatility pushed investors toward perceived safe havens. As meaningful progress in Europe emerged, and central banks around the world continued trying to support economic growth, investors began migrating back into stocks, propping up the market’s performance. Meanwhile, major currencies finished mixed versus the U.S. dollar, correspondingly affecting returns in U.S. dollar terms.

Positioning and Strategies. Multiple strategies helped the fund outperform, but effective stock selection was one of the most important overall contributors. Of the 10 primary economic sectors within the index, the fund’s stock selection enhanced performance in eight sectors, with particularly beneficial results among the Information Technology and Consumer Discretionary sectors.

Stock selection within the $5 billion and under market-capitalization group generated solid returns, as did strategies concerning the fund’s country allocations and corresponding stock selections. Stock choices among U.K. holdings, particularly in small-cap shares, generated performance-enhancing results. A key contributor to this result within the Information Technology sector was Micro Focus International PLC, an enterprise application management solutions provider. The fund’s holdings of this company returned more than 69%.

In contrast, strategies in Australia detracted from the fund’s relative performance. Stock selection within Australia’s small-capitalization market was particularly disappointing, with the fund’s holdings of St. Barbara Limited—a gold exploration and production company—providing an illustration and falling sharply, returning approximately -22%. From a valuation standpoint, the fund’s overall strategies compared with the index in both price-to-book and price-to-earnings groups enhanced performance, while stock selections in both of these areas performed well.

As of 10/31/12:

 Statistics

Number of Holdings	185
Weighted Average Market Cap ($ x 1,000,000)	$47,921
Price/Earnings Ratio (P/E)	12.5
Price/Book Ratio (P/B)	0.5
Portfolio Turnover Rate	112%

 Sector Weightings % of Investments

Financials	22.9%
Industrials	15.2%
Health Care	12.9%
Consumer Discretionary	10.1%
Consumer Staples	10.1%
Energy	9.3%
Materials	7.4%
Information Technology	5.0%
Utilities	2.8%
Telecommunication Services	2.2%
Other	2.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Nestle S.A. – Reg’d	2.4%
HSBC Holdings plc	1.9%
BP plc	1.8%
Total S.A.	1.7%
Anheuser-Busch InBev N.V.	1.7%
Sanofi	1.7%
GlaxoSmithKline plc	1.7%
Mitsubishi UFJ Financial Group, Inc.	1.6%
Rio Tinto plc	1.6%
Koninklijke Philips Electronics N.V.	1.5%
Total	17.6%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

20 Schwab Active Equity Funds

 Schwab® International Core Equity Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

May 30, 2008 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab® International Core Equity Fund (5/30/08)	11.17%	5.56%	-3.18%
MSCI EAFE Index®*	5.15%	3.31%	-4.13%
Fund Category: Morningstar Foreign Large-Cap Blend	6.15%	3.75%	-4.70%

Fund Expense Ratios4: Net 0.87%; Gross 1.23%

 Country Weightings % of Equity Investments

United Kingdom	21.1%
Japan	18.9%
France	9.3%
Australia	8.1%
Switzerland	7.8%
Germany	7.4%
Netherlands	4.0%
Sweden	3.6%
Hong Kong	2.8%
Spain	2.7%
Other Countries	14.3%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The MSCI EAFE Index® is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Institutional Shares. On December 3, 2009, the Laudus Rosenberg International Equity Fund merged into the fund.
[4]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 21

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2012 and held through October 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/12	at 10/31/12	5/1/12–10/31/12

Schwab Core Equity Fundtm
Actual Return	0.72%	$1,000	$1,015.50	$3.65
Hypothetical 5% Return	0.72%	$1,000	$1,021.52	$3.66

Schwab Dividend Equity Fundtm
Actual Return	0.89%	$1,000	$1,017.50	$4.51
Hypothetical 5% Return	0.89%	$1,000	$1,020.66	$4.52

Schwab Large-Cap Growth Fundtm
Actual Return	0.99%	$1,000	$980.40	$4.93
Hypothetical 5% Return	0.99%	$1,000	$1,020.16	$5.03

Schwab Small-Cap Equity Fundtm
Actual Return	1.12%	$1,000	$1,029.60	$5.71
Hypothetical 5% Return	1.12%	$1,000	$1,019.51	$5.69

Schwab Hedged Equity Fundtm
Actual Return	2.18%	$1,000	$1,013.60	$11.03
Hypothetical 5% Return	2.18%	$1,000	$1,014.18	$11.04

Schwab Financial Services Fundtm
Actual Return	0.94%	$1,000	$1,020.10	$4.77
Hypothetical 5% Return	0.94%	$1,000	$1,020.41	$4.77

Schwab Health Care Fundtm
Actual Return	0.82%	$1,000	$1,069.10	$4.26
Hypothetical 5% Return	0.82%	$1,000	$1,021.01	$4.17

Schwab® International Core Equity Fund
Actual Return	0.86%	$1,000	$1,040.80	$4.41
Hypothetical 5% Return	0.86%	$1,000	$1,020.81	$4.37

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

22 Schwab Active Equity Funds

Schwab Core Equity Fund™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	16.81	15.78	14.26	13.43	20.49

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.19	0.17	0.17	0.23
Net realized and unrealized gains (losses)	2.07	1.01	1.50	0.88	(7.06)

Total from investment operations	2.33	1.20	1.67	1.05	(6.83)
Less distributions:
Distributions from net investment income	(0.34)	(0.17)	(0.15)	(0.22)	(0.18)
Distributions from net realized gains	—	—	—	—	(0.05)

Total distributions	(0.34)	(0.17)	(0.15)	(0.22)	(0.23)

Net asset value at end of period	18.80	16.81	15.78	14.26	13.43

Total return (%)	13.99	7.60	11.77	8.11	(33.71)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.72	0.73	0.73	0.75	0.75
Gross operating expenses	0.73	0.73	0.74	0.78	0.78
Net investment income (loss)	1.37	1.06	1.05	1.39	1.28
Portfolio turnover rate	45 [1]	35	49	41 [1]	35
Net assets, end of period ($ x 1,000,000)	1,880	1,719	1,792	1,770	1,449

1 Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 13 for additional information.

See financial notes 23

 Schwab Core Equity Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.8%	Common Stock	1,606,418,332	1,857,715,864
0.9%	Other Investment Company	17,558,841	17,558,841
0.1%	Short-Term Investment	692,901	692,901

99.8%	Total Investments	1,624,670,074	1,875,967,606
0.2%	Other Assets and Liabilities, Net		4,108,064

100.0%	Total Net Assets		1,880,075,670

	Number	Value
Security	of Shares	($)

Common Stock 98.8% of net assets

Automobiles & Components 0.4%
Ford Motor Co.	550,000	6,138,000
TRW Automotive Holdings Corp. *	31,000	1,441,810

		7,579,810

Banks 3.9%
BB&T Corp.	65,000	1,881,750
Huntington Bancshares, Inc.	313,200	2,001,348
KeyCorp	900,000	7,578,000
SunTrust Banks, Inc.	82,000	2,230,400
Wells Fargo & Co.	1,745,000	58,789,050

		72,480,548

Capital Goods 6.8%
3M Co.	17,000	1,489,200
AGCO Corp. *	77,400	3,522,474
Dover Corp.	24,000	1,397,280
Fluor Corp.	399,000	22,284,150
General Dynamics Corp.	84,500	5,752,760
General Electric Co.	2,208,500	46,511,010
Northrop Grumman Corp.	65,000	4,464,850
PACCAR, Inc.	100,000	4,334,000
Roper Industries, Inc.	20,500	2,237,985
Textron, Inc.	535,000	13,487,350
The Boeing Co.	269,500	18,983,580
Valmont Industries, Inc.	13,000	1,756,300
Wabtec Corp.	29,000	2,375,100

		128,596,039

Commercial & Professional Supplies 0.4%
Equifax, Inc.	134,000	6,705,360

Consumer Durables & Apparel 0.8%
Jarden Corp.	221,500	11,030,700
Mohawk Industries, Inc. *	52,000	4,340,440

		15,371,140

Consumer Services 0.5%
Hyatt Hotels Corp., Class A *	144,500	5,274,250
Starwood Hotels & Resorts Worldwide, Inc.	67,000	3,473,950

		8,748,200

Diversified Financials 7.0%
American Express Co.	260,500	14,580,185
Bank of America Corp.	35,000	326,200
Capital One Financial Corp.	145,500	8,754,735
Discover Financial Services	395,050	16,197,050
JPMorgan Chase & Co.	1,357,140	56,565,595
SLM Corp.	1,260,000	22,150,800
State Street Corp.	200,000	8,914,000
The Bank of New York Mellon Corp.	200,000	4,942,000

		132,430,565

Energy 11.7%
Anadarko Petroleum Corp.	70,000	4,816,700
Apache Corp.	50,000	4,137,500
Chevron Corp.	529,000	58,301,090
EOG Resources, Inc.	58,000	6,756,420
Exxon Mobil Corp.	649,500	59,214,915
HollyFrontier Corp.	43,000	1,661,090
Marathon Oil Corp.	81,000	2,434,860
Marathon Petroleum Corp.	45,000	2,471,850
Murphy Oil Corp.	393,365	23,601,900
National Oilwell Varco, Inc.	148,950	10,977,615
Occidental Petroleum Corp.	356,690	28,164,242
Phillips 66	49,000	2,310,840
Tesoro Corp.	61,000	2,300,310
Valero Energy Corp.	458,500	13,342,350

		220,491,682

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	260,000	25,591,800
CVS Caremark Corp.	165,000	7,656,000
The Kroger Co.	796,400	20,085,208
Wal-Mart Stores, Inc.	86,800	6,511,736

		59,844,744

Food, Beverage & Tobacco 7.1%
Archer-Daniels-Midland Co.	710,000	19,056,400
Bunge Ltd.	188,400	13,382,052
Constellation Brands, Inc., Class A *	284,000	10,036,560
Ingredion, Inc.	200,000	12,292,000

24 See financial notes

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
PepsiCo, Inc.	70,000	4,846,800
Philip Morris International, Inc.	264,700	23,441,832
The Coca-Cola Co.	1,365,000	50,750,700

		133,806,344

Health Care Equipment & Services 1.9%
Aetna, Inc.	100,000	4,370,000
Baxter International, Inc.	35,000	2,192,050
Boston Scientific Corp. *	272,500	1,400,650
Covidien plc	147,000	8,077,650
Henry Schein, Inc. *	78,000	5,754,840
Medtronic, Inc.	35,000	1,455,300
UnitedHealth Group, Inc.	214,000	11,984,000

		35,234,490

Household & Personal Products 0.2%
Colgate-Palmolive Co.	20,000	2,099,200
Kimberly-Clark Corp.	25,000	2,086,250

		4,185,450

Insurance 1.7%
Aflac, Inc.	193,500	9,632,430
American Financial Group, Inc.	29,290	1,136,452
HCC Insurance Holdings, Inc.	43,000	1,532,520
MetLife, Inc.	55,000	1,951,950
Prudential Financial, Inc.	27,000	1,540,350
Reinsurance Group of America, Inc.	76,500	4,048,380
The Travelers Cos., Inc.	109,300	7,753,742
Torchmark Corp.	74,000	3,743,660

		31,339,484

Materials 3.9%
Alcoa, Inc.	348,600	2,987,502
Ashland, Inc.	28,000	1,992,200
CF Industries Holdings, Inc.	9,000	1,846,710
International Paper Co.	824,000	29,523,920
MeadWestvaco Corp.	115,000	3,414,350
PPG Industries, Inc.	287,200	33,625,376

		73,390,058

Media 3.2%
CBS Corp., Class B - Non Voting Shares	55,500	1,798,200
Comcast Corp., Class A	455,000	17,067,050
Discovery Communications, Inc., Class A *	123,500	7,288,970
Liberty Global, Inc., Class A *	292,000	17,528,760
Omnicom Group, Inc.	45,000	2,155,950
The Walt Disney Co.	90,000	4,416,300
Time Warner Cable, Inc.	74,000	7,334,140
Time Warner, Inc.	57,000	2,476,650

		60,066,020

Pharmaceuticals, Biotechnology & Life Sciences 10.6%
Amgen, Inc.	361,052	31,247,245
Biogen Idec, Inc. *	98,000	13,545,560
Celgene Corp. *	21,000	1,539,720
Life Technologies Corp. *	347,137	16,978,471
Merck & Co., Inc.	922,080	42,074,511
Mylan, Inc. *	162,000	4,105,080
Pfizer, Inc.	2,184,000	54,316,080
Thermo Fisher Scientific, Inc.	504,000	30,774,240
Warner Chilcott plc, Class A	451,000	5,222,580

		199,803,487

Real Estate 1.0%
Simon Property Group, Inc.	121,000	18,417,410

Retailing 6.2%
Foot Locker, Inc.	482,900	16,177,150
Macy’s, Inc.	531,500	20,234,205
PetSmart, Inc.	186,000	12,348,540
Target Corp.	416,000	26,520,000
The Gap, Inc.	289,000	10,323,080
The Home Depot, Inc.	100,000	6,138,000
The TJX Cos., Inc.	616,800	25,677,384

		117,418,359

Semiconductors & Semiconductor Equipment 1.8%
Applied Materials, Inc.	1,000,000	10,600,000
LSI Corp. *	2,786,000	19,084,100
NVIDIA Corp.	266,000	3,184,020

		32,868,120

Software & Services 11.1%
Accenture plc, Class A	143,000	9,639,630
Alliance Data Systems Corp. *	151,500	21,672,075
BMC Software, Inc. *	369,140	15,023,998
CA, Inc.	862,000	19,412,240
Computer Sciences Corp.	440,500	13,413,225
Fidelity National Information Services, Inc.	67,000	2,202,290
IAC/InterActiveCorp	39,000	1,885,650
International Business Machines Corp.	81,100	15,776,383
Microsoft Corp.	780,000	22,257,300
Oracle Corp.	1,309,800	40,669,290
Symantec Corp. *	1,762,000	32,050,780
Synopsys, Inc. *	357,342	11,506,412
The Western Union Co.	84,000	1,066,800
Total System Services, Inc.	98,000	2,204,020

		208,780,093

Technology Hardware & Equipment 6.5%
Apple, Inc.	123,000	73,197,300
Avnet, Inc. *	63,000	1,804,950
Cisco Systems, Inc.	621,000	10,643,940
EMC Corp. *	457,400	11,169,708
Molex, Inc.	52,000	1,350,440
Motorola Solutions, Inc.	44,000	2,273,920
NCR Corp. *	97,000	2,064,160
Western Digital Corp.	366,000	12,528,180
Xerox Corp.	1,169,533	7,531,793

		122,564,391

See financial notes 25

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 3.8%
AT&T, Inc.	189,100	6,540,969
Crown Castle International Corp. *	225,500	15,052,125
Sprint Nextel Corp. *	991,800	5,494,572
Telephone & Data Systems, Inc.	35,671	887,138
Verizon Communications, Inc.	990,400	44,211,456

		72,186,260

Transportation 1.2%
FedEx Corp.	191,000	17,570,090
Hertz Global Holdings, Inc. *	180,000	2,388,600
United Parcel Service, Inc., Class B	27,000	1,977,750

		21,936,440

Utilities 3.9%
Ameren Corp.	402,000	13,217,760
American Water Works Co., Inc.	23,000	845,020
CenterPoint Energy, Inc.	375,000	8,126,250
CMS Energy Corp.	183,000	4,450,560
DTE Energy Co.	145,900	9,060,390
Edison International	51,000	2,393,940
NV Energy, Inc.	88,000	1,672,880
PG&E Corp.	311,000	13,223,720
Pinnacle West Capital Corp.	100,000	5,297,000
The AES Corp.	1,453,000	15,183,850

		73,471,370

Total Common Stock
(Cost $1,606,418,332)		1,857,715,864

Other Investment Company 0.9% of net assets

Money Market Fund 0.9%
State Street Institutional U.S. Government Money Market Fund	17,558,841	17,558,841

Total Other Investment Company
(Cost $17,558,841)		17,558,841

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.11%, 12/20/12 (a)(b)	693,000	692,901

Total Short-Term Investment
(Cost $692,901)		692,901

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $1,626,886,889 and the unrealized appreciation and depreciation were $291,663,236 and ($42,582,519), respectively, with a net unrealized appreciation of $249,080,717.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	180	12,661,200	(426,915)

26 See financial notes

 Schwab Core Equity Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,857,715,864	$—	$—	$1,857,715,864
Other Investment Company[1]	17,558,841	—	—	17,558,841
Short-Term Investment[1]	—	692,901	—	692,901

Total	$1,875,274,705	$692,901	$—	$1,875,967,606

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($426,915)	$—	$—	($426,915)

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 27

 Schwab Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $1,624,670,074)		$1,875,967,606
Receivables:
Investments sold		4,730,872
Dividends		1,121,393
Fund shares sold		880,978
Interest		786
Prepaid expenses	+	44,804

Total assets		1,882,746,439

Liabilities

Payables:
Investment adviser and administrator fees		71,062
Shareholder service fees		43,661
Fund shares redeemed		2,393,637
Due to brokers for futures		7,200
Accrued expenses	+	155,209

Total liabilities		2,670,769

Net Assets

Total assets		1,882,746,439
Total liabilities	−	2,670,769

Net assets		$1,880,075,670

Net Assets by Source
Capital received from investors		1,736,949,953
Net investment income not yet distributed		3,792,266
Net realized capital losses		(111,537,166)
Net unrealized capital gains		250,870,617

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,880,075,670		99,978,878		$18.80

28 See financial notes

 Schwab Core Equity Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends		$36,145,283
Interest		6,784
Securities on loan	+	163

Total investment income		36,152,230

Expenses

Investment adviser and administrator fees		8,097,460
Shareholder service fees		4,039,253
Shareholder reports		90,728
Transfer agent fees		86,864
Portfolio accounting fees		71,589
Registration fees		43,215
Professional fees		37,597
Custodian fees		34,704
Trustees’ fees		17,434
Interest expense		165
State filing fee reimbursement (Note 4)		(32,770)
Other expenses	+	44,733

Total expenses		12,530,972
Expense reduction by CSIM and its affiliates[1]	−	54,094
Custody credits	−	57

Net expenses	−	12,476,821

Net investment income		23,675,409

Realized and Unrealized Gains (Losses)

Net realized gains on investments		139,147,493
Net realized gains on futures contracts	+	2,604,435

Net realized gains		141,751,928
Net unrealized gains on investments		53,752,200
Net unrealized losses on futures contracts	+	(1,445,573)

Net unrealized gains	+	52,306,627

Net realized and unrealized gains		194,058,555

Increase in net assets resulting from operations		$217,733,964

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $32,770. See financial note 4 for additional information.

See financial notes 29

 Schwab Core Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$23,675,409	$19,259,987
Net realized gains		141,751,928	112,592,315
Net unrealized gains	+	52,306,627	7,883,076

Increase in net assets from operations		217,733,964	139,735,378

Distributions to Shareholders

Distributions from net investment income		($32,156,180)	($18,535,012)

Transactions in Fund Shares1

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,062,795	$109,887,310	12,323,341	$209,712,682
Issued in connection with merger		11,283,566	216,114,348	—	—
Shares reinvested		836,086	14,755,613	518,572	8,706,829
Shares redeemed	+	(20,453,309)	(365,280,788)	(24,183,912)	(413,021,730)

Net transactions in fund shares		(2,270,862)	($24,523,517)	(11,341,999)	($194,602,219)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		102,249,740	$1,719,021,403	113,591,739	$1,792,423,256
Total increase or decrease	+	(2,270,862)	161,054,267	(11,341,999)	(73,401,853)

End of period		99,978,878	$1,880,075,670	102,249,740	$1,719,021,403

Net investment income not yet distributed			$3,792,266		$12,260,865

[1]	Effective September 7, 2012, all of the assets and liabilities of the Schwab Premier Equity Fund were transferred to the Schwab Core Equity Fund. (See financial note 13)

30 See financial notes

Schwab Dividend Equity Fund™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	13.15	12.08	10.94	10.63	15.66

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.23	0.21	0.25	0.32
Net realized and unrealized gains (losses)	1.38	1.06	1.14	0.31	(4.97)

Total from investment operations	1.65	1.29	1.35	0.56	(4.65)
Less distributions:
Distributions from net investment income	(0.28)	(0.22)	(0.21)	(0.25)	(0.33)
Distributions from net realized gains	—	—	—	—	(0.05)

Total distributions	(0.28)	(0.22)	(0.21)	(0.25)	(0.38)

Net asset value at end of period	14.52	13.15	12.08	10.94	10.63

Total return (%)	12.65	10.73	12.42	5.62	(30.23)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.89	0.89	0.89	0.90 [2]	0.89
Gross operating expenses	0.89	0.89	0.89	0.91	0.89
Net investment income (loss)	1.89	1.77	1.74	2.40	2.33
Portfolio turnover rate	55	31	37	39	22
Net assets, end of period ($ x 1,000,000)	1,390	1,325	1,322	1,297	824

1 Effective October 7, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

See financial notes 31

 Schwab Dividend Equity Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.8%	Common Stock	1,156,012,471	1,373,932,166
1.2%	Short-Term Investments	15,976,019	15,976,019

100.0%	Total Investments	1,171,988,490	1,389,908,185
0.0%	Other Assets and Liabilities, Net		373,481

100.0%	Total Net Assets		1,390,281,666

	Number	Value
Security	of Shares	($)

Common Stock 98.8% of net assets

Banks 2.3%
Commerce Bancshares, Inc.	178,237	6,787,265
KeyCorp	290,000	2,441,800
Regions Financial Corp.	156,100	1,017,772
Wells Fargo & Co.	650,000	21,898,500

		32,145,337

Capital Goods 10.0%
3M Co.	128,000	11,212,800
Fluor Corp.	159,200	8,891,320
General Dynamics Corp.	55,500	3,778,440
General Electric Co.	2,086,100	43,933,266
L-3 Communications Holdings, Inc.	37,000	2,730,600
Lockheed Martin Corp.	210,000	19,670,700
Masco Corp.	75,000	1,131,750
Northrop Grumman Corp.	82,200	5,646,318
PACCAR, Inc.	8,500	368,390
Roper Industries, Inc.	31,000	3,384,270
The Boeing Co.	325,000	22,893,000
United Technologies Corp.	192,200	15,022,352

		138,663,206

Consumer Durables & Apparel 1.4%
Whirlpool Corp.	198,600	19,399,248

Consumer Services 0.5%
H&R Block, Inc.	407,200	7,207,440

Diversified Financials 7.5%
American Express Co.	310,700	17,389,879
JPMorgan Chase & Co.	1,046,984	43,638,293
Northern Trust Corp.	39,500	1,887,310
SLM Corp.	1,225,600	21,546,048
State Street Corp.	228,500	10,184,245
The Bank of New York Mellon Corp.	367,800	9,088,338

		103,734,113

Energy 12.1%
Apache Corp.	50,000	4,137,500
Chevron Corp.	452,500	49,870,025
EOG Resources, Inc.	26,500	3,086,985
Exxon Mobil Corp.	664,800	60,609,816
Marathon Petroleum Corp.	38,200	2,098,326
Murphy Oil Corp.	175,000	10,500,000
Occidental Petroleum Corp.	200,000	15,792,000
The Williams Cos., Inc.	70,000	2,449,300
Valero Energy Corp.	675,000	19,642,500

		168,186,452

Food & Staples Retailing 4.8%
Costco Wholesale Corp.	294,600	28,997,478
CVS Caremark Corp.	149,000	6,913,600
Wal-Mart Stores, Inc.	412,000	30,908,240

		66,819,318

Food, Beverage & Tobacco 4.5%
Archer-Daniels-Midland Co.	757,000	20,317,880
Ingredion, Inc.	190,000	11,677,400
Philip Morris International, Inc.	188,000	16,649,280
The Coca-Cola Co.	377,900	14,050,322

		62,694,882

Health Care Equipment & Services 1.5%
Baxter International, Inc.	48,500	3,037,555
Covidien plc	33,000	1,813,350
McKesson Corp.	78,500	7,324,835
Medtronic, Inc.	150,000	6,237,000
UnitedHealth Group, Inc.	50,000	2,800,000

		21,212,740

Household & Personal Products 1.2%
Colgate-Palmolive Co.	65,000	6,822,400
Kimberly-Clark Corp.	126,000	10,514,700

		17,337,100

Insurance 1.4%
MetLife, Inc.	65,000	2,306,850
The Travelers Cos., Inc.	243,000	17,238,420

		19,545,270

Materials 4.5%
CF Industries Holdings, Inc.	37,000	7,592,030
Eastman Chemical Co.	91,900	5,444,156
International Paper Co.	212,000	7,595,960
MeadWestvaco Corp.	452,100	13,422,849

32 See financial notes

 Schwab Dividend Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
PPG Industries, Inc.	244,300	28,602,644

		62,657,639

Media 2.0%
Comcast Corp., Class A	135,000	5,063,850
The Interpublic Group of Cos., Inc.	185,200	1,870,520
The Walt Disney Co.	140,000	6,869,800
Time Warner Cable, Inc.	30,000	2,973,300
Time Warner, Inc.	240,500	10,449,725

		27,227,195

Pharmaceuticals, Biotechnology & Life Sciences 8.5%
Amgen, Inc.	260,452	22,540,818
Eli Lilly & Co.	192,900	9,380,727
Merck & Co., Inc.	933,100	42,577,353
Pfizer, Inc.	1,731,500	43,062,405

		117,561,303

Real Estate 2.0%
Kimco Realty Corp.	280,000	5,465,600
Liberty Property Trust	45,000	1,580,400
Simon Property Group, Inc.	140,800	21,431,168

		28,477,168

Retailing 5.6%
Foot Locker, Inc.	403,000	13,500,500
Macy’s, Inc.	548,500	20,881,395
Target Corp.	210,000	13,387,500
The Gap, Inc.	18,900	675,108
The Home Depot, Inc.	319,000	19,580,220
The TJX Cos., Inc.	222,400	9,258,512

		77,283,235

Semiconductors & Semiconductor Equipment 3.3%
Applied Materials, Inc.	1,798,500	19,064,100
KLA-Tencor Corp.	483,000	22,469,160
Maxim Integrated Products, Inc.	170,000	4,679,250

		46,212,510

Software & Services 8.1%
Accenture plc, Class A	135,000	9,100,350
CA, Inc.	840,500	18,928,060
Computer Sciences Corp.	304,000	9,256,800
Fidelity National Information Services, Inc.	485,000	15,941,950
International Business Machines Corp.	66,400	12,916,792
Microsoft Corp.	670,000	19,118,450
Oracle Corp.	350,300	10,876,815
The Western Union Co.	520,000	6,604,000
Total System Services, Inc.	454,500	10,221,705

		112,964,922

Technology Hardware & Equipment 5.1%
Amphenol Corp., Class A	105,000	6,313,650
Cisco Systems, Inc.	980,000	16,797,200
Jabil Circuit, Inc.	595,500	10,325,970
Molex, Inc.	368,000	9,556,960
Seagate Technology plc	399,200	10,906,144
TE Connectivity Ltd.	276,000	8,881,680
Xerox Corp.	1,211,000	7,798,840

		70,580,444

Telecommunication Services 5.3%
AT&T, Inc.	1,000,307	34,600,619
Verizon Communications, Inc.	879,500	39,260,880

		73,861,499

Transportation 0.5%
FedEx Corp.	6,500	597,935
United Parcel Service, Inc., Class B	90,000	6,592,500

		7,190,435

Utilities 6.7%
Ameren Corp.	525,500	17,278,440
American Electric Power Co., Inc.	17,000	755,480
CenterPoint Energy, Inc.	75,000	1,625,250
CMS Energy Corp.	185,000	4,499,200
DTE Energy Co.	443,100	27,516,510
Edison International	175,000	8,214,500
PG&E Corp.	237,000	10,077,240
Pinnacle West Capital Corp.	225,000	11,918,250
Public Service Enterprise Group, Inc.	346,000	11,085,840

		92,970,710

Total Common Stock
(Cost $1,156,012,471)		1,373,932,166

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 1.2% of net assets

Time Deposits 1.2%
Bank of Montreal
0.03%, 11/01/12	4,931,604	4,931,604
Royal Bank of Canada
0.03%, 11/01/12	10,755,456	10,755,456

		15,687,060

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.11%, 12/20/12 (a)(b)	289,000	288,959

Total Short-Term Investments
(Cost $15,976,019)		15,976,019

End of Investments.

See financial notes 33

 Schwab Dividend Equity Fund

Portfolio Holdings continued

At 10/31/12, the tax basis cost of the fund’s investments was $1,171,988,490 and the unrealized appreciation and depreciation were $240,407,636 and ($22,487,941), respectively, with a net unrealized appreciation of $217,919,695.

(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	75	5,275,500	(177,881)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,373,932,166	$—	$—	$1,373,932,166
Short-Term Investments[1]	—	15,976,019	—	15,976,019

Total	$1,373,932,166	$15,976,019	$—	$1,389,908,185

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($177,881)	$—	$—	($177,881)

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

34 See financial notes

 Schwab Dividend Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $1,171,988,490)		$1,389,908,185
Cash		107
Receivables:
Dividends		1,409,947
Fund shares sold		1,045,757
Prepaid expenses	+	38,326

Total assets		1,392,402,322

Liabilities

Payables:
Investment adviser and administrator fees		69,656
Shareholder service fees		29,058
Fund shares redeemed		1,938,661
Due to brokers for futures		3,000
Accrued expenses	+	80,281

Total liabilities		2,120,656

Net Assets

Total assets		1,392,402,322
Total liabilities	−	2,120,656

Net assets		$1,390,281,666

Net Assets by Source
Capital received from investors		1,238,083,539
Net investment income not yet distributed		832,279
Net realized capital losses		(66,375,966)
Net unrealized capital gains		217,741,814

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,390,281,666		95,741,454		$14.52

See financial notes 35

 Schwab Dividend Equity Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends		$39,018,315
Interest	+	7,941

Total investment income		39,026,256

Expenses

Investment adviser and administrator fees		8,716,628
Shareholder service fees		3,442,920
Shareholder reports		73,722
Portfolio accounting fees		67,958
Transfer agent fees		53,833
Registration fees		45,931
Professional fees		40,073
Custodian fees		33,519
Trustees’ fees		15,146
Interest expense		45
State filing fee reimbursement (Note 4)		(13,172)
Other expenses	+	35,530

Total expenses		12,512,133
Expense reduction by CSIM and its affiliates[1]	−	40,775

Net expenses	−	12,471,358

Net investment income		26,554,898

Realized and Unrealized Gains (Losses)

Net realized gains on investments		104,234,791
Net realized gains on futures contracts	+	5,102,934

Net realized gains		109,337,725
Net unrealized gains on investments		32,057,949
Net unrealized losses on futures contracts	+	(1,948,405)

Net unrealized gains	+	30,109,544

Net realized and unrealized gains		139,447,269

Increase in net assets resulting from operations		$166,002,167

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $13,172. See financial note 4 for additional information.

36 See financial notes

 Schwab Dividend Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$26,554,898	$24,245,439
Net realized gains		109,337,725	43,566,448
Net unrealized gains	+	30,109,544	71,468,313

Increase in net assets from operations		166,002,167	139,280,200

Distributions to Shareholders

Distributions from net investment income		($28,261,739)	($23,212,957)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,849,993	$235,314,886	13,544,141	$176,264,263
Shares reinvested		1,092,546	15,437,629	949,738	12,332,976
Shares redeemed	+	(22,962,741)	(322,803,726)	(23,171,863)	(301,886,000)

Net transactions in fund shares		(5,020,202)	($72,051,211)	(8,677,984)	($113,288,761)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		100,761,656	$1,324,592,449	109,439,640	$1,321,813,967
Total increase or decrease	+	(5,020,202)	65,689,217	(8,677,984)	2,778,482

End of period		95,741,454	$1,390,281,666	100,761,656	$1,324,592,449

Net investment income not yet distributed			$832,279		$2,539,120

See financial notes 37

Schwab Large-Cap Growth Fund™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.18	10.48	9.10	8.22	12.77

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.07	0.05	0.05	0.06
Net realized and unrealized gains (losses)	1.29	0.69	1.39	0.87	(4.56)

Total from investment operations	1.36	0.76	1.44	0.92	(4.50)
Less distributions:
Distributions from net investment income	(0.06)	(0.06)	(0.06)	(0.04)	(0.05)

Net asset value at end of period	12.48	11.18	10.48	9.10	8.22

Total return (%)	12.18	7.25	15.83	11.36	(35.36)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.99	0.99	1.00 [2]	0.99	0.99
Gross operating expenses	1.05	1.05	1.04	1.03	1.01
Net investment income (loss)	0.53	0.56	0.39	0.65	0.53
Portfolio turnover rate	79	62	57	63	49
Net assets, end of period ($ x 1,000,000)	217	213	219	360	332

1 Effective October 7, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.

38 See financial notes

 Schwab Large-Cap Growth Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.9%		Common Stock	188,602,224	214,622,286
1.0%		Short-Term Investments	2,172,819	2,172,819

99.9%		Total Investments	190,775,043	216,795,105
0.4%		Collateral Invested for Securities on Loan	816,098	816,098
(0	.3)%	Other Assets and Liabilities, Net		(513,481)

100.0%		Total Net Assets		217,097,722

	Number	Value
Security	of Shares	($)

Common Stock 98.9% of net assets

Automobiles & Components 0.7%
Delphi Automotive plc *	24,500	770,280
Ford Motor Co.	66,000	736,560

		1,506,840

Banks 0.4%
Wells Fargo & Co.	26,900	906,261

Capital Goods 7.6%
3M Co.	4,500	394,200
AGCO Corp. *	32,400	1,474,524
Fluor Corp.	37,000	2,066,450
General Electric Co.	75,000	1,579,500
Lockheed Martin Corp.	24,300	2,276,181
PACCAR, Inc.	7,500	325,050
Roper Industries, Inc.	11,800	1,288,206
Textron, Inc.	95,000	2,394,950
The Boeing Co.	51,500	3,627,660
United Technologies Corp.	12,500	977,000

		16,403,721

Commercial & Professional Supplies 1.2%
Equifax, Inc.	50,000	2,502,000

Consumer Durables & Apparel 0.6%
NIKE, Inc., Class B	11,600	1,060,008
Whirlpool Corp.	2,500	244,200

		1,304,208

Consumer Services 1.4%
H&R Block, Inc.	35,400	626,580
Hyatt Hotels Corp., Class A *	13,000	474,500
Starwood Hotels & Resorts Worldwide, Inc.	35,300	1,830,305

		2,931,385

Diversified Financials 1.3%
Affiliated Managers Group, Inc. *	12,000	1,518,000
American Express Co.	10,800	604,476
JPMorgan Chase & Co.	11,500	479,320
SLM Corp.	14,000	246,120

		2,847,916

Energy 5.6%
Chevron Corp.	25,000	2,755,250
EOG Resources, Inc.	30,000	3,494,700
Exxon Mobil Corp.	24,000	2,188,080
Murphy Oil Corp.	28,000	1,680,000
National Oilwell Varco, Inc.	2,000	147,400
Occidental Petroleum Corp.	19,500	1,539,720
Valero Energy Corp.	11,500	334,650

		12,139,800

Food & Staples Retailing 4.2%
Costco Wholesale Corp.	46,000	4,527,780
CVS Caremark Corp.	30,000	1,392,000
Wal-Mart Stores, Inc.	42,500	3,188,350

		9,108,130

Food, Beverage & Tobacco 7.8%
Archer-Daniels-Midland Co.	36,600	982,344
Coca-Cola Enterprises, Inc.	101,200	3,181,728
PepsiCo, Inc.	5,000	346,200
Philip Morris International, Inc.	62,000	5,490,720
The Coca-Cola Co.	188,700	7,015,866

		17,016,858

Health Care Equipment & Services 1.9%
Baxter International, Inc.	10,000	626,300
Becton, Dickinson & Co.	5,000	378,400
Covidien plc	25,000	1,373,750
Henry Schein, Inc. *	24,600	1,814,988

		4,193,438

Household & Personal Products 0.4%
Herbalife Ltd. (a)	16,600	852,410

Insurance 0.7%
Aflac, Inc.	30,800	1,533,224

Materials 6.3%
Ashland, Inc.	43,500	3,095,025
CF Industries Holdings, Inc.	6,000	1,231,140

See financial notes 39

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
International Paper Co.	80,000	2,866,400
MeadWestvaco Corp.	45,000	1,336,050
PPG Industries, Inc.	43,000	5,034,440

		13,563,055

Media 4.5%
Comcast Corp., Class A	100,000	3,751,000
Liberty Global, Inc., Class A *	46,000	2,761,380
The Walt Disney Co.	15,000	736,050
Time Warner Cable, Inc.	26,000	2,576,860

		9,825,290

Pharmaceuticals, Biotechnology & Life Sciences 8.8%
Agilent Technologies, Inc.	3,300	118,767
Amgen, Inc.	52,500	4,543,612
Biogen Idec, Inc. *	21,800	3,013,196
Celgene Corp. *	36,800	2,698,176
Eli Lilly & Co.	12,600	612,738
Life Technologies Corp. *	16,000	782,560
Mylan, Inc. *	88,500	2,242,590
Pfizer, Inc.	134,000	3,332,580
Thermo Fisher Scientific, Inc.	27,700	1,691,362

		19,035,581

Real Estate 2.1%
Simon Property Group, Inc.	30,000	4,566,300

Retailing 8.1%
Foot Locker, Inc.	67,500	2,261,250
Macy’s, Inc.	105,000	3,997,350
PetSmart, Inc.	26,300	1,746,057
Target Corp.	32,500	2,071,875
The Gap, Inc.	69,000	2,464,680
The Home Depot, Inc.	20,000	1,227,600
The TJX Cos., Inc.	93,500	3,892,405

		17,661,217

Semiconductors & Semiconductor Equipment 2.1%
Applied Materials, Inc.	109,500	1,160,700
LSI Corp. *	350,000	2,397,500
NVIDIA Corp.	87,000	1,041,390

		4,599,590

Software & Services 17.6%
Alliance Data Systems Corp. *	20,000	2,861,000
BMC Software, Inc. *	100,000	4,070,000
CA, Inc.	100,000	2,252,000
Citrix Systems, Inc. *	10,000	618,100
Google, Inc., Class A *	5,500	3,738,735
International Business Machines Corp.	19,600	3,812,788
Microsoft Corp.	273,000	7,790,055
Oracle Corp.	230,100	7,144,605
Symantec Corp. *	130,000	2,364,700
Synopsys, Inc. *	28,000	901,600
Teradata Corp. *	5,000	341,550
The Western Union Co.	188,900	2,399,030

		38,294,163

Technology Hardware & Equipment 10.6%
Amphenol Corp., Class A	11,200	673,456
Apple, Inc.	28,000	16,662,800
Dell, Inc.	66,000	609,180
EMC Corp. *	95,000	2,319,900
TE Connectivity Ltd.	49,000	1,576,820
Western Digital Corp.	31,000	1,061,130

		22,903,286

Telecommunication Services 3.4%
Crown Castle International Corp. *	25,800	1,722,150
Verizon Communications, Inc.	126,700	5,655,888

		7,378,038

Transportation 1.3%
Delta Air Lines, Inc. *	47,000	452,610
Hertz Global Holdings, Inc. *	90,500	1,200,935
United Parcel Service, Inc., Class B	16,100	1,179,325

		2,832,870

Utilities 0.3%
CenterPoint Energy, Inc.	21,500	465,905
The AES Corp.	24,000	250,800

		716,705

Total Common Stock
(Cost $188,602,224)		214,622,286

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 1.0% of net assets

Time Deposit 1.0%
Societe Generale
0.03%, 11/01/12	2,095,830	2,095,830

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.11%, 12/20/12 (b)(c)	77,000	76,989

Total Short-Term Investments
(Cost $2,172,819)		2,172,819

End of Investments.

40 See financial notes

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.4% of net assets

Wells Fargo Advantage Government Money Market Fund	816,098	816,098

Total Collateral Invested for Securities on Loan
(Cost $816,098)		816,098

End of Collateral Invested for Securities on Loan

At 10/31/12, the tax basis cost of the fund’s investments was $190,891,232 and the unrealized appreciation and depreciation were $30,205,312 and ($4,301,439), respectively, with a net unrealized appreciation of $25,903,873.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	20	1,406,800	(47,435)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$214,622,286	$—	$—	$214,622,286
Short-Term Investments[1]	—	2,172,819	—	2,172,819

Total	$214,622,286	$2,172,819	$—	$216,795,105

Other Financial Instruments
Collateral Invested for Securities on Loan	$816,098	$—	$—	$816,098

Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($47,435)	$—	$—	($47,435)

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 41

 Schwab Large-Cap Growth Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $190,775,043) including securities on loan of $809,790		$216,795,105
Collateral invested for securities on loan		816,098
Receivables:
Fund shares sold		658,717
Dividends		79,561
Income from securities on loan		178
Interest		1
Prepaid expenses	+	8,457

Total assets		218,358,117

Liabilities

Collateral held for securities on loan		816,098
Payables:
Investment adviser and administrator fees		11,478
Shareholder service fees		4,392
Fund shares redeemed		372,624
Due to brokers for futures		800
Accrued expenses	+	55,003

Total liabilities		1,260,395

Net Assets

Total assets		218,358,117
Total liabilities	−	1,260,395

Net assets		$217,097,722

Net Assets by Source
Capital received from investors		236,137,051
Net investment income not yet distributed		873,339
Net realized capital losses		(45,885,295)
Net unrealized capital gains		25,972,627

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$217,097,722		17,398,027		$12.48

42 See financial notes

 Schwab Large-Cap Growth Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends		$3,368,656
Interest		833
Securities on loan	+	178

Total investment income		3,369,667

Expenses

Investment adviser and administrator fees		1,591,582
Shareholder service fees		546,098
Portfolio accounting fees		40,805
Shareholder reports		36,984
Professional fees		33,290
Transfer agent fees		24,723
Registration fees		24,468
Custodian fees		8,783
Trustees’ fees		7,201
State filing fee reimbursement (Note 4)		(6,516)
Other expenses	+	6,200

Total expenses		2,313,618
Expense reduction by CSIM and its affiliates[1]	−	125,209

Net expenses	−	2,188,409

Net investment income		1,181,258

Realized and Unrealized Gains (Losses)

Net realized gains on investments		29,012,634
Net realized gains on futures contracts	+	406,387

Net realized gains		29,419,021
Net unrealized losses on investments		(5,386,747)
Net unrealized losses on futures contracts	+	(120,196)

Net unrealized losses	+	(5,506,943)

Net realized and unrealized gains		23,912,078

Increase in net assets resulting from operations		$25,093,336

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $6,516. See financial note 4 for additional information.

See financial notes 43

 Schwab Large-Cap Growth Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$1,181,258	$1,283,025
Net realized gains		29,419,021	22,676,262
Net unrealized losses	+	(5,506,943)	(7,897,223)

Increase in net assets from operations		25,093,336	16,062,064

Distributions to Shareholders

Distributions from net investment income		($1,032,046)	($1,241,602)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,590,944	$31,765,041	3,665,376	$41,539,298
Shares reinvested		45,504	506,911	51,489	572,556
Shares redeemed	+	(4,310,391)	(52,516,380)	(5,580,743)	(63,063,162)

Net transactions in fund shares		(1,673,943)	($20,244,428)	(1,863,878)	($20,951,308)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		19,071,970	$213,280,860	20,935,848	$219,411,706
Total increase or decrease	+	(1,673,943)	3,816,862	(1,863,878)	(6,130,846)

End of period		17,398,027	$217,097,722	19,071,970	$213,280,860

Net investment income not yet distributed			$873,339		$724,127

44 See financial notes

Schwab Small-Cap Equity Fund™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	15.61	13.96	11.14	10.55	18.22

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gains (losses)	2.10	1.66	2.86	0.61	(6.59)

Total from investment operations	2.12	1.65	2.82	0.59	(6.60)
Less distributions:
Distributions from net investment income	(0.01)	—	—	(0.00)[2]	—
Distributions from net realized gains	—	—	—	—	(1.07)

Total distributions	(0.01)	—	—	(0.00)[2]	(1.07)

Net asset value at end of period	17.72	15.61	13.96	11.14	10.55

Total return (%)	13.57	11.82	25.31	5.65	(38.16)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	1.11	1.12	1.12	1.11
Gross operating expenses	1.12	1.12	1.14	1.17	1.12
Net investment income (loss)	0.11	(0.05)	(0.26)	(0.16)	(0.09)
Portfolio turnover rate	101	72	64	85	50
Net assets, end of period ($ x 1,000,000)	388	226	219	202	79

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Amount is less than $0.01.

See financial notes 45

 Schwab Small-Cap Equity Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.6%		Common Stock	348,294,937	386,006,596
0.4%		Short-Term Investments	1,713,518	1,713,518

100.0%		Total Investments	350,008,455	387,720,114
1.3%		Collateral Invested for Securities on Loan	4,939,227	4,939,227
(1	.3)%	Other Assets and Liabilities, Net		(5,095,098)

100.0%		Total Net Assets		387,564,243

	Number	Value
Security	of Shares	($)

Common Stock 99.6% of net assets

Automobiles & Components 0.4%
Cooper Tire & Rubber Co.	30,900	622,017
Dana Holding Corp.	36,458	479,787
Standard Motor Products, Inc.	10,400	195,312
Superior Industries International, Inc.	10,300	176,027

		1,473,143

Banks 6.7%
1st Source Corp.	25,600	568,576
BancFirst Corp.	21,700	953,932
BancorpSouth, Inc.	101,200	1,431,980
Bank of Kentucky Financial Corp.	7,400	186,036
Banner Corp.	111,571	3,234,443
Cathay General Bancorp	11,900	210,511
Columbia Banking System, Inc.	34,600	612,766
Community Trust Bancorp, Inc.	12,400	420,608
F.N.B. Corp.	77,700	833,721
First Citizens BancShares, Inc., Class A	9,100	1,535,625
First Defiance Financial Corp.	17,200	304,440
First Merchants Corp.	59,300	872,303
First Midwest Bancorp, Inc.	36,700	453,979
Heritage Commerce Corp. *	37,100	244,489
MainSource Financial Group, Inc.	19,800	247,896
MB Financial, Inc.	45,300	917,778
Metro Bancorp, Inc. *	21,500	279,070
Ocwen Financial Corp. *	29,000	1,118,530
PacWest Bancorp	109,500	2,463,750
Peoples Bancorp, Inc.	6,500	138,450
Pinnacle Financial Partners, Inc. *	44,900	877,795
PrivateBancorp, Inc.	141,600	2,288,256
Renasant Corp.	12,500	230,125
StellarOne Corp.	23,400	321,048
Sterling Financial Corp.	21,300	452,838
Synovus Financial Corp.	825,400	2,022,230
The Bancorp, Inc. *	9,700	110,289
Union First Market Bankshares Corp.	13,100	205,670
United Community Banks, Inc. *	78,100	679,470
Virginia Commerce Bancorp, Inc. *	22,900	209,764
WesBanco, Inc.	24,500	539,000
Western Alliance Bancorp *	96,600	991,116

		25,956,484

Capital Goods 8.7%
AAR Corp.	62,700	946,143
Aceto Corp.	94,600	947,892
Actuant Corp., Class A	49,400	1,395,056
Aegion Corp. *	34,400	635,368
Altra Holdings, Inc.	20,400	367,608
American Railcar Industries, Inc. *	28,700	843,206
American Woodmark Corp. *	14,700	338,100
Apogee Enterprises, Inc.	112,900	2,299,773
AZZ, Inc.	14,508	572,196
Columbus McKinnon Corp. *	11,600	173,652
Curtiss-Wright Corp.	50,200	1,549,674
EnerSys, Inc. *	91,700	3,161,816
Esterline Technologies Corp. *	15,100	872,629
Federal Signal Corp. *	165,500	954,935
Flow International Corp. *	158,700	526,884
FreightCar America, Inc.	57,700	1,110,725
Gibraltar Industries, Inc. *	64,900	808,654
Granite Construction, Inc.	100,600	3,039,126
Griffon Corp.	25,000	253,750
Harsco Corp.	100,900	2,016,991
Hurco Cos., Inc. *	9,200	211,416
Hyster-Yale Materials Handling, Inc., Class B (c)(d)*	19,300	792,844
Kadant, Inc. *	30,000	728,700
LSI Industries, Inc.	7,300	49,494
Lydall, Inc. *	70,400	908,864
Moog, Inc., Class A *	61,500	2,276,115
Mueller Water Products, Inc., Class A	133,700	696,577
Northwest Pipe Co. *	4,700	108,006
Pike Electric Corp. *	28,000	255,080
Powell Industries, Inc. *	4,400	175,032
Sauer-Danfoss, Inc.	52,100	2,087,126
Standex International Corp.	34,300	1,586,032
Sterling Construction Co., Inc. *	4,200	37,380
Sypris Solutions, Inc.	35,700	224,910
Taser International, Inc. *	30,000	234,300
Trex Co., Inc. *	10,900	380,846
Vicor Corp. *	9,500	60,610

		33,627,510

Commercial & Professional Supplies 1.9%
Courier Corp.	4,900	59,045
EnergySolutions, Inc. *	96,400	275,704
G&K Services, Inc., Class A	39,000	1,257,750
Heidrick & Struggles International, Inc.	10,700	126,688
Hudson Global, Inc. *	31,400	126,856
Intersections, Inc. (a)	33,300	309,357

46 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Kelly Services, Inc., Class A	45,600	606,024
Kimball International, Inc., Class B	38,100	454,914
RPX Corp. *	80,400	846,612
Steelcase, Inc., Class A	119,000	1,191,190
Sykes Enterprises, Inc. *	47,100	641,502
The Brink’s Co.	30,100	791,931
The Corporate Executive Board Co.	17,000	764,320

		7,451,893

Consumer Durables & Apparel 3.1%
CSS Industries, Inc.	20,600	414,060
Culp, Inc.	12,400	156,736
Helen of Troy Ltd. *	11,200	338,464
Jarden Corp.	61,000	3,037,800
Johnson Outdoors, Inc., Class A *	5,100	99,501
La-Z-Boy, Inc. *	51,600	836,952
LeapFrog Enterprises, Inc. *	36,000	318,240
Movado Group, Inc.	41,100	1,302,459
NACCO Industries, Inc., Class A	15,600	789,984
Perry Ellis International, Inc. *	30,200	623,328
Skechers U.S.A., Inc., Class A *	30,400	504,640
Smith & Wesson Holding Corp. *	42,300	406,080
The Jones Group, Inc.	238,000	2,810,780
Unifi, Inc. *	22,400	314,272

		11,953,296

Consumer Services 3.9%
Ascent Capital Group, Inc., Class A *	6,800	404,260
Biglari Holdings, Inc. *	4,100	1,449,801
Career Education Corp. *	81,900	278,460
Coinstar, Inc. (a)*	36,700	1,722,698
Denny’s Corp. *	33,600	154,560
Jamba, Inc. *	213,900	468,441
Marriott Vacations Worldwide Corp. *	11,549	454,337
Multimedia Games Holding Co., Inc. *	92,100	1,464,390
Pinnacle Entertainment, Inc. *	39,400	502,744
Regis Corp.	13,000	216,580
Ruth’s Hospitality Group, Inc. *	36,995	246,017
Ryman Hospitality Properties *	9,900	386,199
Scientific Games Corp., Class A *	45,900	377,757
Service Corp. International	135,000	1,895,400
SHFL Entertainment, Inc. *	72,900	1,030,077
Six Flags Entertainment Corp.	17,500	999,425
Sonic Corp. *	37,500	373,875
Steiner Leisure Ltd. *	31,700	1,392,264
Town Sports International Holdings, Inc. *	93,083	1,172,846

		14,990,131

Diversified Financials 4.3%
Calamos Asset Management, Inc., Class A	96,200	1,038,960
Cowen Group, Inc., Class A *	167,500	425,450
FBR & Co. *	62,100	185,058
FXCM, Inc., Class A	133,200	1,198,800
Gain Capital Holdings, Inc.	47,000	216,200
Interactive Brokers Group, Inc., Class A	188,800	2,690,400
Investment Technology Group, Inc. *	290,000	2,447,600
MicroFinancial, Inc.	26,800	211,184
Oppenheimer Holdings, Inc., Class A	35,300	574,684
PHH Corp. *	176,700	3,677,127
Piper Jaffray Cos., Inc. *	100,900	2,709,165
SWS Group, Inc. *	94,400	537,136
Walter Investment Management Corp. *	14,200	686,286

		16,598,050

Energy 7.4%
Alon USA Energy, Inc.	79,700	1,046,461
Basic Energy Services, Inc. *	58,100	603,659
Bristow Group, Inc.	27,600	1,377,792
Contango Oil & Gas Co. *	21,500	1,056,940
Crosstex Energy, Inc.	76,900	1,051,992
CVR Energy, Inc. *	14,500	532,875
Dawson Geophysical Co. *	6,700	160,063
Delek US Holdings, Inc.	37,500	965,625
Energy XXI (Bermuda) Ltd.	39,400	1,304,140
EPL Oil & Gas, Inc. *	54,400	1,177,216
Global Geophysical Services, Inc. *	24,300	112,266
Helix Energy Solutions Group, Inc. *	157,200	2,717,988
Hercules Offshore, Inc. *	175,600	835,856
ION Geophysical Corp. *	17,600	113,696
Matrix Service Co. *	33,400	350,366
Natural Gas Services Group, Inc. *	10,900	172,874
Parker Drilling Co. *	395,500	1,712,515
Penn Virginia Corp.	26,100	117,972
Pioneer Energy Services Corp. *	130,600	861,960
REX American Resources Corp. *	15,400	271,194
SEACOR Holdings, Inc. *	7,400	649,054
SemGroup Corp., Class A *	96,000	3,709,440
Stone Energy Corp. *	32,600	769,034
Teekay Offshore Partners LP (a)	89,800	2,387,782
VAALCO Energy, Inc. *	122,200	998,374
Warren Resources, Inc. *	122,300	348,555
Western Refining, Inc.	94,800	2,357,676
Willbros Group, Inc. *	155,600	795,116

		28,558,481

Food & Staples Retailing 0.6%
The Pantry, Inc. *	157,700	2,091,891
Village Super Market, Inc., Class A	2,700	99,009

		2,190,900

Food, Beverage & Tobacco 1.8%
Alico, Inc.	1,800	56,502
Alliance One International, Inc. *	33,500	101,840
Chiquita Brands International, Inc. *	17,600	126,896
Coca-Cola Bottling Co. Consolidated	22,800	1,567,272
Darling International, Inc. *	22,274	368,189
Dean Foods Co. *	28,900	486,676
Farmer Brothers Co. *	45,300	440,769
Fresh Del Monte Produce, Inc.	10,900	274,353
Post Holdings, Inc. *	16,200	511,110
Universal Corp.	61,100	3,028,116

		6,961,723

See financial notes 47

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 4.3%
Air Methods Corp. *	5,300	581,039
Allscripts Healthcare Solutions, Inc. *	19,900	257,108
AMN Healthcare Services, Inc. *	42,500	421,600
Analogic Corp.	7,500	552,450
ArthroCare Corp. *	22,600	679,808
Bio-Reference Laboratories, Inc. (a)*	11,400	316,464
BioScrip, Inc. *	15,500	142,755
Cantel Medical Corp.	55,350	1,439,653
CONMED Corp.	44,400	1,228,104
Cross Country Healthcare, Inc. *	17,600	77,440
CryoLife, Inc.	46,100	285,359
Cynosure, Inc., Class A *	24,800	653,232
Greatbatch, Inc. *	28,300	622,034
Haemonetics Corp. *	15,200	1,241,840
Integra LifeSciences Holdings Corp. *	15,700	600,525
Invacare Corp.	18,000	245,700
Magellan Health Services, Inc. *	12,600	631,890
MedAssets, Inc. *	49,600	879,408
Molina Healthcare, Inc. *	33,900	849,873
National Healthcare Corp.	16,600	790,492
NuVasive, Inc. *	23,900	344,638
Rochester Medical Corp. *	7,500	78,675
RTI Biologics, Inc. *	192,700	782,362
STERIS Corp.	20,700	737,127
SurModics, Inc. *	10,600	190,588
Symmetry Medical, Inc. *	19,600	179,536
The Providence Service Corp. *	11,700	119,340
Thoratec Corp. *	22,700	810,390
Triple-S Management Corp., Class B *	14,000	252,560
West Pharmaceutical Services, Inc.	10,800	581,796

		16,573,786

Insurance 2.3%
American Equity Investment Life Holding Co.	90,900	1,046,259
American Financial Group, Inc.	39,100	1,517,080
CNO Financial Group, Inc.	22,400	214,592
First American Financial Corp.	155,700	3,542,175
Maiden Holdings Ltd.	77,900	658,255
Primerica, Inc.	48,100	1,359,306
ProAssurance Corp.	3,500	312,900
Stewart Information Services Corp.	12,200	284,504

		8,935,071

Materials 5.8%
AEP Industries, Inc. *	18,000	1,150,740
Buckeye Technologies, Inc.	17,600	461,120
Chemtura Corp. *	48,400	771,012
Coeur d’Alene Mines Corp. *	113,700	3,514,467
Commercial Metals Co.	159,600	2,196,096
Graphic Packaging Holding Co. *	196,100	1,160,912
Handy & Harman Ltd. *	16,500	245,355
Headwaters, Inc. *	33,300	239,427
Landec Corp. *	17,700	191,514
LSB Industries, Inc. *	7,244	291,716
Minerals Technologies, Inc.	44,600	3,196,036
Neenah Paper, Inc.	99,400	2,574,460
OM Group, Inc. *	56,400	1,140,972
Omnova Solutions, Inc. *	90,100	706,384
P.H. Glatfelter Co.	75,100	1,337,531
Rockwood Holdings, Inc.	18,000	826,200
Spartech Corp. *	27,900	238,824
Texas Industries, Inc. (a)*	8,900	383,857
Tredegar Corp.	53,500	907,895
Worthington Industries, Inc.	47,100	1,018,302

		22,552,820

Media 1.1%
AH Belo Corp., Class A	48,000	240,000
Journal Communications, Inc., Class A *	78,800	442,068
Scholastic Corp.	66,200	2,183,938
The E.W. Scripps Co., Class A *	74,600	791,506
The New York Times Co., Class A *	90,600	741,108

		4,398,620

Pharmaceuticals, Biotechnology & Life Sciences 6.5%
Acorda Therapeutics, Inc. *	120,900	2,895,555
Albany Molecular Research, Inc. *	48,400	171,336
AMAG Pharmaceuticals, Inc. *	23,200	359,136
Auxilium Pharmaceuticals, Inc. *	9,100	186,368
Bio-Rad Laboratories, Inc., Class A *	20,700	2,097,945
BioDelivery Sciences International, Inc. (a)*	114,800	586,628
Cambrex Corp. *	94,800	1,145,184
Charles River Laboratories International, Inc. *	79,800	2,978,136
Cornerstone Therapeutics, Inc. *	30,300	148,167
DUSA Pharmaceuticals, Inc. *	46,900	321,734
Enzo Biochem, Inc. *	126,700	253,400
Geron Corp. *	90,400	120,232
Harvard Bioscience, Inc. *	20,500	82,410
Isis Pharmaceuticals, Inc. *	35,100	303,615
Lexicon Pharmaceuticals, Inc. *	116,800	241,776
Maxygen, Inc.	288,300	703,452
Myriad Genetics, Inc. *	51,500	1,347,755
Obagi Medical Products, Inc. *	74,500	918,585
Orexigen Therapeutics, Inc. *	21,800	116,194
PAREXEL International Corp. *	117,900	3,618,351
PDL Biopharma, Inc.	418,500	3,117,825
PerkinElmer, Inc.	19,900	615,507
Santarus, Inc. *	69,600	635,448
SciClone Pharmaceuticals, Inc. *	192,600	1,061,226
ViroPharma, Inc. *	29,100	734,775
Xenoport, Inc. *	63,600	523,428

		25,284,168

Real Estate 8.2%
Acadia Realty Trust	20,700	531,576
Apartment Investment & Management Co., Class A	109,100	2,911,879
CapLease, Inc.	113,700	583,281
CBL & Associates Properties, Inc.	160,300	3,585,911
CommonWealth REIT	36,400	499,044
Coresite Realty Corp.	105,900	2,407,107
Cousins Properties, Inc.	75,900	638,319
DCT Industrial Trust, Inc.	512,000	3,302,400

48 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Extra Space Storage, Inc.	82,100	2,831,629
FelCor Lodging Trust, Inc. *	191,200	841,280
First Industrial Realty Trust, Inc. *	241,500	3,224,025
Kite Realty Group Trust	169,600	927,712
Mission West Properties, Inc.	34,100	282,348
Pennsylvania Real Estate Investment Trust	161,400	2,667,942
RLJ Lodging Trust	11,300	201,366
Saul Centers, Inc.	33,500	1,449,545
Strategic Hotels & Resorts, Inc. *	470,300	2,581,947
Sunstone Hotel Investors, Inc. *	252,600	2,495,688

		31,962,999

Retailing 5.9%
1-800-FLOWERS.COM, Inc., Class A *	177,400	643,962
Aaron’s, Inc.	74,400	2,293,752
ANN, Inc. *	84,700	2,978,052
Ascena Retail Group, Inc. *	14,000	277,200
Brown Shoe Co., Inc.	119,400	1,884,132
Core-Mark Holding Co., Inc.	21,200	1,014,844
Dillard’s, Inc., Class A	32,700	2,517,900
Geeknet, Inc. *	4,500	81,765
Kirkland’s, Inc. *	52,200	500,598
New York & Co., Inc. *	69,600	234,552
Office Depot, Inc. *	709,500	1,759,560
OfficeMax, Inc.	14,200	104,370
Orbitz Worldwide, Inc. *	227,900	562,913
Rent-A-Center, Inc.	96,900	3,229,677
rue21, Inc. *	52,200	1,571,742
Stage Stores, Inc.	27,400	671,300
The Bon-Ton Stores, Inc. (a)	15,900	195,252
The Children’s Place Retail Stores, Inc. *	15,700	917,351
The Pep Boys - Manny, Moe & Jack	33,300	332,667
Tuesday Morning Corp. *	129,100	770,727
Zale Corp. *	43,500	312,330

		22,854,646

Semiconductors & Semiconductor Equipment 3.1%
Advanced Energy Industries, Inc. *	14,500	171,245
Alpha & Omega Semiconductor Ltd. *	14,200	120,984
Axcelis Technologies, Inc. *	92,700	84,960
AXT, Inc. *	49,700	159,537
Cohu, Inc.	22,200	195,360
DSP Group, Inc. *	26,000	143,000
Entegris, Inc. *	251,300	2,063,173
Entropic Communications, Inc. *	145,600	700,336
Exar Corp. *	67,800	579,690
Fairchild Semiconductor International, Inc. *	40,400	475,104
First Solar, Inc. (a)*	41,700	1,013,727
FormFactor, Inc. *	204,100	930,696
GSI Technology, Inc. *	15,100	84,409
IXYS Corp. *	71,600	681,632
MEMC Electronic Materials, Inc. *	85,300	214,956
PDF Solutions, Inc. *	22,871	302,812
Pericom Semiconductor Corp. *	43,700	337,801
Photronics, Inc. *	264,500	1,293,405
Rudolph Technologies, Inc. *	37,500	356,625
Sigma Designs, Inc. *	69,100	410,454
Spansion, Inc., Class A *	53,500	593,315
SunPower Corp. (a)*	39,727	171,223
Ultra Clean Holdings, Inc. *	50,200	232,426
Ultratech, Inc. *	20,800	642,928

		11,959,798

Software & Services 11.2%
Accelrys, Inc. *	135,500	1,212,725
Actuate Corp. *	31,500	167,895
Acxiom Corp. *	214,000	3,905,500
AOL, Inc. *	58,100	1,994,573
Blucora, Inc. *	25,800	452,790
CACI International, Inc., Class A *	31,000	1,563,330
CIBER, Inc. *	29,800	92,976
Convergys Corp.	203,100	3,414,111
CoreLogic, Inc. *	106,600	2,537,080
CSG Systems International, Inc. *	112,800	2,324,808
Dice Holdings, Inc. *	82,800	731,124
Digital River, Inc. *	45,400	651,036
DST Systems, Inc.	8,600	490,544
EarthLink, Inc.	73,600	466,624
EPIQ Systems, Inc.	47,600	581,196
Euronet Worldwide, Inc. *	145,500	2,952,195
Fair Isaac Corp.	12,400	577,840
Heartland Payment Systems, Inc.	23,300	607,664
IntraLinks Holdings, Inc. *	53,400	298,506
Limelight Networks, Inc. *	76,500	161,415
Lionbridge Technologies, Inc. *	144,900	459,333
MAXIMUS, Inc.	31,300	1,727,134
Mentor Graphics Corp. *	212,600	3,299,552
MoneyGram International, Inc. *	98,624	1,532,617
Monotype Imaging Holdings, Inc.	37,900	580,249
Move, Inc. *	48,100	398,749
NetScout Systems, Inc. *	34,400	850,712
Rosetta Stone, Inc. *	17,600	206,096
Rovi Corp. *	15,200	205,656
SeaChange International, Inc. *	96,800	876,040
SS&C Technologies Holdings, Inc. *	48,200	1,158,246
Support.com, Inc. *	76,200	353,568
Syntel, Inc.	15,500	923,955
TechTarget, Inc. *	6,700	32,026
The Hackett Group, Inc. *	27,500	106,975
TNS, Inc. *	96,500	1,381,880
Unisys Corp. *	86,440	1,473,802
United Online, Inc.	194,200	1,040,912
VASCO Data Security International, Inc. *	22,800	161,424
Virtusa Corp. *	31,900	547,404
Websense, Inc. *	41,900	553,918
XO Group, Inc. *	25,100	202,055

		43,256,235

Technology Hardware & Equipment 5.3%
Arris Group, Inc. *	129,700	1,782,078
Aviat Networks, Inc. *	177,200	404,016
Avid Technology, Inc. *	55,300	324,611
Bel Fuse, Inc., Class B	7,700	127,512
Benchmark Electronics, Inc. *	43,000	637,260
Ciena Corp. *	102,600	1,273,266

See financial notes 49

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Daktronics, Inc.	25,300	221,881
Electro Scientific Industries, Inc.	43,800	467,784
Electronics for Imaging, Inc. *	30,200	524,272
Emulex Corp. *	175,500	1,221,480
Harmonic, Inc. *	398,100	1,727,754
Imation Corp. *	18,400	84,088
Insight Enterprises, Inc. *	124,400	2,011,548
Itron, Inc. *	19,300	792,458
Ixia *	78,800	1,103,988
KEMET Corp. *	21,800	98,972
Littelfuse, Inc.	6,500	348,400
Methode Electronics, Inc.	25,500	258,060
MTS Systems Corp.	29,300	1,477,013
Newport Corp. *	37,200	402,504
OSI Systems, Inc. *	8,500	673,625
Plexus Corp. *	45,100	1,213,641
Power-One, Inc. *	135,900	547,677
Quantum Corp. *	156,500	164,325
Radisys Corp. *	65,400	185,736
Richardson Electronics Ltd.	21,700	252,805
Sanmina-SCI Corp. *	103,400	919,226
STEC, Inc. *	48,400	284,108
Symmetricom, Inc. *	64,700	397,905
TTM Technologies, Inc. *	22,600	203,400
Vishay Intertechnology, Inc. *	40,200	332,856
Zygo Corp. *	14,400	268,128

		20,732,377

Telecommunication Services 0.8%
Atlantic Tele-Network, Inc.	13,100	542,864
Cbeyond, Inc. *	62,100	475,686
IDT Corp., Class B	86,000	870,320
Premiere Global Services, Inc. *	166,500	1,415,250

		3,304,120

Transportation 2.4%
AMERCO	10,100	1,166,954
Arkansas Best Corp.	23,800	191,590
Avis Budget Group, Inc. *	95,200	1,573,656
Celadon Group, Inc.	70,100	1,198,710
Con-way, Inc.	64,600	1,880,506
International Shipholding Corp.	17,300	289,256
JetBlue Airways Corp. *	222,700	1,178,083
Park-Ohio Holdings Corp. *	28,200	623,784
Republic Airways Holdings, Inc. *	52,900	247,043
Saia, Inc. *	6,000	135,600
SkyWest, Inc.	65,900	721,605

		9,206,787

Utilities 3.9%
American States Water Co.	20,100	884,802
Avista Corp.	124,800	3,172,416
Black Hills Corp.	91,500	3,272,955
NorthWestern Corp.	2,800	100,268
Ormat Technologies, Inc.	38,600	734,558
Portland General Electric Co.	127,600	3,496,240
Southwest Gas Corp.	48,500	2,108,295
UNS Energy Corp.	34,100	1,454,024

		15,223,558

Total Common Stock
(Cost $348,294,937)		386,006,596

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.4% of net assets

Time Deposits 0.4%
Societe Generale
0.03%, 11/01/12	1,647,527	1,647,527

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.11%, 12/20/12 (b)	66,000	65,991

Total Short-Term Investments
(Cost $1,713,518)		1,713,518

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 1.3% of net assets

Wells Fargo Advantage Government Money Market Fund	4,939,227	4,939,227

Total Collateral Invested for Securities on Loan
(Cost $4,939,227)		4,939,227

End of Collateral Invested for Securities on Loan

At 10/31/12, the tax basis cost of the fund’s investments was $350,541,940 and the unrealized appreciation and depreciation were $53,341,509 and ($16,163,335), respectively, with a net unrealized appreciation of $37,178,174.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	The rate shown is the purchase yield.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	Illiquid security. At the period end, the value of these amounted to $792,844 or 0.2% of net assets.

REIT —	Real Estate Investment Trust

50 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$352,379,086	$—	$—	$352,379,086
Capital Goods	32,834,666	—	792,844	33,627,510
Short-Term Investments[1]	—	1,713,518	—	1,713,518

Total	$385,213,752	$1,713,518	$792,844	$387,720,114

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,939,227	$—	$—	$4,939,227

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$—	$—	$273,298	$519,546	$—	$—	$—	$792,844

Total	$—	$—	$273,298	$519,546	$—	$—	$—	$792,844

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $273,298.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 51

 Schwab Small-Cap Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $350,008,455) including securities on loan of $4,940,938		$387,720,114
Collateral invested for securities on loan		4,939,227
Receivables:
Fund shares sold		206,855
Dividends		172,627
Income from securities on loan		15,317
Interest		1
Prepaid expenses	+	6,959

Total assets		393,061,100

Liabilities

Collateral held for securities on loan		4,939,227
Payables:
Investment adviser and administrator fees		24,645
Shareholder service fees		8,036
Fund shares redeemed		472,301
Accrued expenses	+	52,648

Total liabilities		5,496,857

Net Assets

Total assets		393,061,100
Total liabilities	−	5,496,857

Net assets		$387,564,243

Net Assets by Source
Capital received from investors		364,180,929
Net investment income not yet distributed		339,903
Net realized capital losses		(14,668,248)
Net unrealized capital gains		37,711,659

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$387,564,243		21,876,358		$17.72

52 See financial notes

 Schwab Small-Cap Equity Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends		$4,360,032
Interest		2,252
Securities on loan	+	196,532

Total investment income		4,558,816

Expenses

Investment adviser and administrator fees		3,011,522
Shareholder service fees		918,743
Registration fees		52,812
Portfolio accounting fees		46,526
Shareholder reports		45,825
Professional fees		34,715
Transfer agent fees		25,543
Custodian fees		23,569
Trustees’ fees		7,770
State filing fee reimbursement (Note 4)		(2,710)
Other expenses	+	7,753

Total expenses		4,172,068
Expense reduction by CSIM and its affiliates[1]	−	25,543

Net expenses	−	4,146,525

Net investment income		412,291

Realized and Unrealized Gains (Losses)

Net realized gains on investments		33,127,702
Net realized gains on futures contracts	+	1,456,169

Net realized gains		34,583,871
Net unrealized gains on investments		23,531,055
Net unrealized losses on futures contracts	+	(475,396)

Net unrealized gains	+	23,055,659

Net realized and unrealized gains		57,639,530

Increase in net assets resulting from operations		$58,051,821

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $2,710. See financial note 4 for additional information.

See financial notes 53

 Schwab Small-Cap Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income (loss)		$412,291	($107,754)
Net realized gains		34,583,871	42,777,267
Net unrealized gains (losses)	+	23,055,659	(15,822,877)

Increase in net assets from operations		58,051,821	26,846,636

Distributions to Shareholders

Distributions from net investment income		($177,045)	$—

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,994,013	$164,489,009	2,170,598	$33,586,870
Shares reinvested		3,977	61,875	—	—
Shares redeemed	+	(3,628,709)	(61,262,349)	(3,345,626)	(52,956,292)

Net transactions in fund shares		7,369,281	$103,288,535	(1,175,028)	($19,369,422)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,507,077	$226,400,932	15,682,105	$218,923,718
Total increase or decrease	+	7,369,281	161,163,311	(1,175,028)	7,477,214

End of period		21,876,358	$387,564,243	14,507,077	$226,400,932

Net investment income not yet distributed/(Distributions in excess of net investment income)			$339,903		($162,424)

54 See financial notes

Schwab Hedged Equity Fund™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	15.32	14.79	13.45	12.55	16.39

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.05)	(0.08)	(0.05)	(0.05)
Net realized and unrealized gains (losses)	1.12	0.58	1.42	0.96	(3.63)

Total from investment operations	1.04	0.53	1.34	0.91	(3.68)
Less distributions:
Distributions from net investment income	—	—	—	(0.01)	(0.16)

Total distributions	—	—	—	(0.01)	(0.16)

Net asset value at end of period	16.36	15.32	14.79	13.45	12.55

Total return (%)	6.79	3.58	9.96	7.28	(22.66)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	2.08	1.86	1.97	2.07 [2]	2.17 [3]
Net operating expenses (excluding dividend expense on short sales)	1.53 [4]	1.44 [5]	1.38 [6]	1.62 [2,6]	1.77
Gross operating expenses	2.13	1.88	1.99	2.29	2.19
Net investment income (loss)	(0.47)	(0.25)	(0.54)	(0.41)	(0.17)
Portfolio turnover rate	109	98	115	169	138
Net assets, end of period ($ x 1,000,000)	194	236	329	306	343

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
3 The ratio of net operating expenses would have been 2.16%, if interest expense had not been incurred.
4 The ratio of net operating expenses would have been 1.33% for the period ended 10/31/12, if stock loan fees on short sales had not been incurred.
5 The ratio of net operating expenses would have been 1.33% for the period ended 10/31/11, if stock loan fees on short sales and payment for state filing fees had not been included.
6 The ratio of net operating expenses would have been 1.47% and 1.31% for the period ended 10/31/09, and 10/31/10, respectively, if stock loan fees on short sales had not been incurred.

See financial notes 55

 Schwab Hedged Equity Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.1%		Common Stock	169,273,330	192,489,748
1.3%		Other Investment Company	2,592,462	2,592,462

100.4%		Total Investments	171,865,792	195,082,210
(45	.7)%	Short Sales	(89,979,644)	(88,735,500)
45.3%		Other Assets and Liabilities, Net		88,019,047

100.0%		Total Net Assets		194,365,757

	Number	Value
Security	of Shares	($)

Common Stock 99.1% of net assets

Automobiles & Components 0.1%
The Goodyear Tire & Rubber Co. *	9,000	102,690

Banks 4.6%
Fifth Third Bancorp	78,998	1,147,841
KeyCorp (a)	208,300	1,753,886
Regions Financial Corp. (a)	248,600	1,620,872
SunTrust Banks, Inc.	23,634	642,845
Wells Fargo & Co. (a)	114,491	3,857,202

		9,022,646

Capital Goods 8.4%
3M Co.	4,600	402,960
AGCO Corp. *	34,373	1,564,315
Curtiss-Wright Corp.	43,600	1,345,932
Fluor Corp.	28,200	1,574,970
General Electric Co. (a)	122,305	2,575,743
Masco Corp. (a)	112,100	1,691,589
Roper Industries, Inc.	6,500	709,605
Terex Corp. *	10,700	241,285
Textron, Inc.	84,735	2,136,170
The Timken Co.	17,617	695,695
United Technologies Corp.	4,300	336,088
Wabtec Corp. (a)	36,300	2,972,970

		16,247,322

Commercial & Professional Supplies 0.8%
Equifax, Inc.	13,800	690,552
Towers Watson & Co., Class A	15,526	833,901

		1,524,453

Consumer Durables & Apparel 3.0%
Brunswick Corp. (a)	41,478	978,466
Harman International Industries, Inc.	20,200	846,986
Jarden Corp. (a)	23,611	1,175,828
Mohawk Industries, Inc. (a)*	26,220	2,188,583
Newell Rubbermaid, Inc.	12,600	260,064
The Jones Group, Inc.	35,300	416,893

		5,866,820

Consumer Services 0.7%
Brinker International, Inc. (a)	42,226	1,300,561

Diversified Financials 5.2%
Bank of America Corp.	118,400	1,103,488
JPMorgan Chase & Co. (a)	93,012	3,876,740
Northern Trust Corp.	11,700	559,026
SLM Corp. (a)	146,709	2,579,144
State Street Corp.	8,500	378,845
The Bank of New York Mellon Corp.	64,500	1,593,795

		10,091,038

Energy 11.4%
Chevron Corp.	32,596	3,592,405
EOG Resources, Inc.	29,900	3,483,051
Exxon Mobil Corp.	61,420	5,599,662
Helix Energy Solutions Group, Inc. *	12,300	212,667
Marathon Oil Corp.	79,400	2,386,764
Murphy Oil Corp. (a)	41,553	2,493,180
Oceaneering International, Inc. (a)	24,501	1,282,137
Schlumberger Ltd.	10,700	743,971
Teekay Offshore Partners LP	27,100	720,589
Tesoro Corp.	5,327	200,881
Valero Energy Corp. (a)	53,078	1,544,570

		22,259,877

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	8,700	856,341
Harris Teeter Supermarkets, Inc.	12,904	483,255
The Kroger Co. (a)	108,743	2,742,498

		4,082,094

Food, Beverage & Tobacco 6.7%
Archer-Daniels-Midland Co.	10,300	276,452
Beam, Inc. (a)	33,300	1,850,148
Bunge Ltd. (a)	34,444	2,446,557
Constellation Brands, Inc., Class A (a)*	19,379	684,854
Ingredion, Inc. (a)	52,849	3,248,100
Smithfield Foods, Inc. (a)*	29,003	593,691
The Coca-Cola Co.	60,000	2,230,800
Universal Corp.	32,400	1,605,744

		12,936,346

Health Care Equipment & Services 2.0%
Allscripts Healthcare Solutions, Inc. *	9,400	121,448
Covidien plc	6,300	346,185

56 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Henry Schein, Inc. *	4,100	302,498
Masimo Corp. *	9,800	215,306
McKesson Corp.	18,128	1,691,524
Medtronic, Inc.	18,900	785,862
UnitedHealth Group, Inc.	9,200	515,200

		3,978,023

Household & Personal Products 0.1%
Nu Skin Enterprises, Inc., Class A	5,000	236,650

Insurance 3.1%
American Financial Group, Inc.	65,535	2,542,758
Genworth Financial, Inc., Class A *	36,200	215,752
Marsh & McLennan Cos., Inc.	8,500	289,255
MetLife, Inc.	21,800	773,682
Principal Financial Group, Inc.	39,132	1,077,695
Reinsurance Group of America, Inc.	8,300	439,236
The Travelers Cos., Inc.	9,900	702,306

		6,040,684

Materials 7.2%
CF Industries Holdings, Inc.	944	193,699
Coeur d’Alene Mines Corp. *	42,400	1,310,584
Huntsman Corp. (a)	80,200	1,206,208
International Paper Co. (a)	66,916	2,397,600
MeadWestvaco Corp. (a)	81,747	2,427,069
Minerals Technologies, Inc. (a)	38,946	2,790,870
PPG Industries, Inc.	20,072	2,350,030
Rockwood Holdings, Inc.	19,828	910,105
United States Steel Corp.	18,500	377,215

		13,963,380

Media 1.6%
CBS Corp., Class B - Non Voting Shares (a)	82,842	2,684,081
Omnicom Group, Inc.	7,300	349,743

		3,033,824

Pharmaceuticals, Biotechnology & Life Sciences 6.8%
Agilent Technologies, Inc.	18,884	679,635
Charles River Laboratories International, Inc. (a)*	59,200	2,209,344
Merck & Co., Inc.	43,700	1,994,031
PerkinElmer, Inc. (a)	82,041	2,537,528
Pfizer, Inc. (a)	219,587	5,461,129
Warner Chilcott plc, Class A	22,400	259,392

		13,141,059

Real Estate 3.1%
CBL & Associates Properties, Inc. (a)	93,000	2,080,410
Host Hotels & Resorts, Inc. (a)	176,800	2,556,528
Strategic Hotels & Resorts, Inc. (a)*	238,600	1,309,914

		5,946,852

Retailing 5.1%
ANN, Inc. *	5,200	182,832
Ascena Retail Group, Inc. (a)*	53,300	1,055,340
Chico’s FAS, Inc.	21,300	396,180
Dillard’s, Inc., Class A	27,157	2,091,089
Expedia, Inc.	1,900	112,385
Foot Locker, Inc.	82,989	2,780,132
Macy’s, Inc.	67,321	2,562,910
The TJX Cos., Inc.	16,400	682,732

		9,863,600

Semiconductors & Semiconductor Equipment 2.7%
Amkor Technology, Inc. (a)*	154,276	666,472
Fairchild Semiconductor International, Inc. (a)*	120,810	1,420,726
First Solar, Inc. *	14,100	342,771
LSI Corp. *	206,066	1,411,552
Micron Technology, Inc. (a)*	208,354	1,130,321
NVIDIA Corp.	27,900	333,963

		5,305,805

Software & Services 10.0%
BMC Software, Inc. *	15,300	622,710
CA, Inc. (a)	112,306	2,529,131
Cadence Design Systems, Inc. (a)*	137,800	1,744,548
Convergys Corp. (a)	100,622	1,691,456
DST Systems, Inc.	45,439	2,591,841
IAC/InterActiveCorp	46,318	2,239,475
MAXIMUS, Inc. (a)	13,003	717,506
Microsoft Corp.	23,900	681,986
Oracle Corp.	60,400	1,875,420
Symantec Corp. (a)*	108,425	1,972,251
Total System Services, Inc. (a)	123,600	2,779,764

		19,446,088

Technology Hardware & Equipment 7.4%
Apple, Inc.	9,728	5,789,133
AVX Corp.	63,681	626,621
Brocade Communications Systems, Inc. (a)*	349,224	1,850,887
Cisco Systems, Inc.	37,800	647,892
EchoStar Corp., Class A (a)*	33,367	1,059,736
EMC Corp. *	10,200	249,084
Jabil Circuit, Inc.	38,188	662,180
NCR Corp. (a)*	45,849	975,667
Tech Data Corp. (a)*	34,245	1,517,396
Western Digital Corp.	18,779	642,805
Xerox Corp.	47,342	304,882

		14,326,283

Telecommunication Services 1.5%
Telephone & Data Systems, Inc. (a)	39,620	985,349
Verizon Communications, Inc.	45,000	2,008,800

		2,994,149

Transportation 2.3%
Con-way, Inc.	10,500	305,655
Delta Air Lines, Inc. (a)*	150,700	1,451,241
FedEx Corp.	27,592	2,538,188

See financial notes 57

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hertz Global Holdings, Inc. *	13,200	175,164

		4,470,248

Utilities 3.2%
Ameren Corp. (a)	77,366	2,543,794
Portland General Electric Co.	38,700	1,060,380
Southwest Gas Corp. (a)	40,370	1,754,884
The AES Corp. (a)	90,928	950,198

		6,309,256

Total Common Stock
(Cost $169,273,330)		192,489,748

Other Investment Company 1.3% of net assets

Money Market Fund 1.3%
State Street Institutional U.S. Government Money Market Fund	2,592,462	2,592,462

Total Other Investment Company
(Cost $2,592,462)		2,592,462

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $171,867,863 and the unrealized appreciation and depreciation were $28,707,035 and ($5,489,688), respectively, with a net unrealized appreciation of $23,217,347.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales.

58 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Short Sales 45.7% of net assets

Automobiles & Components 0.8%
Gentex Corp.	62,900	1,083,138
Johnson Controls, Inc.	20,400	525,300

		1,608,438

Banks 4.1%
Bank of Hawaii Corp.	22,400	989,184
Bank of the Ozarks, Inc.	32,800	1,073,872
BankUnited, Inc.	43,100	1,021,901
Capitol Federal Financial, Inc.	83,900	999,249
First Niagara Financial Group, Inc.	114,500	948,060
IBERIABANK Corp.	19,300	960,947
New York Community Bancorp, Inc.	77,400	1,072,764
Valley National Bancorp	86,835	845,773

		7,911,750

Capital Goods 3.8%
Air Lease Corp. *	52,000	1,082,640
Colfax Corp. *	33,900	1,165,821
Fortune Brands Home & Security, Inc. *	8,100	230,364
GrafTech International Ltd. *	56,400	592,764
Joy Global, Inc.	8,500	530,825
MasTec, Inc. *	62,600	1,412,256
Owens Corning *	4,200	141,078
Pall Corp.	18,800	1,183,648
Rockwell Collins, Inc.	18,300	980,514

		7,319,910

Commercial & Professional Supplies 1.6%
Corrections Corp. of America	6,600	222,090
Stericycle, Inc. *	11,100	1,051,836
The Advisory Board Co. *	15,900	755,250
Waste Connections, Inc.	32,700	1,073,541

		3,102,717

Consumer Durables & Apparel 1.5%
Carter’s, Inc. *	8,600	464,916
D.R. Horton, Inc.	35,200	737,792
M.D.C. Holdings, Inc.	15,400	588,896
Meritage Homes Corp. *	17,100	632,358
Standard Pacific Corp. *	70,100	483,690

		2,907,652

Consumer Services 0.4%
DeVry, Inc.	20,100	527,826
Weight Watchers International, Inc.	5,900	296,475

		824,301

Diversified Financials 1.0%
Apollo Investment Corp.	55,900	444,405
CME Group, Inc.	6,000	335,580
T. Rowe Price Group, Inc.	16,500	1,071,510

		1,851,495

Energy 4.2%
Approach Resources, Inc. *	7,600	187,188
Cabot Oil & Gas Corp.	21,400	1,005,372
Carrizo Oil & Gas, Inc. *	18,400	493,488
Cheniere Energy, Inc. *	6,400	102,976
Concho Resources, Inc. *	2,000	172,240
Continental Resources, Inc. *	12,100	869,506
Dril-Quip, Inc. *	15,400	1,066,604
FMC Technologies, Inc. *	5,100	208,590
Gulfport Energy Corp. *	7,600	252,168
Kodiak Oil & Gas Corp. *	98,484	909,992
Oasis Petroleum, Inc. *	32,400	951,588
PDC Energy, Inc. *	6,500	196,755
Range Resources Corp.	3,700	241,832
Southwestern Energy Co. *	33,900	1,176,330
World Fuel Services Corp.	9,300	322,710

		8,157,339

Food & Staples Retailing 1.1%
PriceSmart, Inc.	2,100	174,279
Sysco Corp.	35,300	1,096,771
The Fresh Market, Inc. *	14,500	822,295

		2,093,345

Food, Beverage & Tobacco 3.4%
B&G Foods, Inc.	33,600	1,017,072
Dr Pepper Snapple Group, Inc.	25,000	1,071,250
Hormel Foods Corp.	29,100	859,323
Reynolds American, Inc.	18,428	767,342
Sanderson Farms, Inc.	19,600	887,684
Snyders-Lance, Inc.	23,900	605,626
The Hain Celestial Group, Inc. *	7,300	421,940
Vector Group Ltd.	60,480	995,501

		6,625,738

Health Care Equipment & Services 1.5%
DexCom, Inc. *	90,800	1,189,480
HeartWare International, Inc. *	8,800	739,024
HMS Holdings Corp. *	8,200	189,338
MEDNAX, Inc. *	11,800	813,964

		2,931,806

Household & Personal Products 0.2%
Church & Dwight Co., Inc.	7,700	390,852

Insurance 2.5%
Cincinnati Financial Corp.	25,600	1,019,904
Erie Indemnity Co., Class A	13,700	852,414
MBIA, Inc. *	78,100	773,190
Mercury General Corp.	12,200	494,466
RLI Corp.	15,500	1,056,790
The Progressive Corp.	17,100	381,330
White Mountains Insurance Group Ltd.	700	358,890

		4,936,984

See financial notes 59

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 3.7%
AK Steel Holding Corp.	32,300	162,792
Albemarle Corp.	9,500	523,545
Allied Nevada Gold Corp. *	26,000	959,920
AptarGroup, Inc.	10,300	528,184
Compass Minerals International, Inc.	3,400	268,090
Eagle Materials, Inc.	4,900	259,553
Louisiana-Pacific Corp. *	38,800	612,652
NewMarket Corp.	1,000	271,310
Praxair, Inc.	8,700	924,027
Sealed Air Corp.	16,200	262,764
Sigma-Aldrich Corp.	9,900	694,386
Southern Copper Corp.	30,985	1,180,528
Walter Energy, Inc.	17,100	597,816

		7,245,567

Media 0.9%
DreamWorks Animation SKG, Inc., Class A *	61,300	1,248,681
Lions Gate Entertainment Corp. *	27,800	463,704

		1,712,385

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Akorn, Inc. *	24,000	288,240
Mettler-Toledo International, Inc. *	3,400	575,858

		864,098

Real Estate 2.0%
Education Realty Trust, Inc.	14,600	153,738
Government Properties Income Trust	42,900	951,951
LTC Properties, Inc.	8,100	267,381
Rayonier, Inc.	20,400	999,804
Realty Income Corp.	19,500	765,765
Senior Housing Properties Trust	36,000	791,280

		3,929,919

Retailing 2.9%
AutoZone, Inc. *	2,600	975,000
Big Lots, Inc. *	8,300	241,779
CarMax, Inc. *	32,300	1,090,125
Group 1 Automotive, Inc.	16,500	1,023,165
HomeAway, Inc. *	10,500	269,955
Kohl’s Corp.	14,100	751,248
Pier 1 Imports, Inc.	48,500	989,400
Shutterfly, Inc. *	8,400	254,184

		5,594,856

Semiconductors & Semiconductor Equipment 1.0%
Cavium, Inc. *	24,500	812,910
Cirrus Logic, Inc. *	17,000	692,920
Lam Research Corp. *	13,000	460,200

		1,966,030

Software & Services 3.0%
Blackbaud, Inc.	7,300	173,521
Concur Technologies, Inc. *	15,800	1,046,434
CoStar Group, Inc. *	4,800	397,920
Informatica Corp. *	14,300	388,102
Jive Software, Inc. *	34,900	390,880
LinkedIn Corp., Class A *	6,700	716,431
Liquidity Services, Inc. *	8,000	329,840
NetSuite, Inc. *	21,300	1,352,763
QLIK Technologies, Inc. *	23,000	423,430
ServiceSource International, Inc. *	58,800	529,788

		5,749,109

Technology Hardware & Equipment 2.8%
Acme Packet, Inc. *	22,100	365,534
ADTRAN, Inc.	26,600	449,274
Aruba Networks, Inc. *	4,200	76,314
F5 Networks, Inc. *	8,300	684,584
Fusion-io, Inc. *	18,000	424,800
IPG Photonics Corp. *	1,900	100,852
Loral Space & Communications, Inc.	5,400	424,764
National Instruments Corp.	37,400	881,144
SanDisk Corp. *	24,000	1,002,240
Universal Display Corp. *	4,400	144,232
ViaSat, Inc. *	21,400	831,176

		5,384,914

Transportation 2.9%
Atlas Air Worldwide Holdings, Inc. *	18,700	1,028,313
C.H. Robinson Worldwide, Inc.	15,400	929,082
Heartland Express, Inc.	17,200	239,940
Hub Group, Inc., Class A *	28,600	886,886
J.B. Hunt Transport Services, Inc.	3,000	176,100
Kirby Corp. *	12,800	735,744
Norfolk Southern Corp.	13,900	852,765
Spirit Airlines, Inc. *	44,300	777,465

		5,626,295

Total Short Sales
(Proceeds $89,979,644)		88,735,500

End of Short Sale Positions.

*	Non-income producing security.

60 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$192,489,748	$—	$—	$192,489,748
Other Investment Company[1]	2,592,462	—	—	2,592,462

Total	$195,082,210	$—	$—	$195,082,210

Liabilities Valuation Input

Other Financial Instruments
Short Sales[1]	($88,735,500)	$—	$—	($88,735,500)

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 61

 Schwab Hedged Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $171,865,792)		$195,082,210
Deposits with broker for short sales		88,186,200
Receivables:
Fund shares sold		425,223
Dividends		97,617
Interest		117
Prepaid expenses	+	7,742

Total assets		283,799,109

Liabilities

Securities sold short, at value (proceeds $89,979,644)		88,735,500
Payables:
Investment adviser and administrator fees		15,906
Shareholder service fees		3,706
Fund shares redeemed		556,988
Dividends on short sales		72,330
Accrued expenses	+	48,922

Total liabilities		89,433,352

Net Assets

Total assets		283,799,109
Total liabilities	−	89,433,352

Net assets		$194,365,757

Net Assets by Source
Capital received from investors		173,467,257
Net investment loss		(900,099)
Net realized capital losses		(2,661,963)
Net unrealized capital gains		24,460,562

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$194,365,757		11,880,727		$16.36

62 See financial notes

 Schwab Hedged Equity Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends		$3,408,060
Interest	+	2,960

Total investment income		3,411,020

Expenses

Investment adviser and administrator fees		2,221,478
Shareholder service fees		496,557
Dividends on short sales		1,158,883
Stock loan fees on short sales		431,834
Professional fees		53,784
Transfer agent fees		46,477
Portfolio accounting fees		38,936
Registration fees		24,245
Custodian fees		12,345
Shareholder reports		10,940
Trustees’ fees		7,312
Interest expense		274
State filing fee reimbursement (Note 4)		(4,976)
Other expenses	+	6,827

Total expenses		4,504,916
Expense reduction by CSIM and its affiliates[1]	−	100,684
Custody credits	−	1

Net expenses	−	4,404,231

Net investment loss		(993,211)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		21,377,818
Net realized gains on futures contracts		804,498
Net realized losses on short sales	+	(6,516,130)

Net realized gains		15,666,186
Net unrealized gains on investments		5,234,203
Net unrealized losses on futures contracts		(154,429)
Net unrealized losses on short sales	+	(5,785,129)

Net unrealized losses	+	(705,355)

Net realized and unrealized gains		14,960,831

Increase in net assets resulting from operations		$13,967,620

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $4,976. See financial note 4 for additional information.

See financial notes 63

 Schwab Hedged Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment loss		($993,211)	($727,399)
Net realized gains		15,666,186	13,253,459
Net unrealized losses	+	(705,355)	(2,318,472)

Increase in net assets from operations		$13,967,620	$10,207,588

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,083,203	$33,255,732	3,890,847	$60,873,641
Shares redeemed	+	(5,584,279)	(88,481,803)	(10,766,228)	(164,542,266)

Net transactions in fund shares		(3,501,076)	($55,226,071)	(6,875,381)	($103,668,625)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,381,803	$235,624,208	22,257,184	$329,085,245
Total decrease	+	(3,501,076)	(41,258,451)	(6,875,381)	(93,461,037)

End of period		11,880,727	$194,365,757	15,381,803	$235,624,208

Net investment loss			($900,099)		$—

64 See financial notes

Schwab Financial Services Fund™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.17	9.74	8.77	9.05	15.88

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	0.04	0.08	0.18
Net realized and unrealized gains (losses)	1.46	(0.58)	0.99	(0.21)	(6.78)

Total from investment operations	1.54	(0.53)	1.03	(0.13)	(6.60)
Less distributions:
Distributions from net investment income	(0.05)	(0.04)	(0.06)	(0.15)	(0.21)
Distributions from net realized gains	—	—	—	—	(0.02)

Total distributions	(0.05)	(0.04)	(0.06)	(0.15)	(0.23)

Net asset value at end of period	10.66	9.17	9.74	8.77	9.05

Total return (%)	16.92	(5.51)	11.79	(1.10)	(42.08)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.94	0.93 [1]	0.95 [2]	0.96 [3]	0.94
Gross operating expenses	1.10	1.06	1.04	0.99	0.94
Net investment income (loss)	0.78	0.45	0.37	0.91	1.56
Portfolio turnover rate	84	77	54	47	59
Net assets, end of period ($ x 1,000,000)	47	40	52	64	84

1 The ratio of net operating expenses would have been 0.94%, if payment for state filing fees had not been included.
2 The ratio of net operating expenses would have been 0.94%, if certain non-routine expenses had not been incurred.
3 Effective July 1, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

See financial notes 65

 Schwab Financial Services Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.5%	Common Stock	41,356,860	45,511,783
2.4%	Short-Term Investments	1,144,285	1,144,285

99.9%	Total Investments	42,501,145	46,656,068
0.1%	Other Assets and Liabilities, Net		37,969

100.0%	Total Net Assets		46,694,037

	Number	Value
Security	of Shares	($)

Common Stock 97.5% of net assets

Banks 22.4%
BB&T Corp.	38,000	1,100,100
Columbia Banking System, Inc.	7,600	134,596
Comerica, Inc.	2,800	83,468
Commerce Bancshares, Inc.	15,540	591,763
First Citizens BancShares, Inc., Class A	400	67,500
First Interstate BancSystem, Inc.	11,300	169,839
Huntington Bancshares, Inc.	11,800	75,402
KeyCorp	57,800	486,676
MainSource Financial Group, Inc.	10,100	126,452
Regions Financial Corp.	119,800	781,096
SunTrust Banks, Inc.	41,900	1,139,680
U.S. Bancorp	12,500	415,125
United Community Banks, Inc. *	7,100	61,770
Wells Fargo & Co.	124,000	4,177,560
WSFS Financial Corp.	3,100	131,300
Zions Bancorp	41,600	893,152

		10,435,479

Diversified Financials 32.8%
American Express Co.	32,300	1,807,831
Bank of America Corp.	288,300	2,686,956
Capital One Financial Corp.	25,100	1,510,267
Interactive Brokers Group, Inc., Class A	36,600	521,550
Investment Technology Group, Inc. *	3,000	25,320
Jefferies Group, Inc.	23,000	327,520
JPMorgan Chase & Co.	95,200	3,967,936
Northern Trust Corp.	19,200	917,376
Oppenheimer Holdings, Inc., Class A	1,200	19,536
PHH Corp. *	2,400	49,944
SLM Corp.	28,700	504,546
State Street Corp.	28,000	1,247,960
SWS Group, Inc. *	23,000	130,870
The Bank of New York Mellon Corp.	20,800	513,968
The Goldman Sachs Group, Inc.	8,900	1,089,271

		15,320,851

Insurance 27.7%
Aflac, Inc.	26,600	1,324,148
American National Insurance Co.	2,300	168,038
Berkshire Hathaway, Inc., Class B *	12,600	1,088,010
First American Financial Corp.	39,200	891,800
HCC Insurance Holdings, Inc.	24,800	883,872
Loews Corp.	24,900	1,052,772
MetLife, Inc.	44,000	1,561,560
Primerica, Inc.	27,400	774,324
Prudential Financial, Inc.	20,300	1,158,115
Reinsurance Group of America, Inc.	15,100	799,092
Symetra Financial Corp.	44,800	535,360
The Travelers Cos., Inc.	20,000	1,418,800
Torchmark Corp.	17,900	905,561
Validus Holdings Ltd.	9,500	340,100
XL Group plc	2,200	54,428

		12,955,980

Real Estate 14.6%
Apartment Investment & Management Co., Class A	33,700	899,453
Camden Property Trust	5,500	360,965
CBL & Associates Properties, Inc.	12,800	286,336
Coresite Realty Corp.	16,600	377,318
Extra Space Storage, Inc.	7,500	258,675
First Industrial Realty Trust, Inc. *	35,000	467,250
Home Properties, Inc.	2,800	170,212
Host Hotels & Resorts, Inc.	33,300	481,518
Kimco Realty Corp.	13,000	253,760
Kite Realty Group Trust	52,900	289,363
Mid-America Apartment Communities, Inc.	3,100	200,601
Pennsylvania Real Estate Investment Trust	12,500	206,625
RLJ Lodging Trust	6,100	108,702
Saul Centers, Inc.	8,900	385,103
Simon Property Group, Inc.	10,837	1,649,500
Sunstone Hotel Investors, Inc. *	40,900	404,092

		6,799,473

Total Common Stock
(Cost $41,356,860)		45,511,783

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.4% of net assets

Time Deposit 2.3%
Societe Generale
0.03%, 11/01/12	1,105,290	1,105,290

66 See financial notes

 Schwab Financial Services Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.11%, 12/20/12 (a)(b)	39,000	38,995

Total Short-Term Investments
(Cost $1,144,285)		1,144,285

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $42,516,062 and the unrealized appreciation and depreciation were $4,552,575 and ($412,569), respectively, with a net unrealized appreciation of $4,140,006.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/21/12	10	703,400	(20,168)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$45,511,783	$—	$—	$45,511,783
Short-Term Investments[1]	—	1,144,285	—	1,144,285

Total	$45,511,783	$1,144,285	$—	$46,656,068

Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($20,168)	$—	$—	($20,168)

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 67

 Schwab Financial Services Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $42,501,145)		$46,656,068
Receivables:
Fund shares sold		94,570
Dividends		21,294
Interest		1
Prepaid expenses	+	1,489

Total assets		46,773,422

Liabilities

Payables:
Investment adviser and administrator fees		1,432
Shareholder service fees		1,913
Fund shares redeemed		43,596
Due to brokers for futures		400
Accrued expenses	+	32,044

Total liabilities		79,385

Net Assets

Total assets		46,773,422
Total liabilities	−	79,385

Net assets		$46,694,037

Net Assets by Source
Capital received from investors		78,126,724
Net investment income not yet distributed		222,352
Net realized capital losses		(35,789,794)
Net unrealized capital gains		4,134,755

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$46,694,037		4,381,293		$10.66

68 See financial notes

 Schwab Financial Services Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends		$750,753
Interest		304
Securities on loan	+	17

Total investment income		751,074

Expenses

Investment adviser and administrator fees		235,331
Shareholder service fees		103,958
Portfolio accounting fees		36,845
Transfer agent fees		32,513
Professional fees		28,803
Registration fees		21,929
Shareholder reports		9,514
Trustees’ fees		5,979
Custodian fees		4,525
State filing fee reimbursement (Note 4)		(1,664)
Other expenses	+	1,838

Total expenses		479,571
Expense reduction by CSIM and its affiliates[1]	−	69,920

Net expenses	−	409,651

Net investment income		341,423

Realized and Unrealized Gains (Losses)

Net realized gains on investments		1,427,826
Net realized gains on futures contracts	+	75,059

Net realized gains		1,502,885
Net unrealized gains on investments		4,714,262
Net unrealized losses on futures contracts	+	(20,168)

Net unrealized gains	+	4,694,094

Net realized and unrealized gains		6,196,979

Increase in net assets resulting from operations		$6,538,402

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $1,664. See financial note 4 for additional information.

See financial notes 69

 Schwab Financial Services Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$341,423	$218,566
Net realized gains		1,502,885	343,656
Net unrealized gains (losses)	+	4,694,094	(2,420,332)

Increase (Decrease) in net assets from operations		6,538,402	(1,858,110)

Distributions to Shareholders

Distributions from net investment income		($224,748)	($200,494)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,195,666	$12,102,193	944,737	$9,521,425
Shares reinvested		21,793	196,795	17,076	178,785
Shares redeemed	+	(1,227,292)	(12,174,120)	(1,921,163)	(19,499,334)

Net transactions in fund shares		(9,833)	$124,868	(959,350)	($9,799,124)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,391,126	$40,255,515	5,350,476	$52,113,243
Total increase or decrease	+	(9,833)	6,438,522	(959,350)	(11,857,728)

End of period		4,381,293	$46,694,037	4,391,126	$40,255,515

Net investment income not yet distributed			$222,352		$108,593

70 See financial notes

Schwab Health Care Fund™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	17.29	15.48	13.41	12.55	17.08

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.15	0.19	0.13	0.08
Net realized and unrealized gains (losses)	3.18	1.85	2.01	0.82	(4.46)

Total from investment operations	3.45	2.00	2.20	0.95	(4.38)
Less distributions:
Distributions from net investment income	(0.15)	(0.19)	(0.13)	(0.09)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.10)

Total distributions	(0.15)	(0.19)	(0.13)	(0.09)	(0.15)

Net asset value at end of period	20.59	17.29	15.48	13.41	12.55

Total return (%)	20.10	13.00	16.49	7.65	(25.87)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.82	0.81 [1]	0.82	0.83 [2]	0.82
Gross operating expenses	0.85	0.85	0.86	0.85	0.82
Net investment income (loss)	1.44	0.85	1.14	0.88	0.48
Portfolio turnover rate	60	24	37	36	50
Net assets, end of period ($ x 1,000,000)	511	414	410	430	545

1 The ratio of net operating expenses would have been 0.82%, if payment for state filing fees and a voluntary reduction of Investment Adviser fees had not been included.
2 Effective July 1, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

See financial notes 71

 Schwab Health Care Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

77.3%	Common Stock	338,568,087	394,944,675
20.1%	Foreign Common Stock	80,166,026	102,593,184
2.4%	Short-Term Investments	12,118,579	12,118,579

99.8%	Total Investments	430,852,692	509,656,438
0.2%	Other Assets and Liabilities, Net		1,259,290

100.0%	Total Net Assets		510,915,728

	Number	Value
Security	of Shares	($)

Common Stock 77.3% of net assets

Health Care Equipment & Services 25.2%
Aetna, Inc.	50,000	2,185,000
Alere, Inc. *	50,000	960,000
Baxter International, Inc.	195,000	12,212,850
Becton, Dickinson & Co.	35,000	2,648,800
Boston Scientific Corp. *	1,675,000	8,609,500
Cigna Corp.	75,000	3,825,000
Community Health Systems, Inc. *	35,000	959,700
CONMED Corp.	25,000	691,500
Covidien plc	135,000	7,418,250
Cynosure, Inc., Class A *	25,000	658,500
Express Scripts Holding Co. *	150,000	9,231,000
Greatbatch, Inc. *	100,000	2,198,000
Haemonetics Corp. *	15,000	1,225,500
Health Management Associates, Inc., Class A *	96,000	700,800
Henry Schein, Inc. *	110,000	8,115,800
Hill-Rom Holdings, Inc.	36,000	1,011,240
ICU Medical, Inc. *	20,000	1,186,600
Integra LifeSciences Holdings Corp. *	25,000	956,250
Invacare Corp.	135,000	1,842,750
LifePoint Hospitals, Inc. *	50,000	1,767,000
McKesson Corp.	25,000	2,332,750
MedAssets, Inc. *	210,000	3,723,300
Medtronic, Inc.	385,000	16,008,300
ResMed, Inc.	35,000	1,397,900
RTI Biologics, Inc. *	81,000	328,860
Sirona Dental Systems, Inc. *	50,000	2,863,000
STERIS Corp.	30,000	1,068,300
Stryker Corp.	30,000	1,578,000
SurModics, Inc. *	15,000	269,700
Teleflex, Inc.	25,000	1,698,750
The Cooper Cos., Inc.	80,000	7,678,400
Thoratec Corp. *	25,000	892,500
UnitedHealth Group, Inc.	265,000	14,840,000
Wright Medical Group, Inc. *	130,000	2,641,600
Zimmer Holdings, Inc.	50,000	3,210,500

		128,935,900

Pharmaceuticals, Biotechnology & Life Sciences 52.1%
Abbott Laboratories	228,000	14,938,560
Acorda Therapeutics, Inc. *	130,000	3,113,500
Allergan, Inc.	25,000	2,248,000
AMAG Pharmaceuticals, Inc. *	76,000	1,176,480
Amgen, Inc.	315,000	27,261,675
Astex Pharmaceuticals *	108,000	257,040
Auxilium Pharmaceuticals, Inc. *	75,000	1,536,000
Bio-Rad Laboratories, Inc., Class A *	20,000	2,027,000
Biogen Idec, Inc. *	105,000	14,513,100
Bristol-Myers Squibb Co.	107,000	3,557,750
Celgene Corp. *	184,000	13,490,880
Charles River Laboratories International, Inc. *	65,000	2,425,800
Eli Lilly & Co.	300,000	14,589,000
Forest Laboratories, Inc. *	200,000	6,742,000
Gilead Sciences, Inc. *	110,000	7,387,600
Johnson & Johnson	380,000	26,911,600
Life Technologies Corp. *	200,000	9,782,000
Merck & Co., Inc.	775,000	35,363,250
Mylan, Inc. *	476,000	12,061,840
Myriad Genetics, Inc. *	50,000	1,308,500
Obagi Medical Products, Inc. *	35,000	431,550
PAREXEL International Corp. *	35,000	1,074,150
PDL Biopharma, Inc.	200,000	1,490,000
PerkinElmer, Inc.	75,000	2,319,750
Pfizer, Inc.	1,350,000	33,574,500
POZEN, Inc. *	50,000	299,500
Repligen Corp. *	30,000	153,000
Santarus, Inc. *	50,000	456,500
SciClone Pharmaceuticals, Inc. *	50,000	275,500
Thermo Fisher Scientific, Inc.	225,000	13,738,500
United Therapeutics Corp. *	100,000	4,567,000
ViroPharma, Inc. *	75,000	1,893,750
Warner Chilcott plc, Class A	400,000	4,632,000
Xenoport, Inc. *	50,000	411,500

		266,008,775

Total Common Stock
(Cost $338,568,087)		394,944,675

Foreign Common Stock 20.1% of net assets

Australia 1.8%

Health Care Equipment & Services 0.1%
Cochlear Ltd.	10,000	738,517

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
CSL Ltd.	175,000	8,631,118

		9,369,635

72 See financial notes

 Schwab Health Care Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Denmark 2.0%

Health Care Equipment & Services 0.1%
GN Store Nord A/S	25,000	391,812

Pharmaceuticals, Biotechnology & Life Sciences 1.9%
H. Lundbeck A/S	21,000	365,333
Novo Nordisk A/S, Class B	60,000	9,618,926

		9,984,259

		10,376,071

France 2.8%

Pharmaceuticals, Biotechnology & Life Sciences 2.8%
Sanofi	160,000	14,052,385

Germany 0.8%

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Bayer AG - Reg’d	26,000	2,267,019
Merck KGaA	15,000	1,918,558

		4,185,577

Israel 0.3%

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Teva Pharmaceutical Industries Ltd.	35,000	1,411,950

Japan 3.3%

Health Care Equipment & Services 0.0%
Fukuda Denshi Co., Ltd.	2,000	59,710

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Astellas Pharma, Inc.	100,000	4,973,758
Chugai Pharmaceutical Co., Ltd.	25,000	506,532
Dainippon Sumitomo Pharma Co., Ltd.	244,000	2,806,436
Eisai Co., Ltd.	70,000	3,114,415
Kyowa Hakko Kirin Co., Ltd.	404,000	4,300,267
Otsuka Holdings Co., Ltd.	25,000	770,689

		16,472,097

		16,531,807

Switzerland 5.6%

Pharmaceuticals, Biotechnology & Life Sciences 5.6%
Actelion Ltd. - Reg’d *	10,000	482,675
Novartis AG - Reg’d	230,000	13,869,125
Roche Holding AG	74,400	14,331,307

		28,683,107

United Kingdom 3.5%

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
AstraZeneca plc	180,000	8,347,456
GlaxoSmithKline plc	430,000	9,635,196

		17,982,652

Total Foreign Common Stock
(Cost $80,166,026)		102,593,184

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.4% of net assets

Time Deposit 2.3%
Societe Generale
US Dollar
0.03%, 11/01/12	11,733,634	11,733,634

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.11%, 12/20/12 (a)(b)	385,000	384,945

Total Short-Term Investments
(Cost $12,118,579)		12,118,579

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $430,862,520 and the unrealized appreciation and depreciation were $86,865,680 and ($8,071,762), respectively, with a net unrealized appreciation of $78,793,918.

At 10/31/12, the values of certain foreign securities held by the fund aggregating $102,593,184 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

Reg’d —	Registered

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	100	7,034,000	(236,050)

See financial notes 73

 Schwab Health Care Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$394,944,675	$—	$—	$394,944,675
Foreign Common Stock
Australia[1]	—	9,369,635	—	9,369,635
Denmark[1]	—	10,376,071	—	10,376,071
France[1]	—	14,052,385	—	14,052,385
Germany[1]	—	4,185,577	—	4,185,577
Israel[1]	—	1,411,950	—	1,411,950
Japan[1]	—	16,531,807	—	16,531,807
Switzerland[1]	—	28,683,107	—	28,683,107
United Kingdom[1]	—	17,982,652	—	17,982,652
Short-Term Investments[1]	—	12,118,579	—	12,118,579

Total	$394,944,675	$114,711,763	$—	$509,656,438

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($236,050)	$—	$—	($236,050)

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

74 See financial notes

 Schwab Health Care Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $430,852,692)		$509,656,438
Foreign currency, at value (cost $20)		20
Cash		113
Receivables:
Investments sold		11,208,831
Fund shares sold		1,244,804
Dividends		387,787
Foreign tax reclaims		184,678
Interest		10
Prepaid expenses	+	12,075

Total assets		522,694,756

Liabilities

Payables:
Investments bought		11,274,615
Investment adviser and administrator fees		21,673
Shareholder service fees		15,822
Fund shares redeemed		400,962
Due to brokers for futures		4,000
Accrued expenses	+	61,956

Total liabilities		11,779,028

Net Assets

Total assets		522,694,756
Total liabilities	−	11,779,028

Net assets		$510,915,728

Net Assets by Source
Capital received from investors		371,224,308
Net investment income not yet distributed		6,599,289
Net realized capital gains		54,534,292
Net unrealized capital gains		78,557,839

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$510,915,728		24,810,387		$20.59

See financial notes 75

 Schwab Health Care Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $316,372)		$10,270,323
Interest		5,572
Securities on loan	+	11,995

Total investment income		10,287,890

Expenses

Investment adviser and administrator fees		2,458,891
Shareholder service fees		1,101,144
Transfer agent fees		95,691
Portfolio accounting fees		54,314
Shareholder reports		40,350
Registration fees		35,158
Professional fees		31,491
Custodian fees		26,902
Trustees’ fees		8,654
State filing fee reimbursement (Note 4)		(9,270)
Other expenses	+	12,698

Total expenses		3,856,023
Expense reduction by CSIM and its affiliates[1]	−	118,610

Net expenses	−	3,737,413

Net investment income		6,550,477

Realized and Unrealized Gains (Losses)

Net realized gains on investments		67,201,641
Net realized gains on futures contracts		2,759,750
Net realized gains on foreign currency transactions	+	2,294

Net realized gains		69,963,685
Net unrealized gains on investments		7,406,220
Net unrealized losses on futures contracts		(1,036,424)
Net unrealized losses on foreign currency translations	+	(17,519)

Net unrealized gains	+	6,352,277

Net realized and unrealized gains		76,315,962

Increase in net assets resulting from operations		$82,866,439

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $9,270. See financial note 4 for additional information.

76 See financial notes

 Schwab Health Care Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$6,550,477	$3,549,515
Net realized gains		69,963,685	29,312,204
Net unrealized gains	+	6,352,277	17,540,015

Increase in net assets from operations		82,866,439	50,401,734

Distributions to Shareholders

Distributions from net investment income		($3,529,101)	($4,837,988)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,855,710	$92,832,540	3,540,237	$60,660,382
Shares reinvested		178,373	3,114,387	268,207	4,275,226
Shares redeemed	+	(4,151,453)	(78,160,304)	(6,338,786)	(106,395,149)

Net transactions in fund shares		882,630	$17,786,623	(2,530,342)	($41,459,541)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,927,757	$413,791,767	26,458,099	$409,687,562
Total increase or decrease	+	882,630	97,123,961	(2,530,342)	4,104,205

End of period		24,810,387	$510,915,728	23,927,757	$413,791,767

Net investment income not yet distributed			$6,599,289		$3,510,614

See financial notes 77

Schwab® International Core Equity Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–		11/1/08–	5/30/08[2]–
	10/31/12	10/31/11	10/31/10		10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	7.32	7.80	7.25		5.85	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.17	0.16		0.03	0.06
Net realized and unrealized gains (losses)	0.62	(0.46)	0.57		1.46	(4.21)

Total from investment operations	0.78	(0.29)	0.73		1.49	(4.15)
Less distributions:
Distributions from net investment income	(0.20)	(0.19)	(0.18)		(0.09)	—

Net asset value at end of period	7.90	7.32	7.80		7.25	5.85

Total return (%)	11.17	(3.89)	10.09		25.98	(41.50)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.86	0.80 [4]	0.87	[5]	0.86	0.86	[6]
Gross operating expenses	1.16	1.22	1.27		1.60	1.39	[6]
Net investment income (loss)	2.45	2.32	1.85		1.19	1.67	[6]
Portfolio turnover rate	112	86	91	[7]	94	56	[3]
Net assets, end of period ($ x 1,000,000)	78	60	53		37	3

1 Effective October 7, 2009, the Investor Shares class, the Select Shares class and the Institutional Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 0.86%, if a voluntary reduction of Investment Adviser fees had not been included. (See financial note 4)
5 The ratio of net operating expenses would have been 0.86%, if certain non-routine expenses had not been incurred.
6 Annualized
7 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

78 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.6%	Common Stock	69,994,392	76,187,170
2.1%	Other Investment Companies	1,604,027	1,669,684

99.7%	Total Investments	71,598,419	77,856,854
0.3%	Other Assets and Liabilities, Net		261,130

100.0%	Net Assets		78,117,984

	Number	Value
Security	of Shares	($)

Common Stock 97.6% of net assets

Australia 8.0%

Automobiles & Components 0.2%
Fleetwood Corp. Ltd.	13,818	147,623

Banks 0.5%
Westpac Banking Corp.	15,602	412,484

Capital Goods 0.2%
Emeco Holdings Ltd.	198,530	142,973

Commercial & Professional Supplies 0.1%
Skilled Group Ltd.	40,827	112,562

Diversified Financials 2.0%
Macquarie Group Ltd.	31,942	1,055,094
Perpetual Ltd.	17,445	504,741

		1,559,835

Food & Staples Retailing 1.0%
Wesfarmers Ltd.	21,409	771,780

Food, Beverage & Tobacco 0.4%
GrainCorp Ltd., Class A	24,445	310,430

Health Care Equipment & Services 0.4%
Sigma Pharmaceuticals Ltd.	397,524	278,117

Insurance 0.4%
Challenger Ltd.	99,231	332,224

Materials 1.2%
Arrium Ltd.	58,460	47,483
Iluka Resources Ltd.	9,636	98,839
Incitec Pivot Ltd.	33,775	110,623
OZ Minerals Ltd.	16,483	139,858
Rio Tinto Ltd.	6,581	387,987
St. Barbara Ltd. *	95,287	188,205

		972,995

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
CSL Ltd.	8,716	429,879

Retailing 1.0%
David Jones Ltd.	84,879	234,919
Myer Holdings Ltd	43,891	88,962
Pacific Brands Ltd.	486,864	313,143
Wotif.com Holdings Ltd.	36,359	175,081

		812,105

		6,283,007

Austria 1.5%

Banks 0.3%
Raiffeisen Bank International AG	5,291	211,935

Energy 0.2%
OMV AG	5,085	186,087

Real Estate 0.2%
Conwert Immobilien Invest SE	17,060	197,624

Transportation 0.8%
Oesterreichische Post AG	15,840	610,181

		1,205,827

Belgium 1.8%

Food, Beverage & Tobacco 1.7%
Anheuser-Busch InBev N.V.	15,813	1,322,458

Technology Hardware & Equipment 0.1%
Barco N.V.	921	63,357

		1,385,815

Canada 0.6%

Energy 0.6%
Canadian Natural Resources Ltd.	5,300	159,730
Suncor Energy, Inc.	8,000	268,495

		428,225

Denmark 1.2%

Pharmaceuticals, Biotechnology & Life Sciences 1.2%
Novo Nordisk A/S, Class B	5,881	942,815

Finland 1.2%

Capital Goods 0.7%
Metso Oyj	15,978	561,922

Software & Services 0.2%
Tieto Oyj	7,189	137,982

Technology Hardware & Equipment 0.3%
Nokia Oyj	83,716	225,069

		924,973

France 9.3%

Automobiles & Components 1.2%
Compagnie Generale des Etablissements Michelin	2,239	193,013
Plastic Omnium S.A.	2,952	81,617
Renault S.A.	15,283	685,274

		959,904

See financial notes 79

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Banks 0.6%
BNP Paribas S.A.	9,331	470,702

Capital Goods 1.3%
Bouygues S.A.	14,773	355,063
Legrand S.A.	4,200	162,031
Schneider Electric S.A.	5,923	370,866
Vinci S.A.	3,674	162,854

		1,050,814

Commercial & Professional Supplies 0.1%
Teleperformance	3,410	103,258

Energy 1.7%
Total S.A.	26,338	1,326,651

Food, Beverage & Tobacco 0.4%
Danone S.A.	4,834	297,326

Insurance 0.3%
AXA S.A.	12,260	195,408

Materials 0.2%
Lafarge S.A.	2,229	130,685

Media 0.2%
Lagardere S.C.A.	4,686	128,296

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Sanofi	14,966	1,314,425

Real Estate 0.5%
Unibail-Rodamco SE	1,878	422,992

Software & Services 0.4%
UbiSoft Entertainment S.A. *	35,156	327,106

Telecommunication Services 0.1%
Vivendi S.A.	3,878	79,466

Utilities 0.6%
GDF Suez	18,716	429,576

		7,236,609

Germany 7.4%

Automobiles & Components 0.3%
Continental AG	2,039	205,225

Capital Goods 0.5%
Pfeiffer Vacuum Technology AG	3,067	313,558
Rheinmetall AG	1,715	81,967

		395,525

Commercial & Professional Supplies 0.6%
Bilfinger SE	4,772	467,620

Health Care Equipment & Services 0.8%
Fresenius SE & Co KGaA	5,322	606,847

Materials 0.7%
BASF SE	6,876	570,367

Pharmaceuticals, Biotechnology & Life Sciences 2.2%
Bayer AG - Reg’d	12,347	1,076,573
Merck KGaA	4,926	630,054

		1,706,627

Semiconductors & Semiconductor Equipment 0.4%
Infineon Technologies AG	36,553	249,016
SMA Solar Technology AG	3,114	66,889

		315,905

Software & Services 0.6%
SAP AG	6,847	499,304

Transportation 0.5%
Deutsche Lufthansa AG - Reg’d	9,630	147,330
Deutsche Post AG - Reg’d	12,892	255,596

		402,926

Utilities 0.8%
E.ON AG	18,150	413,186
RWE AG	4,038	184,798

		597,984

		5,768,330

Hong Kong 2.8%

Capital Goods 0.2%
Hutchison Whampoa Ltd.	16,000	156,744

Energy 0.5%
CNOOC Ltd.	200,000	411,595

Materials 0.4%
Shougang Fushan Resources Group Ltd.	802,000	279,047

Real Estate 1.6%
Cheung Kong (Holdings) Ltd.	41,000	604,322
Sino Land Co., Ltd.	102,000	181,973
Sun Hung Kai Properties Ltd.	30,000	414,718

		1,201,013

Utilities 0.1%
Power Assets Holdings Ltd.	12,500	106,219

		2,154,618

Israel 0.9%

Materials 0.2%
Israel Chemicals Ltd.	13,695	171,333

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Teva Pharmaceutical Industries Ltd.	12,097	488,010

		659,343

Italy 1.9%

Capital Goods 0.1%
Finmeccanica S.p.A. *	19,108	94,765

Energy 1.0%
Eni S.p.A.	34,705	798,594

Telecommunication Services 0.3%
Telecom Italia S.p.A.	231,155	213,267

Utilities 0.5%
Enel S.p.A.	102,622	386,448

		1,493,074

Japan 18.8%

Automobiles & Components 2.0%
Aisin Seiki Co., Ltd.	6,800	198,589
Daihatsu Motor Co., Ltd.	8,000	140,010
Denso Corp.	7,600	238,618
Honda Motor Co., Ltd.	4,700	141,297

80 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Toyota Motor Corp.	21,200	817,412

		1,535,926

Banks 5.9%
Aozora Bank Ltd.	52,000	146,641
Mitsubishi UFJ Financial Group, Inc.	279,400	1,263,997
Mizuho Financial Group, Inc.	280,400	438,736
Resona Holdings, Inc.	166,000	718,314
Sumitomo Mitsui Financial Group, Inc.	37,700	1,151,998
The Shizuoka Bank Ltd.	89,000	910,290

		4,629,976

Capital Goods 3.2%
Asahi Glass Co., Ltd.	20,000	135,957
COMSYS Holdings Corp.	9,000	119,642
Kajima Corp.	27,000	74,776
Mitsubishi Heavy Industries Ltd.	143,000	602,327
Mitsui & Co., Ltd.	30,500	429,904
Sumitomo Corp.	61,000	831,600
Taisei Corp.	95,000	261,932

		2,456,138

Consumer Durables & Apparel 0.7%
Namco Bandai Holdings, Inc.	28,600	449,393
Panasonic Corp.	19,800	120,098

		569,491

Diversified Financials 1.3%
Mitsubishi UFJ Lease & Finance Co., Ltd.	11,150	480,751
ORIX Corp.	5,150	528,956

		1,009,707

Energy 0.2%
Inpex Corp.	32	182,300

Food, Beverage & Tobacco 2.3%
Ajinomoto Co., Inc.	63,000	961,879
Japan Tobacco, Inc.	31,000	857,219

		1,819,098

Household & Personal Products 0.4%
Kao Corp.	10,900	306,198

Materials 0.3%
Nitto Denko Corp.	5,000	227,140

Media 0.2%
SKY Perfect JSAT Holdings, Inc.	310	141,648

Real Estate 0.6%
Nomura Real Estate Holdings, Inc.	24,600	441,565

Software & Services 0.8%
NEC Networks & System Integration Corp.	8,700	158,935
Nihon Unisys Ltd.	66,000	479,888

		638,823

Technology Hardware & Equipment 0.6%
Canon, Inc.	14,300	464,745

Transportation 0.3%
Central Japan Railway Co.	3,100	266,767

		14,689,522

Mexico 0.3%

Materials 0.3%
Grupo Mexico S.A.B. de C.V., Series B	82,000	262,771

Netherlands 4.0%

Capital Goods 1.7%
European Aeronautic Defence & Space Co., N.V.	3,936	140,082
Koninklijke Philips Electronics N.V.	48,271	1,208,998

		1,349,080

Consumer Durables & Apparel 0.3%
TomTom N.V. *	38,626	192,886

Diversified Financials 0.4%
ING Groep N.V. CVA *	36,342	323,376

Food & Staples Retailing 0.8%
Koninklijke Ahold N.V.	50,472	642,738

Materials 0.2%
Koninklijke DSM N.V.	3,111	159,980

Semiconductors & Semiconductor Equipment 0.5%
ASML Holding N.V.	4,534	249,244
STMicroelectronics N.V.	20,080	118,266

		367,510

Technology Hardware & Equipment 0.1%
Gemalto N.V.	970	87,611

		3,123,181

Netherlands Antilles 0.2%

Health Care Equipment & Services 0.2%
Orthofix International N.V. *	4,400	174,504

New Zealand 0.1%

Materials 0.1%
Fletcher Building Ltd.	13,997	80,958

Norway 0.6%

Energy 0.6%
Statoil A.S.A.	19,372	477,112

Republic of Korea 0.2%

Banks 0.1%
Woori Finance Holdings Co., Ltd.	9,460	89,304

Capital Goods 0.1%
Daelim Industrial Co., Ltd.	955	66,372

		155,676

Singapore 1.1%

Capital Goods 0.3%
Noble Group Ltd.	181,000	193,258

Real Estate 0.8%
UOL Group Ltd.	137,000	633,902

		827,160

See financial notes 81

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

South Africa 0.3%

Materials 0.3%
Kumba Iron Ore Ltd.	3,666	229,288

Spain 2.7%

Capital Goods 0.7%
Ferrovial S.A.	37,157	525,782

Energy 0.3%
Repsol S.A.	12,887	258,265

Retailing 0.6%
Inditex S.A.	3,998	510,513

Software & Services 0.4%
Amadeus IT Holding S.A., A Shares	13,096	324,418

Transportation 0.3%
Abertis Infraestructuras S.A.	15,555	234,940

Utilities 0.4%
Endesa S.A.	13,489	287,361

		2,141,279

Sweden 3.6%

Banks 1.2%
Nordea Bank AB	101,441	922,063

Capital Goods 0.7%
Scania AB, B Shares	12,185	232,498
Trelleborg AB, B Shares	25,989	283,196

		515,694

Materials 0.6%
Boliden AB	28,492	499,285

Retailing 1.1%
Hennes & Mauritz AB, B Shares	26,602	901,980

		2,839,022

Switzerland 7.8%

Capital Goods 0.7%
Geberit AG - Reg’d *	2,271	469,064
OC Oerlikon Corp. AG - Reg’d *	7,477	75,306

		544,370

Food, Beverage & Tobacco 2.4%
Nestle S.A. - Reg’d	29,323	1,861,664

Insurance 2.1%
Helvetia Holding AG - Reg’d	2,882	1,012,001
Swiss Re AG *	7,084	490,194
Zurich Insurance Group AG *	627	154,568

		1,656,763

Pharmaceuticals, Biotechnology & Life Sciences 2.6%
Novartis AG - Reg’d	13,115	790,841
Roche Holding AG	6,242	1,202,366

		1,993,207

		6,056,004

Turkey 0.3%

Banks 0.3%
Turkiye Vakiflar Bankasi T.A.O., Class D	95,161	224,152

United Kingdom 21.0%

Banks 2.3%
HSBC Holdings plc	152,362	1,502,180
Standard Chartered plc	13,903	329,175

		1,831,355

Capital Goods 1.3%
BAE Systems plc	32,862	165,863
Bodycote plc	55,138	336,656
Cobham plc	62,420	217,009
Wolseley plc	6,496	284,767

		1,004,295

Commercial & Professional Supplies 0.7%
Berendsen plc	60,597	551,018

Consumer Durables & Apparel 0.7%
Persimmon plc	39,340	506,181

Consumer Services 0.8%
William Hill plc	119,332	652,024

Diversified Financials 1.4%
Aberdeen Asset Management plc	83,310	436,950
Intermediate Capital Group plc	121,442	599,415
Man Group plc	42,945	54,573

		1,090,938

Energy 4.0%
BP plc	195,147	1,393,661
Enquest plc *	91,661	171,828
Ensco plc, Class A	7,025	406,185
John Wood Group plc	22,873	314,382
Royal Dutch Shell plc, B Shares	17,266	610,740
Soco International plc *	23,416	127,944
Tullow Oil plc	5,899	134,018

		3,158,758

Food, Beverage & Tobacco 0.1%
Unilever plc	2,657	99,115

Household & Personal Products 0.5%
Reckitt Benckiser Group plc	6,937	420,272

Materials 2.8%
Mondi plc	83,126	916,332
Rio Tinto plc	24,992	1,248,511

		2,164,843

Pharmaceuticals, Biotechnology & Life Sciences 2.7%
AstraZeneca plc	16,856	781,693
GlaxoSmithKline plc	58,133	1,302,611

		2,084,304

Retailing 0.8%
Debenhams plc	52,266	101,187
WH Smith plc	53,021	532,065

		633,252

Software & Services 0.6%
Micro Focus International plc	31,162	288,649

82 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Sage Group plc	30,976	155,578

		444,227

Telecommunication Services 1.8%
BT Group plc	71,875	247,005
Vodafone Group plc	433,440	1,177,063

		1,424,068

Utilities 0.5%
National Grid plc	31,501	359,255

		16,423,905

Total Common Stock
(Cost $69,994,392)		76,187,170

Other Investment Companies 2.1% of net assets

United States 2.1%
iShares MSCI EAFE Index Fund	13,144	704,124
State Street Institutional U.S. Government Money Market Fund	965,560	965,560

Total Other Investment Companies
(Cost $1,604,027)		1,669,684

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $72,188,859 and the unrealized appreciation and depreciation were $7,511,567 and ($1,843,572), respectively, with a net unrealized appreciation of $5,667,995.

At 10/31/12, the values of certain foreign securities held by the fund aggregating $74,016,655 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

CVA —	Dutch Certificate
Reg’d —	Registered

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Common Stock[1]	$—	$57,691,938	$—	$57,691,938
Austria[1]	—	595,646	—	595,646
Transportation	610,181	—	—	610,181
Canada[1]	428,225	—	—	428,225
Mexico[1]	262,771	—	—	262,771
Netherlands Antilles[1]	174,504	—	—	174,504
United Kingdom[1]	—	12,820,920	—	12,820,920
Energy	406,185	2,752,573	—	3,158,758
Software & Services	288,649	155,578	—	444,227
Other Investment Companies[1]	1,669,684	—	—	1,669,684

Total	$3,840,199	$74,016,655	$—	$77,856,854

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $477,728 from Level 2 to Level 1 for the period ended October 31, 2012. The transfers between Level 2 and Level 1 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

See financial notes 83

 Schwab International Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $71,598,419)		$77,856,854
Foreign currency, at value (cost $780)		784
Receivables:
Dividends		204,255
Fund shares sold		149,350
Foreign tax reclaims		62,898
Interest		65
Prepaid expenses	+	183

Total assets		78,274,389

Liabilities

Payables:
Investment adviser and administrator fees		1,640
Shareholder service fees		3,002
Fund shares redeemed		108,640
Distribution and shareholder services fees		695
Accrued expenses	+	42,428

Total liabilities		156,405

Net Assets

Total assets		78,274,389
Total liabilities	−	156,405

Net assets		$78,117,984

Net Assets by Source
Capital received from investors		88,936,486
Net investment income not yet distributed		1,463,091
Net realized capital losses		(18,535,601)
Net unrealized capital gains		6,254,008

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$78,117,984		9,891,978		$7.90

84 See financial notes

 Schwab International Core Equity Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $148,675)		$2,120,360
Interest	+	49

Total investment income		2,120,409

Expenses

Investment adviser and administrator fees		371,481
Shareholder service fees		159,435
Portfolio accounting fees		66,579
Custodian fees		41,411
Professional fees		33,808
Registration fees		25,886
Transfer agent fees		18,218
Shareholder reports		13,717
Trustees’ fees		6,116
Interest expense		30
State filing fee reimbursement (Note 4)		(11)
Other expenses	+	8,580

Total expenses		745,250
Expense reduction by CSIM and its affiliates[1]	−	194,403
Custody credits	−	1

Net expenses	−	550,846

Net investment income		1,569,563

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(587,311)
Net realized losses on foreign currency transactions	+	(22,218)

Net realized losses		(609,529)
Net unrealized gains on investments		6,167,081
Net unrealized losses on foreign currency translations	+	(2,885)

Net unrealized gains	+	6,164,196

Net realized and unrealized gains		5,554,667

Increase in net assets resulting from operations		$7,124,230

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $11. See financial note 4 for additional information.

See financial notes 85

 Schwab International Core Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$1,569,563	$1,403,431
Net realized gains (losses)		(609,529)	2,297,715
Net unrealized gains (losses)	+	6,164,196	(6,610,970)

Increase (Decrease) in net assets from operations		7,124,230	(2,909,824)

Distributions to Shareholders

Distributions from net investment income		($1,709,354)	($1,304,611)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,640,288	$26,971,761	3,331,795	$26,421,070
Shares reinvested		151,161	1,017,316	125,830	983,995
Shares redeemed	+	(2,074,860)	(15,099,441)	(2,027,829)	(15,977,680)

Net transactions in fund shares		1,716,589	$12,889,636	1,429,796	$11,427,385

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,175,389	$59,813,472	6,745,593	$52,600,522
Total increase	+	1,716,589	18,304,512	1,429,796	7,212,950

End of period		9,891,978	$78,117,984	8,175,389	$59,813,472

Net investment income not yet distributed			$1,463,091		$1,302,126

86 See financial notes

 Schwab Active Equity Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2010 Fund
Schwab Core Equity Fund	Schwab Target 2015 Fund
Schwab Dividend Equity Fund	Schwab Target 2020 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2025 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2030 Fund
Schwab Hedged Equity Fund	Schwab Target 2035 Fund
Schwab Financial Services Fund	Schwab Target 2040 Fund
Schwab Health Care Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Core Equity Fund	Schwab Fundamental US Small Company Index Fund
Schwab S&P 500 Index Fund	(formerly Schwab Fundamental US Small-Mid Company Index Fund)
Schwab Small-Cap Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab International Index Fund	(formerly Schwab Fundamental International Small-Mid Company Index Fund)
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Growth Portfolio	(formerly Schwab Fundamental Emerging Markets Index Fund)
Schwab MarketTrack Balanced Portfolio	Schwab Monthly Income Fund – Moderate Payout
Schwab MarketTrack Conservative Portfolio	Schwab Monthly Income Fund – Enhanced Payout
Laudus Small-Cap MarketMasters Fund	Schwab Monthly Income Fund – Maximum Payout
Laudus International MarketMasters Fund
Schwab Balanced Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value

 87

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and forward foreign currency exchange contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s forward exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of October 31, 2012 and the value of the related collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities.

Short Sales: When a fund sells securities short (sells securities it does not own), the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the short position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

If the fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Dividends accrued on securities sold short are recorded as an expense on the fund’s records and presented in the Statement of Operations. The fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2012, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a fund may have a lower return than if it were managed using another process or strategy.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — a fund’s large- and mid-cap holdings could reduce performance.

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Financial Notes (continued)

3. Risk Factors (continued):

Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

When a fund invests in an exchange-traded fund (“ETF”), it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

A fund’s investments in real estate investment trusts (“REITs”) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.

Certain funds engage in short sales transactions. Short sales are transactions in which a fund sells a security it does not own. To complete a short sale, a fund must borrow the security to deliver to the buyer. A fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by a fund, and the fund will incur a loss if the price of the security sold short increases between the time of the short sales and the time the fund replaces the borrowed security.

To the extent a fund establishes both long and short positions in equity securities the fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. A fund’s short sales may result in a loss if the prices of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, the potential loss on the fund’s short positions is unlimited. In addition, the lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing

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Financial Notes (continued)

3. Risk Factors (continued):

securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share, and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
	Schwab	Schwab	Schwab	Schwab	Schwab	International
% of Average	Core	Dividend	Large-Cap	Small-Cap	Hedged	Core
Daily Net Assets	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund	Equity Fund

Flat rate	0.47%	0.62%	0.72%	0.81%	1.05%	0.58%

	Schwab	Schwab
% of Average	Financial	Health Care
Daily Net Assets	Services Fund	Fund

First $500 million	0.54%	0.54%
$500 million to $1 billion	0.515%	0.515%
Over $1 billion	0.49%	0.49%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

Schwab	Schwab	Schwab	Schwab	Schwab
Core	Dividend	Large-Cap	Small-Cap	Hedged
Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

0.75%	0.89%	0.99%	1.12%	1.33% *

Schwab
Schwab	Schwab	International
Financial	Health Care	Core
Services Fund	Fund	Equity Fund

0.94%	0.82%	0.86%

*	Excludes dividends and stock loan fees paid on securities sold short.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentages of each fund shares in this report owned by other Schwab Funds as of October 31, 2012:

	Schwab	Schwab	Schwab
	Core	Dividend	Small-Cap
	Equity Fund	Equity Fund	Equity Fund

Schwab Target Funds:
Schwab Target 2010 Fund	0.2%	0.1%	0.6%
Schwab Target 2015 Fund	0.3%	0.2%	0.8%
Schwab Target 2020 Fund	1.5%	0.9%	4.5%
Schwab Target 2025 Fund	0.8%	0.5%	2.4%
Schwab Target 2030 Fund	2.8%	1.7%	8.2%
Schwab Target 2035 Fund	0.7%	0.4%	2.2%
Schwab Target 2040 Fund	3.0%	1.9%	9.2%
Schwab Monthly Income Funds:
Schwab Monthly Income Fund - Moderate Payout	—%	0.4%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	0.7%	—%
Schwab Monthly Income Fund - Maximum Payout	—%	0.3%	—%
Schwab Balanced Fund	2.2%	—%	—%

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2012, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab International Core Equity Fund received a payment of $32,770, $13,172, $6,516, $2,710, $4,976, $1,664, $9,270 and $11, respectively, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the funds’

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

shares in prior periods in certain states. These payments are presented in each fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in each fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Core Equity Fund	$761,961,218	$1,003,484,704
Schwab Dividend Equity Fund	752,904,698	810,263,993
Schwab Large-Cap Growth Fund	171,911,919	192,223,592
Schwab Small-Cap Equity Fund	479,469,108	368,633,755
Schwab Hedged Equity Fund*	225,484,752	279,792,813
Schwab Financial Services Fund	35,841,229	36,162,587
Schwab Health Care Fund	285,495,944	262,785,879
Schwab International Core Equity Fund	83,118,320	70,892,266

*	Including securities sold short.

9. Derivatives:

Certain funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and due to brokers for futures contracts held at October 31, 2012 and the net realized/unrealized gains (losses) on futures contracts held during the period ended October 31, 2012 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of

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Financial Notes (continued)

9. Derivatives (continued):

investing in futures contracts. During the period, the month-end average values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab Core Equity Fund	$11,775,454	173
Schwab Dividend Equity Fund	20,378,323	304
Schwab Large-Cap Growth Fund	1,357,896	20
Schwab Small-Cap Equity Fund	3,954,540	51
Schwab Hedged Equity Fund	2,935,242	44
Schwab Financial Services Fund	439,950	6
Schwab Health Care Fund	12,512,835	185
Schwab International Core Equity Fund	—	—

10. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/11-10/31/12)	(11/1/10-10/31/11)

Schwab Core Equity Fund	$14,523	$22,228
Schwab Dividend Equity Fund	19,131	26,900
Schwab Large-Cap Growth Fund	6,173	24,056
Schwab Small-Cap Equity Fund	4,731	8,490
Schwab Hedged Equity Fund	5,426	7,560
Schwab Financial Services Fund	5,169	3,360
Schwab Health Care Fund	11,650	17,659
Schwab International Core Equity Fund	1,452	4,402

11. Federal Income Taxes:

As of October 31, 2012, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Undistributed ordinary income	$3,792,266	$832,279	$873,342	$339,903	$—
Undistributed long-term capital gains	—	—	—	—	—
Unrealized appreciation on investments	291,663,236	240,407,636	30,205,312	53,341,509	28,707,035
Unrealized depreciation on investments	(42,582,519)	(22,487,941)	(4,301,439)	(16,163,335)	(5,489,688)
Other unrealized appreciation/(depreciation)	—	—	(3)	—	1,151,978

Net unrealized appreciation/(depreciation)	$249,080,717	$217,919,695	$25,903,870	$37,178,174	$24,369,325

96

 Schwab Active Equity Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Undistributed ordinary income	$222,352	$6,609,117	$1,836,736
Undistributed long-term capital gains	—	54,298,242	—
Unrealized appreciation on investments	4,552,575	86,865,680	7,511,567
Unrealized depreciation on investments	(412,569)	(8,071,762)	(1,843,572)
Other unrealized appreciation/(depreciation)	—	(9,857)	(4,427)

Net unrealized appreciation/(depreciation)	$4,140,006	$78,784,061	$5,663,568

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are Passive Foreign Investment Companies (PFIC), Partnerships and the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
Expiration Date	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

October 31, 2016	$53,230,501	$—	$—	$—	$—
October 31, 2017	56,516,765	66,553,849	45,816,541	14,134,762	2,570,724

Total	$109,747,266 *	$66,553,849	$45,816,541	$14,134,762	$2,570,724

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
Expiration Date	Services Fund	Fund	Equity Fund

October 31, 2016	$6,950,804	$—	$—
October 31, 2017	28,673,848	—	17,505,510
October 31, 2018	170,394	—	—
No expiration	—	—	813,296

Total	$35,795,046	$—	$18,318,806 *

*	The Schwab Core Equity Fund and Schwab International Core Equity Fund have capital loss carryforwards acquired via merger which are subject to certain annual limitations in regard to availability to offset potential future capital gains.

For the year ended October 31, 2012, the funds had capital losses deferred and capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Capital losses deferred	$—	$—	$—	$—	$900,099
Capital losses utilized	138,165,164	106,534,439	29,184,829	34,374,879	15,562,685

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Capital losses utilized	$1,500,550	$14,437,135	$—

 97

 Schwab Active Equity Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Current period distributions
Ordinary income	$32,156,180	$28,261,739	$1,032,046	$177,045	$—
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$18,535,012	$23,212,957	$1,241,602	$—	$—
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—

Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Current period distributions
Ordinary income	$224,748	$3,529,101	$1,709,354
Long-term capital gains	—	—	—
Return of capital	—	—	—

Prior period distributions
Ordinary income	$200,494	$4,837,988	$1,304,611
Long-term capital gains	—	—	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2012, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Capital shares	$41,423,309	$—	$—	$—	($90,124)
Undistributed net investment income	12,172	—	—	267,081	93,113
Net realized capital gains/(losses)	(41,435,481)	—	—	(267,081)	(2,989)

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Capital shares	$—	$—	$—
Undistributed net investment income	(2,916)	67,299	300,756
Net realized capital gains/(losses)	2,916	(67,299)	(300,756)

98

 Schwab Active Equity Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

As of October 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The funds have adopted the noted provisions of the Act for the period ending October 31, 2012.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

13. Reorganization:

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Schwab Premier Equity Fund were transferred to the Schwab Core Equity Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on September 7, 2012. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/ depreciation immediately before and after the reorganization.

	Before Reorganization		After Reorganization
	Schwab	Schwab	Schwab
	Core	Premier	Core
	Equity Fund	Equity Fund	Equity Fund

Shares	90,245,503	18,709,075	101,529,069
Net Assets	$1,728,474,999	$216,114,348	$1,944,589,347
Net Assets Value	$19.15	$11.55	$19.15
Net unrealized appreciation/(depreciation)	$280,749,404	$13,800,558	$294,549,962
Market value of investments	$1,724,850,404	$215,621,273	$1,940,471,677
Cost of investments	$1,444,101,000	$201,820,715	$1,645,921,715

 99

 Schwab Active Equity Funds

Financial Notes (continued)

13. Reorganization (continued):

Assuming the acquisition had been completed on November 1, 2011, the beginning of the fiscal year of Schwab Core Equity Fund, Schwab Core Equity Fund’s pro forma results of operations for the period ended October 31, 2012, would have been as follows:

Net investment income	$25,344,441
Net realized gains on investments and futures	$168,111,902
Net unrealized gains on investments and futures	$53,072,153
Net increase in net assets resulting from operations	$246,528,496

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Schwab Premier Equity Fund that have been included in Schwab Core Equity Fund’s Statement of Operation since September 7, 2012.

100

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund (eight of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2012, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

 101

Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $148,615 to its shareholders for the year ended October 31, 2012. The respective foreign source income on the fund is $2,237,890.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2012, qualify for the corporate dividends received deduction:

Percentage

Schwab Core Equity Fund	100.00
Schwab Dividend Equity Fund	100.00
Schwab Large-Cap Growth Fund	100.00
Schwab Small-Cap Equity Fund	0.95
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	100.00
Schwab Health Care Fund	87.79
Schwab International Core Equity Fund	—

For the fiscal year ended October 31, 2012, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

Schwab Core Equity Fund	$32,156,180
Schwab Dividend Equity Fund	28,261,739
Schwab Large-Cap Growth Fund	1,032,046
Schwab Small-Cap Equity Fund	1,681
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	224,748
Schwab Health Care Fund	3,529,101
Schwab International Core Equity Fund	1,709,354

102

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 24, 2012, and June 5, 2012, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2012. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and

 103

shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Each of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Hedged Equity Fund and Schwab Health Care Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Hedged Equity Fund and Schwab Health Care Fund. These factors varied from Fund to Fund, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab Financial Services Fund and Schwab Health Care Fund that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

104

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	74	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	74	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	74	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	74	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

 105

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	74	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

106

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 107

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

108

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

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•	APPLICATION AND REGISTRATION INFORMATION.

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Safeguarding Your Information — Security Is a Partnership

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Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR26298-09

Annual report dated October 31, 2012, enclosed.

Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company* Index Fund

Schwab Fundamental
US Small Company* Index Fund (formerly, Schwab Fundamental US Small-Mid Company Index Fund)

Schwab Fundamental
International* Large Company
Index Fund

Schwab Fundamental
International* Small Company Index Fund (formerly, Schwab Fundamental International Small-Mid Company Index Fund)

Schwab Fundamental
Emerging Markets* Large Company Index Fund (formerly, Schwab Fundamental Emerging Markets Index Fund)

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*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

This wrapper is not part of the shareholder report.

Schwab Fundamental Index* Funds

Annual Report
October 31, 2012

Schwab Fundamental
US Large Company* Index Fund

Schwab Fundamental
US Small Company* Index Fund (formerly, Schwab Fundamental US Small-Mid Company Index Fund)

Schwab Fundamental
International* Large Company
Index Fund

Schwab Fundamental
International* Small Company Index Fund (formerly, Schwab Fundamental International Small-Mid Company Index Fund)

Schwab Fundamental
Emerging Markets* Large Company Index Fund (formerly, Schwab Fundamental Emerging Markets Index Fund)

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

This page is intentionally left blank.

Schwab Fundamental Index Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for
the Report Period

Schwab Fundamental US Large Company* Index Fund (Ticker Symbol: SFLNX)	15.29%

Russell Fundamental U.S. Large Company Index[1]	16.19%

Performance Details	pages 6-7

Schwab Fundamental US Small Company* Index Fund (Ticker Symbol: SFSNX)	11.37%

Russell Fundamental U.S. Small Company Index[2]	12.54%

Performance Details	pages 8-9

Schwab Fundamental International* Large Company Index Fund[3] (Ticker Symbol: SFNNX)	2.24%

Russell Fundamental Developed ex-U.S. Large Company Index (Net)[4]	1.04%

Performance Details	pages 10-11

Schwab Fundamental International* Small Company Index Fund[3] (Ticker Symbol: SFILX)	3.13%

Russell Fundamental Developed ex-U.S. Small Company Index (Net)[5]	5.15%

Performance Details	pages 12-13

Schwab Fundamental Emerging Markets* Large Company Index Fund[3] (Ticker Symbol: SFENX)	1.18%

Russell Fundamental Emerging Markets Large Company Index (Net)[6]	3.67%

Performance Details	pages 14-15

Minimum Initial Investment[7]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Index ownership— each of the names identifying the Russell Fundamental Indexes is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Indexes. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI US 1000 Index to the Russell Fundamental U.S. Large Company Index. See Glossary for index definitions.
[2]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI US Mid Small 1500 Index to the Russell Fundamental U.S. Small Company Index. See Glossary for index definitions.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations, see financial note 2 for more information.
[4]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI Developed ex US 1000 Index to the Russell Fundamental Developed ex-U.S. Large Company Index (Net). See Glossary for index definitions.
[5]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI Developed ex US Mid Small 1500 Index to the Russell Fundamental Developed ex-U.S. Small Company Index (Net). See Glossary for index definitions.
[6]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI Emerging Index to the Russell Fundamental Emerging Markets Large Company Index (Net). See Glossary for index definitions.
[7]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Fundamental Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., (CSIM) I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Fundamental Index Funds. Fundamental Index strategies have enjoyed significant asset growth in recent years, as investors have embraced the value of alternatives to traditional index funds. While most equity indices are generally weighted by market capitalization, fundamental indices select and weight stocks by non-price factors such as dividends, cash flow and sales. By utilizing this methodology, the Schwab Fundamental Index Funds seek to offset certain risks of traditional cap-weighted index products, while offering the potential for higher returns.

For the 12 months ended October 31, 2012, the Schwab Fundamental Index Funds generated a range of positive returns amid challenging conditions overseas and a comparatively favorable environment in the U.S. For overseas equities, the euro zone’s sovereign debt crisis represented an ongoing challenge, as did decelerating economic growth. Stocks in developed international markets endured particularly sharp losses in May amid concerns regarding Greek elections and worries that the crisis might spread. Subsequently, meaningful progress by European leaders helped overseas equities turnaround, while major currencies finished mixed versus the U.S. dollar. Emerging market economies generally faced decelerating economic growth that tempered the returns of stocks in such markets, resulting in limited gains during the period.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

15.21%	S&P 500® Index: measures U.S. large-cap stocks

12.08%	Russell 2000® Index: measures U.S. small-cap stocks

5.15%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.25%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management’s views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index Funds 3

From the President continued

For the 12 months ended October 31, 2012, the Schwab Fundamental Index Funds generated a range of positive returns amid challenging conditions overseas and a comparatively favorable environment in the U.S.

Softening corporate earnings forecasts also somewhat weighed on international stocks, as did the depreciation of most “BRIC” currencies versus the U.S. dollar.

U.S. stocks were supported by the government’s ongoing efforts to speed up economic growth. The Federal Reserve announced new policies aimed at quickening the pace of economic expansion, and extended its forecast for keeping short-term interest rates at 0-0.25% from late 2014 to mid-2015. Large-cap stocks outperformed small-cap stocks, with both generating solid returns in spite of signs of slowing corporate profit growth.

The underperformance of overseas equities versus U.S. stocks is readily apparent when looking at several widely used performance gauges. In U.S. dollar terms, the MSCI EAFE Index returned 5.2%, the MSCI Emerging Markets Index returned 3.0%, and the S&P 500 Index returned 15.2%.

Thank you for investing in the Schwab Fundamental Index Funds. As announced in August, CSIM converted the indices for these products to the Russell Fundamental Index Series on October 19, 2012. In connection with this transition, CSIM agreed to temporarily waive each fund’s operating expense ratio for a certain period of time. We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Schwab Fundamental Index Funds, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Fundamental Index Funds

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Larry Mano, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds. Prior to joining CSIM in 1998, Mr. Mano was a vice president and principal in the Institutional Services Group at Wilshire Associates, Inc., where he directed the product development and client servicing of analytical tools to aid in the management of structured equity and indexed portfolios. He has over 20 years of experience in asset management.

Ron Toll, Portfolio Manager, is responsible for the day-to-day co-management of each of the funds. Mr. Toll has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1998. His previous roles include serving as a manager in Portfolio Operations, and as a manager in Portfolio Operations and Analytics.

Schwab Fundamental Index Funds 5

Schwab Fundamental US Large Company* Index Fund

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Large Company Index (the index), which measures the performance of the large company size segment by fundamental overall company scores. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 15.29% for the 12-month period ended October 31, 2012. On October 19, 2012, the fund transitioned from tracking the FTSE RAFI US 1000 Index, which returned 15.64% for the 12-month period, to the new index, which returned 16.19%. The Fundamental U.S. Large Company Spliced Index returned 15.70% for the same period. Because the return of an index does not include operational and transaction costs, the return of a fund tends to differ from that of its respective index.

Market Highlights. Large-cap U.S. stocks generated double-digit overall returns. The low-rate environment and governmental efforts aimed at increasing the pace of economic growth helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising nearly 20% of the fund. Financials stocks also performed well, returning almost 21%. One significant contributor in this sector was Bank of America Corporation, a diversified financial services company that provides banking, investing, asset management, and other services. The fund’s Bank of America Corporation holdings returned more than 37% for the 12 months.

The Consumer Discretionary sector, which represented an average weight of nearly 11% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned approximately 22%, reflecting the overall performance of companies that manufacture cars, create household goods, provide consumer services, or are involved in media or retailing activities. One significant contributor in this sector was Home Depot, Inc., a home improvement retailer. The fund’s Home Depot, Inc. holdings returned nearly 76% over the report period.

The Information Technology sector was the weakest contributor to the fund’s total return. The Information Technology sector represented an average weight of nearly 11% of the fund, and generated a return of approximately 2%. One significant detractor in this sector was Hewlett-Packard Company, an imaging and printing systems, computing systems, and information technology services provider. The fund’s holdings of Hewlett-Packard Company returned approximately -47%.

As of 10/31/12:

 Statistics

Number of Holdings	620
Weighted Average Market Cap ($ x 1,000,000)	$93,898
Price/Earnings Ratio (P/E)	16.5
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	32%

 Sector Weightings % of Investments

Energy	15.4%
Financials	14.8%
Consumer Discretionary	12.2%
Consumer Staples	11.4%
Information Technology	11.2%
Health Care	11.0%
Industrials	10.6%
Utilities	4.6%
Telecommunication Services	4.5%
Materials	3.5%
Other	0.8%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp.	5.6%
Chevron Corp.	2.6%
AT&T, Inc.	2.1%
Bank of America Corp.	1.9%
General Electric Co.	1.8%
Wal-Mart Stores, Inc.	1.7%
The Procter & Gamble Co.	1.6%
ConocoPhillips	1.6%
Microsoft Corp.	1.6%
Verizon Communications, Inc.	1.4%
Total	21.9%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Fundamental Index Funds

 Schwab Fundamental US Large Company Index Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental US Large Company* Index Fund (4/2/07)	15.29%	1.83%	2.96%
Russell Fundamental U.S. Large Company Index[4]	16.19%	n/a	n/a
Fundamental US Large Company Spliced Index[5]	15.70%	1.97%	3.07%
FTSE RAFI US 1000 Index®	15.64%	1.96%	3.06%

Fund Expense Ratios6: Net 0.35%; Gross 0.44%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership— “Russell Fundamental U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Indexes. FTSE is a trademark jointly owned by the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Institutional Shares.
[4]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI US 1000 Index to the Russell Fundamental U.S. Large Company Index. See Glossary for index definitions.
[5]	The Fundamental U.S. Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI US 1000 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Large Company Index from October 19, 2012 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 7

Schwab Fundamental US Small Company* Index Fund

The Schwab Fundamental US Small Company Index Fund (the fund, formerly the Schwab Fundamental US Small-Mid Company Index Fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Small Company Index (the index), which measures the performance of the small company size segment by fundamental overall company scores. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 11.37% for the 12-month period ended October 31, 2012. On October 19, 2012, the fund transitioned from tracking the FTSE RAFI US Mid Small 1500 Index, which returned 12.36% for the 12-month period, to the new index, which returned 12.54%. The Fundamental U.S. Small Company Spliced Index returned 11.47% for the same period. Because the return of an index does not include operational and transaction costs, the return of a fund tends to differ from that of its respective index.

Market Highlights. Small-cap U.S. stocks generated double-digit returns for the 12-months. The low-rate environment and governmental efforts aimed at increasing the pace of economic growth helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks representing more than 21% of the fund. Financials stocks also performed well, returning approximately 20%. One significant contributor in this sector was Ocwen Financial Corporation, a diversified financial services holding company. The fund’s Ocwen Financial Corporation holdings returned approximately 146% over the 12 months.

The Consumer Discretionary sector, which represented an average weight of nearly 18% of the fund, also provided a meaningful total return contribution. The fund’s Consumer Discretionary stocks returned more than 19%, reflecting the overall performance of companies that manufacture cars, create household goods, provide consumer services, or are involved in media or retailing activities. One significant contributor in this sector was The Ryland Group, Inc., a homebuilder and mortgage-related finance company. The fund’s holdings of The Ryland Group, Inc. returned more than 152% over the report period.

The Energy sector detracted the most from the fund’s total return. This sector represented an average weight of more than 5% of the fund, and returned roughly -15% amid limited U.S. economic activity. One significant detractor in this sector was Patriot Coal Corporation, a coal mining company. The fund’s Patriot Coal Corp. holdings returned approximately -95%.

As of 10/31/12:

 Statistics

Number of Holdings	907
Weighted Average Market Cap ($ x 1,000,000)	$2,745
Price/Earnings Ratio (P/E)	55.1
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	92%

 Sector Weightings % of Investments

Consumer Discretionary	20.1%
Financials	20.0%
Industrials	19.5%
Information Technology	11.9%
Health Care	6.8%
Materials	6.3%
Energy	6.2%
Utilities	3.8%
Consumer Staples	3.4%
Telecommunication Services	1.3%
Other	0.7%
Total	100.0%

 Top Equity Holdings % of Net Assets1

PulteGroup, Inc.	0.7%
Lennar Corp., Class A	0.5%
Exterran Holdings, Inc.	0.4%
The Ryland Group, Inc.	0.3%
The Shaw Group, Inc.	0.3%
KB Home	0.3%
CapitalSource, Inc.	0.3%
Toll Brothers, Inc.	0.3%
Snap-on, Inc.	0.3%
iStar Financial, Inc.	0.3%
Total	3.7%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Fundamental Index Funds

 Schwab Fundamental US Small Company Index Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental US Small Company* Index Fund (4/2/07)	11.37%	3.32%	3.62%
Russell Fundamental U.S. Small Company Index[4]	12.54%	n/a	n/a
Fundamental US Small Company Spliced Index[5]	11.47%	3.90%	4.23%
FTSE RAFI US Mid Small 1500 Index®	12.36%	4.06%	4.38%

Fund Expense Ratios6: Net 0.35%; Gross 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership— “Russell Fundamental U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Indexes. FTSE is a trademark jointly owned by the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Institutional Shares.
[4]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI US Mid Small 1500 Index to the Russell Fundamental U.S. Small Company Index. See Glossary for index definitions.
[5]	The Fundamental U.S. Small Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI US Mid Small 1500 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Small Company Index from October 19, 2012 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 9

Schwab Fundamental International* Large Company Index Fund

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 2.24% in U.S. dollar terms for the 12-month period ended October 31, 2012. On October 19, 2012, the fund transitioned from tracking the FTSE RAFI Developed ex US 1000 Index, which returned 1.64% for the 12-month period, to the new index, which returned 1.04%. The Fundamental Developed ex-U.S. Large Company Spliced Index returned 1.35% for the same period. Because the return of an index does not include operational and transaction costs, the return of a fund tends to differ from that of its respective index. In addition, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed positively to the fund’s relative performance.**

Market Highlights. The euro zone’s sovereign debt crisis and decelerating economic growth represented challenges for large-cap international stocks. However, meaningful eventual progress by European leaders toward resolving the crisis helped international stocks, while major currencies finished mixed versus the U.S. dollar.

Contributors and Detractors. U.K. stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of more than 20%. U.K. investments benefitted from being alternatives to the crisis-plagued euro zone, and returned almost 10% for the fund in U.S. dollar terms. HSBC Holdings plc—an international banking and financial services company—was a significant contributor in this market, with the fund’s holdings returning more than 18%.

The fund’s Japanese stocks returned approximately -7% in U.S. dollar terms, the biggest detractors from a country standpoint. Japanese stocks represented an average weight of more than 17% of the fund, and were negatively affected by slowing private consumption in Japan, as well as the country’s dwindling economic growth. Sony Corporation—a consumer electrics manufacturer—was a significant detractor in this market’s performance, with the fund’s holdings returning approximately -44%.

As of 10/31/12:

 Statistics

Number of Holdings	801
Weighted Average Market Cap ($ x 1,000,000)	$47,197
Price/Earnings Ratio (P/E)	241.4
Price/Book Ratio (P/B)	0.7
Portfolio Turnover Rate	61%

 Sector Weightings % of Investments

Financials	21.2%
Energy	13.6%
Industrials	11.8%
Consumer Discretionary	10.1%
Materials	9.2%
Consumer Staples	8.8%
Telecommunication Services	7.9%
Health Care	6.3%
Utilities	5.7%
Information Technology	4.1%
Other	1.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

BP plc	2.8%
Total S.A.	1.9%
Royal Dutch Shell plc, Class A	1.8%
HSBC Holdings plc	1.5%
ING Groep N.V. CVA	1.5%
Royal Dutch Shell plc, B Shares	1.4%
Vodafone Group plc	1.4%
iShares MSCI EAFE Index Fund	1.2%
Nestle S.A. – Reg’d	1.1%
Banco Santander S.A.	1.1%
Total	15.7%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

**Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Fundamental Index Funds

 Schwab Fundamental International Large Company Index Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental International* Large Company Index Fund (4/2/07)	2.24%	-6.02%	-3.16%
Russell Fundamental Developed ex-U.S. Large Company Index (Net)[4]	1.04%	n/a	n/a
Fundamental Developed ex-US Large Company Spliced Index[5]	1.35%	-5.21%	-2.20%
FTSE RAFI Developed ex US 1000 Index®	1.64%	-5.16%	-2.15%

Fund Expense Ratios6: Net 0.35%; Gross 0.57%

 Country Weightings % of Equity Investments

United Kingdom	20.0%
Japan	17.7%
France	11.0%
Germany	9.4%
Canada	6.3%
Netherlands	6.2%
Switzerland	5.4%
Australia	4.7%
Italy	4.0%
Spain	3.9%
Other Countries	11.4%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership— “Russell Fundamental Developed ex-U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Indexes. FTSE is a trademark jointly owned by the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Institutional Shares.
[4]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI Developed ex US 1000 Index to the Russell Fundamental Developed ex-U.S. Large Company Index (Net). See Glossary for index definitions.
[5]	The Fundamental Developed ex-U.S. Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI Developed ex US 1000 Index (Net) from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-U.S. Large Company Index (Net) from October 19, 2012 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 11

Schwab Fundamental International* Small Company Index Fund

The Schwab Fundamental International Small Company Index Fund (the fund, formerly Schwab Fundamental International Small-Mid Company Index Fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Small Company Index (Net) (the index), which measures the performance of the small company size segment by fundamental overall company scores. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 3.13% in U.S. dollar terms for the 12 months ended October 31, 2012. On October 19, 2012, the fund transitioned from tracking the FTSE RAFI Developed ex US Mid Small 1500 Index, which returned 2.49% for the 12-month period, to the new index, which returned 5.15%. The Fundamental Developed ex-U.S. Small Company Spliced Index returned 2.27% for the same period. Because the return of an index does not include operational and transaction costs, the return of a fund tends to differ from that of its respective index. In addition, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed positively to the fund’s relative performance.**

Market Highlights. The euro zone’s sovereign debt crisis and decelerating economic growth represented challenges for small-cap international stocks. However, meaningful eventual progress by European leaders toward resolving the crisis helped international stocks, while major currencies finished mixed versus the U.S. dollar.

Contributors and Detractors. U.K. stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 9%. U.K. investments benefitted from being alternatives to the crisis-plagued euro zone, and returned more than 22% for the fund in U.S. dollar terms. Ashtead Group plc—an investment holding and management company—was a significant contributor in this market, with the fund’s holdings returning more than 143%.

The fund’s South Korean stocks returned approximately -9% in U.S. dollar terms, the biggest detractors from a country standpoint. South Korean stocks represented an average weight of almost 7% of the fund, and were negatively affected by the country’s slowing exports and tempered economic growth. Daewoo Songdo Development Company Ltd.—a construction company—was a significant detractor in this market, with the fund’s holdings returning approximately -99%.

As of 10/31/12:

 Statistics

Number of Holdings	1276
Weighted Average Market Cap ($ x 1,000,000)	$3,102
Price/Earnings Ratio (P/E)	-104.4
Price/Book Ratio (P/B)	1.0
Portfolio Turnover Rate	89%

 Sector Weightings % of Investments

Industrials	23.9%
Consumer Discretionary	18.6%
Financials	18.0%
Materials	9.9%
Information Technology	8.4%
Consumer Staples	7.4%
Health Care	4.5%
Energy	4.3%
Utilities	2.0%
Telecommunication Services	1.3%
Other	1.7%
Total	100.0%

 Top Equity Holdings % of Net Assets1

iShares MSCI EAFE Small Cap Index Fund	1.5%
Sun Hung Kai Properties Ltd.	0.3%
Pembina Pipeline Corp.	0.3%
Eurobank Ergasias S.A.	0.2%
Debenhams plc	0.2%
Bellway plc	0.2%
Mitchells & Butlers plc	0.2%
Petroleum Geo-Services A.S.A.	0.2%
AtoS	0.2%
Amadeus IT Holding S.A., A Shares	0.2%
Total	3.5%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

**Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Fundamental Index Funds

 Schwab Fundamental International Small Company Index Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 31, 2008 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Fundamental International* Small Company Index Fund (1/31/08)	3.13%	5.02%	1.81%
Russell Fundamental Developed ex-U.S. Small Company Index (Net)[4]	5.15%	n/a	n/a
Fundamental Developed ex-US Small Company Spliced Index[5]	2.27%	5.28%	3.58%
FTSE RAFI Developed ex US Mid Small 1500 Index®	2.49%	5.36%	3.62%

Fund Expense Ratios6: Net 0.55%; Gross 0.99%

 Country Weightings % of Equity Investments

Japan	34.4%
United Kingdom	14.0%
Canada	8.6%
France	5.1%
Australia	4.6%
Germany	3.6%
Hong Kong	3.5%
Switzerland	2.8%
Italy	2.7%
Other Countries	20.7%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership— “Russell Fundamental Developed ex-U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Indexes. FTSE is a trademark jointly owned by the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Institutional Shares.
[4]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI Developed ex US Mid Small 1500 Index to the Russell Fundamental Developed ex-US Small Company Index (Net). See Glossary for index definitions.
[5]	The Fundamental Developed ex-US Small Co. Spliced Index is an internally calculated index, comprised of the FTSE RAFI Developed ex US Mid Small 1500 Index (Net) from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-U.S. Small Company Index (Net) from October 19, 2012 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 13

Schwab Fundamental Emerging Markets* Large Company Index Fund

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund, formerly the Schwab Fundamental Emerging Markets Index Fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Emerging Markets Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores. To pursue its investment objective, the fund uses a replication investment approach (where possible), seeking a tight allocation across countries, regions, sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 1.18% in U.S. dollar terms for the 12 months ended October 31, 2012. On October 19, 2012, the fund transitioned from tracking the FTSE RAFI Emerging Index, which returned 1.84% the 12-month period, to the new index, which returned 3.67%. The Fundamental Emerging Markets Large Company Spliced Index returned 1.95% for the same period. Because the return of an index does not include operational and transaction costs, the return of a fund tends to differ from that of its respective index. In addition, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed positively to the fund’s relative performance.**

Market Highlights. Emerging market stocks generated narrowly positive returns overall in U.S. dollar terms, as global economic growth remained soft and the euro zone’s sovereign debt crisis continued. Emerging market currencies finished mixed but generally lower versus the U.S. dollar, weighing on emerging market stock returns for U.S. investors.

Contributors and Detractors. Mexican stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of almost 4%. Mexican investments benefitted amid rising export activity, particularly to the U.S., and returned almost 28% for the fund in U.S. dollar terms. Cemex SAB de CV—a building products company—was a significant contributor in this market, with the fund’s holdings returning more than 84%.

The fund’s Brazilian stocks returned approximately -15% in U.S. dollar terms, the biggest detractors from a country standpoint. Brazilian stocks represented an average weight of approximately 18% of the fund, and were negatively affected by the greater than 15% depreciation of the Brazilian real versus the U.S. dollar, which reduced returns for investors in U.S. dollar terms. Petroleo Brasileiro S.A.—an oil and natural gas explorer and producer—shares were significant detractors in this market, with the fund’s holdings returning approximately -16% to -20%.

As of 10/31/12:

 Statistics

Number of Holdings	247
Weighted Average Market Cap ($ x 1,000,000)	$41,764
Price/Earnings Ratio (P/E)	15.2
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	86%

 Sector Weightings % of Investments

Energy	25.5%
Financials	15.9%
Information Technology	15.5%
Materials	12.8%
Telecommunication Services	11.1%
Industrials	5.7%
Consumer Discretionary	5.1%
Utilities	3.3%
Consumer Staples	2.5%
Other	2.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

LUKOIL ADR	4.9%
Samsung Electronics Co., Ltd.	4.4%
Gazprom ADR	3.8%
iShares MSCI Emerging Markets Index Fund	2.6%
Surgutneftegaz ADR	2.0%
China Mobile Ltd.	1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.9%
Petroleo Brasileiro S.A.	1.8%
Petroleo Brasileiro S.A. – Petrobras	1.6%
POSCO	1.5%
Total	26.4%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

**Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.

[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Fundamental Index Funds

 Schwab Fundamental Emerging Markets Large Company Index Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 31, 2008 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Fundamental Emerging Markets* Large Company Index Fund (1/31/08)	1.18%	3.29%	0.19%
Russell Fundamental Emerging Markets Large Company Index (Net)[4]	3.67%	n/a	n/a
Fundamental Emerging Markets Large Company Spliced Index[5]	1.95%	4.72%	2.30%
FTSE RAFI Emerging Index®	1.84%	4.67%	2.28%

Fund Expense Ratios6: Net 0.60%; Gross 0.91%

 Country Weightings % of Equity Investments

Republic of Korea	21.9%
Russia	15.1%
Taiwan	13.1%
Brazil	11.9%
China	11.0%
South Africa	6.9%
Mexico	4.2%
India	2.9%
United States	2.6%
Other Countries	10.4%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership— “Russell Fundamental Emerging Markets Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Indexes. FTSE is a trademark jointly owned by the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell, FTSE or RA, and Russell, FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Institutional Shares.
[4]	Effective October 19, 2012, the fund’s benchmark was changed from the FTSE RAFI Emerging Index to the Russell Fundamental Emerging Markets Large Company Index (Net). See Glossary for index definitions.
[5]	The Fundamental Emerging Large Company Spliced Index is an internally calculated index, comprised of the FTSE RAFI Emerging Index (Net) from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Emerging Markets Large Company Index (Net) from October 19, 2012 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2012 and held through October 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/12	at 10/31/12	5/1/12–10/31/12

Schwab Fundamental US Large Company Index Fund
Actual Return	0.29%	$1,000	$1,037.60	$1.49
Hypothetical 5% Return	0.29%	$1,000	$1,023.68	$1.48

Schwab Fundamental US Small Company Index Fund
Actual Return	0.29%	$1,000	$1,001.90	$1.46
Hypothetical 5% Return	0.29%	$1,000	$1,023.68	$1.48

Schwab Fundamental International Large Company Index Fund
Actual Return	0.28%	$1,000	$1,018.50	$1.42
Hypothetical 5% Return	0.28%	$1,000	$1,023.73	$1.42

Schwab Fundamental International Small Company Index Fund
Actual Return	0.55%	$1,000	$990.20	$2.75
Hypothetical 5% Return	0.55%	$1,000	$1,022.37	$2.80

Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.51%	$1,000	$971.50	$2.53
Hypothetical 5% Return	0.51%	$1,000	$1,022.57	$2.59

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

16 Schwab Fundamental Index Funds

Schwab Fundamental US Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/11–		11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12		10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.51		9.05	7.63	6.47	10.75

Income (loss) from investment operations:
Net investment income (loss)	0.21		0.18	0.14	0.10	0.20
Net realized and unrealized gains (losses)	1.22		0.43	1.37	1.26	(4.38)

Total from investment operations	1.43		0.61	1.51	1.36	(4.18)
Less distributions:
Distributions from net investment income	(0.18)		(0.15)	(0.09)	(0.20)	(0.09)
Distributions from net realized gains	—		—	—	—	(0.01)

Total distributions	(0.18)		(0.15)	(0.09)	(0.20)	(0.10)

Net asset value at end of period	10.76		9.51	9.05	7.63	6.47

Total return (%)	15.29		6.74	19.95	22.04	(39.22)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32	[2]	0.35	0.35	0.35	0.35
Gross operating expenses	0.44		0.44	0.45	0.53	0.52
Net investment income (loss)	2.13		2.06	1.77	1.88	2.19
Portfolio turnover rate	32	[3]	11	27	28	26
Net assets, end of period ($ x 1,000,000)	1,960		1,490	1,019	663	277

1 Effective October 27, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included. See financial note 12.
3 Portfolio turnover would have been 12%, if rebalancing trades had not been included due to a change in the fund’s index. See financial note 12.

See financial notes 17

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.1%		Common Stock	1,667,032,894	1,940,572,294
0.7%		Other Investment Company	14,493,390	14,493,390
0.1%		Short-Term Investment	1,838,750	1,838,750

99.9%		Total Investments	1,683,365,034	1,956,904,434
0.9%		Collateral Invested for Securities on Loan	17,726,150	17,726,150
(0	.8)%	Other Assets and Liabilities, Net		(14,833,460)

100.0%		Net Assets		1,959,797,124

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.1% of net assets

Automobiles & Components 0.7%
Other Securities		0.7	14,771,860

Banks 2.5%
Wells Fargo & Co.	529,425	0.9	17,836,328
Other Securities		1.6	30,867,993

		2.5	48,704,321

Capital Goods 8.0%
3M Co.	90,775	0.4	7,951,890
General Electric Co.	1,654,725	1.8	34,848,508
United Technologies Corp.	138,915	0.6	10,857,596
Other Securities		5.2	104,062,682

		8.0	157,720,676

Commercial & Professional Supplies 0.9%
Other Securities		0.9	17,565,662

Consumer Durables & Apparel 1.1%
Other Securities		1.1	21,066,773

Consumer Services 1.4%
McDonald’s Corp.	111,480	0.5	9,676,464
Other Securities		0.9	17,053,498

		1.4	26,729,962

Diversified Financials 7.1%
Bank of America Corp.	4,033,960	1.9	37,596,507
Citigroup, Inc.	676,633	1.3	25,299,308
JPMorgan Chase & Co.	623,742	1.3	25,997,567
The Charles Schwab Corp. (a)	145,215	0.1	1,972,020
The Goldman Sachs Group, Inc.	77,411	0.5	9,474,332
Other Securities		2.0	37,984,559

		7.1	138,324,293

Energy 15.3%
Chevron Corp.	459,305	2.6	50,620,004
ConocoPhillips	546,510	1.6	31,615,603
Exxon Mobil Corp.	1,204,984	5.6	109,858,391
Marathon Oil Corp.	348,390	0.5	10,472,603
Occidental Petroleum Corp.	97,170	0.4	7,672,543
Phillips 66	184,555	0.4	8,703,614
Valero Energy Corp.	480,125	0.7	13,971,638
Other Securities		3.5	67,752,828

		15.3	300,667,224

Food & Staples Retailing 4.2%
Costco Wholesale Corp.	90,815	0.5	8,938,920
CVS Caremark Corp.	298,735	0.7	13,861,304
Wal-Mart Stores, Inc.	432,325	1.7	32,433,022
Walgreen Co.	266,370	0.5	9,384,215
Other Securities		0.8	17,986,636

		4.2	82,604,097

Food, Beverage & Tobacco 4.9%
Altria Group, Inc.	383,480	0.6	12,194,664
PepsiCo, Inc.	185,808	0.7	12,865,346
Philip Morris International, Inc.	140,820	0.6	12,471,019
The Coca-Cola Co.	297,430	0.6	11,058,447
Other Securities		2.4	48,254,199

		4.9	96,843,675

Health Care Equipment & Services 5.0%
UnitedHealth Group, Inc.	239,275	0.7	13,399,400
WellPoint, Inc.	189,370	0.6	11,604,593
Other Securities		3.7	73,554,166

		5.0	98,558,159

Household & Personal Products 2.3%
The Procter & Gamble Co.	456,695	1.6	31,621,562
Other Securities		0.7	13,171,923

		2.3	44,793,485

Insurance 4.3%
Berkshire Hathaway, Inc., Class B *	153,411	0.7	13,247,040
The Travelers Cos., Inc.	152,695	0.6	10,832,183

18 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		3.0	59,631,314

		4.3	83,710,537

Materials 3.4%
Other Securities		3.4	67,732,419

Media 4.3%
Comcast Corp., Class A	289,840	0.6	10,871,899
The Walt Disney Co.	280,950	0.7	13,786,217
Time Warner, Inc.	400,988	0.9	17,422,929
Other Securities		2.1	42,594,335

		4.3	84,675,380

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
Abbott Laboratories	140,190	0.5	9,185,249
Amgen, Inc.	120,155	0.5	10,398,814
Johnson & Johnson	374,095	1.4	26,493,408
Merck & Co., Inc.	290,757	0.7	13,267,242
Pfizer, Inc.	1,075,399	1.4	26,745,173
Other Securities		1.5	30,749,544

		6.0	116,839,430

Real Estate 1.0%
Other Securities		1.0	19,188,310

Retailing 4.7%
Lowe’s Cos., Inc.	346,355	0.6	11,214,975
Target Corp.	166,595	0.5	10,620,431
The Home Depot, Inc.	255,696	0.8	15,694,620
Other Securities		2.8	54,266,026

		4.7	91,796,052

Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	778,410	0.9	16,833,116
Other Securities		1.1	23,087,238

		2.0	39,920,354

Software & Services 5.6%
International Business Machines Corp.	127,195	1.3	24,743,243
Microsoft Corp.	1,079,315	1.6	30,798,254
Other Securities		2.7	53,394,449

		5.6	108,935,946

Technology Hardware & Equipment 3.6%
Apple, Inc.	13,874	0.4	8,256,418
Cisco Systems, Inc.	778,365	0.7	13,341,176
Hewlett-Packard Co.	965,575	0.7	13,373,214
Other Securities		1.8	34,831,031

		3.6	69,801,839

Telecommunication Services 4.5%
AT&T, Inc.	1,168,185	2.1	40,407,519
Sprint Nextel Corp. *	2,211,100	0.6	12,249,494
Verizon Communications, Inc.	630,930	1.4	28,164,715
Other Securities		0.4	6,707,855

		4.5	87,529,583

Transportation 1.7%
Other Securities		1.7	32,677,868

Utilities 4.6%
Other Securities		4.6	89,414,389

Total Common Stock
(Cost $1,667,032,894)			1,940,572,294

Other Investment Company 0.7% of net assets

Money Market Funds 0.7%
State Street Institutional U.S. Government Money Market Fund	14,493,390	0.7	14,493,390

Total Other Investment Company
(Cost $14,493,390)			14,493,390

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	1,838,750

Total Short-Term Investment
(Cost $1,838,750)			1,838,750

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.9% of net assets

State Street Institutional U.S. Government Money Market Fund	17,726,150	0.9	17,726,150

Total Collateral Invested for Securities on Loan
(Cost $17,726,150)			17,726,150

End of Collateral Invested for Securities on Loan.

At 10/31/12 the tax basis cost of the fund’s investments was $1,706,889,516 and the unrealized appreciation and depreciation were $299,509,514 and ($49,494,596), respectively, with a net unrealized appreciation of $250,014,918.

See financial notes 19

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

REIT —	Real Estate Investment Trust.

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	200	14,068,000	(381,675)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,848,776,242	$—	$—	$1,848,776,242
Retailing	91,625,192	—	170,860	91,796,052
Other Investment Company[1]	14,493,390	—	—	14,493,390
Short-Term Investments[1]	—	1,838,750	—	1,838,750

Total	$1,954,894,824	$1,838,750	$170,860	$1,956,904,434

Other Financial Instruments
Collateral Invested for Securities on Loan	$17,726,150	$—	$—	$17,726,150

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($381,675)	$—	$—	($381,675)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$9,216	($260,695)	$272,058	$160,223	($9,942)	$—	$—	$170,860

Total	$9,216	($260,695)	$272,058	$160,223	($9,942)	$—	$—	$170,860

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $10,637.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

20 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated issuers, at value (cost $2,349,218)		$1,972,020
Investments in unaffiliated issuers, at value (cost $1,681,015,816) including securities on loan of $17,446,528	+	1,954,932,414

Total investments, at value (cost $1,683,365,034)		1,956,904,434
Collateral invested for securities on loan		17,726,150
Receivables:
Fund shares sold		4,349,516
Dividends		2,662,303
Due from investment adviser		83,667
Income from securities on loan		60,052
Foreign tax reclaims		3,924
Interest		1,178
Prepaid expenses	+	31,878

Total assets		1,981,823,102

Liabilities

Collateral held for securities on loan		17,726,150
Payables:
Investments bought		160,223
Shareholder service fees		106,497
Fund shares redeemed		3,506,294
Due to brokers for futures		8,000
Accrued expenses	+	518,814

Total liabilities		22,025,978

Net Assets

Total assets		1,981,823,102
Total liabilities	−	22,025,978

Net assets		$1,959,797,124

Net Assets by Source
Capital received from investors		1,744,814,199
Net investment income not yet distributed		29,130,846
Net realized capital losses		(87,305,646)
Net unrealized capital gains		273,157,725

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,959,797,124		182,061,155		$10.76

See financial notes 21

 Schwab Fundamental US Large Company Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated issuer		$28,786
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $41,744)		42,513,150
Interest		5,800
Securities on loan	+	776,775

Total investment income		43,324,511

Expenses

Investment adviser and administrator fees		4,290,759
Shareholder service fees		1,497,105
Index fee		1,061,840
Transfer agent fees		616,719
Registration fees		88,490
Portfolio accounting fees		83,024
Custodian fees		63,263
Shareholder reports		60,231
Professional fees		53,294
Trustees’ fees		16,555
Interest expense		504
State filing fee reimbursement (Note 4)		(4,078)
Other expenses	+	38,295

Total expenses		7,866,001
Expense reduction by CSIM and its affiliates[1]	−	2,262,634
Custody credits	−	36

Net expenses	−	5,603,331

Net investment income		37,721,180

Realized and Unrealized Gains (Losses)

Net realized losses on affiliated issuer		(25,779)
Net realized gains on unaffiliated investments		36,046,952
Net realized gains on futures contracts	+	2,483,553

Net realized gains		38,504,726
Net unrealized gains on affiliated issuer		73,801
Net unrealized gains on unaffiliated investments		171,403,464
Net unrealized losses on futures contracts	+	(791,515)

Net unrealized gains	+	170,685,750

Net realized and unrealized gains		209,190,476

Increase in net assets resulting from operations		$246,911,656

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $4,078. See financial note 4 for additional information.

22 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$37,721,180	$26,024,188
Net realized gains		38,504,726	2,673,938
Net unrealized gains	+	170,685,750	33,110,169

Increase in net assets from operations		246,911,656	61,808,295

Distributions to Shareholders

Distributions from net investment income		($28,518,465)	($16,798,869)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		67,538,254	$676,863,199	67,864,083	$655,800,808
Shares reinvested		1,765,688	16,261,985	795,894	7,465,485
Shares redeemed	+	(43,856,574)	(441,499,603)	(24,620,341)	(237,836,004)

Net transactions in fund shares		25,447,368	$251,625,581	44,039,636	$425,430,289

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		156,613,787	$1,489,778,352	112,574,151	$1,019,338,637
Total increase	+	25,447,368	470,018,772	44,039,636	470,439,715

End of period		182,061,155	$1,959,797,124	156,613,787	$1,489,778,352

Net investment income not yet distributed			$29,130,846		$21,991,329

See financial notes 23

Schwab Fundamental US Small Company Index Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.11	10.10	7.88	6.30	10.36

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.11	0.09	0.06	0.05
Net realized and unrealized gains (losses)	0.88	0.47	2.19	1.59	(4.04)

Total from investment operations	1.03	0.58	2.28	1.65	(3.99)
Less distributions:
Distributions from net investment income	(0.12)	(0.10)	(0.06)	(0.07)	(0.06)
Distributions from net realized gains	(0.71)	(0.47)	—	—	(0.01)

Total distributions	(0.83)	(0.57)	(0.06)	(0.07)	(0.07)

Net asset value at end of period	10.31	10.11	10.10	7.88	6.30

Total return (%)	11.37	5.55	29.07	26.68	(38.73)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32 [2]	0.35	0.35	0.35	0.35
Gross operating expenses	0.50	0.50	0.53	0.60	0.71
Net investment income (loss)	1.46	1.18	1.03	1.00	1.44
Portfolio turnover rate	92 [3]	35	41	29	37
Net assets, end of period ($ x 1,000,000)	619	563	412	298	131

1 Effective October 27, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included. See financial note 12.
3 Portfolio turnover would have been 29%, if rebalancing trades had not been included due to a change in the fund’s index. See financial note 12.

24 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.3%		Common Stock	570,965,988	615,071,735
0.0%		Warrants	—	46
0.6%		Other Investment Company	3,574,136	3,574,136
0.1%		Short-Term Investment	461,944	461,944

100.0%		Total Investments	575,002,068	619,107,861
3.6%		Collateral Invested for Securities on Loan	22,200,866	22,200,866
(3	.6)%	Other Assets and Liabilities, Net		(22,364,293)

100.0%		Net Assets		618,944,434

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.3% of net assets

Automobiles & Components 1.3%
Thor Industries, Inc.	44,500	0.3	1,692,335
Other Securities		1.0	6,603,878

		1.3	8,296,213

Banks 4.5%
CapitalSource, Inc.	238,500	0.3	1,886,535
First Horizon National Corp.	159,700	0.2	1,486,807
Other Securities		4.0	24,379,891

		4.5	27,753,233

Capital Goods 12.1%
AMETEK, Inc.	41,700	0.2	1,482,435
Carlisle Cos., Inc.	30,900	0.3	1,716,495
Granite Construction, Inc.	47,100	0.2	1,422,891
Lincoln Electric Holdings, Inc.	32,200	0.2	1,396,514
Snap-on, Inc.	24,300	0.3	1,879,119
The Shaw Group, Inc. *	45,800	0.3	2,005,582
The Toro Co.	37,520	0.3	1,584,094
USG Corp. (b)*	60,200	0.3	1,607,942
Other Securities		10.0	61,979,532

		12.1	75,074,604

Commercial & Professional Supplies 4.1%
Other Securities		4.1	25,692,766

Consumer Durables & Apparel 5.8%
KB Home (b)	122,600	0.3	1,959,148
Lennar Corp., Class A	79,000	0.5	2,960,130
Polaris Industries, Inc.	16,900	0.2	1,428,050
PulteGroup, Inc. *	247,600	0.7	4,293,384
PVH Corp.	13,300	0.2	1,462,867
The Ryland Group, Inc.	63,400	0.3	2,147,358
The Warnaco Group, Inc. *	20,400	0.2	1,439,832
Toll Brothers, Inc. *	57,100	0.3	1,884,871
Other Securities		3.1	18,466,530

		5.8	36,042,170

Consumer Services 4.6%
Cracker Barrel Old Country Store, Inc.	24,920	0.3	1,586,158
Domino’s Pizza, Inc.	36,000	0.2	1,462,320
Other Securities		4.1	25,637,841

		4.6	28,686,319

Diversified Financials 2.6%
Eaton Vance Corp.	53,500	0.2	1,505,490
SEI Investments Co.	64,900	0.2	1,420,012
Other Securities		2.2	12,876,638

		2.6	15,802,140

Energy 6.2%
EQT Corp.	26,500	0.3	1,606,695
Exterran Holdings, Inc. *	114,300	0.4	2,283,714
Other Securities		5.5	34,436,098

		6.2	38,326,507

Food & Staples Retailing 1.2%
Other Securities		1.2	7,497,415

Food, Beverage & Tobacco 1.8%
Other Securities		1.8	11,071,109

Health Care Equipment & Services 5.0%
Magellan Health Services, Inc. *	29,000	0.2	1,454,350
Other Securities		4.8	29,661,012

		5.0	31,115,362

Household & Personal Products 0.4%
Other Securities		0.4	2,539,222

Insurance 4.5%
Allied World Assurance Co. Holdings AG	21,100	0.3	1,694,330
CNO Financial Group, Inc.	167,100	0.3	1,600,818
HCC Insurance Holdings, Inc.	46,900	0.3	1,671,516
Old Republic International Corp.	159,000	0.3	1,570,920

See financial notes 25

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		3.3	21,220,511

		4.5	27,758,095

Materials 6.3%
Crown Holdings, Inc. *	40,600	0.3	1,552,950
Cytec Industries, Inc.	25,100	0.3	1,727,382
Other Securities		5.7	35,570,130

		6.3	38,850,462

Media 2.3%
Liberty Media Corp. - Liberty Capital, Class A *	13,600	0.2	1,518,712
Other Securities		2.1	12,687,118

		2.3	14,205,830

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Covance, Inc. *	28,900	0.2	1,407,719
PerkinElmer, Inc.	55,500	0.3	1,716,615
Other Securities		1.2	7,647,284

		1.7	10,771,618

Real Estate 8.5%
General Growth Properties, Inc.	85,200	0.3	1,675,032
iStar Financial, Inc. *	211,400	0.3	1,845,522
Piedmont Office Realty Trust, Inc., Class A	79,000	0.2	1,406,200
Other Securities		7.7	47,586,006

		8.5	52,512,760

Retailing 6.1%
ANN, Inc. *	48,500	0.3	1,705,260
AutoNation, Inc. (b)*	36,300	0.3	1,611,720
Chico’s FAS, Inc.	86,600	0.3	1,610,760
Group 1 Automotive, Inc.	27,500	0.3	1,705,275
OfficeMax, Inc.	236,100	0.3	1,735,335
Saks, Inc. (b)*	141,800	0.2	1,457,704
Other Securities		4.4	27,632,818

		6.1	37,458,872

Semiconductors & Semiconductor Equipment 2.8%
Other Securities		2.8	17,582,023

Software & Services 4.9%
Other Securities		4.9	30,132,295

Technology Hardware & Equipment 4.2%
NCR Corp. *	79,000	0.3	1,681,120
Other Securities		3.9	24,462,524

		4.2	26,143,644

Telecommunication Services 1.3%
MetroPCS Communications, Inc. *	138,600	0.2	1,415,106
Other Securities		1.1	6,338,703

		1.3	7,753,809

Transportation 3.3%
Con-way, Inc.	48,600	0.2	1,414,746
SkyWest, Inc.	140,800	0.2	1,541,760
Other Securities		2.9	17,250,714

		3.3	20,207,220

Utilities 3.8%
Vectren Corp.	51,300	0.2	1,516,941
Other Securities		3.6	22,281,106

		3.8	23,798,047

Total Common Stock
(Cost $570,965,988)			615,071,735

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	46

Total Warrants
(Cost $—)			46

Other Investment Company 0.6% of net assets

Money Market Fund 0.6%
State Street Institutional U.S. Government Money Market Fund	3,574,136	0.6	3,574,136

Total Other Investment Company
(Cost $3,574,136)			3,574,136

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	461,944

Total Short-Term Investment
(Cost $461,944)			461,944

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 3.6% of net assets

State Street Institutional U.S. Government Money Market Fund	22,200,866	3.6	22,200,866

Total Collateral Invested for Securities on Loan
(Cost $22,200,866)			22,200,866

End of Collateral Invested for Securities on Loan.

26 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

At 10/31/12 the tax basis cost of the fund’s investments was $577,427,922 and the unrealized appreciation and depreciation were $70,863,797 and ($29,183,858), respectively, with a net unrealized appreciation of $41,679,939.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	All or a portion of this security is on loan.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	Illiquid security. At the period end, the value of these amounted to $441,245 or 0.1% of net assets.
(e)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust.

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/21/12	40	3,265,200	(74,586)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$539,997,131	$—	$—	$539,997,131
Capital Goods	74,633,405	—	441,199	75,074,604
Warrants	46	—	—	46
Other Investment Company[1]	3,574,136	—	—	3,574,136
Short-Term Investments[1]	—	461,944	—	461,944

Total	$618,204,718	$461,944	$441,199	$619,107,861

Other Financial Instruments
Collateral Invested for Securities on Loan	$22,200,866	$—	$—	$22,200,866

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($74,586)	$—	$—	($74,586)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$40,139	($593,218)	$793,935	$215,508	($15,165)	$—	$—	$441,199
Rights	6,053	217	(6,053)	—	(217)	—	—	—

Total	$46,192	($593,001)	$787,882	$215,508	($15,382)	$—	$—	$441,199

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $225,691.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 27

 Schwab Fundamental US Small Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $575,002,068) including securities on loan of $22,451,989		$619,107,861
Foreign currency, at value (cost $34)		30
Collateral invested for securities on loan		22,200,866
Receivables:
Fund shares sold		479,953
Dividends		317,745
Income from securities on loan		74,653
Due from broker for futures		17,600
Interest		94
Prepaid expenses	+	12,187

Total assets		642,210,989

Liabilities

Collateral held for securities on loan		22,200,866
Payables:
Investment adviser and administrator fees		25,403
Fund shares redeemed		863,019
Accrued expenses	+	177,267

Total liabilities		23,266,555

Net Assets

Total assets		642,210,989
Total liabilities	−	23,266,555

Net assets		$618,944,434

Net Assets by Source
Capital received from investors		518,976,798
Net investment income not yet distributed		7,645,395
Net realized capital gains		48,291,034
Net unrealized capital gains		44,031,207

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$618,944,434		60,008,861		$10.31

28 See financial notes

 Schwab Fundamental US Small Company Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $4,142)		$9,213,350
Interest		3,909
Securities on loan	+	1,531,820

Total investment income		10,749,079

Expenses

Investment adviser and administrator fees		1,728,635
Shareholder service fees		514,693
Index fee		363,886
Transfer agent fees		110,806
Portfolio accounting fees		64,633
Registration fees		52,577
Shareholder reports		49,424
Professional fees		46,488
Custodian fees		45,719
Trustees’ fees		9,697
Interest expense		369
State filing fee reimbursement (Note 4)		(4,131)
Other expenses	+	15,693

Total expenses		2,998,489
Expense reduction by CSIM and its affiliates[1]	−	1,071,672
Custody credits	−	57

Net expenses	−	1,926,760

Net investment income		8,822,319

Realized and Unrealized Gains (Losses)

Net realized gains on investments		56,361,298
Net realized losses on futures contracts	+	(215,312)

Net realized gains		56,145,986
Net unrealized losses on investments		(3,761,277)
Net unrealized losses on futures contracts		(393,275)
Net unrealized gains on foreign currency translations	+	2

Net unrealized losses	+	(4,154,550)

Net realized and unrealized gains		51,991,436

Increase in net assets resulting from operations		$60,813,755

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $4,131. See financial note 4 for additional information.

See financial notes 29

 Schwab Fundamental US Small Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$8,822,319	$6,660,972
Net realized gains		56,145,986	36,178,006
Net unrealized losses	+	(4,154,550)	(22,432,154)

Increase in net assets from operations		60,813,755	20,406,824

Distributions to Shareholders

Distributions from net investment income		(6,659,188)	(4,928,997)
Distributions from net realized gains	+	(39,248,349)	(22,135,589)

Total distributions		($45,907,537)	($27,064,586)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,451,067	$154,128,648	28,330,596	$298,407,637
Shares reinvested		1,892,528	17,089,526	863,850	9,079,063
Shares redeemed	+	(13,017,996)	(130,341,328)	(14,343,010)	(150,006,790)

Net transactions in fund shares		4,325,599	$40,876,846	14,851,436	$157,479,910

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		55,683,262	$563,161,370	40,831,826	$412,339,222
Total increase	+	4,325,599	55,783,064	14,851,436	150,822,148

End of period		60,008,861	$618,944,434	55,683,262	$563,161,370

Net investment income not yet distributed			$7,645,395		$4,811,321

30 See financial notes

Schwab Fundamental International Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	7.26	8.09	7.69	6.01	11.40

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.23	0.21	0.16	0.28
Net realized and unrealized gains (losses)	(0.08)[2]	(0.85)	0.41	1.81	(5.56)

Total from investment operations	0.14	(0.62)	0.62	1.97	(5.28)
Less distributions:
Distributions from net investment income	(0.24)	(0.21)	(0.22)	(0.29)	(0.09)
Distributions from net realized gains	—	—	—	—	(0.02)

Total distributions	(0.24)	(0.21)	(0.22)	(0.29)	(0.11)

Net asset value at end of period	7.16	7.26	8.09	7.69	6.01

Total return (%)	2.24	(7.88)	8.27	34.89	(46.70)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31 [3]	0.35	0.35	0.35	0.35
Gross operating expenses	0.56	0.57	0.61	0.76	0.74
Net investment income (loss)	3.58	3.24	2.70	2.80	3.41
Portfolio turnover rate	61 [4]	35	65	82	74
Net assets, end of period ($ x 1,000,000)	501	372	301	253	145

1 Effective October 19, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
3 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included. See financial note 12.
4 Portfolio turnover would have been 37%, if rebalancing trades had not been included due to a change in the fund’s index. See financial note 12.

See financial notes 31

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.1%	Common Stock	490,085,799	490,995,014
0.4%	Preferred Stock	1,412,454	2,225,322
0.0%	Rights	—	30,003
1.2%	Other Investment Company	5,336,587	5,892,700
0.1%	Short-Term Investment	430,011	430,011

99.8%	Total Investments	497,264,851	499,573,050
0.1%	Collateral Invested for Securities on Loan	664,945	664,945
0.1%	Other Assets and Liabilities, Net		342,932

100.0%	Net Assets		500,580,927

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.1% of net assets

Australia 4.7%
BHP Billiton Ltd.	86,105	0.6	3,048,583
Other Securities		4.1	20,599,384

		4.7	23,647,967

Austria 0.4%
Other Securities		0.4	2,108,737

Belgium 0.9%
Other Securities		0.9	4,697,326

Canada 6.3%
Encana Corp.	100,909	0.5	2,273,294
Other Securities		5.8	29,364,481

		6.3	31,637,775

China 0.0%
Other Securities		0.0	6,079

Denmark 0.7%
Other Securities		0.7	3,242,817

Finland 1.2%
Nokia Oyj	860,431	0.5	2,313,258
Other Securities		0.7	3,818,223

		1.2	6,131,481

France 10.9%
AXA S.A.	140,870	0.4	2,245,285
BNP Paribas S.A.	63,860	0.6	3,221,415
Carrefour S.A.	87,075	0.4	2,102,916
France Telecom S.A.	297,503	0.7	3,325,342
GDF Suez	88,671	0.4	2,035,207
Sanofi	47,096	0.8	4,136,320
Societe Generale S.A. *	65,201	0.4	2,079,397
Total S.A.	193,008	1.9	9,721,853
Vivendi S.A.	120,426	0.5	2,467,696
Other Securities		4.8	23,383,066

		10.9	54,718,497

Germany 9.0%
Allianz SE - Reg’d	28,745	0.7	3,570,858
BASF SE	50,269	0.8	4,169,830
Bayer AG - Reg’d	30,255	0.5	2,638,026
Daimler AG - Reg’d	76,336	0.7	3,575,947
Deutsche Bank AG - Reg’d	42,577	0.4	1,939,428
Deutsche Telekom AG - Reg’d	310,803	0.7	3,545,795
E.ON AG	181,684	0.8	4,136,050
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	12,277	0.4	1,975,412
RWE AG	51,343	0.5	2,349,697
Siemens AG - Reg’d	33,497	0.7	3,375,121
Other Securities		2.8	13,667,715

		9.0	44,943,879

Greece 0.6%
Other Securities		0.6	2,739,383

Hong Kong 0.8%
Other Securities		0.8	4,146,173

Ireland 0.7%
Other Securities		0.7	3,628,379

Israel 0.3%
Other Securities		0.3	1,496,792

Italy 4.0%
Enel S.p.A.	705,699	0.5	2,657,483
Eni S.p.A.	206,430	0.9	4,750,142
Intesa Sanpaolo S.p.A.	1,229,513	0.4	1,980,613
UniCredit S.p.A. *	506,718	0.4	2,241,300
Other Securities		1.8	8,501,350

		4.0	20,130,888

32 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Japan 17.7%
Honda Motor Co., Ltd.	76,900	0.5	2,311,862
Nippon Telegraph & Telephone Corp.	44,104	0.4	2,016,792
Toyota Motor Corp.	129,400	1.0	4,989,295
Other Securities		15.8	79,048,873

		17.7	88,366,822

Luxembourg 0.0%
Other Securities		0.0	120,868

Netherlands 6.2%
ING Groep N.V. CVA *	831,745	1.5	7,400,972
Royal Dutch Shell plc, Class A	267,907	1.8	9,184,191
Other Securities		2.9	14,301,714

		6.2	30,886,877

New Zealand 0.1%
Other Securities		0.1	641,708

Norway 0.9%
Other Securities		0.9	4,532,784

Portugal 0.3%
Other Securities		0.3	1,312,638

Singapore 0.7%
Other Securities		0.7	3,481,684

Spain 3.9%
Banco Bilbao Vizcaya Argentaria S.A.	352,597	0.6	2,946,281
Banco Santander S.A.	715,646	1.1	5,388,245
Telefonica S.A.	346,662	0.9	4,575,517
Other Securities		1.3	6,332,405

		3.9	19,242,448

Sweden 2.4%
Other Securities		2.4	12,200,966

Switzerland 5.4%
Nestle S.A. - Reg’d	86,813	1.1	5,511,599
Novartis AG - Reg’d	61,676	0.7	3,719,096
Roche Holding AG	15,063	0.6	2,901,512
Other Securities		3.0	14,786,831

		5.4	26,919,038

United Kingdom 20.0%
Anglo American plc	79,095	0.5	2,437,250
AstraZeneca plc	75,056	0.7	3,480,703
Barclays plc	812,155	0.6	3,003,130
BP plc	1,928,270	2.8	13,770,924
British American Tobacco plc	45,303	0.4	2,247,009
BT Group plc	556,703	0.4	1,913,157
GlaxoSmithKline plc	220,580	1.0	4,942,632
HSBC Holdings plc	779,778	1.5	7,688,052
Rio Tinto plc	38,280	0.4	1,912,331
Royal Dutch Shell plc, B Shares	196,692	1.4	6,957,468
Tesco plc	512,724	0.5	2,653,054
Vodafone Group plc	2,526,553	1.4	6,861,187
Other Securities		8.4	42,146,111

		20.0	100,013,008

Total Common Stock
(Cost $490,085,799)			490,995,014

Preferred Stock 0.4% of net assets

Germany 0.4%
Other Securities		0.4	2,178,283

Italy 0.0%
Other Securities		0.0	41,661

United Kingdom 0.0%
Other Securities		0.0	5,378

Total Preferred Stock
(Cost $1,412,454)			2,225,322

Rights 0.0% of net assets

Hong Kong 0.0%
Other Securities		0.0	30,003

Total Rights
(Cost $—)			30,003

Other Investment Company 1.2% of net assets

United States 1.2%
iShares MSCI EAFE Index Fund	110,000	1.2	5,892,700

Total Other Investment Company
(Cost $5,336,587)			5,892,700

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

Time Deposit 0.1%
Other Securities		0.1	430,011

Total Short-Term Investment
(Cost $430,011)			430,011

End of Investments.

See financial notes 33

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.1% of net assets

Wells Fargo Advantage Government Money Market Fund	664,945	0.1	664,945

Total Collateral Invested for Securities on Loan
(Cost $664,945)			664,945

End of Collateral Invested for Securities on Loan.

At 10/31/12, the tax basis cost of the fund’s investments was $522,514,272 and the unrealized appreciation and depreciation were $24,959,942 and ($47,901,164), respectively, with a net unrealized depreciation of ($22,941,222).

At 10/31/12, the values of certain foreign securities held by the fund aggregating $456,582,540 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $6,079 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
Reg’d —	Registered
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$273,471,861	$—	$273,471,861
Belgium	229,156	4,468,170	—	4,697,326
Canada	31,637,775	—	—	31,637,775
China	—	—	6,079	6,079
Greece	248,596	2,490,787	—	2,739,383
Ireland	1,018,137	2,610,242	—	3,628,379
Netherlands	317,376	30,569,501	—	30,886,877
Portugal	619,490	693,148	—	1,312,638
Singapore	328,890	3,152,794	—	3,481,684
Sweden	253,440	11,947,526	—	12,200,966
Switzerland	1,439,290	25,479,748	—	26,919,038
United Kingdom	534,189	99,478,819	—	100,013,008
Preferred Stock[1]	—	2,219,944	—	2,219,944
United Kingdom	—	—	5,378	5,378
Rights[1]	—	—	30,003	30,003
Other Investment Company[1]	5,892,700	—	—	5,892,700
Short-Term Investments[1]	—	430,011	—	430,011

Total	$42,519,039	$457,012,551	$41,460	$499,573,050

Other Financial Instruments
Collateral Invested for Securities on Loan	$664,945	$—	$—	$664,945

[1]	As categorized in complete schedule of holdings.

34 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock
Canada	$27,028	$—	($27,028)	$—	$—	$—	$—	$—
China	24,258	—	(18,179)	—	—	—	—	6,079
United Kingdom	4,188	(74)	(22)	—	(4,092)	—	—	—
Preferred Stock
United Kingdom	—	—	63	5,315	—	—	—	5,378
Rights
Hong Kong	20,125	9,267	9,878	—	(9,267)	—	—	30,003
Republic of Korea	1,790	647	(1,790)	—	(647)	—	—	—

Total	$77,389	$9,840	($37,078)	$5,315	($14,006)	$—	$—	$41,460

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was ($15,140).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $433,730 and $943,456 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2012. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

See financial notes 35

 Schwab Fundamental International Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $497,264,851) including securities on loan of $632,287		$499,573,050
Foreign currency, at value (cost $56)		58
Collateral invested for securities on loan		664,945
Receivables:
Dividends		1,173,759
Fund shares sold		485,707
Foreign tax reclaims		156,003
Income from securities on loan		4,027
Prepaid expenses	+	8,000

Total assets		502,065,549

Liabilities

Collateral held for securities on loan		664,945
Payables:
Investments bought		5,379
Investment adviser and administrator fees		12,970
Fund shares redeemed		672,793
Accrued expenses	+	128,535

Total liabilities		1,484,622

Net Assets

Total assets		502,065,549
Total liabilities	−	1,484,622

Net assets		$500,580,927

Net Assets by Source
Capital received from investors		612,633,260
Net investment income not yet distributed		12,490,163
Net realized capital losses		(126,825,121)
Net unrealized capital gains		2,282,625

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$500,580,927		69,937,790		$7.16

36 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $1,344,973)		$15,220,404
Interest		528
Securities on loan	+	481,877

Total investment income		15,702,809

Expenses

Investment adviser and administrator fees		1,207,789
Shareholder service fees		344,236
Index fee		241,988
Custodian fees		172,900
Portfolio accounting fees		82,036
Transfer agent fees		56,714
Professional fees		49,126
Registration fees		42,649
Shareholder reports		17,195
Trustees’ fees		8,226
Interest expense		1,800
State filing fee reimbursement (Note 4)		(3,605)
Other expenses	+	29,472

Total expenses		2,250,526
Expense reduction by CSIM and its affiliates[1]	−	988,108

Net expenses	−	1,262,418

Net investment income		14,440,391

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(12,790,618)
Net realized losses on foreign currency transactions	+	(98,870)

Net realized losses		(12,889,488)
Net unrealized gains on investments		16,039,508
Net unrealized losses on foreign currency translations	+	(11,683)

Net unrealized gains	+	16,027,825

Net realized and unrealized gains		3,138,337

Increase in net assets resulting from operations		$17,578,728

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $3,605. See financial note 4 for additional information.

See financial notes 37

 Schwab Fundamental International Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$14,440,391	$11,287,685
Net realized gains (losses)		(12,889,488)	3,313,328
Net unrealized gains (losses)	+	16,027,825	(43,691,063)

Increase (Decrease) in net assets from operations		17,578,728	(29,090,050)

Distributions to Shareholders

Distributions from net investment income		($12,260,320)	($8,005,998)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		35,480,423	$237,479,009	22,477,614	$174,921,214
Shares reinvested		1,363,648	9,013,714	755,041	5,964,829
Shares redeemed	+	(18,197,244)	(123,492,196)	(9,127,025)	(72,203,924)

Net transactions in fund shares		18,646,827	$123,000,527	14,105,630	$108,682,119

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		51,290,963	$372,261,992	37,185,333	$300,675,921
Total increase	+	18,646,827	128,318,935	14,105,630	71,586,071

End of period		69,937,790	$500,580,927	51,290,963	$372,261,992

Net investment income not yet distributed			$12,490,163		$9,453,672

38 See financial notes

Schwab Fundamental International Small Company Index Fund

Financial Statements

Financial Highlights

	11/1/11–		11/1/10–	11/1/09–	11/1/08–	1/31/08[2]–
	10/31/12		10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.53		9.96	9.00	6.22	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	[3]	0.24 [3]	0.16 [3]	0.12 [3]	0.27	[3]
Net realized and unrealized gains (losses)	0.03		(0.40)	1.09	2.92	(4.05)

Total from investment operations	0.24		(0.16)	1.25	3.04	(3.78)
Less distributions:
Distributions from net investment income	(0.25)		(0.27)	(0.29)	(0.26)	—
Distributions from net realized gains	(0.39)		—	—	—	—

Total distributions	(0.64)		(0.27)	(0.29)	(0.26)	—

Net asset value at end of period	9.13		9.53	9.96	9.00	6.22

Total return (%)	3.13		(1.76)	14.32	51.19	(37.80)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.46	[5,6]	0.54	0.55	0.55	0.56	[7,8]
Gross operating expenses	0.92	[5]	0.99	1.07	3.82	5.44	[8]
Net investment income (loss)	2.42		2.29	1.77	1.59	3.55	[8]
Portfolio turnover rate	89	[9]	63	63	81	132	[4]
Net assets, end of period ($ x 1,000,000)	90		93	74	47	3

1 Effective October 19, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Calculated based on the average shares outstanding during the period.
4 Not annualized.
5 The net operating and gross operating expense ratios would have been 0.50% and 0.97%, respectively, if vendor payments had not been included.
6 The ratio of net operating expenses would have been 0.51%, if voluntary waiver by CSIM had not been included. See financial note 12.
7 The ratio of net operating expenses would have been 0.55%, if interest expenses had not been incurred.
8 Annualized.
9 Portfolio turnover would have been 48%, if rebalancing trades had not been included due to a change in the fund’s index. See financial note 12.

See financial notes 39

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

97.5%		Common Stock	85,502,542	88,117,980
0.4%		Preferred Stock	328,969	403,448
0.0%		Rights	—	—
0.0%		Warrants	—	—
1.6%		Other Investment Companies	1,433,979	1,409,952
0.2%		Short-Term Investment	148,489	148,489

99.7%		Total Investments	87,413,979	90,079,869
1.3%		Collateral Invested for Securities on Loan	1,156,931	1,156,931
(1	.0)%	Other Assets and Liabilities, Net		(897,438)

100.0%		Net Assets		90,339,362

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.5% of net assets

Australia 4.6%
Sydney Airport	46,956	0.2	165,158
Other Securities		4.4	3,953,301

		4.6	4,118,459

Austria 0.9%
Andritz AG	2,558	0.2	154,141
Other Securities		0.7	615,085

		0.9	769,226

Belgium 1.2%
Other Securities		1.2	1,068,339

Canada 8.5%
Atco Ltd., Class I	2,100	0.2	155,153
CI Financial Corp.	7,000	0.2	163,584
Pembina Pipeline Corp.	9,200	0.3	257,278
Superior Plus Corp.	17,400	0.2	170,037
West Fraser Timber Co., Ltd.	2,823	0.2	170,977
Other Securities		7.4	6,799,949

		8.5	7,716,978

Denmark 1.4%
Other Securities		1.4	1,262,530

Finland 2.0%
Huhtamaki Oyj	9,575	0.2	161,892
YIT Oyj	8,139	0.2	160,494
Other Securities		1.6	1,490,151

		2.0	1,812,537

France 5.1%
AtoS	2,945	0.2	197,733
Teleperformance	5,690	0.2	172,298
Other Securities		4.7	4,253,981

		5.1	4,624,012

Germany 3.2%
Symrise AG	4,474	0.2	160,932
Other Securities		3.0	2,698,110

		3.2	2,859,042

Greece 0.7%
Eurobank Ergasias S.A. *	188,000	0.2	219,072
Other Securities		0.5	412,680

		0.7	631,752

Hong Kong 3.5%
Jardine Strategic Holdings Ltd.	4,500	0.2	163,347
New World Development Co., Ltd.	120,000	0.2	184,630
Sun Hung Kai Properties Ltd.	20,000	0.3	276,479
The Link REIT	34,000	0.2	168,958
Other Securities		2.6	2,341,828

		3.5	3,135,242

Ireland 0.9%
Grafton Group plc	36,877	0.2	161,175
Other Securities		0.7	661,140

		0.9	822,315

Israel 1.0%
Other Securities		1.0	898,514

Italy 2.7%
Parmalat S.p.A.	69,159	0.2	156,738
Pirelli & C. S.p.A.	13,992	0.2	162,540
Other Securities		2.3	2,101,962

		2.7	2,421,240

Japan 34.3%
Acom Co., Ltd. *	5,400	0.2	159,563
Aiful Corp. (a)*	63,200	0.2	173,346
Canon Marketing Japan, Inc.	11,200	0.2	163,234
Chugai Pharmaceutical Co., Ltd.	8,000	0.2	162,090
COMSYS Holdings Corp.	12,900	0.2	171,486

40 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Hino Motors Ltd.	21,000	0.2	162,327
Odakyu Electric Railway Co., Ltd.	16,000	0.2	169,772
Shinsei Bank Ltd.	124,000	0.2	181,796
Sumitomo Mitsui Trust Holdings, Inc.	51,000	0.2	154,775
Tokyu Land Corp.	29,000	0.2	162,804
Other Securities		32.3	29,349,602

		34.3	31,010,795

Luxembourg 0.4%
Other Securities		0.4	354,849

Netherlands 1.9%
Gemalto N.V.	2,009	0.2	181,454
Other Securities		1.7	1,573,655

		1.9	1,755,109

New Zealand 0.4%
Other Securities		0.4	349,435

Norway 1.2%
Petroleum Geo-Services A.S.A.	11,455	0.2	197,937
Other Securities		1.0	902,751

		1.2	1,100,688

Portugal 0.5%
Other Securities		0.5	496,620

Republic of Korea 0.0%
Other Securities		0.0	—

Singapore 1.9%
Capitaland Ltd.	65,000	0.2	173,105
Jardine Cycle & Carriage Ltd.	4,000	0.2	160,939
Other Securities		1.5	1,417,625

		1.9	1,751,669

Spain 2.1%
Amadeus IT Holding S.A., A Shares	7,800	0.2	193,224
Other Securities		1.9	1,722,094

		2.1	1,915,318

Sweden 2.4%
Other Securities		2.4	2,125,533

Switzerland 2.7%
Sulzer AG - Reg’d	1,094	0.2	158,638
Other Securities		2.5	2,317,185

		2.7	2,475,823

United Kingdom 14.0%
Ashtead Group plc	31,376	0.2	189,551
Bellway plc	12,661	0.2	206,960
Berendsen plc	18,326	0.2	166,641
Debenhams plc	109,048	0.2	211,117
DS Smith plc	46,724	0.2	161,312
Evraz plc	43,597	0.2	166,347
Hiscox Ltd.	20,700	0.2	160,643
Invensys plc	42,177	0.2	155,516
Ladbrokes plc	63,734	0.2	184,599
Mitchells & Butlers plc *	38,824	0.2	205,428
Premier Foods plc *	101,310	0.2	174,840
Provident Financial plc	7,404	0.2	164,108
QinetiQ Group plc	48,798	0.2	155,420
Other Securities		11.4	10,339,473

		14.0	12,641,955

Total Common Stock
(Cost $85,502,542)			88,117,980

Preferred Stock 0.4% of net assets

Germany 0.4%
Other Securities		0.4	402,340

United Kingdom 0.0%
Other Securities		0.0	1,108

Total Preferred Stock
(Cost $328,969)			403,448

Rights 0.0% of net assets

Norway 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Warrants 0.0% of net assets

Netherlands 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

Other Investment Companies 1.6% of net assets

Australia 0.1%
Other Securities		0.1	44,952

United States 1.5%
iShares MSCI EAFE Small Cap Index Fund	35,000	1.5	1,365,000

Total Other Investment Companies
(Cost $1,433,979)			1,409,952

See financial notes 41

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.2% of net assets

Time Deposit 0.2%
Other Securities		0.2	148,489

Total Short-Term Investment
(Cost $148,489)			148,489

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 1.3% of net assets

Wells Fargo Advantage Government Money Market Fund	1,156,931	1.3	1,156,931

Total Collateral Invested for Securities on Loan
(Cost $1,156,931)			1,156,931

End of Collateral Invested for Securities on Loan.

At 10/31/12, the tax basis cost of the fund’s investments was $88,835,770 and the unrealized appreciation and depreciation were $8,399,844 and ($7,155,745), respectively, with a net unrealized appreciation of $1,244,099.

At 10/31/12, the values of certain foreign securities held by the fund aggregating $75,602,890 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $4,930 or 0.0% of net assets.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

42 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$349,435	$—	$349,435
Australia	47,255	4,071,204	—	4,118,459
Austria	135,974	633,252	—	769,226
Belgium	544,574	523,765	—	1,068,339
Canada	7,716,978	—	—	7,716,978
Denmark	55,563	1,206,967	—	1,262,530
Finland	83,202	1,729,335	—	1,812,537
France	259,474	4,364,538	—	4,624,012
Germany	386,448	2,472,594	—	2,859,042
Greece	90,000	541,752	—	631,752
Hong Kong	34,914	3,100,328	—	3,135,242
Ireland	414,481	407,834	—	822,315
Israel	115,778	782,736	—	898,514
Italy	71,699	2,349,541	—	2,421,240
Japan	205,456	30,805,339	—	31,010,795
Luxembourg	230,820	124,029	—	354,849
Netherlands	126,119	1,624,060	4,930	1,755,109
Norway	38,367	1,062,321	—	1,100,688
Portugal	172,934	323,686	—	496,620
Republic of Korea	—	—	—	—
Singapore	—	1,724,370	27,299	1,751,669
Spain	82,688	1,832,630	—	1,915,318
Sweden	223,429	1,902,104	—	2,125,533
Switzerland	441,386	2,034,437	—	2,475,823
United Kingdom	1,452,614	11,189,341	—	12,641,955
Preferred Stock[1]	—	402,340	—	402,340
United Kingdom	—	—	1,108	1,108
Rights[1]	—	—	—	—
Warrants[1]	—	—	—	—
Other Investment Companies[1]	—	44,952	—	44,952
United States	1,365,000	—	—	1,365,000
Short-Term Investments[1]	—	148,489	—	148,489

Total	$14,295,153	$75,751,379	$33,337	$90,079,869

Other Financial Instruments
Collateral Invested for Securities on Loan	$1,156,931	$—	$—	$1,156,931

[1]	As categorized in complete schedule of holdings.

See financial notes 43

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock
Australia	$—	($13,386)	($40,369)	$11,291	($6,685)	$49,149	$—	$—
Greece	—	(21,470)	9,541	—	(1,272)	13,201	—	—
Netherlands	9,824	—	(4,894)	—	—	—	—	4,930
Republic of Korea	124,137	(94,366)	35,790	26,692	(92,253)	—	—	—
Singapore	—	(2,533)	(5,281)	—	(5,982)	41,095	—	27,299
Spain	—	—	(10,410)	—	—	10,410	—	—
Sweden	64,107	21,795	(22,704)	—	(63,198)	—	—	—
Preferred Stock
United Kingdom	1,741	(5)	12	1,100	(1,740)	—	—	1,108
Rights
Australia	3,656	935	(3,656)	—	(935)	—	—	—
Republic of Korea	9,073	3,350	(9,073)	—	(3,350)	—	—	—

Total	$212,538	($105,680)	($51,044)	$39,083	($175,415)	$113,855	$—	$33,337

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was ($103,053).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012. The transfers in the amount of $70,042 and $2,731,036 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers in and out of Level 3 from Level 1 or Level 2 were the result of fair valued securities for which no quoted value was available.

44 See financial notes

 Schwab Fundamental International Small Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $87,413,979) including securities on loan of $1,038,601		$90,079,869
Foreign currency, at value (cost $49)		48
Collateral invested for securities on loan		1,156,931
Receivables:
Dividends		262,750
Fund shares sold		101,978
Foreign tax reclaims		29,234
Income from securities on loan		6,787
Due from investment adviser		4,213
Prepaid expenses	+	1,761

Total assets		91,643,571

Liabilities

Collateral held for securities on loan		1,156,931
Payables:
Shareholder service fees		154
Fund shares redeemed		37,318
Accrued expenses	+	109,806

Total liabilities		1,304,209

Net Assets

Total assets		91,643,571
Total liabilities	−	1,304,209

Net assets		$90,339,362

Net Assets by Source
Capital received from investors		91,084,485
Net investment income not yet distributed		2,170,780
Net realized capital losses		(5,576,747)
Net unrealized capital gains		2,660,844

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$90,339,362		9,897,946		$9.13

See financial notes 45

 Schwab Fundamental International Small Company Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $220,536)		$2,537,930
Interest		171
Securities on loan	+	110,059

Total investment income		2,648,160

Expenses

Investment adviser and administrator fees		367,897
Shareholder service fees		67,282
Custodian fees		115,171
Portfolio accounting fees		81,890
Transfer agent fees		48,910
Professional fees		47,513
Index fee[1]		44,961
Registration fees		24,683
Shareholder reports		11,498
Trustees’ fees		6,341
Interest expense		535
State filing fee reimbursement (Note 4)		(187)
Other expenses	+	31,863

Total expenses		848,357
Expense reduction by CSIM and its affiliates[2]	−	424,355

Net expenses	−	424,002

Net investment income		2,224,158

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(3,929,058)
Net realized gains on foreign currency transactions	+	7,458

Net realized losses		(3,921,600)
Net unrealized gains on investments		3,997,215
Net unrealized losses on foreign currency translations	+	(1,403)

Net unrealized gains	+	3,995,812

Net realized and unrealized gains		74,212

Increase in net assets resulting from operations		$2,298,370

[1]	Index fees are net of vendor payments of $40,000.
[2]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $187. See financial note 4 for additional information.

46 See financial notes

 Schwab Fundamental International Small Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$2,224,158	$2,100,406
Net realized gains (losses)		(3,921,600)	4,379,938
Net unrealized gains (losses)	+	3,995,812	(9,760,905)

Increase (Decrease) in net assets from operations		2,298,370	(3,280,561)

Distributions to Shareholders

Distributions from net investment income		(2,493,429)	(2,008,011)
Distributions from net realized gains	+	(3,900,690)	—

Total distributions		($6,394,119)	($2,008,011)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,585,058	$31,904,834	4,357,124	$45,080,122
Shares reinvested		531,718	4,487,698	127,659	1,268,928
Shares redeemed	+	(3,924,070)	(34,465,493)	(2,197,870)	(22,426,178)

Net transactions in fund shares		192,706	$1,927,039	2,286,913	$23,922,872

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,705,240	$92,508,072	7,418,327	$73,873,772
Total increase or decrease	+	192,706	(2,168,710)	2,286,913	18,634,300

End of period		9,897,946	$90,339,362	9,705,240	$92,508,072

Net investment income not yet distributed			$2,170,780		$1,370,750

See financial notes 47

Schwab Fundamental Emerging Markets Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	1/31/08[2]–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.17	10.81	8.91	5.74	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.24	0.17	0.05	0.16
Net realized and unrealized gains (losses)	(0.17)	(1.37)	1.81	3.27	(4.42)

Total from investment operations	0.08	(1.13)	1.98	3.32	(4.26)
Less distributions:
Distributions from net investment income	(0.22)	(0.15)	(0.08)	(0.15)	—
Distributions from net realized gains	(0.17)	(0.36)	—	—	—

Total distributions	(0.39)	(0.51)	(0.08)	(0.15)	—

Net asset value at end of period	8.86	9.17	10.81	8.91	5.74

Total return (%)	1.18	(10.99)	22.36	59.55	(42.60)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.56 [4]	0.61 [5]	0.61 [5]	0.61 [5]	0.61	[5,6]
Gross operating expenses	0.91	0.91	0.98	1.70	4.06	[6]
Net investment income (loss)	2.75	2.51	2.31	1.56	2.31	[6]
Portfolio turnover rate	86 [7]	56	91	103	159	[3]
Net assets, end of period ($ x 1,000,000)	314	310	294	119	6

1 Effective October 19, 2009, the Investor Share class, the Select Share and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 0.60%, if interest expenses and voluntary waiver by CSIM (see financial note 12) had not been included.
5 The ratio of net operating expenses would have been 0.60%, if interest expenses had not been incurred.
6 Annualized.
7 Portfolio turnover would have been 51%, if rebalancing trades had not been included due to a change in the fund’s index. See financial note 12.

48 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

89.5%	Common Stock	281,228,570	281,193,050
7.8%	Preferred Stock	29,042,525	24,397,537
2.6%	Other Investment Company	8,142,635	8,222,000
0.0%	Short-Term Investment	18,822	18,822

99.9%	Total Investments	318,432,552	313,831,409
0.1%	Other Assets and Liabilities, Net		374,328

100.0%	Net Assets		314,205,737

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 89.5% of net assets

Brazil 4.9%
Petroleo Brasileiro S.A. - Petrobras	486,700	1.6	5,152,040
Vale S.A.	130,900	0.8	2,413,631
Other Securities		2.5	7,767,941

		4.9	15,333,612

Chile 0.7%
Other Securities		0.7	2,085,982

China 11.0%
Bank of China Ltd., Class H	6,768,234	0.9	2,772,825
China Construction Bank Corp., Class H	6,088,000	1.5	4,563,965
China Mobile Ltd.	541,500	1.9	6,006,176
China Petroleum & Chemical Corp., Class H	3,212,000	1.1	3,385,053
CNOOC Ltd.	1,215,000	0.8	2,500,441
Industrial & Commercial Bank of China Ltd., Class H	4,366,172	0.9	2,875,120
PetroChina Co., Ltd., Class H	2,639,000	1.1	3,580,906
Other Securities		2.8	8,916,837

		11.0	34,601,323

Colombia 0.3%
Other Securities		0.3	830,978

Czech Republic 0.7%
Other Securities		0.7	2,127,930

Egypt 0.3%
Other Securities		0.3	784,188

Hungary 0.9%
Other Securities		0.9	2,754,515

India 2.9%
Reliance Industries Ltd.	185,874	0.9	2,773,456
Other Securities		2.0	6,302,588

		2.9	9,076,044

Indonesia 0.7%
Other Securities		0.7	2,291,586

Malaysia 1.5%
Other Securities		1.5	4,834,741

Mexico 4.2%
America Movil S.A.B. de C.V., Series L	2,722,600	1.1	3,457,831
Cemex S.A.B. de C.V., Series CPO *	3,920,000	1.1	3,553,566
Other Securities		2.0	6,288,876

		4.2	13,300,273

Poland 2.2%
Polski Koncern Naftowy Orlen S.A. *	142,760	0.6	1,956,620
Other Securities		1.6	5,074,650

		2.2	7,031,270

Republic of Korea 21.2%
Hyundai Motor Co.	16,200	1.1	3,329,401
Korea Electric Power Corp. *	100,400	0.8	2,604,172
KT Corp.	58,200	0.6	1,975,686
LG Corp.	65,800	1.3	4,012,856
LG Display Co., Ltd. *	74,000	0.7	2,196,132
LG Electronics, Inc.	44,700	1.0	3,109,860
POSCO	15,300	1.5	4,809,623
Samsung Electronics Co., Ltd.	11,500	4.4	13,800,430
Shinhan Financial Group Co., Ltd.	53,500	0.6	1,836,249
SK Holdings Co., Ltd.	18,500	0.8	2,574,960
SK Innovation Co., Ltd.	12,700	0.6	1,866,727
SK Telecom Co., Ltd.	12,500	0.6	1,765,699
Other Securities		7.2	22,805,087

		21.2	66,686,882

Russia 15.0%
Gazprom ADR	1,291,900	3.8	11,866,083
LUKOIL ADR	251,535	4.9	15,265,230
Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	162,116	0.8	2,491,808

See financial notes 49

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Mobile TeleSystems ADR	90,651	0.5	1,553,758
Rosneft Oil Co. GDR - Reg’d	287,147	0.7	2,133,587
Sberbank of Russia ADR	182,894	0.7	2,162,803
Surgutneftegaz ADR	737,788	2.1	6,456,292
Tatneft ADR	55,840	0.7	2,171,345
Other Securities		0.8	3,159,110

		15.0	47,260,016

South Africa 6.9%
MTN Group Ltd.	178,860	1.0	3,231,903
Sasol Ltd.	78,806	1.1	3,357,141
Other Securities		4.8	14,934,253

		6.9	21,523,297

Taiwan 13.0%
Asustek Computer, Inc.	222,041	0.8	2,375,491
AU Optronics Corp. *	4,331,800	0.5	1,639,889
China Steel Corp.	2,018,544	0.6	1,733,274
Chunghwa Telecom Co., Ltd.	552,906	0.6	1,729,982
Formosa Chemicals & Fibre Corp.	654,420	0.5	1,548,652
Hon Hai Precision Industry Co., Ltd.	1,509,546	1.5	4,576,997
Nan Ya Plastics Corp.	924,160	0.5	1,627,677
Taiwan Semiconductor Manufacturing Co., Ltd.	1,949,689	1.9	5,940,818
Other Securities		6.1	19,823,041

		13.0	40,995,821

Thailand 1.0%
PTT PCL	151,787	0.5	1,574,821
Other Securities		0.5	1,546,986

		1.0	3,121,807

Turkey 1.9%
Other Securities		1.9	5,999,778

United Arab Emirates 0.2%
Other Securities		0.2	553,007

Total Common Stock
(Cost $281,228,570)			281,193,050

Preferred Stock 7.8% of net assets

Brazil 7.0%
Banco Bradesco S.A.	132,678	0.7	2,090,395
Itau Unibanco Holding S.A.	198,000	0.9	2,895,350
Petroleo Brasileiro S.A.	543,100	1.8	5,561,892
Vale S.A., Class A	172,000	1.0	3,078,309
Other Securities		2.6	8,301,279

		7.0	21,927,225

Colombia 0.1%
Other Securities		0.1	293,514

Republic of Korea 0.7%
Samsung Electronics Co., Ltd.	2,100	0.5	1,524,471
Other Securities		0.2	652,327

		0.7	2,176,798

Total Preferred Stock
(Cost $29,042,525)			24,397,537

Other Investment Company 2.6% of net assets

United States 2.6%
iShares MSCI Emerging Markets Index Fund	200,000	2.6	8,222,000

Total Other Investment Company
(Cost $8,142,635)			8,222,000

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.0% of net assets

Time Deposit 0.0%
Other Securities		0.0	18,822

Total Short-Term Investment
(Cost $18,822)			18,822

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $322,899,341 and the unrealized appreciation and depreciation were $20,489,368 and ($29,557,300), respectively, with a net unrealized depreciation of ($9,067,932).

At 10/31/12, the values of certain foreign securities held by the fund aggregating $243,755,579 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
Reg’d —	Registered

50 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Common Stock[1]	$—	$174,824,967	$—	$174,824,967
Brazil	15,333,612	—	—	15,333,612
Chile	2,085,982	—	—	2,085,982
Colombia	830,978	—	—	830,978
Czech Republic	2,127,930	—	—	2,127,930
Egypt	784,188	—	—	784,188
Mexico	13,300,273	—	—	13,300,273
Russia	1,553,758	45,706,258	—	47,260,016
South Africa	475,741	21,047,556	—	21,523,297
Thailand	3,121,807	—	—	3,121,807
Preferred Stock[1]	—	2,176,798	—	2,176,798
Brazil	21,927,225	—	—	21,927,225
Colombia	293,514	—	—	293,514
Other Investment Company[1]	8,222,000	—	—	8,222,000
Short-Term Investments[1]	—	18,822	—	18,822

Total	$70,057,008	$243,774,401	$—	$313,831,409

[1]	As categorized in complete schedule of holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $341,657 and $2,463,314 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2012. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

See financial notes 51

 Schwab Fundamental Emerging Markets Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $318,432,552)		$313,831,409
Foreign currency, at value (cost $261,861)		261,872
Receivables:
Investments sold		410,991
Fund shares sold		581,296
Dividends		216,986
Foreign tax reclaims		3,809
Income from securities on loan		1,263
Prepaid expenses	+	5,692

Total assets		315,313,318

Liabilities

Payables:
Investment adviser and administrator fees		4,233
Fund shares redeemed		917,870
Accrued expenses	+	185,478

Total liabilities		1,107,581

Net Assets

Total assets		315,313,318
Total liabilities	−	1,107,581

Net assets		$314,205,737

Net Assets by Source
Capital received from investors		326,365,347
Net investment income not yet distributed		7,501,592
Net realized capital losses		(15,059,155)
Net unrealized capital losses		(4,602,047)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$314,205,737		35,480,110		$8.86

52 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $1,434,156)		$10,498,291
Interest		329
Securities on loan	+	22,835

Total investment income		10,521,455

Expenses

Investment adviser and administrator fees		1,590,196
Shareholder service fees		218,832
Custodian fees		355,059
Index fee		319,187
Transfer agent fees		112,235
Registration fees		76,669
Portfolio accounting fees		72,794
Professional fees		49,295
Interest expense		27,360
Shareholder reports		20,999
Trustees’ fees		7,918
State filing fee reimbursement (Note 4)		(2,033)
Other expenses	+	36,551

Total expenses		2,885,062
Expense reduction by CSIM and its affiliates[1]	−	1,110,402

Net expenses	−	1,774,660

Net investment income		8,746,795

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gain tax of $94,067)		(10,038,109)
Net realized losses on foreign currency transactions	+	(458,176)

Net realized losses		(10,496,285)
Net unrealized gains on investments		1,929,461
Net unrealized losses on foreign currency translations	+	(14,508)

Net unrealized gains	+	1,914,953

Net realized and unrealized losses		(8,581,332)

Increase in net assets resulting from operations		$165,463

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $2,033. See financial note 4 for additional information.

See financial notes 53

 Schwab Fundamental Emerging Markets Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$8,746,795	$7,932,589
Net realized gains (losses)		(10,496,285)	4,801,593
Net unrealized gains (losses)	+	1,914,953	(50,393,763)

Increase (Decrease) in net assets from operations		165,463	(37,659,581)

Distributions to Shareholders

Distributions from net investment income		(7,541,071)	(4,207,384)
Distributions from net realized gains	+	(5,755,205)	(9,830,980)

Total distributions		($13,296,276)	($14,038,364)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		17,148,007	$151,059,085	17,110,504	$176,362,625
Shares reinvested		938,276	7,843,989	806,425	8,346,494
Shares redeemed	+	(16,432,968)	(141,900,887)	(11,306,201)	(117,012,298)

Net transactions in fund shares		1,653,315	$17,002,187	6,610,728	$67,696,821

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,826,795	$310,334,363	27,216,067	$294,335,487
Total increase	+	1,653,315	3,871,374	6,610,728	15,998,876

End of period		35,480,110	$314,205,737	33,826,795	$310,334,363

Net investment income not yet distributed			$7,501,592		$6,702,195

54 See financial notes

 Schwab Fundamental Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Balanced Fund
Schwab Fundamental US Large Company Index Fund	Schwab Core Equity Fund
Schwab Fundamental US Small Company Index Fund	Schwab Dividend Equity Fund
(formerly Schwab Fundamental US Small-Mid Company Index Fund)	Schwab Large-Cap Growth Fund
Schwab Fundamental International Large Company Index Fund	Schwab Small-Cap Equity Fund
Schwab Fundamental International Small Company Index Fund	Schwab Hedged Equity Fund
(formerly Schwab Fundamental International Small-Mid Company Index Fund)	Schwab Financial Services Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Health Care Fund
(formerly Schwab Fundamental Emerging Markets Index Fund)	Schwab International Core Equity Fund
Schwab S&P 500 Index Fund	Schwab Target 2010 Fund
Schwab Small-Cap Index Fund	Schwab Target 2015 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2020 Fund
Schwab International Index Fund	Schwab Target 2025 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2030 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Monthly Income Fund-Moderate Payout
Laudus Small-Cap MarketMasters Fund	Schwab Monthly Income Fund-Enhanced Payout
Laudus International MarketMasters Fund	Schwab Monthly Income Fund-Maximum Payout

Effective on October 19, 2012, the Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund changed their names to Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund, respectively. Please refer to note 12 for more details.

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

 55

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and forward foreign currency exchange contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s forward exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to

56

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of October 31, 2012 and the value of the related collateral are disclosed in the complete Portfolio Holdings and the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than

 57

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds

58

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2012, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the benchmark index, or match the securities’ weightings to the benchmark index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of the index.

If a fund uses a sampling method, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

Although certain indices encompass stocks from many different sectors of the economy, their performance may primarily reflect that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or mid or small company stocks, for instance — a fund’s large-cap holdings could reduce performance.

Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller

 59

 Schwab Fundamental Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s small- and mid-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

A fund may purchase shares of exchange-traded funds (“ETF’’) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

60

 Schwab Fundamental Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

					Schwab
			Schwab	Schwab	Fundamental
	Schwab	Schwab	Fundamental	Fundamental	Emerging
	Fundamental	Fundamental	International	International	Markets
	US Large	US Small	Large	Small	Large
	Company	Company	Company	Company	Company
% of Average Daily Net Assets	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

First $500 million	0.30%	0.30%	0.30%	0.40%	0.50%
$500 million to $5 billion	0.22%	0.22%	0.22%	0.38%	0.48%
$5 billion to $10 billion	0.20%	0.20%	0.20%	0.36%	0.46%
over $10 billion	0.18%	0.18%	0.18%	0.34%	0.44%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

Schwab
		Schwab	Schwab	Fundamental
Schwab	Schwab	Fundamental	Fundamental	Emerging
Fundamental	Fundamental	International	International	Markets
US Large	US Small	Large	Small	Large
Company	Company	Company	Company	Company
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.35%	0.35%	0.35%	0.55%	0.60%

Effective October 19, 2012, CSIM entered into a license agreement with Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain Russell indices and trademarks to the funds. Under the sub-license agreement, each fund pays its pro rata share of licensing fees. Prior to October 19, 2012, the funds had a license agreement to use FTSE indices. See note 12 for additional information.

 61

 Schwab Fundamental Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the Schwab Fundamental US Large Company Index Fund during the report period:

	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Fund	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Schwab Fundamental US Large Company Index Fund	94,515	55,000	(4,300)	145,215	$1,972,020	($25,779)	$28,786

Certain other related parties may own shares of Schwab funds in this report. As of October 31, 2012, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Fundamental International Large Company Index Fund was 9.6%.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2012, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Fundamental US Large Company Index Fund	$149,986,004
Schwab Fundamental US Small Company Index Fund	149,986,004
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund received a payment of $4,078, $4,131, $3,605, $187 and $2,033, respectively, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the funds’ shares in prior periods in certain states. These payments are presented in each fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in each fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these

62

 Schwab Fundamental Index Funds

Financial Notes (continued)

6. Board of Trustees (continued):

limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Fundamental US Large Company Index Fund	$828,159,188	$565,610,342
Schwab Fundamental US Small Company Index Fund	571,092,636	550,565,482
Schwab Fundamental International Large Company Index Fund	371,738,206	246,577,106
Schwab Fundamental International Small Company Index Fund	81,570,321	82,898,375
Schwab Fundamental Emerging Markets Large Company Index Fund	286,774,257	273,232,869

9. Derivatives:

Certain funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and due to brokers for futures contracts held at October 31, 2012 and the net realized/unrealized gains (losses) on futures contracts held during the period ended October 31, 2012 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab Fundamental US Large Company Index Fund	$13,838,950	203
Schwab Fundamental US Small Company Index Fund	3,315,082	42
Schwab Fundamental International Large Company Index Fund	—	—
Schwab Fundamental International Small Company Index Fund	—	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—	—

 63

 Schwab Fundamental Index Funds

Financial Notes (continued)

10. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/11-10/31/12)	(11/1/10-10/31/11)

Schwab Fundamental US Large Company Index Fund	$30,160	$18,099
Schwab Fundamental US Small Company Index Fund	6,059	10,864
Schwab Fundamental International Large Company Index Fund	6,070	9,544
Schwab Fundamental International Small Company Index Fund	850	3,703
Schwab Fundamental Emerging Markets Large Company Index Fund	9,049	15,248

11. Federal Income Taxes:

As of October 31, 2012, the components of distributable earnings on a tax-basis were as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$28,835,585	$7,709,936	$13,715,953	$2,825,843	$7,761,844
Undistributed long-term capital gains	—	50,577,759	—	—	—
Unrealized appreciation on investments	299,509,514	70,863,797	24,959,942	8,399,844	20,489,368
Unrealized depreciation on investments	(49,494,596)	(29,183,858)	(47,901,164)	(7,155,745)	(29,557,300)
Other unrealized appreciation/(depreciation)	1	2	(25,574)	(5,046)	(904)

Net unrealized appreciation/(depreciation)	$250,014,919	$41,679,941	($22,966,796)	$1,239,053	($9,068,836)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2016	$255,601	$—	$6,761,375	$—	$—
October 31, 2017	63,611,979	—	58,777,944	—	—
October 31, 2018	—	—	20,948,477	—	—
No expiration	—	—	16,313,694	4,810,006	10,852,615

Total	$63,867,580	$—	$102,801,490	$4,810,006	$10,852,615

64

 Schwab Fundamental Index Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

For the year ended October 31, 2012, the funds had capital losses utilized as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital losses utilized	$40,159,384	$—	$—	$—	$—

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$28,518,465	$15,388,818	$12,260,320	$4,093,832	$10,735,039
Long-term capital gains	—	30,518,719	—	2,300,287	2,561,237
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$16,798,869	$21,827,248	$8,005,998	$2,008,011	$9,872,229
Long-term capital gains	—	5,237,338	—	—	4,166,135
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2012, the funds made the following reclassifications:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	$—	$2,841,729	$9	$—	$—
Undistributed net investment income	(2,063,198)	670,943	856,420	1,069,301	(406,327)
Net realized capital gains/(losses)	2,063,198	(3,512,672)	(856,429)	(1,069,301)	406,327

As of October 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2012, the funds did not incur any interest or penalties.

 65

 Schwab Fundamental Index Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The funds have adopted the noted provisions of the Act for the period ending October 31, 2012.

12. Other:

At a meeting held on August 1, 2012, the Board approved a change to each fund’s comparative index from a FTSE RAFI Index to a Russell Fundamental Index (each an “Index”) as well as corresponding changes to (1) each fund’s investment objective such that each fund will seek to track the total return of its respective Index, and (2) each fund’s investment strategy to require each fund to invest 90% (80% in the case of Schwab Fundamental Emerging Markets Large Company Index Fund) of its net assets in stocks that are included in its respective Index. In addition (as discussed in note 1), the Board also approved changing the name of Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund to more closely align the name of each fund to that of its respective Index. These changes were effective on October 19, 2012.

Further, to help offset the costs of these changes to the funds, CSIM has agreed to voluntarily waive each fund’s net operating expenses to 0.00% (excluding interest, taxes, and certain non-routine expenses) from October 1, 2012 through October 31, 2012. CSIM agreed to extend this voluntary waiver for certain funds as follows: (1) from November 1, 2012 through November 15, 2012 for Schwab Fundamental International Large Company Index Fund; (2) from November 1, 2012 through December 15, 2012 for Schwab Fundamental International Small Company Index Fund; and (3) from November 1, 2012 through November 30, 2012 for Schwab Fundamental Emerging Markets Large Company Index Fund.

13. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

66

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund (formerly “Schwab Fundamental US
Small-Mid Company Index Fund”)
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund (formerly “Schwab
Fundamental International Small-Mid Company Index Fund”)
Schwab Fundamental Emerging Markets Large Company Index Fund (formerly “Schwab
Fundamental Emerging Markets Index Fund”)

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund (five of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2012, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

 67

Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended October 31, 2012, and the respective foreign source income on the funds as follows.

	Foreign Tax Credit	Foreign Source Income

Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	1,339,418	16,495,366
Schwab Fundamental International Small Company Index Fund	214,235	2,755,301
Schwab Fundamental Emerging Markets Large Company Index Fund	1,384,949	11,915,202

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2012, qualify for the corporate dividends received deduction:

Percentage

Schwab Fundamental US Large Company Index Fund	100.00
Schwab Fundamental US Small Company Index Fund	19.56
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—

For the fiscal year ended October 31, 2012, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

Schwab Fundamental US Large Company Index Fund	$28,518,464
Schwab Fundamental US Small Company Index Fund	3,221,881
Schwab Fundamental International Large Company Index Fund	11,392,204
Schwab Fundamental International Small Company Index Fund	2,254,182
Schwab Fundamental Emerging Markets Large Company Index Fund	5,823,211

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2012:

Schwab Fundamental US Large Company Index Fund	$—
Schwab Fundamental US Small Company Index Fund	33,360,448
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	2,300,287
Schwab Fundamental Emerging Markets Large Company Index Fund	2,561,237

68

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 24, 2012, and June 5, 2012, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2012. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and

 69

shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Each of Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund. These factors varied from Fund to Fund, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

70

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	74	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	74	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	74	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	74	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

 71

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	74	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

72

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 73

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

FTSE RAFI Developed ex US 1000 Index An index that is designed to track the performance of the largest listed companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI Developed ex US Mid Small 1500 Index An index that is designed to track the performance of small and mid capitalization equities of companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI Emerging Index An index that is designed to track the performance of the largest emerging market equities, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI US 1000 Index An index that is designed to track the performance of the largest listed U.S. companies, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI US Mid Small 1500 Index An index that is designed to track the performance of small and medium-sized listed U.S. companies, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

74

Russell Fundamental Developed ex-U.S. Large Company Index An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.

Russell Fundamental Developed ex-U.S. Small Company Index An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.

Russell Fundamental Emerging Markets Large Company Index An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.

Russell Fundamental U.S. Large Company Index An index that ranks companies in the Russell 3000 Index by fundamental measures of size, and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Fundamental U.S. Small Company Index An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 75

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

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•	APPLICATION AND REGISTRATION INFORMATION.

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Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR39592-05

Annual report dated October 31, 2012, enclosed.

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

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Annual Report October 31, 2012

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

Laudus Small-Cap MarketMasters Fundtm

Laudus International MarketMasters Fundtm

This page is intentionally left blank.

Two distinct Funds, each combining the expertise of leading
investment managers with CSIM’s overall supervision.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com/prospectus.

Total Return for the Report Period

Laudus Small-Cap MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOSX)	9.59%
Select Shares® (Ticker Symbol: SWMSX)	9.80%
Russell 2000® Index*	12.08%
Fund Category: Morningstar Small-Cap Growth	8.95%

Performance Details	pages 6-7

Laudus International MarketMasters Fundtm

Investor Shares[1] (Ticker Symbol: SWOIX)	10.05%
Select Shares®[1] (Ticker Symbol: SWMIX)	10.20%
MSCI EAFE Index®**	5.15%
Fund Category: Morningstar Foreign Large-Cap Growth	6.55%

Performance Details	pages 8-9

Minimum Initial Investment[2]

Investor Shares	$100
Select Shares®	$50,000

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Small-company stocks are subject to greater volatility than other asset categories.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

*	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
**	The MSCI EAFE Index® is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations, see financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Laudus MarketMasters Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Laudus MarketMasters Funds. The Laudus MarketMasters funds combine complementary strategies from leading investment managers into single products, providing diversification across multiple investment styles.

For the 12 months ended October 31, 2012, the funds generated positive returns, while U.S. stocks outperformed international equities. Low interest rates and governmental efforts to encourage faster economic growth helped U.S. stocks generate solid returns, even as corporate earnings growth generally decelerated. The Federal Reserve extended its forecast for keeping short-term interest rates at 0-0.25% from late 2014 to mid-2015, extended “Operation Twist”—a policy of buying long-term securities and selling short-term Treasuries—and announced plans to purchase additional agency mortgage-backed securities. Small-cap stocks were generally outperformed by large-cap stocks, and value outperformed growth.

Internationally, the euro zone’s sovereign debt crisis represented an ongoing challenge, particularly for overseas equities. With concerns rising regarding elections in Greece and worries that the crisis might spread, international equities endured sharp losses in May. Subsequently, European leaders achieved meaningful progress, and overseas stocks began to recover, while the U.S. dollar finished mixed versus major international currencies, correspondingly affecting international stock returns for U.S. investors.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

15.21%	S&P 500® Index: measures U.S. large-cap stocks

12.08%	Russell 2000® Index: measures U.S. small-cap stocks

5.15%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.25%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus MarketMasters Funds 3

From the President continued

For the 12 months ended October 31, 2012, the funds generated positive returns, while U.S. stocks outperformed international equities.

Translating the performance of U.S. and international stocks into quantifiable terms, the Russell 2000 Index returned 12.1%, and in U.S. dollar terms, the MSCI EAFE Index returned 5.2%.

Thank you for investing in the Laudus MarketMasters Funds. We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Laudus MarketMasters Funds, please visit www.laudus.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Laudus MarketMasters Funds

Fund Management

Omar Aguilar, Senior Vice President and Chief Investment Officer of Equities of the investment adviser, manages the funds. Prior to joining the firm in April 2011, he was head of the portfolio management group and Vice President of Portfolio Management at a large retirement asset planning and management firm. From 2004 to 2009, he was Senior Vice President, Head of Quantitative Equity and Senior Portfolio Manager at a large banking and asset management firm. He has over 16 years of quantitative investment experience.

Laudus MarketMasters Funds 5

Laudus Small-Cap MarketMasters Fund™

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment manager—selects investment professionals with proven long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser indexes may differ from the comparative index of the overall fund.

For the 12-month period ended October 31, 2012, Investor Shares of the Laudus Small-Cap MarketMasters Fund (the fund) returned 9.59%; its comparative index, the Russell 2000 Index (the index), returned 12.08% for the same period. Unlike the fund’s return, the index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow economic growth domestically and abroad, and ongoing concerns over the European debt crisis, U.S. stock markets posted strong gains over the reporting period. After dipping in late November and December 2011, they rose strongly through April. Following weakness in May and June, stocks rose again through the summer before weakening a bit in late September and through October. Although for the reporting period, U.S. large-caps outperformed their small-cap counterparts, performance of the two followed a similar trajectory, with short periods of under- or outperformance throughout the year. For the period, the large-cap Russell 1000 Index returned 14.97%, outperforming the small-cap Russell 2000 Index by nearly 3%.

Across the fund’s index, eight of the 10 sectors posted double-digit gains. The strongest performance came from the Financials sector, followed by Consumer Discretionary, Health Care and Materials. Information Technology was relatively weak, returning less than 2%. Only Energy lost ground, down more than 9% for the period.

Positioning and Strategies. In December 2011, the fund’s board removed two of the fund’s sub-advisers—Tocqueville Asset Management and TCW Investment Management—and added Mellon Capital Management. In early October 2012, Wellington Management Company was also added as a sub-adviser to the fund. Because neither Mellon nor Wellington was on board for the full reporting period, their individual performance is not addressed here. Of the fund’s two other sub-advisers, TAMRO Capital Partners, which manages the bulk of the fund’s portfolio, posted the stronger absolute performance, but slightly underperformed its small-cap core comparative index, the Russell 2000 Index. Neuberger Berman Management, which focuses on the growth side of the small-cap universe, also slightly underperformed its comparative index, the Russell 2000 Growth Index. The fund’s overall growth bias hurt it in a period in which U.S. small-cap value outperformed growth by over 4.5%.

Looking at the fund as a whole, its underperformance of the index is attributable to several of its sector allocations, most notably its underweight in Financials and its overweight in Energy. The fund’s weak stock selection within these two sectors further dragged on its relative performance. The fund’s overweight in Consumer Discretionary, on the other hand, worked in its favor for the period, as did its overweight in Health Care. The fund’s stock selection was strong within the Information Technology and Materials sectors, contributing positively to its relative performance.

From a market-capitalization perspective, although the fund’s overweight of stocks with higher market-caps than the index worked against it for the period, its stock selection among those companies overcame the drag and contributed notably to relative performance. The fund’s underweight in stocks with the smallest market-caps also detracted, further dampened by weak selection among those stocks.

As of 10/31/12:

 Statistics

Number of Holdings	1335
Weighted Average Market Cap ($ x 1,000,000)	$1,659
Price/Earnings Ratio (P/E)	26.5
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	144%

 Sector Weightings % of Investments

Consumer Discretionary	18.1%
Industrials	17.8%
Financials	17.8%
Information Technology	12.8%
Health Care	12.4%
Energy	5.5%
Consumer Staples	5.2%
Materials	2.5%
Utilities	2.4%
Telecommunication Services	0.1%
Other	5.4%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Chico’s FAS, Inc.	1.5%
The Advisory Board Co.	1.3%
Portfolio Recovery Associates, Inc.	1.3%
United Natural Foods, Inc.	1.3%
Waddell & Reed Financial, Inc., Class A	1.3%
CommVault Systems, Inc.	1.3%
M.D.C. Holdings, Inc.	1.2%
Analogic Corp.	1.2%
Grand Canyon Education, Inc.	1.2%
Bank of The Ozarks, Inc.	1.2%
Total	12.8%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus MarketMasters Funds

 Laudus Small-Cap MarketMasters Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1

June 9, 2004 – October 31, 2012
Performance of Hypothetical
$50,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (9/16/97)	9.59%	-0.34%	9.17%	4.99%
Select Shares® (6/9/04)	9.80%	-0.19%	n/a	4.49%
Russell 2000® Index	12.08%	1.19%	9.58%	(9/16/97) 5.54%
				(6/9/04) 5.62%
Fund Category: Morningstar Small-Cap Growth	8.95%	0.44%	8.86%	(9/16/97) 5.74%
				(6/9/04) 5.81%

Fund Expense Ratios3: Investor Shares: Net 1.36%; Gross 1.59% / Select Shares: Net 1.21%; Gross 1.52%

 Investment Managers and Allocations4

		% of
Investment Managers	Investment Style	Net Assets

TAMRO Capital Partners LLC	Small-Cap Blend	48.7%

Neuberger Berman Management LLC	Small-Cap Growth	15.7%

Mellon Capital Management Corp.	Small-Cap Blend	9.5%

Wellington Management Company, LLP	Small-Cap Value	23.0%

Cash and other assets	—	3.1%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a multi-fund strategy, performance of the Investor Shares prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus dated February 28, 2012. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective June 6, 2012, the contractual expense limitation was reduced. For more information, refer to the enclosed prospectus supplement dated June 6, 2012.
[4]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.

Laudus MarketMasters Funds 7

Laudus International MarketMasters Fund™

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment manager—selects investment professionals with proven long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser indexes may differ from the comparative index of the overall fund.

For the 12-month period ended October 31, 2012, Investor Shares of the Laudus International MarketMasters Fund (the fund) returned 10.05%, significantly outperforming its comparative index, the MSCI EAFE Index (the index), which returned 5.15%. Unlike the fund’s return, the index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow global economic growth and ongoing concerns over the European debt crisis, world stock markets posted positive gains over the reporting period. U.S. markets significantly outperformed international ones, with the S&P 500 Index up 15.21% versus the MSCI EAFE Index and MSCI Emerging Markets Index, which gained 5.15% and 2.98%, respectively. International markets showed little differentiation between growth and value, with the MSCI EAFE Value Index eclipsing its Growth counterpart by less than 10 basis points.

Positioning and Strategies. In December 2011, the fund’s board added a new sub-adviser: Mellon Capital Management. Because Mellon was not on board for the full reporting period, its performance is not addressed here. The fund’s five other sub-advisers posted positive returns for the period. The strongest absolute performer was American Century Investment Management, up 14.75% and outperforming its international small/mid-cap growth index by more than 10%. Mondrian Investment Partners was only slightly lower, posting a 14.03% gain and outperforming its international small-cap index by more than 8%. William Blair & Company and Harris Associates also posted double-digit gains and outperformed their respective comparative indexes. Only WHV Investment Management/Hirayama Investments slightly underperformed its index, the MSCI EAFE Index. Over the period, the fund maintained its growth bias and its small-cap overweight. In addition, three of the fund’s sub-advisers used forward contracts to hedge currency risk in the Australian dollar, New Zealand dollar, Japanese yen, Swiss franc and Swedish krona.

Overall, the fund’s outperformance of the index was primarily due to stock selection. From a sector standpoint, the fund’s stock selection contributed across all 10 sectors, but stock selection in Industrials was the largest contributor. The fund’s allocation across sectors, however, detracted from its relative return, most notably due to its significant overweight in Information Technology—the index’s weakest-performing sector for the period—as well as underweights in Health Care, Consumer Staples and Financials—the index’s top three performers. The fund’s underweights in Telecommunication Services and Utilities, two sectors that lost ground for the period, contributed positively.

The fund’s allocation across regions contributed slightly to its relative performance, specifically due to its underweight in Asia and the Pacific Basin and its overweight in North America. However, the fund’s underweight in Europe detracted slightly, as did its overweight in emerging markets—to which the benchmark had no exposure.

As of 10/31/12:

 Country Weightings % of Investments

United Kingdom	20.3%
Japan	13.3%
France	7.9%
Germany	7.5%
Switzerland	7.5%
Canada	5.3%
Australia	4.5%
Netherlands	4.3%
Singapore	3.5%
United States	2.7%
Hong Kong	2.7%
Other Countries	20.5%
Total	100.0%

 Statistics

Number of Holdings	1,283
Weighted Average Market Cap ($ x 1,000,000)	$24,598
Price/Earnings Ratio (P/E)	20.2
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	68%

 Sector Weightings % of Investments

Industrials	20.3%
Financials	18.0%
Consumer Discretionary	14.2%
Materials	11.5%
Information Technology	9.0%
Consumer Staples	7.8%
Energy	6.9%
Health Care	6.2%
Telecommunication Services	2.0%
Utilities	1.2%
Other	2.9%
Total	100.0%

 Top Equity Holdings % of Net Assets1

BNP Paribas S.A.	1.2%
Croda International plc	1.0%
Credit Suisse Group AG – Reg’d	0.9%
Rotork plc	0.9%
Symrise AG	0.9%
Nestle S.A. – Reg’d	0.8%
Toyota Motor Corp.	0.8%
Daiwa Securities Group, Inc.	0.8%
Canon, Inc.	0.8%
Daimler AG – Reg’d	0.7%
Total	8.8%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Laudus MarketMasters Funds

 Laudus International MarketMasters Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1

April 2, 2004 – October 31, 2012
Performance of Hypothetical
$50,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (10/16/96)	10.05%	-2.67%	11.06%	8.47%
Select Shares® (4/2/04)	10.20%	-2.54%	n/a	7.42%
MSCI EAFE Index®*	5.15%	-5.35%	8.21%	(10/16/96) 4.35%
				(4/2/04) 4.68%
Fund Category: Morningstar Foreign Large-Cap Growth	6.55%	-4.38%	8.61%	(10/16/96) 5.90%
				(4/2/04) 5.61%

Fund Expense Ratios3: Investor Shares: Net 1.41%; Gross 1.61% / Select Shares: Net 1.26%; Gross 1.48%

 Investment Managers and Allocations4

		% of
Investment Managers	Investment Style	Net Assets

American Century Investment Management, Inc.	International Small/Mid-Cap Growth	20.3%

WHV Investment Management/Hirayama Investments, LLC	International Large-Cap Growth	7.8%

Harris Associates L.P.	International Large-Cap Value	20.7%

William Blair & Company, LLC	International Multi-Cap Growth	19.9%

Mondrian Investment Partners Limited	International Small-Cap Value	20.4%

Mellon Capital Management Corp.	International Blend	9.8%

Cash and other assets	—	1.1%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a multi-fund strategy, performance of the Investor Shares prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The MSCI EAFE Index® is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[4]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.

Laudus MarketMasters Funds 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2012 and held through October 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/12	at 10/31/12	5/1/12–10/31/12

Laudus Small-Cap MarketMasters Fundtm
Investor Shares
Actual Return	1.37%	$1,000	$1,001.50	$6.89
Hypothetical 5% Return	1.37%	$1,000	$1,018.25	$6.95
Select Shares
Actual Return	1.22%	$1,000	$1,002.30	$6.14
Hypothetical 5% Return	1.22%	$1,000	$1,019.00	$6.19

Laudus International MarketMasters Fundtm
Investor Shares
Actual Return	1.44%	$1,000	$1,023.10	$7.32
Hypothetical 5% Return	1.44%	$1,000	$1,017.90	$7.30
Select Shares
Actual Return	1.29%	$1,000	$1,023.70	$6.56
Hypothetical 5% Return	1.29%	$1,000	$1,018.65	$6.55

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

10 Laudus MarketMasters Funds

Laudus Small-Cap MarketMasters Fund™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
Investor Shares	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.99	11.52	9.40	8.78	13.74

Income (loss) from investment operations:
Net investment income (loss)	(0.10)[1]	(0.09)[1]	(0.08)[1]	(0.05)[1]	(0.04)[1]
Net realized and unrealized gains (losses)	1.25	0.56	2.20	0.67	(4.59)

Total from investment operations	1.15	0.47	2.12	0.62	(4.63)
Less distributions:
Distributions from net investment income	—	—	—	(0.00)[2]	—
Distributions from net realized gains	—	—	—	—	(0.33)

Total distributions	—	—	—	(0.00)[2]	(0.33)

Net asset value at end of period	13.14	11.99	11.52	9.40	8.78

Total return (%)	9.59	4.08	22.55	7.10	(34.34)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.42 [3]	1.46	1.46	1.48 [4]	1.48
Gross operating expenses	1.59	1.51	1.50	1.50	1.48
Net investment income (loss)	(0.79)	(0.70)	(0.72)	(0.64)	(0.38)
Portfolio turnover rate	144	95	78	129	134
Net assets, end of period ($ x 1,000,000)	65	62	68	64	64

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
Select Shares	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	12.14	11.64	9.49	8.86	13.85

Income (loss) from investment operations:
Net investment income (loss)	(0.08)[1]	(0.07)[1]	(0.06)[1]	(0.04)[1]	(0.04)[1]
Net realized and unrealized gains (losses)	1.27	0.57	2.21	0.68	(4.62)

Total from investment operations	1.19	0.50	2.15	0.64	(4.66)
Less distributions:
Distributions from net investment income	—	—	—	(0.01)	—
Distributions from net realized gains	—	—	—	—	(0.33)

Total distributions	—	—	—	(0.01)	(0.33)

Net asset value at end of period	13.33	12.14	11.64	9.49	8.86

Total return (%)	9.80	4.30	22.66	7.29	(34.28)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.27 [3]	1.31	1.32 [5]	1.33 [4]	1.37
Gross operating expenses	1.51	1.45	1.45	1.45	1.44
Net investment income (loss)	(0.60)	(0.54)	(0.58)	(0.48)	(0.31)
Portfolio turnover rate	144	95	78	129	134
Net assets, end of period ($ x 1,000,000)	88	219	337	292	260

1 Calculated based on the average shares outstanding during the period.
2 Per share amount was less than $0.01.
3 Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended October 31, 2012 is a blended rate. Please see financial note 4 for more information.
4 Effective February 28, 2009, the operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
5 The ratio of net operating expenses would have been 1.31% if certain non-routine expense had not been incurred.

See financial notes 11

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

95.0%		Common Stock	126,764,560	145,257,704
5.1%		Other Investment Company	7,839,575	7,839,575
0.3%		Short-Term Investments	400,943	400,943

100.4%		Total Investments	135,005,078	153,498,222
(0	.4)%	Other Assets and Liabilities, Net		(550,890)

100.0%		Net Assets		152,947,332

	Number	Value
Security	of Shares	($)

Common Stock 95.0% of net assets

Automobiles & Components 0.1%
American Axle & Manufacturing Holdings, Inc. *	1,028	11,174
Cooper Tire & Rubber Co.	817	16,446
Dana Holding Corp.	2,028	26,689
Dorman Products, Inc. *	200	6,110
Drew Industries, Inc. *	170	5,384
Fuel Systems Solutions, Inc. *	223	3,628
Gentherm, Inc. *	278	3,342
Modine Manufacturing Co. *	840	5,712
Standard Motor Products, Inc.	198	3,718
Superior Industries International, Inc.	233	3,982
Tenneco, Inc. *	667	20,377
Winnebago Industries, Inc. *	791	9,967

		116,529

Banks 8.4%
1st Source Corp.	167	3,709
Astoria Financial Corp.	570	5,717
Banco Latinoamericano de Comercio Exterior, S.A., Class E	540	12,150
BancorpSouth, Inc.	1,539	21,777
Bank of the Ozarks, Inc.	55,885	1,829,675
Banner Corp.	363	10,523
BBCN Bancorp, Inc.	1,367	16,308
Berkshire Hills Bancorp, Inc.	188	4,414
BofI Holding, Inc. *	193	5,427
Boston Private Financial Holdings, Inc.	1,502	13,848
Brookline Bancorp, Inc.	662	5,614
BSB Bancorp, Inc. *	274	3,532
Cardinal Financial Corp.	710	11,339
Cathay General Bancorp	1,185	20,963
Chemical Financial Corp.	186	4,375
Citizens & Northern Corp.	209	3,881
Citizens Republic Bancorp, Inc. *	733	13,297
City Holding Co.	117	4,109
Columbia Banking System, Inc.	653	11,565
Community Bank System, Inc.	576	15,892
Community Trust Bancorp, Inc.	325	11,024
CVB Financial Corp.	2,189	23,685
Dime Community Bancshares, Inc.	304	4,408
Eagle Bancorp, Inc. *	268	5,590
F.N.B. Corp.	1,926	20,666
First Busey Corp.	54,909	259,170
First California Financial Group, Inc. *	958	6,467
First Commonwealth Financial Corp.	784	5,135
First Connecticut Bancorp, Inc.	446	6,106
First Financial Bancorp	1,005	15,778
First Financial Bankshares, Inc.	484	17,535
First Financial Corp.	124	3,793
First Midwest Bancorp, Inc.	43,988	544,132
First Niagara Financial Group, Inc.	39,600	327,888
FirstMerit Corp.	1,533	21,247
Flushing Financial Corp.	20,122	312,897
Glacier Bancorp, Inc.	112,539	1,631,815
Great Southern Bancorp, Inc.	288	8,171
Hancock Holding Co.	10,911	344,678
Hanmi Financial Corp. *	818	10,151
Home Bancshares, Inc.	419	14,514
Home Loan Servicing Solutions Ltd.	505	9,797
IBERIABANK Corp.	34,742	1,729,804
Independent Bank Corp.	171	5,046
International Bancshares Corp.	32,410	588,241
Investors Bancorp, Inc.	564	10,146
Kaiser Federal Financial Group, Inc.	474	7,314
Lakeland Financial Corp.	158	4,217
MB Financial, Inc.	16,963	343,670
MGIC Investment Corp. *	2,739	4,711
National Penn Bancshares, Inc.	1,907	17,030
Nationstar Mortgage Holdings, Inc. *	160	5,781
NBT Bancorp, Inc.	552	11,741
Northwest Bancshares, Inc.	49,966	594,595
OceanFirst Financial Corp.	470	6,552
Ocwen Financial Corp. *	1,222	47,133
Old National Bancorp	1,439	17,657
OmniAmerican Bancorp, Inc. *	229	5,242
Oriental Financial Group, Inc.	942	11,097
Oritani Financial Corp.	860	13,141
Pacific Capital Bancorp *	93	4,270
PacWest Bancorp	542	12,195
Park National Corp.	92	6,123
Park Sterling Corp. *	898	4,490
Pinnacle Financial Partners, Inc. *	641	12,532
PrivateBancorp, Inc.	978	15,804
Prosperity Bancshares, Inc.	645	27,000
Provident Financial Services, Inc.	981	14,715
Radian Group, Inc.	1,794	8,414
Renasant Corp.	277	5,100
S&T Bancorp, Inc.	199	3,496
Sandy Spring Bancorp, Inc.	230	4,398
SCBT Financial Corp.	7,433	294,941
Signature Bank *	4,900	349,076
Simmons First National Corp., Class A	431	10,728

12 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Southside Bancshares, Inc.	211	4,307
State Bank Financial Corp.	630	9,557
Sterling Financial Corp.	536	11,395
Susquehanna Bancshares, Inc.	2,590	26,858
SVB Financial Group *	4,000	226,360
Texas Capital Bancshares, Inc. *	9,304	441,661
The Bancorp, Inc. *	650	7,390
TriCo Bancshares	511	8,585
TrustCo Bank Corp.	1,765	9,849
Trustmark Corp.	908	21,311
UMB Financial Corp.	29,841	1,328,820
Umpqua Holdings Corp.	1,659	20,057
United Bankshares, Inc.	674	16,061
United Financial Bancorp, Inc.	296	4,550
ViewPoint Financial Group, Inc.	684	14,227
Webster Financial Corp.	30,623	673,706
WesBanco, Inc.	200	4,400
West Coast Bancorp	330	7,267
Westamerica Bancorp	4,728	208,599
Western Alliance Bancorp *	1,437	14,744
Wilshire Bancorp, Inc. *	1,173	7,636
Wintrust Financial Corp.	539	19,916

		12,906,418

Capital Goods 9.7%
A.O. Smith Corp.	543	32,998
AAON, Inc.	212	4,448
AAR Corp.	612	9,235
Accuride Corp. *	1,081	2,886
Actuant Corp., Class A	10,643	300,558
Acuity Brands, Inc.	5,635	364,584
Aegion Corp. *	602	11,119
Aerovironment, Inc. *	55,142	1,212,573
Aircastle Ltd.	931	10,362
Albany International Corp., Class A	29,494	647,983
Altra Holdings, Inc.	222	4,000
Ameresco, Inc., Class A *	681	7,532
American Science & Engineering, Inc.	132	8,393
Apogee Enterprises, Inc.	552	11,244
Applied Industrial Technologies, Inc.	598	24,273
Astec Industries, Inc. *	123	3,542
AZZ, Inc.	6,890	271,742
Barnes Group, Inc.	804	18,396
Beacon Roofing Supply, Inc. *	650	21,021
Belden, Inc.	26,029	931,838
Blount International, Inc. *	806	10,663
Brady Corp., Class A	675	20,763
Briggs & Stratton Corp.	735	14,516
Capstone Turbine Corp. *	6,688	6,688
Carlisle Cos., Inc.	24,800	1,377,640
Cascade Corp.	157	10,203
Ceradyne, Inc.	458	16,012
Chart Industries, Inc. *	4,417	312,679
Chicago Bridge & Iron Co., N.V., NY Shares	19,425	729,409
CIRCOR International, Inc.	136	4,691
CLARCOR, Inc.	626	28,320
Colfax Corp. *	50,648	1,741,785
Comfort Systems USA, Inc.	363	3,957
Cubic Corp.	5,795	282,796
Curtiss-Wright Corp.	628	19,386
DigitalGlobe, Inc. *	10,195	264,458
Douglas Dynamics, Inc.	621	9,433
DXP Enterprises, Inc. *	129	6,351
Dycom Industries, Inc. *	604	8,601
Edgen Group, Inc. *	821	6,248
EMCOR Group, Inc.	1,001	32,192
Encore Wire Corp.	156	4,814
EnerSys, Inc. *	680	23,446
EnPro Industries, Inc. *	360	13,162
ESCO Technologies, Inc.	16,850	630,864
Esterline Technologies Corp. *	423	24,445
Federal Signal Corp. *	998	5,758
Franklin Electric Co., Inc.	22,025	1,276,128
FuelCell Energy, Inc. *	4,340	4,038
GATX Corp.	14,700	609,462
GenCorp, Inc. *	1,156	10,196
Generac Holdings, Inc.	223	7,582
GeoEye, Inc. *	266	8,344
Gibraltar Industries, Inc. *	269	3,352
Global Power Equipment Group, Inc.	165	2,789
Graham Corp.	193	3,468
Granite Construction, Inc.	602	18,186
Great Lakes Dredge & Dock Corp.	907	7,211
Griffon Corp.	404	4,101
H&E Equipment Services, Inc.	411	6,255
HEICO Corp.	1,702	65,748
Hexcel Corp. *	1,438	36,755
Houston Wire & Cable Co.	288	3,188
Hyster-Yale Materials Handling, Inc. *	44	1,808
Hyster-Yale Materials Handling, Inc., Class B (a)*	44	1,808
II-VI, Inc. *	798	13,175
John Bean Technologies Corp.	586	9,036
Kadant, Inc. *	176	4,275
Kaman Corp.	176	6,547
Kaydon Corp.	623	13,930
Kratos Defense & Security Solutions, Inc. *	818	4,507
Layne Christensen Co. *	382	8,515
Lindsay Corp.	215	16,420
Lydall, Inc. *	323	4,170
MasTec, Inc. *	904	20,394
Meritor, Inc. *	629	2,780
Middleby Corp. *	214	26,739
Miller Industries, Inc.	263	4,037
Moog, Inc., Class A *	513	18,986
Mueller Industries, Inc.	18,846	825,455
Mueller Water Products, Inc., Class A	1,519	7,914
MYR Group, Inc. *	305	6,460
Orbital Sciences Corp. *	934	12,516
PMFG, Inc. *	210	1,365
Primoris Services Corp.	575	8,033
Quanex Building Products Corp.	687	13,582
Raven Industries, Inc.	296	8,078
RBC Bearings, Inc. *	163	8,095
Rexnord Corp. *	277	5,019
Robbins & Myers, Inc.	549	32,545
Rush Enterprises, Inc., Class A *	275	5,225
Sauer-Danfoss, Inc.	122	4,887
Seaboard Corp. *	2	4,563
Simpson Manufacturing Co., Inc.	565	17,210
Standex International Corp.	110	5,086

See financial notes 13

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sun Hydraulics Corp.	156	4,156
TAL International Group, Inc.	516	17,616
Taser International, Inc. *	1,162	9,075
Teledyne Technologies, Inc. *	502	32,143
Tennant Co.	211	7,896
Textainer Group Holdings Ltd.	148	4,470
The Gorman-Rupp Co.	143	3,861
The Greenbrier Cos., Inc. *	274	4,770
Thermon Group Holdings, Inc. *	245	6,086
Titan International, Inc.	54,228	1,137,703
Titan Machinery, Inc. *	270	6,386
Trex Co., Inc. *	174	6,080
TriMas Corp. *	569	14,271
Tutor Perini Corp. *	625	6,338
Twin Disc, Inc.	334	5,063
Universal Forest Products, Inc.	133	5,121
USG Corp. *	1,029	27,485
Wabash National Corp. *	916	5,780
Wabtec Corp.	8,398	687,796
Watsco, Inc.	388	26,520
Watts Water Technologies, Inc., Class A	462	18,586
Woodward, Inc.	878	29,413

		14,764,585

Commercial & Professional Supplies 6.4%
ABM Industries, Inc.	690	13,110
Acacia Research Corp. *	663	17,218
Acco Brands Corp. *	73,482	532,010
CBIZ, Inc. *	1,342	7,408
Consolidated Graphics, Inc. *	89	2,626
Deluxe Corp.	749	23,601
Encore Capital Group, Inc. *	184	5,336
EnergySolutions, Inc. *	1,191	3,406
EnerNOC, Inc. *	768	9,462
Ennis, Inc.	287	4,391
Exponent, Inc. *	89	4,893
FTI Consulting, Inc. *	589	15,290
G&K Services, Inc., Class A	16,843	543,187
GP Strategies Corp. *	298	5,737
Healthcare Services Group, Inc.	18,605	444,660
Herman Miller, Inc.	593	11,498
HNI Corp.	637	17,530
Huron Consulting Group, Inc. *	369	10,646
ICF International, Inc. *	382	7,010
InnerWorkings, Inc. *	32,698	471,505
Insperity, Inc.	419	10,940
Interface, Inc.	1,022	14,625
Kelly Services, Inc., Class A	381	5,063
Kforce, Inc. *	663	7,392
Kimball International, Inc., Class B	165	1,970
Knoll, Inc.	699	10,059
Korn/Ferry International *	875	11,716
McGrath RentCorp	2,052	53,886
Mine Safety Appliances Co.	375	14,475
Mistras Group, Inc. *	196	4,330
Mobile Mini, Inc. *	226	3,937
Navigant Consulting, Inc. *	878	9,122
On Assignment, Inc. *	22,155	422,717
Pendrell Corp. *	1,575	1,874
Portfolio Recovery Associates, Inc. *	18,716	1,958,629
Quad Graphics, Inc.	332	6,086
Resources Connection, Inc.	916	11,303
Standard Parking Corp. *	16,000	365,600
Steelcase, Inc., Class A	743	7,437
Sykes Enterprises, Inc. *	329	4,481
Team, Inc. *	369	12,096
Tetra Tech, Inc. *	10,216	265,003
The Advisory Board Co. *	41,848	1,987,780
The Brink’s Co.	692	18,207
The Corporate Executive Board Co.	36,574	1,644,367
The Geo Group, Inc.	872	24,172
TrueBlue, Inc. *	715	9,331
UniFirst Corp.	132	9,183
United Stationers, Inc.	25,932	752,547
Viad Corp.	380	8,060

		9,806,912

Consumer Durables & Apparel 4.1%
American Greetings Corp., Class A	595	10,216
Arctic Cat, Inc. *	229	8,306
Blyth, Inc.	86	1,964
Brunswick Corp.	1,185	27,954
Callaway Golf Co.	1,416	7,731
Columbia Sportswear Co.	228	12,859
Crocs, Inc. *	1,321	16,645
Ethan Allen Interiors, Inc.	459	13,499
Fifth & Pacific Cos., Inc. *	1,271	13,956
G-III Apparel Group Ltd. *	361	13,343
Harman International Industries, Inc.	37,550	1,574,472
Helen of Troy Ltd. *	19,987	604,007
Iconix Brand Group, Inc. *	627	11,606
iRobot Corp. *	262	4,708
JAKKS Pacific, Inc.	714	9,218
KB Home	1,166	18,633
La-Z-Boy, Inc. *	318	5,158
LeapFrog Enterprises, Inc. *	1,107	9,786
M.D.C. Holdings, Inc.	49,019	1,874,487
Maidenform Brands, Inc. *	486	9,093
Meritage Homes Corp. *	482	17,824
Movado Group, Inc.	8,934	283,118
NACCO Industries, Inc., Class A	44	2,228
Oxford Industries, Inc.	5,434	301,478
Perry Ellis International, Inc. *	402	8,297
Quiksilver, Inc. *	989	3,165
Skechers U.S.A., Inc., Class A *	669	11,105
Skullcandy, Inc. *	320	3,875
Smith & Wesson Holding Corp. *	945	9,072
Standard Pacific Corp. *	1,079	7,445
Steven Madden Ltd. *	473	20,301
Sturm, Ruger & Co., Inc.	143	6,754
Tempur-Pedic International, Inc. *	32,479	858,745
The Jones Group, Inc.	796	9,401
The Ryland Group, Inc.	611	20,695
The Warnaco Group, Inc. *	5,887	415,504
True Religion Apparel, Inc.	421	10,799
Tumi Holdings, Inc. *	192	4,301
Vera Bradley, Inc. *	351	10,463
Wolverine World Wide, Inc.	530	22,191
Zagg, Inc. *	740	5,313

		6,279,715

14 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Services 5.8%
AFC Enterprises, Inc. *	295	7,469
American Public Education, Inc. *	344	12,532
Ameristar Casinos, Inc.	577	10,530
Ascent Capital Group, Inc., Class A *	89	5,291
Biglari Holdings, Inc. *	11	3,890
BJ’s Restaurants, Inc. *	28,557	943,809
Bob Evans Farms, Inc.	412	15,685
Boyd Gaming Corp. *	838	5,171
Bravo Brio Restaurant Group, Inc. *	556	7,339
Bridgepoint Education, Inc. *	169	1,690
Buffalo Wild Wings, Inc. *	278	21,114
Caesars Entertainment Corp. *	198	1,146
Capella Education Co. *	265	8,273
Caribou Coffee Co., Inc. *	488	5,841
CEC Entertainment, Inc.	15,532	481,492
Choice Hotels International, Inc.	5,400	168,966
Churchill Downs, Inc.	78	5,096
Coinstar, Inc. *	24,645	1,156,836
Corinthian Colleges, Inc. *	1,452	3,964
Cracker Barrel Old Country Store, Inc.	275	17,504
Denny’s Corp. *	1,027	4,724
DineEquity, Inc. *	126	7,900
Domino’s Pizza, Inc.	623	25,306
Grand Canyon Education, Inc. *	84,971	1,848,969
Hillenbrand, Inc.	654	13,387
International Speedway Corp., Class A	500	12,750
Interval Leisure Group, Inc.	313	5,966
Jack In The Box, Inc. *	629	16,360
K12, Inc. *	484	9,908
Krispy Kreme Doughnuts, Inc. *	638	4,740
LIFE TIME FITNESS, Inc. *	580	26,036
Lincoln Educational Services Corp.	751	2,786
Marriott Vacations Worldwide Corp. *	253	9,953
Matthews International Corp., Class A	16,510	474,993
Multimedia Games Holding Co., Inc. *	642	10,208
Orient-Express Hotels Ltd., Class A *	45,014	528,014
Papa John’s International, Inc. *	324	17,276
Pinnacle Entertainment, Inc. *	404	5,155
Red Robin Gourmet Burgers, Inc. *	30,296	1,011,886
Regis Corp.	927	15,444
Ruby Tuesday, Inc. *	766	5,531
Ryman Hospitality Properties *	427	16,657
Scientific Games Corp., Class A *	564	4,642
SHFL Entertainment, Inc. *	798	11,276
Six Flags Entertainment Corp.	535	30,554
Sonic Corp. *	749	7,468
Sotheby’s	713	22,196
Steiner Leisure Ltd. *	4,992	219,249
Stewart Enterprises, Inc., Class A	708	5,501
Strayer Education, Inc.	108	6,206
Texas Roadhouse, Inc.	92,080	1,499,062
The Cheesecake Factory, Inc.	815	26,944
Universal Technical Institute, Inc.	534	6,846
Vail Resorts, Inc.	346	19,646
WMS Industries, Inc. *	624	10,252

		8,827,429

Diversified Financials 3.7%
Apollo Investment Corp.	2,835	22,538
Arlington Asset Investment Corp., Class A	355	7,899
Artio Global Investors, Inc.	947	2,254
BGC Partners, Inc., Class A	949	4,441
BlackRock Kelso Capital Corp.	1,294	12,953
Cash America International, Inc.	385	15,050
Cohen & Steers, Inc.	135	3,779
Credit Acceptance Corp. *	80	6,532
DFC Global Corp. *	729	12,284
Duff & Phelps Corp., Class A	662	8,229
Evercore Partners, Inc., Class A	390	10,881
Ezcorp, Inc., Class A *	574	11,285
Fifth Street Finance Corp.	1,407	15,350
Financial Engines, Inc. *	721	17,311
First Cash Financial Services, Inc. *	374	16,703
FXCM, Inc., Class A	320	2,880
GFI Group, Inc.	943	2,980
Gladstone Capital Corp.	710	6,319
Gladstone Investment Corp.	774	5,728
Green Dot Corp., Class A *	689	7,021
Greenhill & Co., Inc.	26,949	1,286,006
GSV Capital Corp. *	173	1,348
Hercules Technology Growth Capital, Inc.	939	10,141
HFF, Inc., Class A *	301	4,193
Horizon Technology Finance Corp.	383	6,247
INTL FCStone, Inc. *	177	3,280
Investment Technology Group, Inc. *	987	8,330
KBW, Inc.	618	10,042
KCAP Financial, Inc.	861	7,809
Knight Capital Group, Inc., Class A *	1,669	4,389
Main Street Capital Corp.	456	13,694
Manning & Napier, Inc.	477	6,206
MarketAxess Holdings, Inc.	468	14,620
Marlin Business Services Corp.	14,500	327,555
MCG Capital Corp.	1,016	4,735
Medallion Financial Corp.	469	5,867
Medley Capital Corp.	614	8,842
MVC Capital, Inc.	721	8,912
Nelnet, Inc., Class A	172	4,198
Netspend Holdings, Inc. *	723	7,743
New Mountain Finance Corp.	482	7,225
PennantPark Investment Corp.	1,201	13,211
PHH Corp. *	779	16,211
PICO Holdings, Inc. *	409	9,055
Piper Jaffray Cos., Inc. *	351	9,424
Prospect Capital Corp.	1,919	22,721
Safeguard Scientifics, Inc. *	419	6,641
Solar Capital Ltd.	608	13,862
Solar Senior Capital Ltd.	207	3,635
Stifel Financial Corp. *	52,124	1,652,331
THL Credit, Inc.	388	5,537
TICC Capital Corp.	806	8,366
Triangle Capital Corp.	472	12,286
Virtus Investment Partners, Inc. *	53	5,088
Waddell & Reed Financial, Inc., Class A	57,946	1,931,340
Walter Investment Management Corp. *	318	15,369

See financial notes 15

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
World Acceptance Corp. *	180	12,017

		5,680,893

Energy 5.5%
Alon USA Energy, Inc.	425	5,580
Amyris, Inc. *	611	1,570
Apco Oil & Gas International, Inc.	55	699
Approach Resources, Inc. *	210	5,172
Arch Coal, Inc.	2,625	20,895
Basic Energy Services, Inc. *	520	5,403
Berry Petroleum Co., Class A	613	23,607
Bill Barrett Corp. *	690	15,808
Bonanza Creek Energy, Inc. *	16,000	396,320
BPZ Resources, Inc. *	1,313	3,781
Bristow Group, Inc.	7,745	386,630
C&J Energy Services, Inc. *	525	10,175
Callon Petroleum Co. *	775	4,433
Carrizo Oil & Gas, Inc. *	686	18,399
Clayton Williams Energy, Inc. *	52	2,202
Clean Energy Fuels Corp. *	957	10,958
Cloud Peak Energy, Inc. *	70,601	1,489,681
Comstock Resources, Inc. *	102,615	1,756,769
Contango Oil & Gas Co. *	23,665	1,163,371
Crosstex Energy, Inc.	733	10,027
CVR Energy, Inc. *	322	11,834
Dril-Quip, Inc. *	532	36,846
Endeavour International Corp. *	440	3,194
Energy XXI (Bermuda) Ltd.	1,071	35,450
EPL Oil & Gas, Inc. *	533	11,534
Exterran Holdings, Inc. *	749	14,965
Forest Oil Corp. *	1,042	7,898
Forum Energy Technologies, Inc. *	266	5,934
Frontline Ltd. *	849	2,691
FX Energy, Inc. *	805	3,888
Geospace Technologies Corp. *	96	6,214
Goodrich Petroleum Corp. *	564	6,954
Green Plains Renewable Energy, Inc. *	707	5,465
Gulf Island Fabrication, Inc.	137	3,251
GulfMark Offshore, Inc., Class A *	448	14,479
Gulfport Energy Corp. *	631	20,937
Halcon Resources Corp. *	21,575	139,590
Harvest Natural Resources, Inc. *	1,055	9,210
Heckmann Corp. *	1,174	4,109
Helix Energy Solutions Group, Inc. *	1,127	19,486
Hercules Offshore, Inc. *	1,181	5,622
Hornbeck Offshore Services, Inc. *	476	16,489
ION Geophysical Corp. *	1,487	9,606
Key Energy Services, Inc. *	1,733	11,334
Knightsbridge Tankers Ltd.	860	5,478
Kodiak Oil & Gas Corp. *	56,262	519,861
Lufkin Industries, Inc.	337	16,853
Magnum Hunter Resources Corp. *	1,297	4,955
Matrix Service Co. *	655	6,871
McMoRan Exploration Co. *	1,169	13,946
Mitcham Industries, Inc. *	316	4,282
Newpark Resources, Inc. *	976	6,627
Nordic American Tankers Ltd.	851	7,148
Northern Oil & Gas, Inc. *	674	10,218
Oasis Petroleum, Inc. *	9,713	285,271
Overseas Shipholding Group, Inc.	539	604
Parker Drilling Co. *	1,022	4,425
PDC Energy, Inc. *	405	12,259
Penn Virginia Corp.	16,403	74,142
PetroQuest Energy, Inc. *	764	4,660
PHI, Inc. - Non Voting Shares *	154	4,819
Pioneer Energy Services Corp. *	762	5,029
Precision Drilling Corp. *	83,840	603,648
Quicksilver Resources, Inc. *	828	3,204
Rentech, Inc. *	2,658	6,858
Resolute Energy Corp. *	676	6,003
Rex Energy Corp. *	792	10,486
Rosetta Resources, Inc. *	7,527	346,543
Scorpio Tankers, Inc. *	32,700	178,215
SEACOR Holdings, Inc. *	5,000	438,550
SemGroup Corp., Class A *	637	24,614
Ship Finance International Ltd.	846	13,011
Solazyme, Inc. *	249	2,017
Stone Energy Corp. *	671	15,829
Swift Energy Co. *	615	10,277
T.G.C. Industries, Inc. *	707	5,204
Targa Resources Corp.	259	13,191
Teekay Tankers Ltd., Class A	1,281	4,407
Tesco Corp. *	617	5,436
TETRA Technologies, Inc. *	724	3,873
Triangle Petroleum Corp. *	1,061	6,780
Union Drilling, Inc. *	979	6,354
Uranium Energy Corp. *	1,212	2,860
VAALCO Energy, Inc. *	727	5,940
W&T Offshore, Inc.	463	7,848
Western Refining, Inc.	722	17,956
Willbros Group, Inc. *	1,078	5,509

		8,470,521

Food & Staples Retailing 3.0%
Casey’s General Stores, Inc.	9,721	501,118
Harris Teeter Supermarkets, Inc.	589	22,058
PriceSmart, Inc.	5,784	480,014
Rite Aid Corp. *	5,385	6,247
Spartan Stores, Inc.	274	3,935
SUPERVALU, Inc.	1,788	5,561
Susser Holdings Corp. *	282	10,135
The Andersons, Inc.	312	12,255
The Fresh Market, Inc. *	28,451	1,613,456
The Pantry, Inc. *	590	7,826
United Natural Foods, Inc. *	36,408	1,938,362
Village Super Market, Inc., Class A	208	7,627
Weis Markets, Inc.	99	4,075

		4,612,669

Food, Beverage & Tobacco 2.2%
Annie’s, Inc. *	138	5,451
B&G Foods, Inc.	714	21,613
Cal-Maine Foods, Inc.	152	6,556
Central European Distribution Corp. *	1,113	2,872
Chiquita Brands International, Inc. *	1,036	7,470
Cott Corp. *	71,303	545,468
Darling International, Inc. *	1,618	26,746
Diamond Foods, Inc.	440	8,149
Dole Food Co., Inc. *	553	6,962
Fresh Del Monte Produce, Inc.	595	14,976

16 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
J&J Snack Foods Corp.	97	5,555
Lancaster Colony Corp.	278	20,233
Pilgrim’s Pride Corp. *	845	4,757
Post Holdings, Inc. *	8,073	254,703
Sanderson Farms, Inc.	338	15,308
Smart Balance, Inc. *	28,948	344,481
Snyders-Lance, Inc.	733	18,574
Star Scientific, Inc. *	1,181	3,578
The Boston Beer Co., Inc., Class A *	137	14,738
The Hain Celestial Group, Inc. *	5,729	331,136
Tootsie Roll Industries, Inc.	27,215	725,280
TreeHouse Foods, Inc. *	16,446	880,683
Universal Corp.	361	17,891
Vector Group Ltd.	836	13,761

		3,296,941

Health Care Equipment & Services 9.9%
Abaxis, Inc. *	408	15,006
ABIOMED, Inc. *	597	11,833
Acadia Healthcare Co., Inc. *	13,490	277,489
Accretive Health, Inc. *	626	7,381
Accuray, Inc. *	991	6,897
Air Methods Corp. *	3,736	409,578
Align Technology, Inc. *	940	24,985
Almost Family, Inc. *	319	6,613
Amedisys, Inc. *	709	7,827
AmSurg Corp. *	21,625	616,745
Analogic Corp.	25,184	1,855,053
AngioDynamics, Inc. *	540	5,794
Antares Pharma, Inc. *	750	2,858
ArthroCare Corp. *	454	13,656
athenahealth, Inc. *	20,597	1,324,181
Atrion Corp.	18	3,658
Bio-Reference Laboratories, Inc. *	508	14,102
BioScrip, Inc. *	788	7,257
Cantel Medical Corp.	196	5,098
Centene Corp. *	677	25,712
Chemed Corp.	304	20,444
Computer Programs & Systems, Inc.	209	10,201
Conceptus, Inc. *	428	8,064
CONMED Corp.	474	13,111
CorVel Corp. *	6,800	289,204
Cyberonics, Inc. *	8,249	381,516
Cynosure, Inc., Class A *	56	1,475
DexCom, Inc. *	118,271	1,549,350
Emeritus Corp. *	252	5,657
Endologix, Inc. *	998	13,433
ExamWorks Group, Inc. *	297	4,164
Gentiva Health Services, Inc. *	688	6,467
Greatbatch, Inc. *	463	10,177
Haemonetics Corp. *	3,563	291,097
Hanger, Inc. *	606	15,362
Health Management Associates, Inc., Class A *	188,077	1,372,962
HealthSouth Corp. *	1,124	24,874
HealthStream, Inc. *	6,136	156,713
Healthways, Inc. *	898	8,738
HeartWare International, Inc. *	144	12,093
HMS Holdings Corp. *	64,576	1,491,060
ICU Medical, Inc. *	16,134	957,230
Insulet Corp. *	593	12,578
Integra LifeSciences Holdings Corp. *	303	11,590
Invacare Corp.	587	8,013
IPC The Hospitalist Co., Inc. *	160	5,518
Kindred Healthcare, Inc. *	372	3,646
Landauer, Inc.	74	4,288
LHC Group, Inc. *	471	8,252
Magellan Health Services, Inc. *	249	12,487
MAKO Surgical Corp. *	590	8,939
Masimo Corp. *	717	15,752
MedAssets, Inc. *	683	12,110
Medidata Solutions, Inc. *	315	13,236
Mediware Information Systems *	257	5,639
Merge Healthcare, Inc. *	1,173	4,000
Meridian Bioscience, Inc.	687	13,568
Merit Medical Systems, Inc. *	791	11,422
Metropolitan Health Networks, Inc. *	514	5,618
Molina Healthcare, Inc. *	333	8,348
MWI Veterinary Supply, Inc. *	3,307	347,301
National Healthcare Corp.	93	4,429
Natus Medical, Inc. *	707	7,989
Neogen Corp. *	172	7,360
NuVasive, Inc. *	555	8,003
NxStage Medical, Inc. *	678	7,594
Omnicell, Inc. *	632	9,215
OraSure Technologies, Inc. *	921	8,344
Orthofix International N.V. *	107	4,244
Owens & Minor, Inc.	910	25,908
PharMerica Corp. *	487	5,951
PSS World Medical, Inc. *	815	23,325
Quality Systems, Inc.	584	10,191
Quidel Corp. *	11,507	201,718
Rockwell Medical, Inc. *	418	3,005
Select Medical Holdings Corp. *	656	6,947
Spectranetics Corp. *	680	9,901
STAAR Surgical Co. *	395	2,544
STERIS Corp.	12,218	435,083
Sun Healthcare Group, Inc. *	971	8,215
Sunrise Senior Living, Inc. *	817	11,757
SurModics, Inc. *	218	3,920
Symmetry Medical, Inc. *	969	8,876
Team Health Holdings, Inc. *	6,609	175,866
Teleflex, Inc.	22,824	1,550,891
The Ensign Group, Inc.	165	4,811
The Providence Service Corp. *	286	2,917
Triple-S Management Corp., Class B *	424	7,649
U.S. Physical Therapy, Inc.	16,100	429,870
Universal American Corp. *	375	3,390
Vascular Solutions, Inc. *	200	3,014
Volcano Corp. *	9,104	260,556
WellCare Health Plans, Inc. *	451	21,468
West Pharmaceutical Services, Inc.	423	22,787
Wright Medical Group, Inc. *	704	14,305

		15,109,463

Household & Personal Products 0.0%
Central Garden & Pet Co., Class A *	440	4,959
Elizabeth Arden, Inc. *	249	11,748
Medifast, Inc. *	317	8,090
Orchids Paper Products Co.	165	3,166
Prestige Brands Holdings, Inc. *	755	13,129
Spectrum Brands Holdings, Inc. *	336	15,285

See financial notes 17

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
USANA Health Sciences, Inc. *	138	5,953
WD-40 Co.	99	4,738

		67,068

Insurance 1.4%
Alterra Capital Holdings Ltd.	1,229	30,024
American Equity Investment Life Holding Co.	1,010	11,625
American Safety Insurance Holdings Ltd. *	353	5,951
AMERISAFE, Inc. *	14,781	388,001
AmTrust Financial Services, Inc.	485	11,737
Argo Group International Holdings Ltd.	467	16,065
Assured Guaranty Ltd.	21,100	293,079
Citizens, Inc. *	419	4,270
CNO Financial Group, Inc.	2,377	22,772
eHealth, Inc. *	437	9,483
Employers Holdings, Inc.	690	12,592
Enstar Group Ltd. *	83	8,300
FBL Financial Group, Inc., Class A	152	5,188
First American Financial Corp.	1,317	29,962
Flagstone Reinsurance Holdings S.A.	502	4,438
Greenlight Capital Re Ltd., Class A *	491	12,545
Hilltop Holdings, Inc. *	635	8,630
Horace Mann Educators Corp.	728	13,985
Infinity Property & Casualty Corp.	74	4,226
Maiden Holdings Ltd.	628	5,307
Meadowbrook Insurance Group, Inc.	979	5,502
Montpelier Re Holdings Ltd.	694	15,872
National Financial Partners Corp. *	758	13,909
OneBeacon Insurance Group Ltd., Class A	638	8,613
Platinum Underwriters Holdings Ltd.	10,492	465,845
Presidential Life Corp.	567	7,927
Primerica, Inc.	19,787	559,181
RLI Corp.	269	18,340
Safety Insurance Group, Inc.	100	4,635
Seabright Holdings, Inc.	692	7,591
Selective Insurance Group, Inc.	861	15,920
Stewart Information Services Corp.	419	9,771
Symetra Financial Corp.	1,224	14,627
The Navigators Group, Inc. *	89	4,724
Tower Group, Inc.	623	11,226
United Fire Group, Inc.	216	5,134

		2,066,997

Materials 2.5%
A. M. Castle & Co. *	579	7,035
A. Schulman, Inc.	536	13,754
AK Steel Holding Corp.	2,009	10,125
AMCOL International Corp.	426	13,453
American Vanguard Corp.	9,604	343,151
AptarGroup, Inc.	10,300	528,184
Arabian American Development Co. *	682	5,824
Balchem Corp.	442	15,395
Boise, Inc.	1,320	11,075
Buckeye Technologies, Inc.	577	15,117
Calgon Carbon Corp. *	747	9,255
Century Aluminum Co. *	969	6,928
Chemtura Corp. *	1,191	18,973
Clearwater Paper Corp. *	378	14,946
Coeur d’Alene Mines Corp. *	1,298	40,121
Deltic Timber Corp.	7,966	540,573
Eagle Materials, Inc.	659	34,907
Ferro Corp. *	1,023	2,691
Flotek Industries, Inc. *	880	9,777
FutureFuel Corp.	348	4,103
General Moly, Inc. *	1,289	4,769
Georgia Gulf Corp.	447	15,819
Globe Specialty Metals, Inc.	678	10,190
Gold Resource Corp.	374	6,253
Golden Star Resources Ltd. *	2,257	4,514
Graphic Packaging Holding Co. *	1,530	9,058
Greif, Inc., Class A	7,000	293,720
H.B. Fuller Co.	728	22,131
Haynes International, Inc.	111	5,626
Hecla Mining Co.	2,963	19,497
Horsehead Holding Corp. *	873	7,901
Innophos Holdings, Inc.	339	16,153
Innospec, Inc. *	12,859	416,375
Kaiser Aluminum Corp.	195	11,813
KapStone Paper & Packaging Corp. *	645	14,171
Koppers Holdings, Inc.	8,648	308,734
Kraton Performance Polymers, Inc. *	526	11,477
Landec Corp. *	585	6,330
Louisiana-Pacific Corp. *	1,943	30,680
LSB Industries, Inc. *	330	13,289
Materion Corp.	153	3,205
McEwen Mining, Inc. *	2,019	9,812
Minerals Technologies, Inc.	149	10,677
Myers Industries, Inc.	598	8,868
Neenah Paper, Inc.	178	4,610
Noranda Aluminum Holding Corp.	508	3,114
Olin Corp.	1,038	21,528
OM Group, Inc. *	512	10,358
P.H. Glatfelter Co.	627	11,167
PolyOne Corp.	832	15,750
Quaker Chemical Corp.	100	5,299
Resolute Forest Products *	574	7,003
RTI International Metals, Inc. *	532	12,124
Schnitzer Steel Industries, Inc., Class A	373	10,634
Schweitzer-Mauduit International, Inc.	284	9,949
Sensient Technologies Corp.	8,588	312,432
Stepan Co.	50	4,790
Stillwater Mining Co. *	1,215	12,648
SunCoke Energy, Inc. *	1,128	18,127
Texas Industries, Inc. *	321	13,845
TPC Group, Inc. *	140	6,297
Tredegar Corp.	361	6,126
Wausau Paper Corp.	1,052	8,700
Worthington Industries, Inc.	699	15,112
Zep, Inc.	28,564	409,322
Zoltek Cos., Inc. *	696	4,768

		3,830,152

Media 2.7%
Arbitron, Inc.	19,930	724,655
Belo Corp., Class A	789	5,902
Carmike Cinemas, Inc. *	563	7,668

18 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Central European Media Enterprises Ltd., Class A *	775	4,154
Digital Generation, Inc. *	964	8,965
Entercom Communications Corp., Class A *	797	5,188
Fisher Communications, Inc.	222	5,603
Harte-Hanks, Inc.	433	2,412
Lions Gate Entertainment Corp. *	20,548	342,741
Live Nation Entertainment, Inc. *	1,257	11,502
Meredith Corp.	551	18,442
Morningstar, Inc.	22,952	1,445,517
National CineMedia, Inc.	417	6,447
Scholastic Corp.	454	14,977
Sinclair Broadcast Group, Inc., Class A	709	8,933
The E.W. Scripps Co., Class A *	132,232	1,402,981
The New York Times Co., Class A *	1,084	8,867
Valassis Communications, Inc. *	705	18,344
World Wrestling Entertainment, Inc., Class A	1,030	8,333

		4,051,631

Pharmaceuticals, Biotechnology & Life Sciences 2.6%
Achillion Pharmaceuticals, Inc. *	937	8,845
Acorda Therapeutics, Inc. *	622	14,897
Affymax, Inc. *	16,937	385,994
Affymetrix, Inc. *	895	2,837
Akorn, Inc. *	22,272	267,487
Alkermes plc *	17,282	320,235
Alnylam Pharmaceuticals, Inc. *	844	13,647
AMAG Pharmaceuticals, Inc. *	395	6,115
Arena Pharmaceuticals, Inc. *	2,838	22,449
ArQule, Inc. *	769	1,930
Array BioPharma, Inc. *	72	298
Auxilium Pharmaceuticals, Inc. *	772	15,811
AVANIR Pharmaceuticals, Inc., Class A *	1,614	4,616
AVEO Pharmaceuticals, Inc. *	805	6,142
BioDelivery Sciences International, Inc. *	653	3,337
Cadence Pharmaceuticals, Inc. *	1,048	3,710
Cambrex Corp. *	771	9,314
Celldex Therapeutics, Inc. *	303	1,670
Cepheid, Inc. *	815	24,703
Charles River Laboratories International, Inc. *	22,700	847,164
Cubist Pharmaceuticals, Inc. *	7,062	302,960
Curis, Inc. *	2,066	7,871
Dendreon Corp. *	2,516	9,561
DepoMed, Inc. *	835	4,718
Dynavax Technologies Corp. *	2,128	8,810
Emergent Biosolutions, Inc. *	676	8,984
Endocyte, Inc. *	935	8,948
Enzon Pharmaceuticals, Inc. *	1,295	8,508
Exact Sciences Corp. *	1,113	10,529
Exelixis, Inc. *	1,072	5,092
Fluidigm Corp. *	308	4,648
Genomic Health, Inc. *	321	10,031
Halozyme Therapeutics, Inc. *	1,180	6,242
Hi-Tech Pharmacal Co., Inc. *	157	4,922
ICON plc Sponsored ADR *	37,800	889,812
Idenix Pharmaceuticals, Inc. *	816	2,905
ImmunoGen, Inc. *	737	8,166
Immunomedics, Inc. *	1,236	4,091
Impax Laboratories, Inc. *	631	13,409
Infinity Pharmaceuticals, Inc. *	193	4,321
InterMune, Inc. *	846	6,726
Ironwood Pharmaceuticals, Inc. *	1,036	12,049
Isis Pharmaceuticals, Inc. *	1,124	9,723
Jazz Pharmaceuticals plc *	482	25,898
Lexicon Pharmaceuticals, Inc. *	596	1,234
Luminex Corp. *	628	10,098
MannKind Corp. *	1,477	2,792
MAP Pharmaceuticals, Inc. *	588	9,067
Maxygen, Inc.	1,283	3,130
Medicis Pharmaceutical Corp., Class A	748	32,471
Momenta Pharmaceuticals, Inc. *	705	8,939
Myriad Genetics, Inc. *	11,100	290,487
Nektar Therapeutics *	1,261	11,349
Neurocrine Biosciences, Inc. *	976	7,154
NPS Pharmaceuticals, Inc. *	1,057	9,767
Obagi Medical Products, Inc. *	568	7,003
Oncothyreon, Inc. *	1,086	5,517
Opko Health, Inc. *	837	3,582
Optimer Pharmaceuticals, Inc. *	740	7,060
PAREXEL International Corp. *	878	26,946
PDL Biopharma, Inc.	1,198	8,925
Pharmacyclics, Inc. *	671	40,978
Progenics Pharmaceuticals, Inc. *	448	1,277
Questcor Pharmaceuticals, Inc.	697	17,760
Raptor Pharmaceutical Corp. *	1,137	5,287
Rigel Pharmaceuticals, Inc. *	997	8,883
Sagent Pharmaceuticals, Inc. *	206	3,106
Santarus, Inc. *	834	7,614
Seattle Genetics, Inc. *	1,184	29,789
Sequenom, Inc. *	1,119	3,480
Spectrum Pharmaceuticals, Inc. *	952	10,624
Synageva BioPharma Corp. *	106	4,482
Synta Pharmaceuticals Corp. *	1,116	8,783
Targacept, Inc. *	303	1,236
The Medicines Co. *	692	15,169
Theravance, Inc. *	732	16,477
Threshold Pharmaceuticals, Inc. *	63	259
Transcept Pharmaceuticals, Inc. *	554	2,820
Trius Therapeutics, Inc. *	1,148	6,291
Vical, Inc. *	1,240	4,228
ViroPharma, Inc. *	980	24,745
VIVUS, Inc. *	1,365	20,338
ZIOPHARM Oncology, Inc. *	1,259	5,930

		4,025,202

Real Estate 4.3%
Acadia Realty Trust	696	17,873
AG Mortgage Investment Trust, Inc.	427	10,227
Agree Realty Corp.	205	5,174
Alexander’s, Inc.	13	5,771
American Assets Trust, Inc.	432	11,737
American Capital Mortgage Investment Corp.	640	15,955
American Realty Capital Trust, Inc.	1,499	16,894
Anworth Mortgage Asset Corp.	921	5,655

See financial notes 19

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Apollo Commercial Real Estate Finance, Inc.	505	8,540
Apollo Residential Mortgage, Inc.	505	11,196
Ares Commercial Real Estate Corp.	413	6,971
ARMOUR Residential REIT, Inc.	2,884	20,765
Ashford Hospitality Trust	944	8,109
Associated Estates Realty Corp.	936	14,031
Campus Crest Communities, Inc.	29,254	324,427
CapLease, Inc.	1,754	8,998
Capstead Mortgage Corp.	1,033	12,727
Cedar Realty Trust, Inc.	1,016	5,375
Chesapeake Lodging Trust	622	11,725
Colonial Properties Trust	1,155	24,983
Colony Financial, Inc.	628	12,566
Coresite Realty Corp.	441	10,024
Cousins Properties, Inc.	947	7,964
CreXus Investment Corp.	1,040	11,700
CubeSmart	1,762	23,117
CYS Investments, Inc.	1,863	25,001
DCT Industrial Trust, Inc.	2,844	18,344
DiamondRock Hospitality Co.	37,258	315,948
DuPont Fabros Technology, Inc.	889	19,078
Dynex Capital, Inc.	1,211	12,013
EastGroup Properties, Inc.	404	21,032
Education Realty Trust, Inc.	1,165	12,267
Entertainment Properties Trust	618	27,470
Equity One, Inc.	813	16,992
Excel Trust, Inc.	688	8,462
FelCor Lodging Trust, Inc. *	1,063	4,677
First Industrial Realty Trust, Inc. *	851	11,361
First Potomac Realty Trust	864	10,290
Forestar Group, Inc. *	464	7,429
Franklin Street Properties Corp.	1,246	14,217
Getty Realty Corp.	550	10,070
Gladstone Commercial Corp.	236	4,349
Glimcher Realty Trust	1,953	20,838
Government Properties Income Trust	586	13,003
Healthcare Realty Trust, Inc.	1,046	24,570
Hersha Hospitality Trust	1,259	5,754
Highwoods Properties, Inc.	905	29,186
Hudson Pacific Properties, Inc.	611	11,591
Inland Real Estate Corp.	1,250	10,212
Invesco Mortgage Capital, Inc.	1,384	29,659
Investors Real Estate Trust	823	6,930
iStar Financial, Inc. *	1,083	9,455
Kennedy-Wilson Holdings, Inc.	329	4,672
LaSalle Hotel Properties	64,694	1,548,774
Lexington Realty Trust	1,146	10,875
LTC Properties, Inc.	485	16,010
Mack-Cali Realty Corp.	10,200	265,098
Medical Properties Trust, Inc.	1,253	14,384
Monmouth Real Estate Investment Corp., Class A	752	8,347
National Health Investors, Inc.	197	10,522
New York Mortgage Trust, Inc.	993	6,802
NorthStar Realty Finance Corp.	1,614	10,604
Omega Healthcare Investors, Inc.	1,468	33,676
Parkway Properties, Inc.	404	5,563
Pebblebrook Hotel Trust	785	16,658
Pennsylvania Real Estate Investment Trust	932	15,406
PennyMac Mortgage Investment Trust	556	14,145
Potlatch Corp.	420	16,162
PS Business Parks, Inc.	150	9,619
RAIT Financial Trust	1,484	8,281
Ramco-Gershenson Properties Trust	811	10,511
Redwood Trust, Inc.	81,754	1,274,545
Resource Capital Corp.	1,460	8,556
Retail Opportunity Investments Corp.	927	11,736
RLJ Lodging Trust	1,078	19,210
Rouse Properties, Inc.	488	7,349
Sabra Health Care REIT, Inc.	722	16,043
Saul Centers, Inc.	205	8,870
Select Income REIT	328	8,105
Sovran Self Storage, Inc.	415	23,987
STAG Industrial, Inc.	666	11,535
Starwood Property Trust, Inc.	1,427	32,707
Strategic Hotels & Resorts, Inc. *	1,779	9,767
Summit Hotel Properties, Inc.	33,710	278,445
Sun Communities, Inc.	354	14,861
Sunstone Hotel Investors, Inc. *	1,227	12,123
Tejon Ranch Co. *	159	4,760
Terreno Realty Corp.	299	4,563
Two Harbors Investment Corp.	3,185	37,997
Universal Health Realty Income Trust	106	5,241
Urstadt Biddle Properties, Inc., Class A	224	4,243
Washington Real Estate Investment Trust	714	18,357
Western Asset Mortgage Capital Corp.	505	10,832
Whitestone REIT, Class B	404	5,442
Zillow, Inc. *	39,447	1,473,740

		6,641,825

Retailing 5.6%
Aeropostale, Inc. *	1,044	12,476
ANN, Inc. *	10,641	374,138
Asbury Automotive Group, Inc. *	518	16,431
Ascena Retail Group, Inc. *	25,200	498,960
Barnes & Noble, Inc. *	342	5,759
Bebe Stores, Inc.	766	3,102
Blue Nile, Inc. *	112	4,230
Body Central Corp. *	677	6,763
Brown Shoe Co., Inc.	764	12,056
Cabela’s, Inc. *	6,184	277,105
Chico’s FAS, Inc.	118,937	2,212,228
Core-Mark Holding Co., Inc.	105	5,026
Destination Maternity Corp.	415	7,868
Express, Inc. *	813	9,049
Francesca’s Holdings Corp. *	331	9,774
Fred’s, Inc., Class A	34,210	463,545
Genesco, Inc. *	345	19,768
Group 1 Automotive, Inc.	250	15,503
Hibbett Sports, Inc. *	5,504	297,161
Hot Topic, Inc.	623	5,358
HSN, Inc.	580	30,172
Jos. A. Bank Clothiers, Inc. *	408	19,090
Kirkland’s, Inc. *	479	4,594
Lithia Motors, Inc., Class A	353	12,073
Lumber Liquidators Holdings, Inc. *	444	24,784
Monro Muffler Brake, Inc.	33,227	1,127,060
Nutrisystem, Inc.	811	7,810

20 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Office Depot, Inc. *	1,755	4,352
OfficeMax, Inc.	1,012	7,438
Penske Automotive Group, Inc.	689	21,083
PetMed Express, Inc.	701	7,641
Pier 1 Imports, Inc.	1,187	24,215
Pool Corp.	614	25,862
Rent-A-Center, Inc.	645	21,498
rue21, Inc. *	288	8,672
Saks, Inc. *	932	9,581
Select Comfort Corp. *	849	23,628
Shutterfly, Inc. *	572	17,309
Sonic Automotive, Inc., Class A	732	14,201
Stage Stores, Inc.	28,186	690,557
Stein Mart, Inc. *	603	4,740
The Buckle, Inc.	219	9,892
The Cato Corp., Class A	27,166	770,971
The Children’s Place Retail Stores, Inc. *	385	22,496
The Finish Line, Inc., Class A	661	13,752
The Men’s Wearhouse, Inc.	598	19,608
The Pep Boys - Manny, Moe & Jack	705	7,043
Tilly’s, Inc., Class A *	145	2,340
Tractor Supply Co.	7,400	712,176
Tuesday Morning Corp. *	1,317	7,862
Ulta Salon, Cosmetics & Fragrance, Inc.	3,800	350,436
Vitamin Shoppe, Inc. *	4,984	285,284
VOXX International Corp. *	627	3,900
Zumiez, Inc. *	232	5,872

		8,574,292

Semiconductors & Semiconductor Equipment 1.2%
Advanced Energy Industries, Inc. *	853	10,074
Amkor Technology, Inc. *	1,019	4,402
Applied Micro Circuits Corp. *	734	4,257
ATMI, Inc. *	546	10,784
AXT, Inc. *	1,100	3,531
Brooks Automation, Inc.	992	7,162
Cabot Microelectronics Corp.	357	10,639
Cavium, Inc. *	10,886	361,198
CEVA, Inc. *	595	9,014
Cirrus Logic, Inc. *	931	37,948
Cymer, Inc. *	437	34,825
Diodes, Inc. *	365	5,533
Entegris, Inc. *	1,145	9,400
Entropic Communications, Inc. *	936	4,502
First Solar, Inc. *	980	23,824
FormFactor, Inc. *	1,114	5,080
GT Advanced Technologies, Inc. *	983	4,266
Hittite Microwave Corp. *	440	24,922
Inphi Corp. *	298	2,494
Integrated Device Technology, Inc. *	1,097	5,968
International Rectifier Corp. *	572	8,860
Intersil Corp., Class A	1,102	7,769
Lattice Semiconductor Corp. *	1,055	4,093
LTX-Credence Corp. *	1,167	6,500
Mellanox Technologies Ltd. *	3,400	261,698
MEMC Electronic Materials, Inc. *	2,534	6,386
Micrel, Inc.	970	9,399
Microsemi Corp. *	1,110	21,312
Mindspeed Technologies, Inc. *	764	2,605
MIPS Technologies, Inc. *	911	6,368
MKS Instruments, Inc.	747	17,652
Monolithic Power Systems, Inc. *	591	11,483
Nanometrics, Inc. *	628	8,641
OmniVision Technologies, Inc. *	900	12,870
PDF Solutions, Inc. *	584	7,732
Photronics, Inc. *	877	4,289
PLX Technology, Inc. *	904	3,914
Power Integrations, Inc.	23,015	680,784
Rambus, Inc. *	947	4,583
RF Micro Devices, Inc. *	2,375	10,474
Rubicon Technology, Inc. *	163	1,416
Rudolph Technologies, Inc. *	940	8,939
Semtech Corp. *	848	21,175
Sigma Designs, Inc. *	1,220	7,247
Silicon Image, Inc. *	1,158	5,095
Spansion, Inc., Class A *	809	8,972
STR Holdings, Inc. *	612	1,316
Tessera Technologies, Inc.	654	9,267
TriQuint Semiconductor, Inc. *	1,424	6,693
Ultratech, Inc. *	441	13,631
Veeco Instruments, Inc. *	483	14,828
Volterra Semiconductor Corp. *	399	7,250

		1,783,064

Software & Services 6.2%
Accelrys, Inc. *	24,770	221,691
ACI Worldwide, Inc. *	502	19,628
Actuate Corp. *	877	4,674
Acxiom Corp. *	852	15,549
Advent Software, Inc. *	537	11,653
Ancestry.com, Inc. *	231	7,300
Angie’s List, Inc. *	368	4,210
Aspen Technology, Inc. *	14,260	353,363
Bankrate, Inc. *	551	5,912
Blackbaud, Inc.	657	15,617
Blucora, Inc. *	750	13,162
Bottomline Technologies, Inc. *	10,260	240,084
BroadSoft, Inc. *	474	18,116
CACI International, Inc., Class A *	332	16,743
Cardtronics, Inc. *	652	18,523
CommVault Systems, Inc. *	30,796	1,923,826
comScore, Inc. *	700	9,919
Comverse Technology, Inc. *	1,972	12,995
Concur Technologies, Inc. *	3,700	245,051
Constant Contact, Inc. *	187	2,308
Convergys Corp.	1,645	27,652
CoreLogic, Inc. *	9,100	216,580
Cornerstone OnDemand, Inc. *	10,880	304,531
CoStar Group, Inc. *	3,480	288,492
CSG Systems International, Inc. *	466	9,604
DealerTrack Holdings, Inc. *	627	17,136
Dice Holdings, Inc. *	775	6,843
Digital River, Inc. *	679	9,737
EarthLink, Inc.	768	4,869
Ebix, Inc.	353	7,692
Ellie Mae, Inc. *	167	4,175
Envestnet, Inc. *	355	4,963
EPIQ Systems, Inc.	706	8,620
Euronet Worldwide, Inc. *	707	14,345
ExlService Holdings, Inc. *	420	12,449

See financial notes 21

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Fair Isaac Corp.	462	21,529
Forrester Research, Inc.	6,239	180,557
Global Cash Access Holdings, Inc. *	785	5,534
Guidance Software, Inc. *	23,500	286,230
Guidewire Software, Inc. *	192	5,883
Heartland Payment Systems, Inc.	587	15,309
Higher One Holdings, Inc. *	570	7,199
iGATE Corp. *	257	4,125
Interactive Intelligence Group, Inc. *	317	10,052
Internap Network Services Corp. *	869	5,953
InterXion Holding N.V. *	23,000	491,510
IntraLinks Holdings, Inc. *	807	4,511
j2 Global, Inc.	626	18,805
JDA Software Group, Inc. *	541	20,634
Kenexa Corp. *	401	18,430
Keynote Systems, Inc.	372	5,316
KIT Digital, Inc. *	838	2,330
Liquidity Services, Inc. *	238	9,813
LivePerson, Inc. *	533	8,363
LogMeIn, Inc. *	331	8,169
Manhattan Associates, Inc. *	221	13,260
ManTech International Corp., Class A	392	9,004
MAXIMUS, Inc.	15,082	832,225
Mentor Graphics Corp. *	1,019	15,815
MicroStrategy, Inc., Class A *	122	11,525
ModusLink Global Solutions, Inc. *	891	2,611
MoneyGram International, Inc. *	348	5,408
Monotype Imaging Holdings, Inc.	481	7,364
Monster Worldwide, Inc. *	941	5,853
Move, Inc. *	1,041	8,630
NetScout Systems, Inc. *	369	9,125
NetSuite, Inc. *	5,700	362,007
NIC, Inc.	407	5,820
OpenTable, Inc. *	363	17,050
Opnet Technologies, Inc.	132	5,601
Parametric Technology Corp. *	1,605	32,389
Pegasystems, Inc.	340	7,980
Progress Software Corp. *	788	15,539
PROS Holdings, Inc. *	257	4,968
QLIK Technologies, Inc. *	1,121	20,638
QuinStreet, Inc. *	551	3,372
RealPage, Inc. *	505	11,024
Responsys, Inc. *	889	7,948
Rosetta Stone, Inc. *	529	6,195
Saba Software, Inc. *	391	3,941
Sapient Corp. *	1,309	13,457
SciQuest, Inc. *	370	5,617
SeaChange International, Inc. *	681	6,163
ServiceSource International, Inc. *	362	3,262
Sourcefire, Inc. *	450	19,255
SS&C Technologies Holdings, Inc. *	511	12,279
Stamps.com, Inc. *	166	4,568
Synacor, Inc. *	391	2,143
Synchronoss Technologies, Inc. *	435	8,913
Syntel, Inc.	5,087	303,236
Take-Two Interactive Software, Inc. *	938	10,459
Tangoe, Inc. *	530	6,848
TeleNav, Inc. *	470	3,309
TeleTech Holdings, Inc. *	251	4,227
The Active Network, Inc. *	820	7,265
TiVo, Inc. *	997	10,120
TNS, Inc. *	238	3,408
Travelzoo, Inc. *	203	3,624
Tyler Technologies, Inc. *	7,166	342,606
Ultimate Software Group, Inc. *	7,642	774,593
Unisys Corp. *	643	10,963
United Online, Inc.	776	4,159
ValueClick, Inc. *	1,161	19,354
Verint Systems, Inc. *	391	10,663
Virnetx Holding Corp. *	369	11,088
Virtusa Corp. *	14,200	243,672
VistaPrint N.V. *	301	9,171
Vocus, Inc. *	319	5,662
Web.com Group, Inc. *	624	9,847
WebMD Health Corp. *	647	9,647
Websense, Inc. *	70,948	937,933
WEX, Inc. *	524	38,661
XO Group, Inc. *	1,010	8,130
Yelp, Inc. *	193	4,651
Zix Corp. *	1,368	3,967

		9,526,476

Technology Hardware & Equipment 5.4%
3D Systems Corp. *	532	23,142
Acme Packet, Inc. *	86,500	1,430,710
ADTRAN, Inc.	781	13,191
Aeroflex Holding Corp. *	348	2,213
Anaren, Inc. *	401	7,230
Anixter International, Inc.	400	23,448
Arris Group, Inc. *	1,232	16,928
Aruba Networks, Inc. *	73,629	1,337,839
Avid Technology, Inc. *	773	4,538
Badger Meter, Inc.	136	5,826
Benchmark Electronics, Inc. *	698	10,344
Black Box Corp.	134	2,937
CalAmp Corp. *	215	1,909
Calix, Inc. *	848	5,639
Checkpoint Systems, Inc. *	842	6,837
Ciena Corp. *	1,278	15,860
Cognex Corp.	553	20,162
Coherent, Inc. *	6,204	283,213
Comtech Telecommunications Corp.	372	9,363
Cray, Inc. *	899	10,941
Daktronics, Inc.	790	6,928
Diebold, Inc.	15,900	473,025
DTS, Inc. *	346	7,259
Electro Rent Corp.	245	3,851
Electro Scientific Industries, Inc.	263	2,809
Electronics for Imaging, Inc. *	400	6,944
Emulex Corp. *	794	5,526
Extreme Networks, Inc. *	1,418	4,623
Fabrinet *	249	2,398
FARO Technologies, Inc. *	117	4,703
FEI Co.	544	29,947
Finisar Corp. *	1,044	12,027
GSI Group, Inc. *	370	2,875
Harmonic, Inc. *	788	3,420
Imation Corp. *	1,184	5,411
Infinera Corp. *	804	3,956
Insight Enterprises, Inc. *	288	4,657
InterDigital, Inc.	644	24,530
Intermec, Inc. *	768	5,207
InvenSense, Inc. *	302	3,382

22 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ixia *	101,300	1,419,213
KEMET Corp. *	1,092	4,958
Littelfuse, Inc.	349	18,706
Loral Space & Communications, Inc.	67	5,270
Maxwell Technologies, Inc. *	653	4,251
Measurement Specialties, Inc. *	130	4,239
Mercury Computer Systems, Inc. *	573	4,696
Methode Electronics, Inc.	461	4,665
MTS Systems Corp.	10,524	530,515
Multi-Fineline Electronix, Inc. *	162	3,425
NETGEAR, Inc. *	42,442	1,507,115
Newport Corp. *	655	7,087
Oclaro, Inc. *	1,205	2,374
OCZ Technology Group, Inc. *	1,106	1,493
Oplink Communications, Inc. *	255	3,789
OSI Systems, Inc. *	4,337	343,707
Park Electrochemical Corp.	140	3,475
Plantronics, Inc.	614	19,918
Plexus Corp. *	494	13,294
Power-One, Inc. *	894	3,603
Procera Networks, Inc. *	283	6,410
QLogic Corp. *	849	7,964
Quantum Corp. *	1,535	1,612
RealD, Inc. *	770	7,199
Rofin-Sinar Technologies, Inc. *	393	7,157
Rogers Corp. *	112	4,414
Sanmina-SCI Corp. *	993	8,828
ScanSource, Inc. *	206	6,026
ShoreTel, Inc. *	692	3,066
Silicon Graphics International Corp. *	982	7,581
Sonus Networks, Inc. *	1,630	3,032
STEC, Inc. *	805	4,725
Stratasys, Inc. *	201	13,401
Super Micro Computer, Inc. *	549	4,343
Sycamore Networks, Inc.	352	2,035
Symmetricom, Inc. *	431	2,651
Synaptics, Inc. *	496	11,487
SYNNEX Corp. *	408	13,215
Tellabs, Inc.	2,907	8,488
TTM Technologies, Inc. *	856	7,704
Universal Display Corp. *	598	19,602
ViaSat, Inc. *	510	19,808
Zebra Technologies Corp., Class A *	10,700	384,451

		8,306,740

Telecommunication Services 0.1%
8x8, Inc. *	1,616	10,585
Cincinnati Bell, Inc. *	1,476	7,690
Cogent Communications Group, Inc.	787	17,086
Consolidated Communications Holdings, Inc.	774	11,950
General Communication, Inc., Class A *	408	3,566
inContact, Inc. *	1,012	5,829
Iridium Communications, Inc. *	770	5,690
Leap Wireless International, Inc. *	917	4,897
Neutral Tandem, Inc.	360	1,663
NTELOS Holdings Corp.	303	4,621
Premiere Global Services, Inc. *	1,217	10,344
USA Mobility, Inc.	677	7,481

		91,402

Transportation 1.8%
Air Transport Services Group, Inc. *	834	3,211
Alaska Air Group, Inc. *	877	33,536
Allegiant Travel Co. *	131	9,529
AMERCO	59	6,817
Arkansas Best Corp.	696	5,603
Atlas Air Worldwide Holdings, Inc. *	6,002	330,050
Avis Budget Group, Inc. *	1,447	23,919
Dollar Thrifty Automotive Group, Inc. *	394	30,338
Echo Global Logistics, Inc. *	13,378	224,884
Forward Air Corp.	462	15,417
Genco Shipping & Trading Ltd. *	897	2,727
Genesee & Wyoming, Inc., Class A *	7,329	531,133
Hawaiian Holdings, Inc. *	681	4,038
Heartland Express, Inc.	778	10,853
Hub Group, Inc., Class A *	309	9,582
JetBlue Airways Corp. *	2,129	11,262
Kirby Corp. *	11,100	638,028
Knight Transportation, Inc.	763	11,537
Matson, Inc.	3,000	63,750
Old Dominion Freight Line, Inc. *	12,181	408,551
Pacer International, Inc. *	762	2,728
Republic Airways Holdings, Inc. *	284	1,326
Roadrunner Transportation Systems, Inc. *	377	6,571
SkyWest, Inc.	318	3,482
Spirit Airlines, Inc. *	270	4,738
Swift Transportation Co. *	1,381	13,465
US Airways Group, Inc. *	2,272	27,673
Uti Worldwide, Inc.	19,200	266,688
Werner Enterprises, Inc.	547	12,669
XPO Logistics, Inc. *	521	7,153
Zipcar, Inc. *	991	6,214

		2,727,472

Utilities 2.4%
ALLETE, Inc.	473	19,686
American States Water Co.	334	14,703
Atlantic Power Corp.	1,045	15,696
Atmos Energy Corp.	12,000	431,640
Avista Corp.	816	20,743
Black Hills Corp.	624	22,321
California Water Service Group	614	11,310
CH Energy Group, Inc.	114	7,413
Chesapeake Utilities Corp.	100	4,697
Cleco Corp.	792	34,175
El Paso Electric Co.	612	20,802
GenOn Energy, Inc. *	9,125	23,451
IDACORP, Inc.	679	30,365
MGE Energy, Inc.	177	9,317
New Jersey Resources Corp.	4,669	207,584
Northwest Natural Gas Co.	32,621	1,517,855
NorthWestern Corp.	542	19,409
Ormat Technologies, Inc.	443	8,430
Otter Tail Corp.	608	14,671
Piedmont Natural Gas Co., Inc.	906	28,874
PNM Resources, Inc.	1,035	22,936
Portland General Electric Co.	1,012	27,729
South Jersey Industries, Inc.	425	21,501
Southwest Gas Corp.	635	27,603

See financial notes 23

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Empire District Electric Co.	692	15,023
The Laclede Group, Inc.	160	6,662
UIL Holdings Corp.	691	24,994
UNS Energy Corp.	10,141	432,412
Westar Energy, Inc.	11,600	344,520
WGL Holdings, Inc.	7,714	306,786

		3,693,308

Total Common Stock
(Cost $126,764,560)		145,257,704

Other Investment Company 5.1% of net assets

Money Market Fund 5.1%
State Street Institutional U.S. Government Money Market Fund	7,839,575	7,839,575

Total Other Investment Company
(Cost $7,839,575)		7,839,575

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.3% of net assets

U.S. Treasury Obligations 0.3%
U.S. Treasury Bills
0.10%, 12/20/12 (b)(c)	11,000	10,999
0.11%, 12/20/12 (b)(c)	390,000	389,944

Total Short-Term Investments
(Cost $400,943)		400,943

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $136,878,505 and the unrealized appreciation and depreciation were $21,768,143 and ($5,148,426), respectively, with a net appreciation of $16,619,717.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.

ADR —	American Depositary Receipt
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/21/12	63	5,142,690	(205,362)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$130,493,119	$—	$—	$130,493,119
Capital Goods	14,762,777	—	1,808	14,764,585
Other Investment Company[1]	7,839,575	—	—	7,839,575
Short-Term Investments[1]	—	400,943	—	400,943

Total	$153,095,471	$400,943	$1,808	$153,498,222

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($205,362)	$—	$—	($205,362)

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

24 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$—	$—	$357	$1,451	$—	$—	$—	$1,808

Total	$—	$—	$357	$1,451	$—	$—	$—	$1,808

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $357.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 25

 Laudus Small-Cap MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $135,005,078)		$153,498,222
Receivables:
Investments sold		814,630
Dividends		50,659
Fund shares sold		42,261
Due from broker for futures		27,720
Interest		340
Prepaid expenses	+	7,291

Total assets		154,441,123

Liabilities

Payables:
Investments bought		1,098,136
Investment adviser and administrator fees		10,705
Shareholder service fees		1,759
Due to custodian		293,583
Fund shares redeemed		33,422
Accrued expenses	+	56,186

Total liabilities		1,493,791

Net Assets

Total assets		154,441,123
Total liabilities	−	1,493,791

Net assets		$152,947,332

Net Assets by Source
Capital received from investors		187,904,823
Net investment loss		(899,903)
Net realized capital losses		(52,345,370)
Net unrealized capital gains		18,287,782

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$64,861,687		4,936,119		$13.14
Select Shares	$88,085,645		6,608,891		$13.33

26 See financial notes

 Laudus Small-Cap MarketMasters Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $1,598)		$1,048,713
Interest	+	5,936

Total investment income		1,054,649

Expenses

Investment adviser and administrator fees		1,897,518
Shareholder service fees:
Investor Shares		152,023
Select Shares		179,083
Portfolio accounting fees		73,830
Professional fees		56,628
Transfer agent fees		43,587
Registration fees		36,029
Custodian fees		31,028
Shareholder reports		19,095
Trustees’ fees		7,220
Interest expense		4
State filing fee reimbursement (Note 4)		(10,573)
Other expenses	+	7,831

Total expenses		2,493,303
Expense reduction by CSIM and its affiliates[1]	−	344,381
Custody credits	−	6

Net expenses	−	2,148,916

Net investment loss		(1,094,267)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		14,405,116
Net realized gains on futures contracts		2,928,431
Net realized losses on foreign currency transactions	+	(1)

Net realized gains		17,333,546
Net unrealized losses on investments		(9,782,125)
Net unrealized losses on futures contracts	+	(1,023,234)

Net unrealized losses	+	(10,805,359)

Net realized and unrealized gains		6,528,187

Increase in net assets resulting from operations		$5,433,920

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $10,573. See financial note 4 for additional information.

See financial notes 27

 Laudus Small-Cap MarketMasters Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment loss		($1,094,267)	($1,841,609)
Net realized gains		17,333,546	57,475,908
Net unrealized losses	+	(10,805,359)	(36,471,721)

Increase in net assets from operations		$5,433,920	$19,162,578

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		481,008	$6,525,131	126,703	$1,624,965
Select Shares	+	1,179,826	15,072,446	2,023,632	24,972,114

Total shares sold		1,660,834	$21,597,577	2,150,335	$26,597,079

Shares Redeemed
Investor Shares		(745,538)	($9,511,650)	(827,089)	($10,514,720)
Select Shares	+	(12,619,122)	(146,015,616)	(12,892,563)	(158,472,758)

Total shares redeemed		(13,364,660)	($155,527,266)	(13,719,652)	($168,987,478)

Net transactions in fund shares		(11,703,826)	($133,929,689)	(11,569,317)	($142,390,399)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,248,836	$281,443,101	34,818,153	$404,670,922
Total decrease	+	(11,703,826)	(128,495,769)	(11,569,317)	(123,227,821)

End of period		11,545,010	$152,947,332	23,248,836	$281,443,101

Net investment loss			($899,903)		$—

28 See financial notes

Laudus International MarketMasters Fund™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
Investor Shares	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	17.45	18.36	15.04	11.78	25.96

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.16	0.09	0.14	0.20
Net realized and unrealized gains (losses)	1.52	(0.85)	3.41	3.63	(12.25)

Total from investment operations	1.73	(0.69)	3.50	3.77	(12.05)
Less distributions:
Distributions from net investment income	(0.15)	(0.22)	(0.18)	(0.51)	(0.10)
Distributions from net realized gains	—	—	—	—	(2.03)

Total distributions	(0.15)	(0.22)	(0.18)	(0.51)	(2.13)

Net asset value at end of period	19.03	17.45	18.36	15.04	11.78

Total return (%)	10.05	(3.87)	23.47	33.64	(49.97)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.53 [1]	1.59	1.60	1.62	1.59
Gross operating expenses	1.62	1.60	1.62	1.63	1.59
Net investment income (loss)	1.19	0.80	0.53	0.95	0.95
Portfolio turnover rate	68	78	83	96	88
Net assets, end of period ($ x 1,000,000)	592	665	849	931	918

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
Select Shares	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	17.46	18.38	15.05	11.80	26.00

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.19	0.10	0.15	0.23
Net realized and unrealized gains (losses)	1.50	(0.86)	3.43	3.64	(12.27)

Total from investment operations	1.75	(0.67)	3.53	3.79	(12.04)
Less distributions:
Distributions from net investment income	(0.18)	(0.25)	(0.20)	(0.54)	(0.13)
Distributions from net realized gains	—	—	—	—	(2.03)

Total distributions	(0.18)	(0.25)	(0.20)	(0.54)	(2.16)

Net asset value at end of period	19.03	17.46	18.38	15.05	11.80

Total return (%)	10.20	(3.76)	23.68	33.82	(49.91)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.37 [1]	1.45	1.48 [2]	1.47	1.48 [2]
Gross operating expenses	1.47	1.47	1.50	1.58	1.54
Net investment income (loss)	1.40	0.99	0.69	1.08	1.08
Portfolio turnover rate	68	78	83	96	88
Net assets, end of period ($ x 1,000,000)	1,062	961	948	630	540

1 Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended October 31, 2012 is a blended rate. Please see financial note 4 for more information.
2 The ratio of net operating expenses would have been 1.47% if certain non-routine expenses had not been incurred.

See financial notes 29

 Laudus International MarketMasters Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

96.5%	Common Stock	1,334,136,678	1,596,251,875
0.1%	Preferred Stock	846,024	990,687
2.6%	Other Investment Companies	42,714,640	42,919,842
0.2%	Corporate Bonds	2,217,930	2,973,649
0.0%	Rights	295,591	297,467
0.1%	Short-Term Investments	1,242,824	1,242,824

99.5%	Total Investments	1,381,453,687	1,644,676,344
0.5%	Other Assets and Liabilities, Net		8,984,216

100.0%	Net Assets		1,653,660,560

	Number	Value
Security	of Shares	($)

Common Stock 96.5% of net assets

Australia 4.4%

Banks 0.3%
Australia & New Zealand Banking Group Ltd.	41,746	1,101,312
Bendigo & Adelaide Bank Ltd.	6,444	53,972
Commonwealth Bank of Australia	24,885	1,490,251
National Australia Bank Ltd.	34,895	932,559
Westpac Banking Corp.	47,563	1,257,466

		4,835,560

Capital Goods 0.4%
Leighton Holdings Ltd.	2,271	42,138
Monadelphous Group Ltd.	329,486	7,204,089

		7,246,227

Commercial & Professional Supplies 0.3%
ALS Ltd.	5,060	48,574
Brambles Ltd.	24,655	185,645
McMillan Shakespeare Ltd.	95,276	1,275,072
Transfield Services Ltd.	2,043,374	3,365,659

		4,874,950

Consumer Services 0.2%
Crown Ltd.	6,204	62,530
Echo Entertainment Group Ltd.	12,297	44,692
Flight Centre Ltd.	138,423	3,819,030
TABCORP Holdings Ltd.	10,270	30,244
Tatts Group Ltd.	19,773	57,427

		4,013,923

Diversified Financials 0.0%
ASX Ltd.	2,806	86,397
Macquarie Group Ltd.	5,112	168,857

		255,254

Energy 0.1%
Caltex Australia Ltd.	2,024	35,764
Origin Energy Ltd.	16,850	198,343
Santos Ltd.	14,656	174,746
Whitehaven Coal Ltd.	6,829	21,565
Woodside Petroleum Ltd.	10,416	371,395
WorleyParsons Ltd.	3,314	84,745

		886,558

Food & Staples Retailing 0.1%
Metcash Ltd.	14,377	54,611
Wesfarmers Ltd.	15,635	563,631
Woolworths Ltd.	19,162	584,477

		1,202,719

Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	8,985	125,357
Treasury Wine Estates Ltd.	142,250	728,844

		854,201

Health Care Equipment & Services 0.1%
Ansell Ltd.	44,192	716,034
Cochlear Ltd.	14,451	1,067,231
Ramsay Health Care Ltd.	1,970	48,582
Sonic Healthcare Ltd.	5,555	74,909

		1,906,756

Insurance 0.0%
AMP Ltd.	44,364	211,072
Insurance Australia Group Ltd.	32,789	155,920
QBE Insurance Group Ltd.	18,204	248,702
Suncorp Group Ltd.	20,038	195,181

		810,875

Materials 1.6%
Alumina Ltd.	36,590	36,525
Amcor Ltd.	973,293	7,973,510
Atlas Iron Ltd.	708,737	1,125,514
BHP Billiton Ltd.	50,171	1,776,325
BHP Billiton Ltd. ADR	110,025	7,783,169
Boral Ltd.	10,945	40,765
Fortescue Metals Group Ltd.	21,499	90,589
Iluka Resources Ltd.	6,278	64,395
Incitec Pivot Ltd.	26,096	85,472
Lynas Corp., Ltd. *	25,698	19,389
Newcrest Mining Ltd.	11,930	329,029
Orica Ltd.	200,276	5,216,948
OZ Minerals Ltd.	4,856	41,203
Regis Resources Ltd. *	333,561	1,859,852
Rio Tinto Ltd.	6,777	399,542
Sims Metal Management Ltd.	2,464	24,077

		26,866,304

Media 0.0%
Fairfax Media Ltd.	33,502	13,716

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	8,053	397,180
Mesoblast Ltd. *	72,291	433,549

		830,729

30 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Real Estate 0.6%
Centro Retail Australia REIT	18,828	41,978
CFS Retail Property Trust Group	32,493	65,837
Commonwealth Property Office Fund	7,794,134	8,725,964
Dexus Property Group	72,559	74,056
Goodman Group	23,713	108,859
GPT Group	22,446	82,890
Lend Lease Group	8,133	73,016
Mirvac Group	51,235	79,938
Stockland	35,733	128,210
Westfield Group	34,384	380,085
Westfield Retail Trust	45,683	146,691

		9,907,524

Retailing 0.1%
David Jones Ltd.	671,225	1,857,745
Harvey Norman Holdings Ltd.	7,965	15,733

		1,873,478

Software & Services 0.1%
carsales.com Ltd.	199,893	1,546,935
Computershare Ltd.	6,665	60,023

		1,606,958

Telecommunication Services 0.3%
Telstra Corp., Ltd.	1,158,392	4,978,185

Transportation 0.0%
Asciano Ltd.	14,625	69,220
Qantas Airways Ltd. *	16,643	22,945
QR National Ltd.	25,611	99,345
Sydney Airport	5,582	19,633
Toll Holdings Ltd.	10,116	46,603
Transurban Group	20,579	129,886

		387,632

Utilities 0.0%
AGL Energy Ltd.	8,346	125,864
APA Group	10,654	57,026
SP AusNet	24,580	27,042

		209,932

		73,561,481

Austria 0.4%

Banks 0.0%
Erste Group Bank AG *	3,290	82,933
Raiffeisen Bank International AG	733	29,361

		112,294

Capital Goods 0.1%
Andritz AG	35,095	2,114,774

Energy 0.1%
OMV AG	2,275	83,254
Schoeller-Bleckmann Oilfield Equipment AG	6,200	598,200

		681,454

Insurance 0.0%
Vienna Insurance Group AG Wiener Versicherung Gruppe	576	24,750

Materials 0.0%
Voestalpine AG	1,648	51,892

Real Estate 0.0%
Immofinanz AG *	15,816	61,138

Semiconductors & Semiconductor Equipment 0.2%
AMS AG	26,957	2,871,637

Telecommunication Services 0.0%
Telekom Austria AG	4,982	31,386

Utilities 0.0%
Verbund AG	1,021	23,807

		5,973,132

Belgium 0.2%

Banks 0.0%
KBC GROEP N.V.	2,415	56,809

Diversified Financials 0.0%
Groupe Bruxelles Lambert S.A.	1,210	89,455

Food & Staples Retailing 0.1%
Colruyt S.A.	21,473	981,706
Delhaize Group S.A.	1,527	58,464

		1,040,170

Food, Beverage & Tobacco 0.1%
Anheuser-Busch InBev N.V.	12,511	1,046,308

Insurance 0.0%
Ageas	3,791	96,652

Materials 0.0%
Solvay S.A.	938	112,937
Umicore S.A.	16,870	866,921

		979,858

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	1,687	98,534

Telecommunication Services 0.0%
Belgacom S.A.	2,281	66,688
Mobistar S.A.	450	11,904
Telenet Group Holding N.V.	838	38,391

		116,983

		3,524,769

Bermuda 0.2%

Insurance 0.2%
RenaissanceRe Holdings Ltd.	30,246	2,460,815

Brazil 1.5%

Capital Goods 0.2%
Mills Estruturas e Servicos de Engenharia S.A.	180,900	2,773,554

See financial notes 31

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Commercial & Professional Supplies 0.0%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	21,000	395,278

Consumer Services 0.2%
Anhanguera Educacional Participacoes S.A.	51,800	907,944
Estacio Participacoes S.A.	154,100	2,936,250

		3,844,194

Diversified Financials 0.0%
CETIP SA - Mercados Organizado	11,623	133,910

Energy 0.0%
QGEP Participacoes S.A.	106,500	658,595

Food & Staples Retailing 0.1%
Brazil Pharma S.A.	400,000	2,432,240

Health Care Equipment & Services 0.0%
OdontoPrev S.A.	37,000	191,280
Qualicorp S.A. *	36,300	372,464

		563,744

Household & Personal Products 0.1%
Hypermarcas S.A. *	147,200	1,170,468

Materials 0.3%
Vale S.A. ADR	245,350	4,494,812

Media 0.0%
T4F Entretenimento S.A.	24,900	140,986

Real Estate 0.2%
BR Malls Participacoes S.A.	89,300	1,173,930
BR Properties S.A.	182,100	2,384,904

		3,558,834

Retailing 0.1%
Cia. Hering	56,300	1,293,399

Software & Services 0.1%
Cielo S.A.	41,940	1,037,633

Transportation 0.1%
CCR S.A.	170,600	1,500,168

Utilities 0.1%
Tractebel Energia S.A.	47,300	815,096

		24,812,911

Cambodia 0.1%

Consumer Services 0.1%
NagaCorp Ltd.	2,266,000	1,257,723

Canada 5.3%

Banks 0.1%
Canadian Western Bank	76,499	2,264,141

Capital Goods 0.0%
Finning International, Inc.	13,350	313,449

Diversified Financials 0.1%
CI Financial Corp.	58,328	1,363,079

Energy 1.0%
Africa Oil Corp. *	112,759	1,119,969
Canadian Natural Resources Ltd.	89,300	2,696,860
Pason Systems, Inc.	363,200	5,916,660
Peyto Exploration & Development Corp.	81,268	1,985,421
Precision Drilling Corp. *	66,305	474,674
Suncor Energy, Inc.	137,725	4,630,315

		16,823,899

Food & Staples Retailing 0.3%
Alimentation Couche-Tard, Inc., Class B	56,953	2,797,611
Metro, Inc.	29,669	1,750,285

		4,547,896

Health Care Equipment & Services 0.1%
Catamaran Corp. *	32,332	1,518,269

Materials 1.1%
Agrium, Inc.	24,300	2,564,622
Detour Gold Corp.	63,792	1,797,354
First Quantum Minerals Ltd.	40,785	916,769
Franco-Nevada Corp.	20,976	1,207,840
Inmet Mining Corp.	15,787	814,048
New Gold, Inc. *	35,080	410,598
Potash Corp. of Saskatchewan, Inc.	196,525	7,933,714
West Fraser Timber Co., Ltd.	37,169	2,251,167
Yamana Gold, Inc.	42,166	852,175

		18,748,287

Media 0.5%
Imax Corp. *	14,947	337,653
Thomson Reuters Corp.	264,700	7,452,680

		7,790,333

Real Estate 0.6%
Brookfield Asset Management, Inc., Class A	151,024	5,201,267
Morguard REIT	111,590	2,011,134
Northern Property REIT	106,700	3,348,163

		10,560,564

Retailing 0.3%
Dollarama, Inc.	67,970	4,293,594

Transportation 1.2%
Canadian National Railway Co.	130,557	11,277,514
Canadian Pacific Railway Ltd.	91,475	8,421,188

		19,698,702

		87,922,213

Cayman Islands 0.1%

Consumer Services 0.0%
MGM China Holdings Ltd.	14,000	25,155

Real Estate 0.1%
KWG Property Holding Ltd.	4,014,000	2,376,865

		2,402,020

Chile 0.3%

Diversified Financials 0.0%
Inversiones La Construccion S.A.	19,921	352,152

32 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.1%
Sociedad Quimica y Minera de Chile S.A. ADR	20,899	1,209,007

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
CFR Pharmaceuticals S.A.	2,284,194	551,169

Real Estate 0.1%
Parque Arauco S.A.	489,662	1,117,425

Software & Services 0.0%
Sonda S.A.	145,520	445,225

Telecommunication Services 0.1%
ENTEL Chile S.A.	57,296	1,172,296

		4,847,274

China 0.8%

Automobiles & Components 0.1%
Great Wall Motor Co., Ltd., Class H	687,500	1,875,845

Capital Goods 0.1%
Haitian International Holdings Ltd.	247,000	304,044
Zhuzhou CSR Times Electric Co., Ltd., Class H	178,000	520,461

		824,505

Health Care Equipment & Services 0.2%
Ginko International Co., Ltd.	303,233	3,725,833

Household & Personal Products 0.1%
Vinda International Holdings Ltd.	826,000	1,149,232

Materials 0.1%
AMVIG Holdings Ltd.	4,556,000	1,349,428
China Bluechemical Ltd., Class H	1,248,000	787,995

		2,137,423

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Sino Biopharmaceutical Ltd.	2,896,000	1,152,441
WuXi PharmaTech Cayman, Inc. ADR *	22,248	315,699

		1,468,140

Real Estate 0.1%
Longfor Properties Co., Ltd.	508,500	893,164

Semiconductors & Semiconductor Equipment 0.0%
Spreadtrum Communications, Inc. ADR	23,536	542,505

Technology Hardware & Equipment 0.0%
Hollysys Automation Technologies Ltd. *	37,761	391,959

		13,008,606

Colombia 0.2%

Energy 0.2%
Ecopetrol S.A.	864,682	2,572,665

Cyprus 0.0%

Transportation 0.0%
Globaltrans Investment plc GDR - Reg’d	40,475	748,788

Denmark 1.1%

Banks 0.0%
Danske Bank A/S *	10,154	158,846

Capital Goods 0.1%
Rockwool International A/S, B Shares	12,005	1,130,021

Consumer Durables & Apparel 0.1%
Pandora A/S	104,501	1,659,289

Food, Beverage & Tobacco 0.0%
Carlsberg A/S, Class B	1,681	145,101

Health Care Equipment & Services 0.1%
Coloplast A/S, Class B	11,199	2,456,455
William Demant Holding A/S *	443	38,100

		2,494,555

Insurance 0.0%
Tryg A/S	368	24,028

Materials 0.7%
Christian Hansen Holding A/S	352,821	11,040,672
Novozymes A/S, B Shares	3,747	103,526

		11,144,198

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Novo Nordisk A/S, Class B	6,345	1,017,201

Software & Services 0.0%
SimCorp A/S	2,573	562,851

Telecommunication Services 0.0%
TDC A/S	7,940	54,744

Transportation 0.0%
AP Moller - Maersk A/S, Series A	9	59,632
AP Moller - Maersk A/S, Series B	20	139,593
DSV A/S	3,059	68,810

		268,035

		18,658,869

Finland 0.5%

Automobiles & Components 0.1%
Nokian Renkaat Oyj	31,565	1,314,580

Capital Goods 0.2%
Kone Oyj, Class B	34,750	2,491,890
Metso Oyj	1,916	67,383
Outotec Oyj	26,091	1,274,853
Wartsila Oyj Abp	2,658	107,643

		3,941,769

Diversified Financials 0.0%
Pohjola Bank plc, A Shares	2,071	28,251

Energy 0.0%
Neste Oil Oyj	1,922	24,069

See financial notes 33

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food & Staples Retailing 0.0%
Kesko Oyj, B Shares	1,003	31,364

Insurance 0.0%
Sampo Oyj, A Shares	6,533	204,833

Materials 0.2%
Huhtamaki Oyj	157,282	2,659,292
Stora Enso Oyj, R Shares	8,723	55,179
UPM-Kymmene Oyj	8,330	89,437

		2,803,908

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	1,428	35,334

Technology Hardware & Equipment 0.0%
Nokia Oyj	57,419	154,370

Telecommunication Services 0.0%
Elisa Oyj	2,120	45,493

Utilities 0.0%
Fortum Oyj	6,918	128,038

		8,712,009

France 7.8%

Automobiles & Components 0.0%
Compagnie Generale des Etablissements Michelin	2,795	240,942
Peugeot S.A. *	3,449	22,124
Renault S.A.	2,997	134,382

		397,448

Banks 1.2%
BNP Paribas S.A.	387,626	19,553,778
Credit Agricole S.A. *	14,982	113,087
Natixis	13,865	45,506
Societe Generale S.A. *	11,050	352,408

		20,064,779

Capital Goods 0.5%
Alstom S.A.	3,268	111,710
Bouygues S.A.	2,833	68,090
Compagnie de Saint-Gobain	6,158	216,917
Legrand S.A.	3,780	145,828
Mersen S.A.	92,004	2,328,629
Nexans S.A.	88,971	3,788,545
Rexel S.A.	1,590	28,798
Safran S.A.	3,491	139,060
Schneider Electric S.A.	8,154	510,559
Thales S.A.	1,517	53,400
Vallourec S.A.	1,597	65,695
Vinci S.A.	7,282	322,783
Zodiac Aerospace	9,969	1,022,166

		8,802,180

Commercial & Professional Supplies 0.1%
Bureau Veritas S.A.	819	86,983
Edenred	23,985	694,104
Societe BIC S.A.	7,043	859,411

		1,640,498

Consumer Durables & Apparel 0.3%
Christian Dior S.A.	25,151	3,613,408
LVMH Moet Hennessy Louis Vuitton S.A.	3,964	644,470

		4,257,878

Consumer Services 0.0%
Accor S.A.	2,211	69,088
Sodexo	1,491	114,860

		183,948

Diversified Financials 0.0%
Eurazeo	496	22,737
Wendel S.A.	493	43,463

		66,200

Energy 0.2%
Compagnie Generale de Geophysique - Veritas *	2,163	70,416
Technip S.A.	19,262	2,172,577
Total S.A.	33,224	1,673,500

		3,916,493

Food & Staples Retailing 0.0%
Carrefour S.A.	8,960	216,390
Casino Guichard Perrachon S.A.	826	72,102

		288,492

Food, Beverage & Tobacco 0.2%
Danone S.A.	57,530	3,538,516
Pernod-Ricard S.A.	3,348	360,569
Remy Cointreau S.A.	330	34,227

		3,933,312

Health Care Equipment & Services 0.2%
Essilor International S.A.	3,114	280,800
Medica S.A.	167,290	2,990,125

		3,270,925

Household & Personal Products 0.0%
L’Oreal S.A.	3,741	476,781

Insurance 0.5%
AXA S.A.	391,257	6,236,128
CNP Assurances	2,227	31,470
Euler Hermes S.A.	24,338	1,679,473
SCOR SE	2,591	69,183

		8,016,254

Materials 0.2%
Air Liquide S.A.	4,878	575,858
Arkema S.A.	31,827	2,904,200
Imerys S.A.	509	28,635
Lafarge S.A.	2,886	169,204

		3,677,897

Media 0.7%
Eutelsat Communications S.A.	1,976	63,273
Ipsos	88,381	3,107,057
JC Decaux S.A.	997	21,106
Lagardere S.C.A.	1,770	48,460
Publicis Groupe S.A.	163,278	8,800,277

		12,040,173

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Boiron S.A.	64,897	2,077,670
Eurofins Scientific	21,491	3,326,746

34 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sanofi	91,611	8,045,957

		13,450,373

Real Estate 0.3%
Fonciere des Regions	412	33,161
Gecina S.A.	329	36,496
ICADE	350	31,500
Klepierre	1,564	58,014
Unibail-Rodamco SE	19,973	4,498,629

		4,657,800

Retailing 0.6%
CFAO	12,543	605,499
PPR	54,882	9,675,052

		10,280,551

Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	9,557	56,288

Software & Services 0.2%
Altran Technologies S.A. *	309,692	2,086,151
AtoS	901	60,495
Cap Gemini S.A.	2,219	93,350
Dassault Systemes S.A.	981	103,500

		2,343,496

Technology Hardware & Equipment 0.9%
Alcatel-Lucent *	34,792	35,574
Gemalto N.V.	30,321	2,738,602
Ingenico S.A.	110,561	5,854,034
Neopost S.A.	106,678	5,848,620

		14,476,830

Telecommunication Services 0.4%
France Telecom S.A.	28,871	322,706
Iliad S.A.	13,042	2,009,682
Vivendi S.A.	163,415	3,348,600

		5,680,988

Transportation 0.0%
Aeroports de Paris	519	40,166
Groupe Eurotunnel S.A. - Reg’d	8,871	67,557

		107,723

Utilities 0.5%
EDF S.A.	3,627	76,752
GDF Suez	19,790	454,227
Rubis	110,312	6,730,669
Suez Environnement Co.	4,195	44,533
Veolia Environnement S.A.	5,454	53,984

		7,360,165

		129,447,472

Germany 7.5%

Automobiles & Components 1.0%
Bayerische Motoren Werke AG	5,152	411,881
Continental AG	1,266	127,423
Daimler AG - Reg’d	259,942	12,176,940
ElringKlinger AG	111,371	3,104,725
Volkswagen AG	442	86,436

		15,907,405

Banks 0.0%
Commerzbank AG *	56,777	109,073

Capital Goods 1.4%
Brenntag AG	10,649	1,343,679
Duerr AG	26,292	1,972,322
GEA Group AG	20,825	651,572
Gildemeister AG	78,415	1,455,339
Hochtief AG *	480	23,843
KUKA AG *	74,624	2,240,120
MAN SE	665	67,203
MTU Aero Engines Holding AG	90,789	7,632,153
NORMA Group	156,639	4,328,547
Rational AG	9,724	2,461,536
Siemens AG - Reg’d	12,817	1,291,427

		23,467,741

Commercial & Professional Supplies 0.3%
Bilfinger SE	56,908	5,576,552

Consumer Durables & Apparel 0.3%
Adidas AG	3,242	276,338
Gerry Weber International AG	100,938	4,589,925
Hugo Boss AG	414	41,552

		4,907,815

Diversified Financials 0.1%
Deutsche Bank AG - Reg’d	44,100	2,008,802
Deutsche Boerse AG	3,030	164,183

		2,172,985

Food & Staples Retailing 0.0%
Metro AG	1,944	56,043

Food, Beverage & Tobacco 0.0%
Suedzucker AG	994	38,532

Health Care Equipment & Services 0.2%
Celesio AG	1,275	24,718
Fresenius Medical Care AG & Co KGaA	3,256	228,780
Fresenius SE & Co KGaA	22,384	2,552,361

		2,805,859

Household & Personal Products 0.0%
Beiersdorf AG	1,597	116,181
Henkel AG & Co. KGaA	2,052	132,865

		249,046

Insurance 0.7%
Allianz SE - Reg’d	92,456	11,485,379
Hannover Rueckversicherung AG - Reg’d	904	63,690
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	2,793	449,404

		11,998,473

Materials 1.4%
BASF SE	14,308	1,186,854
BASF SE ADR	60,150	4,968,992
HeidelbergCement AG	2,226	118,294
K&S AG - Reg’d	2,720	128,913
Lanxess AG	18,933	1,566,300
Linde AG	2,914	490,375
Salzgitter AG	586	25,342
Symrise AG	402,677	14,484,488
ThyssenKrupp AG	6,015	137,067

See financial notes 35

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Wacker Chemie AG	235	13,287

		23,119,912

Media 0.2%
Axel Springer AG	593	25,445
GfK SE	64,695	2,945,805
Kabel Deutschland Holding AG	1,448	104,479

		3,075,729

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Bayer AG - Reg’d	59,291	5,169,763
Merck KGaA	1,024	130,973
QIAGEN N.V. *	150,175	2,616,206

		7,916,942

Real Estate 0.2%
Deutsche Wohnen AG	28,477	521,535
GSW Immobilien AG	31,056	1,276,534
TAG Immobilien AG	158,483	1,828,833

		3,626,902

Retailing 0.3%
Fielmann AG	51,870	5,053,951

Semiconductors & Semiconductor Equipment 0.1%
Aixtron SE	42,987	563,863
Infineon Technologies AG	16,932	115,348

		679,211

Software & Services 0.7%
SAP AG	84,239	6,142,960
United Internet AG - Reg’d	1,612	32,259
Wirecard AG	198,834	4,553,829

		10,729,048

Telecommunication Services 0.0%
Deutsche Telekom AG - Reg’d	43,678	498,300

Transportation 0.0%
Deutsche Lufthansa AG - Reg’d	3,433	52,522
Deutsche Post AG - Reg’d	13,117	260,057
Fraport AG	551	32,335

		344,914

Utilities 0.1%
E.ON AG	28,119	640,131
RWE AG	7,633	349,322

		989,453

		123,323,886

Greece 0.0%

Consumer Services 0.0%
OPAP S.A.	3,348	21,399

Food, Beverage & Tobacco 0.0%
Coca Cola Hellenic Bottling Co., S.A. *	3,321	71,025

		92,424

Hong Kong 2.6%

Automobiles & Components 0.1%
Brilliance China Automotive Holdings Ltd. *	1,326,000	1,638,432

Banks 0.0%
Bank of East Asia Ltd.	21,000	77,580
BOC Hong Kong (Holdings) Ltd.	58,000	177,831
Hang Seng Bank Ltd.	12,000	183,920

		439,331

Capital Goods 0.1%
China State Construction International Holdings Ltd.	556,000	659,045
Hopewell Holdings Ltd.	8,500	30,556
Hutchison Whampoa Ltd.	33,000	323,284
Noble Group Ltd.	58,000	61,928
NWS Holdings Ltd.	20,000	30,142

		1,104,955

Commercial & Professional Supplies 0.1%
China Everbright International Ltd.	3,973,000	2,037,865

Consumer Durables & Apparel 0.4%
Man Wah Holdings Ltd.	1,300,000	797,247
Techtronic Industries Co., Ltd.	3,152,500	5,975,604
Yue Yuen Industrial Holdings Ltd.	11,000	37,861

		6,810,712

Consumer Services 0.0%
Galaxy Entertainment Group Ltd. *	24,000	81,978
Melco Crown Entertainment Ltd. ADR *	18,790	272,643
Sands China Ltd.	38,000	142,048
Shangri-La Asia Ltd.	26,000	50,191
SJM Holdings Ltd.	29,683	64,330
Wynn Macau Ltd.	23,200	65,358

		676,548

Diversified Financials 0.0%
First Pacific Co., Ltd.	32,000	35,577
Hong Kong Exchanges & Clearing Ltd.	15,900	260,961
Value Partners Group Ltd.	533,000	289,343

		585,881

Food, Beverage & Tobacco 0.0%
Biostime International Holdings Ltd.	65,500	167,548

Insurance 0.3%
AIA Group Ltd.	1,268,600	5,002,682

Real Estate 0.5%
Cheung Kong (Holdings) Ltd.	21,410	315,574
China Overseas Grand Oceans Group Ltd.	3,329,250	3,464,607
China Overseas Land & Investment Ltd.	758,000	1,973,716
Hang Lung Group Ltd.	14,000	82,749
Hang Lung Properties Ltd.	35,000	121,191
Henderson Land Development Co., Ltd.	15,000	103,445
Hysan Development Co., Ltd.	10,000	44,113
Kerry Properties Ltd.	11,000	54,535
New World Development Co., Ltd.	62,000	95,392

36 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sino Land Co., Ltd.	44,000	78,499
Sun Hung Kai Properties Ltd.	25,000	345,598
Swire Pacific Ltd., Class A	10,500	124,192
The Link REIT	195,500	971,508
Wharf Holdings Ltd.	23,349	159,200
Wheelock & Co., Ltd.	14,000	61,067

		7,995,386

Retailing 0.2%
Emperor Watch & Jewellery Ltd.	21,750,000	2,063,604
Li & Fung Ltd.	90,000	150,135
Lifestyle International Holdings Ltd.	9,000	19,185
Sa Sa International Holdings Ltd.	958,000	655,956

		2,888,880

Semiconductors & Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	210,600	2,342,752

Technology Hardware & Equipment 0.3%
AAC Technologies Holdings, Inc.	1,123,500	4,000,205
China High Precision Automation Group Ltd. (a)	766,000	30,640
Foxconn International Holdings Ltd. *	32,000	11,102
Lenovo Group Ltd.	1,596,000	1,277,881

		5,319,828

Telecommunication Services 0.1%
Hutchison Telecommunications Hong Kong Holdings Ltd.	1,820,000	754,780
PCCW Ltd.	60,000	24,172
SmarTone Telecommunications Holdings Ltd.	447,000	900,683

		1,679,635

Transportation 0.2%
Cathay Pacific Airways Ltd.	18,000	32,509
MTR Corp., Ltd.	21,500	83,864
Orient Overseas International Ltd.	3,500	22,036
Pacific Basin Shipping Ltd.	5,924,000	3,161,768

		3,300,177

Utilities 0.1%
Cheung Kong Infrastructure Holdings Ltd.	7,400	43,355
CLP Holdings Ltd.	28,000	238,571
Hong Kong & China Gas Co., Ltd.	81,400	216,086
Power Assets Holdings Ltd.	22,000	186,946

		684,958

		42,675,570

India 0.9%

Automobiles & Components 0.1%
Tata Motors Ltd.	425,937	2,025,835

Banks 0.1%
IndusInd Bank Ltd.	58,275	393,191
Yes Bank Ltd.	85,272	650,981

		1,044,172

Capital Goods 0.1%
Cummins India Ltd.	167,212	1,515,725

Diversified Financials 0.1%
Crisil Ltd.	12,335	217,077
Mahindra & Mahindra Financial Services Ltd.	75,750	1,220,575
Shriram Transport Finance Co., Ltd.	21,928	253,962

		1,691,614

Food, Beverage & Tobacco 0.1%
McLeod Russel India Ltd.	199,859	1,124,665
Tata Global Beverages Ltd.	76,719	213,526

		1,338,191

Health Care Equipment & Services 0.1%
Apollo Hospitals Enterprise Ltd.	86,452	1,253,429

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Ipca Laboratories Ltd.	56,559	482,689
Lupin Ltd.	69,805	733,851
Sun Pharmaceutical Industries Ltd.	98,088	1,263,432
Wockhardt Ltd. *	49,776	1,385,541

		3,865,513

Real Estate 0.0%
Oberoi Realty Ltd.	79,710	404,926

Software & Services 0.1%
HCL Technologies Ltd.	47,279	532,818
Hexaware Technologies Ltd.	288,141	597,619

		1,130,437

		14,269,842

Indonesia 0.5%

Banks 0.1%
PT Bank Rakyat Indonesia (Persero) Tbk	1,630,000	1,249,082

Capital Goods 0.1%
PT United Tractors Tbk	654,893	1,429,959

Materials 0.0%
PT Semen Gresik (Persero) Tbk	668,000	1,032,744

Media 0.0%
Media Nusantara Citra Tbk PT	2,077,000	609,108

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Kalbe Farma Tbk PT	13,819,000	1,392,178

Real Estate 0.0%
Alam Sutera Realty Tbk PT	8,386,500	503,694

Retailing 0.1%
PT Mitra Adiperkasa Tbk	1,765,500	1,199,065

Transportation 0.1%
PT Jasa Marga	1,980,000	1,192,375

		8,608,205

See financial notes 37

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Ireland 1.5%

Banks 0.3%
The Governor & Company of the Bank of Ireland *	46,134,700	5,449,761

Capital Goods 0.6%
Cooper Industries plc	92,300	6,916,962
Ingersoll-Rand plc	43,200	2,031,696

		8,948,658

Commercial & Professional Supplies 0.2%
Experian plc	209,235	3,619,966

Consumer Services 0.1%
Paddy Power plc	9,742	718,715

Food, Beverage & Tobacco 0.3%
Glanbia plc	452,894	4,314,585
Kerry Group plc, Class A	2,289	119,773

		4,434,358

Materials 0.0%
CRH plc	11,148	207,505

Media 0.0%
WPP plc	19,544	252,611

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Elan Corp. plc *	7,936	86,369
Shire plc	8,617	242,306

		328,675

		23,960,249

Israel 0.2%

Banks 0.0%
Bank Hapoalim B.M. *	15,869	62,430
Bank Leumi Le-Israel B.M. *	21,774	70,183
Mizrahi Tefahot Bank Ltd. *	1,853	16,826

		149,439

Capital Goods 0.0%
Delek Group Ltd.	68	12,931

Materials 0.0%
Israel Chemicals Ltd.	6,666	83,396
The Israel Corp., Ltd.	35	23,785

		107,181

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Teva Pharmaceutical Industries Ltd.	14,712	593,503

Semiconductors & Semiconductor Equipment 0.2%
Mellanox Technologies Ltd. *	40,633	3,126,602

Software & Services 0.0%
NICE Systems Ltd. *	898	29,996

Telecommunication Services 0.0%
Bezeq Israeli Telecommunication Corp., Ltd.	26,399	32,162

		4,051,814

Italy 2.0%

Automobiles & Components 0.1%
Fiat S.p.A. *	13,397	65,565
Pirelli & C. S.p.A.	166,492	1,934,075

		1,999,640

Banks 0.7%
Banca Monte dei Paschi di Siena S.p.A. *	73,168	20,226
Banco Popolare Scarl *	26,443	42,197
Intesa Sanpaolo S.p.A.	7,189,720	11,581,863
Intesa Sanpaolo S.p.A. - RSP	13,982	18,499
UniCredit S.p.A. *	64,240	284,144
Unione di Banche Italiane S.C.P.A.	14,686	57,851

		12,004,780

Capital Goods 0.7%
Fiat Industrial S.p.A.	914,233	9,909,350
Finmeccanica S.p.A. *	6,068	30,094
Prysmian S.p.A.	34,023	655,995

		10,595,439

Consumer Durables & Apparel 0.1%
Luxottica Group S.p.A.	1,751	66,832
Salvatore Ferragamo Italia S.p.A.	55,829	1,137,017
Tod’s S.p.A.	6,991	819,415

		2,023,264

Consumer Services 0.0%
Autogrill S.p.A.	1,717	17,576

Diversified Financials 0.3%
Azimut Holding S.p.A.	41,522	527,499
Banca Generali S.p.A.	280,964	4,126,188
Exor S.p.A.	961	24,801
Mediobanca S.p.A.	7,747	44,295

		4,722,783

Energy 0.1%
Eni S.p.A.	39,846	916,893
Saipem S.p.A.	4,111	185,238
Tenaris S.A.	7,371	138,166

		1,240,297

Insurance 0.0%
Assicurazioni Generali S.p.A.	18,525	301,662

Media 0.0%
Mediaset S.p.A.	10,627	18,668

Telecommunication Services 0.0%
Telecom Italia S.p.A.	146,192	134,879
Telecom Italia S.p.A. - RSP	90,360	72,357

		207,236

Transportation 0.0%
Atlantia S.p.A.	4,962	82,071

Utilities 0.0%
Enel Green Power S.p.A.	26,240	44,693
Enel S.p.A.	102,618	386,433
Snam S.p.A.	25,417	112,632

38 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Terna - Rete Elettrica Nationale S.p.A.	21,282	80,016

		623,774

		33,837,190

Japan 13.3%

Automobiles & Components 2.2%
Aisin Seiki Co., Ltd.	21,800	636,654
Bridgestone Corp.	10,100	235,926
Daihatsu Motor Co., Ltd.	3,000	52,504
Denso Corp.	7,500	235,478
F.C.C. Co., Ltd.	248,900	4,470,156
Fuji Heavy Industries Ltd.	72,000	694,087
Honda Motor Co., Ltd.	336,407	10,113,479
Isuzu Motors Ltd.	18,317	96,889
Koito Manufacturing Co., Ltd.	2,000	24,843
Mazda Motor Corp. *	39,000	46,516
Mitsubishi Motors Corp. *	58,000	49,994
NGK Spark Plug Co., Ltd.	3,000	33,596
NHK Spring Co., Ltd.	2,200	18,374
Nifco, Inc.	262,000	5,953,913
Nissan Motors Co., Ltd.	38,700	323,662
NOK Corp.	1,600	25,669
Stanley Electric Co., Ltd.	2,200	30,276
Sumitomo Rubber Industries Ltd.	2,600	30,652
Suzuki Motor Corp.	5,900	133,805
Toyoda Gosei Co., Ltd.	1,000	19,693
Toyota Boshoku Corp.	1,000	9,482
Toyota Industries Corp.	2,514	71,930
Toyota Motor Corp.	331,477	12,780,807
Yamaha Motor Co., Ltd.	4,200	40,102

		36,128,487

Banks 0.8%
Aozora Bank Ltd.	9,000	25,380
Fukuoka Financial Group, Inc.	12,000	46,927
Mitsubishi UFJ Financial Group, Inc.	198,500	898,008
Mizuho Financial Group, Inc.	356,400	557,652
Resona Holdings, Inc.	29,500	127,652
Seven Bank Ltd.	856,700	2,449,320
Shinsei Bank Ltd.	21,000	30,788
Sumitomo Mitsui Financial Group, Inc.	228,300	6,976,159
Sumitomo Mitsui Trust Holdings, Inc.	49,000	148,705
Suruga Bank Ltd.	86,000	1,032,775
The Bank of Kyoto Ltd.	5,000	42,976
The Bank of Yokohama Ltd.	19,000	87,439
The Chiba Bank Ltd.	12,000	70,094
The Chugoku Bank Ltd.	3,000	41,288
The Gunma Bank Ltd.	6,000	28,946
The Hachijuni Bank Ltd.	7,000	36,161
The Iyo Bank Ltd.	4,000	30,927
The Joyo Bank Ltd.	10,000	48,395
The Nishi-Nippon City Bank Ltd.	10,000	22,802
The Shizuoka Bank Ltd.	8,454	86,467
Yamaguchi Financial Group, Inc.	3,274	27,126

		12,815,987

Capital Goods 1.1%
Amada Co., Ltd.	6,000	30,466
Asahi Glass Co., Ltd.	16,000	108,765
Chiyoda Corp.	33,417	539,796
Daikin Industries Ltd.	3,500	96,888
Ebara Corp.	98,000	384,321
Fanuc Corp.	13,051	2,079,229
Fuji Electric Co., Ltd.	8,000	16,229
Furukawa Electric Co., Ltd. *	10,000	19,942
GS Yuasa Corp.	5,000	19,491
Hino Motors Ltd.	4,000	30,919
Hitachi Construction Machinery Co., Ltd.	1,600	26,305
IHI Corp.	20,000	42,119
ITOCHU Corp.	23,300	233,223
JGC Corp.	3,000	103,216
JTEKT Corp.	3,300	24,782
Kajima Corp.	13,000	36,003
Kawasaki Heavy Industries Ltd.	23,000	47,314
Kinden Corp.	2,000	12,522
Komatsu Ltd.	14,400	301,747
Kubota Corp.	17,000	173,827
Kurita Water Industries Ltd.	1,700	38,592
LIXIL Group Corp.	33,700	745,049
Mabuchi Motor Co., Ltd.	400	16,951
Makita Corp.	18,700	740,348
Marubeni Corp.	25,445	164,881
Misumi Group, Inc.	7,100	174,438
Mitsubishi Corp.	21,649	386,498
Mitsubishi Electric Corp.	30,000	224,240
Mitsubishi Heavy Industries Ltd.	48,000	202,180
Mitsui & Co., Ltd.	27,000	380,571
Miura Co., Ltd.	68,900	1,574,612
Monotaro Co., Ltd.	92,314	2,424,146
Nabtesco Corp.	1,400	26,128
NGK Insulators Ltd.	4,000	44,600
Nidec Corp.	1,700	120,979
NSK Ltd.	7,000	38,448
NTN Corp.	7,000	12,558
Obayashi Corp.	10,000	44,736
Sanwa Holdings Corp.	394,000	1,575,139
Shimizu Corp.	9,000	30,110
SMC Corp.	837	131,960
Sojitz Corp.	18,800	23,338
Sumitomo Corp.	17,400	237,210
Sumitomo Electric Industries Ltd.	11,800	126,941
Sumitomo Heavy Industries Ltd.	9,000	32,267
Taisei Corp.	15,000	41,358
Tatsuta Electric Wire and Cable Co., Ltd.	120,000	1,193,727
The Japan Steel Works Ltd.	5,000	29,639
THK Co., Ltd.	1,800	29,924
Toshiba Plant Systems & Services Corp.	104,000	1,407,126
TOTO Ltd.	4,313	32,324
Toyota Tsusho Corp.	3,200	69,897

See financial notes 39

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ushio, Inc.	179,800	1,897,090

		18,545,109

Commercial & Professional Supplies 0.6%
Dai Nippon Printing Co., Ltd.	9,000	63,774
Meitec Corp.	120,000	2,642,071
Park24 Co., Ltd.	53,500	919,230
Secom Co., Ltd.	106,900	5,444,850
Toppan Printing Co., Ltd.	9,000	52,017

		9,121,942

Consumer Durables & Apparel 0.3%
Arnest One Corp.	33,600	498,484
Asics Corp.	2,200	31,972
Casio Computer Co., Ltd.	3,600	27,549
Namco Bandai Holdings, Inc.	2,900	45,568
Nikon Corp.	145,900	3,721,806
Panasonic Corp.	33,900	205,622
Rinnai Corp.	500	34,150
Sankyo Co., Ltd.	800	36,245
Sega Sammy Holdings, Inc.	3,200	60,315
Sekisui Chemical Co., Ltd.	7,000	57,488
Sekisui House Ltd.	8,355	85,430
Sharp Corp.	15,419	33,263
Shimano, Inc.	6,945	437,812
Sony Corp.	15,500	183,526
Yamaha Corp.	2,400	21,567

		5,480,797

Consumer Services 0.0%
Benesse Holdings, Inc.	1,000	48,169
McDonald’s Holdings Co., Ltd.	6,200	172,275
Oriental Land Co., Ltd.	800	109,124

		329,568

Diversified Financials 1.3%
Aeon Credit Service Co., Ltd.	117,800	2,502,847
Credit Saison Co., Ltd.	2,600	57,133
Daiwa Securities Group, Inc.	3,188,000	12,717,446
Mitsubishi UFJ Lease & Finance Co., Ltd.	870	37,511
Nomura Holdings, Inc.	56,200	203,155
ORIX Corp.	57,300	5,885,280
SBI Holdings, Inc.	3,360	23,530

		21,426,902

Energy 0.0%
Cosmo Oil Co., Ltd.	9,000	16,008
Idemitsu Kosan Co., Ltd.	340	29,263
Inpex Corp.	34	193,693
Japan Petroleum Exploration Co.	400	15,056
JX Holdings, Inc.	34,900	185,879
Showa Shell Sekiyu K.K.	2,800	15,588
TonenGeneral Sekiyu K.K.	4,367	39,631

		495,118

Food & Staples Retailing 0.4%
Aeon Co., Ltd.	9,500	103,612
Ain Pharmaciez, Inc.	6,500	460,287
Cosmos Pharmaceutical Corp.	3,000	295,853
FamilyMart Co., Ltd.	33,600	1,628,286
Lawson, Inc.	28,229	2,074,551
Seven & I Holdings Co., Ltd.	11,700	360,821
Sundrug Co., Ltd.	12,800	471,442
Tsuruha Holdings, Inc.	6,700	507,862

		5,902,714

Food, Beverage & Tobacco 0.6%
Ajinomoto Co., Inc.	10,000	152,679
Ariake Japan Co., Ltd.	112,700	2,403,140
Asahi Group Holdings Ltd.	6,100	139,222
Calbee, Inc.	27,500	2,526,058
Coca-Cola West Co., Ltd.	900	13,797
Japan Tobacco, Inc.	127,600	3,528,425
Kikkoman Corp.	3,000	39,833
Kirin Holdings Co., Ltd.	14,000	175,744
Meiji Holdings Co., Ltd.	1,000	45,754
Nippon Meat Packers, Inc.	3,000	37,230
Nisshin Seifun Group, Inc.	3,000	37,489
Nissin Food Holdings Co., Ltd.	900	34,032
Toyo Suisan Kaisha Ltd.	2,000	49,839
Yakult Honsha Co., Ltd.	1,500	69,881
Yamazaki Baking Co., Ltd.	2,000	24,038

		9,277,161

Health Care Equipment & Services 1.4%
Alfresa Holdings Corp.	600	27,125
Hogy Medical Co., Ltd.	97,200	4,973,090
M3, Inc.	1,005	1,930,471
Medipal Holdings Corp.	2,200	28,018
Miraca Holdings, Inc.	105,500	4,455,366
Nihon Kohden Corp.	58,700	2,183,573
Olympus Corp. *	395,900	6,917,286
Ship Healthcare Holdings, Inc.	77,100	2,570,936
Suzuken Co., Ltd.	1,100	34,723
Sysmex Corp.	14,600	686,502
Terumo Corp.	2,400	103,370

		23,910,460

Household & Personal Products 0.1%
Kao Corp.	8,200	230,351
Pigeon Corp.	27,000	1,244,086
Shiseido Co., Ltd.	5,400	68,338
Unicharm Corp.	1,800	97,389

		1,640,164

Insurance 0.1%
MS&AD Insurance Group Holdings, Inc.	7,810	132,448
NKSJ Holdings, Inc.	5,900	107,554
Sony Financial Holdings, Inc.	2,600	46,365
T&D Holdings, Inc.	8,700	95,067
The Dai-ichi Life Insurance Co., Ltd.	131	151,040
Tokio Marine Holdings, Inc.	11,200	296,466

		828,940

Materials 0.4%
Nippon Steel & Sumitomo Metal Corp.	117,000	258,257
Air Water, Inc.	2,278	28,544
Asahi Kasei Corp.	19,463	107,071
Daicel Corp.	5,000	30,019
Daido Steel Co., Ltd.	4,373	18,964
Denki Kagaku Kogyo K.K.	7,000	21,614
FP Corp.	15,800	1,187,750
Hitachi Chemical Co., Ltd.	1,600	22,565
Hitachi Metals Ltd.	3,000	28,106

40 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
JFE Holdings, Inc.	7,200	101,620
JSR Corp.	2,700	46,314
Kaneka Corp.	4,337	21,157
Kansai Paint Co., Ltd.	152,373	1,641,396
Kobe Steel Ltd.	37,000	32,481
Kuraray Co., Ltd.	5,200	60,438
Maruichi Steel Tube Ltd.	700	14,557
Mitsubishi Chemical Holdings Corp.	20,500	81,192
Mitsubishi Gas Chemical Co., Inc.	6,000	29,645
Mitsubishi Materials Corp.	17,000	49,427
Mitsui Chemicals, Inc.	12,000	24,807
Nippon Paper Group, Inc.	1,500	17,155
Nisshin Steel Holdings Co., Ltd. *	1,000	6,627
Nitto Denko Corp.	2,500	113,570
Oji Holdings Corp.	13,000	38,121
Shin-Etsu Chemical Co., Ltd.	6,324	357,073
Showa Denko K.K.	22,000	33,652
Sumitomo Chemical Co., Ltd.	24,000	67,447
Sumitomo Metal Mining Co., Ltd.	8,000	105,359
Taiheiyo Cement Corp.	16,000	34,110
Taiyo Holdings Co., Ltd.	74,200	2,087,776
Taiyo Nippon Sanso Corp.	4,000	21,954
Teijin Ltd.	14,000	32,106
Toray Industries, Inc.	23,000	134,255
Tosoh Corp.	8,000	15,661
Toyo Seikan Kaisha Ltd.	2,300	24,452
Ube Industries Ltd.	15,000	34,259
Yamato Kogyo Co., Ltd.	600	16,854

		6,946,355

Media 0.0%
Dentsu, Inc.	2,900	68,503
Hakuhodo DY Holdings, Inc.	350	20,975
Jupiter Telecommunications Co., Ltd.	35	47,570
Toho Co., Ltd.	1,700	29,650

		166,698

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Astellas Pharma, Inc.	47,000	2,337,666
Chugai Pharmaceutical Co., Ltd.	3,400	68,888
Daiichi Sankyo Co., Ltd.	10,500	160,713
Dainippon Sumitomo Pharma Co., Ltd.	2,400	27,604
Eisai Co., Ltd.	4,000	177,967
Hisamitsu Pharmaceutical Co., Inc.	900	46,535
Kyowa Hakko Kirin Co., Ltd.	4,000	42,577
Mitsubishi Tanabe Pharma Corp.	3,400	49,010
Ono Pharmaceutical Co., Ltd.	1,300	78,493
Otsuka Holdings Co., Ltd.	5,800	178,800
Santen Pharmaceutical Co., Ltd.	1,100	48,186
Shionogi & Co., Ltd.	4,500	74,709
Taisho Pharmaceutical Holdings Co., Ltd.	600	48,456
Takeda Pharmaceutical Co., Ltd.	12,400	576,362
Tsumura & Co.	900	28,781

		3,944,747

Real Estate 0.4%
Aeon Mall Co., Ltd.	1,100	28,532
Daito Trust Construction Co., Ltd.	23,000	2,321,546
Daiwa House Industry Co., Ltd.	8,000	121,322
Hulic Co., Ltd. *	3,700	29,444
Japan Prime Realty Investment Corp.	14	42,193
Japan Real Estate Investment Corp.	10	100,133
Japan Retail Fund Investment Corp.	28	51,046
Mitsubishi Estate Co., Ltd.	20,000	395,811
Mitsui Fudosan Co., Ltd.	13,000	262,792
Nippon Building Fund, Inc.	10	107,432
Nomura Real Estate Holdings, Inc.	1,400	25,130
Nomura Real Estate Office Fund, Inc.	4	25,164
NTT Urban Development Corp.	17	14,008
Sumitomo Realty & Development Co., Ltd.	127,000	3,509,278
Tokyu Land Corp.	7,000	39,297

		7,073,128

Retailing 0.7%
ABC-Mart, Inc.	400	17,543
Fast Retailing Co., Ltd.	9,600	2,137,631
H2O Retailing Corp.	163,000	1,676,712
Isetan Mitsukoshi Holdings Ltd.	5,600	54,816
J. Front Retailing Co., Ltd.	7,000	36,401
Jin Co., Ltd.	44,000	1,322,998
Marui Group Co., Ltd.	3,300	23,738
Nitori Holdings Co., Ltd.	21,260	1,736,159
Rakuten, Inc.	11,400	102,477
Ryohin Keikaku Co., Ltd.	8,000	529,787
Sanrio Co., Ltd.	700	23,047
Seria Co., Ltd.	68,100	1,376,854
Shimamura Co., Ltd.	9,842	1,025,865
Takashimaya Co., Ltd.	4,000	26,309
United Arrows Ltd.	63,200	1,619,319
USS Co., Ltd.	330	34,697
Yamada Denki Co., Ltd.	1,420	61,602

		11,805,955

Semiconductors & Semiconductor Equipment 0.5%
Advantest Corp.	2,200	27,826
Rohm Co., Ltd.	239,300	7,728,497
Sumco Corp. *	1,700	11,659
Tokyo Electron Ltd.	2,700	121,582

		7,889,564

Software & Services 0.2%
Dena Co., Ltd.	1,800	56,180
Gree, Inc.	1,400	24,404
Internet Initiative Japan, Inc.	17,700	462,485
Itochu Techno-Solutions Corp.	400	20,694
Konami Corp.	1,400	32,139
Nexon Co., Ltd. *	1,600	19,513

See financial notes 41

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nintendo Co., Ltd.	1,700	219,469
Nomura Research Institute Ltd.	1,500	31,885
NTT Data Corp.	19	61,927
Oracle Corp., Japan	600	26,683
Otsuka Corp.	4,346	354,335
Square Enix Holdings Co., Ltd.	1,000	14,096
Trend Micro, Inc.	1,600	44,852
Yahoo Japan Corp.	5,699	1,961,295

		3,329,957

Technology Hardware & Equipment 1.7%
Anritsu Corp.	50,000	628,978
Brother Industries Ltd.	3,500	33,009
Canon, Inc.	381,660	12,403,819
Citizen Holdings Co., Ltd.	3,900	19,793
FUJIFILM Holdings Corp.	7,200	121,539
Fujitsu Ltd.	29,000	111,573
Hamamatsu Photonics K.K.	1,000	34,670
Hirose Electric Co., Ltd.	500	53,517
Hitachi High-Technologies Corp.	900	19,724
Hitachi Ltd.	73,000	387,132
Horiba Ltd.	97,400	2,657,611
Hoya Corp.	6,800	137,717
Ibiden Co., Ltd.	1,800	22,699
Japan Aviation Electronics Industry Ltd.	126,000	1,004,549
Keyence Corp.	700	185,842
Konica Minolta Holdings, Inc.	8,000	53,223
Kyocera Corp.	2,400	211,101
Murata Manufacturing Co., Ltd.	3,124	151,969
NEC Corp. *	39,000	74,804
Nippon Electric Glass Co., Ltd.	6,000	30,538
Omron Corp.	454,200	9,055,061
Ricoh Co., Ltd.	10,000	83,689
Seiko Epson Corp.	1,900	10,566
Shimadzu Corp.	4,000	26,937
TDK Corp.	1,900	71,447
Toshiba Corp.	62,000	230,373
Yaskawa Electric Corp.	3,321	23,802
Yokogawa Electric Corp.	47,600	541,841

		28,387,523

Telecommunication Services 0.1%
KDDI Corp.	4,200	326,257
Nippon Telegraph & Telephone Corp.	6,800	310,951
NTT DoCoMo, Inc.	237	343,419
Softbank Corp.	13,700	432,678

		1,413,305

Transportation 0.1%
All Nippon Airways Co., Ltd.	19,000	40,240
Central Japan Railway Co.	2,300	197,924
East Japan Railway Co.	5,238	359,519
Hankyu Hanshin Holdings, Inc.	19,000	105,182
Japan Airlines Co., Ltd. *	900	42,841
Kamigumi Co., Ltd.	4,000	32,260
Kawasaki Kisen Kaisha Ltd. *	11,000	13,943
Keikyu Corp.	7,000	65,927
Keio Corp.	9,000	68,304
Keisei Electric Railway Co., Ltd.	4,266	39,109
Kintetsu Corp.	26,000	101,893
Mitsubishi Logistics Corp.	2,000	25,793
Mitsui O.S.K. Lines, Ltd.	17,000	40,748
Nippon Express Co., Ltd.	13,000	47,573
Nippon Yusen K.K.	27,000	51,466
Odakyu Electric Railway Co., Ltd.	10,000	106,108
Tobu Railway Co., Ltd.	16,000	85,023
Tokyu Corp.	17,000	86,474
West Japan Railway Co.	2,700	117,876
Yamato Holdings Co., Ltd.	6,000	91,402

		1,719,605

Utilities 0.1%
Chubu Electric Power Co., Inc.	9,931	102,331
Electric Power Development Co., Ltd.	1,900	48,666
Hokkaido Electric Power Co., Inc.	2,700	22,236
Hokuriku Electric Power Co.	2,500	24,829
Kyushu Electric Power Co., Inc.	6,400	48,530
Osaka Gas Co., Ltd.	30,000	123,646
Shikoku Electric Power Co., Inc.	2,700	28,867
The Chugoku Electric Power Co., Inc.	4,500	48,406
The Kansai Electric Power Co., Inc.	11,700	89,990
Toho Gas Co., Ltd.	6,330	38,365
Tohoku Electric Power Co., Inc. *	6,800	50,089
Tokyo Electric Power Co., Inc. *	21,700	35,424
Tokyo Gas Co., Ltd.	39,000	206,658

		868,037

		219,448,223

Luxembourg 0.4%

Energy 0.4%
Subsea 7 S.A.	35,180	771,218
Tenaris S.A. ADR	126,350	4,753,287

		5,524,505

Materials 0.0%
ArcelorMittal	14,370	212,453

Media 0.0%
SES S.A.	4,941	136,767

Telecommunication Services 0.0%
Millicom International Cellular S.A. SDR	976	84,262

		5,957,987

Mexico 0.1%

Materials 0.1%
Grupo Mexico S.A.B. de C.V., Series B	438,600	1,405,503

Media 0.0%
Grupo Televisa S.A. ADR	34,800	786,480

		2,191,983

42 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Netherlands 4.3%

Capital Goods 1.2%
European Aeronautic Defence & Space Co., N.V.	6,354	226,138
Koninklijke Boskalis Westminster N.V.	283,785	10,823,733
Koninklijke Philips Electronics N.V.	354,435	8,877,197

		19,927,068

Commercial & Professional Supplies 0.1%
Brunel International N.V.	35,221	1,698,271
Randstad Holding N.V.	1,794	58,656

		1,756,927

Diversified Financials 0.0%
ING Groep N.V. CVA *	59,627	530,569

Energy 1.2%
Core Laboratories N.V.	34,100	3,534,806
Fugro N.V. CVA	20,459	1,384,533
Royal Dutch Shell plc, B Shares	210,826	7,457,422
SBM Offshore N.V. *	2,566	33,591
Schlumberger Ltd.	98,825	6,871,302

		19,281,654

Food & Staples Retailing 0.3%
Koninklijke Ahold N.V.	316,780	4,034,049

Food, Beverage & Tobacco 0.8%
DE Master Blenders 1753 N.V. *	9,102	111,638
Heineken Holding N.V.	95,159	4,834,808
Heineken N.V.	3,567	220,129
Unilever N.V. CVA	170,368	6,261,810
Unilever N.V., NY Shares	47,850	1,755,616

		13,184,001

Insurance 0.0%
Aegon N.V.	26,811	149,944
Delta Lloyd N.V.	2,520	41,909

		191,853

Materials 0.4%
Akzo Nobel N.V.	91,438	4,976,793
James Hardie Industries plc CDI	110,718	1,059,089
Koninklijke DSM N.V.	2,431	125,012

		6,160,894

Media 0.0%
Reed Elsevier N.V.	10,856	145,725
Wolters Kluwer N.V.	4,864	94,105

		239,830

Real Estate 0.0%
Corio N.V.	1,077	47,978

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	29,620	1,628,278

Software & Services 0.1%
InterXion Holding N.V. *	100,002	2,137,043

Telecommunication Services 0.0%
Koninklijke (Royal) KPN N.V.	15,435	97,297
Ziggo NV	13,890	449,908

		547,205

Transportation 0.1%
Koninklijke Vopak N.V.	20,560	1,431,392
TNT Express N.V.	5,294	55,784

		1,487,176

		71,154,525

New Zealand 0.5%

Consumer Services 0.2%
SKYCITY Entertainment Group Ltd.	984,592	3,140,336

Materials 0.0%
Fletcher Building Ltd.	10,175	58,851

Retailing 0.1%
Trade Me Ltd.	368,872	1,300,820

Telecommunication Services 0.0%
Telecom Corp. of New Zealand Ltd.	28,860	57,053

Transportation 0.2%
Auckland International Airport Ltd.	1,456,859	3,213,618

Utilities 0.0%
Contact Energy Ltd. *	5,211	23,729

		7,794,407

Nigeria 0.0%

Banks 0.0%
Guaranty Trust Bank plc GDR - Reg’d	101,544	629,573

Norway 1.7%

Banks 0.0%
DnB A.S.A.	15,192	189,924

Capital Goods 0.0%
Orkla A.S.A.	11,571	91,661

Commercial & Professional Supplies 0.1%
Tomra Systems A.S.A.	184,375	1,514,687

Energy 1.2%
Aker Solutions A.S.A.	113,149	2,229,760
Det Norske Oljeselskap A.S.A *	86,190	1,327,811
Farstad Shipping A.S.A.	76,299	1,632,967
Fred Olsen Energy A.S.A	101,054	4,732,167
Petroleum Geo-Services A.S.A.	320,099	5,531,154
Seadrill Ltd.	5,407	219,093
Statoil A.S.A.	227,861	5,611,976

		21,284,928

Insurance 0.0%
Gjensidige Forsikring A.S.A.	2,999	43,792

Materials 0.1%
Norsk Hydro A.S.A.	13,961	62,853
Yara International A.S.A.	2,941	138,606
Yara International A.S.A. ADR	14,200	670,098

		871,557

See financial notes 43

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Media 0.1%
Schibsted A.S.A.	22,612	846,259

Telecommunication Services 0.2%
Telenor A.S.A.	181,310	3,566,027

Transportation 0.0%
Norwegian Air Shuttle A.S.A. *	22,400	484,172

		28,893,007

Panama 0.1%

Transportation 0.1%
Copa Holdings S.A., Class A	11,196	1,039,213

Papua New Guinea 0.0%

Energy 0.0%
Oil Search Ltd.	103,900	800,633

Philippines 0.2%

Food & Staples Retailing 0.0%
Puregold Price Club, Inc.	439,400	319,007

Food, Beverage & Tobacco 0.1%
Universal Robina Corp.	719,400	1,254,578

Real Estate 0.0%
SM Prime Holdings, Inc.	1,900,000	667,772

Transportation 0.1%
International Container Terminal Services, Inc.	558,500	961,440

		3,202,797

Portugal 0.0%

Banks 0.0%
Banco Espirito Santo, S.A. - Reg’d *	30,126	29,320

Energy 0.0%
Galp Energia, SGPS, S.A.	3,469	55,531

Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	3,303	57,823

Telecommunication Services 0.0%
Portugal Telecom, SGPS, S.A. - Reg’d	10,082	50,716

Utilities 0.0%
EDP - Energias de Portugal S.A.	28,618	77,787

		271,177

Republic of Korea 1.6%

Automobiles & Components 0.3%
Hyundai Motor Co.	17,240	3,543,140
Kolao Holdings	71,380	1,275,944
Nexen Tire Corp.	17,370	270,660

		5,089,744

Capital Goods 0.2%
Daewoo International Corp.	14,490	555,847
Sung Kwang Bend Co., Ltd.	106,237	2,567,984

		3,123,831

Consumer Services 0.1%
Hotel Shilla Co., Ltd.	58,075	2,449,379

Food, Beverage & Tobacco 0.1%
Orion Corp.	1,103	1,035,866

Health Care Equipment & Services 0.0%
Osstem Implant Co., Ltd. *	9,070	262,727

Household & Personal Products 0.1%
Cosmax, Inc.	33,680	1,502,164

Insurance 0.1%
Samsung Fire & Marine Insurance Co., Ltd.	4,840	1,056,596

Materials 0.1%
Soulbrain Co., Ltd.	49,173	1,976,668

Media 0.1%
Cheil Worldwide, Inc.	84,780	1,632,944

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Celltrion, Inc.	42,604	1,049,287

Semiconductors & Semiconductor Equipment 0.3%
Samsung Electronics Co., Ltd.	5,198	6,237,794

Transportation 0.1%
Hyundai Glovis Co., Ltd.	4,585	953,485

		26,370,485

Singapore 3.5%

Banks 0.1%
DBS Group Holdings Ltd.	28,000	317,980
Oversea-Chinese Banking Corp., Ltd.	40,000	297,294
United Overseas Bank Ltd.	20,000	298,256

		913,530

Capital Goods 0.2%
Cosco Corp., (Singapore) Ltd.	15,000	10,768
Fraser & Neave Ltd.	14,000	104,890
Keppel Corp., Ltd.	409,500	3,562,841
SembCorp Industries Ltd.	15,000	66,571
SembCorp Marine Ltd.	13,000	49,935
Singapore Technologies Engineering Ltd.	23,000	66,196
Yangzijiang Shipbuilding Holdings Ltd.	29,000	21,386

		3,882,587

Consumer Services 0.0%
Genting Singapore plc	96,000	104,283

Diversified Financials 0.0%
Singapore Exchange Ltd.	13,000	71,450

Energy 0.4%
Ezion Holdings Ltd.	2,241,000	2,365,394
Ezra Holdings Ltd. *	4,244,000	3,861,216

		6,226,610

Food & Staples Retailing 0.0%
Olam International Ltd.	22,000	35,341

Food, Beverage & Tobacco 0.0%
First Resources Ltd.	368,000	617,080

44 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Golden Agri-Resources Ltd.	100,000	51,074
Wilmar International Ltd.	29,000	73,203

		741,357

Media 0.0%
Singapore Press Holdings Ltd.	26,000	85,968

Real Estate 1.2%
Ascendas REIT	2,967,000	5,724,666
Capitaland Ltd.	41,000	109,189
CapitaMall Trust	5,796,200	9,972,938
CapitaMalls Asia Ltd.	20,000	30,180
City Developments Ltd.	8,000	74,696
Global Logistic Properties Ltd.	1,754,000	3,680,052
Keppel Land Ltd.	11,000	30,470
UOL Group Ltd.	7,000	32,389

		19,654,580

Retailing 0.1%
Jardine Cycle & Carriage Ltd.	2,000	80,469
Osim International Ltd.	750,000	996,016

		1,076,485

Telecommunication Services 0.3%
Singapore Telecommunications Ltd.	123,000	323,901
StarHub Ltd.	1,821,000	5,478,678

		5,802,579

Transportation 1.0%
ComfortDelGro Corp., Ltd.	28,000	38,720
Hutchison Port Holdings Trust, Class U	78,000	60,560
Neptune Orient Lines Ltd. *	14,000	13,250
SATS Ltd.	2,741,000	6,249,530
SIA Engineering Co., Ltd.	2,182,000	7,506,738
Singapore Airlines Ltd.	8,331	72,116
SMRT Corp., Ltd.	1,379,553	1,960,079

		15,900,993

Utilities 0.2%
Hyflux Ltd.	2,671,000	2,944,529

		57,440,292

South Africa 0.6%

Capital Goods 0.1%
Bidvest Group Ltd.	67,148	1,602,749

Diversified Financials 0.1%
FirstRand Ltd.	554,269	1,842,169

Food, Beverage & Tobacco 0.1%
Tiger Brands Ltd.	29,914	951,121

Health Care Equipment & Services 0.1%
Life Healthcare Group Holdings Pte Ltd.	184,719	698,639

Insurance 0.0%
Discovery Holdings Ltd.	80,141	512,741

Media 0.1%
Naspers Ltd., Class N	29,705	1,928,914

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Aspen Pharmacare Holdings Ltd. *	89,985	1,642,200

Retailing 0.0%
Mr. Price Group Ltd.	19,397	299,658

		9,478,191

Spain 1.5%

Banks 0.8%
Banco Bilbao Vizcaya Argentaria S.A.	85,771	716,694
Banco de Sabadell S.A. *	43,301	105,587
Banco Popular Espanol S.A. *	23,027	36,009
Banco Santander S.A.	1,509,870	11,368,120
Bankia S.A. *	18,673	28,185
CaixaBank	11,809	44,849

		12,299,444

Capital Goods 0.0%
ACS, Actividades de Construccion y Servicios S.A.	2,274	48,597
Ferrovial S.A.	6,567	92,925
Zardoya Otis S.A.	2,201	27,224

		168,746

Commercial & Professional Supplies 0.2%
Prosegur Cia de Seguridad S.A. - Reg’d	621,880	3,392,906

Diversified Financials 0.0%
Bolsas y Mercados Espanoles	17,145	370,459

Energy 0.0%
Repsol S.A.	12,993	260,390

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	10,559	63,968

Food, Beverage & Tobacco 0.1%
Viscofan S.A.	21,134	1,023,980

Insurance 0.0%
Mapfre S.A.	11,544	32,023

Materials 0.0%
Acerinox S.A.	1,495	15,605

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Grifols S.A. *	34,009	1,181,159

Retailing 0.2%
Inditex S.A.	31,449	4,015,788

Software & Services 0.0%
Amadeus IT Holding S.A., A Shares	4,972	123,168

Telecommunication Services 0.1%
Telefonica S.A.	62,549	825,571

Transportation 0.0%
Abertis Infraestructuras S.A.	5,664	85,548
International Consolidated Airlines Group S.A. *	13,910	36,617

		122,165

Utilities 0.0%
Acciona S.A.	381	23,418
Enagas S.A.	2,685	53,412
Gas Natural SDG S.A.	5,204	80,853
Iberdrola S.A.	62,546	323,923

See financial notes 45

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Red Electrica Corp. S.A.	1,623	76,151

		557,757

		24,453,129

Sweden 1.7%

Banks 0.1%
Nordea Bank AB	40,968	372,385
Skandinaviska Enskilda Banken AB, A Shares	21,986	182,435
Svenska Handelsbanken AB, A Shares	7,591	260,502
Swedbank AB, A Shares	12,741	236,657

		1,051,979

Capital Goods 0.6%
Alfa Laval AB	5,063	88,082
Assa Abloy AB, B Shares	133,458	4,446,247
Atlas Copco AB, A Shares	144,807	3,560,981
Atlas Copco AB, B Shares	63,950	1,402,309
Sandvik AB	15,586	216,575
Scania AB, B Shares	4,798	91,549
Skanska AB, B Shares	5,997	93,943
SKF AB, B Shares	6,116	138,024
Volvo AB, B Shares	21,880	295,254

		10,332,964

Commercial & Professional Supplies 0.2%
AF AB, B Shares	151,926	3,374,661
Securitas AB, B Shares	4,695	34,192

		3,408,853

Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares	48,993	1,255,966
Husqvarna AB, B Shares	6,685	38,831
JM AB	21,240	382,597

		1,677,394

Diversified Financials 0.0%
Industrivarden AB, C Shares	1,765	24,929
Investment AB Kinnevik, B Shares	3,084	59,016
Investor AB, B Shares	7,103	156,793
Ratos AB, B Shares	2,873	24,668

		265,406

Energy 0.1%
Lundin Petroleum AB *	53,857	1,292,244

Food, Beverage & Tobacco 0.2%
AarhusKarlshamn AB	45,514	1,792,886
Swedish Match AB	19,448	663,075

		2,455,961

Health Care Equipment & Services 0.2%
Elekta AB, B Shares	69,167	984,610
Getinge AB, B Shares	99,014	3,046,873

		4,031,483

Household & Personal Products 0.0%
Svenska Cellulosa AB, B Shares	9,015	175,758

Materials 0.1%
Boliden AB	4,101	71,865
Hexpol AB	15,487	692,505
Holmen AB, B Shares	792	23,340
SSAB AB, A Shares	2,347	16,813

		804,523

Media 0.0%
Modern Times Group AB, B Shares	731	22,299

Retailing 0.0%
Hennes & Mauritz AB, B Shares	14,664	497,205

Technology Hardware & Equipment 0.1%
Axis Communications AB	3,958	92,515
Hexagon AB, B Shares	59,947	1,384,852
Telefonaktiebolaget LM Ericsson, B Shares	46,837	414,932

		1,892,299

Telecommunication Services 0.0%
Tele2 AB, B Shares	4,754	79,358
TeliaSonera AB	33,575	220,729

		300,087

		28,208,455

Switzerland 7.5%

Banks 0.0%
Banque Cantonale Vaudoise - Reg’d	44	23,316

Capital Goods 0.3%
ABB Ltd. - Reg’d *	34,336	620,105
Burckhardt Compression Holding AG	85	24,363
Geberit AG - Reg’d *	14,517	2,998,414
Kaba Holding AG - Reg’d, Series B *	3,523	1,332,156
Schindler Holding AG	729	96,211
Schindler Holding AG - Reg’d	323	41,793
Sulzer AG - Reg’d	360	52,202

		5,165,244

Commercial & Professional Supplies 0.7%
Adecco S.A. - Reg’d *	182,287	8,839,535
DKSH Holding Ltd. *	14,790	941,745
SGS S.A. - Reg’d	996	2,111,440

		11,892,720

Consumer Durables & Apparel 0.5%
Compagnie Financiere Richemont S.A., Series A	110,114	7,146,177
The Swatch Group AG - Bearer Shares	479	198,271
The Swatch Group AG - Reg’d	651	47,351

		7,391,799

Diversified Financials 1.2%
Credit Suisse Group AG - Reg’d *	659,906	15,346,344
GAM Holding AG *	72,979	1,020,640
Julius Baer Group Ltd. *	3,257	113,024
Pargesa Holding S.A.	405	27,270
Partners Group Holding AG	7,736	1,637,616

46 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
UBS AG - Reg’d *	56,818	852,474

		18,997,368

Energy 0.9%
Noble Corp.	204,650	7,723,491
Transocean Ltd.	60,321	2,756,066
Transocean Ltd. *	5,512	252,140
Weatherford International Ltd. *	334,675	3,781,828

		14,513,525

Food, Beverage & Tobacco 1.3%
Aryzta AG *	1,308	65,345
Barry Callebaut AG - Reg’d	27	25,787
Lindt & Spruengli AG *	15	47,401
Lindt & Spruengli AG - Reg’d *	2	72,803
Nestle S.A. - Reg’d	203,899	12,945,175
Nestle S.A. - Reg’d ADR	140,112	8,874,694

		22,031,205

Health Care Equipment & Services 0.0%
Sonova Holding AG - Reg’d *	737	74,213
Straumann Holding AG - Reg’d	118	14,541

		88,754

Insurance 0.1%
Baloise Holding AG - Reg’d	712	59,428
Swiss Life Holding AG - Reg’d *	457	57,713
Swiss Re AG *	5,522	382,108
Zurich Insurance Group AG *	2,303	567,735

		1,066,984

Materials 1.3%
Clariant AG - Reg’d *	82,334	882,289
Givaudan S.A. - Reg’d *	5,361	5,362,540
Glencore International plc	884,063	4,905,883
Holcim Ltd. - Reg’d *	105,636	7,209,256
Sika AG	35	72,934
Syngenta AG - Reg’d	8,084	3,151,867

		21,584,769

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Actelion Ltd. - Reg’d *	1,659	80,076
Lonza Group AG - Reg’d *	754	38,242
Novartis AG - Reg’d	102,376	6,173,328
Novartis AG ADR	45,375	2,743,372
Roche Holding AG	15,329	2,952,750

		11,987,768

Real Estate 0.0%
Swiss Prime Site AG - Reg’d *	723	60,360

Telecommunication Services 0.0%
Swisscom AG - Reg’d	365	151,935

Transportation 0.5%
Kuehne & Nagel International AG - Reg’d	71,510	8,365,466

		123,321,213

Taiwan 0.6%

Banks 0.0%
First Financial Holding Co., Ltd.	550,000	312,036

Capital Goods 0.1%
CTCI Corp.	936,000	1,859,958

Semiconductors & Semiconductor Equipment 0.3%
Chipbond Technology Corp.	1,643,000	2,780,999
Novatek Microelectronics Corp.	179,000	673,206
Radiant Opto-Electronics Corp.	394,540	1,638,680

		5,092,885

Technology Hardware & Equipment 0.2%
Asustek Computer, Inc.	102,000	1,091,240
Chicony Electronics Co., Ltd.	808,000	1,771,270

		2,862,510

		10,127,389

Thailand 0.4%

Banks 0.1%
Kasikornbank PCL	295,100	1,725,668

Food, Beverage & Tobacco 0.0%
Thai Union Frozen Products PCL	161,680	379,803

Media 0.0%
BEC World PCL	291,800	561,703

Real Estate 0.1%
Asian Property Development PCL	4,090,700	1,161,145

Retailing 0.1%
Home Product Center PCL	3,117,600	1,159,564

Telecommunication Services 0.1%
Advanced Info Service PCL - Reg’d	240,400	1,549,070

		6,536,953

Turkey 0.1%

Banks 0.0%
Turkiye Halk Bankasi A/S	131,857	1,163,312

Food & Staples Retailing 0.1%
Bizim Toptan Satis Magazalari A/S	85,827	1,175,320

		2,338,632

United Kingdom 20.1%

Automobiles & Components 0.0%
GKN plc	23,289	78,330

Banks 0.9%
Barclays plc	181,256	670,236
HSBC Holdings plc	283,350	2,793,628
Lloyds Banking Group plc *	16,468,366	10,844,446
Royal Bank of Scotland Group plc *	31,734	141,695
Standard Chartered plc	37,481	887,420

		15,337,425

Capital Goods 3.9%
Ashtead Group plc	1,624,572	9,814,491
BAE Systems plc	49,915	251,933
Balfour Beatty plc	10,304	52,523
Bodycote plc	676,912	4,133,025
Bunzl plc	72,024	1,193,033
Cobham plc	857,630	2,981,627

See financial notes 47

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Fenner plc	523,721	3,059,782
IMI plc	4,746	73,277
Interserve plc	548,522	3,455,610
Invensys plc	12,175	44,892
Meggitt plc	190,603	1,188,801
Melrose plc	18,513	72,114
Rolls-Royce Holdings plc *	262,665	3,629,868
Rotork plc	404,191	14,890,955
Smiths Group plc	211,185	3,608,463
Spirax-Sarco Engineering plc	151,649	4,747,900
The Weir Group plc	3,386	95,423
Ultra Electronics Holdings plc	217,762	5,958,880
Wolseley plc	129,678	5,684,738

		64,937,335

Commercial & Professional Supplies 1.1%
Aggreko plc	46,551	1,619,042
Babcock International Group plc	249,586	3,945,306
Capita plc	10,322	120,604
De La Rue plc	434,063	7,423,631
G4S plc	21,153	89,024
Intertek Group plc	17,043	776,857
RPS Group plc	98,469	371,867
Serco Group plc	451,945	4,136,948

		18,483,279

Consumer Durables & Apparel 0.5%
Bellway plc	304,844	4,983,065
Berkeley Group Holdings plc *	82,293	2,025,070
Burberry Group plc	6,834	128,944
Taylor Wimpey plc	685,061	677,089

		7,814,168

Consumer Services 0.6%
Carnival plc	2,747	109,420
Compass Group plc	29,081	319,542
Greene King plc	359,078	3,445,139
InterContinental Hotels Group plc	121,683	3,010,652
Millennium & Copthorne Hotels plc	178,151	1,445,631
TUI Travel plc	7,543	30,604
Whitbread plc	17,724	673,566

		9,034,554

Diversified Financials 1.1%
3i Group plc	14,557	50,744
Aberdeen Asset Management plc	878,975	4,610,109
Ashmore Group plc	253,023	1,489,631
Hargreaves Lansdown plc	20,195	241,011
ICAP plc	8,336	43,856
IG Group Holdings plc	120,097	845,676
Investec plc	8,046	47,448
Jupiter Fund Management plc	143,817	608,480
London Stock Exchange Group plc	2,950	46,547
Man Group plc	28,276	35,932
Schroders plc	388,995	9,598,505
Schroders plc, Non Voting Shares	1,100	21,965

		17,639,904

Energy 1.0%
AMEC plc	133,341	2,287,831
BG Group plc	52,903	982,244
BP plc	296,987	2,120,961
Enquest plc *	689,767	1,293,043
John Wood Group plc	370,227	5,088,644
Ophir Energy plc *	18,256	163,448
Petrofac Ltd.	3,889	100,966
Royal Dutch Shell plc, A Shares	57,694	1,979,637
Tullow Oil plc	120,584	2,739,518

		16,756,292

Food & Staples Retailing 0.3%
J. Sainsbury plc	18,294	104,891
Tesco plc	1,030,580	5,332,663
WM Morrison Supermarkets plc	36,511	158,083

		5,595,637

Food, Beverage & Tobacco 1.7%
Associated British Foods plc	5,619	125,745
British American Tobacco plc	30,557	1,515,614
British American Tobacco plc ADR	60,200	5,981,472
Diageo plc	396,228	11,327,563
Diageo plc ADR	63,625	7,268,520
Imperial Tobacco Group plc	15,625	590,928
SABMiller plc	14,906	639,736
Tate & Lyle plc	7,497	87,872
Unilever plc	20,023	746,921

		28,284,371

Health Care Equipment & Services 0.0%
Smith & Nephew plc	13,959	147,619

Household & Personal Products 0.0%
Reckitt Benckiser Group plc	10,300	624,017

Insurance 1.0%
Admiral Group plc	3,040	54,475
Amlin plc	178,071	1,073,452
Aviva plc	44,994	240,961
Hiscox Ltd.	87,728	680,816
Lancashire Holdings Ltd.	277,139	3,864,683
Legal & General Group plc	91,272	197,852
Old Mutual plc	75,509	210,176
Prudential plc	247,659	3,401,247
Resolution Ltd.	21,377	75,367
RSA Insurance Group plc	58,282	105,790
St. James’s Place plc	85,237	547,312
Standard Life plc	36,765	173,598
Willis Group Holdings plc	189,500	6,380,465

		17,006,194

Materials 3.2%
Anglo American plc	21,535	663,584
Antofagasta plc	6,425	130,711
AZ Electronic Materials S.A.	1,259,505	7,224,667
BHP Billiton plc	32,910	1,054,805
Croda International plc	452,577	16,113,650
Elementis plc	501,910	1,698,808
Eurasian Natural Resources Corp.	3,862	20,473
Evraz plc	4,952	18,895

48 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Filtrona plc	153,802	1,424,857
Fresnillo plc	2,689	83,481
Johnson Matthey plc	81,484	2,965,074
Kazakhmys plc	3,210	36,829
Lonmin plc	2,431	20,172
Randgold Resources Ltd.	1,346	160,897
Rexam plc	874,712	6,315,937
Rio Tinto plc	20,982	1,048,185
Rio Tinto plc ADR	126,300	6,312,474
Vedanta Resources plc	1,793	32,945
Victrex plc	295,482	6,810,945
Xstrata plc	33,067	523,826

		52,661,215

Media 0.7%
British Sky Broadcasting Group plc	17,235	197,252
ITV plc	1,830,449	2,562,649
Pearson plc	12,645	254,252
Reed Elsevier plc	223,161	2,185,933
Rightmove plc	73,766	1,920,403
UBM plc	352,082	3,980,245

		11,100,734

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Abcam plc	96,745	602,131
AstraZeneca plc	19,597	908,806
GlaxoSmithKline plc	130,935	2,933,917

		4,444,854

Real Estate 0.3%
British Land Co., plc	13,671	116,773
Capital Shopping Centres Group plc	8,375	45,081
Derwent London plc	32,479	1,080,807
Great Portland Estates plc	330,912	2,498,831
Hammerson plc	10,685	81,480
Land Securities Group plc	12,150	157,892
Segro plc	11,121	42,641

		4,023,505

Retailing 0.6%
ASOS plc *	43,171	1,575,125
Debenhams plc	48,872	94,617
Dunelm Group plc	96,847	1,049,367
Howden Joinery Group plc	616,224	1,694,160
Kingfisher plc	36,805	172,321
Marks & Spencer Group plc	24,746	157,498
Next plc	2,596	149,650
Ocado Group plc *	348,147	364,180
Signet Jewelers Ltd.	98,100	5,077,656

		10,334,574

Semiconductors & Semiconductor Equipment 0.3%
ARM Holdings plc	311,695	3,358,681
Imagination Technologies Group plc *	220,422	1,628,441

		4,987,122

Software & Services 0.4%
Anite plc	277,630	633,839
Aveva Group plc	4,215	135,634
Moneysupermarket.com Group plc	289,927	627,895
Telecity Group plc	381,949	5,563,726
The Sage Group plc	19,846	99,677

		7,060,771

Technology Hardware & Equipment 1.7%
Diploma plc	525,288	3,794,230
Domino Printing Sciences plc	534,479	4,685,868
Halma plc	607,808	4,051,075
Laird plc	1,271,820	4,320,982
Oxford Instruments	17,006	369,030
Spectris plc	332,796	9,321,322
TT Electronics plc	830,179	1,677,727

		28,220,234

Telecommunication Services 0.2%
BT Group plc	120,927	415,576
Inmarsat plc	98,321	900,749
Vodafone Group plc	770,213	2,091,615

		3,407,940

Utilities 0.3%
Centrica plc	80,473	421,302
National Grid plc	55,684	635,051
Severn Trent plc	3,562	92,381
SSE plc	166,805	3,901,438
United Utilities Group plc	10,763	117,675

		5,167,847

		333,147,921

United States 0.2%

Food, Beverage & Tobacco 0.1%
Bunge Ltd.	14,600	1,037,038

Insurance 0.1%
PartnerRe Ltd.	20,725	1,678,725

		2,715,763

Total Common Stock
(Cost $1,334,136,678)		1,596,251,875

Preferred Stock 0.1% of net assets

Germany 0.1%
Bayerische Motoren Werke AG	783	43,377
Henkel AG & Co. KGaA	2,771	221,563
Porsche Automobil Holding SE	2,393	159,503
ProSiebenSat.1 Media AG	1,514	42,215
RWE AG	585	24,242
Volkswagen AG	2,252	467,573

		958,473

United Kingdom 0.0%
Rolls-Royce Holdings plc, C Shares (a)*	19,962,540	32,214

Total Preferred Stock
(Cost $846,024)		990,687

See financial notes 49

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Companies 2.6% of net assets

Equity Funds 0.3%
iShares Asia Trust - iShares FTSE A50 China Index ETF	970,760	1,222,523
Market Vectors Junior Gold Miners ETF	148,796	3,591,936

		4,814,459

Money Market Fund 2.3%
State Street Institutional U.S. Government Money Market Fund	38,105,383	38,105,383

Total Other Investment Companies
(Cost $42,714,640)		42,919,842

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Corporate Bonds 0.2% of net assets

Brazil 0.0%
Lupatech S.A. (a)
6.50%, 04/15/18	226,000	28,510

Guernsey 0.2%
CSG Guernsey V Ltd.
4.00%, 03/29/13	2,053,000	2,945,139

Total Corporate Bonds
(Cost $2,217,930)		2,973,649

	Number	Value
Security	of Shares	($)

Rights 0.0% of net assets

Spain 0.0%
Banco Santander S.A. *	1,509,870	297,467

Total Rights
(Cost $295,591)		297,467

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.11%, 12/20/12 (b)(c)	1,088,000	1,087,845
0.10%, 12/20/12 (b)(c)	155,000	154,979

Total Short-Term Investments
(Cost $1,242,824)		1,242,824

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $1,426,864,617 and the unrealized appreciation and depreciation were $270,011,741 and ($52,200,014), respectively, with a net unrealized appreciation of $217,811,727.

At 10/31/12, the values of certain foreign securities held by the fund aggregating $1,332,720,767 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

AUD —	Australian dollar
CHF —	Swiss franc
EUR —	euro currency
GBP —	Great British pound
JPY —	Japanese yen
NZD —	New Zealand dollar
SEK —	Swedish krona
USD —	U.S. dollar

In addition to the above the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/21/12	16	1,214,720	(11,121)
Russell 2000 Index, mini, Long, expires 12/21/12	115	9,387,450	(341,256)
S&P 500 Index, e-mini, Long, expires 12/21/12	126	8,862,840	(241,041)

Net unrealized losses			(593,418)

50 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Gains /
Expiration		to be	to be	to be	to be	(Losses)
Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

12/19/2012	State Street Bank & Trust Co.	CHF	4,000,000	USD	4,298,271	192,759
12/17/2012	Morgan Stanley & Co., Inc.	EUR	5,859,000	USD	7,597,502	(4,955)
12/18/2012	Bank of New York Mellon	GBP	8,619,000	USD	13,906,878	55,283
01/31/2013	State Street Bank London	USD	8,329,398	AUD	8,081,000	(21,968)
03/20/2013	State Street Bank & Trust Co.	USD	8,821,533	AUD	8,590,000	(355,658)
12/19/2012	State Street Bank & Trust Co.	USD	26,004,539	CHF	24,200,000	585,654
12/17/2012	Morgan Stanley & Co., Inc.	USD	7,597,502	EUR	5,859,000	48,979
12/18/2012	Bank of New York Mellon	USD	13,906,878	GBP	8,619,000	(11,568)
12/14/2012	State Street Bank & Trust Co.	USD	6,933,206	JPY	553,258,000	105,163
12/14/2012	State Street Bank & Trust Co.	USD	5,975,240	JPY	476,814,000	41,796
06/19/2013	State Street Bank & Trust Co.	USD	30,328,182	JPY	2,415,000,000	750,500
01/31/2013	State Street Bank London	USD	3,952,886	NZD	4,834,500	(6,822)
09/18/2013	State Street Bank & Trust Co.	USD	2,034,778	SEK	13,600,000	11,134

Net unrealized gains on Forward Foreign Currency Exchange Contracts						1,390,297

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$221,526,498	$—	$221,526,498
Australia[1]	—	46,695,177	—	46,695,177
Materials	7,783,169	19,083,135	—	26,866,304
Belgium[1]	—	3,407,786	—	3,407,786
Telecommunication Services	11,904	105,079	—	116,983
Bermuda[1]	2,460,815	—	—	2,460,815
Brazil[1]	24,812,911	—	—	24,812,911
Canada[1]	87,922,213	—	—	87,922,213
Chile[1]	4,847,274	—	—	4,847,274
China[1]	—	10,606,002	—	10,606,002
Pharmaceuticals, Biotechnology & Life Sciences	315,699	1,152,441	—	1,468,140
Semiconductors & Semiconductor Equipment	542,505	—	—	542,505
Technology Hardware & Equipment	391,959	—	—	391,959
Colombia[1]	2,572,665	—	—	2,572,665
Cyprus[1]	748,788	—	—	748,788
Denmark[1]	—	18,096,018	—	18,096,018
Software & Services	562,851	—	—	562,851
France[1]	—	108,792,862	—	108,792,862
Food, Beverage & Tobacco	34,227	3,899,085	—	3,933,312
Health Care Equipment & Services	2,990,125	280,800	—	3,270,925
Pharmaceuticals, Biotechnology & Life Sciences	2,077,670	11,372,703	—	13,450,373

See financial notes 51

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Germany[1]	$—	$70,033,602	$—	$70,033,602
Capital Goods	4,328,547	19,139,194	—	23,467,741
Materials	4,968,992	18,150,920	—	23,119,912
Media	2,945,805	129,924	—	3,075,729
Real Estate	1,828,833	1,798,069	—	3,626,902
Greece[1]	—	21,399	—	21,399
Food, Beverage & Tobacco	71,025	—	—	71,025
Hong Kong[1]	—	36,679,194	—	36,679,194
Consumer Services	272,643	403,905	—	676,548
Technology Hardware & Equipment	—	5,289,188	30,640	5,319,828
India[1]	—	9,150,900	—	9,150,900
Health Care Equipment & Services	1,253,429	—	—	1,253,429
Pharmaceuticals, Biotechnology & Life Sciences	482,689	3,382,824	—	3,865,513
Ireland[1]	—	10,577,233	—	10,577,233
Capital Goods	8,948,658	—	—	8,948,658
Food, Beverage & Tobacco	4,434,358	—	—	4,434,358
Israel[1]	—	925,212	—	925,212
Semiconductors & Semiconductor Equipment	3,080,416	46,186	—	3,126,602
Japan[1]	—	210,615,565	—	210,615,565
Materials	6,627	6,939,728	—	6,946,355
Media	47,570	119,128	—	166,698
Transportation	42,841	1,676,764	—	1,719,605
Luxembourg[1]	—	433,482	—	433,482
Energy	4,753,287	771,218	—	5,524,505
Mexico[1]	2,191,983	—	—	2,191,983
Netherlands[1]	—	36,004,622	—	36,004,622
Energy	10,406,108	8,875,546	—	19,281,654
Food, Beverage & Tobacco	1,755,616	11,428,385	—	13,184,001
Software & Services	2,137,043	—	—	2,137,043
Telecommunication Services	449,908	97,297	—	547,205
Nigeria[1]	629,573	—	—	629,573
Norway[1]	—	28,021,450	—	28,021,450
Materials	670,098	201,459	—	871,557
Panama[1]	1,039,213	—	—	1,039,213
Portugal[1]	—	220,461	—	220,461
Telecommunication Services	50,716	—	—	50,716
South Africa[1]	—	9,178,533	—	9,178,533
Retailing	299,658	—	—	299,658

52 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Switzerland[1]	$—	$57,647,075	$—	$57,647,075
Banks	23,316	—	—	23,316
Capital Goods	41,793	5,123,451	—	5,165,244
Commercial & Professional Supplies	941,745	10,950,975	—	11,892,720
Energy	14,261,385	252,140	—	14,513,525
Food, Beverage & Tobacco	8,874,694	13,156,511	—	22,031,205
Pharmaceuticals, Biotechnology & Life Sciences	2,743,372	9,244,396	—	11,987,768
Real Estate	60,360	—	—	60,360
Thailand[1]	—	1,725,668	—	1,725,668
Food, Beverage & Tobacco	379,803	—	—	379,803
Media	561,703	—	—	561,703
Real Estate	1,161,145	—	—	1,161,145
Retailing	1,159,564	—	—	1,159,564
Telecommunication Services	1,549,070	—	—	1,549,070
United Kingdom[1]	—	196,641,333	—	196,641,333
Food, Beverage & Tobacco	13,249,992	15,034,379	—	28,284,371
Insurance	6,380,465	10,625,729	—	17,006,194
Materials	6,312,474	46,348,741	—	52,661,215
Retailing	5,077,656	5,256,918	—	10,334,574
Technology Hardware & Equipment	3,794,230	24,426,004	—	28,220,234
United States[1]	2,715,763	—	—	2,715,763
Preferred Stock[1]	—	958,473	—	958,473
United Kingdom	—	—	32,214	32,214
Other Investment Companies[1]	42,919,842	—	—	42,919,842
Rights[1]	297,467	—	—	297,467
Short-Term Investments[1]	—	1,242,824	—	1,242,824
Corporate Bonds[1]	—	2,945,139	—	2,945,139
Brazil	—	—	28,510	28,510

Total	$307,676,250	$1,336,908,730	$91,364	$1,644,676,344

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$1,791,268	$—	$—	$1,791,268

Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($593,418)	$—	$—	($593,418)
Forward Foreign Currency Exchange Contracts[2]	(400,971)	—	—	(400,971)

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

See financial notes 53

 Laudus International MarketMasters Fund

Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance			Change in					Balance
	as of	Accrued	Realized	Unrealized			Gross	Gross	as of
	October 31,	Discounts	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Premiums)	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock
Hong Kong	$82,530	$—	$—	($138,110)	$86,220	$—	$—	$—	$30,640
United Kingdom	27,850	—	(496)	(147)	—	(27,207)	—	—	—
Preferred Stock
United Kingdom	—	—	—	377	31,837	—	—	—	32,214
Corporate Bonds
Brazil	67,455	(302)	—	(38,643)	—	—	—	—	28,510

Total	$177,835	($302)	($496)	($176,523)	$118,057	($27,207)	$—	$—	$91,364

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was ($277,789).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $9,463,260 and $18,892,710 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2012. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

54 See financial notes

 Laudus International MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $1,381,453,687)		$1,644,676,344
Foreign currency, at value (cost $1,111,014)		1,109,341
Cash		7,880
Receivables:
Investments sold		5,203,700
Fund shares sold		6,509,089
Dividends		2,906,611
Foreign tax reclaims		804,631
Interest		35,585
Due from broker for futures		32,606
Unrealized gains on forward foreign currency exchange contracts		1,791,268
Prepaid expenses	+	161,776

Total assets		1,663,238,831

Liabilities

Payables:
Investments bought		6,833,192
Investment adviser and administrator fees		143,273
Shareholder service fees		330,742
Fund shares redeemed		1,870,093
Unrealized losses on forward foreign currency exchange contracts	+	400,971

Total liabilities		9,578,271

Net Assets

Total assets		1,663,238,831
Total liabilities	−	9,578,271

Net assets		$1,653,660,560

Net Assets by Source
Capital received from investors		1,767,019,959
Net investment income not yet distributed		20,990,598
Net realized capital losses		(398,325,628)
Net unrealized capital gains		263,975,631

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$591,555,332		31,088,403		$19.03
Select Shares	$1,062,105,228		55,803,448		$19.03

See financial notes 55

 Laudus International MarketMasters Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $3,266,346)		$43,338,010
Interest (net of foreign withholding taxes of $571)	+	44,245

Total investment income		43,382,255

Expenses

Investment adviser and administrator fees		20,044,201
Shareholder service fees:
Investor Shares		1,438,766
Select Shares		872,945
Custodian fees		958,743
Transfer agent fees		193,608
Professional fees		165,708
Portfolio accounting fees		159,328
Shareholder reports		155,257
Registration fees		64,961
Trustees’ fees		16,934
Interest expense		175
State filing fee reimbursement (Note 4)		(9,194)
Other expenses	+	64,941

Total expenses		24,126,373
Expense reduction by CSIM and its affiliates[1]	−	1,561,611
Custody credits	−	32

Net expenses	−	22,564,730

Net investment income		20,817,525

Realized and Unrealized Gains (Losses)

Net realized gains on investments		974,304
Net realized gains on futures contracts		6,946,489
Net realized gains on foreign currency transactions	+	8,812,772

Net realized gains		16,733,565
Net unrealized gains on investments		120,907,278
Net unrealized losses on futures contracts		(3,092,983)
Net unrealized losses on foreign currency translations	+	(2,854,650)

Net unrealized gains	+	114,959,645

Net realized and unrealized gains		131,693,210

Increase in net assets resulting from operations		$152,510,735

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $9,194. See financial note 4 for additional information.

56 See financial notes

 Laudus International MarketMasters Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$20,817,525	$16,424,222
Net realized gains		16,733,565	111,994,929
Net unrealized gains (losses)	+	114,959,645	(183,591,536)

Increase (Decrease) in net assets from operations		152,510,735	(55,172,385)

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(5,407,664)	(9,898,208)
Select Shares	+	(9,563,990)	(12,886,046)

Total distributions from net investment income		($14,971,654)	($22,784,254)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		1,866,086	$33,699,589	5,069,725	$93,748,039
Select Shares	+	14,627,352	259,539,496	14,896,939	281,255,337

Total shares sold		16,493,438	$293,239,085	19,966,664	$375,003,376

Shares Reinvested
Investor Shares		313,230	$4,983,484	484,093	$9,134,831
Select Shares	+	403,057	6,404,578	489,574	9,233,362

Total shares reinvested		716,287	$11,388,062	973,667	$18,368,193

Shares Redeemed
Investor Shares		(9,205,299)	($164,437,304)	(13,644,152)	($260,043,586)
Select Shares	+	(14,236,435)	(249,904,027)	(11,964,535)	(226,246,386)

Total shares redeemed		(23,441,734)	($414,341,331)	(25,608,687)	($486,289,972)

Net transactions in fund shares		(6,232,009)	($109,714,184)	(4,668,356)	($92,918,403)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		93,123,860	$1,625,835,663	97,792,216	$1,796,710,705
Total increase or decrease	+	(6,232,009)	27,824,897	(4,668,356)	(170,875,042)

End of period		86,891,851	$1,653,660,560	93,123,860	$1,625,835,663

Net investment income not yet distributed			$20,990,598		$2,951,994

See financial notes 57

 Laudus MarketMasters Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab International Core Equity Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2010 Fund
Laudus International MarketMasters Fund	Schwab Target 2015 Fund
Schwab S&P 500 Index Fund	Schwab Target 2020 Fund
Schwab Small-Cap Index Fund	Schwab Target 2025 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2030 Fund
Schwab International Index Fund	Schwab Target 2035 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Conservative Portfolio	(formerly Schwab Fundamental US Small-Mid Company Index Fund)
Schwab Balanced Fund	Schwab Fundamental International Large Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental International Small Company Index Fund
Schwab Dividend Equity Fund	(formerly Schwab Fundamental International Small-Mid Company Index Fund)
Schwab Large-Cap Growth Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Small-Cap Equity Fund	(formerly Schwab Fundamental Emerging Markets Index Fund)
Schwab Hedged Equity Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Financial Services Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund – Maximum Payout

Each of the Laudus MarketMasters Funds offers two share classes: Investor Shares and Select Shares®. Shares of each class represent an interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a

58

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and forward foreign currency exchange contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s forward exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

 59

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

60

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2012, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

 61

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — a fund’s large- and mid-cap holdings could reduce performance.

As with all actively managed funds, the strategies of the fund’s managers — its investment adviser and investment managers — may not achieve their desired results.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries.

As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a

62

 Laudus MarketMasters Funds

Financial Notes (continued)

3. Risk Factors (continued):

disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

Although CSIM monitors and seeks to coordinate the overall management of a fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, a fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if a fund had a single manager.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

	Laudus Small-Cap	Laudus International
% of Average Daily Net Assets	MarketMasters Fund	MarketMasters Fund

First $500 million	1.17%	1.29%
$500 million to $1 billion	1.13%	1.275%
Over $1 billion	1.07%	1.25%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25% for Investor Shares and 0.20% for Select Shares. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than 0.25% for Investor Shares and 0.20% for Select Shares of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation, effective June 6, 2012, as a percentage of average daily net assets is as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Investor Shares	1.35%	1.40%
Select Shares	1.20%	1.25%

 63

 Laudus MarketMasters Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Prior to June 6, 2012, the expense limitation as a percentage of average daily net assets were as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Investor Shares	1.46%	1.65%
Select Shares	1.31%	1.47%

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of each fund shares in this report owned by other Schwab Funds as of October 31, 2012:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Schwab Target Funds:
Schwab Target 2010 Fund	0.7%	0.1%
Schwab Target 2015 Fund	1.1%	0.2%
Schwab Target 2020 Fund	6.0%	1.0%
Schwab Target 2025 Fund	3.2%	0.6%
Schwab Target 2030 Fund	11.1%	1.9%
Schwab Target 2035 Fund	3.0%	0.5%
Schwab Target 2040 Fund	12.4%	2.1%
Schwab Monthly Income Funds:
Schwab Monthly Income Fund - Moderate Payout	—%	0.1%
Schwab Monthly Income Fund - Enhanced Payout	—%	0.2%

Schwab Balanced Fund	7.5%	—%

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2012, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund received a payment of $10,573 and $9,194, respectively, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the funds’ shares in prior periods in certain states. These payments are presented in each fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in each fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

64

 Laudus MarketMasters Funds

Financial Notes (continued)

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Small-Cap MarketMasters Fund	$217,431,910	$340,374,851
Laudus International MarketMasters Fund	1,032,671,229	1,107,600,149

9. Derivatives:

The funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and due to (from) brokers for futures contracts held at October 31, 2012 and the net realized/unrealized gains (losses) on futures contracts held during the period ended October 31, 2012 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Laudus Small-Cap MarketMasters Fund	$6,741,663	87
Laudus International MarketMasters Fund	51,765,359	364

The Laudus International MarketMasters Fund also invested in forward foreign currency exchange contracts (“forwards”) during the report period. The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period, the month-end average notional amount and the month-end average unrealized gains (losses) in forwards were $178,401,960 and $3,709,819, respectively.

As of October 31, 2012, the derivatives contracts held by the Laudus International MarketMasters Fund, categorized by primary risk exposure, were:

Asset Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[1]	$1,791,268

Liability Derivatives

Equity Index - Futures Contracts[2]	$593,418
Forward Foreign Currency Exchange Contracts[3]	400,971

Total	$994,389

[1]	Statement of Assets and Liabilities location: Unrealized gains on forward foreign currency exchange contracts.
[2]	Includes cumulative unrealized losses of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[3]	Statement of Assets and Liabilities location: Unrealized losses on forward foreign currency exchange contracts.

 65

 Laudus MarketMasters Funds

Financial Notes (continued)

9. Derivatives (continued):

During the period ending October 31, 2012, the derivatives held by the Laudus International MarketMasters Fund, categorized by primary risk exposure, were:

	Equity Index	Forward Foreign Currency
	Futures Contracts	Exchange Contracts

Realized Gains (Losses)[1]	$6,946,489	$8,414,879
Change in Unrealized Gains (Losses)[2]	(3,092,983)	(2,753,322)

[1]	Statement of Operations location: Net realized gains/losses on futures contracts and net realized gains/losses on foreign currency transactions.
[2]	Statement of Operations location: Net unrealized gains/losses on futures contracts and net unrealized gains/losses on foreign currency translations.

10. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/11-10/31/12)	(11/1/10-10/31/11)

Laudus Small-Cap MarketMasters Fund	$394	$3,545
Laudus International MarketMasters Fund	7,324	32,578

11. Federal Income Taxes:

As of October 31, 2012, the components of distributable earnings on a tax-basis were as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Undistributed ordinary income	$—	$37,296,622
Undistributed long-term capital gains	—	—
Unrealized appreciation on investments	21,768,143	270,011,741
Unrealized depreciation on investments	(5,148,426)	(52,200,014)
Other unrealized appreciation/(depreciation)	(2)	(43,906)

Net unrealized appreciation/(depreciation)	$16,619,715	$217,767,821

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are Passive Foreign Investment Companies (PFIC), Partnerships and the tax deferral of losses on wash sale.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Laudus Small-Cap	Laudus International
Expiration Date	MarketMasters Fund	MarketMasters Fund

October 31, 2016	$—	$1,774,547
October 31, 2017	50,679,960	366,649,297

Total	$50,679,960	$368,423,844

For the year ended October 31, 2012, the funds had capital losses deferred and capital losses utilized as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Capital losses deferred	$897,248	$—
Capital losses utilized	12,666,636	2,234,908

66

 Laudus MarketMasters Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Current period distributions
Ordinary income	$—	$14,971,654
Long-term capital gains	—	—
Return of capital	—	—

Prior period distributions
Ordinary income	$—	$22,784,254
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2012, the funds made the following reclassifications:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Capital shares	($195,440)	$—
Undistributed net investment income	194,364	12,192,733
Net realized capital gains/(losses)	1,076	(12,192,733)

As of October 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The funds have adopted the noted provisions of the Act for the period ending October 31, 2012.

 67

 Laudus MarketMasters Funds

Financial Notes (continued)

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (two of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2012, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

 69

Other Federal Tax Information (unaudited)

The Laudus International MarketMasters Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $3,169,118 to its shareholders for the year ended October 31, 2012. The respective foreign source income on the fund is $46,594,575.

For the fiscal year ended October 31, 2012, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

Laudus Small-Cap MarketMasters Fund	$—
Laudus International MarketMasters Fund	18,000,654

70

Approval of Investment Advisory and Sub-Advisory Agreements

Approval of Renewal of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund1 and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) with respect to the existing funds in the Trust, including Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (the “Funds”), and the subadvisory agreements between CSIM and Neuberger Berman Management LLC and TAMRO Capital Partners, LLC relating to Laudus Small-Cap MarketMasters Fund; and CSIM and American Century Global Investment Management, Inc., Harris Associates L.P., William Blair & Company, LLC, Mondrian Investment Partners Limited and WHV Investment Management relating to the Laudus International Market-Masters Fund (collectively, the “Sub-Advisers”). Such investment advisory and sub-advisory agreements are collectively referred to herein as the “Agreements”. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM. The Board also discusses with CSIM the Funds’ operations and CSIM’s ability, consistent with the “manager of managers” structure of each of the Funds to (i) identify and recommend to the Trustees sub-advisers for each Fund, (ii) monitor and oversee the performance and investment capabilities of each sub-adviser, and (iii) recommend the replacement of a sub-adviser when appropriate. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM and CSIM sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by CSIM and the Sub-Advisers are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 24, 2012, and June 5, 2012, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 5, 2012. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, and other types of accounts;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The

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Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. In addition, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Funds and the resources each dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers to the Funds and the resources of CSIM, and its affiliates, and the Sub-Advisers dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser and Sub-Adviser profitability discussed below. Each of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds, and to other types of accounts, such as separate accounts, pooled vehicles, wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM, and its respective affiliates. The Trustees also considered the compensation flowing to the Sub-Advisers, directly or indirectly. The Trustees also considered any other benefits derived by the Sub-Advisers from their relationship with the Funds, such as whether, by virtue of its management of the Funds, any Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to the Sub-Advisers, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by the Sub-Advisers, and their respective affiliates. The Board also considered the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Funds, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated

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investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Approval of New Sub-Advisory Agreements

At a meeting of the Board held on December 8, 2011, CSIM recommended, and the Trustees, including each of the Independent Trustees, approved the a new investment sub-advisory agreement between CSIM and Mellon Capital Management Corp. (“Mellon Capital”), pursuant to which Mellon Capital was appointed as a sub-adviser to each of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (each, a “Fund,” collectively, the “Funds”). Also, at a meeting of the Board held on September 25, 2012, CSIM recommended, and the Trustees, including a majority of the Independent Trustees, approved a new investment sub-advisory agreement between CSIM and Wellington Management Company LLP (“Wellington Management”), pursuant to which Wellington Management was appointed as a sub-adviser to Laudus Small-Cap MarketMasters Fund (“New Sub-Advisory Agreement,” together with the sub-advisory agreement with Mellon Capital, “New Sub-Advisory Agreements”). As appropriate, each of Mellon Capital and Wellington Management is hereinafter refers to as “sub-adviser,” and together, “sub-advisers.”

For each New Sub-Advisory Agreement, the Board was provided with detailed materials related to Mellon Capital and Wellington Management in advance of and at each meeting. The materials included, but were not limited to, information about each sub-adviser’s (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (f) compliance systems; (g) policies on, and compliance procedures for, personal securities transactions; (h) reputation, expertise and resources; (i) performance compared with similar advisers; and (j) performance with respect to similar accounts managed by each sub-adviser. In addition, the Board was provided with information about the level of the sub-advisory fees to be paid to each sub-adviser, and comparable fees paid to each sub-adviser for managing similar accounts. The Independent Trustees received advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of Trustees for the approval of each New Sub-Advisory Agreement. The proposed appointments of Mellon Capital and Wellington Management were first reviewed and discussed in the Investment Oversight Committee of the Board (the “Committee”) on December 8, 2011 and September 24, 2012, respectively. Following such discussions, the Committee recommended each New Sub-Advisory Agreement to the Board for approval.

In its consideration of the approval of each New Sub-Advisory Agreement, the Board considered a variety of specific factors, including:

1.	the nature, extent and quality of the services to be provided to each Fund under the applicable New Sub-Advisory Agreement, including the resources of each sub-adviser to be dedicated to each applicable Fund;

2.	each sub-adviser’s investment performance in providing sub-advisory services with respect to similar accounts;

3.	each applicable Fund’s expenses and how those expenses would be impacted by the hiring of each sub-adviser;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale may be realized as each Fund grows and whether fee levels in each New Sub-Advisory Agreement reflect the economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the sub-advisory services to be provided by each sub-adviser to the applicable Fund and the resources the sub-adviser will dedicate to the Fund. In this regard, the Trustees considered the information provided by each sub-adviser with respect to its history, reputation, expertise, qualifications of its personnel, and experience in managing the type of strategies for which the sub-adviser was being engaged. The Board also considered reports regarding the search process undertaken by CSIM that led to the identification of Mellon Capital and Wellington Management by CSIM as a well-qualified sub-advisers to each applicable Fund with an investment

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style consistent with the Fund’s investment objective and strategies, and CSIM’s desired risk/return profile. The Trustees also considered the Trust’s Chief Compliance Officer’s evaluation of each sub-adviser’s compliance program and the recommended compliance monitoring program for the sub-adviser. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by sub-advisers to each applicable Fund and the resources of the sub-adviser to be dedicated to such Fund supported approval of the applicable New Sub-Advisory Agreement.

Investment Performance. The Board considered each sub-adviser’s investment performance in determining whether to approve the applicable New Sub-Advisory Agreement. Specifically, the Trustees considered each sub-adviser’s tracking error relative to appropriate benchmarks as well as its overall relative performance in providing investment advisory services to similar accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the investment performance of each sub-adviser supported approval of the applicable New Sub-Advisory Agreement.

Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation to be paid under the applicable New Sub-Advisory Agreement, and the Fund’s net operating expense ratio. When considering the fees to be paid to Mellon Capital or Wellington Management, the Trustees took into account the fact that each sub-adviser will be compensated by CSIM, and not by the applicable Fund directly, and that the fees paid to each sub-adviser would not impact the fees paid by the Fund to CSIM. The Trustees also considered fees charged by each sub-adviser to comparable accounts, such as separately managed accounts. Finally, the Board considered CSIM’s statements that the fees to be paid to each sub-adviser are reasonable in light of the anticipated quality of services to be provided by the sub-adviser. Following such evaluation, the Board concluded, within the context of its full deliberations, that the fees to be paid to each sub-adviser are reasonable and supported approval of the applicable New Sub-Advisory Agreement.

Profitability. With respect to the profitability of CSIM, the Trustees considered projected profitability to CSIM before and after the appointment of Mellon Capital or Wellington Management as a new sub-adviser. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of CSIM supported approval of the each New Sub-Advisory Agreement. With respect to each sub-adviser, no historical information regarding the profitability of its relationship to the applicable Fund was available. The Trustees took into account, however, the fact that the sub-advisers will be compensated by CSIM, and not by the applicable Fund directly, and that the compensation paid to each sub-adviser reflects an arms-length negotiation between CSIM and the sub-adviser, which are unaffiliated with each other.

Economies of Scale. The Board considered the existence of any economies of scale and whether those are passed along to each Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In connection with its evaluation, the Board took into account the fact that the existing contractual investment advisory fee schedules and the proposed sub-advisory fee schedules relating to each Fund include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including each Independent Trustee (or a majority of the Independent Trustees, in the case of Wellington Management), approved each New Sub-Advisory Agreement for an initial two-year term and concluded that the compensation under the New Sub-Advisory Agreement is fair and reasonable in light of such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	Laudus MarketMasters Funds and the investment adviser have received exemptive relief from the Securities and Exchange Commission to permit the investment adviser and the Funds to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Funds’ Board of Trustees before any such hiring is implemented.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	74	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	74	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	74	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	74	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	74	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

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 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

78

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A Commitment to Your Privacy

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

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We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

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We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

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We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2012 Laudus Funds. All rights reserved.

Notes

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.laudus.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Laudus Funds at 1-800-447-3332.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.laudus.com/prospectus or the SEC’s website at http://www.sec.gov.

The Laudus Fundstm

Laudus Growth Investors
Laudus Growth Investors U.S. Large Cap Growth Fund

Laudus MarketMasters Fundstm
Laudus International MarketMasters Fundtm
Laudus Small-Cap MarketMasters Fundtm

Laudus Mondrian Fundstm
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Mondrian Global Fixed Income Fund

Laudus Mondrian Institutional Fundstm
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

The Laudus Funds includes the Laudus Growth Investors U.S. Large Cap Growth Fund and the Laudus Mondrian Funds, which are part of the Laudus Trust and Laudus Institutional Trust and distributed by ALPS Distributors Inc.; and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust, and distributed by Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. and ALPS Distributors Inc. are unaffiliated entities.

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Laudus MarketMasters Funds
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

© 2012 Charles Schwab & Co., Inc. All rights reserved. Member SIPC®. Printed on recycled paper.	MFR13812-15

COMMAND PERFORMANCETM

Annual report dated October 31, 2012, enclosed.

Schwab Target Funds

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

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This wrapper is not part of the shareholder report.

Schwab Target Funds

Annual Report
October 31, 2012

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	7.63%

Target 2010 Composite Index	7.40%
Fund Category: Morningstar Target-Date 2000-2010	7.43%

Performance Details	pages 8-9

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	8.41%

Target 2015 Composite Index	8.23%
Fund Category: Morningstar Target-Date 2011-2015	8.12%

Performance Details	pages 10-11

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	9.52%

Target 2020 Composite Index	9.40%
Fund Category: Morningstar Target-Date 2016-2020	8.79%

Performance Details	pages 12-13

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	10.14%

Target 2025 Composite Index	10.17%
Fund Category: Morningstar Target-Date 2021-2025	9.27%

Performance Details	pages 14-15

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

The components that make up each of the following composite indices may vary over time.

The Target 2010 Composite Index is a custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 28.0% Dow Jones U.S. Total Stock Market Index, 8.9% MSCI EAFE Index, 30.0% Barclays U.S. Aggregate Bond Index, 2.0% FTSE EPRA/NAREIT Global Index, 4.4% Barclays U.S. Aggregate Intermediate Bond Index, 0.5% MSCI Emerging Markets Index, 4.2% Barclays U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 12.5% Barclays U.S. Government/Credit: 1-5 Years, and 7.0% Barclays U.S. Treasury Bills: 1-3 Months.

The Target 2015 Composite Index is a custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 35.0% Dow Jones U.S. Total Stock Market Index, 11.1% MSCI EAFE Index, 27.6% Barclays U.S. Aggregate Bond Index, 2.5% FTSE EPRA/NAREIT Global Index, 3.8% Barclays U.S. Aggregate Intermediate Bond Index, 0.6% MSCI Emerging Markets Index, 3.4% Barclays U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 8.5% Barclays U.S. Government/Credit: 1-5 Years, and 5.0% Barclays U.S. Treasury Bills: 1-3 Months.

The Target 2020 Composite Index is a custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 43.5% Dow Jones U.S. Total Stock Market Index, 13.8% MSCI EAFE Index, 25.6% Barclays U.S. Aggregate Bond Index, 3.1% FTSE EPRA/NAREIT Global Index, 3.0% Barclays U.S. Aggregate Intermediate Bond Index, 0.7% MSCI Emerging Markets Index, 2.8% Barclays U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 3.0% Barclays U.S. Government/Credit: 1-5 Years, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months.

The Target 2025 Composite Index is a custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 50.0% Dow Jones U.S. Total Stock Market Index, 15.8% MSCI EAFE Index, 20.9% Barclays U.S. Aggregate Bond Index, 3.5% FTSE EPRA/NAREIT Global Index, 2.9% Barclays U.S. Aggregate Intermediate Bond Index, 0.8% MSCI Emerging Markets Index, 2.1% Barclays U.S. TIPS Index, 2.0% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months.

Schwab Target Funds 3

Performance at a Glance continued

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	10.52%

Target 2030 Composite Index	10.64%
Fund Category: Morningstar Target-Date 2026-2030	9.53%

Performance Details	pages 16-17

Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	10.89%

Target 2035 Composite Index	11.20%
Fund Category: Morningstar Target-Date 2031-2035	9.90%

Performance Details	pages 18-19

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	11.33%

Target 2040 Composite Index	11.49%
Fund Category: Morningstar Target-Date 2036-2040	9.88%

Performance Details	pages 20-21

Minimum Initial Investment[1]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

The components that make up each of the following composite indices may vary over time.

The Target 2030 Composite Index is a custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 55.1% Dow Jones U.S. Total Stock Market Index, 17.5% MSCI EAFE Index, 15.1% Barclays U.S. Aggregate Bond Index, 3.9% FTSE EPRA/ NAREIT Global Index, 2.2% Barclays U.S. Aggregate Intermediate Bond Index, 0.9% MSCI Emerging Markets Index, 1.5% Barclays U.S. TIPS Index, 1.8% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months.

The Target 2035 Composite Index is a custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 60.0% Dow Jones U.S. Total Stock Market Index, 19.0% MSCI EAFE Index, 10.0% Barclays U.S. Aggregate Bond Index, 4.2% FTSE EPRA/NAREIT Global Index, 1.5% Barclays U.S. Aggregate Intermediate Bond Index, 1.0% MSCI Emerging Markets Index, 1.0% Barclays U.S. TIPS Index, 1.3% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months.

The Target 2040 Composite Index is a custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 63.3% Dow Jones U.S. Total Stock Market Index, 20.0% MSCI EAFE Index, 6.5% Barclays U.S. Aggregate Bond Index, 4.4% FTSE EPRA/NAREIT Global Index, 1.0% Barclays U.S. Aggregate Intermediate Bond Index, 1.1% MSCI Emerging Markets Index, 0.8% Barclays U.S. TIPS Index, 0.9% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months.

[1]	Please see the funds’ prospectus for further detail and eligibility requirements.

4 Schwab Target Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Target Funds. The Schwab Target Funds offer a diversified blend of active, passive, proprietary, and third-party strategies. These funds are professionally managed according to projected retirement dates, rebalancing from aggressive asset allocation to more conservative as a target date approaches and beyond.

For the 12 months ended October 31, 2012, the funds generated positive returns, as U.S. stocks solidly outperformed international equities, and as U.S. fixed-income securities outperformed the narrowly positive returns of international fixed-income securities.

U.S. equities benefitted from low rates and continued governmental efforts to encourage faster economic growth, while the euro zone’s sovereign debt crisis represented an ongoing challenge, particularly for international equities. With concerns regarding elections in Greece and worries that the debt crisis might spread, international equities endured sharp losses in May. Subsequently, European leaders achieved meaningful progress, and international equities began to recover.

Bonds—in the U.S. and internationally—experienced intermittent periods of strength, while economic growth decelerated in many parts of the world. The European Central Bank, Bank of England, Bank of Japan, and U.S. Federal

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

15.21%	S&P 500® Index: measures U.S. large-cap stocks

12.08%	Russell 2000® Index: measures U.S. small-cap stocks

5.15%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.25%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management’s views and portfolio holdings may have changed since the report date.

Schwab Target Funds 5

From the President continued

For the 12 months ended October 31, 2012, the funds generated positive returns, as U.S. stocks solidly outperformed international equities, and as U.S. fixed-income securities outperformed the narrowly positive returns of international fixed-income securities.

Reserve were among the world’s central banks that maintained low interest-rate policies geared toward improving their region’s or country’s economic prospects.

U.S. stocks and bonds outperformed their international counterparts for the report period. In spite of softening U.S. corporate profit growth, the Russell 1000 Index returned 15.0%, compared with the 5.2% return of the MSCI EAFE Index and the 3.0% return of the MSCI Emerging Markets Index in U.S. dollar terms. The Barclays U.S. Aggregate Bond Index returned 5.3%, and in U.S. dollar terms, the Citigroup Non-U.S. Dollar World Government Bond Index returned 1.6%.

Thank you for investing in the Schwab Target Funds. We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Schwab Target Funds, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

6 Schwab Target Funds

Fund Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Ms. Tang replaced Jake Gilliam as portfolio manager during the reporting period.

Schwab Target Funds 7

Schwab Target 2010 Fund

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2010 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 5, 2012, the 2010 Fund’s asset allocation was approximately 39% equity securities, 54% fixed-income securities and 7% money market funds. (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2012, the 2010 Fund returned 7.63%, while its internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned 7.40%. Unlike the 2010 Fund’s return, the composite index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow global economic growth and ongoing concerns over the European debt crisis, world stock markets posted gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% versus the MSCI EAFE Index and MSCI Emerging Markets Index, which gained 5.15% and 2.98%, respectively. Global real estate was strong for the period, up more than 16%, with non–U.S. real estate up nearly 19%. In the U.S., large-cap stocks outperformed small-cap stocks by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while Treasury Inflation-Protected Securities (TIPS) posted the strongest return among U.S. fixed-income—up 8.03%.

Positioning and Strategies. The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2010 Fund’s U.S. equity exposures provided the greatest contribution to total return, although most underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73%. The Schwab Core Equity Fund was the top contributor to absolute return, gaining 13.99% for the period, but dragged on the 2010 Fund’s relative return as it underperformed the composite index’s U.S. equity allocation component. The position in the Schwab S&P 500 Index Fund, which returned 15.09%, added to both absolute and relative performance. The Laudus Growth Investors U.S. Large Cap Growth Fund—the largest U.S. equity position—returned 10.11%, detracting from relative performance.

Within the 2010 Fund’s U.S. fixed-income allocation, the top contributor to total return was the Schwab Total Bond Market Fund, which gained 4.94%. On a relative basis, however, it slightly underperformed the composite index’s U.S. fixed-income component, the Barclays U.S. Aggregate Bond Index, which returned 5.25%. The PIMCO Total Return Fund (Institutional Shares) and the Loomis Sayles Investment Grade Bond Fund contributed positively to both absolute and relative performance, gaining 10.39% and 9.69%, respectively.

The 2010 Fund’s international equity allocation boosted absolute and relative performance. The Laudus International MarketMasters Fund (Select Shares)—the largest international equity position—was particularly valuable; it returned 10.20%, significantly outpacing the composite index’s international equity allocation component, the MSCI EAFE Index, which returned 5.15%. The 2010 Fund’s positions in the William Blair Institutional Small Cap Growth Fund (Institutional Shares) and American Century International Growth Fund (Institutional Shares) also contributed positively, returning 9.35% and 9.55%, respectively.

As of 10/31/12:

 Statistics

Number of Holdings	23
Portfolio Turnover Rate	13%

 Asset Class Weightings % of Investments1

Fixed-Income Funds – Intermediate-Term Bond	34.5%
Equity Funds – Large-Cap	22.5%
Fixed-Income Funds – Short-Term Bond	12.8%
Equity Funds – International	9.4%
Equity Funds – Small-Cap	5.5%
Fixed Income Funds – Inflation-Protected Bond	4.2%
Short-Term Investments	3.7%
Money Market Funds	3.3%
Fixed-Income Funds – International Bond	2.1%
Equity Funds – Global Real Estate	2.0%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	19.3%
Schwab Short-Term Bond Market Fund	12.8%
PIMCO Total Return Fund, Institutional Shares	6.9%
Laudus Growth Investors U.S. Large Cap Growth Fund	6.0%
Schwab Core Equity Fund	5.6%
Schwab S&P 500 Index Fund	5.5%
Schwab Premier Income Fund	4.4%
Schwab Treasury Inflation Protected Securities Fund	4.2%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	3.9%
Laudus International MarketMasters Fund, Select Shares	3.7%
Total	72.3%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

8 Schwab Target Funds

 Schwab Target 2010 Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2010 Fund (7/1/05)	7.63%	0.42%	4.07%
Target 2010 Composite Index[3]	7.40%	2.04%	5.18%
Dow Jones U.S. Total Stock Market IndexSM	14.73%	0.76%	4.92%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.57%
Fund Category: Morningstar Target-Date 2000-2010	7.43%	1.64%	4.24%

Fund Expense Ratios4: Net 0.55%; Gross 0.69%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2010 Composite Index is a custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 28.0% Dow Jones U.S. Total Stock Market Index, 8.9% MSCI EAFE Index, 30.0% Barclays U.S. Aggregate Bond Index, 2.0% FTSE EPRA/NAREIT Global Index, 4.4% Barclays U.S. Aggregate Intermediate Bond Index, 0.5% MSCI Emerging Markets Index, 4.2% Barclays U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 12.5% Barclays U.S. Government/Credit: 1-5 Years, and 7.0% Barclays U.S. Treasury Bills: 1-3 Months. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.55%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 9

Schwab Target 2015 Fund

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2015 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 5, 2012, the 2015 Fund’s asset allocation was approximately 49% equity securities, 46% fixed income securities, and 5% money market funds. At its target date, the 2015 Fund’s allocation will be approximately 40% equity securities, 53% fixed-income securities and 7% money market funds. (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2012, the 2015 Fund returned 8.41%, while its internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned 8.23%. Unlike the 2015 Fund’s return, the composite index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow global economic growth and ongoing concerns over the European debt crisis, world stock markets posted gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% versus the MSCI EAFE Index and MSCI Emerging Markets Index, which gained 5.15% and 2.98%, respectively. Global real estate was strong for the period, up more than 16%, with non–U.S. real estate up nearly 19%. In the U.S., large-cap stocks outperformed small-cap stocks by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while Treasury Inflation-Protected Securities (TIPS) posted the strongest return among U.S. fixed-income—up 8.03%.

Positioning and Strategies. The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2015 Fund’s U.S. equity exposures provided the greatest contribution to total return, although most underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73%. The Schwab Core Equity Fund was the top contributor to absolute return, gaining 13.99% for the period, but dragged on the 2015 Fund’s relative return as it underperformed the composite index’s U.S. equity allocation component. The position in the Schwab S&P 500 Index Fund, which returned 15.09%, added to both absolute and relative performance. The Laudus Growth Investors U.S. Large Cap Growth Fund—the largest U.S. equity position—returned 10.11%, detracting from relative performance.

Within the 2015 Fund’s U.S. fixed-income allocation, the top contributor to total return was the Schwab Total Bond Market Fund, which gained 4.94%. On a relative basis, however, it slightly underperformed the composite index’s U.S. fixed-income component, the Barclays U.S. Aggregate Bond Index, which returned 5.25%. The PIMCO Total Return Fund (Institutional Shares) and the Loomis Sayles Investment Grade Bond Fund contributed positively to both absolute and relative performance, gaining 10.39% and 9.69%, respectively.

The 2015 Fund’s international equity allocation boosted absolute and relative performance. The Laudus International MarketMasters Fund (Select Shares)—the largest international equity position—was particularly valuable; it returned 10.20%, significantly outpacing the composite index’s international equity allocation component, the MSCI EAFE Index, which returned 5.15%. The 2015 Fund’s positions in the William Blair Institutional Small Cap Growth Fund (Institutional Shares) and American Century International Growth Fund (Institutional Shares) also contributed positively, returning 9.35% and 9.55%, respectively.

As of 10/31/12:

 Statistics

Number of Holdings	23
Portfolio Turnover Rate	13%

 Asset Class Weightings % of Investments1

Fixed-Income Funds – Intermediate-Term Bond	31.7%
Equity Funds – Large-Cap	28.2%
Equity Funds – International	11.8%
Fixed-Income Funds – Short-Term Bond	8.6%
Equity Funds – Small-Cap	7.0%
Short-Term Investments	3.8%
Fixed-Income Funds – Inflation-Protected Bond	3.1%
Equity Funds – Global Real Estate	2.5%
Fixed-Income Funds – International Bond	2.1%
Money Market Funds	1.2%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	18.3%
Schwab Short-Term Bond Market Fund	8.6%
Laudus Growth Investors U.S. Large Cap Growth Fund	7.4%
Schwab Core Equity Fund	6.9%
Schwab S&P 500 Index Fund	6.8%
PIMCO Total Return Fund, Institutional Shares	5.9%
Laudus International MarketMasters Fund, Select Shares	4.6%
Schwab Small-Cap Equity Fund	4.5%
TCW Relative Value Large Cap Fund	4.0%
Schwab Premier Income Fund	3.8%
Total	70.8%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

10 Schwab Target Funds

 Schwab Target 2015 Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2015 Fund (3/12/08)	8.41%	8.97%	4.01%
Target 2015 Composite Index[3]	8.23%	8.77%	4.00%
Dow Jones U.S. Total Stock Market IndexSM	14.73%	13.76%	4.27%
Barclays U.S. Aggregate Bond Index	5.25%	6.08%	6.31%
Fund Category: Morningstar Target-Date 2011-2015	8.12%	8.21%	3.10%

Fund Expense Ratios4: Net 0.63%; Gross 0.85%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2015 Composite Index is a custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 35.0% Dow Jones U.S. Total Stock Market Index, 11.1% MSCI EAFE Index, 27.6% Barclays U.S. Aggregate Bond Index, 2.5% FTSE EPRA/NAREIT Global Index, 3.8% Barclays U.S. Aggregate Intermediate Bond Index, 0.6% MSCI Emerging Markets Index, 3.4% Barclays U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 8.5% Barclays U.S. Government/Credit: 1-5 Years, and 5.0% Barclays U.S. Treasury Bills: 1-3 Months. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.63%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 11

Schwab Target 2020 Fund

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2020 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 5, 2012, the 2020 Fund’s asset allocation was approximately 61% equity securities, 37% fixed income securities, and 2% money market funds. At its target date, the 2020 Fund’s allocation will be approximately 40% equity securities, 53% fixed-income securities and 7% money market funds. (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2012, the 2020 Fund returned 9.52%, while its internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned 9.40%. Unlike the 2020 Fund’s return, the composite index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow global economic growth and ongoing concerns over the European debt crisis, world stock markets posted gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% versus the MSCI EAFE Index and MSCI Emerging Markets Index, which gained 5.15% and 2.98%, respectively. Global real estate was strong for the period, up more than 16%, with non–U.S. real estate up nearly 19%. In the U.S., large-cap stocks outperformed small-cap stocks by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while Treasury Inflation-Protected Securities (TIPS) posted the strongest return among U.S. fixed-income—up 8.03%.

Positioning and Strategies. The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2020 Fund’s U.S. equity exposures provided the greatest contribution to total return for the period, although most underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73% for the reporting period. The top contributor to absolute return was the Schwab Core Equity Fund—the largest U.S. equity position—which gained 13.99% for the period, but dragged on the 2020 Fund’s relative return as it underperformed the composite index’s U.S. equity allocation component. The position in the Schwab S&P 500 Index Fund, which returned 15.09%, added to both absolute and relative performance. The Laudus Growth Investors U.S. Large Cap Growth Fund and Laudus Small-Cap MarketMasters Fund (Select Shares) detracted from relative performance, returning 10.11% and 9.80%, respectively.

Within the 2020 Fund’s U.S. fixed-income allocation, the top contributor to total return was the Schwab Total Bond Market Fund, which gained 4.94%. On a relative basis, however, it slightly underperformed the composite index’s U.S. fixed-income component, the Barclays U.S. Aggregate Bond Index, which returned 5.25%. The PIMCO Total Return Fund (Institutional Shares) and the Loomis Sayles Investment Grade Bond Fund contributed positively to both absolute and relative performance, gaining 10.39% and 9.69%, respectively.

The 2020 Fund’s international equity allocation boosted absolute and relative performance. The Laudus International MarketMasters Fund (Select Shares)—the largest international equity position—was particularly valuable; it returned 10.20%, significantly outpacing the composite index’s international equity allocation component, the MSCI EAFE Index, which returned 5.15%. The 2020 Fund’s positions in the William Blair Institutional Small Cap Growth Fund (Institutional Shares) and American Century International Growth Fund (Institutional Shares) also contributed positively, returning 9.35% and 9.55%, respectively.

As of 10/31/12:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	13%

 Asset Class Weightings % of Investments1

Equity Funds – Large-Cap	35.0%
Fixed-Income Funds – Intermediate-Term Bond	28.6%
Equity Funds – International	14.7%
Equity Funds – Small-Cap	8.6%
Equity Funds – Global Real Estate	3.1%
Fixed-Income Funds – Short-Term Bond	3.0%
Fixed Income Funds – Inflation-Protected Bond	2.7%
Fixed Income Funds – International Bond	2.3%
Short-Term Investments	2.0%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	18.4%
Schwab Core Equity Fund	9.3%
Laudus Growth Investors U.S. Large Cap Growth Fund	8.9%
Schwab S&P 500 Index Fund	8.0%
Schwab Small-Cap Equity Fund	5.6%
Laudus International MarketMasters Fund, Select Shares	5.6%
PIMCO Total Return Fund, Institutional Shares	4.8%
TCW Relative Value Large Cap Fund	4.6%
Schwab Dividend Equity Fund	4.3%
Schwab Global Real Estate Fund	3.1%
Total	72.6%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

12 Schwab Target Funds

 Schwab Target 2020 Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2020 Fund (7/1/05)	9.52%	1.18%	4.84%
Target 2020 Composite Index[3]	9.40%	1.88%	5.35%
Dow Jones U.S. Total Stock Market IndexSM	14.73%	0.76%	4.92%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.57%
Fund Category: Morningstar Target-Date 2016-2020	8.79%	0.63%	3.95%

Fund Expense Ratios4: Net 0.68%; Gross 0.74%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2020 Composite Index is a custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 43.5% Dow Jones U.S. Total Stock Market Index, 13.8% MSCI EAFE Index, 25.6% Barclays U.S. Aggregate Bond Index, 3.1% FTSE EPRA/NAREIT Global Index, 3.0% Barclays U.S. Aggregate Intermediate Bond Index, 0.7% MSCI Emerging Markets Index, 2.8% Barclays U.S. TIPS Index, 2.5% Citigroup Non-U.S. Dollar World Government Bond Index, 3.0% Barclays U.S. Government/Credit: 1-5 Years, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.68%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 13

Schwab Target 2025 Fund

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2025 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 5, 2012, the 2025 Fund’s asset allocation was approximately 70% equity securities, 28% fixed income securities, and 2% money market funds. At its target date, the 2025 Fund’s allocation will be approximately 40% equity securities, 53% fixed-income securities and 7% money market funds. (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2012, the 2025 Fund returned 10.14%, while its internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned 10.17%. Unlike the 2025 Fund’s return, the composite index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow global economic growth and ongoing concerns over the European debt crisis, world stock markets posted gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% versus the MSCI EAFE Index and MSCI Emerging Markets Index, which gained 5.15% and 2.98%, respectively. Global real estate was strong for the period, up more than 16%, with non–U.S. real estate up nearly 19%. In the U.S., large-cap stocks outperformed small-cap stocks by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while Treasury Inflation-Protected Securities (TIPS) posted the strongest return among U.S. fixed-income—up 8.03%.

Positioning and Strategies. The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2025 Fund’s U.S. equity exposures provided the greatest contribution to total return, although most underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73%. The Schwab Core Equity Fund was the top contributor to absolute return, gaining 13.99% for the period, but dragged on the 2025 Fund’s relative return as it underperformed the composite index’s U.S. equity allocation component. The position in the Schwab S&P 500 Index Fund, which returned 15.09%, added to both absolute and relative performance. The Laudus Growth Investors U.S. Large Cap Growth Fund—the largest U.S. equity position—returned 10.11%, detracting from relative performance.

Within the 2025 Fund’s U.S. fixed-income allocation, the top contributor to total return was the Schwab Total Bond Market Fund, which gained 4.94%. On a relative basis, however, it slightly underperformed the composite index’s U.S. fixed-income component, the Barclays U.S. Aggregate Bond Index, which returned 5.25%. The PIMCO Total Return Fund (Institutional Shares) and the Loomis Sayles Investment Grade Bond Fund contributed positively to both absolute and relative performance, gaining 10.39% and 9.69%, respectively.

The 2025 Fund’s international equity allocation boosted absolute and relative performance. The Laudus International MarketMasters Fund (Select Shares)—the largest international equity position—was particularly valuable; it returned 10.20%, significantly outpacing the composite index’s international equity allocation component, the MSCI EAFE Index, which returned 5.15%. The 2025 Fund’s positions in the William Blair Institutional Small Cap Growth Fund (Institutional Shares) and American Century International Growth Fund (Institutional Shares) also contributed positively, returning 9.35% and 9.55%, respectively.

As of 10/31/12:

 Statistics

Number of Holdings	20
Portfolio Turnover Rate	13%

 Asset Class Weightings % of Investments1

Equity Funds – Large-Cap	40.1%
Fixed-Income Funds – Intermediate-Term Bond	24.1%
Equity Funds – International	16.8%
Equity Funds – Small-Cap	10.0%
Equity Funds – Global Real Estate	3.5%
Short-Term Investments	1.9%
Fixed-Income Funds – Inflation-Protected Bond	1.9%
Fixed-Income Funds – International Bond	1.7%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	15.9%
Laudus Growth Investors U.S. Large Cap Growth Fund	10.5%
Schwab Core Equity Fund	10.1%
Schwab S&P 500 Index Fund	9.5%
Laudus International MarketMasters Fund, Select Shares	6.5%
Schwab Small-Cap Equity Fund	6.5%
TCW Relative Value Large Cap Fund	5.6%
Schwab Dividend Equity Fund	4.4%
PIMCO Total Return Fund, Institutional Shares	3.8%
William Blair International Small Cap Growth Fund, Institutional Shares	3.5%
Total	76.3%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

14 Schwab Target Funds

 Schwab Target 2025 Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2025 Fund (3/12/08)	10.14%	10.23%	5.08%
Target 2025 Composite Index[3]	10.17%	9.81%	4.11%
Dow Jones U.S. Total Stock Market IndexSM	14.73%	13.76%	4.27%
Barclays U.S. Aggregate Bond Index	5.25%	6.08%	6.31%
Fund Category: Morningstar Target-Date 2021-2025	9.27%	9.21%	2.83%

Fund Expense Ratios4: Net 0.74%; Gross 0.88%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2025 Composite Index is a custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 50.0% Dow Jones U.S. Total Stock Market Index, 15.8% MSCI EAFE Index, 20.9% Barclays U.S. Aggregate Bond Index, 3.5% FTSE EPRA/NAREIT Global Index, 2.9% Barclays U.S. Aggregate Intermediate Bond Index, 0.8% MSCI Emerging Markets Index, 2.1% Barclays U.S. TIPS Index, 2.0% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.74%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 15

Schwab Target 2030 Fund

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2030 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 5, 2012, the 2030 Fund’s asset allocation was approximately 77% equity securities, 21% fixed income securities, and 2% money market funds. At its target date, the 2030 Fund’s allocation will be approximately 40% equity securities, 53% fixed-income securities and 7% money market funds. (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2012, the 2030 Fund returned 10.52%, while its internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned 10.64%. Unlike the 2030 Fund’s return, the composite index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow global economic growth and ongoing concerns over the European debt crisis, world stock markets posted gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% versus the MSCI EAFE Index and MSCI Emerging Markets Index, which gained 5.15% and 2.98%, respectively. Global real estate was strong for the period, up more than 16%, with non–U.S. real estate up nearly 19%. In the U.S., large-cap stocks outperformed small-cap stocks by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while Treasury Inflation-Protected Securities (TIPS) posted the strongest return among U.S. fixed-income—up 8.03%.

Positioning and Strategies. The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2030 Fund’s U.S. equity exposures provided the greatest contribution to total return for the period, although most underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73% for the reporting period. The top contributor to absolute return was the Schwab Core Equity Fund—the largest U.S. equity position—which gained 13.99% for the period, but dragged on the 2030 Fund’s relative return as it underperformed the composite index’s U.S. equity allocation component. The position in the Schwab S&P 500 Index Fund, which returned 15.09%, added to both absolute and relative performance. The Laudus Growth Investors U.S. Large Cap Growth Fund and Laudus Small-Cap MarketMasters Fund (Select Shares) detracted from relative performance, returning 10.11% and 9.80%, respectively.

The 2030 Fund’s international equity allocation boosted absolute and relative performance. The Laudus International MarketMasters Fund (Select Shares)—the largest international equity position—was particularly valuable; it returned 10.20%, significantly outpacing the composite index’s international equity allocation component, the MSCI EAFE Index, which returned 5.15%. The 2030 Fund’s positions in the William Blair Institutional Small Cap Growth Fund (Institutional Shares) and American Century International Growth Fund (Institutional Shares) also contributed positively, returning 9.35% and 9.55%, respectively.

Within the 2030 Fund’s U.S. fixed-income allocation, the top contributor to total return was the Schwab Total Bond Market Fund, which gained 4.94%. On a relative basis, however, it slightly underperformed the composite index’s U.S. fixed-income allocation component, the Barclays U.S. Aggregate Bond Index, which returned 5.25%. The PIMCO Total Return Fund (Institutional Shares) contributed positively to both absolute and relative performance, gaining 10.39%.

As of 10/31/12:

 Statistics

Number of Holdings	19
Portfolio Turnover Rate	12%

 Asset Class Weightings % of Investments1

Equity Funds – Large-Cap	44.3%
Equity Funds – International	18.6%
Fixed-Income Funds – Intermediate-Term Bond	17.2%
Equity Funds – Small-Cap	11.1%
Equity Funds – Global Real Estate	3.8%
Short-Term Investments	2.0%
Fixed Income Funds – International Bond	1.6%
Fixed Income Funds – Inflation-Protected Bond	1.4%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	12.2%
Schwab Core Equity Fund	11.8%
Laudus Growth Investors U.S. Large Cap Growth Fund	11.2%
Schwab S&P 500 Index Fund	10.1%
Schwab Small-Cap Equity Fund	7.2%
Laudus International MarketMasters Fund, Select Shares	7.1%
TCW Relative Value Large Cap Fund	5.8%
Schwab Dividend Equity Fund	5.3%
Laudus Small-Cap MarketMasters Fund, Select Shares	3.9%
Schwab Global Real Estate Fund	3.9%
Total	78.5%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

16 Schwab Target Funds

 Schwab Target 2030 Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2030 Fund (7/1/05)	10.52%	1.22%	5.11%
Target 2030 Composite Index[3]	10.64%	1.45%	5.31%
Dow Jones U.S. Total Stock Market IndexSM	14.73%	0.76%	4.92%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.57%
Fund Category: Morningstar Target-Date 2026-2030	9.53%	-0.62%	3.63%

Fund Expense Ratios4: Net 0.77%; Gross 0.82%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2030 Composite Index is a custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 55.1% Dow Jones U.S. Total Stock Market Index, 17.5% MSCI EAFE Index, 15.1% Barclays U.S. Aggregate Bond Index, 3.9% FTSE EPRA/ NAREIT Global Index, 2.2% Barclays U.S. Aggregate Intermediate Bond Index, 0.9% MSCI Emerging Markets Index, 1.5% Barclays U.S. TIPS Index, 1.8% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.77%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 17

Schwab Target 2035 Fund

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2035 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 5, 2012, the 2035 Fund’s asset allocation was approximately 84% equity securities, 14% fixed income securities, and 2% money market funds. At its target date, the 2035 Fund’s allocation will be approximately 40% equity securities, 53% fixed-income securities and 7% money market funds. (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2012, the 2035 Fund returned 10.89%, while its internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned 11.20%. Unlike the 2035 Fund’s return, the composite index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow global economic growth and ongoing concerns over the European debt crisis, world stock markets posted gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% versus the MSCI EAFE Index and MSCI Emerging Markets Index, which gained 5.15% and 2.98%, respectively. Global real estate was strong for the period, up more than 16%, with non–U.S. real estate up nearly 19%. In the U.S., large-cap stocks outperformed small-cap stocks by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while Treasury Inflation-Protected Securities (TIPS) posted the strongest return among U.S. fixed-income—up 8.03%.

Positioning and Strategies. The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2035 Fund’s U.S. equity exposures provided the greatest contribution to total return, although most underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73%. The Schwab Core Equity Fund was the top contributor to absolute return, gaining 13.99% for the period, but dragged on the 2035 Fund’s relative return as it underperformed the composite index’s U.S. equity allocation component. The position in the Schwab S&P 500 Index Fund, which returned 15.09%, added to both absolute and relative performance. The Laudus Growth Investors U.S. Large Cap Growth Fund—the largest U.S. equity position—returned 10.11%, detracting from relative performance.

The 2035 Fund’s international equity allocation boosted absolute and relative performance. The Laudus International MarketMasters Fund (Select Shares)—the largest international equity position—was particularly valuable; it returned 10.20%, significantly outpacing the composite index’s international equity allocation component, the MSCI EAFE Index, which returned 5.15%. The 2035 Fund’s positions in the William Blair Institutional Small Cap Growth Fund (Institutional Shares) and American Century International Growth Fund (Institutional Shares) also contributed positively, returning 9.35% and 9.55%, respectively.

Within the 2035 Fund’s U.S. fixed-income allocation, the top contributor to total return was the Schwab Total Bond Market Fund, which gained 4.94%. On a relative basis, however, it slightly underperformed the composite index’s U.S. fixed-income allocation component, the Barclays U.S. Aggregate Bond Index, which returned 5.25%. The PIMCO Total Return Fund (Institutional Shares) contributed positively to both absolute and relative performance, gaining 10.39%.

As of 10/31/12:

 Statistics

Number of Holdings	19
Portfolio Turnover Rate	11%

 Asset Class Weightings % of Investments1

Equity Funds – Large-Cap	48.2%
Equity Funds – International	20.2%
Equity Fund – Small-Cap	12.0%
Fixed-Income Funds – Intermediate-Term Bond	11.5%
Equity Funds – Global Real Estate	4.2%
Short-Term Investments	2.0%
Fixed-Income Funds – International Bond	1.0%
Fixed-Income Funds – Inflation-Protected Bond	0.9%
Total	100.0%

 Top Holdings % of Net Assets2,3

Laudus Growth Investors U.S. Large Cap Growth Fund	12.5%
Schwab Core Equity Fund	12.3%
Schwab S&P 500 Index Fund	11.4%
Schwab Total Bond Market Fund	8.1%
Schwab Small-Cap Equity Fund	7.8%
Laudus International MarketMasters Fund, Select Shares	7.8%
TCW Relative Value Large Cap Fund	6.6%
Schwab Dividend Equity Fund	5.5%
Schwab Global Real Estate Fund	4.2%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.2%
Total	80.4%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

18 Schwab Target Funds

 Schwab Target 2035 Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2035 Fund (3/12/08)	10.89%	10.73%	4.84%
Target 2035 Composite Index[3]	11.20%	10.23%	3.87%
Dow Jones U.S. Total Stock Market IndexSM	14.73%	13.76%	4.27%
Barclays U.S. Aggregate Bond Index	5.25%	6.08%	6.31%
Fund Category: Morningstar Target-Date 2031-2035	9.90%	9.57%	2.38%

Fund Expense Ratios4: Net 0.82%; Gross 0.99%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2035 Composite Index is a custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 60.0% Dow Jones U.S. Total Stock Market Index, 19.0% MSCI EAFE Index, 10.0% Barclays U.S. Aggregate Bond Index, 4.2% FTSE EPRA/NAREIT Global Index, 1.5% Barclays U.S. Aggregate Intermediate Bond Index, 1.0% MSCI Emerging Markets Index, 1.0% Barclays U.S. TIPS Index, 1.3% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.82%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 19

Schwab Target 2040 Fund

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2040 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 5, 2012, the 2040 Fund’s asset allocation was approximately 89% equity securities, 9% fixed income securities, and 2% money market funds. At its target date, the 2040 Fund’s allocation will be approximately 40% equity securities, 53% fixed-income securities and 7% money market funds. (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)

For the 12-month period ended October 31, 2012, the 2040 Fund returned 11.33%, while its internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned 11.49%. Unlike the 2040 Fund’s return, the composite index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow global economic growth and ongoing concerns over the European debt crisis, world stock markets posted gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% versus the MSCI EAFE Index and MSCI Emerging Markets Index, which gained 5.15% and 2.98%, respectively. Global real estate was strong for the period, up more than 16%, with non–U.S. real estate up nearly 19%. In the U.S., large-cap stocks outperformed small-cap stocks by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while Treasury Inflation-Protected Securities (TIPS) posted the strongest return among U.S. fixed-income—up 8.03%.

Positioning and Strategies. The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2040 Fund’s U.S. equity exposures provided the greatest contribution to total return for the period, although most underperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73% for the reporting period. The top contributor to absolute return was the Schwab Core Equity Fund—the largest U.S. equity position—which gained 13.99% for the period, but dragged on the 2040 Fund’s relative return as it underperformed the composite index’s U.S. equity allocation component. The position in the Schwab S&P 500 Index Fund, which returned 15.09%, added to both absolute and relative performance. The Laudus Growth Investors U.S. Large Cap Growth Fund and Laudus Small-Cap MarketMasters Fund (Select Shares) detracted from relative performance, returning 10.11% and 9.80%, respectively.

The 2040 Fund’s international equity allocation boosted absolute and relative performance. The Laudus International MarketMasters Fund (Select Shares)—the largest international equity position—was particularly valuable; it returned 10.20%, significantly outpacing the composite index’s international equity allocation component, the MSCI EAFE Index, which returned 5.15%. The 2040 Fund’s positions in the William Blair Institutional Small Cap Growth Fund (Institutional Shares) and American Century International Growth Fund (Institutional Shares) also contributed positively, returning 9.35% and 9.55%, respectively.

Within the 2040 Fund’s U.S. fixed-income allocation, the top contributor to total return was the Schwab Total Bond Market Fund, which gained 4.94%. On a relative basis, however, it slightly underperformed the composite index’s U.S. fixed-income allocation component, the Barclays U.S. Aggregate Bond Index, which returned 5.25%. The PIMCO Total Return Fund (Institutional Shares) contributed positively to both absolute and relative performance, gaining 10.39%.

As of 10/31/12:

 Statistics

Number of Holdings	19
Portfolio Turnover Rate	12%

 Asset Class Weightings % of Investments1

Equity Funds – Large-Cap	50.8%
Equity Funds – International	21.4%
Equity Funds – Small-Cap	12.6%
Fixed-Income Funds – Intermediate-Term Bond	7.3%
Equity Funds – Global Real Estate	4.4%
Short-Term Investments	2.0%
Fixed-Income Funds – International Bond	0.8%
Fixed-Income Funds – Inflation-Protected Bond	0.7%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Core Equity Fund	13.1%
Laudus Growth Investors U.S. Large Cap Growth Fund	13.0%
Schwab S&P 500 Index Fund	11.8%
Schwab Small-Cap Equity Fund	8.2%
Laudus International MarketMasters Fund, Select Shares	8.1%
TCW Relative Value Large Cap Fund	6.8%
Schwab Dividend Equity Fund	6.0%
Schwab Total Bond Market Fund	5.3%
Schwab Global Real Estate Fund	4.5%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.4%
Total	81.2%

Management’s views and portfolio holdings may have changed since the report date.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

20 Schwab Target Funds

 Schwab Target 2040 Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2040 Fund (7/1/05)	11.33%	0.99%	5.26%
Target 2040 Composite Index[3]	11.49%	0.97%	5.27%
Dow Jones U.S. Total Stock Market IndexSM	14.73%	0.76%	4.92%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.57%
Fund Category: Morningstar Target-Date 2036-2040	9.88%	-1.18%	3.57%

Fund Expense Ratios4: Net 0.84%; Gross 0.90%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Target 2040 Composite Index is a custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 63.3% Dow Jones U.S. Total Stock Market Index, 20.0% MSCI EAFE Index, 6.5% Barclays U.S. Aggregate Bond Index, 4.4% FTSE EPRA/NAREIT Global Index, 1.0% Barclays U.S. Aggregate Intermediate Bond Index, 1.1% MSCI Emerging Markets Index, 0.8% Barclays U.S. TIPS Index, 0.9% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1-3 Months. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.84%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 21

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2012 and held through October 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/12	at 10/31/12	5/1/12–10/31/12

Schwab Target 2010 Fund
Actual Return	0.00%	$1,000	$1,019.30	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.14	$0.00

Schwab Target 2015 Fund
Actual Return	0.00%	$1,000	$1,018.30	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.14	$0.00

Schwab Target 2020 Fund
Actual Return	0.00%	$1,000	$1,017.90	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.14	$0.00

Schwab Target 2025 Fund
Actual Return	0.00%	$1,000	$1,016.50	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.14	$0.00

Schwab Target 2030 Fund
Actual Return	0.00%	$1,000	$1,015.50	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.14	$0.00

Schwab Target 2035 Fund
Actual Return	0.00%	$1,000	$1,013.90	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.14	$0.00

Schwab Target 2040 Fund
Actual Return	0.00%	$1,000	$1,013.60	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.14	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

22 Schwab Target Funds

Schwab Target 2010 Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.56	10.34	9.46	8.76	12.65

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.23	0.23	0.28	0.32
Net realized and unrealized gains (losses)	0.57	0.24	0.89	0.75	(3.73)

Total from investment operations	0.79	0.47	1.12	1.03	(3.41)
Less distributions:
Distributions from net investment income	(0.25)	(0.25)	(0.24)	(0.33)	(0.38)
Distributions from net realized gains	—	—	—	—	(0.10)

Total distributions	(0.25)	(0.25)	(0.24)	(0.33)	(0.48)

Net asset value at end of period	11.10	10.56	10.34	9.46	8.76

Total return (%)	7.63	4.63 [1]	11.99	12.24	(27.87)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	—	—	0.00 [3]	0.03 [4]	0.06
Gross operating expenses[2]	0.18	0.14	0.16	0.16	0.11
Net investment income (loss)	1.95	2.11	2.21	3.04	2.89
Portfolio turnover rate	13	11	24	47	50 [5]
Net assets, end of period ($ x 1,000,000)	60	64	73	75	80

1 Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower.
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
5 The portfolio turnover ratio increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 23

 Schwab Target 2010 Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

96.4%		Other Investment Companies	48,353,413	57,463,094
3.7%		Short-Term Investments	2,228,039	2,228,039

100.1%		Total Investments	50,581,452	59,691,133
(0	.1)%	Other Assets and Liabilities, Net		(65,898)

100.0%		Total Net Assets		59,625,235

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.4% of net assets

Equity Funds 39.5%

Global Real Estate 2.0%
Schwab Global Real Estate Fund (a)	177,346	1,184,668

International 9.4%
American Century International Growth Fund, Institutional Shares	103,954	1,134,140
Laudus International MarketMasters Fund, Select Shares (a)	116,581	2,218,538
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	26,234	245,026
Laudus Mondrian International Equity Fund, Institutional Shares (a)	117,378	842,777
William Blair International Small Cap Growth Fund, Institutional Shares	88,054	1,180,809

		5,621,290

Large-Cap 22.5%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	253,807	3,591,368
Schwab Core Equity Fund (a)	176,428	3,316,855
Schwab Dividend Equity Fund (a)	90,825	1,318,783
Schwab S&P 500 Index Fund (a)	146,513	3,274,559
TCW Relative Value Large Cap Fund	128,288	1,912,775

		13,414,340

Small-Cap 5.6%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	85,620	1,141,309
Schwab Small-Cap Equity Fund (a)	122,940	2,178,492

		3,319,801

		23,540,099

Fixed-Income Funds 53.6%

Inflation-Protected Bond 4.2%
Schwab Treasury Inflation Protected Securities Fund (a)	204,985	2,513,120

Intermediate-Term Bond 34.5%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	183,656	2,352,639
PIMCO Total Return Fund, Institutional Shares	355,863	4,124,452
Schwab Premier Income Fund (a)	247,103	2,619,287
Schwab Total Bond Market Fund (a)	1,177,680	11,482,377

		20,578,755

International Bond 2.1%
Laudus Mondrian International Fixed Income Fund (a)	103,637	1,240,537

Short-Term Bond 12.8%
Schwab Short-Term Bond Market Fund (a)	817,827	7,622,152

		31,954,564

Money Market Fund 3.3%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	1,968,431	1,968,431

Total Other Investment Companies
(Cost $48,353,413)		57,463,094

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.7% of net assets

Time Deposits 3.7%
BNP Paribas
0.03%, 11/01/12	437,221	437,221
Societe Generale
0.03%, 11/01/12	1,790,818	1,790,818

Total Short-Term Investments
(Cost $2,228,039)		2,228,039

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $51,519,195 and the unrealized appreciation and depreciation were $8,171,938 and ($0), respectively, with a net unrealized appreciation of $8,171,938.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

24 See financial notes

 Schwab Target 2010 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$57,463,094	$—	$—	$57,463,094
Short-Term Investments[1]	—	2,228,039	—	2,228,039

Total	$57,463,094	$2,228,039	$—	$59,691,133

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 25

 Schwab Target 2010 Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $39,288,739)		$46,758,279
Investments in unaffiliated issuers, at value (cost $11,292,713)	+	12,932,854

Total investments, at value (cost $50,581,452)		59,691,133
Receivables:
Investments sold		50,000
Dividends		45,110
Fund shares sold		8,728
Due from investment adviser		1,128
Interest		2
Prepaid expenses	+	1,828

Total assets		59,797,929

Liabilities

Payables:
Fund shares redeemed		137,486
Accrued expenses	+	35,208

Total liabilities		172,694

Net Assets

Total assets		59,797,929
Total liabilities	−	172,694

Net assets		$59,625,235

Net Assets by Source
Capital received from investors		68,628,712
Net investment income not yet distributed		692,441
Net realized capital losses		(18,805,599)
Net unrealized capital gains		9,109,681

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$59,625,235		5,372,117		$11.10

26 See financial notes

 Schwab Target 2010 Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$898,388
Dividends received from unaffiliated underlying funds		323,958
Interest	+	498

Total investment income		1,222,844

Expenses

Professional fees		35,996
Registration fees		24,122
Portfolio accounting fees		16,898
Transfer agent fees		13,253
Shareholder reports		10,661
Trustees’ fees		6,136
Custodian fees		4,461
State filing fee reimbursement (Note 4)		(765)
Other expenses	+	2,222

Total expenses		112,984
Expense reduction by CSIM[1]	−	112,984

Net expenses	−	—

Net investment income		1,222,844

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		124,593
Realized capital gain distributions received from unaffiliated underlying funds		25,096
Net realized gains on sales of affiliated underlying funds*		1,437,081
Net realized gains on sales of unaffiliated underlying funds	+	54,802

Net realized gains		1,641,572
Net unrealized gains on affiliated underlying funds		1,078,518
Net unrealized gains on unaffiliated underlying funds	+	692,372

Net unrealized gains	+	1,770,890

Net realized and unrealized gains		3,412,462

Increase in net assets resulting from operations		$4,635,306

*	Includes $2,765 from a litigation settlement related to an affiliated underlying fund.
[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $765. See financial note 4 for additional information.

See financial notes 27

 Schwab Target 2010 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$1,222,844	$1,473,932
Net realized gains		1,641,572	1,864,017
Net unrealized gains (losses)	+	1,770,890	(88,618)

Increase in net assets from operations		4,635,306	3,249,331

Distributions to Shareholders

Distributions from net investment income		($1,479,450)	($1,782,231)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,010,257	$10,890,550	1,007,663	$10,502,110
Shares reinvested		135,161	1,389,450	163,465	1,673,878
Shares redeemed	+	(1,834,755)	(19,810,132)	(2,213,519)	(23,100,427)

Net transactions in fund shares		(689,337)	($7,530,132)	(1,042,391)	($10,924,439)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,061,454	$63,999,511	7,103,845	$73,456,850
Total decrease	+	(689,337)	(4,374,276)	(1,042,391)	(9,457,339)

End of period		5,372,117	$59,625,235	6,061,454	$63,999,511

Net investment income not yet distributed			$692,441		$912,470

28 See financial notes

Schwab Target 2015 Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	3/12/08[1]–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.48	10.16	9.09	8.15	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.19	0.16	0.19	0.06
Net realized and unrealized gains (losses)	0.66	0.32	1.06	0.91	(1.91)

Total from investment operations	0.86	0.51	1.22	1.10	(1.85)
Less distributions:
Distributions from net investment income	(0.21)	(0.19)	(0.15)	(0.16)	—
Distributions from net realized gains	—	—	—	(0.00)[2]	—

Total distributions	(0.21)	(0.19)	(0.15)	(0.16)	—

Net asset value at end of period	11.13	10.48	10.16	9.09	8.15

Total return (%)	8.41	5.10	13.55	13.82	(18.50)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[4]	—	—	0.00 [5]	0.02 [6]	0.05	[7]
Gross operating expenses[4]	0.19	0.22	0.39	0.85	1.90	[7]
Net investment income (loss)	1.85	1.94	1.91	2.57	1.87	[7]
Portfolio turnover rate	13	16	13	39	35	[3]
Net assets, end of period ($ x 1,000,000)	70	53	37	17	6

1 Commencement of operations.
2 Amount less than $0.01.
3 Not annualized
4 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
6 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
7 Annualized

See financial notes 29

 Schwab Target 2015 Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.1%	Other Investment Companies	58,351,616	66,908,256
3.8%	Short-Term Investments	2,655,793	2,655,793

99.9%	Total Investments	61,007,409	69,564,049
0.1%	Other Assets and Liabilities, Net		102,041

100.0%	Total Net Assets		69,666,090

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.1% of net assets

Equity Funds 49.4%

Global Real Estate 2.5%
Schwab Global Real Estate Fund (a)	258,572	1,727,263

International 11.8%
American Century International Growth Fund, Institutional Shares	153,915	1,679,209
Laudus International MarketMasters Fund, Select Shares (a)	166,741	3,173,074
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	37,971	354,653
Laudus Mondrian International Equity Fund, Institutional Shares (a)	179,270	1,287,162
William Blair International Small Cap Growth Fund, Institutional Shares	127,797	1,713,760

		8,207,858

Large-Cap 28.1%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	366,369	5,184,123
Schwab Core Equity Fund (a)	255,575	4,804,802
Schwab Dividend Equity Fund (a)	146,381	2,125,457
Schwab S&P 500 Index Fund (a)	211,081	4,717,671
TCW Relative Value Large Cap Fund	185,316	2,763,066

		19,595,119

Small-Cap 7.0%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	125,994	1,679,494
Schwab Small-Cap Equity Fund (a)	178,503	3,163,078

		4,842,572

		34,372,812

Fixed-Income Funds 45.6%

Inflation-Protected Bond 3.2%
Schwab Treasury Inflation Protected Securities Fund (a)	178,532	2,188,797

Intermediate-Term Bond 31.7%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	203,736	2,609,859
PIMCO Total Return Fund, Institutional Shares	353,419	4,096,128
Schwab Premier Income Fund (a)	246,466	2,612,543
Schwab Total Bond Market Fund (a)	1,307,532	12,748,440

		22,066,970

International Bond 2.1%
Laudus Mondrian International Fixed Income Fund (a)	124,364	1,488,634

Short-Term Bond 8.6%
Schwab Short-Term Bond Market Fund (a)	643,712	5,999,392

		31,743,793

Money Market Fund 1.1%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	791,651	791,651

Total Other Investment Companies
(Cost $58,351,616)		66,908,256

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.8% of net assets

Time Deposits 3.8%
Bank of Montreal
0.03%, 11/01/12	2,088,717	2,088,717
Royal Bank of Canada
0.03%, 11/01/12	567,076	567,076

Total Short-Term Investments
(Cost $2,655,793)		2,655,793

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $61,468,712 and the unrealized appreciation and depreciation were $8,095,337 and ($0), respectively, with a net unrealized appreciation of $8,095,337.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

30 See financial notes

 Schwab Target 2015 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$66,908,256	$—	$—	$66,908,256
Short-Term Investments[1]	—	2,655,793	—	2,655,793

Total	$66,908,256	$2,655,793	$—	$69,564,049

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 31

 Schwab Target 2015 Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $46,697,055)		$54,046,234
Investments in unaffiliated issuers, at value (cost $14,310,354)	+	15,517,815

Total investments, at value (cost $61,007,409)		69,564,049
Receivables:
Fund shares sold		183,833
Dividends		46,257
Due from investment adviser		851
Interest		2
Prepaid expenses	+	1,067

Total assets		69,796,059

Liabilities

Payables:
Fund shares redeemed		95,091
Accrued expenses	+	34,878

Total liabilities		129,969

Net Assets

Total assets		69,796,059
Total liabilities	−	129,969

Net assets		$69,666,090

Net Assets by Source
Capital received from investors		61,367,703
Net investment income not yet distributed		644,418
Net realized capital losses		(902,671)
Net unrealized capital gains		8,556,640

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$69,666,090		6,261,098		$11.13

32 See financial notes

 Schwab Target 2015 Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$851,202
Dividends received from unaffiliated underlying funds		275,899
Interest	+	568

Total investment income		1,127,669

Expenses

Professional fees		36,353
Registration fees		24,020
Portfolio accounting fees		16,859
Transfer agent fees		13,112
Shareholder reports		10,280
Trustees’ fees		6,077
Custodian fees		4,607
State filing fee reimbursement (Note 4)		(178)
Other expenses	+	1,966

Total expenses		113,096
Expense reduction by CSIM[1]	−	113,096

Net expenses	−	—

Net investment income		1,127,669

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		106,998
Realized capital gain distributions received from unaffiliated underlying funds		17,204
Net realized gains on sales of affiliated underlying funds		58,178
Net realized losses on sales of unaffiliated underlying funds	+	(24,215)

Net realized gains		158,165
Net unrealized gains on affiliated underlying funds		2,743,443
Net unrealized gains on unaffiliated underlying funds	+	865,243

Net unrealized gains	+	3,608,686

Net realized and unrealized gains		3,766,851

Increase in net assets resulting from operations		$4,894,520

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $178. See financial note 4 for additional information.

See financial notes 33

 Schwab Target 2015 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$1,127,669	$923,076
Net realized gains (losses)		158,165	(16,926)
Net unrealized gains	+	3,608,686	1,064,571

Increase in net assets from operations		4,894,520	1,970,721

Distributions to Shareholders

Distributions from net investment income		($1,073,035)	($789,680)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,292,650	$24,620,260	2,925,717	$30,532,243
Shares reinvested		100,440	1,025,491	74,372	760,827
Shares redeemed	+	(1,182,917)	(12,715,068)	(1,635,376)	(17,009,209)

Net transactions in fund shares		1,210,173	$12,930,683	1,364,713	$14,283,861

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,050,925	$52,913,922	3,686,212	$37,449,020
Total increase	+	1,210,173	16,752,168	1,364,713	15,464,902

End of period		6,261,098	$69,666,090	5,050,925	$52,913,922

Net investment income not yet distributed			$644,418		$561,631

34 See financial notes

Schwab Target 2020 Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.13	10.80	9.63	8.59	12.88

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.22	0.20	0.24	0.30
Net realized and unrealized gains (losses)	0.82	0.34	1.18	1.08	(4.11)

Total from investment operations	1.04	0.56	1.38	1.32	(3.81)
Less distributions:
Distributions from net investment income	(0.23)	(0.23)	(0.21)	(0.28)	(0.38)
Distributions from net realized gains	—	—	—	—	(0.10)

Total distributions	(0.23)	(0.23)	(0.21)	(0.28)	(0.48)

Net asset value at end of period	11.94	11.13	10.80	9.63	8.59

Total return (%)	9.52	5.18	14.47	15.89	(30.59)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	0.00 [2]	0.00 [2]	0.02 [3]	0.04
Gross operating expenses[1]	0.06	0.06	0.07	0.09	0.08
Net investment income (loss)	1.89	1.92	2.01	2.75	2.67
Portfolio turnover rate	13	15	15	48	34 [4]
Net assets, end of period ($ x 1,000,000)	306	273	240	198	163

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
4 The portfolio turnover ratio increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 35

 Schwab Target 2020 Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.1%		Other Investment Companies	247,109,939	299,684,961
2.0%		Short-Term Investment	6,127,783	6,127,783

100.1%		Total Investments	253,237,722	305,812,744
(0	.1)%	Other Assets and Liabilities, Net		(163,163)

100.0%		Total Net Assets		305,649,581

	Number	Value
Security	of Shares	($)

Other Investment Companies 98.1% of net assets

Equity Funds 61.5%

Global Real Estate 3.1%
Schwab Global Real Estate Fund (a)	1,411,094	9,426,105

International 14.7%
American Century International Growth Fund, Institutional Shares	792,404	8,645,130
Laudus International MarketMasters Fund, Select Shares (a)	896,916	17,068,305
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	230,704	2,154,776
Laudus Mondrian International Equity Fund, Institutional Shares (a)	1,097,893	7,882,873
William Blair International Small Cap Growth Fund, Institutional Shares	675,916	9,064,030

		44,815,114

Large-Cap 35.0%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	1,920,567	27,176,017
Schwab Core Equity Fund (a)	1,506,321	28,318,832
Schwab Dividend Equity Fund (a)	897,769	13,035,607
Schwab S&P 500 Index Fund (a)	1,100,514	24,596,494
TCW Relative Value Large Cap Fund	933,990	13,925,795

		107,052,745

Small-Cap 8.7%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	689,754	9,194,415
Schwab Small-Cap Equity Fund (a)	974,191	17,262,660

		26,457,075

		187,751,039

Fixed-Income Funds 36.6%

Inflation-Protected Bond 2.7%
Schwab Treasury Inflation Protected Securities Fund (a)	678,365	8,316,759

Intermediate-Term Bond 28.6%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	601,877	7,710,047
PIMCO Total Return Fund, Institutional Shares	1,254,936	14,544,709
Schwab Premier Income Fund (a)	841,848	8,923,586
Schwab Total Bond Market Fund (a)	5,768,889	56,246,669

		87,425,011

International Bond 2.3%
Laudus Mondrian International Fixed Income Fund (a)	581,669	6,962,580

Short-Term Bond 3.0%
Schwab Short-Term Bond Market Fund (a)	990,297	9,229,572

		111,933,922

Total Other Investment Companies
(Cost $247,109,939)		299,684,961

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.0% of net assets

Time Deposit 2.0%
Societe Generale
0.03%, 11/01/12	6,127,783	6,127,783

Total Short-Term Investment
(Cost $6,127,783)		6,127,783

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $255,572,234 and the unrealized appreciation and depreciation were $50,868,108 and ($627,598), respectively, with a net unrealized appreciation of $50,240,510.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

36 See financial notes

 Schwab Target 2020 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$299,684,961	$—	$—	$299,684,961
Short-Term Investment[1]	—	6,127,783	—	6,127,783

Total	$299,684,961	$6,127,783	$—	$305,812,744

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 37

 Schwab Target 2020 Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $201,181,486)		$245,795,250
Investments in unaffiliated issuers, at value (cost $52,056,236)	+	60,017,494

Total investments, at value (cost $253,237,722)		305,812,744
Cash		4,914
Receivables:
Fund shares sold		458,840
Dividends		177,565
Due from investment adviser		1,254
Prepaid expenses	+	6,452

Total assets		306,461,769

Liabilities

Payables:
Fund shares redeemed		761,311
Accrued expenses	+	50,877

Total liabilities		812,188

Net Assets

Total assets		306,461,769
Total liabilities	−	812,188

Net assets		$305,649,581

Net Assets by Source
Capital received from investors		289,785,446
Net investment income not yet distributed		2,791,705
Net realized capital losses		(39,502,592)
Net unrealized capital gains		52,575,022

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$305,649,581		25,588,203		$11.94

38 See financial notes

 Schwab Target 2020 Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$4,384,750
Dividends received from unaffiliated underlying funds		1,075,136
Interest	+	1,328

Total investment income		5,461,214

Expenses

Professional fees		38,794
Registration fees		31,487
Shareholder reports		31,158
Transfer agent fees		21,580
Portfolio accounting fees		21,443
Custodian fees		8,149
Trustees’ fees		7,638
State filing fee reimbursement (Note 4)		(2,967)
Other expenses	+	7,004

Total expenses		164,286
Expense reduction by CSIM[1]	−	164,286

Net expenses	−	—

Net investment income		5,461,214

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		603,534
Realized capital gain distributions received from unaffiliated underlying funds		49,298
Net realized gains on sales of affiliated underlying funds*		1,527,959
Net realized losses on sales of unaffiliated underlying funds	+	(16,659)

Net realized gains		2,164,132
Net unrealized gains on affiliated underlying funds		14,302,127
Net unrealized gains on unaffiliated underlying funds	+	4,066,318

Net unrealized gains	+	18,368,445

Net realized and unrealized gains		20,532,577

Increase in net assets resulting from operations		$25,993,791

*	Includes $2,327 from a litigation settlement related to an affiliated underlying fund.
[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $2,967. See financial note 4 for additional information.

See financial notes 39

 Schwab Target 2020 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$5,461,214	$5,133,317
Net realized gains (losses)		2,164,132	(66,826)
Net unrealized gains	+	18,368,445	7,056,875

Increase in net assets from operations		25,993,791	12,123,366

Distributions to Shareholders

Distributions from net investment income		($5,540,387)	($5,113,390)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,916,576	$56,647,459	6,727,716	$75,400,663
Shares reinvested		494,589	5,361,345	452,434	4,949,629
Shares redeemed	+	(4,343,392)	(49,793,312)	(4,872,189)	(54,205,363)

Net transactions in fund shares		1,067,773	$12,215,492	2,307,961	$26,144,929

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		24,520,430	$272,980,685	22,212,469	$239,825,780
Total increase	+	1,067,773	32,668,896	2,307,961	33,154,905

End of period		25,588,203	$305,649,581	24,520,430	$272,980,685

Net investment income not yet distributed			$2,791,705		$2,735,899

40 See financial notes

Schwab Target 2025 Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	3/12/08[1]–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.84	10.46	9.21	7.99	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.19	0.16	0.17	0.05
Net realized and unrealized gains (losses)	0.89	0.38	1.24	1.21	(2.06)

Total from investment operations	1.08	0.57	1.40	1.38	(2.01)
Less distributions:
Distributions from net investment income	(0.19)	(0.19)	(0.15)	(0.16)	—

Net asset value at end of period	11.73	10.84	10.46	9.21	7.99

Total return (%)	10.14	5.44	15.34	17.61	(20.10)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00 [4]	—	0.00 [4]	0.01 [5]	0.04	[6]
Gross operating expenses[3]	0.10	0.14	0.24	0.57	1.27	[6]
Net investment income (loss)	1.73	1.66	1.62	2.15	1.60	[6]
Portfolio turnover rate	13	9	13	44	3	[2]
Net assets, end of period ($ x 1,000,000)	141	104	63	26	8

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
6 Annualized.

See financial notes 41

 Schwab Target 2025 Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.9%	Other Investment Companies	119,272,615	138,367,122
1.9%	Short-Term Investment	2,684,419	2,684,419

99.8%	Total Investments	121,957,034	141,051,541
0.2%	Other Assets and Liabilities, Net		261,452

100.0%	Total Net Assets		141,312,993

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.9% of net assets

Equity Funds 70.3%

Global Real Estate 3.5%
Schwab Global Real Estate Fund (a)	738,602	4,933,862

International 16.8%
American Century International Growth Fund, Institutional Shares	434,431	4,739,643
Laudus International MarketMasters Fund, Select Shares (a)	482,662	9,185,049
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	107,098	1,000,299
Laudus Mondrian International Equity Fund, Institutional Shares (a)	541,190	3,885,746
William Blair International Small Cap Growth Fund, Institutional Shares	368,268	4,938,479

		23,749,216

Large-Cap 40.0%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	1,045,290	14,790,848
Schwab Core Equity Fund (a)	756,512	14,222,420
Schwab Dividend Equity Fund (a)	432,893	6,285,609
Schwab S&P 500 Index Fund (a)	601,049	13,433,448
TCW Relative Value Large Cap Fund	526,475	7,849,749

		56,582,074

Small-Cap 10.0%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	366,578	4,886,487
Schwab Small-Cap Equity Fund (a)	517,658	9,172,902

		14,059,389

		99,324,541

Fixed-Income Funds 27.6%

Inflation-Protected Bond 1.9%
Schwab Treasury Inflation Protected Securities Fund (a)	218,488	2,678,662

Intermediate-Term Bond 24.0%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	179,074	2,293,940
PIMCO Total Return Fund, Institutional Shares	459,208	5,322,217
Schwab Premier Income Fund (a)	364,703	3,865,848
Schwab Total Bond Market Fund (a)	2,309,976	22,522,269

		34,004,274

International Bond 1.7%
Laudus Mondrian International Fixed Income Fund (a)	197,130	2,359,645

		39,042,581

Total Other Investment Companies
(Cost $119,272,615)		138,367,122

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.9% of net assets

Time Deposit 1.9%
Royal Bank of Canada
0.03%, 11/01/12	2,684,419	2,684,419

Total Short-Term Investment
(Cost $2,684,419)		2,684,419

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $123,043,601 and the unrealized appreciation and depreciation were $18,007,940 and ($0), respectively, with a net unrealized appreciation of $18,007,940.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

42 See financial notes

 Schwab Target 2025 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$138,367,122	$—	$—	$138,367,122
Short-Term Investment[1]	—	2,684,419	—	2,684,419

Total	$138,367,122	$2,684,419	$—	$141,051,541

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 43

 Schwab Target 2025 Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $96,508,212)		$113,223,094
Investments in unaffiliated issuers, at value (cost $25,448,822)	+	27,828,447

Total investments, at value (cost $121,957,034)		141,051,541
Receivables:
Fund shares sold		562,931
Dividends		66,952
Due from investment adviser		932
Interest		2
Prepaid expenses	+	2,032

Total assets		141,684,390

Liabilities

Payables:
Investments bought		240,000
Fund shares redeemed		92,837
Accrued expenses	+	38,560

Total liabilities		371,397

Net Assets

Total assets		141,684,390
Total liabilities	−	371,397

Net assets		$141,312,993

Net Assets by Source
Capital received from investors		123,038,323
Net investment income not yet distributed		1,040,989
Net realized capital losses		(1,860,826)
Net unrealized capital gains		19,094,507

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$141,312,993		12,051,294		$11.73

44 See financial notes

 Schwab Target 2025 Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$1,758,351
Dividends received from unaffiliated underlying funds		355,615
Interest	+	634

Total investment income		2,114,600

Expenses

Professional fees		37,225
Registration fees		25,648
Portfolio accounting fees		18,093
Shareholder reports		16,567
Transfer agent fees		15,654
Trustees’ fees		6,456
Custodian fees		5,457
Interest expense		12
State filing fee reimbursement (Note 4)		(184)
Other expenses	+	3,083

Total expenses		128,011
Expense reduction by CSIM[1]	−	127,999

Net expenses	−	12

Net investment income		2,114,588

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		250,740
Realized capital gain distributions received from unaffiliated underlying funds		12,760
Net realized losses on sales of affiliated underlying funds		(416,573)
Net realized losses on sales of unaffiliated underlying funds	+	(17,311)

Net realized losses		(170,384)
Net unrealized gains on affiliated underlying funds		7,742,662
Net unrealized gains on unaffiliated underlying funds	+	1,827,499

Net unrealized gains	+	9,570,161

Net realized and unrealized gains		9,399,777

Increase in net assets resulting from operations		$11,514,365

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $184. See financial note 4 for additional information.

See financial notes 45

 Schwab Target 2025 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$2,114,588	$1,434,137
Net realized losses		(170,384)	(122,004)
Net unrealized gains	+	9,570,161	1,690,609

Increase in net assets from operations		11,514,365	3,002,742

Distributions to Shareholders

Distributions from net investment income		($1,878,136)	($1,192,290)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,252,040	$48,020,992	4,868,311	$53,244,649
Shares reinvested		174,782	1,847,442	109,885	1,176,870
Shares redeemed	+	(1,997,080)	(22,465,465)	(1,355,247)	(14,727,440)

Net transactions in fund shares		2,429,742	$27,402,969	3,622,949	$39,694,079

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,621,552	$104,273,795	5,998,603	$62,769,264
Total increase	+	2,429,742	37,039,198	3,622,949	41,504,531

End of period		12,051,294	$141,312,993	9,621,552	$104,273,795

Net investment income not yet distributed			$1,040,989		$757,736

46 See financial notes

Schwab Target 2030 Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.43	11.05	9.69	8.51	13.15

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.19	0.17	0.20	0.28
Net realized and unrealized gains (losses)	0.99	0.38	1.36	1.23	(4.47)

Total from investment operations	1.18	0.57	1.53	1.43	(4.19)
Less distributions:
Distributions from net investment income	(0.19)	(0.19)	(0.17)	(0.25)	(0.35)
Distributions from net realized gains	—	—	—	—	(0.10)

Total distributions	(0.19)	(0.19)	(0.17)	(0.25)	(0.45)

Net asset value at end of period	12.42	11.43	11.05	9.69	8.51

Total return (%)	10.52	5.20	15.97	17.31	(32.83)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	0.00 [2]	0.01 [3]	0.03
Gross operating expenses[1]	0.05	0.05	0.08	0.11	0.10
Net investment income (loss)	1.62	1.60	1.64	2.37	2.35
Portfolio turnover rate	12	8	14	50	31 [4]
Net assets, end of period ($ x 1,000,000)	444	372	296	200	129

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
4 The portfolio turnover ratio increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 47

 Schwab Target 2030 Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.9%	Other Investment Companies	352,619,475	434,731,447
2.0%	Short-Term Investment	8,919,951	8,919,951

99.9%	Total Investments	361,539,426	443,651,398
0.1%	Other Assets and Liabilities, Net		405,649

100.0%	Total Net Assets		444,057,047

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.9% of net assets

Equity Funds 77.7%

Global Real Estate 3.9%
Schwab Global Real Estate Fund (a)	2,551,100	17,041,346

International 18.6%
American Century International Growth Fund, Institutional Shares	1,491,479	16,272,036
Laudus International MarketMasters Fund, Select Shares (a)	1,659,346	31,577,352
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	428,307	4,000,384
Laudus Mondrian International Equity Fund, Institutional Shares (a)	1,925,261	13,823,377
William Blair International Small Cap Growth Fund, Institutional Shares	1,250,551	16,769,891

		82,443,040

Large-Cap 44.2%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	3,513,555	49,716,803
Schwab Core Equity Fund (a)	2,778,306	52,232,149
Schwab Dividend Equity Fund (a)	1,621,619	23,545,902
Schwab S&P 500 Index Fund (a)	2,009,168	44,904,897
TCW Relative Value Large Cap Fund	1,741,843	25,970,884

		196,370,635

Small-Cap 11.0%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	1,283,238	17,105,565
Schwab Small-Cap Equity Fund (a)	1,799,946	31,895,052

		49,000,617

		344,855,638

Fixed-Income Funds 20.2%

Inflation-Protected Bond 1.4%
Schwab Treasury Inflation Protected Securities Fund (a)	515,949	6,325,538

Intermediate-Term Bond 17.2%
PIMCO Total Return Fund, Institutional Shares	1,108,184	12,843,849
Schwab Premier Income Fund (a)	875,743	9,282,881
Schwab Total Bond Market Fund (a)	5,559,975	54,209,758

		76,336,488

International Bond 1.6%
Laudus Mondrian International Fixed Income Fund (a)	602,655	7,213,783

		89,875,809

Total Other Investment Companies
(Cost $352,619,475)		434,731,447

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.0% of net assets

Time Deposit 2.0%
Societe Generale
0.03%, 11/01/12	8,919,951	8,919,951

Total Short-Term Investment
(Cost $8,919,951)		8,919,951

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $365,735,788 and the unrealized appreciation and depreciation were $78,158,964 and ($243,354), respectively, with a net unrealized appreciation of $77,915,610.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

48 See financial notes

 Schwab Target 2030 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$434,731,447	$—	$—	$434,731,447
Short-Term Investment[1]	—	8,919,951	—	8,919,951

Total	$434,731,447	$8,919,951	$—	$443,651,398

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 49

 Schwab Target 2030 Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $291,282,082)		$362,874,787
Investments in unaffiliated issuers, at value (cost $70,257,344)	+	80,776,611

Total investments, at value (cost $361,539,426)		443,651,398
Receivables:
Fund shares sold		1,112,226
Dividends		162,225
Due from investment adviser		1,579
Interest		8
Prepaid expenses	+	8,198

Total assets		444,935,634

Liabilities

Payables:
Investments bought		470,000
Fund shares redeemed		351,869
Accrued expenses	+	56,718

Total liabilities		878,587

Net Assets

Total assets		444,935,634
Total liabilities	−	878,587

Net assets		$444,057,047

Net Assets by Source
Capital received from investors		393,483,479
Net investment income not yet distributed		2,920,540
Net realized capital losses		(34,458,944)
Net unrealized capital gains		82,111,972

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$444,057,047		35,762,653		$12.42

50 See financial notes

 Schwab Target 2030 Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$5,792,147
Dividends received from unaffiliated underlying funds		842,423
Interest	+	2,031

Total investment income		6,636,601

Expenses

Shareholder reports		45,033
Professional fees		40,492
Registration fees		37,251
Transfer agent fees		29,678
Portfolio accounting fees		23,836
Custodian fees		10,418
Trustees’ fees		8,378
State filing fee reimbursement (Note 4)		(3,461)
Other expenses	+	9,333

Total expenses		200,958
Expense reduction by CSIM[1]	−	200,958

Net expenses	−	—

Net investment income		6,636,601

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		855,235
Net realized losses on sales of affiliated underlying funds*		(1,303,151)
Net realized losses on sales of unaffiliated underlying funds	+	(37,840)

Net realized losses		(485,756)
Net unrealized gains on affiliated underlying funds		28,030,927
Net unrealized gains on unaffiliated underlying funds	+	6,017,537

Net unrealized gains	+	34,048,464

Net realized and unrealized gains		33,562,708

Increase in net assets resulting from operations		$40,199,309

*	Includes $1,189 from a litigation settlement related to an affiliated underlying fund.
[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $3,461. See financial note 4 for additional information.

See financial notes 51

 Schwab Target 2030 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$6,636,601	$5,671,726
Net realized losses		(485,756)	(992,639)
Net unrealized gains	+	34,048,464	9,985,667

Increase in net assets from operations		40,199,309	14,664,754

Distributions to Shareholders

Distributions from net investment income		($6,263,907)	($5,459,742)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,178,626	$97,318,546	10,393,929	$120,477,375
Shares reinvested		547,142	6,095,164	465,434	5,296,644
Shares redeemed	+	(5,482,400)	(64,862,336)	(5,173,535)	(59,799,151)

Net transactions in fund shares		3,243,368	$38,551,374	5,685,828	$65,974,868

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		32,519,285	$371,570,271	26,833,457	$296,390,391
Total increase	+	3,243,368	72,486,776	5,685,828	75,179,880

End of period		35,762,653	$444,057,047	32,519,285	$371,570,271

Net investment income not yet distributed			$2,920,540		$2,407,745

52 See financial notes

Schwab Target 2035 Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	3/12/08[1]–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.70	10.32	9.00	7.76	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.16	0.13	0.15	0.04
Net realized and unrealized gains (losses)	0.99	0.38	1.33	1.23	(2.28)

Total from investment operations	1.15	0.54	1.46	1.38	(2.24)
Less distributions:
Distributions from net investment income	(0.16)	(0.16)	(0.14)	(0.14)	—

Net asset value at end of period	11.69	10.70	10.32	9.00	7.76

Total return (%)	10.89	5.27	16.29	18.22	(22.40)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	—	—	0.00 [4]	0.01 [5]	0.02	[6]
Gross operating expenses[3]	0.13	0.17	0.30	0.67	1.57	[6]
Net investment income (loss)	1.45	1.41	1.38	1.92	1.32	[6]
Portfolio turnover rate	11	4	14	49	7	[2]
Net assets, end of period ($ x 1,000,000)	111	77	49	22	6

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
5 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
6 Annualized

See financial notes 53

 Schwab Target 2035 Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.0%	Other Investment Companies	91,882,699	108,264,956
2.0%	Short-Term Investment	2,237,202	2,237,202

100.0%	Total Investments	94,119,901	110,502,158
0.0%	Other Assets and Liabilities, Net		7,641

100.0%	Total Net Assets		110,509,799

	Number	Value
Security	of Shares	($)

Other Investment Companies 98.0% of net assets

Equity Funds 84.6%

Global Real Estate 4.2%
Schwab Global Real Estate Fund (a)	696,043	4,649,570

International 20.2%
American Century International Growth Fund, Institutional Shares	406,434	4,434,190
Laudus International MarketMasters Fund, Select Shares (a)	452,339	8,608,006
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	103,661	968,190
Laudus Mondrian International Equity Fund, Institutional Shares (a)	524,753	3,767,724
William Blair International Small Cap Growth Fund, Institutional Shares	342,672	4,595,234

		22,373,344

Large-Cap 48.2%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	974,826	13,793,792
Schwab Core Equity Fund (a)	721,316	13,560,739
Schwab Dividend Equity Fund (a)	416,050	6,041,052
Schwab S&P 500 Index Fund (a)	562,467	12,571,145
TCW Relative Value Large Cap Fund	486,459	7,253,107

		53,219,835

Small-Cap 12.0%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	346,414	4,617,693
Schwab Small-Cap Equity Fund (a)	486,881	8,627,525

		13,245,218

		93,487,967

Fixed-Income Funds 13.4%

Inflation-Protected Bond 0.9%
Schwab Treasury Inflation Protected Securities Fund (a)	82,497	1,011,407

Intermediate-Term Bond 11.5%
PIMCO Total Return Fund, Institutional Shares	185,569	2,150,745
Schwab Premier Income Fund (a)	153,909	1,631,434
Schwab Total Bond Market Fund (a)	912,826	8,900,054

		12,682,233

International Bond 1.0%
Laudus Mondrian International Fixed Income Fund (a)	90,505	1,083,349

		14,776,989

Total Other Investment Companies
(Cost $91,882,699)		108,264,956

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.0% of net assets

Time Deposit 2.0%
Royal Bank of Canada
0.03%, 11/01/12	2,237,202	2,237,202

Total Short-Term Investment
(Cost $2,237,202)		2,237,202

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $95,028,266 and the unrealized appreciation and depreciation were $15,473,892 and ($0), respectively, with a net unrealized appreciation of $15,473,892.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

54 See financial notes

 Schwab Target 2035 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$108,264,956	$—	$—	$108,264,956
Short-Term Investment[1]	—	2,237,202	—	2,237,202

Total	$108,264,956	$2,237,202	$—	$110,502,158

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 55

 Schwab Target 2035 Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $75,415,539)		$89,831,680
Investments in unaffiliated issuers, at value (cost $18,704,362)	+	20,670,478

Total investments, at value (cost $94,119,901)		110,502,158
Receivables:
Fund shares sold		275,412
Dividends		26,640
Due from investment adviser		978
Interest		2
Prepaid expenses	+	1,548

Total assets		110,806,738

Liabilities

Payables:
Investments bought		135,000
Fund shares redeemed		124,151
Accrued expenses	+	37,788

Total liabilities		296,939

Net Assets

Total assets		110,806,738
Total liabilities	−	296,939

Net assets		$110,509,799

Net Assets by Source
Capital received from investors		95,076,811
Net investment income not yet distributed		557,615
Net realized capital losses		(1,506,884)
Net unrealized capital gains		16,382,257

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$110,509,799		9,453,479		$11.69

56 See financial notes

 Schwab Target 2035 Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$1,181,349
Dividends received from unaffiliated underlying funds		158,078
Interest	+	512

Total investment income		1,339,939

Expenses

Professional fees		36,800
Registration fees		23,862
Portfolio accounting fees		17,438
Shareholder reports		15,695
Transfer agent fees		14,613
Trustees’ fees		6,257
Custodian fees		4,952
State filing fee reimbursement (Note 4)		(193)
Other expenses	+	2,505

Total expenses		121,929
Expense reduction by CSIM[1]	−	121,929

Net expenses	−	—

Net investment income		1,339,939

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		196,134
Net realized losses on sales of affiliated underlying funds		(371,999)
Net realized losses on sales of unaffiliated underlying funds	+	(12,458)

Net realized losses		(188,323)
Net unrealized gains on affiliated underlying funds		6,719,027
Net unrealized gains on unaffiliated underlying funds	+	1,474,533

Net unrealized gains	+	8,193,560

Net realized and unrealized gains		8,005,237

Increase in net assets resulting from operations		$9,345,176

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $193. See financial note 4 for additional information.

See financial notes 57

 Schwab Target 2035 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$1,339,939	$927,810
Net realized gains (losses)		(188,323)	18,391
Net unrealized gains	+	8,193,560	1,171,771

Increase in net assets from operations		9,345,176	2,117,972

Distributions to Shareholders

Distributions from net investment income		($1,173,912)	($819,461)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,123,482	$35,158,038	3,517,865	$38,278,820
Shares reinvested		110,095	1,149,391	74,569	798,641
Shares redeemed	+	(1,018,757)	(11,399,175)	(1,062,462)	(11,556,596)

Net transactions in fund shares		2,214,820	$24,908,254	2,529,972	$27,520,865

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,238,659	$77,430,281	4,708,687	$48,610,905
Total increase	+	2,214,820	33,079,518	2,529,972	28,819,376

End of period		9,453,479	$110,509,799	7,238,659	$77,430,281

Net investment income not yet distributed			$557,615		$364,231

58 See financial notes

Schwab Target 2040 Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.55	11.16	9.71	8.48	13.45

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.17	0.15	0.18	0.28
Net realized and unrealized gains (losses)	1.12	0.40	1.46	1.27	(4.80)

Total from investment operations	1.29	0.57	1.61	1.45	(4.52)
Less distributions:
Distributions from net investment income	(0.17)	(0.18)	(0.16)	(0.22)	(0.36)
Distributions from net realized gains	—	—	—	—	(0.09)

Total distributions	(0.17)	(0.18)	(0.16)	(0.22)	(0.45)

Net asset value at end of period	12.67	11.55	11.16	9.71	8.48

Total return (%)	11.33	5.08	16.71	17.66	(34.60)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	0.00 [2]	0.00 [2,3]	0.01
Gross operating expenses[1]	0.06	0.06	0.10	0.15	0.15
Net investment income (loss)	1.42	1.42	1.44	2.15	2.22
Portfolio turnover rate	12	3	15	51	36 [4]
Net assets, end of period ($ x 1,000,000)	435	342	259	163	94

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
3 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
4 The portfolio turnover ratio increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 59

 Schwab Target 2040 Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.9%	Other Investment Companies	346,645,692	425,829,366
2.0%	Short-Term Investment	8,664,678	8,664,678

99.9%	Total Investments	355,310,370	434,494,044
0.1%	Other Assets and Liabilities, Net		330,258

100.0%	Total Net Assets		434,824,302

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.9% of net assets

Equity Funds 89.1%

Global Real Estate 4.5%
Schwab Global Real Estate Fund (a)	2,884,647	19,269,443

International 21.3%
American Century International Growth Fund, Institutional Shares	1,653,454	18,039,186
Laudus International MarketMasters Fund, Select Shares (a)	1,853,396	35,270,134
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	470,587	4,395,286
Laudus Mondrian International Equity Fund, Institutional Shares (a)	2,259,474	16,223,026
William Blair International Small Cap Growth Fund, Institutional Shares	1,402,413	18,806,364

		92,733,996

Large-Cap 50.7%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	4,006,125	56,686,668
Schwab Core Equity Fund (a)	3,039,424	57,141,171
Schwab Dividend Equity Fund (a)	1,795,863	26,075,929
Schwab S&P 500 Index Fund (a)	2,293,002	51,248,602
TCW Relative Value Large Cap Fund	1,969,945	29,371,873

		220,524,243

Small-Cap 12.6%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	1,433,445	19,107,827
Schwab Small-Cap Equity Fund (a)	2,021,083	35,813,590

		54,921,417

		387,449,099

Fixed-Income Funds 8.8%

Inflation-Protected Bond 0.7%
Schwab Treasury Inflation Protected Securities Fund (a)	259,785	3,184,966

Intermediate-Term Bond 7.3%
PIMCO Total Return Fund, Institutional Shares	415,000	4,809,854
Schwab Premier Income Fund (a)	379,919	4,027,144
Schwab Total Bond Market Fund (a)	2,359,356	23,003,724

		31,840,722

International Bond 0.8%
Laudus Mondrian International Fixed Income Fund (a)	280,249	3,354,579

		38,380,267

Total Other Investment Companies
(Cost $346,645,692)		425,829,366

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.0% of net assets

Time Deposit 2.0%
Royal Bank of Canada
0.03%, 11/01/12	8,664,678	8,664,678

Total Short-Term Investment
(Cost $8,664,678)		8,664,678

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $359,699,714 and the unrealized appreciation and depreciation were $74,794,330 and ($0), respectively, with a net unrealized appreciation of $74,794,330.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

60 See financial notes

 Schwab Target 2040 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$425,829,366	$—	$—	$425,829,366
Short-Term Investment[1]	—	8,664,678	—	8,664,678

Total	$425,829,366	$8,664,678	$—	$434,494,044

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 61

 Schwab Target 2040 Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $285,820,705)		$354,802,089
Investments in unaffiliated issuers, at value (cost $69,489,665)	+	79,691,955

Total investments, at value (cost $355,310,370)		434,494,044
Receivables:
Fund shares sold		999,330
Dividends		67,000
Due from investment adviser		1,831
Interest		7
Prepaid expenses	+	7,418

Total assets		435,569,630

Liabilities

Payables:
Investments bought		200,000
Fund shares redeemed		465,582
Accrued expenses	+	79,746

Total liabilities		745,328

Net Assets

Total assets		435,569,630
Total liabilities	−	745,328

Net assets		$434,824,302

Net Assets by Source
Capital received from investors		381,450,081
Net investment income not yet distributed		2,067,958
Net realized capital losses		(27,877,411)
Net unrealized capital gains		79,183,674

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$434,824,302		34,322,288		$12.67

62 See financial notes

 Schwab Target 2040 Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$4,902,230
Dividends received from unaffiliated underlying funds		620,118
Interest	+	2,055

Total investment income		5,524,403

Expenses

Shareholder reports		71,114
Transfer agent fees		40,516
Professional fees		40,329
Registration fees		39,667
Portfolio accounting fees		23,388
Custodian fees		10,148
Trustees’ fees		8,190
State filing fee reimbursement (Note 4)		(2,996)
Other expenses	+	8,694

Total expenses		239,050
Expense reduction by CSIM[1]	−	239,050

Net expenses	−	—

Net investment income		5,524,403

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		880,167
Net realized losses on sales of affiliated underlying funds*		(2,098,990)
Net realized losses on sales of unaffiliated underlying funds	+	(56,501)

Net realized losses		(1,275,324)
Net unrealized gains on affiliated underlying funds		30,212,994
Net unrealized gains on unaffiliated underlying funds	+	6,194,173

Net unrealized gains	+	36,407,167

Net realized and unrealized gains		35,131,843

Increase in net assets resulting from operations		$40,656,246

*	Includes $853 from a litigation settlement related to an affiliated underlying fund.
[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $2,996. See financial note 4 for additional information.

See financial notes 63

 Schwab Target 2040 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$5,524,403	$4,533,448
Net realized losses		(1,275,324)	(391,406)
Net unrealized gains	+	36,407,167	7,589,199

Increase in net assets from operations		40,656,246	11,731,241

Distributions to Shareholders

Distributions from net investment income		($5,065,636)	($4,347,408)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,337,484	$113,340,523	10,468,609	$123,614,335
Shares reinvested		440,155	4,960,552	366,999	4,260,852
Shares redeemed	+	(5,085,156)	(61,428,310)	(4,450,866)	(52,299,460)

Net transactions in fund shares		4,692,483	$56,872,765	6,384,742	$75,575,727

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,629,805	$342,360,927	23,245,063	$259,401,367
Total increase	+	4,692,483	92,463,375	6,384,742	82,959,560

End of period		34,322,288	$434,824,302	29,629,805	$342,360,927

Net investment income not yet distributed			$2,067,958		$1,492,095

64 See financial notes

 Schwab Target Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Core Equity Fund
Schwab Target 2010 Fund	Schwab Dividend Equity Fund
Schwab Target 2015 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2020 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2025 Fund	Schwab Hedged Equity Fund
Schwab Target 2030 Fund	Schwab Financial Services Fund
Schwab Target 2035 Fund	Schwab Health Care Fund
Schwab Target 2040 Fund	Schwab International Core Equity Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab Small-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab Total Stock Market Index Fund	(formerly Schwab Fundamental US Small-Mid Company Index Fund)
Schwab International Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio	(formerly Schwab Fundamental International Small-Mid Company Index Fund)
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio	(formerly Schwab Fundamental Emerging Markets Index Fund)
Laudus Small-Cap MarketMasters Fund	Schwab Monthly Income Fund-Moderate Payout
Laudus International MarketMasters Fund	Schwab Monthly Income Fund-Enhanced Payout
Schwab Balanced Fund	Schwab Monthly Income Fund-Maximum Payout

The Schwab Target Funds are “fund of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, exchange traded funds (“ETFs”), cash equivalents, including money market securities, and futures. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: valued at their respective net asset values.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is

 65

 Schwab Target Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2012 are disclosed in the Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(i) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

 67

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Financial Notes (continued)

3. Risk Factors (continued):

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-advisers) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments - bonds or stocks of another capitalization range, for instance -and underlying fund’s large-, mid- or small-cap holdings could reduce performance.

•	Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	Exchange-Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Emerging Market Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result,

68

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Financial Notes (continued)

3. Risk Factors (continued):

there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

Direct Investment Risk. The funds may invest a portion of its assets directly in equity and fixed income securities, ETFs, money market securities, and futures. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.

CSIM and its affiliates have agreed with the funds to limit (“expense limitation”) the total annual fund operating expense charged, excluding interest, taxes and certain non-routine expenses of the funds to 0.00% for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board.

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2012, the percentages of shares of other related funds owned by each Schwab Target fund are:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	0.6%	0.8%	4.4%	2.3%	8.0%	2.2%	9.1%
International:
Laudus International MarketMasters Fund	0.1%	0.2%	1.0%	0.6%	1.9%	0.5%	2.1%
Laudus Mondrian Emerging Markets Fund	0.2%	0.2%	1.3%	0.6%	2.5%	0.6%	2.7%
Laudus Mondrian International Equity Fund	0.6%	1.0%	6.0%	3.0%	10.5%	2.9%	12.4%
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	0.3%	0.4%	2.0%	1.1%	3.6%	1.0%	4.1%
Schwab Core Equity Fund	0.2%	0.3%	1.5%	0.8%	2.8%	0.7%	3.0%
Schwab Dividend Equity Fund	0.1%	0.2%	0.9%	0.5%	1.7%	0.4%	1.9%
Schwab S&P 500 Index Fund	0.0% *	0.0% *	0.2%	0.1%	0.4%	0.1%	0.4%
Small-Cap:
Laudus Small-Cap MarketMasters Fund	0.7%	1.1%	6.0%	3.2%	11.1%	3.0%	12.4%
Schwab Small-Cap Equity Fund	0.6%	0.8%	4.5%	2.4%	8.2%	2.2%	9.2%

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund	0.6%	0.5%	2.0%	0.6%	1.5%	0.2%	0.8%
Intermediate-Term Bond:
Schwab Premier Income Fund	0.6%	0.6%	2.2%	0.9%	2.2%	0.4%	1.0%
Schwab Total Bond Market Fund	1.2%	1.3%	5.9%	2.4%	5.7%	0.9%	2.4%
International Bond:
Laudus Mondrian International Fixed Income Fund	0.1%	0.2%	0.8%	0.3%	0.8%	0.1%	0.4%
Short-Term Bond:
Schwab Short-Term Bond Market Fund	1.7%	1.3%	2.1%	—%	—%	—%	—%

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	0.0% *	0.0% *	—%	—%	—%	—%	—%

*	Less than 0.05%

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended October 31, 2012.

Schwab Target 2010 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	207,569	10,261	(40,484)	177,346	$1,184,668	($46,130)	$36,285
International:
Laudus International MarketMasters Fund, Select Shares	136,896	20,350	(40,665)	116,581	2,218,538	$136,121	25,457
Laudus Mondrian Emerging Markets Fund, Institutional Shares	94,911	—	(68,677)	26,234	245,026	32,035	17,255
Laudus Mondrian International Equity Fund, Institutional Shares	152,484	20,980	(56,086)	117,378	842,777	53,759	59,581
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	198,308	93,064	(37,565)	253,807	3,591,368	30,750	55,303
Schwab Core Equity Fund	304,554	7,602	(135,728)	176,428	3,316,855	327,714	85,605
Schwab Dividend Equity Fund	95,242	38,314	(42,731)	90,825	1,318,783	50,638	32,067
Schwab S&P 500 Index Fund	229,811	25,241	(108,539)	146,513	3,274,559	651,792	91,024
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	75,447	29,760	(19,587)	85,620	1,141,309	24,286	—
Schwab Small-Cap Equity Fund	110,790	41,050	(28,900)	122,940	2,178,492	41,845	864

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund	162,879	66,237	(24,131)	204,985	2,513,120	9,117	49,331
Intermediate-Term Bond:
Schwab Premier Income Fund	359,700	9,479	(122,076)	247,103	2,619,287	78,249	98,467
Schwab Total Bond Market Fund	1,326,136	116,937	(265,393)	1,177,680	11,482,377	(8,849)	329,205
International Bond:
Laudus Mondrian International Fixed Income Fund	126,926	11,063	(34,352)	103,637	1,240,537	45,111	61,931
Short-Term Bond:
Schwab Short-Term Bond Market Fund	859,166	80,307	(121,646)	817,827	7,622,152	7,878	79,174

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	3,468,431	—	(1,500,000)	1,968,431	1,968,431	—	1,432

Total					$46,758,279	$1,434,316	$1,022,981

 71

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2015 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	298,566	48,897	(88,891)	258,572	$1,727,263	($75,423)	$47,299
International:
Laudus International MarketMasters Fund, Select Shares	136,706	45,417	(15,382)	166,741	3,173,074	($32,568)	25,738
Laudus Mondrian Emerging Markets Fund, Institutional Shares	114,210	3,736	(79,975)	37,971	354,653	(35,483)	20,763
Laudus Mondrian International Equity Fund, Institutional Shares	162,344	22,976	(6,050)	179,270	1,287,162	(5,832)	63,219
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	199,713	195,529	(28,873)	366,369	5,184,123	(18,262)	56,488
Schwab Core Equity Fund	319,081	32,013	(95,519)	255,575	4,804,802	96,079	98,479
Schwab Dividend Equity Fund	98,443	58,385	(10,447)	146,381	2,125,457	6,978	38,455
Schwab S&P 500 Index Fund	240,503	66,322	(95,744)	211,081	4,717,671	111,745	96,185
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	100,280	28,087	(2,373)	125,994	1,679,494	(1,443)	—
Schwab Small-Cap Equity Fund	150,005	37,743	(9,245)	178,503	3,163,078	12,425	1,182

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund	132,905	45,627	—	178,532	2,188,797	—	40,414
Intermediate-Term Bond:
Schwab Premier Income Fund	196,056	61,148	(10,738)	246,466	2,612,543	(482)	65,696
Schwab Total Bond Market Fund	997,635	327,552	(17,655)	1,307,532	12,748,440	444	298,506
International Bond:
Laudus Mondrian International Fixed Income Fund	102,177	22,187	—	124,364	1,488,634	—	54,776
Short-Term Bond:
Schwab Short-Term Bond Market Fund	426,993	216,719	—	643,712	5,999,392	—	50,377

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	1,791,651	—	(1,000,000)	791,651	791,651	—	623

Total					$54,046,234	$58,178	$958,200

72

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2020 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	1,660,883	18,149	(267,938)	1,411,094	$9,426,105	($553,035)	$274,408
International:
Laudus International MarketMasters Fund, Select Shares	864,568	92,671	(60,323)	896,916	17,068,305	(25,789)	160,074
Laudus Mondrian Emerging Markets Fund, Institutional Shares	744,546	17,278	(531,120)	230,704	2,154,776	(334,037)	135,358
Laudus Mondrian International Equity Fund, Institutional Shares	1,022,140	83,023	(7,270)	1,097,893	7,882,873	(6,398)	392,621
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	1,263,479	699,878	(42,790)	1,920,567	27,176,017	54,729	355,796
Schwab Core Equity Fund	2,110,854	27,639	(632,172)	1,506,321	28,318,832	30,314	614,036
Schwab Dividend Equity Fund	632,350	265,419	—	897,769	13,035,607	—	233,270
Schwab S&P 500 Index Fund	1,518,287	63,246	(481,019)	1,100,514	24,596,494	2,389,829	600,323
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	586,685	125,677	(22,608)	689,754	9,194,415	11,276	—
Schwab Small-Cap Equity Fund	841,120	187,980	(54,909)	974,191	17,262,660	9,906	6,525

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund	573,400	104,965	—	678,365	8,316,759	—	163,262
Intermediate-Term Bond:
Schwab Premier Income Fund	761,332	80,516	—	841,848	8,923,586		252,168
Schwab Total Bond Market Fund	5,288,857	833,152	(353,120)	5,768,889	56,246,669	(38,604)	1,438,978
International Bond:
Laudus Mondrian International Fixed Income Fund	527,811	88,112	(34,254)	581,669	6,962,580	(12,559)	275,515
Short-Term Bond:
Schwab Short-Term Bond Market Fund	871,286	119,011	—	990,297	9,229,572	—	85,591

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	3,187,964	—	(3,187,964)	—	—	—	359

Total					$245,795,250	$1,525,632	$4,988,284

 73

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2025 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	703,826	121,061	(86,285)	738,602	$4,933,862	($80,468)	$130,655
International:
Laudus International MarketMasters Fund, Select Shares	381,082	120,113	(18,533)	482,662	9,185,049	(49,590)	72,210
Laudus Mondrian Emerging Markets Fund, Institutional Shares	312,968	12,199	(218,069)	107,098	1,000,299	(130,860)	57,757
Laudus Mondrian International Equity Fund, Institutional Shares	452,359	88,831	—	541,190	3,885,746	—	177,524
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	553,297	549,627	(57,634)	1,045,290	14,790,848	(35,741)	161,376
Schwab Core Equity Fund	956,556	76,402	(276,446)	756,512	14,222,420	(90,186)	292,636
Schwab Dividend Equity Fund	289,198	157,141	(13,446)	432,893	6,285,609	5,425	111,708
Schwab S&P 500 Index Fund	627,841	176,992	(203,784)	601,049	13,433,448	(48,067)	252,112
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	260,766	116,159	(10,347)	366,578	4,886,487	(3,130)	—
Schwab Small-Cap Equity Fund	399,641	131,794	(13,777)	517,658	9,172,902	14,361	3,158

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund	173,927	44,561	—	218,488	2,678,662	—	52,159
Intermediate-Term Bond:
Schwab Premier Income Fund	213,823	150,880	—	364,703	3,865,848	—	88,402
Schwab Total Bond Market Fund	1,738,844	606,607	(35,475)	2,309,976	22,522,269	1,683	519,839
International Bond:
Laudus Mondrian International Fixed Income Fund	156,064	41,066	—	197,130	2,359,645	—	89,394

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	1,398,128	—	(1,398,128)	—	—	—	161

Total					$113,223,094	($416,573)	$2,009,091

74

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2030 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	2,726,695	72,131	(247,726)	2,551,100	$17,041,346	($513,558)	$479,566
International:
Laudus International MarketMasters Fund, Select Shares	1,429,231	244,550	(14,435)	1,659,346	31,577,352	(23,796)	263,552
Laudus Mondrian Emerging Markets Fund, Institutional Shares	1,301,561	56,040	(929,294)	428,307	4,000,384	(847,548)	236,624
Laudus Mondrian International Equity Fund, Institutional Shares	1,725,566	208,718	(9,023)	1,925,261	13,823,377	(10,647)	667,912
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	2,020,252	1,587,495	(94,192)	3,513,555	49,716,803	(100,299)	568,903
Schwab Core Equity Fund	3,881,565	123,551	(1,226,810)	2,778,306	52,232,149	(186,523)	1,125,853
Schwab Dividend Equity Fund	1,011,752	609,867	—	1,621,619	23,545,902		410,843
Schwab S&P 500 Index Fund	2,342,665	175,895	(509,392)	2,009,168	44,904,897	398,410	928,867
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	1,143,509	165,633	(25,904)	1,283,238	17,105,565	5,022	—
Schwab Small-Cap Equity Fund	1,676,570	199,580	(76,204)	1,799,946	31,895,052	(14,740)	12,742

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund	424,155	91,794	—	515,949	6,325,538	—	124,720
Intermediate-Term Bond:
Schwab Premier Income Fund	544,479	331,264	—	875,743	9,282,881	—	221,964
Schwab Total Bond Market Fund	4,880,271	684,843	(5,139)	5,559,975	54,209,758	514	1,377,195
International Bond:
Laudus Mondrian International Fixed Income Fund	392,824	222,729	(12,898)	602,655	7,213,783	(11,175)	228,122

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	4,558,910	—	(4,558,910)	—	—	—	519

Total					$362,874,787	($1,304,340)	$6,647,382

 75

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2035 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	610,226	121,492	(35,675)	696,043	$4,649,570	($56,841)	$117,768
International:
Laudus International MarketMasters Fund, Select Shares	315,685	136,654	—	452,339	8,608,006	$—	59,378
Laudus Mondrian Emerging Markets Fund, Institutional Shares	278,801	20,471	(195,611)	103,661	968,190	(132,349)	52,388
Laudus Mondrian International Equity Fund, Institutional Shares	387,136	137,617	—	524,753	3,767,724	—	150,376
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	481,457	518,716	(25,347)	974,826	13,793,792	(27,156)	138,960
Schwab Core Equity Fund	884,176	102,241	(265,101)	721,316	13,560,739	(87,984)	264,181
Schwab Dividend Equity Fund	242,036	174,014	—	416,050	6,041,052	—	100,665
Schwab S&P 500 Index Fund	488,875	150,643	(77,051)	562,467	12,571,145	(63,846)	194,918
Small-Cap:-
Laudus Small-Cap MarketMasters Fund, Select Shares	258,735	87,679	—	346,414	4,617,693	—	—
Schwab Small-Cap Equity Fund	378,817	123,996	(15,932)	486,881	8,627,525	(4,073)	2,879

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund	63,489	19,008	—	82,497	1,011,407	—	19,109
Intermediate-Term Bond:
Schwab Premier Income Fund	90,073	63,836	—	153,909	1,631,434	—	34,911
Schwab Total Bond Market Fund	695,859	227,417	(10,450)	912,826	8,900,054	250	207,846
International Bond:
Laudus Mondrian International Fixed Income Fund	57,293	33,212	—	90,505	1,083,349	—	34,007

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	846,451	—	(846,451)	—	—	—	97

Total					$89,831,680	($371,999)	$1,377,483

76

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2040 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	2,878,926	263,634	(257,913)	2,884,647	$19,269,443	($551,310)	$524,736
International:
Laudus International MarketMasters Fund, Select Shares	1,433,985	419,411	—	1,853,396	35,270,134	—	266,503
Laudus Mondrian Emerging Markets Fund, Institutional Shares	1,317,623	48,575	(895,611)	470,587	4,395,286	(960,072)	243,847
Laudus Mondrian International Equity Fund, Institutional Shares	1,868,526	390,948	—	2,259,474	16,223,026	—	702,752
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	2,242,301	1,821,764	(57,940)	4,006,125	56,686,668	(63,074)	631,432
Schwab Core Equity Fund	4,125,083	191,839	(1,277,498)	3,039,424	57,141,171	(386,952)	1,211,192
Schwab Dividend Equity Fund	1,166,029	629,834	—	1,795,863	26,075,929	—	455,132
Schwab S&P 500 Index Fund	2,173,959	359,296	(240,253)	2,293,002	51,248,602	(122,172)	861,975
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	1,178,238	255,207	—	1,433,445	19,107,827	—	—
Schwab Small-Cap Equity Fund	1,759,299	293,357	(31,573)	2,021,083	35,813,590	(20,903)	13,370

Fixed-Income Funds:

Inflation-Protected Bond:
Schwab Treasury Inflation Protected Securities Fund	225,421	34,364	—	259,785	3,184,966	—	64,072
Intermediate-Term Bond:
Schwab Premier Income Fund	340,348	72,361	(32,790)	379,919	4,027,144	(389)	111,065
Schwab Total Bond Market Fund	1,919,689	517,066	(77,399)	2,359,356	23,003,724	5,029	586,053
International Bond:
Laudus Mondrian International Fixed Income Fund	206,204	74,045	—	280,249	3,354,579	—	109,723

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	4,790,619	—	(4,790,619)	—	—	—	545

Total					$354,802,089	($2,099,843)	$5,782,397

*	Distributions received include distributions from net investment income and capital gains from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

 77

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

During the period, the Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund and Schwab Target 2040 Fund received a payment of $765, $178, $2,967, $184, $3,461, $193 and $2,996, respectively, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the funds’ shares in prior periods in certain states. These payments are presented in each fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a reimbursement of fund expenses. As this expense was previously reimbursed, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM” in the fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Target 2010 Fund	$8,204,000	$16,953,000
Schwab Target 2015 Fund	18,869,000	7,474,000
Schwab Target 2020 Fund	45,743,000	36,775,964
Schwab Target 2025 Fund	40,763,000	15,143,128
Schwab Target 2030 Fund	83,229,000	49,777,910
Schwab Target 2035 Fund	33,620,000	9,848,451
Schwab Target 2040 Fund	96,806,000	45,351,619

78

 Schwab Target Funds

Financial Notes (continued)

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/11-10/31/12)	(11/1/10-10/31/11)

Schwab Target 2010 Fund	$1,527	$3,912
Schwab Target 2015 Fund	3,540	6,220
Schwab Target 2020 Fund	1,559	7,631
Schwab Target 2025 Fund	7,669	10,063
Schwab Target 2030 Fund	9,707	11,408
Schwab Target 2035 Fund	2,370	3,665
Schwab Target 2040 Fund	13,870	16,855

10. Federal Income Taxes:

As of October 31, 2012, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$685,426	$643,845	$2,775,271	$1,040,495	$2,913,074	$557,615	$2,065,172
Undistributed long-term capital gains	—	—	—	—	—	—	—
Unrealized appreciation on investments	8,171,938	8,095,337	50,868,108	18,007,940	78,158,964	15,473,892	74,794,330
Unrealized depreciation on investments	—	—	(627,598)	—	(243,354)	—	—
Other unrealized appreciation/(depreciation)	—	—	—	—	—	—	—

Net unrealized appreciation/(depreciation)	$8,171,938	$8,095,337	$50,240,510	$18,007,940	$77,915,610	$15,473,892	$74,794,330

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
Expiration Date	Fund	Fund	Fund	Fund	Fund	Fund	Fund

October 31, 2016	$4,601,462	$—	$9,049,980	$—	$6,715,916	$—	$6,366,179
October 31, 2017	13,259,379	440,793	26,262,598	627,208	21,027,180	468,050	15,004,416
October 31, 2018	—	—	1,839,068	—	890,126	—	475,341
October 31, 2019	—	—	—	—	205,693	—	51,729
No expiration	—	—	—	146,556	1,416,200	130,468	1,587,618

Total	$17,860,841	$440,793	$37,151,646	$773,764	$30,255,115	$598,518	$23,485,283

 79

 Schwab Target Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

For the year ended October 31, 2012, the funds had capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital losses utilized	$1,614,007	$134,139	$765,836	$—	$—	$—	$—

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Current period distributions
Ordinary income	$1,479,450	$1,073,035	$5,540,387	$1,878,136	$6,263,907	$1,173,912	$5,065,636
Long-term capital gains	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—

Prior period distributions
Ordinary income	$1,782,231	$789,680	$5,113,390	$1,192,290	$5,459,742	$819,461	$4,347,408
Long-term capital gains	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2012, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital shares	$—	$—	$—	$—	$—	$—	$—
Undistributed net investment income	36,577	28,153	134,979	46,801	140,101	27,357	117,096
Net realized capital gains/(losses)	(36,577)	(28,153)	(134,979)	(46,801)	(140,101)	(27,357)	(117,096)

As of October 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-

80

 Schwab Target Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The funds have adopted the noted provisions of the Act for the period ending October 31, 2012.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, and Schwab Target 2040 Fund (seven of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2012 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

82

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2012, qualify for the corporate dividends received deduction:

Percentage

Schwab Target 2010 Fund	11.60
Schwab Target 2015 Fund	21.57
Schwab Target 2020 Fund	17.63
Schwab Target 2025 Fund	25.27
Schwab Target 2030 Fund	22.80
Schwab Target 2035 Fund	31.15
Schwab Target 2040 Fund	44.82

For the fiscal year ended October 31, 2012, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

Schwab Target 2010 Fund	$725,226
Schwab Target 2015 Fund	394,626
Schwab Target 2020 Fund	3,073,845
Schwab Target 2025 Fund	700,197
Schwab Target 2030 Fund	3,840,842
Schwab Target 2035 Fund	625,904
Schwab Target 2040 Fund	3,433,656

 83

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, and Schwab Target 2040 Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 24, 2012, and June 5, 2012, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2012. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the

84

appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Schwab Target 2010 Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Target 2010 Fund. These factors varied from Fund to Fund, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 85

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	74	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	74	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	74	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	74	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

86

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	74	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

 87

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

88

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Aggregate Intermediate Bond Index An index that measures the intermediate-term investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Barclays U.S. Government/Credit: 1 − 5 Years Index An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Bonds are represented in the index in proportion to their market value.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

Citigroup Non-U.S. Dollar World Government Bond Index An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 89

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

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We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

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We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
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MFR33732-07

Annual report dated October 31, 2012, enclosed.

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Schwab Balanced Fundtm

Annual Report
October 31, 2012

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Schwab Balanced Fundtm

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Balanced Fundtm (Ticker Symbol: SWOBX)	9.36%

Balanced Blended Index	11.28%
Fund Category: Morningstar Moderate Allocation	9.47%

Performance Details	pages 6-7

Minimum Initial Investment[1]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

The Balanced Blended Index is a custom blended index developed by CSIM composed of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. The components that make up the composite index may vary over time.

[1]	Please see the fund’s prospectus for further detail and eligibility requirements.

2 Schwab Balanced Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Balanced Fund. The fund combines equity and fixed income strategies in U.S. markets, seeking income, diversification, and an opportunity for long-term growth.

For the 12 months ended October 31, 2012, the fund generated a positive return, as U.S. stocks solidly outperformed international equities, and as U.S. fixed-income securities outperformed the narrowly positive returns of international fixed-income securities.

U.S. equities benefitted from low rates and continued governmental efforts to encourage faster economic growth, while the euro zone’s sovereign debt crisis represented an ongoing challenge, particularly for international equities. With concerns regarding elections in Greece and worries that the debt crisis might spread, international equities endured sharp losses in May. Subsequently, European leaders achieved meaningful progress, and international equities began to recover.

Bonds—in the U.S. and internationally—experienced intermittent periods of strength, while economic growth decelerated in many parts of the world. The European Central Bank, Bank of England, Bank of Japan, and U.S. Federal Reserve were among the world’s central banks that maintained low interest-rate policies geared toward improving their region’s or country’s economic prospects.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

15.21%	S&P 500® Index: measures U.S. large-cap stocks

12.08%	Russell 2000® Index: measures U.S. small-cap stocks

5.15%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.25%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management’s views and portfolio holdings may have changed since the report date.

Schwab Balanced Fund 3

From the President continued

For the 12 months ended October 31, 2012, the fund generated a positive return, as U.S. stocks solidly outperformed international equities, and as U.S. fixed-income securities outperformed the narrowly positive returns of international fixed-income securities.

U.S. stocks and bonds outperformed their international counterparts for the report period. In spite of softening U.S. corporate profit growth, the Russell 1000 Index returned 15.0%, compared with the 5.2% return of the MSCI EAFE Index and the 3.0% return of the MSCI Emerging Markets Index in U.S. dollar terms. The Barclays U.S. Aggregate Bond Index returned 5.3%, and in U.S. dollar terms, the Citigroup Non-U.S. Dollar World Government Bond Index returned 1.6%.

Thank you for investing in the Schwab Balanced Fund. We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Schwab Balanced Fund, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Balanced Fund

Fund Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the fund. She was appointed portfolio manager of the fund in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Ms. Tang replaced Jake Gilliam as portfolio manager during the reporting period.

Schwab Balanced Fund 5

Schwab Balanced Fund™

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed-income securities (including bonds and fixed-income funds), money market funds, and cash or cash equivalents. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

For the 12-month period ended October 31, 2012, the fund returned 9.36%, while its internally calculated comparative index—the Balanced Blended Index (the index)—returned 11.28%. Unlike the fund’s return, the index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow economic growth both domestically and abroad and ongoing concerns over the European debt crisis, U.S. stock markets posted strong gains over the reporting period. U.S. large-cap stocks outperformed their small-cap counterparts, with the Russell 1000 Index up 14.97%, outperforming the Russell 2000 Index by nearly 3%. Value stocks outperformed growth stocks by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while the Barclays U.S. Treasury Index returned 3.66%.

Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.

Within the fund’s equity allocation, all three of the fund’s underlying fund positions contributed positively to total return, however, they all underperformed the S&P 500 Index, which returned 15.21%. Relative to the index, the Laudus Growth Investors U.S. Large Cap Growth Fund was the largest detractor, returning 10.11% for the period. The Laudus Small-Cap MarketMasters Fund, Select Shares, which returned 9.8%, and the Schwab Core Equity Fund, which returned 13.99%, also detracted from the fund’s performance relative to the index.

In the fixed income arena, the top contributor to the fund’s total return was the Schwab Total Bond Market Fund, which gained 4.94% for the reporting period. The Schwab Premier Income Fund also contributed positively, gaining 3.87%. On a relative basis, however, both funds underperformed the Barclays U.S. Aggregate Bond Index, which returned 5.25%. As a result, the fund’s fixed income allocation subtracted from the fund’s performance relative to the index. In addition, the fund’s cash allocation detracted from its relative performance, given the meager returns on cash as compared to those of the broader U.S. bond market.

As of 10/31/12:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	38%

 Asset Class Weightings % of Investments

Equity Funds – Large-Cap	50.2%
Fixed-Income Funds – Intermediate-Term Bond	37.0%
Equity Funds – Small-Cap	9.8%
Money Market Funds	3.0%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab Core Equity Fund	34.6%
Schwab Total Bond Market Fund	24.6%
Laudus Growth Investors U.S. Large Cap Growth Fund	15.7%
Schwab Premier Income Fund	12.4%
Laudus Small-Cap MarketMasters Fund, Select Shares	9.8%
Total	97.1%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

The Laudus Growth Investors U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

6 Schwab Balanced Fund

 Schwab Balanced Fundtm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Balanced Fundtm (11/18/96)	9.36%	1.93%	6.48%
Balanced Blended Index[3]	11.28%	3.19%	6.60%
S&P 500® Index	15.21%	0.36%	6.91%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.39%
Fund Category: Morningstar Moderate Allocation	9.47%	1.43%	6.37%

Fund Expense Ratios4: Net 0.64%; Gross 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did. From June 3, 2002 to February 28, 2008, the fund used a manager of managers strategy, and therefore its performance during this time does not reflect the fund’s current multi-fund strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Balanced Blended Index is a custom blended index developed by CSIM composed of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.64%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Balanced Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2012 and held through October 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/12	at 10/31/12	5/1/12–10/31/12

Schwab Balanced Fundtm
Actual Return	0.00%	$1,000	$1,006.40	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.14	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

8 Schwab Balanced Fund

Schwab Balanced Fund™

Financial Statements

Financial Highlights

	11/1/11–		11/1/10–		11/1/09–		11/1/08–	11/1/07–
	10/31/12		10/31/11		10/31/10		10/31/09	10/31/08[1]

Per-Share Data ($)

Net asset value at beginning of period	11.61		11.00		9.99		9.82	13.86

Income (loss) from investment operations:
Net investment income (loss)	0.19	[2]	0.17	[2]	0.17	[2]	0.22 [2]	0.20 [2]
Net realized and unrealized gains (losses)	0.88		0.63		1.03		0.64	(3.26)

Total from investment operations	1.07		0.80		1.20		0.86	(3.06)
Less distributions:
Distributions from net investment income	(0.17)		(0.19)		(0.19)		(0.37)	(0.29)
Distributions from net realized gains	—		—		—		(0.32)	(0.69)

Total distributions	(0.17)		(0.19)		(0.19)		(0.69)	(0.98)

Net asset value at end of period	12.51		11.61		11.00		9.99	9.82

Total return (%)	9.36		7.28		12.08		9.45	(23.56)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	0.36
Gross operating expenses[3]	0.16		0.16		0.20		0.17	0.53
Net investment income (loss)	1.54		1.52		1.67		2.41	1.81
Portfolio turnover rate	38		53		8		21	267
Net assets, end of period ($ x 1,000,000)	117		109		88		86	85

1 Effective February 28, 2008, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.
2 Calculated based on the average shares outstanding during the period.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

See financial notes 9

 Schwab Balanced Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

100.2%		Other Investment Companies	105,909,626	117,656,518

100.2%		Total Investments	105,909,626	117,656,518
(0	.2)%	Other Assets and Liabilities, Net		(243,127)

100.0%		Net Assets		117,413,391

	Number	Value
Security	of Shares	($)

Other Investment Companies 100.2% of net assets

Equity Funds 60.1%

Large-Cap 50.3%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	1,303,273	18,441,312
Schwab Core Equity Fund (a)	2,160,527	40,617,906

		59,059,218

Small-Cap 9.8%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)*	866,818	11,554,683

		70,613,901

Fixed-Income Funds 37.0%

Intermediate-Term Bond 37.0%
Schwab Premier Income Fund (a)	1,370,897	14,531,508
Schwab Total Bond Market Fund (a)	2,967,154	28,929,754

		43,461,262

Money Market Fund 3.1%
State Street Institutional U.S. Government Money Market Fund	3,581,355	3,581,355

Total Other Investment Companies
(Cost $105,909,626)		117,656,518

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $108,127,553 and the unrealized appreciation and depreciation were $9,528,965 and ($0), respectively, with a net unrealized appreciation of $9,528,965.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$117,656,518	$—	$—	$117,656,518

Total	$117,656,518	$—	$—	$117,656,518

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

10 See financial notes

 Schwab Balanced Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $102,328,271)		$114,075,163
Investments in unaffiliated issuers, at value (cost $3,581,355)	+	3,581,355

Total investments, at value (cost $105,909,626)		117,656,518
Receivables:
Investments sold		125,000
Fund shares sold		184,016
Dividends		82,388
Due from investment adviser		1,281
Interest		149
Prepaid expenses	+	2,910

Total assets		118,052,262

Liabilities

Payables:
Fund shares redeemed		572,392
Accrued expenses	+	66,479

Total liabilities		638,871

Net Assets

Total assets		118,052,262
Total liabilities	−	638,871

Net assets		$117,413,391

Net Assets by Source
Capital received from investors		110,926,369
Net investment income not yet distributed		1,031,813
Net realized capital losses		(6,291,683)
Net unrealized capital gains		11,746,892

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$117,413,391		9,384,867		$12.51

See financial notes 11

 Schwab Balanced Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$1,646,168
Interest	+	1,217

Total investment income		1,647,385

Expenses

Professional fees		43,979
Shareholder reports		43,517
Registration fees		28,091
Transfer agent fees		23,387
Portfolio accounting fees		17,377
Trustees’ fees		6,388
Custodian fees		2,532
Interest expense		416
State filing fee reimbursement (Note 4)		(617)
Other expenses	+	3,006

Total expenses		168,076
Expense reduction by CSIM[1]	−	167,659
Custody credits	−	1

Net expenses	−	416

Net investment income		1,646,969

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		446,439
Net realized losses on sales of affiliated underlying funds		(864,983)
Net realized gains on unaffiliated investments	+	674

Net realized losses		(417,870)
Net unrealized gains on affiliated underlying funds	+	7,101,600

Net realized and unrealized gains		6,683,730

Increase in net assets resulting from operations		$8,330,699

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $617. See financial note 4 for additional information.

12 See financial notes

 Schwab Balanced Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$1,646,969	$1,492,259
Net realized losses		(417,870)	(268,656)
Net unrealized gains	+	7,101,600	6,134,481

Increase in net assets from operations		8,330,699	7,358,084

Distributions to Shareholders

Distributions from net investment income		($1,421,426)	($1,483,071)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,301,668	$52,887,809	3,803,797	$43,245,177
Shares reinvested		115,862	1,332,417	123,329	1,393,617
Shares redeemed	+	(4,446,198)	(53,006,629)	(2,534,648)	(29,444,848)

Net transactions in fund shares		(28,668)	$1,213,597	1,392,478	$15,193,946

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,413,535	$109,290,521	8,021,057	$88,221,562
Total increase or decrease	+	(28,668)	8,122,870	1,392,478	21,068,959

End of period		9,384,867	$117,413,391	9,413,535	$109,290,521

Net investment income not yet distributed			$1,031,813		$765,784

See financial notes 13

 Schwab Balanced Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Balanced Fund is a series of Schwab Capital Trust (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab International Core Equity Fund
Schwab Balanced Fund	Schwab Target 2010 Fund
Schwab S&P 500 Index Fund	Schwab Target 2015 Fund
Schwab Small-Cap Index Fund	Schwab Target 2020 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2025 Fund
Schwab International Index Fund	Schwab Target 2030 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack Conservative Portfolio	Schwab Fundamental US Small Company Index Fund
Laudus Small-Cap MarketMasters Fund	(formerly Schwab Fundamental US Small-Mid Company Index Fund)
Laudus International MarketMasters Fund	Schwab Fundamental International Large Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental International Small Company Index Fund
Schwab Dividend Equity Fund	(formerly Schwab Fundamental International Small-Mid Company Index Fund)
Schwab Large-Cap Growth Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Small-Cap Equity Fund	(formerly Schwab Fundamental Emerging Markets Index Fund)
Schwab Hedged Equity Fund	Schwab Monthly Income Fund-Moderate Payout
Schwab Financial Services Fund	Schwab Monthly Income Fund-Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund-Maximum Payout

The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other Schwab and/or Laudus Funds, but also may invest in other unaffiliated, third party mutual funds, including exchange traded funds (“ETFs”). In addition, the fund may purchase individual securities to maintain its allocations. The fund bears its share of allocable expenses of the underlying funds in which it invests. The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements.

The fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Underlying funds: valued at their respective net asset values.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is

14

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the fund’s investments as of October 31, 2012 are disclosed in the Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

 15

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(f) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street’), under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(j) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the fund’s financial statement disclosures.

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

16

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors (continued):

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of an investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-advisers) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments - small-cap stocks, for instance - an underlying fund’s large- and mid-cap holdings could reduce performance.

•	Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - large-cap and mid-cap stocks, for instance - an underlying fund’s small-cap holdings could reduce performance.

•	Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	Exchange-Traded Funds (ETFs) Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

 17

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors (continued):

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Emerging Market Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

•	Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds or ETFs, to maintain its asset allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.

CSIM and its affiliates have agreed with the fund to limit (“expense limitation”) the total expenses charged, excluding interest, taxes and certain non-routine expenses of the fund to 0.00% for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board.

The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

18

 Schwab Balanced Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2012, the fund had no direct security transactions with other Schwab Funds.

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2012, the percentages of shares of other related funds owned by the Schwab Balanced Fund are:

Equity Funds:

Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	1.3%
Schwab Core Equity Fund	2.2%
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	7.5%

Fixed-Income Funds:

Intermediate-Term Bond:
Schwab Premier Income Fund	3.5%
Schwab Total Bond Market Fund	3.0%

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2012.

	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	1,231,320	624,710	(552,757)	1,303,273	$18,441,312	($354,020)	$320,666
Schwab Core Equity Fund	2,251,895	704,922	(796,290)	2,160,527	40,617,906	(877,609)	697,584
Small-Cap:
Laudus Small-Cap MarketMasters Fund, Select Shares	904,643	260,265	(298,090)	866,818	11,554,683	161,371	—

Fixed-Income Fund:

Intermediate-Term Bond:
Schwab Premier Income Fund	1,239,024	519,300	(387,427)	1,370,897	14,531,508	30,055	377,249
Schwab Total Bond Market Fund	2,878,871	1,107,859	(1,019,576)	2,967,154	28,929,754	175,220	697,108

Total					$114,075,163	($864,983)	$2,092,607

*	Distributions received include distributions from net investment income and capital gains from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

During the period, the Schwab Balanced Fund received a payment of $617, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the fund’s shares in prior periods. This payment is presented in the fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a reimbursement of fund expenses. As this expense was previously reimbursed, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM” in the fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

 19

 Schwab Balanced Fund

Financial Notes (continued)

5. Transfer Agent Services:

Boston Financial Data Services, Inc. provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$41,410,000	$39,099,000

9. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(11/1/11-10/31/12)	(11/1/10-10/31/11)

$141,969	$7,174

10. Federal Income Taxes:

As of October 31, 2012, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$1,031,813
Undistributed long-term capital gains	—
Unrealized appreciation on investments	9,528,965
Other unrealized appreciation/(depreciation)	—

Net unrealized appreciation/(depreciation)	$9,528,965

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2012, the fund had capital loss carryforwards $4,073,757 available to offset future net capital gains before October 31, 2017.

For the year ended October 31, 2012, the fund had capital losses utilized as follows:

Capital losses utilized	$162,978

20

 Schwab Balanced Fund

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

Current period distributions
Ordinary income	$1,421,426
Long-term capital gains	—
Return of capital	—

Prior period distributions
Ordinary income	$1,483,071
Long-term capital gains	—
Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2012, the fund made the following reclassifications:

Capital shares	$—
Undistributed net investment income	40,486
Net realized capital gains/(losses)	(40,486)

As of October 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2012, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The fund has adopted the noted provisions of the Act for the period ending October 31, 2012.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Balanced Fund (one of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2012 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

22

Other Federal Tax Information (unaudited)

For corporate shareholders, 41.16% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2012, qualify for the corporate dividends received deduction.

For the fiscal year ended October 31, 2012, the fund designates $210,992 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

 23

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 24, 2012, and June 5, 2012, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 5, 2012. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund

24

expenses and adviser profitability discussed below. The Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 25

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	74	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	74	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	74	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	74	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

26

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	74	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

 27

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

28

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

Citigroup Non-U.S. Dollar World Government Bond Index An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 29

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

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We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

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•	to help us process transactions for your account;

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Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR36112-06

Annual report dated October 31, 2012, enclosed.

Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

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This wrapper is not part of the shareholder report.

Schwab MarketTrack Portfolios®

Annual Report
October 31, 2012

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

This page is intentionally left blank.

Schwab MarketTrack Portfolios®

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab MarketTrack All Equity Portfoliotm (Ticker Symbol: SWEGX)	11.02%

All Equity Composite Index	11.71%
Fund Category: Morningstar Large-Cap Blend	12.55%

Performance Details	pages 6-7

Schwab MarketTrack Growth Portfoliotm (Ticker Symbol: SWHGX)	10.03%

Growth Composite Index	10.65%
Fund Category: Morningstar Aggressive Allocation	9.03%

Performance Details	pages 8-9

Schwab MarketTrack Balanced Portfoliotm (Ticker Symbol: SWBGX)	8.61%

Balanced Composite Index	9.31%
Fund Category: Morningstar Moderate Allocation	9.47%

Performance Details	pages 10-11

Schwab MarketTrack Conservative Portfoliotm (Ticker Symbol: SWCGX)	7.07%

Conservative Composite Index	7.93%
Fund Category: Morningstar Conservative Allocation	7.85%

Performance Details	pages 12-13

Minimum Initial Investment[1]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Portfolio expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a portfolio’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

The components that make up each of the following composite indices may vary over time.

The All Equity Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index. The index is maintained by CSIM.

The Growth Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. The index is maintained by CSIM.

The Balanced Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index, 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. The index is maintained by CSIM.

The Conservative Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index, 55% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. The index is maintained by CSIM.

[1]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab MarketTrack Portfolios

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab MarketTrack Portfolios. The Schwab MarketTrack Portfolios combine a variety of passive strategies in U.S. and international markets, seeking to provide diversification, while targeting varying degrees of risk.

For the 12 months ended October 31, 2012, the portfolios generated positive returns, as U.S. stocks solidly outperformed international equities, and as U.S. fixed-income securities outperformed the narrowly positive returns of international fixed-income securities.

U.S. equities benefitted from low rates and continued governmental efforts to encourage faster economic growth, while the euro zone’s sovereign debt crisis represented an ongoing challenge, particularly for international equities. With concerns regarding elections in Greece and worries that the debt crisis might spread, international equities endured sharp losses in May. Subsequently, European leaders achieved meaningful progress, and international equities began to recover.

Bonds—in the U.S. and internationally—experienced intermittent periods of strength, while economic growth decelerated in many parts of the world. The European Central Bank, Bank of England, Bank of Japan, and U.S. Federal Reserve were among the world’s central banks that maintained low interest-rate policies geared toward improving their region’s or country’s economic prospects.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

15.21%	S&P 500® Index: measures U.S. large-cap stocks

12.08%	Russell 2000® Index: measures U.S. small-cap stocks

5.15%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.25%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management’s views and portfolio holdings may have changed since the report date.

Schwab MarketTrack Portfolios 3

From the President continued

For the 12 months ended October 31, 2012, the portfolios generated positive returns, as U.S. stocks solidly outperformed international equities, and as U.S. fixed-income securities outperformed the narrowly positive returns of international fixed-income securities.

U.S. stocks and bonds outperformed their international counterparts for the report period. In spite of softening U.S. corporate profit growth, the Russell 1000 Index returned 15.0%, compared with the 5.2% return of the MSCI EAFE Index and the 3.0% return of the MSCI Emerging Markets Index in U.S. dollar terms. The Barclays U.S. Aggregate Bond Index returned 5.3%, and in U.S. dollar terms, the Citigroup Non-U.S. Dollar World Government Bond Index returned 1.6%.

Thank you for investing in the Schwab MarketTrack Portfolios. We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Schwab MarketTrack Portfolios, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab MarketTrack Portfolios

Portfolio Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Ms. Tang replaced Jake Gilliam as portfolio manager during the reporting period.

Schwab MarketTrack Portfolios 5

Schwab MarketTrack All Equity Portfolio™

The Schwab MarketTrack All Equity Portfolio (the portfolio) seeks high capital growth through an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. The portfolio seeks to remain close to the target allocations of 45% in U.S. large-cap, 30% in international, and 25% in U.S. small-cap stocks, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.

For the 12-month period ended October 31, 2012, the portfolio returned 11.02%; its internally calculated comparative index, the All Equity Composite Index (the composite index), returned 11.71%. Unlike the portfolio’s return, the composite index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow economic growth both domestically and abroad and ongoing concerns over the European debt crisis, world stock markets posted positive gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% for the reporting period versus the MSCI EAFE Index’s gain of 5.15%. Emerging markets were weaker, with the MSCI Emerging Markets Index up just 2.98%. International markets showed little differentiation between growth and value, with the MSCI EAFE Value Index eclipsing its Growth counterpart by less than 10 basis points. In the U.S., large-cap stocks outperformed small-caps by nearly 3%, with value outperforming growth by nearly 4%.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

The portfolio’s U.S. equity exposures provided the greatest contribution to the portfolio’s total return for the period. The largest contribution came from the portfolio’s position in the Schwab S&P 500 Index Fund, which gained 15.09% for the period; it also represented the portfolio’s largest position. The portfolio’s next-largest contributor was the Schwab Small-Cap Index Fund, which returned 11.87%. On a relative basis, the Schwab S&P 500 Index Fund outperformed the composite index’s U.S. equity allocation component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73% for the reporting period. However, the Schwab Small-Cap Index Fund underperformed that same benchmark, contributing to the portfolio’s underperformance relative to the composite index.

The portfolio’s international equity exposure also added both absolute and relative value. The portfolio’s position in the Schwab International Index Fund gained 6.07% for the period, comfortably outpacing the composite index’s international equity allocation component, the MSCI EAFE Index (Net), which returned 4.61%.

As of 10/31/12:

 Statistics

Number of Holdings	4
Portfolio Turnover Rate	6%

 Asset Class Weightings % of Investments

Equity Funds – Large-Cap	44.7%
Equity Funds – International	30.0%
Equity Funds – Small-Cap	24.9%
Short-Term Investments	0.4%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab S&P 500 Index Fund	44.7%
Schwab International Index Fund	30.0%
Schwab Small-Cap Index Fund	24.9%
Total	99.6%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

6 Schwab MarketTrack Portfolios

 Schwab MarketTrack All Equity Portfoliotm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack All Equity Portfoliotm (5/19/98)	11.02%	-1.26%	7.45%
All Equity Composite Index[3]	11.71%	-1.16%	7.82%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Large-Cap Blend	12.55%	-0.71%	6.42%

Fund Expense Ratios4: Net 0.65%; Gross 0.68%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The All Equity Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index. The index is maintained by CSIM. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.15%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 7

Schwab MarketTrack Growth Portfolio™

The Schwab MarketTrack Growth Portfolio (the portfolio) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond, and cash investments. The portfolio seeks to remain close to the target allocations of 80% stocks, 15% bonds, and 5% cash, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.

For the 12-month period ended October 31, 2012, the portfolio’s Investor Shares returned 10.03%; the portfolio’s internally calculated comparative index, the Growth Composite Index (the composite index), returned 10.65%. Unlike the return of the portfolio, the return of the composite index does not include operational and transactional costs.

Market Highlights. Despite continued slow economic growth both domestically and abroad and ongoing concerns over the European debt crisis, world stock markets posted positive gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% for the reporting period versus the MSCI EAFE Index’s gain of 5.15%. Emerging markets were weaker, with the MSCI Emerging Markets Index up just 2.98%. International markets showed little differentiation between growth and value, with the MSCI EAFE Value Index eclipsing its Growth counterpart by less than 10 basis points. In the U.S., large-cap stocks outperformed small-caps by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while the Barclays U.S. Treasury Index returned 3.66%.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

The portfolio’s U.S. equity exposures provided the greatest contribution to the total return for the period. The largest contribution came from the portfolio’s position in the Schwab S&P 500 Index Fund, which gained 15.09% for the period; it also represented the portfolio’s largest position. The portfolio’s next-largest contributor was the Schwab Small-Cap Index Fund, which returned 11.87%. On a relative basis, the Schwab S&P 500 Index Fund outperformed the composite index’s U.S. equity component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73% for the reporting period. The Schwab Small-Cap Index Fund, however, underperformed that same benchmark, contributing to the portfolio’s underperformance relative to the composite index.

The portfolio’s international equity exposure also added both absolute and relative value. The portfolio’s position in the Schwab International Index Fund gained 6.07% for the period, comfortably outpacing the composite index’s international equity allocation component, the MSCI EAFE Index (Net), which returned 4.61%.

The fixed-income allocation also generated positive returns that boosted the portfolio’s total return. The Schwab Total Bond Market Fund gained 4.94% for the reporting period; however, it slightly underperformed the composite index’s U.S. fixed-income allocation component, the Barclays U.S. Aggregate Bond Index, which was up 5.25%. As a result, the allocation slightly detracted from the portfolio’s relative performance.

As of 10/31/12:

 Statistics

Number of Holdings	7
Portfolio Turnover Rate	9%

 Asset Class Weightings % of Investments

Equity Funds – Large-Cap	40.1%
Equity Funds – International	20.3%
Equity Funds – Small-Cap	19.9%
Fixed-Income Funds – Intermediate-Term Bond	14.8%
Short-Term Investments	3.7%
Money Market Funds	1.2%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab S&P 500 Index Fund	40.4%
Schwab International Index Fund	20.4%
Schwab Small-Cap Index Fund	20.0%
Schwab Total Bond Market Fund	14.9%
Schwab Value Advantage Money Fund, Institutional Prime Shares	1.2%
Total	96.9%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

8 Schwab MarketTrack Portfolios

 Schwab MarketTrack Growth Portfoliotm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Growth Portfoliotm (11/20/95)	10.03%	0.22%	6.86%
Growth Composite Index[3]	10.65%	0.63%	7.37%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Aggressive Allocation	9.03%	-0.32%	6.54%

Fund Expense Ratios4: Net 0.66%; Gross 0.68%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Growth Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. The index is maintained by CSIM. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.16%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 9

Schwab MarketTrack Balanced Portfolio™

The Schwab MarketTrack Balanced Portfolio (the portfolio) seeks both capital growth and income. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes bond, stock, and cash investments. The portfolio seeks to remain close to the target allocations of 60% stocks, 35% bonds, and 5% cash, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.

For the 12-month period ended October 31, 2012, the portfolio returned 8.61%; its internally calculated comparative index, the Balanced Composite Index (the composite index), returned 9.31%. Unlike the return of the portfolio, the return of the composite index does not include operational and transactional costs.

Market Highlights. Despite continued slow economic growth both domestically and abroad and ongoing concerns over the European debt crisis, world stock markets posted positive gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% for the reporting period versus the MSCI EAFE Index’s gain of 5.15%. Emerging markets were weaker, with the MSCI Emerging Markets Index up just 2.98%. International markets showed little differentiation between growth and value, with the MSCI EAFE Value Index eclipsing its Growth counterpart by less than 10 basis points. In the U.S., large-cap stocks outperformed small-caps by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while the Barclays U.S. Treasury Index returned 3.66%.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

The portfolio’s U.S. equity exposures provided the greatest contribution to the total return for the period. The largest contribution came from the portfolio’s position in the Schwab S&P 500 Index Fund, which gained 15.09% for the period; it also represented the portfolio’s largest position. The portfolio’s next-largest contributor was the Schwab Small-Cap Index Fund, which returned 11.87%. On a relative basis, the Schwab S&P 500 Index Fund outperformed the composite index’s U.S. equity component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73% for the reporting period. However, the Schwab Small-Cap Index Fund underperformed that same benchmark, contributing to the portfolio’s underperformance relative to its index.

The fixed-income allocation also generated positive returns that boosted the portfolio’s total return. The Schwab Total Bond Market Fund gained 4.94% for the reporting period; however, it slightly underperformed the composite index’s U.S. fixed-income allocation component, the Barclays U.S. Aggregate Bond Index, which was up 5.25%. As a result, the allocation slightly detracted from the portfolio’s relative performance.

The portfolio’s international equity exposure also added both absolute and relative value. The portfolio’s position in the Schwab International Index Fund gained 6.07% for the period, comfortably outpacing the composite index’s international equity allocation component, the MSCI EAFE Index (Net), which returned 4.61%.

As of 10/31/12:

 Statistics

Number of Holdings	7
Portfolio Turnover Rate	12%

 Asset Class Weightings % of Investments

Fixed-Income Funds – Intermediate-Term Bond	35.0%
Equity Funds – Large-Cap	30.0%
Equity Funds – International	15.1%
Equity Funds – Small-Cap	15.0%
Short-Term Investments	3.8%
Money Market Funds	1.1%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab Total Bond Market Fund	35.2%
Schwab S&P 500 Index Fund	30.2%
Schwab International Index Fund	15.2%
Schwab Small-Cap Index Fund	15.0%
Schwab Value Advantage Money Fund, Institutional Prime Shares	1.1%
Total	96.7%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

10 Schwab MarketTrack Portfolios

 Schwab MarketTrack Balanced Portfoliotm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Balanced Portfoliotm (11/20/95)	8.61%	1.18%	6.19%
Balanced Composite Index[3]	9.31%	2.23%	7.00%
S&P 500® Index	15.21%	0.36%	6.91%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.39%
Fund Category: Morningstar Moderate Allocation	9.47%	1.43%	6.37%

Fund Expense Ratios4: Net 0.69%; Gross 0.71%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Balanced Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index, 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. The index is maintained by CSIM. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.19%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 11

Schwab MarketTrack Conservative Portfolio™

The Schwab MarketTrack Conservative Portfolio (the portfolio) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes bond, stock, and cash investments. The portfolio seeks to remain close to the target allocations of 55% bonds, 40% stocks, 5% cash, and typically does not change its target allocation. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.

For the 12-month period ended October 31, 2012, the portfolio returned 7.07%; its internally calculated comparative index, the Conservative Composite Index (the composite index), returned 7.93%. Unlike the portfolio’s return, the composite index’s return does not include operational and transactional costs.

Market Highlights. Despite continued slow economic growth both domestically and abroad and ongoing concerns over the European debt crisis, world stock markets posted positive gains over the reporting period. U.S. markets significantly outperformed international markets, with the S&P 500 Index up 15.21% for the reporting period versus the MSCI EAFE Index’s gain of 5.15%. Emerging markets were weaker, with the MSCI Emerging Markets Index up just 2.98%. International markets showed little differentiation between growth and value, with the MSCI EAFE Value Index eclipsing its Growth counterpart by less than 10 basis points. In the U.S., large-cap stocks outperformed small-caps by nearly 3%, with value outperforming growth by nearly 4%. U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.25% for the period, while the Barclays U.S. Treasury Index returned 3.66%.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

The portfolio’s U.S. equity exposures provided the greatest contribution to the total return for the period. The largest contribution came from the portfolio’s position in the Schwab S&P 500 Index Fund, which gained 15.09% for the period; it also represented the portfolio’s largest position. The portfolio’s next-largest contributor was the Schwab Small-Cap Index Fund, which returned 11.87%. On a relative basis, the Schwab S&P 500 Index Fund outperformed the composite index’s U.S. equity component, the Dow Jones U.S. Total Stock Market Index, which returned 14.73% for the reporting period. However, the Schwab Small-Cap Index Fund underperformed that same benchmark, contributing to the portfolio’s underperformance relative to the composite index.

The fixed-income allocation also generated positive returns that boosted the portfolio’s total return. The Schwab Total Bond Market Fund gained 4.94% for the reporting period; however, it slightly underperformed the composite index’s U.S. fixed-income allocation component, the Barclays U.S. Aggregate Bond Index, which was up 5.25%. As a result, the allocation slightly detracted from the portfolio’s relative performance.

The portfolio’s international equity exposure also added both absolute and relative value. The portfolio’s position in the Schwab International Index Fund gained 6.07% for the period, comfortably outpacing the composite index’s international equity allocation component, the MSCI EAFE Index (Net), which returned 4.61%.

As of 10/31/12:

 Statistics

Number of Holdings	7
Portfolio Turnover Rate	19%

 Asset Class Weightings % of Investments

Fixed-Income Funds – Intermediate-Term Bond	55.0%
Equity Funds – Large-Cap	20.0%
Equity Funds – International	10.1%
Equity Funds – Small-Cap	9.9%
Short-Term Investments	3.9%
Money Market Funds	1.1%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab Total Bond Market Fund	55.3%
Schwab S&P 500 Index Fund	20.1%
Schwab International Index Fund	10.2%
Schwab Small-Cap Index Fund	9.9%
Schwab Value Advantage Money Fund, Institutional Prime Shares	1.0%
Total	96.5%

Management’s views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

12 Schwab MarketTrack Portfolios

 Schwab MarketTrack Conservative Portfoliotm

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Conservative Portfoliotm (11/20/95)	7.07%	2.00%	5.41%
Conservative Composite Index[3]	7.93%	3.67%	6.51%
S&P 500® Index	15.21%	0.36%	6.91%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.39%
Fund Category: Morningstar Conservative Allocation	7.85%	3.07%	5.80%

Fund Expense Ratios4: Net 0.72%; Gross 0.77%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Conservative Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index, 55% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. The index is maintained by CSIM. The components that make up the composite index may vary over time.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.22%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2012 and held through October 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/12	at 10/31/12	5/1/12–10/31/12

Schwab MarketTrack All Equity Portfoliotm
Actual Return	0.50%	$1,000	$1,017.50	$2.54
Hypothetical 5% Return	0.50%	$1,000	$1,022.62	$2.54

Schwab MarketTrack Growth Portfoliotm
Actual Return	0.50%	$1,000	$1,018.00	$2.54
Hypothetical 5% Return	0.50%	$1,000	$1,022.62	$2.54

Schwab MarketTrack Balanced Portfoliotm
Actual Return	0.50%	$1,000	$1,018.70	$2.54
Hypothetical 5% Return	0.50%	$1,000	$1,022.62	$2.54

Schwab MarketTrack Conservative Portfoliotm
Actual Return	0.50%	$1,000	$1,019.60	$2.54
Hypothetical 5% Return	0.50%	$1,000	$1,022.62	$2.54

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the portfolios invest are not included in this ratio.
[2]	Expenses for each portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

14 Schwab MarketTrack Portfolios

Schwab MarketTrack All Equity Portfolio™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.52	11.30	9.82	9.44	15.58

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.16	0.12	0.30	0.20
Net realized and unrealized gains (losses)	1.02	0.27	1.50	0.83	(6.11)

Total from investment operations	1.27	0.43	1.62	1.13	(5.91)
Less distributions:
Distributions from net investment income	—	(0.21)	(0.14)	(0.23)	(0.22)
Distributions from net realized gains	—	—	—	(0.52)	(0.01)

Total distributions	—	(0.21)	(0.14)	(0.75)	(0.23)

Net asset value at end of period	12.79	11.52	11.30	9.82	9.44

Total return (%)	11.02	3.76	16.62	13.54	(38.46)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.54	0.53	0.54	0.67	0.73
Net investment income (loss)	1.93	1.37	1.14	3.46	1.46
Portfolio turnover rate	6	12	8	10	10
Net assets, end of period ($ x 1,000,000)	475	476	489	461	429

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

See financial notes 15

 Schwab MarketTrack All Equity Portfolio

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Other Investment Companies	384,617,735	473,017,258
0.4%	Short-Term Investment	1,943,668	1,943,668

100.0%	Total Investments	386,561,403	474,960,926
0.0%	Other Assets and Liabilities, Net		(191,046)

100.0%	Total Net Assets		474,769,880

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.6% of net assets

Equity Funds 99.6%

International 30.0%
Schwab International Index Fund (a)	8,737,494	142,595,897

Large-Cap 44.7%
Schwab S&P 500 Index Fund (a)	9,503,472	212,402,603

Small-Cap 24.9%
Schwab Small-Cap Index Fund (a)	5,551,212	118,018,758

Total Other Investment Companies
(Cost $384,617,735)		473,017,258

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.4% of net assets

Time Deposit 0.4%
Societe Generale
0.03%, 11/01/12	1,943,668	1,943,668

Total Short-Term Investment
(Cost $1,943,668)		1,943,668

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $401,436,404 and the unrealized appreciation and depreciation were $73,524,522 and ($0), respectively, with a net unrealized appreciation of $73,524,522.

(a)	Issuer is affiliated with the fund’s adviser.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$473,017,258	$—	$—	$473,017,258
Short-Term Investment[1]	—	1,943,668	—	1,943,668

Total	$473,017,258	$1,943,668	$—	$474,960,926

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

16 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $384,617,735)		$473,017,258
Investments in unaffiliated issuers, at value (cost $1,943,668)	+	1,943,668

Total investments, at value (cost $386,561,403)		474,960,926
Receivables:
Investments sold		300,000
Fund shares sold		581,404
Interest		2
Prepaid expenses	+	12,554

Total assets		475,854,886

Liabilities

Payables:
Investments bought		300,000
Investment adviser and administrator fees		7,109
Shareholder service fees		9,640
Fund shares redeemed		668,773
Accrued expenses	+	99,484

Total liabilities		1,085,006

Net Assets

Total assets		475,854,886
Total liabilities	−	1,085,006

Net assets		$474,769,880

Net Assets by Source
Capital received from investors		441,103,071
Net investment income not yet distributed		12,560,360
Net realized capital losses		(67,293,074)
Net unrealized capital gains		88,399,523

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$474,769,880		37,119,331		$12.79

See financial notes 17

 Schwab MarketTrack All Equity Portfolio

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$11,540,081
Interest	+	498

Total investment income		11,540,579

Expenses

Investment adviser and administrator fees		1,093,550
Shareholder service fees		1,165,102
Shareholder reports		98,648
Transfer agent fees		45,144
Professional fees		37,824
Registration fees		33,384
Portfolio accounting fees		24,613
Custodian fees		11,143
Trustees’ fees		8,994
State filing fee reimbursement (Note 4)		(7,153)
Other expenses	+	65,858

Total expenses		2,577,107
Expense reduction by CSIM and its affiliates[1]	−	199,825

Net expenses	−	2,377,282

Net investment income		9,163,297

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		6,555,309
Net realized gains on sales of affiliated underlying funds		3,972,006
Net realized gains on unaffiliated investments	+	14

Net realized gains		10,527,329
Net unrealized gains on affiliated underlying funds	+	30,350,130

Net realized and unrealized gains		40,877,459

Increase in net assets resulting from operations		$50,040,756

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $7,153. See financial note 4 for additional information.

18 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$9,163,297	$6,999,406
Net realized gains		10,527,329	415,209
Net unrealized gains	+	30,350,130	12,035,738

Increase in net assets from operations		50,040,756	19,450,353

Distributions to Shareholders

Distributions from net investment income		$—	($9,214,430)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,182,278	$38,781,401	5,888,921	$70,518,573
Shares reinvested		—	—	719,642	8,721,290
Shares redeemed	+	(7,420,620)	(90,468,387)	(8,520,403)	(101,904,500)

Net transactions in fund shares		(4,238,342)	($51,686,986)	(1,911,840)	($22,664,637)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		41,357,673	$476,416,110	43,269,513	$488,844,824
Total decrease	+	(4,238,342)	(1,646,230)	(1,911,840)	(12,428,714)

End of period		37,119,331	$474,769,880	41,357,673	$476,416,110

Net investment income not yet distributed			$12,560,360		$—

See financial notes 19

Schwab MarketTrack Growth Portfolio™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	16.85	16.35	14.51	13.71	21.09

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.24	0.19	0.39	0.37
Net realized and unrealized gains (losses)	1.35	0.51	1.95	1.25	(6.94)

Total from investment operations	1.65	0.75	2.14	1.64	(6.57)
Less distributions:
Distributions from net investment income	(0.42)	(0.25)	(0.30)	(0.40)	(0.41)
Distributions from net realized gains	—	—	—	(0.44)	(0.40)

Total distributions	(0.42)	(0.25)	(0.30)	(0.84)	(0.81)

Net asset value at end of period	18.08	16.85	16.35	14.51	13.71

Total return (%)	10.03	4.55	14.86	12.95	(32.27)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.53	0.52	0.52	0.66	0.71
Net investment income (loss)	1.78	1.39	1.25	3.03	1.99
Portfolio turnover rate	9	17	14	23	10
Net assets, end of period ($ x 1,000,000)	566	562	549	507	454

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

20 See financial notes

 Schwab MarketTrack Growth Portfolio

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

96.9%		Other Investment Companies	386,865,364	548,961,214
3.7%		Short-Term Investments	21,053,959	21,053,959

100.6%		Total Investments	407,919,323	570,015,173
(0	.6)%	Other Assets and Liabilities, Net		(3,572,784)

100.0%		Total Net Assets		566,442,389

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.9% of net assets

Equity Funds 80.8%

International 20.4%
Schwab International Index Fund (a)	7,071,253	115,402,857

Large-Cap 40.4%
Schwab S&P 500 Index Fund (a)	10,227,080	228,575,241

Small-Cap 20.0%
Schwab Small-Cap Index Fund (a)	5,342,344	113,578,231

		457,556,329

Fixed-Income Fund 14.9%

Intermediate-Term Bond 14.9%
Schwab Total Bond Market Fund (a)	8,652,421	84,361,107

Money Market Fund 1.2%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	7,043,778	7,043,778

Total Other Investment Companies
(Cost $386,865,364)		548,961,214

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.7% of net assets

Time Deposits 3.7%
BNP Paribas
0.03%, 11/01/12	3,964,424	3,964,424
Societe Generale
0.03%, 11/01/12	17,089,535	17,089,535

Total Short-Term Investments
(Cost $21,053,959)		21,053,959

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $412,886,278 and the unrealized appreciation and depreciation were $157,128,895 and ($0), respectively, with a net unrealized appreciation of $157,128,895.

(a)	Issuer is affiliated with the fund’s adviser.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$548,961,214	$—	$—	$548,961,214
Short-Term Investments[1]	—	21,053,959	—	21,053,959

Total	$548,961,214	$21,053,959	$—	$570,015,173

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 21

 Schwab MarketTrack Growth Portfolio

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $386,865,364)		$548,961,214
Investments in unaffiliated issuers, at value (cost $21,053,959)	+	21,053,959

Total investments, at value (cost $407,919,323)		570,015,173
Cash		9,984
Receivables:
Investments sold		535,000
Fund shares sold		321,257
Dividends		175,638
Prepaid expenses	+	17,085

Total assets		571,074,137

Liabilities

Payables:
Investments bought		175,098
Investment adviser and administrator fees		9,215
Shareholder service fees		11,702
Fund shares redeemed		4,360,249
Accrued expenses	+	75,484

Total liabilities		4,631,748

Net Assets

Total assets		571,074,137
Total liabilities	−	4,631,748

Net assets		$566,442,389

Net Assets by Source
Capital received from investors		422,675,653
Distributions in excess of net investment income		(526,634)
Net realized capital losses		(17,802,480)
Net unrealized capital gains		162,095,850

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$566,442,389		31,330,478		$18.08

22 See financial notes

 Schwab MarketTrack Growth Portfolio

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$15,117,427
Interest	+	4,971

Total investment income		15,122,398

Expenses

Investment adviser and administrator fees		1,486,366
Shareholder service fees:
Investor Shares		1,396,721
P Shares[1]		78,153
Shareholder reports		77,631
Transfer agent fees		50,992
Professional fees		40,712
Portfolio accounting fees		28,740
Registration fees		27,870
Custodian fees		15,056
Trustees’ fees		10,317
Other expenses	+	83,048

Total expenses		3,295,606
Expense reduction by CSIM and its affiliates	−	182,936

Net expenses	−	3,112,670

Net investment income		12,009,728

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		7,389,424
Net realized gains on sales of affiliated underlying funds		16,065,726
Net realized gains on unaffiliated investments	+	2,140

Net realized gains		23,457,290
Net unrealized gains on affiliated underlying funds	+	25,141,652

Net realized and unrealized gains		48,598,942

Increase in net assets resulting from operations		$60,608,670

[1]	Effective December 6, 2012, the P Share class was terminated. See financial note 11 for additional information.

See financial notes 23

 Schwab MarketTrack Growth Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$12,009,728	$9,458,447
Net realized gains		23,457,290	3,584,842
Net unrealized gains	+	25,141,652	16,466,332

Increase in net assets from operations		60,608,670	29,509,621

Distributions to Shareholders[1]

Distributions from net investment income
Investor Shares		(13,718,858)	(8,214,913)
P Shares	+	(2,646,818)	(1,545,531)

Total distributions from net investment income		($16,365,676)	($9,760,444)

Transactions in Fund Shares1

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		3,069,722	$53,342,242	4,827,264	$82,645,614
P Shares		1,037,994	17,419,210	1,047,316	17,774,937

Total shares sold		4,107,716	$70,761,452	5,874,580	$100,420,551

Shares Reinvested
Investor Shares		797,108	$13,048,670	462,317	$7,831,643
P Shares	+	161,786	2,646,818	91,343	1,545,531

Total shares reinvested		958,894	$15,695,488	553,660	$9,377,174

Shares Redeemed
Investor Shares		(5,854,994)	($101,946,667)	(5,542,830)	($94,754,492)
P Shares	+	(6,937,729)	(120,546,911)	(808,713)	(13,850,276)

Total shares redeemed		(12,792,723)	($222,493,578)	(6,351,543)	($108,604,768)

Net transactions in fund shares		(7,726,113)	($136,036,638)	76,697	$1,192,957

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,056,591	$658,236,033	38,979,894	$637,293,899
Total increase or decrease	+	(7,726,113)	(91,793,644)	76,697	20,942,134

End of period		31,330,478	$566,442,389	39,056,591	$658,236,033

Distributions in excess of net investment income			($526,634)		$—

[1]	Effective December 6, 2012, the P Share class was terminated. See financial note 11 for additional information.

24 See financial notes

Schwab MarketTrack Balanced Portfolio™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	15.41	14.96	13.54	12.74	18.13

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.25	0.23	0.38	0.42
Net realized and unrealized gains (losses)	1.01	0.46	1.50	1.11	(5.06)

Total from investment operations	1.30	0.71	1.73	1.49	(4.64)
Less distributions:
Distributions from net investment income	(0.38)	(0.26)	(0.31)	(0.44)	(0.48)
Distributions from net realized gains	—	—	—	(0.25)	(0.27)

Total distributions	(0.38)	(0.26)	(0.31)	(0.69)	(0.75)

Net asset value at end of period	16.33	15.41	14.96	13.54	12.74

Total return (%)	8.61	4.80	12.92	12.41	(26.59)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.53	0.52	0.52	0.66	0.72
Net investment income (loss)	1.86	1.64	1.59	3.09	2.57
Portfolio turnover rate	12	25	22	30	17
Net assets, end of period ($ x 1,000,000)	425	432	450	434	405

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

See financial notes 25

 Schwab MarketTrack Balanced Portfolio

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

96.7%		Other Investment Companies	300,927,760	410,963,158
3.8%		Short-Term Investments	16,315,070	16,315,070

100.5%		Total Investments	317,242,830	427,278,228
(0	.5)%	Other Assets and Liabilities, Net		(2,175,276)

100.0%		Total Net Assets		425,102,952

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.7% of net assets

Equity Funds 60.4%

International 15.2%
Schwab International Index Fund (a)	3,962,723	64,671,638

Large-Cap 30.2%
Schwab S&P 500 Index Fund (a)	5,736,144	128,202,810

Small-Cap 15.0%
Schwab Small-Cap Index Fund (a)	3,002,467	63,832,447

		256,706,895

Fixed-Income Fund 35.2%

Intermediate-Term Bond 35.2%
Schwab Total Bond Market Fund (a)	15,356,682	149,727,653

Money Market Fund 1.1%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	4,528,610	4,528,610

Total Other Investment Companies
(Cost $300,927,760)		410,963,158

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.8% of net assets

Time Deposits 3.8%
Bank of America
0.03%, 11/01/12	3,503,750	3,503,750
Royal Bank of Canada
0.03%, 11/01/12	12,811,320	12,811,320

Total Short-Term Investments
(Cost $16,315,070)		16,315,070

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $325,556,539 and the unrealized appreciation and depreciation were $101,721,689 and ($0), respectively, with a net unrealized appreciation of $101,721,689.

(a)	Issuer is affiliated with the fund’s adviser.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$410,963,158	$—	$—	$410,963,158
Short-Term Investments[1]	—	16,315,070	—	16,315,070

Total	$410,963,158	$16,315,070	$—	$427,278,228

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

26 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $300,927,760)		$410,963,158
Investments in unaffiliated issuers, at value (cost $16,315,070)	+	16,315,070

Total investments, at value (cost $317,242,830)		427,278,228
Cash		8,707
Receivables:
Investments sold		250,000
Fund shares sold		315,119
Dividends		312,126
Interest		13
Prepaid expenses	+	11,748

Total assets		428,175,941

Liabilities

Payables:
Investments bought		311,578
Investment adviser and administrator fees		6,464
Shareholder service fees		8,705
Fund shares redeemed		2,683,482
Accrued expenses	+	62,760

Total liabilities		3,072,989

Net Assets

Total assets		428,175,941
Total liabilities	−	3,072,989

Net assets		$425,102,952

Net Assets by Source
Capital received from investors		330,133,175
Net investment income not yet distributed		1,408,068
Net realized capital losses		(16,473,689)
Net unrealized capital gains		110,035,398

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$425,102,952		26,025,317		$16.33

See financial notes 27

 Schwab MarketTrack Balanced Portfolio

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$10,113,465
Interest	+	3,309

Total investment income		10,116,774

Expenses

Investment adviser and administrator fees		986,019
Shareholder service fees		1,056,018
Shareholder reports		50,706
Professional fees		37,520
Registration fees		30,815
Transfer agent fees		27,917
Portfolio accounting fees		23,893
Custodian fees		10,890
Trustees’ fees		8,696
Other expenses	+	47,386

Total expenses		2,279,860
Expense reduction by CSIM and its affiliates	−	136,341

Net expenses	−	2,143,519

Net investment income		7,973,255

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		3,605,512
Net realized gains on sales of affiliated underlying funds		5,482,244
Net realized gains on unaffiliated investments	+	1,243

Net realized gains		9,088,999
Net unrealized gains on affiliated underlying funds	+	18,512,082

Net realized and unrealized gains		27,601,081

Increase in net assets resulting from operations		$35,574,336

28 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$7,973,255	$7,417,603
Net realized gains		9,088,999	4,873,465
Net unrealized gains	+	18,512,082	8,580,707

Increase in net assets from operations		35,574,336	20,871,775

Distributions to Shareholders

Distributions from net investment income		($10,347,778)	($7,870,626)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,144,255	$49,804,826	4,114,207	$63,537,948
Shares reinvested		647,049	9,725,147	488,528	7,420,735
Shares redeemed	+	(5,822,667)	(91,987,712)	(6,613,253)	(101,539,037)

Net transactions in fund shares		(2,031,363)	($32,457,739)	(2,010,518)	($30,580,354)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,056,680	$432,334,133	30,067,198	$449,913,338
Total decrease	+	(2,031,363)	(7,231,181)	(2,010,518)	(17,579,205)

End of period		26,025,317	$425,102,952	28,056,680	$432,334,133

Net investment income not yet distributed			$1,408,068		$1,914,159

See financial notes 29

Schwab MarketTrack Conservative Portfolio™

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	13.59	13.22	12.15	11.34	14.90

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.25	0.24	0.37	0.43
Net realized and unrealized gains (losses)	0.69	0.37	1.08	0.91	(3.40)

Total from investment operations	0.95	0.62	1.32	1.28	(2.97)
Less distributions:
Distributions from net investment income	(0.31)	(0.25)	(0.25)	(0.38)	(0.46)
Distributions from net realized gains	—	—	—	(0.09)	(0.13)

Total distributions	(0.31)	(0.25)	(0.25)	(0.47)	(0.59)

Net asset value at end of period	14.23	13.59	13.22	12.15	11.34

Total return (%)	7.07	4.72	10.98	11.72	(20.59)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.55	0.55	0.56	0.68	0.74
Net investment income (loss)	1.96	1.84	1.93	3.31	3.12
Portfolio turnover rate	19	30	25	25	16
Net assets, end of period ($ x 1,000,000)	189	198	194	181	182

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

30 See financial notes

 Schwab MarketTrack Conservative Portfolio

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

96.5%		Other Investment Companies	143,812,313	182,123,061
4.0%		Short-Term Investments	7,468,310	7,468,310

100.5%		Total Investments	151,280,623	189,591,371
(0	.5)%	Other Assets and Liabilities, Net		(909,838)

100.0%		Total Net Assets		188,681,533

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.5% of net assets

Equity Funds 40.2%

International 10.2%
Schwab International Index Fund (a)	1,175,359	19,181,862

Large-Cap 20.1%
Schwab S&P 500 Index Fund (a)	1,694,351	37,868,742

Small-Cap 9.9%
Schwab Small-Cap Index Fund (a)	882,000	18,751,324

		75,801,928

Fixed-Income Fund 55.3%

Intermediate-Term Bond 55.3%
Schwab Total Bond Market Fund (a)	10,701,111	104,335,831

Money Market Fund 1.0%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	1,985,302	1,985,302

Total Other Investment Companies
(Cost $143,812,313)		182,123,061

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 4.0% of net assets

Time Deposits 4.0%
BNP Paribas
0.03%, 11/01/12	1,792,394	1,792,394
Societe Generale
0.03%, 11/01/12	5,675,916	5,675,916

Total Short-Term Investments
(Cost $7,468,310)		7,468,310

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $159,117,093 and the unrealized appreciation and depreciation were $30,474,278 and ($0), respectively, with a net unrealized appreciation of $30,474,278.

(a)	Issuer is affiliated with the fund’s adviser.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Other Investment Companies[1]	$182,123,061	$—	$—	$182,123,061
Short-Term Investments[1]	—	7,468,310	—	7,468,310

Total	$182,123,061	$7,468,310	$—	$189,591,371

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 31

 Schwab MarketTrack Conservative Portfolio

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated underlying funds, at value (cost $143,812,313)		$182,123,061
Investments in unaffiliated issuers, at value (cost $7,468,310)	+	7,468,310

Total investments, at value (cost $151,280,623)		189,591,371
Receivables:
Dividends		217,141
Fund shares sold		196,483
Interest		6
Prepaid expenses	+	5,089

Total assets		190,010,090

Liabilities

Payables:
Investments bought		216,822
Investment adviser and administrator fees		2,705
Shareholder service fees		3,495
Fund shares redeemed		1,061,819
Accrued expenses	+	43,716

Total liabilities		1,328,557

Net Assets

Total assets		190,010,090
Total liabilities	−	1,328,557

Net assets		$188,681,533

Net Assets by Source
Capital received from investors		166,398,053
Net investment income not yet distributed		145,970
Net realized capital losses		(16,173,238)
Net unrealized capital gains		38,310,748

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$188,681,533		13,255,160		$14.23

32 See financial notes

 Schwab MarketTrack Conservative Portfolio

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated underlying funds		$4,834,542
Interest	+	1,650

Total investment income		4,836,192

Expenses

Investment adviser and administrator fees		452,621
Shareholder service fees		481,760
Professional fees		37,804
Shareholder reports		24,972
Registration fees		21,593
Transfer agent fees		21,562
Portfolio accounting fees		19,281
Trustees’ fees		7,066
Custodian fees		6,880
Interest expense		186
Other expenses	+	15,089

Total expenses		1,088,814
Expense reduction by CSIM and its affiliates	−	104,672

Net expenses	−	984,142

Net investment income		3,852,050

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		1,160,780
Net realized gains on sales of affiliated underlying funds		2,866,171
Net realized gains on unaffiliated investments	+	264

Net realized gains		4,027,215
Net unrealized gains on affiliated underlying funds	+	6,051,777

Net realized and unrealized gains		10,078,992

Increase in net assets resulting from operations		$13,931,042

See financial notes 33

 Schwab MarketTrack Conservative Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$3,852,050	$3,594,414
Net realized gains		4,027,215	1,473,232
Net unrealized gains	+	6,051,777	3,857,853

Increase in net assets from operations		13,931,042	8,925,499

Distributions to Shareholders

Distributions from net investment income		($4,482,834)	($3,583,353)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,227,193	$44,181,272	3,029,561	$40,809,530
Shares reinvested		308,192	4,188,027	250,464	3,340,890
Shares redeemed	+	(4,855,488)	(67,192,496)	(3,372,192)	(45,344,064)

Net transactions in fund shares		(1,320,103)	($18,823,197)	(92,167)	($1,193,644)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,575,263	$198,056,522	14,667,430	$193,908,020
Total increase or decrease	+	(1,320,103)	(9,374,989)	(92,167)	4,148,502

End of period		13,255,160	$188,681,533	14,575,263	$198,056,522

Net investment income not yet distributed			$145,970		$175,220

34 See financial notes

 Schwab MarketTrack Portfolios

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab International Core Equity Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2010 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2015 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2020 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2025 Fund
Schwab S&P 500 Index Fund	Schwab Target 2030 Fund
Schwab Small-Cap Index Fund	Schwab Target 2035 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2040 Fund
Schwab International Index Fund	Schwab Fundamental US Large Company Index Fund
Laudus Small-Cap MarketMasters Fund	Schwab Fundamental US Small Company Index Fund
Laudus International MarketMasters Fund	(formerly Schwab Fundamental US Small-Mid Company Index Fund)
Schwab Balanced Fund	Schwab Fundamental International Large Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental International Small Company Index Fund
Schwab Dividend Equity Fund	(formerly Schwab Fundamental International Small-Mid Company Index Fund)
Schwab Large-Cap Growth Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Small-Cap Equity Fund	(formerly Schwab Fundamental Emerging Markets Index Fund)
Schwab Hedged Equity Fund	Schwab Monthly Income Fund-Moderate Payout
Schwab Financial Services Fund	Schwab Monthly Income Fund-Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund-Maximum Payout

The Schwab MarketTrack Portfolios are primarily “fund of funds”. Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed income securities, cash equivalents and futures to achieve their investment objectives. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

Schwab MarketTrack Growth Portfolio offers two share classes: Investor Shares and P Shares (see note 11 for additional information regarding P Share class termination). Shares of each class represent an interest in the same fund, but each class has different expenses and investment minimums. Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio, each offer one share class.

Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”) which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

 35

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	Underlying funds: valued at their respective net asset values.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2012 are disclosed in the Portfolio Holdings.

36

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.

(f) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year except for the Schwab MarketTrack Conservative Portfolio, which typically makes distributions at the end of every calendar quarter. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(i) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

 37

 Schwab MarketTrack Portfolios

Financial Notes (continued)

3. Risk Factors (continued):

Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the portfolio and is legally obligated to act in the portfolio’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Investment Style Risk. The underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Tracking Error Risk. Certain underlying funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

•	Large-Cap Risk. Many of the risks of the underlying funds are associated with their investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments - bonds or mid- or small- cap stocks, for instance - an underlying fund’s large-cap holdings could reduce performance.

•	Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - large-cap and mid-cap stocks, for instance - an underlying fund’s small-cap holdings could reduce performance.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Currency Risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value

38

 Schwab MarketTrack Portfolios

Financial Notes (continued)

3. Risk Factors (continued):

relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a fund would be adversely affected.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by a fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to their issuer’s ability to make timely payments or otherwise honor their obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Direct Investment Risk. A fund may invest directly in individual securities to maintain its allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to each fund, CSIM is entitled to receive an annual fee of 0.23% payable monthly based on each fund’s average daily net assets.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25% except for the Schwab MarketTrack Growth Portfolio’s P Shares, which is subject to such annual fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be

 39

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

amended or terminated with the approval of the Board, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

		Schwab	Schwab	Schwab	Schwab
		MarketTrack	MarketTrack	MarketTrack	MarketTrack
		All Equity	Growth	Balanced	Conservative
		Portfolio	Portfolio	Portfolio	Portfolio

Investor Shares		0.50%	0.50%	0.50%	0.50%
P Shares	*	n/a	0.35%	n/a	n/a

*	P Shares are only offered by Schwab MarketTrack Growth Portfolio. See note 11 for additional information regarding P Share class termination.

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2012, the percentages of shares of other related funds owned by each Schwab MarketTrack Portfolio are:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Equity Funds:

International:
Schwab International Index Fund	10.1%	8.2%	4.6%	1.4%
Large-Cap:
Schwab S&P 500 Index Fund	1.7%	1.8%	1.0%	0.3%
Small-Cap:
Schwab Small-Cap Index Fund	7.0%	6.8%	3.8%	1.1%

Fixed-Income Funds:

Intermediate-Term Bond:
Schwab Total Bond Market Fund	—%	8.8%	15.7%	10.9%

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	—%	0.0% *	0.0% *	0.0% *

*	Less than 0.05%

40

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended October 31, 2012.

Schwab MarketTrack All Equity Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

International:
Schwab International Index Fund	8,806,065	888,623	(957,194)	8,737,494	$142,595,897	($187,066)	$5,384,670
Large-Cap:
Schwab S&P 500 Index Fund	10,805,051	354,412	(1,655,991)	9,503,472	212,402,603	$2,913,427	4,166,405
Small-Cap:
Schwab Small-Cap Index Fund	5,814,864	522,278	(785,930)	5,551,212	118,018,758	1,245,645	8,544,315

Total					$473,017,258	$3,972,006	$18,095,390

Schwab MarketTrack Growth Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

International:
Schwab International Index Fund	8,089,359	1,295,866	(2,313,972)	7,071,253	$115,402,857	$1,073,852	$5,060,757
Large-Cap:
Schwab S&P 500 Index Fund	13,296,624	466,601	(3,536,145)	10,227,080	228,575,241	8,952,362	5,247,785
Small-Cap:
Schwab Small-Cap Index Fund	6,450,906	738,225	(1,846,787)	5,342,344	113,578,231	5,495,541	9,631,517

Fixed-Income Fund:

Intermediate-Term Bond:
Schwab Total Bond Market Fund	10,461,993	1,333,344	(3,142,916)	8,652,421	84,361,107	543,971	2,560,339

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	25,037,593	6,185	(18,000,000)	7,043,778	7,043,778	—	6,453

Total					$548,961,214	$16,065,726	$22,506,851

 41

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab MarketTrack Balanced Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

International:
Schwab International Index Fund	3,955,647	696,980	(689,904)	3,962,723	$64,671,638	$516,260	$2,482,753
Large-Cap:
Schwab S&P 500 Index Fund	6,549,863	455,092	(1,268,811)	5,736,144	128,202,810	3,661,884	2,564,792
Small-Cap:
Schwab Small-Cap Index Fund	3,148,403	513,645	(659,581)	3,002,467	63,832,447	1,149,552	4,699,494

Fixed-Income Fund:

Intermediate-Term Bond:
Schwab Total Bond Market Fund	16,055,272	1,987,018	(2,685,608)	15,356,682	149,727,653	154,548	3,967,708

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	17,024,549	4,061	(12,500,000)	4,528,610	4,528,610	—	4,230

Total					$410,963,158	$5,482,244	$13,718,977

Schwab MarketTrack Conservative Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Underlying Funds	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Equity Funds:

International:
Schwab International Index Fund	1,197,306	278,553	(300,500)	1,175,359	$19,181,862	$201,592	$791,725
Large-Cap:
Schwab S&P 500 Index Fund	1,989,652	275,919	(571,220)	1,694,351	37,868,742	2,083,148	820,490
Small-Cap:
Schwab Small-Cap Index Fund	957,292	197,263	(272,555)	882,000	18,751,324	512,806	1,512,983

Fixed-Income Fund:

Intermediate-Term Bond:
Schwab Total Bond Market Fund	11,540,635	2,402,211	(3,241,735)	10,701,111	104,335,831	68,625	2,868,301

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	7,333,553	1,749	(5,350,000)	1,985,302	1,985,302	—	1,823

Total					$182,123,061	$2,866,171	$5,995,322

*	Distributions received include distributions from net investment income and capital gains from the underlying funds.

42

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2012, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Schwab MarketTrack All Equity Portfolio received a payment of $7,153, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the fund’s shares in prior periods. This payment is presented in the fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payment received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in the fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab MarketTrack All Equity Portfolio	$29,955,390	$65,984,999
Schwab MarketTrack Growth Portfolio	54,812,104	197,599,995
Schwab MarketTrack Balanced Portfolio	48,279,576	89,390,000
Schwab MarketTrack Conservative Portfolio	36,360,808	58,875,000

 43

 Schwab MarketTrack Portfolios

Financial Notes (continued)

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/11-10/31/12)	(11/1/10-10/31/11)

Schwab MarketTrack All Equity Portfolio	$7,838	$100,836
Schwab MarketTrack Growth Portfolio	20,976	9,915
Schwab MarketTrack Balanced Portfolio	2,893	5,707
Schwab MarketTrack Conservative Portfolio	4,280	10,851

10. Federal Income Taxes:

As of October 31, 2012, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Undistributed ordinary income	$12,560,360	$—	$1,408,069	$145,970
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation on investments	73,524,522	157,128,895	101,721,689	30,474,278
Other unrealized appreciation/(depreciation)	—	—	—	—

Net unrealized appreciation/(depreciation)	$73,524,522	$157,128,895	$101,721,689	$30,474,278

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
Expiration Date	Portfolio	Portfolio	Portfolio	Portfolio

October 31, 2016	$11,526,446	$—	$—	$—
October 31, 2017	31,279,738	11,917,090	8,159,980	8,336,771
October 31, 2018	8,349,147	918,434	—	—
No expiration	1,262,743	—	—	—

Total	$52,418,074	$12,835,524	$8,159,980	$8,336,771

For the year ended October 31, 2012, the funds had capital losses deferred and capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Capital losses deferred	$—	$526,634	$—	$—
Capital losses utilized	—	18,018,499	6,437,506	2,706,067

44

 Schwab MarketTrack Portfolios

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Current period distributions
Ordinary income	$—	$16,365,676	$10,347,778	$4,482,834
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Prior period distributions
Ordinary income	$9,214,430	$9,760,444	$7,870,626	$3,583,353
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2012, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Capital shares	$—	$—	$—	$—
Undistributed net investment income	3,397,063	3,829,314	1,868,432	601,534
Net realized capital gains/(losses)	(3,397,063)	(3,829,314)	(1,868,432)	(601,534)

As of October 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

 45

 Schwab MarketTrack Portfolios

Financial Notes (continued)

10. Federal Income Taxes (continued):

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The funds have adopted the noted provisions of the Act for the period ending October 31, 2012.

11. Subsequent Events:

Based upon its evaluation of the profile of the current and prospective investors of the MarketTrack Growth Portfolio, CSIM recommended to the Board that the fund terminate its P Share Class. At a Board meeting held on December 4, 2012, the Board approved the termination of MarketTrack Growth Portfolio’s P Shares. Effective December 6, 2012, the P Share class was terminated.

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (four of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2012 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

 47

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2012, qualify for the corporate dividends received deduction:

Percentage

Schwab MarketTrack All Equity Portfolio	—
Schwab MarketTrack Growth Portfolio	26.27
Schwab MarketTrack Balanced Portfolio	25.11
Schwab MarketTrack Conservative Portfolio	14.76

For the fiscal year ended October 31, 2012, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

Schwab MarketTrack All Equity Portfolio	$—
Schwab MarketTrack Growth Portfolio	8,385,936
Schwab MarketTrack Balanced Portfolio	4,727,862
Schwab MarketTrack Conservative Portfolio	1,277,365

48

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”)requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 24, 2012, and June 5, 2012, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2012. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the

 49

appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. The Funds had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered. Notwithstanding the forgoing, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Funds. These factors varied from Fund to Fund, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; (2) that recent performance showed improvement; and (3) that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

50

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	74	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	74	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	74	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	74	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

 51

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	74	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

52

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 53

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

Citigroup Non-U.S. Dollar World Government Bond Index An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

54

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13813-15

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
     (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).
     (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE MARIANN BYERWALTER, WILLIAM HASLER AND KIRAN PATEL WHO ARE “INDEPENDENT” FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of thirty-five series. Thirty-two series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, and three series has a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the thirty-five series, based on their respective 2010 and 2009 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2012: $1,236,570                     2011: $1,200,554
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2012: $85,159                     2011: $82,667
Nature of these services: tax provision review and procedures performed related to Registrant’s service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Tax Fees
For services rendered to Registrant:
2012: $93,457                     2011: $90,725

Nature of these services:	preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:
     2012: $17,500                     2011: $11,986

Nature of these services:

-	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

-	review of regulatory filing in connection with merger of Schwab Premier Equity Fund and Schwab Core Equity Fund.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2012: $196,116                     2011: $185,378

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund are filed under this Item.

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.4%	Common Stock	9,225,822,139	12,480,987,418
1.4%	Short-Term Investments	179,821,589	179,821,589

99.8%	Total Investments	9,405,643,728	12,660,809,007
0.2%	Collateral Invested for Securities on Loan	31,508,589	31,508,589
0.0%	Other Assets and Liabilities, Net		(5,367,984)

100.0%	Net Assets		12,686,949,612

	Number	Value
Security	of Shares	($)

Common Stock 98.4% of net assets

Automobiles & Components 0.6%
BorgWarner, Inc. *	111,000	7,306,020
Ford Motor Co.	3,769,297	42,065,355
Harley-Davidson, Inc.	231,470	10,823,537
Johnson Controls, Inc.	675,859	17,403,369
The Goodyear Tire & Rubber Co. *	233,336	2,662,364

		80,260,645

Banks 2.8%
BB&T Corp.	692,113	20,036,671
Comerica, Inc.	188,270	5,612,329
Fifth Third Bancorp	904,029	13,135,541
First Horizon National Corp.	238,860	2,223,787
Hudson City Bancorp, Inc.	481,992	4,089,702
Huntington Bancshares, Inc.	821,893	5,251,896
KeyCorp	941,198	7,924,887
M&T Bank Corp.	121,098	12,606,302
People’s United Financial, Inc.	343,300	4,129,899
PNC Financial Services Group, Inc.	523,178	30,443,728
Regions Financial Corp.	1,354,945	8,834,242
SunTrust Banks, Inc.	532,216	14,476,275
U.S. Bancorp	1,872,428	62,183,334
Wells Fargo & Co.	4,854,909	163,561,884
Zions Bancorp	174,698	3,750,766

		358,261,243

Capital Goods 7.5%
3M Co.	628,619	55,067,024
Caterpillar, Inc.	645,662	54,758,594
Cooper Industries plc	154,700	11,593,218
Cummins, Inc.	182,562	17,084,152
Danaher Corp.	577,274	29,862,384
Deere & Co.	395,286	33,773,236
Dover Corp.	174,270	10,145,999
Eaton Corp.	338,678	15,992,375
Emerson Electric Co.	713,815	34,570,060
Fastenal Co.	283,398	12,667,891
Flowserve Corp.	50,100	6,788,049
Fluor Corp.	160,582	8,968,505
General Dynamics Corp.	327,760	22,313,901
General Electric Co.	10,435,252	219,766,407
Honeywell International, Inc.	771,429	47,242,312
Illinois Tool Works, Inc.	426,236	26,141,054
Ingersoll-Rand plc	277,800	13,064,934
Jacobs Engineering Group, Inc. *	119,534	4,612,817
Joy Global, Inc.	100,000	6,245,000
L-3 Communications Holdings, Inc.	105,783	7,806,785
Lockheed Martin Corp.	266,091	24,924,744
Masco Corp.	347,388	5,242,085
Northrop Grumman Corp.	242,467	16,655,058
PACCAR, Inc.	343,250	14,876,455
Pall Corp.	107,030	6,738,609
Parker Hannifin Corp.	155,336	12,218,730
Pentair Ltd.	208,982	8,827,400
Precision Castparts Corp.	143,627	24,857,525
Quanta Services, Inc. *	231,900	6,013,167
Raytheon Co.	331,388	18,743,305
Rockwell Automation, Inc.	132,521	9,416,942
Rockwell Collins, Inc.	147,405	7,897,960
Roper Industries, Inc.	97,200	10,611,324
Snap-on, Inc.	58,282	4,506,947
Stanley Black & Decker, Inc.	166,181	11,516,343
Textron, Inc.	259,904	6,552,180
The Boeing Co.	668,654	47,099,988
United Technologies Corp.	829,035	64,797,376
W.W. Grainger, Inc.	57,927	11,667,077
Xylem, Inc.	173,800	4,216,388

		955,844,300

Commercial & Professional Supplies 0.7%
Avery Dennison Corp.	103,076	3,337,601
Cintas Corp.	111,376	4,656,631
Equifax, Inc.	119,661	5,987,836
Iron Mountain, Inc.	149,300	5,165,780
Pitney Bowes, Inc. (b)	196,591	2,823,047
R.R. Donnelley & Sons Co. (b)	194,869	1,952,587
Republic Services, Inc.	299,934	8,503,129
Robert Half International, Inc.	123,342	3,316,666
Stericycle, Inc. *	80,700	7,647,132
The ADT Corp. *	227,100	9,426,921
The Dun & Bradstreet Corp.	46,500	3,768,360
Tyco International Ltd.	454,200	12,204,354
Waste Management, Inc.	454,916	14,893,950

		83,683,994

Consumer Durables & Apparel 1.0%
Coach, Inc.	278,728	15,622,704

See financial notes 1

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
D.R. Horton, Inc.	260,616	5,462,511
Fossil, Inc. *	50,000	4,355,000
Harman International Industries, Inc.	64,756	2,715,219
Hasbro, Inc.	107,917	3,883,933
Leggett & Platt, Inc.	157,894	4,188,928
Lennar Corp., Class A	151,118	5,662,392
Mattel, Inc.	336,894	12,390,961
Newell Rubbermaid, Inc.	276,450	5,705,928
NIKE, Inc., Class B	363,362	33,204,020
PulteGroup, Inc. *	328,586	5,697,681
Ralph Lauren Corp.	62,826	9,655,728
VF Corp.	90,291	14,128,736
Whirlpool Corp.	76,122	7,435,597

		130,109,338

Consumer Services 1.8%
Apollo Group, Inc., Class A *	109,790	2,204,583
Carnival Corp.	433,221	16,410,411
Chipotle Mexican Grill, Inc. *	30,000	7,635,900
Darden Restaurants, Inc.	128,248	6,748,410
H&R Block, Inc.	286,205	5,065,829
International Game Technology	280,660	3,603,674
Marriott International, Inc., Class A	267,172	9,746,435
McDonald’s Corp.	996,638	86,508,178
Starbucks Corp.	751,062	34,473,746
Starwood Hotels & Resorts Worldwide, Inc.	192,168	9,963,911
Wyndham Worldwide Corp.	148,464	7,482,586
Wynn Resorts Ltd.	74,700	9,043,182
Yum! Brands, Inc.	444,985	31,197,898

		230,084,743

Diversified Financials 6.1%
American Express Co.	973,041	54,461,105
Ameriprise Financial, Inc.	215,714	12,591,226
Bank of America Corp.	10,650,811	99,265,558
BlackRock, Inc.	123,700	23,463,416
Capital One Financial Corp.	574,174	34,548,050
Citigroup, Inc.	2,898,147	108,361,716
CME Group, Inc.	299,885	16,772,568
Discover Financial Services	524,873	21,519,793
E*TRADE Financial Corp. *	243,719	2,037,491
Federated Investors, Inc., Class B	76,906	1,787,295
Franklin Resources, Inc.	139,335	17,807,013
IntercontinentalExchange, Inc. *	71,958	9,426,498
Invesco Ltd.	436,147	10,607,095
JPMorgan Chase & Co.	3,754,331	156,480,516
Legg Mason, Inc.	143,998	3,669,069
Leucadia National Corp.	177,151	4,021,328
Moody’s Corp.	188,529	9,079,557
Morgan Stanley	1,366,654	23,752,447
Northern Trust Corp.	225,818	10,789,584
NYSE Euronext	245,500	6,078,580
SLM Corp.	494,418	8,691,868
State Street Corp.	466,026	20,770,779
T. Rowe Price Group, Inc.	243,179	15,792,044
The Bank of New York Mellon Corp.	1,163,073	28,739,534
The Charles Schwab Corp. (a)	1,085,681	14,743,548
The Goldman Sachs Group, Inc.	445,369	54,508,712
The NASDAQ OMX Group, Inc.	119,900	2,854,819

		772,621,209

Energy 11.1%
Anadarko Petroleum Corp.	493,809	33,978,997
Apache Corp.	386,606	31,991,647
Baker Hughes, Inc.	434,463	18,234,412
Cabot Oil & Gas Corp.	199,600	9,377,208
Cameron International Corp. *	243,400	12,325,776
Chesapeake Energy Corp.	512,966	10,392,691
Chevron Corp.	1,939,134	213,711,958
ConocoPhillips	1,200,290	69,436,776
CONSOL Energy, Inc.	212,018	7,454,553
Denbury Resources, Inc. *	377,200	5,782,476
Devon Energy Corp.	387,858	22,577,214
Diamond Offshore Drilling, Inc.	65,300	4,521,372
Ensco plc, Class A	224,500	12,980,590
EOG Resources, Inc.	267,306	31,138,476
EQT Corp.	140,100	8,494,263
Exxon Mobil Corp.	4,561,941	415,912,161
FMC Technologies, Inc. *	230,000	9,407,000
Halliburton Co.	912,468	29,463,592
Helmerich & Payne, Inc.	118,300	5,654,740
Hess Corp.	293,240	15,324,722
Kinder Morgan, Inc.	624,744	21,684,864
Marathon Oil Corp.	696,752	20,944,365
Marathon Petroleum Corp.	335,326	18,419,457
Murphy Oil Corp.	184,892	11,093,520
Nabors Industries Ltd. *	287,890	3,883,636
National Oilwell Varco, Inc.	428,324	31,567,479
Newfield Exploration Co. *	120,000	3,254,400
Noble Corp.	258,800	9,767,112
Noble Energy, Inc.	175,784	16,701,238
Occidental Petroleum Corp.	800,450	63,203,532
Peabody Energy Corp.	261,564	7,297,636
Phillips 66	621,295	29,300,272
Pioneer Natural Resources Co.	119,800	12,656,870
QEP Resources, Inc.	162,691	4,718,039
Range Resources Corp.	160,600	10,496,816
Rowan Cos. plc, Class A *	126,263	4,003,800
Schlumberger Ltd.	1,311,515	91,189,638
Southwestern Energy Co. *	344,100	11,940,270
Spectra Energy Corp.	645,209	18,627,184
Tesoro Corp.	138,207	5,211,786
The Williams Cos., Inc.	605,998	21,203,870
Valero Energy Corp.	549,440	15,988,704
WPX Energy, Inc. *	182,099	3,084,757

		1,404,399,869

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	427,292	42,058,352
CVS Caremark Corp.	1,258,851	58,410,686
Safeway, Inc. (b)	210,296	3,429,928
Sysco Corp.	563,357	17,503,502
The Kroger Co.	562,047	14,174,825
Wal-Mart Stores, Inc.	1,661,002	124,608,370
Walgreen Co.	838,911	29,554,834

2 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Whole Foods Market, Inc.	169,716	16,077,197

		305,817,694

Food, Beverage & Tobacco 6.0%
Altria Group, Inc.	2,008,991	63,885,914
Archer-Daniels-Midland Co.	633,199	16,995,061
Beam, Inc.	161,179	8,955,105
Brown-Forman Corp., Class B	149,692	9,589,270
Campbell Soup Co.	168,411	5,939,856
Coca-Cola Enterprises, Inc.	295,862	9,301,901
ConAgra Foods, Inc.	401,749	11,184,692
Constellation Brands, Inc., Class A *	175,065	6,186,797
Dean Foods Co. *	154,970	2,609,695
Dr Pepper Snapple Group, Inc.	203,200	8,707,120
General Mills, Inc.	634,980	25,449,998
H.J. Heinz Co.	316,443	18,198,637
Hormel Foods Corp.	119,300	3,522,929
Kellogg Co.	234,434	12,265,587
Kraft Foods Group, Inc. *	584,618	26,588,427
Lorillard, Inc.	129,697	15,046,149
McCormick & Co., Inc. - Non Voting Shares	132,602	8,170,935
Mead Johnson Nutrition Co.	205,300	12,658,798
Molson Coors Brewing Co., Class B	147,030	6,342,874
Mondelez International, Inc., Class A	1,753,854	46,547,285
Monster Beverage Corp. *	148,900	6,651,363
PepsiCo, Inc.	1,538,063	106,495,482
Philip Morris International, Inc.	1,665,946	147,536,178
Reynolds American, Inc.	327,596	13,641,098
The Coca-Cola Co.	3,826,356	142,263,916
The Hershey Co.	145,128	9,992,063
The JM Smucker Co.	106,275	9,101,391
Tyson Foods, Inc., Class A	277,090	4,657,883

		758,486,404

Health Care Equipment & Services 3.8%
Aetna, Inc.	347,780	15,197,986
AmerisourceBergen Corp.	247,246	9,751,382
Baxter International, Inc.	538,489	33,725,566
Becton, Dickinson & Co.	202,390	15,316,875
Boston Scientific Corp. *	1,434,274	7,372,168
C.R. Bard, Inc.	74,873	7,202,034
Cardinal Health, Inc.	330,733	13,603,048
CareFusion Corp. *	207,066	5,499,673
Cerner Corp. *	137,400	10,468,506
Cigna Corp.	274,508	13,999,908
Coventry Health Care, Inc.	138,985	6,065,305
Covidien plc	474,500	26,073,775
DaVita, Inc. *	90,400	10,171,808
DENTSPLY International, Inc.	132,400	4,877,616
Edwards Lifesciences Corp. *	115,800	10,054,914
Express Scripts Holding Co. *	801,295	49,311,694
Humana, Inc.	159,403	11,838,861
Intuitive Surgical, Inc. *	39,467	21,399,797
Laboratory Corp. of America Holdings *	89,691	7,599,518
McKesson Corp.	234,575	21,888,193
Medtronic, Inc.	1,007,839	41,905,946
Patterson Cos., Inc.	83,947	2,803,830
Quest Diagnostics, Inc.	156,880	9,055,114
St. Jude Medical, Inc.	319,387	12,219,747
Stryker Corp.	285,740	15,029,924
Tenet Healthcare Corp. *	112,904	2,664,534
UnitedHealth Group, Inc.	1,011,410	56,638,960
Varian Medical Systems, Inc. *	110,706	7,390,733
WellPoint, Inc.	321,329	19,691,041
Zimmer Holdings, Inc.	177,223	11,379,489

		480,197,945

Household & Personal Products 2.4%
Avon Products, Inc.	423,620	6,561,874
Colgate-Palmolive Co.	440,497	46,234,565
Kimberly-Clark Corp.	387,795	32,361,493
The Clorox Co.	127,857	9,244,061
The Estee Lauder Cos., Inc., Class A	237,252	14,619,468
The Procter & Gamble Co.	2,721,990	188,470,588

		297,492,049

Insurance 3.9%
ACE Ltd.	335,100	26,355,615
Aflac, Inc.	462,773	23,036,840
American International Group, Inc. *	1,152,577	40,259,515
Aon plc	311,450	16,802,728
Assurant, Inc.	89,346	3,378,172
Berkshire Hathaway, Inc., Class B *	1,812,330	156,494,696
Cincinnati Financial Corp.	155,203	6,183,288
Genworth Financial, Inc., Class A *	496,064	2,956,541
Hartford Financial Services Group, Inc.	413,495	8,976,976
Lincoln National Corp.	294,671	7,304,894
Loews Corp.	308,816	13,056,740
Marsh & McLennan Cos., Inc.	541,179	18,416,321
MetLife, Inc.	1,049,777	37,256,586
Principal Financial Group, Inc.	271,367	7,473,447
Prudential Financial, Inc.	460,531	26,273,294
The Allstate Corp.	476,210	19,038,876
The Chubb Corp.	267,893	20,622,403
The Progressive Corp.	541,420	12,073,666
The Travelers Cos., Inc.	377,260	26,762,824
Torchmark Corp.	95,511	4,831,902
Unum Group	276,440	5,606,203
XL Group plc	312,199	7,723,803

		490,885,330

Materials 3.4%
Air Products & Chemicals, Inc.	203,601	15,785,185
Airgas, Inc.	75,000	6,672,750
Alcoa, Inc.	1,054,364	9,035,899
Allegheny Technologies, Inc.	101,170	2,665,829
Ball Corp.	152,738	6,541,769
Bemis Co., Inc.	88,735	2,932,692
CF Industries Holdings, Inc.	66,225	13,588,708

See financial notes 3

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Cliffs Natural Resources, Inc.	136,800	4,961,736
E.I. du Pont de Nemours & Co.	919,504	40,936,318
Eastman Chemical Co.	151,116	8,952,112
Ecolab, Inc.	260,228	18,111,869
FMC Corp.	134,200	7,182,384
Freeport-McMoran Copper & Gold, Inc.	927,140	36,047,203
International Flavors & Fragrances, Inc.	80,543	5,204,689
International Paper Co.	419,089	15,015,959
LyondellBasell Industries N.V., Class A	335,300	17,901,667
MeadWestvaco Corp.	155,750	4,624,217
Monsanto Co.	521,800	44,911,326
Newmont Mining Corp.	490,946	26,781,104
Nucor Corp.	312,900	12,556,677
Owens-Illinois, Inc. *	157,500	3,069,675
PPG Industries, Inc.	153,048	17,918,860
Praxair, Inc.	294,679	31,297,857
Sealed Air Corp.	183,368	2,974,229
Sigma-Aldrich Corp.	116,454	8,168,084
The Dow Chemical Co.	1,184,035	34,692,225
The Mosaic Co.	283,200	14,822,688
The Sherwin-Williams Co.	88,636	12,637,721
Titanium Metals Corp.	82,800	969,588
United States Steel Corp. (b)	134,613	2,744,759
Vulcan Materials Co.	123,471	5,675,962

		435,381,741

Media 3.5%
Cablevision Systems Corp., Class A	220,000	3,832,400
CBS Corp., Class B - Non Voting Shares	588,236	19,058,847
Comcast Corp., Class A	2,644,464	99,193,845
DIRECTV *	620,502	31,713,857
Discovery Communications, Inc., Class A *	255,000	15,050,100
Gannett Co., Inc.	207,114	3,500,227
News Corp., Class A	2,012,101	48,129,456
Omnicom Group, Inc.	257,747	12,348,659
Scripps Networks Interactive, Class A	91,193	5,537,239
The Interpublic Group of Cos., Inc.	454,565	4,591,106
The McGraw-Hill Cos., Inc.	276,967	15,310,736
The Walt Disney Co.	1,773,283	87,014,997
The Washington Post Co., Class B (b)	5,369	1,790,615
Time Warner Cable, Inc.	300,201	29,752,921
Time Warner, Inc.	930,674	40,437,785
Viacom Inc., Class B	467,853	23,986,823

		441,249,613

Pharmaceuticals, Biotechnology & Life Sciences 8.2%
Abbott Laboratories	1,550,986	101,620,603
Agilent Technologies, Inc.	333,666	12,008,639
Alexion Pharmaceuticals, Inc. *	195,700	17,687,366
Allergan, Inc.	298,758	26,864,319
Amgen, Inc.	760,959	65,857,197
Biogen Idec, Inc. *	231,991	32,065,796
Bristol-Myers Squibb Co.	1,659,364	55,173,853
Celgene Corp. *	421,213	30,883,337
Eli Lilly & Co.	1,009,223	49,078,514
Forest Laboratories, Inc. *	231,064	7,789,167
Gilead Sciences, Inc. *	747,675	50,213,853
Hospira, Inc. *	157,282	4,826,985
Johnson & Johnson	2,724,725	192,965,025
Life Technologies Corp. *	173,435	8,482,706
Merck & Co., Inc.	3,010,014	137,346,939
Mylan, Inc. *	404,751	10,256,390
PerkinElmer, Inc.	105,660	3,268,064
Perrigo Co.	95,800	11,017,958
Pfizer, Inc.	7,382,033	183,591,161
Thermo Fisher Scientific, Inc.	353,637	21,593,075
Waters Corp. *	92,152	7,538,955
Watson Pharmaceuticals, Inc. *	125,746	10,807,869

		1,040,937,771

Real Estate 2.1%
American Tower Corp.	390,500	29,400,745
Apartment Investment & Management Co., Class A	127,314	3,398,011
AvalonBay Communities, Inc.	95,799	12,986,512
Boston Properties, Inc.	148,976	15,836,149
CBRE Group, Inc., Class A *	307,440	5,540,069
Equity Residential	297,522	17,080,738
HCP, Inc.	424,500	18,805,350
Health Care REIT, Inc.	250,900	14,910,987
Host Hotels & Resorts, Inc.	714,111	10,326,045
Kimco Realty Corp.	378,159	7,381,664
Plum Creek Timber Co., Inc.	158,777	6,970,310
ProLogis, Inc.	461,289	15,817,600
Public Storage	143,278	19,862,629
Simon Property Group, Inc.	297,753	45,320,984
Ventas, Inc.	289,700	18,329,319
Vornado Realty Trust REIT	178,456	14,313,956
Weyerhaeuser Co.	531,440	14,715,573

		270,996,641

Retailing 4.0%
Abercrombie & Fitch Co., Class A	78,745	2,408,022
Amazon.com, Inc. *	357,380	83,205,212
AutoNation, Inc. (b)*	40,833	1,812,985
AutoZone, Inc. *	36,998	13,874,250
Bed Bath & Beyond, Inc. *	226,869	13,085,804
Best Buy Co., Inc.	296,557	4,510,632
Big Lots, Inc. *	72,567	2,113,877
CarMax, Inc. *	225,700	7,617,375
Dollar Tree, Inc. *	230,600	9,194,022
Expedia, Inc.	95,113	5,625,934
Family Dollar Stores, Inc.	92,430	6,096,683
GameStop Corp., Class A (b)	146,800	3,351,444
Genuine Parts Co.	147,638	9,239,186
J.C. Penney Co., Inc.	153,021	3,674,034
Kohl’s Corp.	213,210	11,359,829
Limited Brands, Inc.	227,535	10,896,651
Lowe’s Cos., Inc.	1,142,988	37,009,951
Macy’s, Inc.	399,926	15,225,183
Netflix, Inc. (b)*	58,300	4,610,947

4 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nordstrom, Inc.	151,296	8,589,074
O’Reilly Automotive, Inc. *	121,200	10,384,416
PetSmart, Inc.	106,900	7,097,091
Priceline.com, Inc. *	49,242	28,253,582
Ross Stores, Inc.	221,300	13,488,235
Staples, Inc.	653,469	7,524,695
Target Corp.	642,708	40,972,635
The Gap, Inc.	294,662	10,525,327
The Home Depot, Inc.	1,491,550	91,551,339
The TJX Cos., Inc.	716,106	29,811,493
Tiffany & Co.	116,328	7,354,256
TripAdvisor, Inc. *	95,113	2,880,973
Urban Outfitters, Inc. *	111,100	3,972,936

		507,318,073

Semiconductors & Semiconductor Equipment 1.9%
Advanced Micro Devices, Inc. (b)*	559,039	1,146,030
Altera Corp.	304,846	9,291,706
Analog Devices, Inc.	296,254	11,586,494
Applied Materials, Inc.	1,262,472	13,382,203
Broadcom Corp., Class A *	508,218	16,026,655
First Solar, Inc. (b)*	47,800	1,162,018
Intel Corp.	4,944,405	106,922,758
KLA-Tencor Corp.	160,681	7,474,880
Lam Research Corp. *	199,374	7,057,840
Linear Technology Corp.	214,968	6,719,900
LSI Corp. *	573,376	3,927,626
Microchip Technology, Inc.	208,823	6,546,601
Micron Technology, Inc. *	940,775	5,103,704
NVIDIA Corp.	601,582	7,200,936
Teradyne, Inc. *	168,449	2,462,724
Texas Instruments, Inc.	1,109,254	31,158,945
Xilinx, Inc.	269,163	8,817,780

		245,988,800

Software & Services 9.3%
Accenture plc, Class A	621,200	41,875,092
Adobe Systems, Inc. *	495,676	16,852,984
Akamai Technologies, Inc. *	169,341	6,433,265
Autodesk, Inc. *	214,381	6,825,891
Automatic Data Processing, Inc.	470,873	27,211,751
BMC Software, Inc. *	162,339	6,607,197
CA, Inc.	370,925	8,353,231
Citrix Systems, Inc. *	184,808	11,422,982
Cognizant Technology Solutions Corp., Class A *	289,448	19,291,709
Computer Sciences Corp.	144,040	4,386,018
eBay, Inc. *	1,146,269	55,353,330
Electronic Arts, Inc. *	305,892	3,777,766
Fidelity National Information Services, Inc.	232,234	7,633,532
Fiserv, Inc. *	132,652	9,940,941
Google, Inc., Class A *	261,796	177,961,067
International Business Machines Corp.	1,061,590	206,511,103
Intuit, Inc.	284,809	16,923,351
MasterCard, Inc., Class A	106,070	48,890,845
Microsoft Corp.	7,456,731	212,777,819
Oracle Corp.	3,786,586	117,573,495
Paychex, Inc.	305,065	9,893,258
Red Hat, Inc. *	194,100	9,543,897
SAIC, Inc.	252,000	2,769,480
Salesforce.com, Inc. *	130,527	19,054,331
Symantec Corp. *	692,550	12,597,485
Teradata Corp. *	161,371	11,023,253
The Western Union Co.	630,625	8,008,937
Total System Services, Inc.	177,100	3,982,979
VeriSign, Inc. *	149,825	5,554,013
Visa, Inc., Class A	516,600	71,683,416
Yahoo!, Inc. *	1,030,255	17,318,587

		1,178,033,005

Technology Hardware & Equipment 7.6%
Amphenol Corp., Class A	161,800	9,729,034
Apple, Inc.	926,434	551,320,873
Cisco Systems, Inc.	5,241,228	89,834,648
Corning, Inc.	1,500,787	17,634,247
Dell, Inc.	1,453,085	13,411,974
EMC Corp. *	2,074,145	50,650,621
F5 Networks, Inc. *	74,000	6,103,520
FLIR Systems, Inc.	149,700	2,908,671
Harris Corp.	129,300	5,919,354
Hewlett-Packard Co.	1,919,608	26,586,571
Jabil Circuit, Inc.	170,686	2,959,695
JDS Uniphase Corp. *	191,981	1,860,296
Juniper Networks, Inc. *	520,465	8,624,105
Molex, Inc.	126,666	3,289,516
Motorola Solutions, Inc.	282,922	14,621,409
NetApp, Inc. *	345,174	9,285,181
QUALCOMM, Inc.	1,683,365	98,603,105
SanDisk Corp. *	229,524	9,584,922
Seagate Technology plc	367,000	10,026,440
TE Connectivity Ltd.	416,600	13,406,188
Western Digital Corp.	223,300	7,643,559
Xerox Corp.	1,284,866	8,274,537

		962,278,466

Telecommunication Services 3.1%
AT&T, Inc.	5,695,136	196,994,754
CenturyLink, Inc.	613,843	23,559,294
Crown Castle International Corp. *	289,600	19,330,800
Frontier Communications Corp. (b)	937,945	4,427,100
MetroPCS Communications, Inc. *	312,500	3,190,625
Sprint Nextel Corp. *	3,071,908	17,018,371
Verizon Communications, Inc.	2,815,578	125,687,402
Windstream Corp. (b)	565,074	5,390,806

		395,599,152

Transportation 1.6%
C.H. Robinson Worldwide, Inc.	155,995	9,411,178
CSX Corp.	1,013,291	20,742,067
Expeditors International of Washington, Inc.	199,300	7,296,373
FedEx Corp.	288,568	26,545,370
Norfolk Southern Corp.	325,292	19,956,664
Ryder System, Inc.	60,702	2,738,874

See financial notes 5

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Southwest Airlines Co.	753,336	6,644,424
Union Pacific Corp.	464,175	57,107,450
United Parcel Service, Inc., Class B	710,418	52,038,119

		202,480,519

Utilities 3.6%
AGL Resources, Inc.	108,840	4,443,937
Ameren Corp.	230,420	7,576,210
American Electric Power Co., Inc.	469,202	20,851,337
CenterPoint Energy, Inc.	448,566	9,720,425
CMS Energy Corp.	261,884	6,369,019
Consolidated Edison, Inc.	295,865	17,864,329
Dominion Resources, Inc.	566,664	29,908,526
DTE Energy Co.	178,612	11,091,805
Duke Energy Corp.	695,899	45,713,605
Edison International	321,993	15,114,351
Entergy Corp.	173,453	12,589,219
Exelon Corp.	843,593	30,183,758
FirstEnergy Corp.	413,294	18,895,802
Integrys Energy Group, Inc.	71,494	3,863,536
NextEra Energy, Inc.	417,838	29,273,730
NiSource, Inc.	302,662	7,708,801
Northeast Utilities	298,700	11,738,910
NRG Energy, Inc.	240,000	5,174,400
ONEOK, Inc.	200,400	9,478,920
Pepco Holdings, Inc.	205,700	4,087,259
PG&E Corp.	434,406	18,470,943
Pinnacle West Capital Corp.	104,861	5,554,487
PPL Corp.	573,970	16,978,033
Public Service Enterprise Group, Inc.	485,170	15,544,847
SCANA Corp.	129,800	6,370,584
Sempra Energy	222,169	15,496,288
TECO Energy, Inc.	194,819	3,481,415
The AES Corp.	623,349	6,513,997
The Southern Co.	855,125	40,054,055
Wisconsin Energy Corp.	218,600	8,409,542
Xcel Energy, Inc.	497,586	14,056,804

		452,578,874

Total Common Stock
(Cost $9,225,822,139)		12,480,987,418

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 1.4% of net assets

Time Deposits 1.3%
Bank of Montreal
0.03%, 11/01/12	11,374,525	11,374,525
Bank of Nova Scotia
0.03%, 11/01/12	15,000,000	15,000,000
BNP Paribas
0.03%, 11/01/12	88,564,698	88,564,698
DNB
0.03%, 11/01/12	29,067,447	29,067,447
Societe General
0.03%, 11/01/12	25,036,460	25,036,460

		169,043,130

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.11%, 12/20/12 (c)(d)	10,780,000	10,778,459

Total Short-Term Investments
(Cost $179,821,589)		179,821,589

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.2% of net assets

Wells Fargo Advantage Government Money Market Fund	31,508,589	31,508,589

Total Collateral Invested for Securities on Loan
(Cost $31,508,589)		31,508,589

End of Collateral Invested for Securities on Loan.

At 10/31/12, tax basis cost of the fund’s investments was $9,446,008,739 and the unrealized appreciation and depreciation were $4,389,637,779 and ($1,174,837,511), respectively, with a net unrealized appreciation of $3,214,800,268.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	2,500	175,850,000	(5,136,125)

6 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

97.4%		Common Stock	1,363,052,199	1,630,498,243
0.0%		Rights	—	—
0.0%		Warrants	—	591
2.6%		Short-Term Investments	43,991,885	43,991,885

100.0%		Total Investments	1,407,044,084	1,674,490,719
5.6%		Collateral Invested for Securities on Loan	93,407,211	93,407,211
(5	.6)%	Other Assets and Liabilities, Net		(93,156,428)

100.0%		Net Assets		1,674,741,502

	Number	Value
Security	of Shares	($)

Common Stock 97.4% of net assets

Automobiles & Components 0.8%
American Axle & Manufacturing Holdings, Inc. *	93,000	1,010,910
Cooper Tire & Rubber Co.	85,523	1,721,578
Dana Holding Corp.	205,600	2,705,696
Dorman Products, Inc. *	33,600	1,026,480
Drew Industries, Inc. *	26,200	829,754
Exide Technologies *	103,700	316,285
Federal-Mogul Corp. *	25,400	191,516
Fuel Systems Solutions, Inc. *	22,300	362,821
Gentherm, Inc. *	39,700	477,194
Modine Manufacturing Co. *	62,300	423,640
Shiloh Industries, Inc.	7,200	81,936
Spartan Motors, Inc.	44,700	210,090
Standard Motor Products, Inc.	28,800	540,864
Stoneridge, Inc. *	42,600	211,722
Superior Industries International, Inc.	31,400	536,626
Tenneco, Inc. *	84,600	2,584,530
Tower International, Inc. *	8,800	62,304
Winnebago Industries, Inc. *	39,000	491,400

		13,785,346

Banks 8.2%
1st Source Corp.	20,121	446,887
1st United Bancorp, Inc. *	43,000	258,430
Access National Corp.	10,100	133,219
Alliance Financial Corp.	6,400	289,792
American National Bankshares, Inc.	10,700	224,593
Ameris Bancorp *	31,800	339,306
Ames National Corp.	11,100	219,558
Arrow Financial Corp. (c)	13,871	338,452
Astoria Financial Corp.	120,800	1,211,624
BancFirst Corp.	8,716	383,155
Banco Latinoamericano de Comercio Exterior, S.A., Class E	39,200	882,000
BancorpSouth, Inc.	132,900	1,880,535
Bank Mutual Corp.	61,600	277,816
Bank of Kentucky Financial Corp.	7,700	193,578
Bank of Marin Bancorp	7,100	265,043
Bank of the Ozarks, Inc.	40,100	1,312,874
BankFinancial Corp.	28,200	226,446
Banner Corp.	26,700	774,033
Bar Harbor Bankshares	5,300	187,938
BBCN Bancorp, Inc.	107,100	1,277,703
Beneficial Mutual Bancorp, Inc. *	44,503	421,888
Berkshire Bancorp, Inc. *	8,700	72,384
Berkshire Hills Bancorp, Inc.	34,300	805,364
BofI Holding, Inc. *	13,500	379,620
Boston Private Financial Holdings, Inc.	106,600	982,852
Bridge Bancorp, Inc.	11,800	236,000
Bridge Capital Holdings *	12,200	182,390
Brookline Bancorp, Inc.	95,522	810,027
Bryn Mawr Bank Corp.	16,400	371,296
BSB Bancorp, Inc. *	11,300	145,657
C&F Financial Corp.	4,400	172,700
Camden National Corp.	10,300	359,470
Cape Bancorp, Inc. *	15,400	136,444
Capital City Bank Group, Inc. *	15,300	155,295
Cardinal Financial Corp.	42,500	678,725
Cascade Bancorp (c)*	17,770	88,495
Cathay General Bancorp	108,022	1,910,909
Center Bancorp, Inc.	16,200	184,518
Centerstate Banks, Inc.	40,200	348,534
Central Pacific Financial Corp. *	29,700	426,789
Century Bancorp, Inc., Class A	4,700	153,737
Charter Financial Corp.	9,029	88,213
Chemical Financial Corp.	38,603	907,943
Citizens & Northern Corp.	16,300	302,691
Citizens Republic Bancorp, Inc. *	55,000	997,700
City Holding Co.	20,400	716,448
Clifton Savings Bancorp, Inc.	11,400	126,084
CNB Financial Corp.	16,500	283,470
CoBiz Financial, Inc.	49,300	351,509
Columbia Banking System, Inc.	55,100	975,821
Community Bank System, Inc.	54,200	1,495,378
Community Trust Bancorp, Inc.	19,800	671,616
Crescent Financial Bancshares, Inc. (c)*	13,000	56,290
CVB Financial Corp.	122,919	1,329,984
Dime Community Bancshares, Inc.	44,600	646,700
Doral Financial Corp. *	171,000	162,433
Eagle Bancorp, Inc. *	22,400	467,264
Enterprise Bancorp, Inc.	8,190	139,803
Enterprise Financial Services Corp.	24,300	340,200
ESB Financial Corp.	16,700	225,283

18 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ESSA Bancorp, Inc.	15,200	153,216
EverBank Financial Corp.	30,700	467,868
F.N.B. Corp.	195,937	2,102,404
Farmers National Banc Corp. (c)	25,800	159,702
Federal Agricultural Mortgage Corp., Class C	13,200	371,844
Fidelity Southern Corp.	13,245	129,670
Financial Institutions, Inc.	18,500	352,240
First Bancorp	20,200	211,090
First BanCorp *	96,500	409,160
First Bancorp, Inc.	12,096	199,342
First Busey Corp.	103,200	487,104
First California Financial Group, Inc. *	30,800	207,900
First Commonwealth Financial Corp.	146,256	957,977
First Community Bancshares, Inc.	24,600	368,508
First Connecticut Bancorp, Inc.	23,900	327,191
First Defiance Financial Corp.	13,000	230,100
First Federal Bancshares of Arkansas, Inc. *	4,700	47,235
First Financial Bancorp	82,689	1,298,217
First Financial Bankshares, Inc. (c)	44,131	1,598,866
First Financial Corp.	14,900	455,791
First Financial Holdings, Inc.	22,100	311,610
First Financial Northwest, Inc. *	22,000	173,800
First Interstate BancSystem, Inc.	24,600	369,738
First Merchants Corp.	39,300	578,103
First Midwest Bancorp, Inc.	103,863	1,284,785
First PacTrust Bancorp, Inc.	13,600	159,936
FirstMerit Corp.	153,000	2,120,580
Flushing Financial Corp.	42,000	653,100
FNB United Corp. (c)*	13,700	163,989
Fox Chase Bancorp, Inc.	19,500	303,420
Franklin Financial Corp. *	21,500	370,445
German American Bancorp, Inc.	16,900	381,095
Glacier Bancorp, Inc.	100,711	1,460,310
Great Southern Bancorp, Inc.	13,600	385,832
Guaranty Bancorp *	104,600	191,418
Hancock Holding Co.	106,049	3,350,088
Hanmi Financial Corp. *	45,900	569,619
Heartland Financial USA, Inc.	19,900	571,130
Heritage Commerce Corp. *	27,900	183,861
Heritage Financial Corp.	21,000	290,430
Heritage Financial Group, Inc.	11,900	159,222
Heritage Oaks Bancorp *	27,600	150,144
Hingham Institution for Savings	1,800	122,310
Home Bancorp, Inc. *	9,400	177,754
Home Bancshares, Inc.	29,990	1,038,854
Home Federal Bancorp, Inc.	22,200	253,524
Home Loan Servicing Solutions Ltd.	40,300	781,820
HomeStreet, Inc. *	6,000	268,680
HomeTrust Bancshares, Inc. *	29,400	401,310
Horizon Bancorp	6,600	191,400
Hudson Valley Holding Corp.	20,900	336,699
IBERIABANK Corp.	41,500	2,066,285
Independent Bank Corp.	30,100	888,251
International Bancshares Corp.	73,100	1,326,765
Investors Bancorp, Inc.	62,000	1,115,380
Kaiser Federal Financial Group, Inc.	12,400	191,332
Kearny Financial Corp.	22,000	207,900
Lakeland Bancorp, Inc.	37,050	367,907
Lakeland Financial Corp.	23,200	619,208
MainSource Financial Group, Inc.	27,000	338,040
MB Financial, Inc.	75,024	1,519,986
Mercantile Bank Corp. *	11,800	195,054
Merchants Bancshares, Inc.	6,446	188,739
Meridian Interstate Bancorp, Inc. *	11,800	199,302
Metro Bancorp, Inc. *	18,600	241,428
MetroCorp Bancshares, Inc. *	21,700	220,038
MGIC Investment Corp. *	251,400	432,408
Middleburg Financial Corp.	7,400	124,764
MidSouth Bancorp, Inc.	10,200	158,100
MidWestOne Financial Group, Inc.	9,300	187,860
NASB Financial, Inc. (c)*	5,800	132,820
National Bankshares, Inc.	9,300	292,950
National Penn Bancshares, Inc.	172,878	1,543,801
Nationstar Mortgage Holdings, Inc. *	26,300	950,219
NBT Bancorp, Inc.	46,085	980,228
Northfield Bancorp, Inc. (c)	22,800	370,272
Northrim BanCorp, Inc.	8,900	200,517
Northwest Bancshares, Inc.	134,009	1,594,707
OceanFirst Financial Corp.	19,600	273,224
Ocwen Financial Corp. *	149,200	5,754,644
Old National Bancorp	140,783	1,727,407
OmniAmerican Bancorp, Inc. *	15,900	363,951
Oriental Financial Group, Inc.	55,500	653,790
Oritani Financial Corp.	62,450	954,236
Pacific Capital Bancorp *	5,500	252,505
Pacific Continental Corp.	24,700	229,463
Pacific Mercantile Bancorp *	14,600	104,682
PacWest Bancorp	42,216	949,860
Park National Corp. (c)	15,553	1,035,052
Park Sterling Corp. *	42,900	214,500
Peapack-Gladstone Financial Corp.	12,200	188,978
Penns Woods Bancorp, Inc.	5,100	206,703
Peoples Bancorp, Inc.	14,100	300,330
Peoples Federal Bancshares, Inc.	8,400	143,220
Pinnacle Financial Partners, Inc. *	47,932	937,071
Preferred Bank *	16,100	228,781
PrivateBancorp, Inc.	85,376	1,379,676
Prosperity Bancshares, Inc.	66,100	2,766,946
Provident Financial Holdings, Inc.	13,400	197,918
Provident Financial Services, Inc.	83,551	1,253,265
Provident New York Bancorp	60,100	548,713
Radian Group, Inc.	181,900	853,111
Renasant Corp.	36,300	668,283
Republic Bancorp, Inc., Class A	13,300	287,546
Rockville Financial, Inc.	39,500	524,955
Roma Financial Corp.	10,100	88,981
S&T Bancorp, Inc.	41,981	737,606
S.Y. Bancorp, Inc.	16,100	379,638
Sandy Spring Bancorp, Inc.	34,900	667,288
SCBT Financial Corp.	20,700	821,376
Seacoast Banking Corp. of Florida *	97,100	155,360
SI Financial Group, Inc.	14,500	159,500
Sierra Bancorp	15,900	178,875
Simmons First National Corp., Class A	23,200	577,448

See financial notes 19

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Southside Bancshares, Inc.	25,300	516,373
Southwest Bancorp, Inc. *	26,000	280,540
State Bank Financial Corp.	44,800	679,616
StellarOne Corp.	30,800	422,576
Sterling Bancorp	41,400	395,370
Sterling Financial Corp.	37,900	805,754
Suffolk Bancorp *	13,000	195,260
Sun Bancorp, Inc. *	50,400	155,736
Susquehanna Bancshares, Inc.	261,608	2,712,875
Taylor Capital Group, Inc. *	22,200	414,696
Territorial Bancorp, Inc.	16,000	361,600
Texas Capital Bancshares, Inc. *	55,700	2,644,079
The Bancorp, Inc. *	39,200	445,704
The First of Long Island Corp.	10,200	305,898
Tompkins Financial Corp.	15,400	623,392
TowneBank	35,879	558,636
Tree.com, Inc. *	8,300	119,935
TriCo Bancshares	21,900	367,920
TrustCo Bank Corp.	131,702	734,897
Trustmark Corp.	90,877	2,132,883
UMB Financial Corp.	45,300	2,017,209
Umpqua Holdings Corp.	157,495	1,904,115
Union First Market Bankshares Corp.	27,100	425,470
United Bankshares, Inc. (c)	69,022	1,644,794
United Community Banks, Inc. *	55,700	484,590
United Financial Bancorp, Inc.	21,600	331,992
Univest Corp. of Pennsylvania	22,500	380,700
ViewPoint Financial Group, Inc.	46,700	971,360
Virginia Commerce Bancorp, Inc. *	36,800	337,088
Walker & Dunlop, Inc. *	14,400	239,184
Washington Banking Co.	20,500	280,235
Washington Trust Bancorp, Inc.	21,000	566,790
Waterstone Financial, Inc. *	20,600	111,240
Webster Financial Corp.	101,200	2,226,400
WesBanco, Inc.	32,998	725,956
West Bancorp, Inc.	20,800	226,928
West Coast Bancorp	25,800	568,116
Westamerica Bancorp	38,700	1,707,444
Western Alliance Bancorp *	97,200	997,272
Westfield Financial, Inc.	37,600	274,104
Wilshire Bancorp, Inc. *	90,100	586,551
Wintrust Financial Corp.	49,855	1,842,142
WSFS Financial Corp.	10,500	444,728

		136,308,628

Capital Goods 8.8%
A.O. Smith Corp.	54,295	3,299,507
A123 Systems, Inc. *	147,000	21,139
AAON, Inc.	25,150	527,647
AAR Corp.	56,097	846,504
Accuride Corp. *	65,000	173,550
Aceto Corp.	35,700	357,714
Actuant Corp., Class A	101,048	2,853,596
Acuity Brands, Inc.	58,800	3,804,360
Aegion Corp. *	55,000	1,015,850
Aerovironment, Inc. *	24,300	534,357
Aircastle Ltd.	80,600	897,078
Alamo Group, Inc.	10,500	351,750
Albany International Corp., Class A	39,000	856,830
Altra Holdings, Inc.	38,200	688,364
Ameresco, Inc., Class A *	27,700	306,362
American Railcar Industries, Inc. *	13,000	381,940
American Science & Engineering, Inc.	12,200	775,676
American Superconductor Corp. (c)*	59,800	214,682
American Woodmark Corp. *	12,600	289,800
Ampco-Pittsburgh Corp.	11,400	201,324
API Technologies Corp. *	44,400	117,216
Apogee Enterprises, Inc.	40,100	816,837
Applied Industrial Technologies, Inc.	59,166	2,401,548
Argan, Inc.	13,500	240,165
Astec Industries, Inc. *	28,095	809,136
Astronics Corp. *	15,600	362,076
Astronics Corp., Class B *	2,340	53,469
AZZ, Inc.	35,000	1,380,400
Barnes Group, Inc.	75,740	1,732,931
Beacon Roofing Supply, Inc. *	64,382	2,082,114
Belden, Inc.	63,500	2,273,300
Blount International, Inc. *	68,262	903,106
BlueLinx Holdings, Inc. *	33,100	69,841
Brady Corp., Class A	67,329	2,071,040
Briggs & Stratton Corp.	67,593	1,334,962
Builders FirstSource, Inc. *	60,900	335,559
CAI International, Inc. *	18,200	403,312
Capstone Turbine Corp. *	409,800	409,800
Cascade Corp.	13,300	864,367
Ceradyne, Inc.	33,312	1,164,588
Chart Industries, Inc. *	41,700	2,951,943
CIRCOR International, Inc.	24,300	838,107
CLARCOR, Inc.	69,900	3,162,276
Coleman Cable, Inc.	11,200	106,288
Columbus McKinnon Corp. *	25,800	386,226
Comfort Systems USA, Inc.	50,800	553,720
Commercial Vehicle Group, Inc. *	33,500	254,265
CPI Aerostructures, Inc. *	7,700	84,777
Cubic Corp.	22,615	1,103,612
Curtiss-Wright Corp.	66,000	2,037,420
DigitalGlobe, Inc. *	49,300	1,278,842
Douglas Dynamics, Inc.	30,400	461,776
DXP Enterprises, Inc. *	12,500	615,375
Dycom Industries, Inc. *	47,200	672,128
Dynamic Materials Corp.	17,900	240,218
Edgen Group, Inc. *	20,600	156,766
EMCOR Group, Inc.	93,100	2,994,096
Encore Wire Corp.	26,241	809,797
Energy Recovery, Inc. *	61,300	182,061
EnerSys, Inc. *	66,878	2,305,953
Enphase Energy, Inc. *	11,400	41,838
EnPro Industries, Inc. *	28,800	1,052,928
ESCO Technologies, Inc.	37,769	1,414,071
Esterline Technologies Corp. *	43,000	2,484,970
Federal Signal Corp. *	83,200	480,064
Flow International Corp. *	63,400	210,488
Franklin Electric Co., Inc.	32,218	1,866,711
FreightCar America, Inc.	16,000	308,000
FuelCell Energy, Inc. *	215,500	200,523
Furmanite Corp. *	49,500	249,975
GenCorp, Inc. *	83,200	733,824
Generac Holdings, Inc.	35,300	1,200,200
GeoEye, Inc. *	20,700	649,359

20 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Gibraltar Industries, Inc. *	40,700	507,122
Global Power Equipment Group, Inc.	23,600	398,840
Graham Corp.	13,200	237,204
Granite Construction, Inc.	54,500	1,646,445
Great Lakes Dredge & Dock Corp.	85,200	677,340
Griffon Corp.	63,821	647,783
H&E Equipment Services, Inc.	40,500	616,410
Hardinge, Inc.	16,000	166,080
HEICO Corp.	73,545	2,841,043
Hexcel Corp. *	138,383	3,537,070
Houston Wire & Cable Co.	23,800	263,466
Hurco Cos., Inc. *	8,600	197,628
Hyster-Yale Materials Handling, Inc. *	7,777	319,479
Hyster-Yale Materials Handling, Inc., Class B (a)(b)*	7,777	319,479
II-VI, Inc. *	72,200	1,192,022
Insteel Industries, Inc.	23,600	273,760
John Bean Technologies Corp.	40,900	630,678
Kadant, Inc. *	16,500	400,785
Kaman Corp.	37,349	1,389,383
Kaydon Corp.	43,635	975,679
Kratos Defense & Security Solutions, Inc. *	54,700	301,397
L.B. Foster Co., Class A	12,700	419,227
Layne Christensen Co. *	28,311	631,052
Lindsay Corp.	18,000	1,374,660
LMI Aerospace, Inc. *	12,300	246,984
LSI Industries, Inc.	26,100	176,958
Lydall, Inc. *	23,000	296,930
MasTec, Inc. *	79,973	1,804,191
Meritor, Inc. *	131,700	582,114
Met-Pro Corp.	19,600	177,968
Michael Baker Corp. *	11,200	253,232
Middleby Corp. *	26,152	3,267,692
Miller Industries, Inc.	15,800	242,530
Moog, Inc., Class A *	63,200	2,339,032
Mueller Industries, Inc.	29,224	1,280,011
Mueller Water Products, Inc., Class A	218,000	1,135,780
MYR Group, Inc. *	29,000	614,220
National Presto Industries, Inc. (c)	7,100	527,885
NCI Building Systems, Inc. *	26,400	295,944
NN, Inc. *	22,500	186,300
Nortek, Inc. *	10,600	630,806
Northwest Pipe Co. *	12,500	287,250
Omega Flex, Inc. *	3,702	46,275
Orbital Sciences Corp. *	80,436	1,077,842
Orion Marine Group, Inc. *	36,200	242,178
Patrick Industries, Inc. *	5,800	102,486
PGT, Inc. *	26,800	115,776
Pike Electric Corp. *	21,800	198,598
PMFG, Inc. *	27,700	180,050
Powell Industries, Inc. *	13,000	517,140
Preformed Line Products Co.	3,300	177,771
Primoris Services Corp.	41,100	574,167
Proto Labs, Inc. *	6,600	229,020
Quanex Building Products Corp.	50,804	1,004,395
Raven Industries, Inc.	49,800	1,359,042
RBC Bearings, Inc. *	30,500	1,514,630
Rexnord Corp. (c)*	39,500	715,740
Robbins & Myers, Inc.	53,500	3,171,480
Rush Enterprises, Inc., Class A *	48,087	913,653
Sauer-Danfoss, Inc.	16,600	664,996
Seaboard Corp. *	400	912,532
SeaCube Container Leasing Ltd.	14,800	274,096
SIFCO Industries, Inc.	3,400	56,950
Simpson Manufacturing Co., Inc.	55,694	1,696,439
Standex International Corp.	17,600	813,824
Sterling Construction Co., Inc. *	22,000	195,800
Sun Hydraulics Corp.	30,150	803,196
Sypris Solutions, Inc.	14,500	91,350
TAL International Group, Inc.	40,100	1,369,014
Taser International, Inc. *	76,200	595,122
Teledyne Technologies, Inc. *	51,200	3,278,336
Tennant Co.	26,700	999,114
Textainer Group Holdings Ltd.	19,200	579,840
The Eastern Co.	8,500	136,000
The Gorman-Rupp Co.	20,425	551,475
The Greenbrier Cos., Inc. *	31,400	546,674
The KEYW Holding Corp. (c)*	34,500	418,830
Thermon Group Holdings, Inc. *	20,200	501,768
Titan International, Inc.	66,300	1,390,974
Titan Machinery, Inc. *	23,200	548,680
Trex Co., Inc. *	19,000	663,860
TriMas Corp. *	44,200	1,108,536
Tutor Perini Corp. *	49,030	497,164
Twin Disc, Inc.	11,300	171,308
Universal Forest Products, Inc.	28,162	1,084,237
USG Corp. (c)*	101,700	2,716,407
Vicor Corp. *	26,200	167,156
Wabash National Corp. *	98,800	623,428
Watsco, Inc.	41,000	2,802,350
Watts Water Technologies, Inc., Class A	41,407	1,665,804
Willis Lease Finance Corp. *	7,500	106,650
Woodward, Inc.	96,000	3,216,000

		148,010,406

Commercial & Professional Supplies 3.6%
A.T. Cross Co., Class A *	12,800	121,216
ABM Industries, Inc.	73,809	1,402,371
Acacia Research Corp. *	72,500	1,882,825
Acco Brands Corp. *	155,100	1,122,924
Acorn Energy, Inc. (c)	24,600	209,346
American Reprographics Co. *	49,600	189,968
Asset Acceptance Capital Corp. *	21,800	139,084
ASTA Funding, Inc.	15,200	142,576
Barrett Business Services, Inc.	10,200	304,266
Casella Waste Systems, Inc., Class A *	52,000	238,160
CBIZ, Inc. *	52,800	291,456
CDI Corp.	19,400	333,486
CECO Environmental Corp.	9,800	86,730
Cenveo, Inc. *	73,800	148,338
Compx International, Inc.	6,699	93,987
Consolidated Graphics, Inc. *	11,400	336,414
Courier Corp.	13,800	166,290
CRA International, Inc. *	14,500	242,730
Deluxe Corp.	70,746	2,229,206
Encore Capital Group, Inc. *	30,100	872,900
EnergySolutions, Inc. *	106,900	305,734

See financial notes 21

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
EnerNOC, Inc. *	35,000	431,200
Ennis, Inc.	38,200	584,460
Exponent, Inc. *	18,700	1,028,126
Franklin Covey Co. *	17,900	215,158
FTI Consulting, Inc. *	59,000	1,531,640
G&K Services, Inc., Class A	26,330	849,143
GP Strategies Corp. *	19,900	383,075
Healthcare Services Group, Inc.	96,025	2,294,997
Heidrick & Struggles International, Inc.	24,100	285,344
Heritage-Crystal Clean, Inc. *	10,600	187,620
Herman Miller, Inc.	80,100	1,553,139
Hill International, Inc. *	33,600	113,904
HNI Corp.	62,500	1,720,000
Hudson Global, Inc. *	43,900	177,356
Huron Consulting Group, Inc. *	31,500	908,775
ICF International, Inc. *	28,200	517,470
InnerWorkings, Inc. *	43,600	628,712
Insperity, Inc.	30,710	801,838
Interface, Inc.	80,400	1,150,524
Intersections, Inc. (c)	12,300	114,267
Kelly Services, Inc., Class A	35,723	474,759
Kforce, Inc. *	38,800	432,620
Kimball International, Inc., Class B	45,500	543,270
Knoll, Inc.	66,903	962,734
Korn/Ferry International *	65,261	873,845
McGrath RentCorp	33,798	887,535
Metalico, Inc. *	53,700	114,381
Mine Safety Appliances Co.	37,889	1,462,515
Mistras Group, Inc. *	21,400	472,726
Mobile Mini, Inc. *	52,468	913,993
Multi-Color Corp.	18,500	420,320
Navigant Consulting, Inc. *	72,548	753,774
NL Industries, Inc.	8,900	90,513
Odyssey Marine Exploration, Inc. (c)*	97,500	281,775
On Assignment, Inc. *	59,000	1,125,720
Pendrell Corp. *	202,500	240,975
Performant Financial Corp. *	12,500	123,375
Portfolio Recovery Associates, Inc. *	23,943	2,505,635
Quad Graphics, Inc. (c)	37,000	678,210
Resources Connection, Inc.	57,950	715,103
RPX Corp. *	29,000	305,370
Schawk, Inc.	17,700	218,418
Standard Parking Corp. *	21,200	484,420
Steelcase, Inc., Class A	106,542	1,066,485
Swisher Hygiene, Inc. (c)*	154,600	228,808
Sykes Enterprises, Inc. *	54,193	738,109
Team, Inc. *	27,100	888,338
Tetra Tech, Inc. *	88,900	2,306,066
The Advisory Board Co. *	48,952	2,325,220
The Brink’s Co.	64,900	1,707,519
The Corporate Executive Board Co.	46,200	2,077,152
The Dolan Co. *	40,700	188,441
The Geo Group, Inc.	85,400	2,367,288
TMS International Corp., Class A *	17,200	180,256
TRC Cos., Inc. *	23,700	170,877
TrueBlue, Inc. *	57,576	751,367
UniFirst Corp.	19,935	1,386,878
United Stationers, Inc.	56,834	1,649,323
US Ecology, Inc.	24,500	581,385
Viad Corp.	27,296	578,948
VSE Corp.	5,500	130,075
WageWorks, Inc. *	8,900	172,571

		60,913,847

Consumer Durables & Apparel 3.1%
American Greetings Corp., Class A (c)	48,211	827,783
Arctic Cat, Inc. *	17,200	623,844
Bassett Furniture Industries, Inc.	15,500	177,785
Beazer Homes USA, Inc. *	34,140	562,969
Black Diamond, Inc. *	28,600	271,700
Blyth, Inc. (c)	14,000	319,760
Brunswick Corp.	124,400	2,934,596
Callaway Golf Co.	94,069	513,617
Cavco Industries, Inc. *	10,200	493,068
Cherokee, Inc.	11,400	164,274
Columbia Sportswear Co. (c)	16,700	941,880
Crocs, Inc. *	125,100	1,576,260
CSS Industries, Inc.	13,400	269,340
Culp, Inc.	12,000	151,680
Delta Apparel, Inc. *	9,500	143,830
Ethan Allen Interiors, Inc.	34,179	1,005,204
Fifth & Pacific Cos., Inc. *	149,300	1,639,314
Flexsteel Industries, Inc.	6,200	124,806
G-III Apparel Group Ltd. *	23,500	868,560
Helen of Troy Ltd. *	43,500	1,314,570
Hooker Furniture Corp.	14,800	201,872
Hovnanian Enterprises, Inc., Class A (c)*	137,000	589,100
Iconix Brand Group, Inc. *	97,700	1,808,427
iRobot Corp. *	37,700	677,469
JAKKS Pacific, Inc.	36,400	469,924
Johnson Outdoors, Inc., Class A *	8,500	165,835
K-Swiss, Inc., Class A *	35,100	80,028
KB Home (c)	107,000	1,709,860
La-Z-Boy, Inc. *	72,500	1,175,950
LeapFrog Enterprises, Inc. *	69,300	612,612
Libbey, Inc. *	29,300	525,935
Lifetime Brands, Inc.	12,400	137,640
M.D.C. Holdings, Inc.	52,500	2,007,600
M/I Homes, Inc. *	29,700	660,825
Maidenform Brands, Inc. *	33,200	621,172
Marine Products Corp.	13,700	81,241
Meritage Homes Corp. *	42,385	1,567,397
Movado Group, Inc.	24,700	782,743
NACCO Industries, Inc., Class A	7,777	393,827
Oxford Industries, Inc.	19,200	1,065,216
Perry Ellis International, Inc. *	16,800	346,752
Quiksilver, Inc. *	189,900	607,680
R. G. Barry Corp.	11,500	175,260
Sealy Corp. (c)*	66,200	147,626
Skechers U.S.A., Inc., Class A *	53,778	892,715
Skullcandy, Inc. (c)*	22,200	268,842
Smith & Wesson Holding Corp. *	89,100	855,360
Standard Pacific Corp. *	160,600	1,108,140
Steinway Musical Instruments, Inc. *	10,700	258,298
Steven Madden Ltd. *	55,000	2,360,600
Sturm, Ruger & Co., Inc. (c)	26,100	1,232,703

22 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Jones Group, Inc.	112,600	1,329,806
The Ryland Group, Inc.	61,200	2,072,844
The Warnaco Group, Inc. *	57,200	4,037,176
True Religion Apparel, Inc.	36,300	931,095
Tumi Holdings, Inc. (c)*	29,600	663,040
Unifi, Inc. *	18,700	262,361
Universal Electronics, Inc. *	20,100	344,916
Vera Bradley, Inc. (c)*	27,400	816,794
Wolverine World Wide, Inc.	67,436	2,823,545
Zagg, Inc. (c)*	35,000	251,300

		52,046,366

Consumer Services 4.1%
AFC Enterprises, Inc. *	33,200	840,624
American Public Education, Inc. *	25,200	918,036
Ameristar Casinos, Inc.	47,375	864,594
Ascent Capital Group, Inc., Class A *	20,200	1,200,890
Biglari Holdings, Inc. *	1,600	565,776
BJ’s Restaurants, Inc. *	33,700	1,113,785
Bloomin’ Brands, Inc. *	25,600	349,952
Bluegreen Corp. *	19,700	116,821
Bob Evans Farms, Inc.	40,546	1,543,586
Boyd Gaming Corp. *	81,300	501,621
Bravo Brio Restaurant Group, Inc. *	28,900	381,480
Bridgepoint Education, Inc. (c)*	23,900	239,000
Buffalo Wild Wings, Inc. *	25,500	1,936,725
Caesars Entertainment Corp. (c)*	49,400	286,026
Capella Education Co. *	19,400	605,668
Career Education Corp. *	71,100	241,740
Caribou Coffee Co., Inc. *	29,000	347,130
Carriage Services, Inc.	21,800	231,734
Carrols Restaurant Group, Inc. *	26,300	168,846
CEC Entertainment, Inc.	24,938	773,078
Churchill Downs, Inc.	17,861	1,166,859
Chuy’s Holdings, Inc. *	9,300	227,199
Coinstar, Inc. (c)*	43,900	2,060,666
Collectors Universe	7,300	87,600
Corinthian Colleges, Inc. *	104,400	285,012
Cracker Barrel Old Country Store, Inc.	26,453	1,683,733
Del Frisco’s Restaurant Group, Inc. *	8,100	119,880
Denny’s Corp. *	132,500	609,500
DineEquity, Inc. *	21,500	1,348,050
Domino’s Pizza, Inc.	80,679	3,277,181
Education Management Corp. (c)*	36,600	116,388
Einstein Noah Restaurant Group, Inc.	8,000	123,440
Fiesta Restaurant Group, Inc. *	22,200	293,484
Frisch’s Restaurants, Inc.	4,300	76,884
Grand Canyon Education, Inc. *	54,800	1,192,448
Hillenbrand, Inc.	75,700	1,549,579
Ignite Restaurant Group, Inc. *	9,100	104,286
International Speedway Corp., Class A	39,400	1,004,700
Interval Leisure Group, Inc.	53,900	1,027,334
Isle of Capri Casinos, Inc. *	27,300	165,984
Jack In The Box, Inc. *	60,688	1,578,495
Jamba, Inc. *	88,300	193,377
K12, Inc. (c)*	36,600	749,202
Krispy Kreme Doughnuts, Inc. *	84,200	625,606
LIFE TIME FITNESS, Inc. *	59,777	2,683,390
Lincoln Educational Services Corp.	30,200	112,042
Luby’s, Inc. *	25,200	161,028
Mac-Gray Corp.	15,900	206,700
Marriott Vacations Worldwide Corp. *	36,500	1,435,910
Matthews International Corp., Class A	39,484	1,135,955
Monarch Casino & Resort, Inc. *	11,900	108,528
Morgans Hotel Group Co. *	29,500	190,275
MTR Gaming Group, Inc. *	31,000	108,190
Multimedia Games Holding Co., Inc. *	38,500	612,150
Nathan’s Famous, Inc. *	3,700	102,527
National American University Holdings, Inc.	21,900	89,790
Orient-Express Hotels Ltd., Class A *	132,900	1,558,917
Papa John’s International, Inc. *	24,855	1,325,269
Pinnacle Entertainment, Inc. *	86,685	1,106,101
Premier Exhibitions, Inc. *	35,300	96,722
Red Lion Hotels Corp. *	19,700	129,823
Red Robin Gourmet Burgers, Inc. *	20,200	674,680
Regis Corp.	79,849	1,330,284
Ruby Tuesday, Inc. *	87,200	629,584
Ruth’s Hospitality Group, Inc. *	47,100	313,215
Ryman Hospitality Properties *	42,635	1,663,191
Scientific Games Corp., Class A *	77,900	641,117
SHFL Entertainment, Inc. *	75,400	1,065,402
Six Flags Entertainment Corp.	55,000	3,141,050
Sonic Corp. *	82,829	825,805
Sotheby’s	94,300	2,935,559
Speedway Motorsports, Inc.	15,784	257,279
Steiner Leisure Ltd. *	21,009	922,715
Stewart Enterprises, Inc., Class A	105,500	819,735
Strayer Education, Inc. (c)	16,400	942,344
Texas Roadhouse, Inc.	86,596	1,409,783
The Cheesecake Factory, Inc.	75,300	2,489,418
The Marcus Corp.	27,300	297,570
Town Sports International Holdings, Inc. *	31,800	400,680
Universal Technical Institute, Inc.	28,600	366,652
Vail Resorts, Inc.	50,371	2,860,065
WMS Industries, Inc. *	75,600	1,242,108

		69,285,552

Diversified Financials 3.2%
Apollo Investment Corp.	284,700	2,263,365
Arlington Asset Investment Corp., Class A	15,300	340,425
Artio Global Investors, Inc.	41,900	99,722
BGC Partners, Inc., Class A	135,100	632,268
BlackRock Kelso Capital Corp.	100,400	1,005,004
Calamos Asset Management, Inc., Class A	25,400	274,320
California First National Bancorp	5,400	98,658
Capital Southwest Corp.	4,400	474,100
Cash America International, Inc.	40,370	1,578,063
CIFC Corp. *	8,700	58,725

See financial notes 23

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Cohen & Steers, Inc. (c)	25,328	708,931
Cowen Group, Inc., Class A *	120,100	305,054
Credit Acceptance Corp. *	10,800	881,820
DFC Global Corp. *	60,000	1,011,000
Diamond Hill Investment Group	4,100	315,618
Duff & Phelps Corp., Class A	42,500	528,275
Epoch Holding Corp.	21,900	480,048
Evercore Partners, Inc., Class A	39,300	1,096,470
Ezcorp, Inc., Class A *	65,800	1,293,628
FBR & Co. *	56,146	167,315
Fidus Investment Corp. (c)	16,500	277,200
Fifth Street Finance Corp.	126,500	1,380,115
Financial Engines, Inc. *	63,600	1,527,036
First Cash Financial Services, Inc. *	39,300	1,755,138
Firsthand Technology Value Fund, Inc. *	11,700	209,898
FXCM, Inc., Class A	33,700	303,300
Gain Capital Holdings, Inc.	20,400	93,840
GAMCO Investors, Inc., Class A	9,700	475,300
GFI Group, Inc.	92,868	293,463
Gladstone Capital Corp.	28,200	250,980
Gladstone Investment Corp.	29,600	219,040
Golub Capital BDC, Inc.	19,600	306,348
Green Dot Corp., Class A (c)*	32,900	335,251
Greenhill & Co., Inc.	39,900	1,904,028
GSV Capital Corp. *	26,500	206,435
Harris & Harris Group, Inc. *	41,500	142,345
Hercules Technology Growth Capital, Inc.	69,200	747,360
HFF, Inc., Class A *	44,800	624,064
Horizon Technology Finance Corp.	11,100	181,041
ICG Group, Inc. *	54,400	570,112
INTL FCStone, Inc. *	20,400	378,012
Investment Technology Group, Inc. *	55,265	466,437
JMP Group, Inc.	20,300	112,462
KBW, Inc.	47,700	775,125
KCAP Financial, Inc. (c)	30,300	274,821
Knight Capital Group, Inc., Class A *	252,500	664,075
Ladenburg Thalmann Financial Services, Inc. *	142,600	185,380
Main Street Capital Corp. (c)	38,400	1,153,152
Manning & Napier, Inc.	20,900	271,909
MarketAxess Holdings, Inc.	50,060	1,563,874
Marlin Business Services Corp.	11,600	262,044
MCG Capital Corp.	103,200	480,912
Medallion Financial Corp.	24,600	307,746
Medley Capital Corp.	32,000	460,800
MicroFinancial, Inc.	11,600	91,408
MVC Capital, Inc.	32,100	396,756
Nelnet, Inc., Class A	34,400	839,704
Netspend Holdings, Inc. *	42,600	456,246
New Mountain Finance Corp.	17,600	263,824
NewStar Financial, Inc. *	36,500	456,250
NGP Capital Resources Co.	29,000	212,570
Nicholas Financial, Inc.	13,000	169,130
Oppenheimer Holdings, Inc., Class A	13,800	224,664
PennantPark Investment Corp.	91,000	1,001,000
PHH Corp. *	77,763	1,618,248
PICO Holdings, Inc. *	32,300	715,122
Piper Jaffray Cos., Inc. *	22,239	597,117
Prospect Capital Corp.	207,900	2,461,536
Pzena Investment Management, Inc., Class A	13,700	77,268
Regional Management Corp. (c)*	6,600	115,368
Resource America, Inc., Class A	16,500	111,540
Safeguard Scientifics, Inc. *	27,700	439,045
Solar Capital Ltd.	53,700	1,224,360
Solar Senior Capital Ltd.	13,000	228,280
Stifel Financial Corp. *	75,000	2,377,500
SWS Group, Inc. *	39,000	221,910
TCP Capital Corp.	7,900	121,107
The First Marblehead Corp. *	73,900	69,466
THL Credit, Inc.	20,900	298,243
TICC Capital Corp.	62,800	651,864
Triangle Capital Corp. (c)	38,000	989,140
Virtus Investment Partners, Inc. *	8,200	787,200
Walter Investment Management Corp. *	49,600	2,397,168
Westwood Holdings Group, Inc.	9,500	368,790
WisdomTree Investments, Inc. *	80,400	515,364
World Acceptance Corp. *	14,200	947,992

		54,217,032

Energy 5.8%
Abraxas Petroleum Corp. (c)*	110,200	228,114
Adams Resources & Energy, Inc.	2,900	88,218
Alon USA Energy, Inc.	15,200	199,576
Amyris, Inc. (c)*	41,500	106,655
Apco Oil & Gas International, Inc.	12,200	155,062
Approach Resources, Inc. *	46,200	1,137,906
Arch Coal, Inc.	298,100	2,372,876
Basic Energy Services, Inc. *	42,300	439,497
Berry Petroleum Co., Class A	73,000	2,811,230
Bill Barrett Corp. *	66,000	1,512,060
Bolt Technology Corp.	11,800	169,920
Bonanza Creek Energy, Inc. *	13,400	331,918
BPZ Resources, Inc. *	145,300	418,464
Bristow Group, Inc.	49,587	2,475,383
C&J Energy Services, Inc. (c)*	61,200	1,186,056
Cal Dive International, Inc. (c)*	127,800	161,028
Callon Petroleum Co. *	52,400	299,728
Carrizo Oil & Gas, Inc. *	54,300	1,456,326
Ceres, Inc. (c)*	17,700	93,279
Clayton Williams Energy, Inc. *	7,900	334,565
Clean Energy Fuels Corp. (c)*	90,700	1,038,515
Cloud Peak Energy, Inc. *	86,000	1,814,600
Comstock Resources, Inc. *	65,600	1,123,072
Contango Oil & Gas Co. *	17,500	860,300
Crimson Exploration, Inc. *	29,200	105,704
Crosstex Energy, Inc.	57,500	786,600
CVR Energy, Inc. *	22,600	830,550
Dawson Geophysical Co. *	10,600	253,234
Delek US Holdings, Inc.	23,300	599,975
Dril-Quip, Inc. *	55,800	3,864,708
Emerald Oil, Inc. *	8,985	48,519
Endeavour International Corp. (c)*	64,600	468,996
Energy XXI (Bermuda) Ltd.	109,500	3,624,450
EPL Oil & Gas, Inc. *	38,800	839,632
Evolution Petroleum Corp. *	21,500	176,300

24 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Exterran Holdings, Inc. *	89,000	1,778,220
Forbes Energy Services Ltd. *	20,200	57,772
Forest Oil Corp. *	161,700	1,225,686
Forum Energy Technologies, Inc. *	30,500	680,455
Frontline Ltd. (c)*	69,000	218,730
FX Energy, Inc. *	75,100	362,733
GasLog Ltd. *	32,300	372,742
Gastar Exploration Ltd. *	77,800	87,136
Geospace Technologies Corp. *	17,400	1,126,302
Gevo, Inc. (c)*	42,300	85,446
Global Geophysical Services, Inc. *	24,300	112,266
Goodrich Petroleum Corp. (c)*	34,700	427,851
Green Plains Renewable Energy, Inc. *	34,200	264,366
Gulf Island Fabrication, Inc.	21,000	498,330
GulfMark Offshore, Inc., Class A *	36,800	1,189,376
Gulfport Energy Corp. *	78,000	2,588,040
Halcon Resources Corp. *	153,021	990,046
Hallador Energy Co.	8,900	87,220
Harvest Natural Resources, Inc. *	51,000	445,230
Heckmann Corp. (c)*	183,700	642,950
Helix Energy Solutions Group, Inc. *	147,100	2,543,359
Hercules Offshore, Inc. *	217,500	1,035,300
Hornbeck Offshore Services, Inc. *	49,645	1,719,703
ION Geophysical Corp. *	187,300	1,209,958
Isramco, Inc. *	1,400	141,015
Key Energy Services, Inc. *	207,300	1,355,742
KiOR, Inc., Class A (c)*	36,200	238,920
Knightsbridge Tankers Ltd.	33,300	212,121
Kodiak Oil & Gas Corp. *	366,300	3,384,612
Lufkin Industries, Inc.	46,890	2,344,969
Magnum Hunter Resources Corp. *	207,900	794,178
Matador Resources Co. *	18,500	163,355
Matrix Service Co. *	35,400	371,346
McMoRan Exploration Co. (c)*	140,200	1,672,586
Midstates Petroleum Co, Inc. *	33,000	203,610
Miller Energy Resources, Inc. (c)*	41,600	188,032
Mitcham Industries, Inc. *	18,500	250,675
Natural Gas Services Group, Inc. *	16,400	260,104
Newpark Resources, Inc. *	126,710	860,361
Nordic American Tankers Ltd. (c)	74,300	624,120
Northern Oil & Gas, Inc. *	87,200	1,321,952
Oasis Petroleum, Inc. *	111,100	3,263,007
Overseas Shipholding Group, Inc. (c)	33,900	37,968
Panhandle Oil & Gas, Inc., Class A	9,400	254,552
Parker Drilling Co. *	165,165	715,164
PDC Energy, Inc. *	41,703	1,262,350
Penn Virginia Corp.	61,178	276,524
PetroQuest Energy, Inc. *	84,900	517,890
PHI, Inc. - Non Voting Shares *	17,500	547,575
Pioneer Energy Services Corp. *	87,600	578,160
Quicksilver Resources, Inc. (c)*	161,200	623,844
Renewable Energy Group, Inc. *	9,600	47,328
Rentech, Inc. *	316,700	817,086
Resolute Energy Corp. *	66,300	588,744
REX American Resources Corp. *	8,200	144,402
Rex Energy Corp. *	58,900	779,836
RigNet, Inc. *	16,900	313,833
Rosetta Resources, Inc. *	73,600	3,388,544
Sanchez Energy Corp. *	15,900	287,154
Saratoga Resources, Inc. (c)*	24,900	123,504
Scorpio Tankers, Inc. *	51,700	281,765
SemGroup Corp., Class A *	58,800	2,272,032
Ship Finance International Ltd. (c)	62,800	965,864
Solazyme, Inc. (c)*	44,900	363,690
Stone Energy Corp. *	67,968	1,603,365
Swift Energy Co. *	60,701	1,014,314
Synergy Resources Corp. *	53,700	228,225
T.G.C. Industries, Inc. *	20,000	147,200
Targa Resources Corp.	41,600	2,118,688
Teekay Tankers Ltd., Class A (c)	86,500	297,560
Tesco Corp. *	40,400	355,924
TETRA Technologies, Inc. *	108,974	583,011
Triangle Petroleum Corp. *	63,800	407,682
Union Drilling, Inc. *	20,300	131,747
Uranerz Energy Corp. (c)*	86,500	143,590
Uranium Energy Corp. (c)*	136,000	320,960
VAALCO Energy, Inc. *	79,400	648,698
Vantage Drilling Co. (c)*	262,900	483,736
W&T Offshore, Inc.	49,000	830,550
Warren Resources, Inc. *	95,700	272,745
Western Refining, Inc.	80,422	2,000,095
Westmoreland Coal Co. *	13,300	136,724
Willbros Group, Inc. *	53,400	272,874
ZaZa Energy Corp. (c)*	34,100	49,445

		97,047,880

Food & Staples Retailing 1.1%
Arden Group, Inc., Class A	1,800	177,210
Casey’s General Stores, Inc.	53,100	2,737,305
Harris Teeter Supermarkets, Inc.	61,200	2,291,940
Ingles Markets, Inc., Class A	16,831	272,662
Nash Finch Co.	16,200	311,526
Natural Grocers by Vitamin Cottage, Inc. *	9,900	200,772
PriceSmart, Inc.	25,000	2,074,750
Rite Aid Corp. *	906,000	1,050,960
Roundy’s, Inc. (c)	25,800	135,192
Spartan Stores, Inc.	30,300	435,108
SUPERVALU, Inc. (c)	291,400	906,254
Susser Holdings Corp. *	15,400	553,476
The Andersons, Inc.	25,300	993,784
The Chefs’ Warehouse, Inc. *	17,000	262,480
The Pantry, Inc. *	34,000	451,010
United Natural Foods, Inc. *	67,882	3,614,038
Village Super Market, Inc., Class A	11,600	425,372
Weis Markets, Inc.	15,800	650,328

		17,544,167

Food, Beverage & Tobacco 1.9%
Alico, Inc.	4,700	147,533
Alliance One International, Inc. *	116,600	354,464
Annie’s, Inc. *	6,900	272,550
B&G Foods, Inc.	73,000	2,209,710
Cal-Maine Foods, Inc.	20,100	866,913
Calavo Growers, Inc.	15,900	375,399
Central European Distribution Corp. *	97,400	251,292

See financial notes 25

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Chiquita Brands International, Inc. *	60,802	438,382
Coca-Cola Bottling Co. Consolidated	6,800	467,432
Craft Brewers Alliance, Inc. *	13,900	105,362
Darling International, Inc. *	163,900	2,709,267
Diamond Foods, Inc. (c)	31,900	590,788
Dole Food Co., Inc. (c)*	48,100	605,579
Farmer Brothers Co. *	9,100	88,543
Fresh Del Monte Produce, Inc.	52,300	1,316,391
Griffin Land & Nurseries, Inc.	3,800	98,610
Inventure Foods, Inc. *	17,900	106,684
J&J Snack Foods Corp.	20,300	1,162,581
John B. Sanfilippo & Son, Inc. *	10,900	183,338
Lancaster Colony Corp.	25,700	1,870,446
Lifeway Foods, Inc.	10,100	94,536
Limoneira Co. (c)	11,400	256,158
National Beverage Corp. *	15,001	223,065
Omega Protein Corp. *	25,900	168,609
Pilgrim’s Pride Corp. *	81,849	460,810
Post Holdings, Inc. *	37,900	1,195,745
Sanderson Farms, Inc.	31,500	1,426,635
Seneca Foods Corp., Class A *	12,400	354,454
Smart Balance, Inc. *	83,800	997,220
Snyders-Lance, Inc.	62,300	1,578,682
Star Scientific, Inc. (c)*	200,000	606,000
The Boston Beer Co., Inc., Class A (c)*	11,000	1,183,380
The Hain Celestial Group, Inc. *	51,431	2,972,712
Tootsie Roll Industries, Inc. (c)	32,851	875,479
TreeHouse Foods, Inc. *	50,400	2,698,920
Universal Corp.	31,945	1,583,194
Vector Group Ltd.	76,273	1,255,454
Westway Group, Inc. *	16,700	105,377

		32,257,694

Health Care Equipment & Services 6.5%
Abaxis, Inc. *	30,200	1,110,756
ABIOMED, Inc. *	45,900	909,738
Acadia Healthcare Co., Inc. *	31,600	650,012
Accretive Health, Inc. *	77,300	911,367
Accuray, Inc. *	97,300	677,208
Air Methods Corp. *	18,000	1,973,340
Align Technology, Inc. *	99,800	2,652,684
Almost Family, Inc. *	11,000	228,030
Alphatec Holdings, Inc. *	72,200	124,184
Amedisys, Inc. *	42,200	465,888
AMN Healthcare Services, Inc. *	58,300	578,336
AmSurg Corp. *	43,400	1,237,768
Analogic Corp.	16,854	1,241,466
AngioDynamics, Inc. *	33,500	359,455
Anika Therapeutics, Inc. *	16,200	181,602
Antares Pharma, Inc. (c)*	148,500	565,785
ArthroCare Corp. *	38,000	1,143,040
Assisted Living Concepts, Inc., Class A	26,200	207,242
athenahealth, Inc. *	49,700	3,195,213
AtriCure, Inc. *	18,800	120,696
Atrion Corp.	2,300	467,452
Bio-Reference Laboratories, Inc. (c)*	34,300	952,168
BioScrip, Inc. *	60,300	555,363
Cantel Medical Corp.	29,050	755,591
Capital Senior Living Corp. *	40,400	649,632
Cardiovascular Systems, Inc. *	27,700	323,536
Centene Corp. *	71,792	2,726,660
Cerus Corp. *	72,600	225,786
Chemed Corp.	26,500	1,782,125
Chindex International, Inc. *	15,200	157,624
Computer Programs & Systems, Inc.	15,700	766,317
Conceptus, Inc. *	44,000	828,960
CONMED Corp.	39,400	1,089,804
CorVel Corp. *	8,300	352,999
Cross Country Healthcare, Inc. *	37,200	163,680
CryoLife, Inc.	37,400	231,506
Cyberonics, Inc. *	38,000	1,757,500
Cynosure, Inc., Class A *	12,900	339,786
Derma Sciences, Inc. (c)*	12,700	143,383
DexCom, Inc. *	94,100	1,232,710
Emeritus Corp. *	43,000	965,350
Endologix, Inc. *	76,000	1,022,960
EnteroMedics, Inc. *	34,800	104,748
Epocrates, Inc. *	25,600	250,368
Exactech, Inc. *	11,400	190,380
ExamWorks Group, Inc. *	40,100	562,202
Five Star Quality Care, Inc. *	56,200	295,612
Gentiva Health Services, Inc. *	40,996	385,362
Globus Medical, Inc., Class A *	13,300	228,228
Greatbatch, Inc. *	32,900	723,142
Greenway Medical Technologies *	10,300	170,877
Haemonetics Corp. *	35,100	2,867,670
Hanger, Inc. *	46,800	1,186,380
Hansen Medical, Inc. (c)*	95,500	216,785
HealthSouth Corp. *	133,000	2,943,290
HealthStream, Inc. *	26,800	684,472
Healthways, Inc. *	45,500	442,715
HeartWare International, Inc. *	20,300	1,704,794
HMS Holdings Corp. *	119,200	2,752,328
ICU Medical, Inc. *	17,200	1,020,476
Insulet Corp. *	65,600	1,391,376
Integra LifeSciences Holdings Corp. *	27,048	1,034,586
Invacare Corp.	43,711	596,655
IPC The Hospitalist Co., Inc. *	22,600	779,474
IRIS International, Inc. (c)*	23,800	463,862
Kindred Healthcare, Inc. *	72,175	707,315
Landauer, Inc.	13,300	770,735
LHC Group, Inc. *	21,100	369,672
Magellan Health Services, Inc. *	37,800	1,895,670
MAKO Surgical Corp. (c)*	49,600	751,440
Masimo Corp. *	69,900	1,535,703
MedAssets, Inc. *	80,100	1,420,173
Medidata Solutions, Inc. *	30,500	1,281,610
Mediware Information Systems *	5,400	118,476
Merge Healthcare, Inc. (c)*	80,500	274,505
Meridian Bioscience, Inc.	58,750	1,160,312
Merit Medical Systems, Inc. *	59,000	851,960
Metropolitan Health Networks, Inc. *	65,000	710,450
Molina Healthcare, Inc. *	41,100	1,030,377
MWI Veterinary Supply, Inc. *	17,500	1,837,850
National Healthcare Corp.	15,388	732,777

26 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
National Research Corp.	3,500	177,380
Natus Medical, Inc. *	42,800	483,640
Navidea Biopharmaceuticals, Inc. (c)*	136,800	383,040
Neogen Corp. *	32,350	1,384,256
NuVasive, Inc. *	59,300	855,106
NxStage Medical, Inc. *	67,600	757,120
Omnicell, Inc. *	47,300	689,634
OraSure Technologies, Inc. *	75,100	680,406
Orthofix International N.V. *	25,700	1,019,262
Owens & Minor, Inc.	88,700	2,525,289
Palomar Medical Technologies, Inc. *	25,500	220,065
PDI, Inc. *	13,800	94,530
PharMerica Corp. *	43,100	526,682
PhotoMedex, Inc. (c)*	18,000	239,580
PSS World Medical, Inc. *	69,266	1,982,393
Quality Systems, Inc.	54,300	947,535
Quidel Corp. *	38,200	669,646
Rochester Medical Corp. *	14,600	153,154
Rockwell Medical, Inc. (c)*	28,600	205,634
RTI Biologics, Inc. *	73,900	300,034
Select Medical Holdings Corp. *	48,000	508,320
Skilled Healthcare Group, Inc., Class A *	25,900	201,243
Solta Medical, Inc. *	95,100	280,545
Spectranetics Corp. *	48,000	698,880
STAAR Surgical Co. *	52,900	340,676
STERIS Corp.	80,500	2,866,605
Sun Healthcare Group, Inc. *	33,600	284,256
Sunrise Senior Living, Inc. *	81,400	1,171,346
SurModics, Inc. *	20,400	366,792
Symmetry Medical, Inc. *	53,900	493,724
Team Health Holdings, Inc. *	39,000	1,037,790
The Ensign Group, Inc.	23,900	696,924
The Providence Service Corp. *	17,400	177,480
Tornier N.V. *	20,700	353,970
Triple-S Management Corp., Class B *	26,500	478,060
U.S. Physical Therapy, Inc.	15,800	421,860
Unilife Corp. (c)*	115,000	315,100
Universal American Corp. *	51,602	466,482
Utah Medical Products, Inc.	4,500	153,090
Vanguard Health Systems, Inc. *	45,100	436,568
Vascular Solutions, Inc. *	22,700	342,089
Vocera Communications, Inc. *	9,200	247,388
Volcano Corp. *	74,900	2,143,638
WellCare Health Plans, Inc. *	60,000	2,856,000
West Pharmaceutical Services, Inc.	47,365	2,551,553
Wright Medical Group, Inc. *	57,500	1,168,400
Young Innovations, Inc.	7,600	259,540
Zeltiq Aesthetics, Inc. *	23,000	133,860

		108,216,074

Household & Personal Products 0.6%
Central Garden & Pet Co., Class A *	53,000	597,310
Elizabeth Arden, Inc. *	34,598	1,632,334
Harbinger Group, Inc. *	56,600	495,250
Inter Parfums, Inc.	21,600	394,416
Medifast, Inc. *	20,200	515,504
Nature’s Sunshine Products, Inc.	15,000	257,850
Nutraceutical International Corp. *	12,300	195,078
Oil-Dri Corp. of America	6,887	154,269
Orchids Paper Products Co.	7,900	151,601
Prestige Brands Holdings, Inc. *	69,900	1,215,561
Revlon, Inc., Class A *	14,502	223,331
Schiff Nutrition International, Inc. *	18,200	615,888
Spectrum Brands Holdings, Inc. *	31,546	1,435,027
Synutra International, Inc. (c)*	23,200	97,208
The Female Health Co.	24,700	172,900
USANA Health Sciences, Inc. (c)*	9,100	392,574
WD-40 Co.	22,300	1,067,278

		9,613,379

Insurance 2.5%
Alterra Capital Holdings Ltd.	119,400	2,916,942
American Equity Investment Life Holding Co.	83,164	957,218
American Safety Insurance Holdings Ltd. *	14,000	236,040
AMERISAFE, Inc. *	24,600	645,750
AmTrust Financial Services, Inc.	36,525	883,905
Argo Group International Holdings Ltd.	35,138	1,208,747
Baldwin & Lyons, Inc., Class B	13,000	316,550
Citizens, Inc. *	54,800	558,412
CNO Financial Group, Inc.	293,900	2,815,562
Crawford & Co., Class B	34,500	190,095
Donegal Group, Inc., Class A	10,400	134,784
Eastern Insurance Holdings, Inc.	9,100	153,062
eHealth, Inc. *	28,600	620,620
EMC Insurance Group, Inc.	6,200	138,756
Employers Holdings, Inc.	44,900	819,425
Enstar Group Ltd. *	11,594	1,159,400
FBL Financial Group, Inc., Class A	13,868	473,315
First American Financial Corp.	147,800	3,362,450
Flagstone Reinsurance Holdings S.A.	76,029	672,096
Fortegra Financial Corp. *	8,200	72,816
Global Indemnity plc *	15,655	347,228
Greenlight Capital Re Ltd., Class A *	39,189	1,001,279
Hallmark Financial Services, Inc. *	21,200	161,756
Hilltop Holdings, Inc. *	53,339	724,877
Homeowners Choice, Inc.	9,900	219,780
Horace Mann Educators Corp.	55,678	1,069,574
Independence Holding Co.	11,248	98,308
Infinity Property & Casualty Corp.	16,592	947,569
Investors Title Co.	1,700	111,520
Kansas City Life Insurance Co. (c)	5,700	207,138
Maiden Holdings Ltd.	67,700	572,065
Meadowbrook Insurance Group, Inc.	71,400	401,268
Montpelier Re Holdings Ltd.	68,800	1,573,456
National Financial Partners Corp. *	56,800	1,042,280
National Interstate Corp.	8,594	223,014
National Western Life Insurance Co., Class A	2,994	420,268
OneBeacon Insurance Group Ltd., Class A	33,400	450,900

See financial notes 27

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Platinum Underwriters Holdings Ltd.	49,000	2,175,600
Presidential Life Corp.	29,000	405,420
Primerica, Inc.	64,600	1,825,596
RLI Corp.	29,155	1,987,788
Safety Insurance Group, Inc.	17,770	823,639
Seabright Holdings, Inc.	26,800	293,996
Selective Insurance Group, Inc.	75,214	1,390,707
State Auto Financial Corp.	19,600	316,344
Stewart Information Services Corp.	24,400	569,008
Symetra Financial Corp.	106,300	1,270,285
The Navigators Group, Inc. *	13,685	726,400
The Phoenix Cos., Inc. *	7,790	234,791
Tower Group, Inc.	49,365	889,557
United Fire Group, Inc.	28,800	684,576
Universal Insurance Holdings, Inc.	25,100	99,145

		41,601,077

Materials 5.0%
A. M. Castle & Co. *	22,400	272,160
A. Schulman, Inc.	41,309	1,059,989
ADA-ES, Inc. *	12,400	241,676
AEP Industries, Inc. *	5,800	370,794
AK Steel Holding Corp. (c)	151,800	765,072
AMCOL International Corp.	34,652	1,094,310
American Vanguard Corp.	38,200	1,364,886
Arabian American Development Co. *	27,400	233,996
Balchem Corp.	40,200	1,400,166
Boise, Inc.	138,000	1,157,820
Buckeye Technologies, Inc.	54,700	1,433,140
Calgon Carbon Corp. *	77,700	962,703
Century Aluminum Co. *	69,100	494,065
Chase Corp.	8,600	158,498
Chemtura Corp. *	138,400	2,204,712
Clearwater Paper Corp. *	33,200	1,312,728
Coeur d’Alene Mines Corp. *	125,350	3,874,569
Deltic Timber Corp.	15,204	1,031,743
Eagle Materials, Inc.	67,890	3,596,133
Ferro Corp. *	115,900	304,817
Flotek Industries, Inc. *	70,900	787,699
FutureFuel Corp.	25,000	294,750
General Moly, Inc. *	90,300	334,110
Georgia Gulf Corp.	48,100	1,702,259
Globe Specialty Metals, Inc.	84,400	1,268,532
Gold Reserve, Inc. (c)*	71,800	232,632
Gold Resource Corp. (c)	41,000	685,520
Golden Minerals Co. (c)*	59,200	258,704
Golden Star Resources Ltd. (c)*	346,300	692,600
Graphic Packaging Holding Co. *	229,915	1,361,097
GSE Holding, Inc. *	10,800	85,968
H.B. Fuller Co.	70,116	2,131,526
Handy & Harman Ltd. *	7,800	115,986
Hawkins, Inc.	12,400	484,840
Haynes International, Inc.	17,125	867,895
Headwaters, Inc. *	88,600	637,034
Hecla Mining Co.	401,200	2,639,896
Horsehead Holding Corp. *	63,600	575,580
Innophos Holdings, Inc.	29,900	1,424,735
Innospec, Inc. *	31,800	1,029,684
Kaiser Aluminum Corp.	27,250	1,650,805
KapStone Paper & Packaging Corp. *	55,500	1,219,335
KMG Chemicals, Inc.	12,300	210,084
Koppers Holdings, Inc.	28,900	1,031,730
Kraton Performance Polymers, Inc. *	44,000	960,080
Landec Corp. *	35,300	381,946
Louisiana-Pacific Corp. *	191,900	3,030,101
LSB Industries, Inc. *	25,600	1,030,912
Materion Corp.	29,600	620,120
McEwen Mining, Inc. *	270,700	1,315,602
Metals USA Holdings Corp. *	15,500	225,990
Midway Gold Corp. (c)*	186,800	317,560
Minerals Technologies, Inc.	24,461	1,752,875
Myers Industries, Inc.	46,000	682,180
Neenah Paper, Inc.	21,300	551,670
Noranda Aluminum Holding Corp.	45,700	280,141
Olin Corp.	112,300	2,329,102
Olympic Steel, Inc.	12,200	219,600
OM Group, Inc. *	44,500	900,235
Omnova Solutions, Inc. *	65,700	515,088
P.H. Glatfelter Co.	58,700	1,045,447
Paramount Gold & Silver Corp. (c)*	179,300	476,938
PolyOne Corp.	125,075	2,367,670
Quaker Chemical Corp.	18,100	959,119
Resolute Forest Products (c)*	111,200	1,356,640
Revett Minerals, Inc. *	33,600	120,288
RTI International Metals, Inc. *	42,166	960,963
Schnitzer Steel Industries, Inc., Class A	34,700	989,297
Schweitzer-Mauduit International, Inc.	43,200	1,513,296
Sensient Technologies Corp.	69,625	2,532,958
Spartech Corp. *	41,300	353,528
Stepan Co.	11,500	1,101,700
Stillwater Mining Co. *	158,900	1,654,149
SunCoke Energy, Inc. *	97,100	1,560,397
Texas Industries, Inc. (c)*	31,551	1,360,795
TPC Group, Inc. *	17,800	800,644
Tredegar Corp.	35,100	595,647
UFP Technologies, Inc. *	7,500	124,500
United States Lime & Minerals, Inc. *	2,700	118,287
Universal Stainless & Alloy Products, Inc. *	9,500	326,800
US Antimony Corp. (c)*	73,800	150,552
US Silica Holdings, Inc. (c)*	15,800	202,240
Vista Gold Corp. (c)*	79,400	264,402
Wausau Paper Corp.	60,100	497,027
Worthington Industries, Inc.	71,760	1,551,451
Zep, Inc.	32,600	467,158
Zoltek Cos., Inc. *	37,200	254,820

		83,876,893

Media 1.2%
Arbitron, Inc.	36,356	1,321,904
Beasley Broadcasting Group, Inc., Class A *	13,100	63,666
Belo Corp., Class A	129,700	970,156
Carmike Cinemas, Inc. *	24,300	330,966

28 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Central European Media Enterprises Ltd., Class A (c)*	49,100	263,176
Crown Media Holdings, Inc., Class A (c)*	46,700	81,258
Cumulus Media, Inc., Class A *	77,100	189,666
Daily Journal Corp. (c)*	1,300	122,876
Dial Global, Inc. (c)*	24,300	59,292
Digital Generation, Inc. *	36,700	341,310
Entercom Communications Corp., Class A *	32,400	210,924
Entravision Communications Corp., Class A	67,300	90,855
Fisher Communications, Inc.	11,800	297,832
Global Sources Ltd. *	25,900	148,148
Harte-Hanks, Inc.	61,316	341,530
Journal Communications, Inc., Class A *	57,900	324,819
LIN TV Corp., Class A *	39,700	222,717
Lions Gate Entertainment Corp. *	116,400	1,941,552
Live Nation Entertainment, Inc. *	194,200	1,776,930
Martha Stewart Living Omnimedia, Inc., Class A	36,500	105,485
MDC Partners, Inc., Class A	33,600	380,016
Meredith Corp. (c)	50,600	1,693,582
National CineMedia, Inc.	77,000	1,190,420
Nexstar Broadcasting Group, Inc., Class A *	14,700	159,789
Outdoor Channel Holdings, Inc.	19,200	139,392
ReachLocal, Inc. *	13,400	165,356
Reading International, Inc., Class A *	23,000	139,150
Rentrak Corp. *	12,700	215,773
Saga Communications, Inc., Class A *	4,800	203,616
Salem Communications Corp., Class A	14,100	84,036
Scholastic Corp.	35,569	1,173,422
Sinclair Broadcast Group, Inc., Class A	71,000	894,600
The E.W. Scripps Co., Class A *	44,100	467,901
The McClatchy Co., Class A (c)*	77,300	220,305
The New York Times Co., Class A *	188,900	1,545,202
Valassis Communications, Inc. *	59,600	1,550,792
Value Line, Inc.	4,100	40,836
World Wrestling Entertainment, Inc., Class A	36,500	295,285

		19,764,535

Pharmaceuticals, Biotechnology & Life Sciences 5.7%
Achillion Pharmaceuticals, Inc. *	82,600	779,744
Acorda Therapeutics, Inc. *	55,000	1,317,250
Acura Pharmaceuticals, Inc. (c)*	43,800	66,138
Aegerion Pharmaceuticals, Inc. *	33,200	746,336
Affymax, Inc. *	50,100	1,141,779
Affymetrix, Inc. *	94,400	299,248
Agenus, Inc. *	31,300	139,911
Akorn, Inc. *	78,100	937,981
Alkermes plc *	170,242	3,154,584
Alnylam Pharmaceuticals, Inc. *	63,600	1,028,412
AMAG Pharmaceuticals, Inc. *	28,300	438,084
Amicus Therapeutics, Inc. *	41,400	209,898
Ampio Pharmaceuticals, Inc. (c)*	41,300	165,200
Anacor Pharmaceuticals, Inc. *	21,300	122,475
Arena Pharmaceuticals, Inc. (c)*	301,000	2,380,910
ArQule, Inc. *	83,300	209,083
Array BioPharma, Inc. *	122,400	506,736
Astex Pharmaceuticals *	127,800	304,164
Auxilium Pharmaceuticals, Inc. *	66,400	1,359,872
AVANIR Pharmaceuticals, Inc., Class A (c)*	190,900	545,974
AVEO Pharmaceuticals, Inc. *	53,400	407,442
BG Medicine, Inc. (c)*	11,800	27,140
BioCryst Pharmaceuticals, Inc. *	67,500	196,425
BioDelivery Sciences International, Inc. *	29,200	149,212
Biospecifics Technologies Corp. *	6,600	105,600
Biotime, Inc. (c)*	51,000	194,310
Cadence Pharmaceuticals, Inc. (c)*	82,600	292,404
Cambrex Corp. *	43,300	523,064
Celldex Therapeutics, Inc. *	86,700	477,717
Cempra, Inc. *	11,200	75,152
Cepheid, Inc. *	91,300	2,767,303
ChemoCentryx, Inc. *	9,300	104,997
Clovis Oncology, Inc. (c)*	18,800	405,516
Codexis, Inc. *	32,900	85,540
Corcept Therapeutics, Inc. *	68,400	171,000
Cornerstone Therapeutics, Inc. *	10,800	52,812
Coronado Biosciences, Inc. *	25,700	136,210
Cubist Pharmaceuticals, Inc. *	87,932	3,772,283
Cumberland Pharmaceuticals, Inc. *	16,300	95,681
Curis, Inc. *	107,800	410,718
Cytori Therapeutics, Inc. (c)*	78,000	287,820
Dendreon Corp. (c)*	211,400	803,320
DepoMed, Inc. *	79,800	450,870
Discovery Laboratories, Inc. (c)*	59,500	143,395
Durata Therapeutics, Inc. *	13,000	103,480
DUSA Pharmaceuticals, Inc. *	32,700	224,322
Dyax Corp. *	132,200	396,600
Dynavax Technologies Corp. *	245,200	1,015,128
Emergent Biosolutions, Inc. *	35,500	471,795
Endocyte, Inc. *	40,600	388,542
Enzon Pharmaceuticals, Inc. *	58,000	381,060
Exact Sciences Corp. *	88,400	836,264
Exelixis, Inc. (c)*	254,472	1,208,742
Fluidigm Corp. *	33,700	508,533
Furiex Pharmaceuticals, Inc. *	10,000	191,700
Genomic Health, Inc. *	22,800	712,500
Geron Corp. *	195,900	260,547
GTx, Inc. *	40,400	162,004
Halozyme Therapeutics, Inc. *	123,200	651,728
Harvard Bioscience, Inc. *	30,800	123,816
Hi-Tech Pharmacal Co., Inc. *	15,100	473,385
Horizon Pharma, Inc. (c)*	49,200	126,936
Hyperion Therapeutics, Inc. *	2,000	22,180
Idenix Pharmaceuticals, Inc. *	125,100	445,356
ImmunoCellular Therapeutics Ltd. *	54,700	97,913
ImmunoGen, Inc. *	114,500	1,268,660
Immunomedics, Inc. *	88,100	291,611
Impax Laboratories, Inc. *	94,000	1,997,500
Infinity Pharmaceuticals, Inc. *	33,500	750,065

See financial notes 29

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
InterMune, Inc. *	89,800	713,910
Ironwood Pharmaceuticals, Inc. *	103,200	1,200,216
Isis Pharmaceuticals, Inc. *	137,500	1,189,375
Jazz Pharmaceuticals plc *	57,900	3,110,967
Keryx Biopharmaceuticals, Inc. (c)*	92,500	230,325
Lannett Co., Inc. *	21,700	95,697
Lexicon Pharmaceuticals, Inc. *	272,500	564,075
Ligand Pharmaceuticals, Inc., Class B *	23,700	365,454
Luminex Corp. *	57,200	919,776
MannKind Corp. (c)*	154,800	292,572
MAP Pharmaceuticals, Inc. *	39,000	601,380
Maxygen, Inc.	40,500	98,820
Medicis Pharmaceutical Corp., Class A	80,149	3,479,268
Merrimack Pharmaceuticals, Inc. (c)*	20,900	129,162
Momenta Pharmaceuticals, Inc. *	64,244	814,614
Nektar Therapeutics *	162,271	1,460,439
Neurocrine Biosciences, Inc. *	91,000	667,030
NewLink Genetics Corp. (c)*	17,400	239,946
Novavax, Inc. (c)*	159,100	334,110
NPS Pharmaceuticals, Inc. *	120,400	1,112,496
Obagi Medical Products, Inc. *	24,800	305,784
Omeros Corp. *	35,800	336,520
OncoGenex Pharmaceutical, Inc. *	19,500	241,800
Oncothyreon, Inc. (c)*	76,700	389,636
Opko Health, Inc. (c)*	145,900	624,452
Optimer Pharmaceuticals, Inc. (c)*	67,200	641,088
Orexigen Therapeutics, Inc. (c)*	82,800	441,324
Osiris Therapeutics, Inc. *	22,300	234,150
Pacific Biosciences of California, Inc. *	45,400	59,020
Pacira Pharmaceuticals, Inc. *	25,300	401,764
Pain Therapeutics, Inc. *	49,400	230,698
PAREXEL International Corp. *	84,018	2,578,513
PDL Biopharma, Inc.	197,500	1,471,375
Pernix Therapeutics Holdings *	9,800	77,224
Pharmacyclics, Inc. *	75,400	4,604,678
POZEN, Inc. *	35,400	212,046
Progenics Pharmaceuticals, Inc. *	39,300	112,005
Questcor Pharmaceuticals, Inc. (c)	74,800	1,905,904
Raptor Pharmaceutical Corp. (c)*	73,100	339,915
Repligen Corp. *	42,300	215,730
Repros Therapeutics, Inc. *	20,300	292,726
Rigel Pharmaceuticals, Inc. *	118,400	1,054,944
Sagent Pharmaceuticals, Inc. *	12,900	194,532
Sangamo BioSciences, Inc. (c)*	70,100	389,756
Santarus, Inc. *	77,800	710,314
SciClone Pharmaceuticals, Inc. *	78,000	429,780
Seattle Genetics, Inc. *	131,798	3,316,038
Sequenom, Inc. (c)*	166,100	516,571
SIGA Technologies, Inc. (c)*	46,100	133,690
Spectrum Pharmaceuticals, Inc. (c)*	81,700	911,772
Sucampo Pharmaceuticals, Inc., Class A *	17,000	84,830
Sunesis Pharmaceuticals, Inc. (c)*	38,100	164,211
Supernus Pharmaceuticals, Inc. (c)*	10,600	121,582
Synageva BioPharma Corp. *	14,300	604,604
Synergy Pharmaceuticals, Inc. (c)*	56,400	223,344
Synta Pharmaceuticals Corp. (c)*	51,000	401,370
Targacept, Inc. *	37,100	151,368
TESARO, Inc. *	6,000	97,560
The Medicines Co. *	75,708	1,659,519
Theravance, Inc. *	85,038	1,914,205
Threshold Pharmaceuticals, Inc. (c)*	61,700	253,587
Transcept Pharmaceuticals, Inc. *	17,300	88,057
Trius Therapeutics, Inc. *	31,300	171,524
Vanda Pharmaceuticals, Inc. *	37,600	127,464
Ventrus Biosciences, Inc. *	17,100	53,694
Verastem, Inc. (c)*	11,700	92,898
Vical, Inc. *	113,400	386,694
ViroPharma, Inc. *	96,674	2,441,019
VIVUS, Inc. (c)*	138,900	2,069,610
Xenoport, Inc. *	59,600	490,508
XOMA Corp. (c)*	93,500	256,190
ZIOPHARM Oncology, Inc. (c)*	89,200	420,132
Zogenix, Inc. *	75,600	184,464

		94,551,892

Real Estate 8.0%
Acadia Realty Trust	64,036	1,644,445
AG Mortgage Investment Trust, Inc.	31,500	754,425
Agree Realty Corp.	15,200	383,648
Alexander’s, Inc.	2,900	1,287,484
American Assets Trust, Inc.	45,400	1,233,518
American Capital Mortgage Investment Corp.	49,800	1,241,514
American Realty Capital Trust, Inc.	221,200	2,492,924
AmREIT, Inc., Class B	4,000	65,160
Anworth Mortgage Asset Corp.	188,300	1,156,162
Apollo Commercial Real Estate Finance, Inc.	32,500	549,575
Apollo Residential Mortgage, Inc.	33,000	731,610
Ares Commercial Real Estate Corp.	10,600	178,928
ARMOUR Residential REIT, Inc.	413,000	2,973,600
Ashford Hospitality Trust	74,800	642,532
Associated Estates Rlty Corp	67,900	1,017,821
AV Homes, Inc. *	15,600	229,320
Campus Crest Communities, Inc.	53,500	593,315
CapLease, Inc.	91,200	467,856
Capstead Mortgage Corp.	137,000	1,687,840
Cedar Realty Trust, Inc.	81,800	432,722
Chatham Lodging Trust	18,500	239,575
Chesapeake Lodging Trust	55,000	1,036,750
Colonial Properties Trust	122,600	2,651,838
Colony Financial, Inc.	57,300	1,146,573
Consolidated-Tomoka Land Co.	5,600	183,792
Coresite Realty Corp.	28,200	640,986
Cousins Properties, Inc.	127,173	1,069,525
CreXus Investment Corp.	91,900	1,033,875
CubeSmart	173,000	2,269,760
CYS Investments, Inc.	242,900	3,259,718
DCT Industrial Trust, Inc.	346,900	2,237,505
DiamondRock Hospitality Co.	262,017	2,221,904
DuPont Fabros Technology, Inc.	86,000	1,845,560
Dynex Capital, Inc.	76,500	758,880
EastGroup Properties, Inc.	39,990	2,081,879

30 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Education Realty Trust, Inc.	156,900	1,652,157
Entertainment Properties Trust	65,200	2,898,140
Equity One, Inc.	75,337	1,574,543
Excel Trust, Inc.	46,200	568,260
FelCor Lodging Trust, Inc. *	170,200	748,880
First Industrial Realty Trust, Inc. *	136,600	1,823,610
First Potomac Realty Trust	73,300	873,003
Forestar Group, Inc. *	47,400	758,874
Franklin Street Properties Corp.	99,465	1,134,896
Getty Realty Corp.	34,542	632,464
Gladstone Commercial Corp. (c)	14,700	270,921
Glimcher Realty Trust	198,900	2,122,263
Government Properties Income Trust (c)	59,700	1,324,743
Gramercy Capital Corp. *	63,000	183,330
Gyrodyne Co of America, Inc. *	1,600	170,848
Healthcare Realty Trust, Inc.	121,081	2,844,193
Hersha Hospitality Trust	236,100	1,078,977
Highwoods Properties, Inc.	102,800	3,315,300
Hudson Pacific Properties, Inc.	49,200	933,324
Inland Real Estate Corp.	109,036	890,824
Invesco Mortgage Capital, Inc.	160,500	3,439,515
Investors Real Estate Trust	126,200	1,062,604
iStar Financial, Inc. *	115,100	1,004,823
Kennedy-Wilson Holdings, Inc.	59,200	840,640
Kite Realty Group Trust	91,000	497,770
LaSalle Hotel Properties	119,026	2,849,482
Lexington Realty Trust	183,484	1,741,263
LTC Properties, Inc.	42,967	1,418,341
Medical Properties Trust, Inc.	186,100	2,136,428
Mission West Properties, Inc.	23,700	196,236
Monmouth Real Estate Investment Corp., Class A	54,900	609,390
National Health Investors, Inc.	33,568	1,792,867
New York Mortgage Trust, Inc.	68,800	471,280
NorthStar Realty Finance Corp.	186,300	1,223,991
Omega Healthcare Investors, Inc.	147,000	3,372,180
One Liberty Properties, Inc.	14,900	281,461
Parkway Properties, Inc.	21,800	300,186
Pebblebrook Hotel Trust	78,800	1,672,136
Pennsylvania Real Estate Investment Trust	76,312	1,261,437
PennyMac Mortgage Investment Trust	81,800	2,080,992
Potlatch Corp.	55,403	2,131,907
PS Business Parks, Inc.	25,538	1,637,752
RAIT Financial Trust (c)	66,800	372,744
Ramco-Gershenson Properties Trust	64,800	839,808
Redwood Trust, Inc.	108,500	1,691,515
Resource Capital Corp.	138,300	810,438
Retail Opportunity Investments Corp. (c)	69,800	883,668
RLJ Lodging Trust	148,800	2,651,616
Rouse Properties, Inc. (c)	30,400	457,824
Sabra Health Care REIT, Inc.	51,866	1,152,463
Saul Centers, Inc.	10,800	467,316
Select Income REIT	12,600	311,346
Sovran Self Storage, Inc.	40,726	2,353,963
STAG Industrial, Inc.	43,200	748,224
Starwood Property Trust, Inc.	187,900	4,306,668
Strategic Hotels & Resorts, Inc. *	252,400	1,385,676
Summit Hotel Properties, Inc.	59,100	488,166
Sun Communities, Inc.	41,300	1,733,774
Sunstone Hotel Investors, Inc. *	192,410	1,901,011
Tejon Ranch Co. *	19,092	571,614
Terreno Realty Corp.	17,900	273,154
Thomas Properties Group, Inc.	44,200	236,028
Two Harbors Investment Corp.	387,300	4,620,489
UMH Properties, Inc.	19,000	199,690
Universal Health Realty Income Trust	16,900	835,536
Urstadt Biddle Properties, Inc., Class A	30,900	585,246
Washington Real Estate Investment Trust	92,600	2,380,746
Western Asset Mortgage Capital Corp.	25,900	555,555
Whitestone REIT, Class B	19,200	258,624
Winthrop Realty Trust	42,800	468,232
Zillow, Inc. *	7,000	261,520

		134,067,404

Retailing 4.3%
1-800-FLOWERS.COM, Inc., Class A *	34,800	126,324
Aeropostale, Inc. *	111,600	1,333,620
America’s Car-Mart, Inc. *	11,500	481,390
ANN, Inc. *	67,700	2,380,332
Asbury Automotive Group, Inc. *	39,100	1,240,252
Barnes & Noble, Inc. (c)*	38,900	655,076
Bebe Stores, Inc.	51,449	208,368
Big 5 Sporting Goods Corp.	22,600	201,818
Blue Nile, Inc. (c)*	19,000	717,630
Body Central Corp. *	22,200	221,778
Brown Shoe Co., Inc.	59,375	936,938
Cabela’s, Inc. *	64,936	2,909,782
CafePress, Inc. *	6,300	37,359
Casual Male Retail Group, Inc. *	56,400	217,704
Citi Trends, Inc. *	20,100	246,828
Conn’s, Inc. *	21,600	547,128
Core-Mark Holding Co., Inc.	16,200	775,494
Destination Maternity Corp.	18,400	348,864
Express, Inc. *	125,700	1,399,041
Five Below, Inc. *	15,400	510,356
Francesca’s Holdings Corp. *	47,800	1,411,534
Fred’s, Inc., Class A	52,800	715,440
Geeknet, Inc. *	5,900	107,203
Genesco, Inc. *	34,344	1,967,911
Gordmans Stores, Inc. *	11,600	174,696
Group 1 Automotive, Inc.	31,500	1,953,315
Haverty Furniture Cos, Inc.	25,200	378,252
hhgregg, Inc. (c)*	27,700	167,308
Hibbett Sports, Inc. *	36,675	1,980,083
Hot Topic, Inc.	59,000	507,400
HSN, Inc.	52,600	2,736,252
Jos. A. Bank Clothiers, Inc. *	38,218	1,788,220
Kayak Software Corp. (c)*	4,900	162,337
Kirkland’s, Inc. *	22,400	214,816
Lithia Motors, Inc., Class A	29,600	1,012,320
Lumber Liquidators Holdings, Inc. *	37,800	2,109,996
MarineMax, Inc. *	31,100	255,953

See financial notes 31

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Mattress Firm Holding Corp. *	15,100	483,351
Monro Muffler Brake, Inc.	42,450	1,439,904
New York & Co., Inc. *	36,400	122,668
Nutrisystem, Inc.	39,948	384,699
Office Depot, Inc. *	389,700	966,456
OfficeMax, Inc.	122,500	900,375
Orbitz Worldwide, Inc. *	28,000	69,160
Orchard Supply Hardware Stores Corp., Class A *	4,800	59,616
Overstock.com, Inc. (c)*	15,500	233,740
Penske Automotive Group, Inc.	59,516	1,821,190
Perfumania Holdings, Inc. *	9,800	55,762
PetMed Express, Inc.	29,500	321,550
Pier 1 Imports, Inc.	134,700	2,747,880
Pool Corp.	65,877	2,774,739
RadioShack Corp. (c)	136,500	305,760
Rent-A-Center, Inc.	82,705	2,756,558
rue21, Inc. *	21,600	650,376
Saks, Inc. *	153,400	1,576,952
Select Comfort Corp. *	79,600	2,215,268
Shoe Carnival, Inc.	20,250	473,445
Shutterfly, Inc. *	49,100	1,485,766
Sonic Automotive, Inc., Class A	56,200	1,090,280
Stage Stores, Inc.	41,627	1,019,861
Stein Mart, Inc. *	36,800	289,248
Systemax, Inc. *	14,500	158,630
Teavana Holdings, Inc. *	13,000	137,150
The Bon-Ton Stores, Inc. (c)	16,500	202,620
The Buckle, Inc. (c)	38,064	1,719,351
The Cato Corp., Class A	38,404	1,089,906
The Children’s Place Retail Stores, Inc. *	33,913	1,981,537
The Finish Line, Inc., Class A	71,619	1,490,033
The Men’s Wearhouse, Inc.	70,600	2,314,974
The Pep Boys - Manny, Moe & Jack	74,800	747,252
The Wet Seal, Inc., Class A *	121,200	346,632
Tilly’s, Inc., Class A *	12,600	203,364
Tuesday Morning Corp. *	57,700	344,469
US Auto Parts Network, Inc. *	24,800	74,152
Vitacost.com, Inc. *	30,300	193,920
Vitamin Shoppe, Inc. *	41,300	2,364,012
VOXX International Corp. *	24,200	150,524
West Marine, Inc. *	19,800	204,732
Weyco Group, Inc.	9,100	213,668
Winmark Corp.	3,000	159,840
Zumiez, Inc. *	30,100	761,831

		72,242,319

Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc. *	57,600	680,256
Alpha & Omega Semiconductor Ltd. *	28,000	238,560
Amkor Technology, Inc. (c)*	109,518	473,118
ANADIGICS, Inc. *	90,300	131,838
Applied Micro Circuits Corp. *	84,865	492,217
ATMI, Inc. *	43,554	860,191
Axcelis Technologies, Inc. *	142,100	130,235
AXT, Inc. *	42,800	137,388
Brooks Automation, Inc.	93,731	676,738
Cabot Microelectronics Corp.	32,800	977,440
Cavium, Inc. *	69,800	2,315,964
CEVA, Inc. *	33,700	510,555
Cirrus Logic, Inc. *	89,800	3,660,248
Cohu, Inc.	32,200	283,360
Cymer, Inc. *	43,165	3,439,819
Diodes, Inc. *	49,381	748,616
DSP Group, Inc. *	31,400	172,700
Entegris, Inc. *	188,400	1,546,764
Entropic Communications, Inc. *	119,200	573,352
Exar Corp. *	49,000	418,950
First Solar, Inc. (c)*	82,700	2,010,437
FormFactor, Inc. *	68,473	312,237
GSI Technology, Inc. *	27,000	150,930
GT Advanced Technologies, Inc. (c)*	168,600	731,724
Hittite Microwave Corp. *	43,709	2,475,678
Inphi Corp. *	32,100	268,677
Integrated Device Technology, Inc. *	198,500	1,079,840
Integrated Silicon Solutions, Inc. *	35,900	306,945
Intermolecular, Inc. *	19,000	133,190
International Rectifier Corp. *	95,000	1,471,550
Intersil Corp., Class A	175,000	1,233,750
IXYS Corp. *	32,400	308,448
Kopin Corp. *	100,300	377,128
Lattice Semiconductor Corp. *	170,200	660,376
LTX-Credence Corp. *	66,300	369,291
M/A-COM Technology Solutions Holdings, Inc. *	8,300	103,667
Mattson Technology, Inc. *	100,300	90,019
MaxLinear, Inc., Class A *	30,400	172,672
MEMC Electronic Materials, Inc. *	316,900	798,588
Micrel, Inc.	67,505	654,123
Microsemi Corp. *	124,419	2,388,845
Mindspeed Technologies, Inc. *	44,900	153,109
MIPS Technologies, Inc. *	65,300	456,447
MKS Instruments, Inc.	73,899	1,746,233
Monolithic Power Systems, Inc. *	43,900	852,977
MoSys, Inc. *	43,700	176,548
Nanometrics, Inc. *	32,200	443,072
NeoPhotonics Corp. *	26,800	140,700
NVE Corp. *	6,400	331,520
OmniVision Technologies, Inc. *	71,873	1,027,784
PDF Solutions, Inc. *	35,700	472,668
Peregrine Semiconductor Corp. *	8,800	155,848
Pericom Semiconductor Corp. *	33,500	258,955
Photronics, Inc. *	85,200	416,628
PLX Technology, Inc. (c)*	59,600	258,068
Power Integrations, Inc.	39,862	1,179,118
QuickLogic Corp. (c)*	53,100	139,122
Rambus, Inc. *	151,600	733,744
RF Micro Devices, Inc. *	381,900	1,684,179
Rubicon Technology, Inc. (c)*	23,500	204,215
Rudolph Technologies, Inc. *	46,700	444,117
Semtech Corp. *	91,829	2,292,970
Sigma Designs, Inc. *	43,000	255,420
Silicon Image, Inc. *	113,600	499,840
Spansion, Inc., Class A *	67,400	747,466
STR Holdings, Inc. *	40,500	87,075
SunPower Corp. (c)*	54,600	235,326
Supertex, Inc. *	14,800	282,828
Tessera Technologies, Inc.	71,290	1,010,179

32 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
TriQuint Semiconductor, Inc. *	231,400	1,087,580
Ultra Clean Holdings, Inc. *	30,500	141,215
Ultratech, Inc. *	36,000	1,112,760
Veeco Instruments, Inc. (c)*	54,200	1,663,940
Volterra Semiconductor Corp. *	34,800	632,316

		55,890,391

Software & Services 8.1%
Accelrys, Inc. *	80,500	720,475
ACI Worldwide, Inc. *	55,315	2,162,817
Actuate Corp. *	67,700	360,841
Acxiom Corp. *	107,176	1,955,962
Advent Software, Inc. *	43,928	953,238
American Software, Inc., Class A	30,400	248,976
Ancestry.com, Inc. *	41,000	1,295,600
Angie’s List, Inc. (c)*	48,800	558,272
Aspen Technology, Inc. *	130,200	3,226,356
AVG Technologies NV *	10,800	113,292
Bankrate, Inc. *	63,400	680,282
Bazaarvoice, Inc. (c)*	14,600	186,296
Blackbaud, Inc.	61,969	1,473,003
Blucora, Inc. *	55,500	974,025
Bottomline Technologies, Inc. *	48,100	1,125,540
Brightcove, Inc. *	7,700	97,174
BroadSoft, Inc. *	37,700	1,440,894
CACI International, Inc., Class A *	31,500	1,588,545
Callidus Software, Inc. *	55,900	259,376
Carbonite, Inc. (c)*	15,500	119,815
Cardtronics, Inc. *	60,600	1,721,646
Cass Information Systems, Inc.	12,400	520,428
CIBER, Inc. *	100,000	312,000
CommVault Systems, Inc. *	62,100	3,879,387
Computer Task Group, Inc. *	20,200	376,730
comScore, Inc. *	48,500	687,245
Comverse Technology, Inc. *	300,700	1,981,613
Constant Contact, Inc. *	41,800	515,812
Convergys Corp.	162,800	2,736,668
Cornerstone OnDemand, Inc. *	46,200	1,293,138
CoStar Group, Inc. *	39,175	3,247,607
CSG Systems International, Inc. *	46,400	956,304
DealerTrack Holdings, Inc. *	58,236	1,591,590
Demand Media, Inc. (c)*	41,100	350,583
Demandware, Inc. (c)*	9,000	267,210
Dice Holdings, Inc. *	64,900	573,067
Digimarc Corp.	10,300	202,292
Digital River, Inc. *	52,800	757,152
E2open, Inc. *	8,500	148,750
EarthLink, Inc.	147,381	934,396
Ebix, Inc. (c)	38,600	841,094
Ellie Mae, Inc. *	34,500	862,500
Eloqua, Inc. *	12,900	300,957
Envestnet, Inc. *	29,000	405,420
Envivio, Inc. *	40,100	86,215
EPAM Systems, Inc. *	7,300	131,254
EPIQ Systems, Inc.	42,100	514,041
ePlus, Inc. *	5,200	186,004
Euronet Worldwide, Inc. *	70,936	1,439,291
Exa Corp. *	8,000	98,880
ExactTarget, Inc. *	13,400	312,488
ExlService Holdings, Inc. *	32,100	951,444
Fair Isaac Corp.	47,800	2,227,480
FalconStor Software, Inc. *	41,100	91,242
Forrester Research, Inc.	19,717	570,610
Global Cash Access Holdings, Inc. *	91,800	647,190
Glu Mobile, Inc. (c)*	74,200	235,214
Guidance Software, Inc. *	18,600	226,548
Guidewire Software, Inc. *	26,600	815,024
Heartland Payment Systems, Inc.	53,200	1,387,456
Higher One Holdings, Inc. (c)*	43,800	553,194
iGATE Corp. *	44,140	708,447
Imperva, Inc. *	13,400	422,502
Infoblox, Inc. *	10,700	177,727
Innodata, Inc. *	30,500	109,495
Interactive Intelligence Group, Inc. *	20,500	650,055
Internap Network Services Corp. *	75,700	518,545
IntraLinks Holdings, Inc. *	50,600	282,854
Ipass, Inc. *	71,300	138,322
j2 Global, Inc.	63,528	1,908,381
JDA Software Group, Inc. *	58,369	2,226,194
Jive Software, Inc. (c)*	23,300	260,960
Kenexa Corp. *	37,500	1,723,500
Keynote Systems, Inc.	21,500	307,235
KIT Digital, Inc. (c)*	80,200	222,956
Limelight Networks, Inc. *	90,900	191,799
Lionbridge Technologies, Inc. *	82,500	261,525
Liquidity Services, Inc. *	32,300	1,331,729
LivePerson, Inc. *	75,500	1,184,595
LogMeIn, Inc. *	30,300	747,804
Manhattan Associates, Inc. *	28,247	1,694,820
ManTech International Corp., Class A	31,200	716,664
Marchex, Inc., Class B	28,600	116,974
Market Leader, Inc. *	30,300	206,040
Mattersight Corp. *	13,900	76,867
MAXIMUS, Inc.	47,248	2,607,145
MeetMe, Inc. (c)*	47,000	198,810
Mentor Graphics Corp. *	128,967	2,001,568
MicroStrategy, Inc., Class A *	11,662	1,101,709
Millennial Media, Inc. (c)*	15,700	251,671
ModusLink Global Solutions, Inc. *	58,700	171,991
MoneyGram International, Inc. *	29,500	458,430
Monotype Imaging Holdings, Inc.	49,900	763,969
Monster Worldwide, Inc. *	166,500	1,035,630
Move, Inc. *	53,100	440,199
NetScout Systems, Inc. *	52,000	1,285,960
NIC, Inc.	89,400	1,278,420
OpenTable, Inc. (c)*	31,500	1,479,555
Opnet Technologies, Inc.	20,700	878,301
Parametric Technology Corp. *	166,100	3,351,898
Pegasystems, Inc.	23,600	553,892
Perficient, Inc. *	43,800	498,006
Pervasive Software, Inc. *	18,200	156,156
PRGX Global, Inc. *	32,500	254,150
Progress Software Corp. *	87,820	1,731,810
Proofpoint, Inc. *	8,700	114,927
PROS Holdings, Inc. *	31,300	605,029
QAD, Inc., Class A *	8,800	107,624
QLIK Technologies, Inc. *	119,000	2,190,790
QuinStreet, Inc. *	44,900	274,788
RealNetworks, Inc. *	28,257	213,905
RealPage, Inc. *	49,200	1,074,036

See financial notes 33

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Responsys, Inc. *	49,100	438,954
Rosetta Stone, Inc. *	14,700	172,137
Saba Software, Inc. *	43,200	435,456
Sapiens International Corp. N.V. (c)*	19,400	66,930
Sapient Corp. *	169,163	1,738,996
SciQuest, Inc. *	24,500	371,910
SeaChange International, Inc. *	40,700	368,335
ServiceSource International, Inc. *	68,100	613,581
Sourcefire, Inc. *	40,600	1,737,274
Spark Networks, Inc. (c)*	15,700	102,992
SPS Commerce, Inc. *	17,200	623,500
SS&C Technologies Holdings, Inc. *	46,500	1,117,395
Stamps.com, Inc. *	19,400	533,888
Support.com, Inc. *	64,900	301,136
Synacor, Inc. (c)*	9,300	50,964
Synchronoss Technologies, Inc. *	37,900	776,571
Syntel, Inc.	21,400	1,275,654
Take-Two Interactive Software, Inc. *	107,304	1,196,440
Tangoe, Inc. *	40,900	528,428
TechTarget, Inc. *	19,600	93,688
TeleNav, Inc. *	22,100	155,584
TeleTech Holdings, Inc. *	34,000	572,560
The Active Network, Inc. *	53,300	472,238
The Hackett Group, Inc. *	40,800	158,712
TiVo, Inc. *	171,203	1,737,710
TNS, Inc. *	34,100	488,312
Travelzoo, Inc. *	9,800	174,930
Tyler Technologies, Inc. *	41,300	1,974,553
Ultimate Software Group, Inc. *	37,100	3,760,456
Unisys Corp. *	60,150	1,025,558
United Online, Inc.	126,687	679,042
Unwired Planet, Inc. *	114,100	160,881
ValueClick, Inc. *	110,700	1,845,369
VASCO Data Security International, Inc. *	40,200	284,616
Verint Systems, Inc. *	29,900	815,373
Virnetx Holding Corp. (c)*	57,600	1,730,880
Virtusa Corp. *	25,600	439,296
VistaPrint N.V. (c)*	50,800	1,547,876
Vocus, Inc. *	28,300	502,325
Web.com Group, Inc. *	48,100	759,018
WebMD Health Corp. *	69,600	1,037,736
Websense, Inc. *	53,504	707,323
WEX, Inc. *	54,076	3,989,727
XO Group, Inc. *	39,800	320,390
Yelp, Inc. (c)*	11,600	279,560
Zix Corp. *	88,900	257,810

		135,166,366

Technology Hardware & Equipment 4.8%
3D Systems Corp. (c)*	64,900	2,823,150
ADTRAN, Inc. (c)	88,700	1,498,143
Aeroflex Holding Corp. *	26,600	169,176
Agilysys, Inc. *	24,000	196,080
Ambient Corp. (c)*	9,400	36,096
Anaren, Inc. *	20,200	364,206
Anixter International, Inc.	38,800	2,274,456
Arris Group, Inc. *	158,760	2,181,362
Aruba Networks, Inc. *	155,900	2,832,703
Audience, Inc. *	8,300	62,458
Aviat Networks, Inc. *	81,200	185,136
Avid Technology, Inc. *	39,705	233,068
Aware, Inc.	15,800	96,222
Badger Meter, Inc.	20,203	865,497
Bel Fuse, Inc., Class B	14,100	233,496
Benchmark Electronics, Inc. *	81,294	1,204,777
Black Box Corp.	24,092	528,097
CalAmp Corp. *	39,400	349,872
Calix, Inc. *	58,800	391,020
Checkpoint Systems, Inc. *	53,744	436,401
Ciena Corp. *	138,900	1,723,749
Cognex Corp.	60,109	2,191,574
Coherent, Inc. *	32,451	1,481,388
Comtech Telecommunications Corp.	24,500	616,665
Cray, Inc. *	51,800	630,406
CTS Corp.	46,000	380,880
Daktronics, Inc.	50,700	444,639
Datalink Corp. *	20,900	170,126
Digi International, Inc. *	33,900	319,338
DTS, Inc. *	24,942	523,283
Echelon Corp. *	60,600	200,586
Electro Rent Corp.	25,200	396,144
Electro Scientific Industries, Inc.	30,200	322,536
Electronics for Imaging, Inc. *	65,209	1,132,028
Emulex Corp. *	117,590	818,426
Extreme Networks, Inc. *	135,200	440,752
Fabrinet *	30,100	289,863
FARO Technologies, Inc. *	23,200	932,640
FEI Co.	52,600	2,895,630
Finisar Corp. *	125,300	1,443,456
Globecomm Systems, Inc. *	34,300	372,155
GSI Group, Inc. *	40,000	310,800
Harmonic, Inc. *	160,400	696,136
Imation Corp. *	40,200	183,714
Immersion Corp. *	38,200	165,024
Infinera Corp. *	150,600	740,952
Insight Enterprises, Inc. *	60,600	979,902
InterDigital, Inc. (c)	62,300	2,373,007
Intermec, Inc. *	87,540	593,521
Intevac, Inc. *	30,600	153,000
InvenSense, Inc. (c)*	50,000	560,000
Ixia *	57,864	810,675
KEMET Corp. *	59,100	268,314
Key Tronic Corp. *	14,400	163,440
KVH Industries, Inc. *	19,900	275,018
Littelfuse, Inc.	30,400	1,629,440
Loral Space & Communications, Inc.	15,000	1,179,900
Maxwell Technologies, Inc. *	43,400	282,534
Measurement Specialties, Inc. *	21,300	694,593
Mercury Computer Systems, Inc. *	44,600	365,497
Mesa Laboratories, Inc.	3,600	175,572
Methode Electronics, Inc.	49,500	500,940
MTS Systems Corp.	22,075	1,112,801
Multi-Fineline Electronix, Inc. *	12,100	255,794
Neonode, Inc. (c)*	30,900	117,111
NETGEAR, Inc. *	53,400	1,896,234
Newport Corp. *	52,100	563,722
NumereX Corp., Class A *	12,800	146,944

34 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Oclaro, Inc. *	101,300	199,561
OCZ Technology Group, Inc. (c)*	95,200	128,520
Oplink Communications, Inc. *	26,200	389,332
OSI Systems, Inc. *	27,300	2,163,525
Park Electrochemical Corp.	29,300	727,226
ParkerVision, Inc. (c)*	104,200	162,552
PC Connection, Inc.	12,500	128,625
PC-Tel, Inc.	25,400	165,608
Plantronics, Inc.	59,193	1,920,221
Plexus Corp. *	48,962	1,317,567
Power-One, Inc. *	91,200	367,536
Procera Networks, Inc. *	28,000	634,200
QLogic Corp. *	133,800	1,255,044
Quantum Corp. *	321,700	337,785
Radisys Corp. *	38,000	107,920
RealD, Inc. (c)*	60,400	564,740
Richardson Electronics Ltd.	18,900	220,185
Rofin-Sinar Technologies, Inc. *	40,036	729,056
Rogers Corp. *	22,367	881,483
Sanmina-SCI Corp. *	111,200	988,568
ScanSource, Inc. *	37,878	1,107,932
ShoreTel, Inc. *	63,200	279,976
Silicon Graphics International Corp. (c)*	46,000	355,120
Sonus Networks, Inc. *	309,258	575,220
STEC, Inc. *	49,000	287,630
Stratasys, Inc. *	29,900	1,993,433
Super Micro Computer, Inc. *	40,000	316,400
Sycamore Networks, Inc.	30,211	174,620
Symmetricom, Inc. *	58,000	356,700
Synaptics, Inc. *	46,200	1,069,992
SYNNEX Corp. *	36,100	1,169,279
Tellabs, Inc.	502,800	1,468,176
Telular Corp.	22,800	227,772
TESSCO Technologies, Inc.	7,400	153,920
TTM Technologies, Inc. *	72,500	652,500
Ubiquiti Networks, Inc. (c)*	17,300	204,140
Universal Display Corp. *	55,500	1,819,290
ViaSat, Inc. *	51,519	2,000,998
Viasystems Group, Inc. *	7,000	107,170
Vishay Precision Group, Inc. *	16,500	215,325
Westell Technologies, Inc., Class A *	71,100	145,044
Zygo Corp. *	23,500	437,570

		80,389,726

Telecommunication Services 0.7%
8x8, Inc. *	97,100	636,005
Atlantic Tele-Network, Inc.	12,600	522,144
Boingo Wireless, Inc. (c)*	21,700	158,844
Cbeyond, Inc. *	37,400	286,484
Cincinnati Bell, Inc. *	275,345	1,434,547
Cogent Communications Group, Inc.	64,300	1,395,953
Consolidated Communications Holdings, Inc.	57,625	889,730
Fairpoint Communications, Inc. (c)*	28,900	212,126
General Communication, Inc., Class A *	50,300	439,622
Hawaiian Telcom Holdco, Inc. *	14,100	240,687
HickoryTech Corp.	17,900	190,635
IDT Corp., Class B	23,500	237,820
inContact, Inc. *	51,900	298,944
Iridium Communications, Inc. *	68,200	503,998
Leap Wireless International, Inc. (c)*	73,500	392,490
Lumos Networks Corp.	20,100	158,187
magicJack VocalTec Ltd. (c)*	20,700	421,245
Neutral Tandem, Inc.	38,300	176,946
NTELOS Holdings Corp.	20,150	307,288
ORBCOMM, Inc. *	46,400	162,400
Premiere Global Services, Inc. *	70,000	595,000
Primus Telecommunications Group, Inc.	16,700	244,321
Shenandoah Telecommunications Co.	34,800	547,056
Towerstream Corp. (c)*	68,400	240,768
USA Mobility, Inc.	29,600	327,080
Vonage Holdings Corp. *	218,500	495,995

		11,516,315

Transportation 2.5%
Air Transport Services Group, Inc. *	72,100	277,585
Alaska Air Group, Inc. *	98,800	3,778,112
Allegiant Travel Co. *	20,500	1,491,170
AMERCO	12,004	1,386,942
Arkansas Best Corp.	34,072	274,280
Atlas Air Worldwide Holdings, Inc. *	36,300	1,996,137
Avis Budget Group, Inc. *	148,700	2,458,011
Celadon Group, Inc.	26,900	459,990
Dollar Thrifty Automotive Group, Inc. *	39,100	3,010,700
Echo Global Logistics, Inc. *	20,300	341,243
Forward Air Corp.	40,582	1,354,221
Genco Shipping & Trading Ltd. (c)*	48,200	146,528
Genesee & Wyoming, Inc., Class A *	61,600	4,464,152
Hawaiian Holdings, Inc. *	75,200	445,936
Heartland Express, Inc.	67,500	941,625
Hub Group, Inc., Class A *	50,892	1,578,161
International Shipholding Corp.	7,300	122,056
JetBlue Airways Corp. *	326,500	1,727,185
Knight Transportation, Inc.	81,700	1,235,304
Marten Transport Ltd.	20,800	384,800
Old Dominion Freight Line, Inc. *	99,124	3,324,619
Pacer International, Inc. *	46,900	167,902
Park-Ohio Holdings Corp. *	11,200	247,744
Patriot Transportation Holding, Inc. *	8,700	243,600
Quality Distribution, Inc. *	29,300	251,980
Rand Logistics, Inc. *	24,300	157,464
Republic Airways Holdings, Inc. *	64,600	301,682
Roadrunner Transportation Systems, Inc. *	17,600	306,768
Saia, Inc. *	23,400	528,840
SkyWest, Inc.	70,812	775,391
Spirit Airlines, Inc. *	57,100	1,002,105
Swift Transportation Co. *	110,900	1,081,275
Universal Truckload Services, Inc.	7,300	115,632
US Airways Group, Inc. *	226,500	2,758,770
Werner Enterprises, Inc.	60,743	1,406,808

See financial notes 35

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Wesco Aircraft Holdings, Inc. *	24,000	320,400
XPO Logistics, Inc. (c)*	24,200	332,266
Zipcar, Inc. (c)*	36,900	231,363

		41,428,747

Utilities 3.6%
ALLETE, Inc.	52,390	2,180,472
American DG Energy, Inc. (c)*	53,400	134,568
American States Water Co.	25,700	1,131,314
Artesian Resources Corp., Class A	10,500	241,605
Atlantic Power Corp.	159,500	2,395,690
Avista Corp.	82,412	2,094,913
Black Hills Corp.	62,298	2,228,400
Cadiz, Inc. *	16,200	139,320
California Water Service Group	58,174	1,071,565
CH Energy Group, Inc.	20,797	1,352,429
Chesapeake Utilities Corp.	13,800	648,186
Cleco Corp.	84,600	3,650,490
Connecticut Water Service, Inc.	11,500	352,245
Consolidated Water Co., Ltd.	19,500	153,075
Delta Natural Gas Co., Inc.	9,300	182,838
El Paso Electric Co.	55,916	1,900,585
Genie Energy Ltd., Class B	18,600	130,386
GenOn Energy, Inc. *	1,076,600	2,766,862
IDACORP, Inc.	69,800	3,121,456
MGE Energy, Inc.	32,260	1,698,166
Middlesex Water Co.	20,900	404,206
New Jersey Resources Corp.	57,900	2,574,234
Northwest Natural Gas Co.	36,795	1,712,071
NorthWestern Corp.	49,912	1,787,349
Ormat Technologies, Inc.	24,000	456,720
Otter Tail Corp.	50,109	1,209,130
Piedmont Natural Gas Co., Inc.	99,700	3,177,439
PNM Resources, Inc.	111,700	2,475,272
Portland General Electric Co.	105,200	2,882,480
SJW Corp.	20,700	501,768
South Jersey Industries, Inc.	41,760	2,112,638
Southwest Gas Corp.	64,296	2,794,947
The Empire District Electric Co.	57,900	1,257,009
The Laclede Group, Inc.	30,677	1,277,390
The York Water Co.	17,000	295,290
UIL Holdings Corp.	70,710	2,557,581
Unitil Corp.	18,500	491,915
UNS Energy Corp.	55,317	2,358,717
WGL Holdings, Inc.	71,800	2,855,486

		60,756,207

Total Common Stock
(Cost $1,363,052,199)		1,630,498,243

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Indevus Pharmaceuticals, Inc. (a)(b)*	138,800	—

Total Rights
(Cost $—)		—

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. (b)*	19,700	591

Total Warrants
(Cost $—)		591

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.6% of net assets

Time Deposit 2.5%
Royal Bank of Canada
0.03%, 11/01/12	41,374,248	41,374,248

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.07%, 12/20/12 (d)(e)	100,000	99,991
0.09%, 12/20/12 (d)(e)	250,000	249,969
0.10%, 12/20/12 (d)(e)	170,000	169,977
0.11%, 12/20/12 (d)(e)	1,848,000	1,847,736
0.11%, 12/20/12 (d)(e)	250,000	249,964

		2,617,637

Total Short-Term Investments
(Cost $43,991,885)		43,991,885

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 5.6% of net assets

Wells Fargo Advantage Government Money Market Fund	93,407,211	93,407,211

Total Collateral Invested for Securities on Loan
(Cost $93,407,211)		93,407,211

End of Collateral Invested for Securities on Loan.

36 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

At 10/31/12 tax basis cost of the fund’s investments was $1,412,644,938 and the unrealized appreciation and depreciation were $406,103,935 and ($144,258,154), respectively, with a net unrealized appreciation of $261,845,781.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these securities amounted to $320,070 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/21/12	510	41,631,300	(1,350,122)

See financial notes 37

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.6%		Common Stock	1,684,732,545	2,208,790,277
0.0%		Rights	—	—
0.0%		Warrants	—	—
1.1%		Short-Term Investments	24,098,126	24,098,126

99.7%		Total Investments	1,708,830,671	2,232,888,403
0.8%		Collateral Invested for Securities on Loan	18,504,950	18,504,950
(0	.5)%	Other Assets and Liabilities, Net		(11,715,225)

100.0%		Net Assets		2,239,678,128

	Number	Value
Security	of Shares	($)

Common Stock 98.6% of net assets

Automobiles & Components 0.8%
Allison Transmission Holdings, Inc. (d)	5,200	104,988
American Axle & Manufacturing Holdings, Inc. *	8,300	90,221
BorgWarner, Inc. *	16,000	1,053,120
Cooper Tire & Rubber Co.	8,900	179,157
Dana Holding Corp.	19,500	256,620
Dorman Products, Inc. *	3,000	91,650
Drew Industries, Inc. *	2,400	76,008
Exide Technologies *	15,500	47,275
Federal-Mogul Corp. *	12,900	97,266
Ford Motor Co.	544,236	6,073,674
General Motors Co. *	108,000	2,754,000
Gentex Corp.	20,600	354,732
Harley-Davidson, Inc.	32,300	1,510,348
Johnson Controls, Inc.	96,300	2,479,725
Lear Corp.	14,000	596,400
Modine Manufacturing Co. *	12,100	82,280
Standard Motor Products, Inc.	7,500	140,850
Stoneridge, Inc. *	8,200	40,754
Strattec Security Corp.	1,500	34,080
Tenneco, Inc. *	7,480	228,514
Tesla Motors, Inc. (d)*	9,400	264,422
The Goodyear Tire & Rubber Co. *	33,900	386,799
Thor Industries, Inc.	7,500	285,225
TRW Automotive Holdings Corp. *	14,400	669,744
Visteon Corp. *	8,000	352,800
Winnebago Industries, Inc. *	7,400	93,240

		18,343,892

Banks 3.3%
1st Source Corp.	5,528	122,777
Ameris Bancorp *	4,048	43,192
Arrow Financial Corp. (d)	3,324	81,106
Associated Banc-Corp.	21,500	277,135
Astoria Financial Corp.	11,300	113,339
BancFirst Corp.	2,300	101,108
BancorpSouth, Inc.	10,112	143,085
BancTrust Financial Group, Inc. *	2,100	5,964
Bank Mutual Corp.	11,668	52,623
Bank of Hawaii Corp.	6,500	287,040
Bank of the Ozarks, Inc.	5,600	183,344
BankUnited, Inc.	6,000	142,260
Banner Corp.	3,171	91,927
BB&T Corp.	98,458	2,850,359
BBCN Bancorp, Inc.	11,000	131,230
Beneficial Mutual Bancorp, Inc. *	7,500	71,100
Berkshire Bancorp, Inc. *	3,600	29,952
Berkshire Hills Bancorp, Inc.	3,400	79,832
BOK Financial Corp.	3,740	219,351
Boston Private Financial Holdings, Inc.	12,129	111,829
Brookline Bancorp, Inc.	11,705	99,258
Bryn Mawr Bank Corp.	3,400	76,976
Camco Financial Corp. *	700	1,295
Camden National Corp.	1,700	59,330
Capital City Bank Group, Inc. *	4,375	44,406
CapitalSource, Inc.	32,900	260,239
Capitol Federal Financial, Inc.	21,963	261,579
Cathay General Bancorp	9,200	162,748
Central Pacific Financial Corp. *	5,169	74,279
Century Bancorp, Inc., Class A	800	26,168
Chemical Financial Corp.	5,383	126,608
CIT Group, Inc. *	27,900	1,038,438
Citizens Republic Bancorp, Inc. *	5,900	107,026
City Holding Co.	4,800	168,576
City National Corp.	6,100	311,710
Columbia Banking System, Inc.	4,951	87,682
Comerica, Inc.	27,659	824,515
Commerce Bancshares, Inc.	10,461	398,355
Community Bank System, Inc.	4,400	121,396
Community Trust Bancorp, Inc.	2,487	84,359
Cullen/Frost Bankers, Inc.	8,300	458,990
CVB Financial Corp.	10,311	111,565
Dime Community Bancshares, Inc.	6,875	99,687
East West Bancorp, Inc.	19,600	417,284
EverBank Financial Corp.	8,900	135,636
F.N.B. Corp.	19,661	210,963
Fifth Third Bancorp	129,314	1,878,932
First BanCorp *	26,579	112,695
First Busey Corp.	20,200	95,344
First Citizens BancShares, Inc., Class A	900	151,875
First Commonwealth Financial Corp.	13,504	88,451
First Financial Bancorp	10,339	162,322
First Financial Bankshares, Inc.	6,000	217,380
First Financial Corp.	2,600	79,534

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
First Financial Holdings, Inc.	3,900	54,990
First Horizon National Corp.	32,816	305,517
First M&F Corp.	2,000	16,900
First Merchants Corp.	9,041	132,993
First Midwest Bancorp, Inc.	9,125	112,876
First Niagara Financial Group, Inc.	50,265	416,194
First Republic Bank	11,000	377,850
First United Corp. *	2,200	15,180
FirstMerit Corp.	13,406	185,807
Flagstar Bancorp, Inc. *	8,060	111,228
Flushing Financial Corp.	6,800	105,740
Fulton Financial Corp.	28,262	274,707
Glacier Bancorp, Inc.	7,697	111,606
Great Southern Bancorp, Inc.	3,400	96,458
Hancock Holding Co.	10,844	342,562
Hawthorn Bancshares, Inc.	876	7,665
Heritage Financial Corp.	4,235	58,570
Home Bancshares, Inc.	3,300	114,312
Hudson City Bancorp, Inc.	69,231	587,425
Huntington Bancshares, Inc.	120,799	771,906
IBERIABANK Corp.	3,875	192,936
Independent Bank Corp.	3,000	88,530
Independent Bank Corp., Michigan *	431	1,483
International Bancshares Corp.	7,784	141,280
Investors Bancorp, Inc.	9,600	172,704
Kearny Financial Corp.	9,000	85,050
KeyCorp	132,490	1,115,566
Lakeland Financial Corp.	3,700	98,753
M&T Bank Corp.	17,549	1,826,851
MainSource Financial Group, Inc.	3,235	40,502
MB Financial, Inc.	8,133	164,775
Merchants Bancshares, Inc.	1,450	42,456
MGIC Investment Corp. *	45,600	78,432
MutualFirst Financial, Inc.	2,000	24,320
National Penn Bancshares, Inc.	13,175	117,653
Nationstar Mortgage Holdings, Inc. *	3,100	112,003
NBT Bancorp, Inc.	4,400	93,588
New York Community Bancorp, Inc.	60,985	845,252
North Valley Bancorp *	300	4,176
Northrim BanCorp, Inc.	4,281	96,451
Northwest Bancshares, Inc.	11,250	133,875
OceanFirst Financial Corp.	5,050	70,397
Ocwen Financial Corp. *	16,420	633,319
Old National Bancorp	16,800	206,136
Oriental Financial Group, Inc.	8,163	96,160
Oritani Financial Corp.	6,000	91,680
Pacific Capital Bancorp *	3,117	143,101
PacWest Bancorp	6,000	135,000
Park National Corp. (d)	2,845	189,335
People’s United Financial, Inc.	49,587	596,532
Peoples Financial Corp.	3,000	25,500
Pinnacle Financial Partners, Inc. *	6,475	126,586
PNC Financial Services Group, Inc.	75,532	4,395,207
Popular, Inc. *	14,720	284,538
Premier Financial Bancorp, Inc.	245	2,345
PrivateBancorp, Inc.	8,000	129,280
Prosperity Bancshares, Inc.	6,400	267,904
Provident Financial Holdings, Inc.	2,750	40,617
Provident Financial Services, Inc.	5,217	78,255
Radian Group, Inc.	24,500	114,905
Regions Financial Corp.	201,662	1,314,836
Renasant Corp.	4,125	75,941
Republic Bancorp, Inc., Class A	6,521	140,984
Roma Financial Corp.	4,000	35,240
S&T Bancorp, Inc.	4,400	77,308
S.Y. Bancorp, Inc.	2,370	55,885
Sandy Spring Bancorp, Inc.	5,900	112,808
SCBT Financial Corp.	3,000	119,040
Seacoast Banking Corp. of Florida *	1,980	3,168
Shore Bancshares, Inc.	1,250	7,062
Signature Bank *	6,700	477,308
Simmons First National Corp., Class A	4,000	99,560
Southside Bancshares, Inc.	4,300	87,763
Southwest Bancorp, Inc. *	5,300	57,187
State Bank Financial Corp.	6,200	94,054
StellarOne Corp.	6,000	82,320
Sterling Bancorp	9,018	86,122
Sterling Financial Corp.	5,000	106,300
Suffolk Bancorp *	2,400	36,048
Sun Bancorp, Inc. *	11,218	34,664
SunTrust Banks, Inc.	76,842	2,090,102
Susquehanna Bancshares, Inc.	23,468	243,363
SVB Financial Group *	6,400	362,176
Synovus Financial Corp.	110,700	271,215
TCF Financial Corp.	22,900	261,976
Texas Capital Bancshares, Inc. *	5,400	256,338
TFS Financial Corp. *	19,500	174,525
The First of Long Island Corp.	4,000	119,960
Timberland Bancorp, Inc. *	2,000	12,400
Tompkins Financial Corp.	4,024	162,892
Tree.com, Inc. *	1,044	15,086
TriCo Bancshares	1,900	31,920
TrustCo Bank Corp.	14,857	82,902
Trustmark Corp.	8,300	194,801
U.S. Bancorp	270,431	8,981,014
UMB Financial Corp.	5,274	234,851
Umpqua Holdings Corp.	15,743	190,333
Union First Market Bankshares Corp.	7,050	110,685
United Bankshares, Inc.	7,400	176,342
United Community Banks, Inc. *	11,678	101,599
Valley National Bancorp	25,542	248,779
ViewPoint Financial Group, Inc.	4,900	101,920
Washington Federal, Inc.	14,942	250,727
Washington Trust Bancorp, Inc.	3,600	97,164
Webster Financial Corp.	8,663	190,586
Wells Fargo & Co.	701,006	23,616,892
WesBanco, Inc.	4,456	98,032
West Coast Bancorp	3,916	86,230
Westamerica Bancorp	5,200	229,424
Western Alliance Bancorp *	9,500	97,470
Wintrust Financial Corp.	5,800	214,310
WSFS Financial Corp.	2,000	84,710
Zions Bancorp	25,425	545,875

		74,038,270

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 7.8%
3M Co.	90,800	7,954,080
A.O. Smith Corp.	4,950	300,811
AAON, Inc.	4,569	95,858
AAR Corp.	5,000	75,450
Aceto Corp.	5,000	50,100
Actuant Corp., Class A	10,280	290,307
Acuity Brands, Inc.	6,000	388,200
AECOM Technology Corp. *	16,100	345,667
Aegion Corp. *	4,300	79,421
Aerosonic Corp. *	300	981
Aerovironment, Inc. *	2,900	63,771
AGCO Corp. *	13,862	630,860
Air Lease Corp. *	9,400	195,708
Aircastle Ltd.	14,100	156,933
Alamo Group, Inc.	2,500	83,750
Albany International Corp., Class A	3,918	86,078
Alliant Techsystems, Inc.	4,437	254,196
Altra Holdings, Inc.	4,300	77,486
American Railcar Industries, Inc. *	2,800	82,264
American Science & Engineering, Inc.	2,000	127,160
American Superconductor Corp. (d)*	5,200	18,668
American Woodmark Corp. *	4,000	92,000
AMETEK, Inc.	34,625	1,230,919
Ampco-Pittsburgh Corp.	2,800	49,448
Apogee Enterprises, Inc.	6,600	134,442
Applied Industrial Technologies, Inc.	6,525	264,850
Armstrong World Industries, Inc.	3,500	181,300
Astec Industries, Inc. *	2,500	72,000
Astronics Corp. *	3,438	79,796
Astronics Corp., Class B *	516	11,784
AZZ, Inc.	3,500	138,040
B/E Aerospace, Inc. *	14,600	658,314
Barnes Group, Inc.	6,600	151,008
Beacon Roofing Supply, Inc. *	6,600	213,444
Belden, Inc.	6,900	247,020
Blount International, Inc. *	6,200	82,026
Brady Corp., Class A	6,400	196,864
Breeze-Eastern Corp. *	500	4,000
Briggs & Stratton Corp.	6,500	128,375
Builders FirstSource, Inc. *	17,100	94,221
Carlisle Cos., Inc.	9,200	511,060
Cascade Corp.	1,700	110,483
Caterpillar, Inc.	93,200	7,904,292
Ceradyne, Inc.	2,500	87,400
Chart Industries, Inc. *	4,400	311,476
CIRCOR International, Inc.	3,750	129,337
CLARCOR, Inc.	6,400	289,536
Coleman Cable, Inc.	1,500	14,235
Colfax Corp. *	9,400	323,266
Columbus McKinnon Corp. *	2,400	35,928
Comfort Systems USA, Inc.	7,700	83,930
Cooper Industries plc	22,300	1,671,162
Crane Co.	8,000	335,840
Cubic Corp.	2,000	97,600
Cummins, Inc.	24,900	2,330,142
Curtiss-Wright Corp.	6,600	203,742
Danaher Corp.	83,300	4,309,109
Deere & Co.	55,900	4,776,096
DigitalGlobe, Inc. *	5,500	142,670
Donaldson Co., Inc.	19,300	622,811
Dover Corp.	26,100	1,519,542
Ducommun, Inc. *	3,200	43,648
DXP Enterprises, Inc. *	1,700	83,691
Dycom Industries, Inc. *	5,300	75,472
Eaton Corp.	47,500	2,242,950
EMCOR Group, Inc.	9,400	302,304
Emerson Electric Co.	103,700	5,022,191
Encore Wire Corp.	2,500	77,150
EnerSys, Inc. *	7,500	258,600
Engility Holdings, Inc. *	2,516	47,804
EnPro Industries, Inc. *	3,000	109,680
ESCO Technologies, Inc.	2,800	104,832
Esterline Technologies Corp. *	4,400	254,276
Exelis, Inc.	23,400	258,804
Fastenal Co.	37,900	1,694,130
Federal Signal Corp. *	5,300	30,581
Flow International Corp. *	900	2,988
Flowserve Corp.	7,700	1,043,273
Fluor Corp.	23,200	1,295,720
Fortune Brands Home & Security, Inc. *	21,700	617,148
Foster Wheeler AG *	15,200	338,504
Franklin Electric Co., Inc.	2,800	162,232
FreightCar America, Inc.	2,500	48,125
FuelCell Energy, Inc. *	1,200	1,117
Furmanite Corp. *	1,400	7,070
Gardner Denver, Inc.	6,400	443,712
GATX Corp.	6,600	273,636
GenCorp, Inc. *	11,600	102,312
Generac Holdings, Inc.	3,900	132,600
General Cable Corp. *	6,700	191,151
General Dynamics Corp.	47,300	3,220,184
General Electric Co.	1,506,666	31,730,386
GeoEye, Inc. *	6,000	188,220
Gibraltar Industries, Inc. *	2,500	31,150
Graco, Inc.	8,812	423,505
GrafTech International Ltd. *	16,600	174,466
Granite Construction, Inc.	4,850	146,518
Great Lakes Dredge & Dock Corp.	11,600	92,220
Griffon Corp.	15,100	153,265
H&E Equipment Services, Inc.	4,900	74,578
Hardinge, Inc.	4,800	49,824
Harsco Corp.	11,300	225,887
HEICO Corp., Class A	6,263	190,896
Hexcel Corp. *	13,000	332,280
Honeywell International, Inc.	111,362	6,819,809
Hubbell, Inc., Class B	7,900	661,388
Huntington Ingalls Industries, Inc. *	6,972	295,473
Hyster-Yale Materials Handling, Inc. *	2,000	82,160
Hyster-Yale Materials Handling, Inc., Class B (a)(c)*	1,300	53,404
IDEX Corp.	11,725	498,664
II-VI, Inc. *	7,600	125,476
Illinois Tool Works, Inc.	61,500	3,771,795
Ingersoll-Rand plc	41,500	1,951,745
Integrated Electrical Services, Inc. *	5,105	27,567
ITT Corp.	11,700	243,360

40 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Jacobs Engineering Group, Inc. *	18,000	694,620
John Bean Technologies Corp.	4,983	76,838
Joy Global, Inc.	16,350	1,021,057
Kadant, Inc. *	3,001	72,894
Kaman Corp.	3,000	111,600
Kaydon Corp.	3,300	73,788
KBR, Inc.	21,000	585,060
Kennametal, Inc.	11,300	400,246
Kratos Defense & Security Solutions, Inc. *	3,180	17,522
L-3 Communications Holdings, Inc.	13,600	1,003,680
Lawson Products, Inc.	3,000	21,330
Layne Christensen Co. *	3,200	71,328
Lennox International, Inc.	6,771	338,889
Lincoln Electric Holdings, Inc.	11,800	511,766
Lindsay Corp.	1,800	137,466
Lockheed Martin Corp.	38,452	3,601,799
Lydall, Inc. *	5,500	71,005
Magnetek, Inc. *	1,650	18,942
Masco Corp.	50,700	765,063
MasTec, Inc. *	8,550	192,888
Meritor, Inc. *	9,900	43,758
Michael Baker Corp. *	3,000	67,830
Middleby Corp. *	2,600	324,870
Moog, Inc., Class A *	5,787	214,177
MRC Global, Inc. *	3,700	90,465
MSC Industrial Direct Co., Inc., Class A	6,300	469,980
Mueller Industries, Inc.	5,400	236,520
Mueller Water Products, Inc., Class A	23,139	120,554
National Presto Industries, Inc. (d)	1,200	89,220
Navistar International Corp. (d)*	9,500	178,125
NCI Building Systems, Inc. *	580	6,502
NN, Inc. *	1,800	14,904
Nordson Corp.	8,000	472,240
Nortek, Inc. *	1,800	107,118
Northrop Grumman Corp.	35,232	2,420,086
Omega Flex, Inc. *	700	8,750
Orbital Sciences Corp. *	7,600	101,840
Oshkosh Corp. *	12,900	386,742
Owens Corning *	16,700	560,953
PACCAR, Inc.	49,625	2,150,747
Pall Corp.	16,600	1,045,136
Parker Hannifin Corp.	21,300	1,675,458
Pentair Ltd.	29,528	1,247,263
Polypore International, Inc. (d)*	6,100	215,208
Powell Industries, Inc. *	2,800	111,384
Precision Castparts Corp.	20,702	3,582,895
Primoris Services Corp.	6,900	96,393
Proto Labs, Inc. *	2,800	97,160
Quanex Building Products Corp.	5,625	111,206
Quanta Services, Inc. *	29,271	758,997
Raven Industries, Inc.	5,600	152,824
Raytheon Co.	47,400	2,680,944
RBC Bearings, Inc. *	3,000	148,980
Regal-Beloit Corp.	5,900	384,562
Rexnord Corp. (d)*	9,300	168,516
Robbins & Myers, Inc.	6,970	413,182
Rockwell Automation, Inc.	20,200	1,435,412
Rockwell Collins, Inc.	20,100	1,076,958
Roper Industries, Inc.	13,700	1,495,629
Rush Enterprises, Inc., Class A *	4,600	87,400
Sauer-Danfoss, Inc.	2,800	112,168
Seaboard Corp. *	100	228,133
Simpson Manufacturing Co., Inc.	6,200	188,852
Snap-on, Inc.	8,200	634,106
Spirit AeroSystems Holdings, Inc., Class A *	14,500	226,635
SPX Corp.	7,110	487,675
Standex International Corp.	3,000	138,720
Stanley Black & Decker, Inc.	23,552	1,632,154
Sun Hydraulics Corp.	3,000	79,920
TAL International Group, Inc.	3,900	133,146
Taser International, Inc. *	1,700	13,277
Tecumseh Products Co., Class A *	3,200	16,096
Teledyne Technologies, Inc. *	5,157	330,203
Tennant Co.	4,200	157,164
Terex Corp. *	14,400	324,720
Textainer Group Holdings Ltd.	2,500	75,500
Textron, Inc.	38,700	975,627
The Babcock & Wilcox Co. *	15,500	399,435
The Boeing Co.	96,500	6,797,460
The Gorman-Rupp Co.	4,113	111,051
The Greenbrier Cos., Inc. *	4,100	71,381
The Manitowoc Co., Inc.	18,500	263,625
The Shaw Group, Inc. *	9,300	407,247
The Timken Co.	11,000	434,390
The Toro Co.	8,200	346,204
Thermon Group Holdings, Inc. *	3,500	86,940
Titan International, Inc.	4,125	86,542
Titan Machinery, Inc. *	2,400	56,760
TransDigm Group, Inc.	6,600	879,186
Trex Co., Inc. *	2,700	94,338
TriMas Corp. *	4,700	117,876
Trinity Industries, Inc.	13,650	426,972
Triumph Group, Inc.	7,000	457,940
Tutor Perini Corp. *	5,000	50,700
United Rentals, Inc. *	13,100	532,646
United Technologies Corp.	119,668	9,353,251
Universal Forest Products, Inc.	2,500	96,250
URS Corp.	10,700	358,236
USG Corp. *	12,500	333,875
Valmont Industries, Inc.	3,200	432,320
Vicor Corp. *	4,200	26,796
W.W. Grainger, Inc.	8,600	1,732,126
Wabash National Corp. *	8,000	50,480
WABCO Holdings, Inc. *	9,233	540,777
Wabtec Corp.	6,628	542,833
Watsco, Inc.	4,200	287,070
Watts Water Technologies, Inc., Class A	4,000	160,920
WESCO International, Inc. *	6,300	408,744
Woodward, Inc.	8,000	268,000
Xylem, Inc.	26,100	633,186

		175,465,500

Commercial & Professional Supplies 1.1%
A.T. Cross Co., Class A *	2,900	27,463
ABM Industries, Inc.	7,200	136,800
Acacia Research Corp. *	6,200	161,014
Acco Brands Corp. *	15,378	111,337
American Reprographics Co. *	7,000	26,810

See financial notes 41

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
AMREP Corp. *	2,500	16,250
Asset Acceptance Capital Corp. *	2,500	15,950
ASTA Funding, Inc.	6,000	56,280
Avery Dennison Corp.	14,600	472,748
Casella Waste Systems, Inc., Class A *	6,500	29,770
CDI Corp.	3,700	63,603
Cenveo, Inc. *	7,300	14,673
Cintas Corp.	15,350	641,783
Clean Harbors, Inc. *	6,500	379,275
Compx International, Inc.	2,000	28,060
Consolidated Graphics, Inc. *	3,900	115,089
Copart, Inc. *	17,618	507,222
Corrections Corp. of America	14,484	487,387
Covanta Holding Corp.	18,900	343,602
CRA International, Inc. *	2,500	41,850
Deluxe Corp.	6,800	214,268
Encore Capital Group, Inc. *	5,600	162,400
EnergySolutions, Inc. *	10,500	30,030
Ennis, Inc.	4,500	68,850
Equifax, Inc.	16,895	845,426
Exponent, Inc. *	1,900	104,462
FTI Consulting, Inc. *	5,700	147,972
G&K Services, Inc., Class A	4,100	132,225
GP Strategies Corp. *	1,500	28,875
Healthcare Services Group, Inc.	12,656	302,478
Heidrick & Struggles International, Inc.	3,100	36,704
Herman Miller, Inc.	8,700	168,693
HNI Corp.	6,400	176,128
Hudson Global, Inc. *	3,220	13,009
Huron Consulting Group, Inc. *	3,000	86,550
ICF International, Inc. *	2,800	51,380
IHS, Inc., Class A *	7,800	658,242
InnerWorkings, Inc. *	7,400	106,708
Insperity, Inc.	6,800	177,548
Interface, Inc.	5,800	82,998
Iron Mountain, Inc.	23,180	802,028
KAR Auction Services, Inc. *	11,300	226,000
Kelly Services, Inc., Class A	5,700	75,753
Kforce, Inc. *	4,905	54,691
Kimball International, Inc., Class B	9,100	108,654
Knoll, Inc.	7,000	100,730
Korn/Ferry International *	6,600	88,374
Manpower, Inc.	11,191	424,586
Mastech Holdings, Inc. *	540	2,673
McGrath RentCorp	4,600	120,796
Mine Safety Appliances Co.	4,700	181,420
Mistras Group, Inc. *	4,000	88,360
Mobile Mini, Inc. *	6,200	108,004
Multi-Color Corp.	4,625	105,080
Navigant Consulting, Inc. *	14,000	145,460
Nielsen Holdings N.V. *	17,300	500,316
NL Industries, Inc.	7,800	79,326
On Assignment, Inc. *	4,700	89,676
Performant Financial Corp. *	7,700	75,999
Pitney Bowes, Inc. (d)	28,200	404,952
Portfolio Recovery Associates, Inc. *	2,400	251,160
Quad Graphics, Inc. (d)	5,600	102,648
R.R. Donnelley & Sons Co. (d)	23,500	235,470
Republic Services, Inc.	42,445	1,203,316
Resources Connection, Inc.	11,300	139,442
Robert Half International, Inc.	19,700	529,733
Rollins, Inc.	9,218	208,972
RPX Corp. *	7,400	77,922
Steelcase, Inc., Class A	11,500	115,115
Stericycle, Inc. *	11,900	1,127,644
Sykes Enterprises, Inc. *	11,026	150,174
Team, Inc. *	3,000	98,340
Tetra Tech, Inc. *	12,031	312,084
The ADT Corp. *	32,566	1,351,815
The Advisory Board Co. *	4,600	218,500
The Brink’s Co.	5,600	147,336
The Corporate Executive Board Co.	4,700	211,312
The Dun & Bradstreet Corp.	6,940	562,417
The Geo Group, Inc.	8,680	240,610
The Standard Register Co.	4,100	2,624
Towers Watson & Co., Class A	8,100	435,051
TRC Cos., Inc. *	3,350	24,153
TrueBlue, Inc. *	6,000	78,300
Tyco International Ltd.	65,133	1,750,124
UniFirst Corp.	2,100	146,097
United Stationers, Inc.	5,800	168,316
Verisk Analytics, Inc., Class A *	20,600	1,050,600
Viad Corp.	3,625	76,886
Virco Mfg. Corp. *	1,170	2,820
WageWorks, Inc. *	5,000	96,950
Waste Connections, Inc.	16,712	548,655
Waste Management, Inc.	61,300	2,006,962

		24,726,338

Consumer Durables & Apparel 1.5%
American Greetings Corp., Class A (d)	8,500	145,945
Arctic Cat, Inc. *	2,400	87,048
Blyth, Inc. (d)	3,400	77,656
Brunswick Corp.	11,900	280,721
Callaway Golf Co.	12,800	69,888
Carter’s, Inc. *	8,000	432,480
Cavco Industries, Inc. *	1,010	48,824
Coach, Inc.	40,108	2,248,054
Columbia Sportswear Co.	1,750	98,700
Crocs, Inc. *	15,000	189,000
CSS Industries, Inc.	3,400	68,340
D.R. Horton, Inc.	38,504	807,044
Deckers Outdoor Corp. (d)*	5,200	148,876
DGSE Cos., Inc. (a)(c)(d)*	700	1,300
Ethan Allen Interiors, Inc.	4,200	123,522
Fifth & Pacific Cos., Inc. *	15,900	174,582
Flexsteel Industries, Inc.	600	12,078
Foamex International, Inc. (a)(c)*	2,278	—
Fossil, Inc. *	7,662	667,360
Furniture Brands International, Inc. *	4,700	7,144
G-III Apparel Group Ltd. *	2,800	103,488
Garmin Ltd. (d)	17,400	661,026
Hanesbrands, Inc. *	13,847	463,459
Harman International Industries, Inc.	8,800	368,984
Hasbro, Inc.	16,500	593,835
Helen of Troy Ltd. *	5,000	151,100

42 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hovnanian Enterprises, Inc., Class A (d)*	10,000	43,000
Iconix Brand Group, Inc. *	9,600	177,696
iRobot Corp. *	7,300	131,181
JAKKS Pacific, Inc.	5,100	65,841
Jarden Corp.	11,359	565,678
K-Swiss, Inc., Class A *	2,400	5,472
KB Home (d)	10,900	174,182
Kid Brands, Inc. *	3,000	5,430
La-Z-Boy, Inc. *	7,500	121,650
LeapFrog Enterprises, Inc. *	9,000	79,560
Leggett & Platt, Inc.	19,200	509,376
Lennar Corp., Class A	22,690	850,194
M.D.C. Holdings, Inc.	5,503	210,435
M/I Homes, Inc. *	3,000	66,750
Maidenform Brands, Inc. *	5,000	93,550
Marine Products Corp.	405	2,402
Mattel, Inc.	48,600	1,787,508
Meritage Homes Corp. *	3,900	144,222
Michael Kors Holdings Ltd. *	16,100	880,509
Mohawk Industries, Inc. *	8,319	694,387
Movado Group, Inc.	2,500	79,225
NACCO Industries, Inc., Class A	1,900	96,216
Nautilus, Inc. *	4,125	11,591
Newell Rubbermaid, Inc.	40,800	842,112
NIKE, Inc., Class B	52,300	4,779,174
NVR, Inc. *	700	632,618
Oxford Industries, Inc.	2,500	138,700
Perry Ellis International, Inc. *	5,500	113,520
Polaris Industries, Inc.	9,100	768,950
PulteGroup, Inc. *	46,776	811,096
PVH Corp.	9,900	1,088,901
Quiksilver, Inc. *	25,900	82,880
Ralph Lauren Corp.	8,700	1,337,103
Skechers U.S.A., Inc., Class A *	6,500	107,900
Skyline Corp. *	2,600	11,960
Smith & Wesson Holding Corp. *	8,800	84,480
Standard Pacific Corp. *	15,600	107,640
Stanley Furniture Co., Inc. *	6,875	31,969
Steven Madden Ltd. *	6,075	260,739
Sturm, Ruger & Co., Inc. (d)	2,700	127,521
Superior Uniform Group, Inc.	1,600	18,768
Tandy Brands Accessories, Inc. *	1,000	1,510
Tempur-Pedic International, Inc. *	8,000	211,520
The Jones Group, Inc.	12,156	143,562
The Ryland Group, Inc.	6,700	226,929
The Warnaco Group, Inc. *	5,500	388,190
Toll Brothers, Inc. *	20,900	689,909
True Religion Apparel, Inc.	3,000	76,950
Tumi Holdings, Inc. *	4,500	100,800
Tupperware Brands Corp.	7,800	460,980
Under Armour, Inc., Class A *	10,900	569,634
Universal Electronics, Inc. *	5,200	89,232
Vera Bradley, Inc. (d)*	3,000	89,430
VF Corp.	12,700	1,987,296
Whirlpool Corp.	10,749	1,049,962
Wolverine World Wide, Inc.	7,800	326,586

		32,585,030

Consumer Services 2.1%
AFC Enterprises, Inc. *	3,900	98,748
Ambassadors Group, Inc.	3,400	17,408
American Public Education, Inc. *	2,500	91,075
Ameristar Casinos, Inc.	6,400	116,800
Apollo Group, Inc., Class A *	14,550	292,164
Ascent Capital Group, Inc., Class A *	3,116	185,246
Bally Technologies, Inc. *	5,900	294,528
Biglari Holdings, Inc. *	279	98,657
BJ’s Restaurants, Inc. *	3,000	99,150
Bloomin’ Brands, Inc. *	6,000	82,020
Bob Evans Farms, Inc.	4,200	159,894
Boyd Gaming Corp. *	12,300	75,891
Brinker International, Inc.	12,350	380,380
Buffalo Wild Wings, Inc. *	3,000	227,850
Burger King Worldwide, Inc. *	12,200	181,292
Career Education Corp. *	16,214	55,128
Carnival Corp.	63,000	2,386,440
CEC Entertainment, Inc.	2,925	90,675
Chipotle Mexican Grill, Inc. *	4,600	1,170,838
Choice Hotels International, Inc.	3,800	118,902
Churchill Downs, Inc.	2,900	189,457
Coinstar, Inc. (d)*	5,000	234,700
Corinthian Colleges, Inc. *	9,200	25,116
Cracker Barrel Old Country Store, Inc.	3,446	219,338
Darden Restaurants, Inc.	17,900	941,898
DeVry, Inc.	7,800	204,828
DineEquity, Inc. *	3,000	188,100
Domino’s Pizza, Inc.	8,100	329,022
Dover Downs Gaming & Entertainment, Inc.	5,899	14,040
Dover Motorsports, Inc. *	1,400	2,072
Dunkin’ Brands Group, Inc.	10,200	316,200
Education Management Corp. (d)*	12,500	39,750
Grand Canyon Education, Inc. *	5,000	108,800
H&R Block, Inc.	41,000	725,700
Hillenbrand, Inc.	8,800	180,136
Hyatt Hotels Corp., Class A *	7,900	288,350
International Game Technology	38,100	489,204
International Speedway Corp., Class A	3,245	82,748
Interval Leisure Group, Inc.	6,269	119,487
Isle of Capri Casinos, Inc. *	7,400	44,992
ITT Educational Services, Inc. (d)*	5,600	120,344
Jack In The Box, Inc. *	8,400	218,484
K12, Inc. *	4,900	100,303
Krispy Kreme Doughnuts, Inc. *	14,100	104,763
Lakes Entertainment, Inc. *	6,800	16,252
Las Vegas Sands Corp.	49,800	2,312,712
Learning Tree International, Inc. *	1,400	8,064
LIFE TIME FITNESS, Inc. *	5,500	246,895
Luby’s, Inc. *	2,400	15,336
Marriott International, Inc., Class A	35,408	1,291,684
Marriott Vacations Worldwide Corp. *	4,080	160,507
Matthews International Corp., Class A	2,900	83,433
McDonald’s Corp.	143,909	12,491,301
MGM Resorts International *	52,300	539,213
Monarch Casino & Resort, Inc. *	8,000	72,960
MTR Gaming Group, Inc. *	5,800	20,242

See financial notes 43

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Multimedia Games Holding Co., Inc. *	5,500	87,450
Orient-Express Hotels Ltd., Class A *	12,600	147,798
Panera Bread Co., Class A *	4,200	708,288
Papa John’s International, Inc. *	3,400	181,288
Penn National Gaming, Inc. *	9,800	396,214
Pinnacle Entertainment, Inc. *	6,800	86,768
Regis Corp.	6,900	114,954
Royal Caribbean Cruises Ltd.	19,500	656,565
Ruby Tuesday, Inc. *	9,400	67,868
Ryman Hospitality Properties *	6,925	270,144
School Specialty, Inc. (d)*	2,600	4,810
Scientific Games Corp., Class A *	9,500	78,185
Service Corp. International	30,100	422,604
SHFL Entertainment, Inc. *	8,012	113,210
Six Flags Entertainment Corp.	7,800	445,458
Sonic Corp. *	7,968	79,441
Sotheby’s	8,438	262,675
Speedway Motorsports, Inc.	4,800	78,240
Starbucks Corp.	108,400	4,975,560
Starwood Hotels & Resorts Worldwide, Inc.	27,530	1,427,430
Steiner Leisure Ltd. *	3,000	131,760
Stewart Enterprises, Inc., Class A	10,000	77,700
Strayer Education, Inc. (d)	1,700	97,682
Texas Roadhouse, Inc.	8,300	135,124
The Cheesecake Factory, Inc.	7,087	234,296
The Wendy’s Co.	50,775	216,809
Vail Resorts, Inc.	5,300	300,934
Weight Watchers International, Inc. (d)	3,800	190,950
WMS Industries, Inc. *	8,250	135,547
Wyndham Worldwide Corp.	20,044	1,010,218
Wynn Resorts Ltd.	11,200	1,355,872
Yum! Brands, Inc.	64,900	4,550,139

		47,811,498

Diversified Financials 5.4%
Affiliated Managers Group, Inc. *	7,200	910,800
American Express Co.	140,750	7,877,777
Ameriprise Financial, Inc.	30,930	1,805,384
Bank of America Corp.	1,537,856	14,332,818
BGC Partners, Inc., Class A	28,300	132,444
BlackRock, Inc.	18,300	3,471,144
Calamos Asset Management, Inc., Class A	5,000	54,000
Capital One Financial Corp.	82,810	4,982,678
Cash America International, Inc.	4,100	160,269
CBOE Holdings, Inc.	11,800	347,982
Citigroup, Inc.	418,428	15,645,023
CME Group, Inc.	44,250	2,474,902
Cohen & Steers, Inc. (d)	5,400	151,146
CompuCredit Holdings Corp. (d)*	4,629	17,729
Cowen Group, Inc., Class A *	11,889	30,198
Credit Acceptance Corp. *	1,300	106,145
DFC Global Corp. *	9,750	164,287
Discover Financial Services	73,350	3,007,350
Duff & Phelps Corp., Class A	12,500	155,375
E*TRADE Financial Corp. *	32,433	271,140
Eaton Vance Corp.	16,600	467,124
Epoch Holding Corp.	4,800	105,216
Evercore Partners, Inc., Class A	6,500	181,350
Ezcorp, Inc., Class A *	8,500	167,110
FBR & Co. *	4,000	11,920
Federated Investors, Inc., Class B	14,650	340,466
Financial Engines, Inc. *	5,700	136,857
First Cash Financial Services, Inc. *	3,000	133,980
Franklin Resources, Inc.	19,500	2,492,100
GAMCO Investors, Inc., Class A	3,200	156,800
GFI Group, Inc.	18,700	59,092
Greenhill & Co., Inc.	4,500	214,740
HFF, Inc., Class A *	5,900	82,187
ICG Group, Inc. *	8,050	84,364
Interactive Brokers Group, Inc., Class A	5,400	76,950
IntercontinentalExchange, Inc. *	10,300	1,349,300
INTL FCStone, Inc. *	4,437	82,218
Invesco Ltd.	63,000	1,532,160
Investment Technology Group, Inc. *	8,050	67,942
Janus Capital Group, Inc.	26,200	222,700
Jefferies Group, Inc.	18,200	259,168
JPMorgan Chase & Co.	542,044	22,592,394
KBW, Inc.	6,000	97,500
Knight Capital Group, Inc., Class A *	9,700	25,511
Legg Mason, Inc.	19,050	485,394
Leucadia National Corp.	27,408	622,162
LPL Financial Holdings, Inc.	7,700	224,840
MarketAxess Holdings, Inc.	5,300	165,572
MicroFinancial, Inc.	1,900	14,972
Moody’s Corp.	27,600	1,329,216
Morgan Stanley	197,300	3,429,074
MSCI, Inc. *	17,000	457,980
Netspend Holdings, Inc. *	11,800	126,378
NewStar Financial, Inc. *	13,500	168,750
Northern Trust Corp.	30,500	1,457,290
NYSE Euronext	35,400	876,504
PHH Corp. *	7,186	149,541
PICO Holdings, Inc. *	3,700	81,918
Piper Jaffray Cos., Inc. *	3,950	106,058
Raymond James Financial, Inc.	15,850	604,519
Resource America, Inc., Class A	4,000	27,040
SEI Investments Co.	19,400	424,472
SLM Corp.	68,300	1,200,714
State Street Corp.	68,183	3,038,916
Stifel Financial Corp. *	7,400	234,580
SWS Group, Inc. *	8,211	46,721
T. Rowe Price Group, Inc.	35,700	2,318,358
TD Ameritrade Holding Corp.	32,300	506,787
The Bank of New York Mellon Corp.	168,434	4,162,004
The Charles Schwab Corp. (b)	154,226	2,094,389
The First Marblehead Corp. *	7,500	7,050
The Goldman Sachs Group, Inc.	64,300	7,869,677
The NASDAQ OMX Group, Inc.	17,100	407,151
Virtus Investment Partners, Inc. *	1,775	170,400
Waddell & Reed Financial, Inc., Class A	12,250	408,292
Walter Investment Management Corp. *	5,325	257,357

44 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Westwood Holdings Group, Inc.	4,285	166,344
WisdomTree Investments, Inc. *	12,000	76,920
World Acceptance Corp. *	1,800	120,168

		120,875,248

Energy 10.2%
Abraxas Petroleum Corp. *	8,500	17,595
Adams Resources & Energy, Inc.	1,400	42,588
Alon USA Energy, Inc.	8,700	114,231
Alpha Natural Resources, Inc. *	29,330	251,358
Anadarko Petroleum Corp.	71,260	4,903,401
Apache Corp.	55,872	4,623,408
Apco Oil & Gas International, Inc.	1,800	22,878
Approach Resources, Inc. *	4,000	98,520
Arch Coal, Inc.	26,500	210,940
Atwood Oceanics, Inc. *	8,000	382,400
Baker Hughes, Inc.	61,850	2,595,845
Basic Energy Services, Inc. *	6,000	62,340
Berry Petroleum Co., Class A	6,600	254,166
Bill Barrett Corp. *	6,700	153,497
Bonanza Creek Energy, Inc. *	3,800	94,126
Bristow Group, Inc.	5,000	249,600
C&J Energy Services, Inc. (d)*	5,500	106,590
Cabot Oil & Gas Corp.	30,000	1,409,400
Cal Dive International, Inc. *	9,000	11,340
Callon Petroleum Co. *	12,000	68,640
Cameron International Corp. *	35,147	1,779,844
CARBO Ceramics, Inc. (d)	2,700	199,665
Carrizo Oil & Gas, Inc. *	5,100	136,782
Cheniere Energy, Inc. *	29,800	479,482
Chesapeake Energy Corp.	73,100	1,481,006
Chevron Corp.	279,939	30,852,077
Cimarex Energy Co.	12,108	692,335
Clayton Williams Energy, Inc. *	2,500	105,875
Clean Energy Fuels Corp. (d)*	9,200	105,340
Cloud Peak Energy, Inc. *	8,700	183,570
Cobalt International Energy, Inc. *	26,500	551,465
Comstock Resources, Inc. *	4,500	77,040
Concho Resources, Inc. *	14,600	1,257,352
ConocoPhillips	173,323	10,026,735
CONSOL Energy, Inc.	32,500	1,142,700
Contango Oil & Gas Co. *	2,000	98,320
Continental Resources, Inc. *	7,900	567,694
Crosstex Energy, Inc.	6,200	84,816
CVR Energy, Inc. *	2,500	91,875
Delek US Holdings, Inc.	3,400	87,550
Denbury Resources, Inc. *	54,325	832,802
Devon Energy Corp.	53,760	3,129,370
Diamond Offshore Drilling, Inc.	9,900	685,476
Dresser-Rand Group, Inc. *	10,600	546,218
Dril-Quip, Inc. *	6,100	422,486
Energen Corp.	10,200	475,830
ENGlobal Corp. *	4,000	1,641
Ensco plc, Class A	32,700	1,890,714
EOG Resources, Inc.	38,500	4,484,865
EPL Oil & Gas, Inc. *	4,900	106,036
EQT Corp.	20,800	1,261,104
EXCO Resources, Inc. (d)	22,000	178,200
Exterran Holdings, Inc. *	10,720	214,186
Exxon Mobil Corp.	658,634	60,047,662
FMC Technologies, Inc. *	34,064	1,393,218
Forest Oil Corp. *	12,450	94,371
Forum Energy Technologies, Inc. *	6,800	151,708
Geospace Technologies Corp. *	1,800	116,514
Goodrich Petroleum Corp. (d)*	3,500	43,155
Gulf Island Fabrication, Inc.	2,800	66,444
GulfMark Offshore, Inc., Class A *	4,100	132,512
Gulfport Energy Corp. *	7,000	232,260
Halcon Resources Corp. *	22,300	144,281
Halliburton Co.	132,600	4,281,654
Harvest Natural Resources, Inc. *	6,000	52,380
Helix Energy Solutions Group, Inc. *	14,064	243,166
Helmerich & Payne, Inc.	14,900	712,220
Hercules Offshore, Inc. *	22,900	109,004
Hess Corp.	42,800	2,236,728
HollyFrontier Corp.	29,854	1,153,260
Hornbeck Offshore Services, Inc. *	5,000	173,200
Houston American Energy Corp. *	4,000	2,560
ION Geophysical Corp. *	13,900	89,794
James River Coal Co. (d)*	5,500	27,555
Key Energy Services, Inc. *	22,300	145,842
Kinder Morgan, Inc.	89,315	3,100,124
KiOR, Inc., Class A (d)*	10,900	71,940
Kodiak Oil & Gas Corp. *	37,100	342,804
Laredo Petroleum Holdings, Inc. *	4,800	97,392
Lufkin Industries, Inc.	4,700	235,047
Magnum Hunter Resources Corp. *	15,839	60,505
Marathon Oil Corp.	100,108	3,009,246
Marathon Petroleum Corp.	48,004	2,636,860
Matador Resources Co. *	8,600	75,938
Matrix Service Co. *	8,000	83,920
McDermott International, Inc. *	32,400	347,004
McMoRan Exploration Co. (d)*	14,100	168,213
Midstates Petroleum Co, Inc. *	10,300	63,551
Murphy Oil Corp.	26,800	1,608,000
Nabors Industries Ltd. *	40,834	550,851
National Oilwell Varco, Inc.	60,922	4,489,951
Natural Gas Services Group, Inc. *	7,500	118,950
Newfield Exploration Co. *	18,800	509,856
Newpark Resources, Inc. *	11,500	78,085
Noble Corp.	36,500	1,377,510
Noble Energy, Inc.	25,418	2,414,964
Northern Oil & Gas, Inc. *	8,200	124,312
Oasis Petroleum, Inc. *	9,900	290,763
Occidental Petroleum Corp.	115,620	9,129,355
Oceaneering International, Inc.	15,000	784,950
Oil States International, Inc. *	7,700	562,870
Overseas Shipholding Group, Inc. (d)	3,700	4,144
Panhandle Oil & Gas, Inc., Class A	2,000	54,160
Parker Drilling Co. *	18,300	79,239
Patterson-UTI Energy, Inc.	21,500	347,870
PDC Energy, Inc. *	4,000	121,080
Peabody Energy Corp.	37,500	1,046,250
Penn Virginia Corp.	5,000	22,600
PetroQuest Energy, Inc. *	7,200	43,920
PHI, Inc. - Non Voting Shares *	4,000	125,160
Phillips 66	89,461	4,218,981
Pioneer Energy Services Corp. *	9,200	60,720
Pioneer Natural Resources Co.	17,533	1,852,361

See financial notes 45

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Plains Exploration & Production Co. *	18,765	669,160
QEP Resources, Inc.	24,500	710,500
Quicksilver Resources, Inc. *	14,900	57,663
Range Resources Corp.	23,200	1,516,352
Rentech, Inc. *	37,400	96,492
Resolute Energy Corp. *	5,000	44,400
REX American Resources Corp. *	4,875	85,849
Rex Energy Corp. *	8,000	105,920
Rosetta Resources, Inc. *	7,500	345,300
Rowan Cos. plc, Class A *	17,500	554,925
RPC, Inc.	9,318	106,784
Sanchez Energy Corp. *	4,500	81,270
SandRidge Energy, Inc. *	49,331	306,839
Schlumberger Ltd.	189,360	13,166,201
SEACOR Holdings, Inc. *	2,850	249,973
SemGroup Corp., Class A *	6,000	231,840
SM Energy Co.	9,200	496,064
Solazyme, Inc. (d)*	4,700	38,070
Southwestern Energy Co. *	49,700	1,724,590
Spectra Energy Corp.	91,878	2,652,518
Stone Energy Corp. *	7,383	174,165
Superior Energy Services, Inc. *	22,399	455,372
Swift Energy Co. *	5,500	91,905
Targa Resources Corp.	4,000	203,720
Teekay Corp.	6,000	183,660
Tesoro Corp.	19,400	731,574
TETRA Technologies, Inc. *	8,300	44,405
The Williams Cos., Inc.	89,760	3,140,702
Tidewater, Inc.	7,700	365,827
Transocean Ltd.	50,600	2,311,914
Ultra Petroleum Corp. (d)*	21,500	490,415
Union Drilling, Inc. *	2,500	16,225
Unit Corp. *	7,400	298,590
USEC, Inc. (d)*	14,300	9,660
VAALCO Energy, Inc. *	9,000	73,530
Valero Energy Corp.	78,680	2,289,588
Verenium Corp. (d)*	91	224
W&T Offshore, Inc.	7,500	127,125
Warren Resources, Inc. *	12,000	34,200
Weatherford International Ltd. *	108,400	1,224,920
Western Refining, Inc.	7,700	191,499
Westmoreland Coal Co. *	6,500	66,820
Whiting Petroleum Corp. *	16,400	689,128
World Fuel Services Corp.	10,200	353,940
WPX Energy, Inc. *	28,053	475,218

		229,147,284

Food & Staples Retailing 2.1%
Arden Group, Inc., Class A	600	59,070
Casey’s General Stores, Inc.	5,100	262,905
Costco Wholesale Corp.	61,700	6,073,131
CVS Caremark Corp.	181,590	8,425,776
Harris Teeter Supermarkets, Inc.	6,100	228,445
Ingles Markets, Inc., Class A	2,300	37,260
Nash Finch Co.	1,700	32,691
PriceSmart, Inc.	3,500	290,465
Rite Aid Corp. *	75,000	87,000
Safeway, Inc. (d)	33,700	549,647
Spartan Stores, Inc.	500	7,180
SUPERVALU, Inc. (d)	24,332	75,673
Susser Holdings Corp. *	2,500	89,850
Sysco Corp.	83,036	2,579,928
The Andersons, Inc.	2,400	94,272
The Fresh Market, Inc. *	5,800	328,918
The Kroger Co.	76,700	1,934,374
The Pantry, Inc. *	1,000	13,265
United Natural Foods, Inc. *	6,800	362,032
Wal-Mart Stores, Inc.	239,800	17,989,796
Walgreen Co.	121,600	4,283,968
Weis Markets, Inc.	2,400	98,784
Whole Foods Market, Inc.	24,200	2,292,466

		46,196,896

Food, Beverage & Tobacco 5.2%
Alico, Inc.	500	15,695
Alliance One International, Inc. *	16,800	51,072
Altria Group, Inc.	290,100	9,225,180
Archer-Daniels-Midland Co.	92,758	2,489,625
B&G Foods, Inc.	7,400	223,998
Beam, Inc.	22,600	1,255,656
Brown-Forman Corp., Class B	22,035	1,411,562
Bunge Ltd.	20,300	1,441,909
Campbell Soup Co.	26,400	931,128
Chiquita Brands International, Inc. *	6,200	44,702
Coca-Cola Bottling Co. Consolidated	1,300	89,362
Coca-Cola Enterprises, Inc.	41,000	1,289,040
ConAgra Foods, Inc.	57,493	1,600,605
Constellation Brands, Inc., Class A *	20,700	731,538
Darling International, Inc. *	15,500	256,215
Dean Foods Co. *	27,113	456,583
Diamond Foods, Inc. (d)	3,000	55,560
Dole Food Co., Inc. (d)*	8,300	104,497
Dr Pepper Snapple Group, Inc.	29,600	1,268,360
Flowers Foods, Inc.	17,737	349,242
Fresh Del Monte Produce, Inc.	4,200	105,714
General Mills, Inc.	92,500	3,707,400
Green Mountain Coffee Roasters, Inc. (d)*	17,250	416,760
Griffin Land & Nurseries, Inc.	300	7,785
H.J. Heinz Co.	45,700	2,628,207
Hillshire Brands Co.	17,000	442,170
Hormel Foods Corp.	18,900	558,117
Ingredion, Inc.	11,800	725,228
J&J Snack Foods Corp.	2,093	119,866
John B. Sanfilippo & Son, Inc. *	5,000	84,100
Kellogg Co.	35,900	1,878,288
Kraft Foods Group, Inc. *	84,404	3,838,694
Lancaster Colony Corp.	3,400	247,452
Lorillard, Inc.	18,648	2,163,354
McCormick & Co., Inc. - Non Voting Shares	18,700	1,152,294
Mead Johnson Nutrition Co.	29,100	1,794,306
Molson Coors Brewing Co., Class B	23,000	992,220
Mondelez International, Inc., Class A	252,613	6,704,349
Monster Beverage Corp. *	21,600	964,872
National Beverage Corp. *	6,400	95,168

46 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
PepsiCo, Inc.	222,058	15,375,296
Philip Morris International, Inc.	240,500	21,298,680
Pilgrim’s Pride Corp. *	30,966	174,339
Post Holdings, Inc. *	4,650	146,707
Primo Water Corp. *	1,000	745
Ralcorp Holdings, Inc. *	7,700	555,863
Reynolds American, Inc.	45,928	1,912,442
Rocky Mountain Chocolate Factory, Inc.	3,427	36,018
Sanderson Farms, Inc.	2,850	129,076
Smart Balance, Inc. *	9,100	108,290
Smithfield Foods, Inc. *	19,800	405,306
Snyders-Lance, Inc.	8,900	225,526
The Boston Beer Co., Inc., Class A (d)*	1,200	129,096
The Coca-Cola Co.	552,500	20,541,950
The Hain Celestial Group, Inc. *	6,306	364,487
The Hershey Co.	22,000	1,514,700
The JM Smucker Co.	15,246	1,305,667
Tootsie Roll Industries, Inc.	2,852	76,006
TreeHouse Foods, Inc. *	4,922	263,573
Tyson Foods, Inc., Class A	39,340	661,305
Universal Corp.	4,800	237,888
Vector Group Ltd.	7,900	130,034

		117,510,867

Health Care Equipment & Services 4.1%
Abaxis, Inc. *	2,000	73,560
ABIOMED, Inc. *	5,300	105,046
Acadia Healthcare Co., Inc. *	4,000	82,280
Accretive Health, Inc. *	6,700	78,993
Accuray, Inc. *	15,200	105,792
Aetna, Inc.	47,100	2,058,270
Air Methods Corp. *	1,500	164,445
Alere, Inc. *	12,441	238,867
Align Technology, Inc. *	10,100	268,458
Alliance HealthCare Services, Inc. *	1,800	2,484
Allscripts Healthcare Solutions, Inc. *	23,460	303,103
Amedisys, Inc. *	10,834	119,607
AMERIGROUP Corp. *	7,300	666,782
AmerisourceBergen Corp.	35,796	1,411,794
AMN Healthcare Services, Inc. *	10,010	99,299
AmSurg Corp. *	4,300	122,636
Analogic Corp.	1,400	103,124
Antares Pharma, Inc. (d)*	20,000	76,200
ArthroCare Corp. *	3,000	90,240
Assisted Living Concepts, Inc., Class A	4,000	31,640
athenahealth, Inc. *	5,200	334,308
Baxter International, Inc.	77,618	4,861,215
Becton, Dickinson & Co.	28,100	2,126,608
Bio-Reference Laboratories, Inc. (d)*	3,500	97,160
BioScrip, Inc. *	8,372	77,106
Boston Scientific Corp. *	201,068	1,033,490
Brookdale Senior Living, Inc. *	14,300	335,478
C.R. Bard, Inc.	11,700	1,125,423
Cantel Medical Corp.	5,356	139,310
Cardinal Health, Inc.	47,960	1,972,595
CareFusion Corp. *	31,280	830,797
Centene Corp. *	7,000	265,860
Cerner Corp. *	20,800	1,584,752
Chemed Corp.	3,900	262,275
Chindex International, Inc. *	3,300	34,221
Cigna Corp.	41,100	2,096,100
Community Health Systems, Inc. *	12,100	331,782
Computer Programs & Systems, Inc.	1,900	92,739
Conceptus, Inc. *	8,400	158,256
CONMED Corp.	4,200	116,172
CorVel Corp. *	2,850	121,211
Coventry Health Care, Inc.	18,837	822,047
Covidien plc	68,500	3,764,075
Cross Country Healthcare, Inc. *	7,100	31,240
CryoLife, Inc.	4,250	26,308
Cyberonics, Inc. *	4,200	194,250
DaVita, Inc. *	11,950	1,344,614
DENTSPLY International, Inc.	19,800	729,432
DexCom, Inc. *	8,600	112,660
Edwards Lifesciences Corp. *	16,500	1,432,695
Emeritus Corp. *	5,400	121,230
Endologix, Inc. *	7,600	102,296
ExamWorks Group, Inc. *	6,200	86,924
Express Scripts Holding Co. *	115,663	7,117,901
Five Star Quality Care, Inc. *	3,635	19,120
Gentiva Health Services, Inc. *	6,050	56,870
Globus Medical, Inc., Class A *	5,500	94,380
Greatbatch, Inc. *	4,100	90,118
Greenway Medical Technologies *	5,800	96,222
Haemonetics Corp. *	3,700	302,290
Hanger, Inc. *	5,400	136,890
HCA Holdings, Inc.	23,000	653,430
Health Management Associates, Inc., Class A *	32,700	238,710
Health Net, Inc. *	11,100	238,872
HealthSouth Corp. *	13,500	298,755
HealthStream, Inc. *	3,500	89,390
Healthways, Inc. *	8,100	78,813
Henry Schein, Inc. *	12,600	929,628
Hill-Rom Holdings, Inc.	7,800	219,102
HMS Holdings Corp. *	12,200	281,698
Hologic, Inc. *	36,612	754,939
Humana, Inc.	22,800	1,693,356
ICU Medical, Inc. *	1,750	103,828
IDEXX Laboratories, Inc. *	8,000	769,600
Insulet Corp. *	6,800	144,228
Integra LifeSciences Holdings Corp. *	3,100	118,575
Intuitive Surgical, Inc. *	5,650	3,063,543
Invacare Corp.	10,700	146,055
IPC The Hospitalist Co., Inc. *	2,000	68,980
Kindred Healthcare, Inc. *	9,208	90,238
Laboratory Corp. of America Holdings *	13,700	1,160,801
Landauer, Inc.	2,100	121,695
LCA-Vision, Inc. *	2,500	9,550
LeMaitre Vascular, Inc.	2,000	12,000
LifePoint Hospitals, Inc. *	6,707	237,025
Magellan Health Services, Inc. *	3,907	195,936
MAKO Surgical Corp. (d)*	5,000	75,750
Masimo Corp. *	8,500	186,745

See financial notes 47

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
McKesson Corp.	33,700	3,144,547
MedAssets, Inc. *	6,000	106,380
Medical Action Industries, Inc. *	6,250	18,438
Medidata Solutions, Inc. *	3,400	142,868
MEDNAX, Inc. *	7,200	496,656
Medtronic, Inc.	145,574	6,052,967
Meridian Bioscience, Inc.	5,850	115,538
Merit Medical Systems, Inc. *	10,277	148,400
Molina Healthcare, Inc. *	3,750	94,013
MWI Veterinary Supply, Inc. *	1,700	178,534
National Healthcare Corp.	2,100	100,002
Natus Medical, Inc. *	7,600	85,880
Neogen Corp. *	3,105	132,863
NuVasive, Inc. *	10,000	144,200
NxStage Medical, Inc. *	8,400	94,080
Omnicare, Inc.	15,000	517,950
Omnicell, Inc. *	7,400	107,892
OraSure Technologies, Inc. *	7,800	70,668
Orthofix International N.V. *	2,800	111,048
Owens & Minor, Inc.	9,100	259,077
Patterson Cos., Inc.	13,100	437,540
PDI, Inc. *	2,900	19,865
PharMerica Corp. *	5,913	72,257
PSS World Medical, Inc. *	5,800	165,996
Quality Systems, Inc.	4,000	69,800
Quest Diagnostics, Inc.	22,620	1,305,626
Quidel Corp. *	5,200	91,156
ResMed, Inc.	20,000	798,800
RTI Biologics, Inc. *	11,900	48,314
Select Medical Holdings Corp. *	7,000	74,130
Sirona Dental Systems, Inc. *	7,800	446,628
Spectranetics Corp. *	6,700	97,552
St. Jude Medical, Inc.	44,800	1,714,048
STERIS Corp.	8,200	292,002
Stryker Corp.	41,000	2,156,600
Sunrise Senior Living, Inc. *	6,400	92,096
SurModics, Inc. *	4,200	75,516
Symmetry Medical, Inc. *	8,200	75,112
Team Health Holdings, Inc. *	5,500	146,355
Teleflex, Inc.	5,900	400,905
Tenet Healthcare Corp. *	13,912	328,323
The Cooper Cos., Inc.	6,981	670,036
The Ensign Group, Inc.	3,000	87,480
The Providence Service Corp. *	3,000	30,600
Thoratec Corp. *	8,636	308,305
Triple-S Management Corp., Class B *	5,300	95,612
U.S. Physical Therapy, Inc.	3,500	93,450
Unilife Corp. *	15,200	41,648
UnitedHealth Group, Inc.	147,380	8,253,280
Universal American Corp. *	9,300	84,072
Universal Health Services, Inc., Class B	12,000	496,680
Utah Medical Products, Inc.	2,500	85,050
Vanguard Health Systems, Inc. *	10,500	101,640
Varian Medical Systems, Inc. *	15,800	1,054,808
VCA Antech, Inc. *	12,400	242,792
Vocera Communications, Inc. *	3,700	99,493
Volcano Corp. *	7,500	214,650
WellCare Health Plans, Inc. *	6,200	295,120
WellPoint, Inc.	45,823	2,808,033
West Pharmaceutical Services, Inc.	4,600	247,802
Wright Medical Group, Inc. *	4,200	85,344
Young Innovations, Inc.	2,000	68,300
Zimmer Holdings, Inc.	24,600	1,579,566

		90,936,665

Household & Personal Products 2.1%
Avon Products, Inc.	61,700	955,733
Central Garden & Pet Co., Class A *	8,600	96,922
Church & Dwight Co., Inc.	19,300	979,668
Colgate-Palmolive Co.	63,600	6,675,456
Elizabeth Arden, Inc. *	3,500	165,130
Energizer Holdings, Inc.	9,333	681,029
Harbinger Group, Inc. *	19,100	167,125
Herbalife Ltd. (d)	15,600	801,060
Inter Parfums, Inc.	5,613	102,493
Kimberly-Clark Corp.	56,339	4,701,490
Medifast, Inc. *	3,500	89,320
Nu Skin Enterprises, Inc., Class A	8,300	392,839
Nutraceutical International Corp. *	5,000	79,300
Oil-Dri Corp. of America	500	11,200
Orchids Paper Products Co.	2,500	47,975
Prestige Brands Holdings, Inc. *	6,500	113,035
Revlon, Inc., Class A *	5,400	83,160
Schiff Nutrition International, Inc. *	3,500	118,440
Spectrum Brands Holdings, Inc. *	3,500	159,215
The Clorox Co.	18,500	1,337,550
The Estee Lauder Cos., Inc., Class A	33,800	2,082,756
The Female Health Co.	3,500	24,500
The Procter & Gamble Co.	393,015	27,212,359
WD-40 Co.	1,600	76,576

		47,154,331

Insurance 4.0%
ACE Ltd.	48,400	3,806,660
Aflac, Inc.	66,800	3,325,304
Alleghany Corp. *	2,340	813,384
Allied World Assurance Co. Holdings AG	4,900	393,470
American Equity Investment Life Holding Co.	6,400	73,664
American Financial Group, Inc.	10,750	417,100
American International Group, Inc. *	166,396	5,812,212
American National Insurance Co.	1,300	94,978
American Safety Insurance Holdings Ltd. *	3,000	50,580
AMERISAFE, Inc. *	4,000	105,000
AmTrust Financial Services, Inc.	3,750	90,750
Aon plc	45,996	2,481,484
Arch Capital Group Ltd. *	20,700	913,905
Argo Group International Holdings Ltd.	4,556	156,726
Arthur J. Gallagher & Co.	17,000	602,480
Aspen Insurance Holdings Ltd.	9,000	291,150
Assurant, Inc.	13,500	510,435
Assured Guaranty Ltd.	27,300	379,197
Axis Capital Holdings Ltd.	18,200	659,204
Baldwin & Lyons, Inc., Class B	1,950	47,482

48 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Berkshire Hathaway, Inc., Class B *	261,674	22,595,550
Brown & Brown, Inc.	16,200	413,910
Cincinnati Financial Corp.	21,150	842,616
Citizens, Inc. *	16,000	163,040
CNA Financial Corp.	3,800	111,644
CNO Financial Group, Inc.	30,900	296,022
Crawford & Co., Class B	1,600	8,816
Eastern Insurance Holdings, Inc.	2,500	42,050
EMC Insurance Group, Inc.	1,200	26,856
Employers Holdings, Inc.	4,200	76,650
Endurance Specialty Holdings Ltd.	6,200	251,410
Enstar Group Ltd. *	1,300	130,000
Erie Indemnity Co., Class A	3,600	223,992
Everest Re Group Ltd.	7,300	810,665
FBL Financial Group, Inc., Class A	2,890	98,636
Federated National Holding Co. *	1,500	9,375
Fidelity National Financial, Inc., Class A	30,927	662,147
First American Financial Corp.	16,800	382,200
Flagstone Reinsurance Holdings S.A.	18,800	166,192
Genworth Financial, Inc., Class A *	70,200	418,392
Greenlight Capital Re Ltd., Class A *	3,000	76,650
Hartford Financial Services Group, Inc.	61,600	1,337,336
HCC Insurance Holdings, Inc.	13,950	497,178
Hilltop Holdings, Inc. *	12,926	175,664
Horace Mann Educators Corp.	4,300	82,603
Independence Holding Co.	2,970	25,958
Infinity Property & Casualty Corp.	2,500	142,775
Kemper Corp.	7,700	238,700
Lincoln National Corp.	39,926	989,766
Loews Corp.	44,045	1,862,223
Maiden Holdings Ltd.	9,800	82,810
Markel Corp. *	1,300	613,522
Marsh & McLennan Cos., Inc.	76,600	2,606,698
MBIA, Inc. *	25,250	249,975
Mercury General Corp.	5,400	218,862
MetLife, Inc.	151,600	5,380,284
Montpelier Re Holdings Ltd.	8,100	185,247
National Financial Partners Corp. *	9,600	176,160
National Western Life Insurance Co., Class A	1,100	154,407
Old Republic International Corp.	34,422	340,089
OneBeacon Insurance Group Ltd., Class A	8,200	110,700
PartnerRe Ltd.	8,900	720,900
Platinum Underwriters Holdings Ltd.	4,500	199,800
Presidential Life Corp.	6,200	86,676
Primerica, Inc.	7,500	211,950
Principal Financial Group, Inc.	39,100	1,076,814
ProAssurance Corp.	4,270	381,738
Protective Life Corp.	10,500	286,650
Prudential Financial, Inc.	66,500	3,793,825
Reinsurance Group of America, Inc.	10,100	534,492
RenaissanceRe Holdings Ltd.	7,200	585,792
RLI Corp.	2,800	190,904
Safety Insurance Group, Inc.	3,400	157,590
Selective Insurance Group, Inc.	7,800	144,222
StanCorp Financial Group, Inc.	6,300	216,405
State Auto Financial Corp.	5,500	88,770
Stewart Information Services Corp.	3,600	83,952
Symetra Financial Corp.	11,500	137,425
The Allstate Corp.	68,274	2,729,595
The Chubb Corp.	37,494	2,886,288
The Hanover Insurance Group, Inc.	6,900	249,159
The Navigators Group, Inc. *	1,500	79,620
The Phoenix Cos., Inc. *	475	14,317
The Progressive Corp.	79,500	1,772,850
The Travelers Cos., Inc.	55,350	3,926,529
Torchmark Corp.	13,400	677,906
Tower Group, Inc.	4,000	72,080
United Fire Group, Inc.	5,000	118,850
Unum Group	39,814	807,428
Validus Holdings Ltd.	13,220	473,276
W. R. Berkley Corp.	15,850	616,406
White Mountains Insurance Group Ltd.	900	461,430
XL Group plc	43,400	1,073,716

		89,160,290

Materials 3.9%
A. M. Castle & Co. *	4,000	48,600
A. Schulman, Inc.	5,300	135,998
AEP Industries, Inc. *	1,900	121,467
Air Products & Chemicals, Inc.	29,800	2,310,394
Airgas, Inc.	9,800	871,906
AK Steel Holding Corp. (d)	32,127	161,920
Albemarle Corp.	12,600	694,386
Alcoa, Inc.	152,264	1,304,903
Allegheny Technologies, Inc.	14,492	381,864
Allied Nevada Gold Corp. *	11,500	424,580
AMCOL International Corp.	3,000	94,740
American Vanguard Corp.	3,000	107,190
AptarGroup, Inc.	9,500	487,160
Ashland, Inc.	10,323	734,481
Balchem Corp.	4,200	146,286
Ball Corp.	21,400	916,562
Bemis Co., Inc.	14,700	485,835
Boise, Inc.	13,500	113,265
Buckeye Technologies, Inc.	7,700	201,740
Cabot Corp.	8,400	300,384
Calgon Carbon Corp. *	7,000	86,730
Carpenter Technology Corp.	6,200	301,382
Celanese Corp., Series A	22,700	862,373
Century Aluminum Co. *	20,800	148,720
CF Industries Holdings, Inc.	8,800	1,805,672
Chase Corp.	200	3,686
Chemtura Corp. *	14,000	223,020
Clearwater Paper Corp. *	3,272	129,375
Cliffs Natural Resources, Inc.	19,800	718,146
Coeur d’Alene Mines Corp. *	12,800	395,648
Commercial Metals Co.	15,000	206,400
Compass Minerals International, Inc.	5,000	394,250
Crown Holdings, Inc. *	21,300	814,725
Cytec Industries, Inc.	6,600	454,212
Deltic Timber Corp.	1,500	101,790
Domtar Corp.	5,250	418,688

See financial notes 49

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
E.I. du Pont de Nemours & Co.	132,795	5,912,033
Eagle Materials, Inc.	6,543	346,583
Eastman Chemical Co.	21,480	1,272,475
Ecolab, Inc.	38,004	2,645,078
Ferro Corp. *	8,200	21,566
Flotek Industries, Inc. *	8,000	88,880
FMC Corp.	19,300	1,032,936
Freeport-McMoran Copper & Gold, Inc.	135,144	5,254,399
FutureFuel Corp.	8,300	97,857
Georgia Gulf Corp.	4,900	173,411
Globe Specialty Metals, Inc.	9,100	136,773
Graphic Packaging Holding Co. *	18,300	108,336
Greif, Inc., Class A	4,300	180,428
H.B. Fuller Co.	6,500	197,600
Hawkins, Inc.	1,900	74,290
Haynes International, Inc.	2,500	126,700
Headwaters, Inc. *	12,000	86,280
Hecla Mining Co.	40,200	264,516
Horsehead Holding Corp. *	12,800	115,840
Huntsman Corp.	27,400	412,096
Innophos Holdings, Inc.	3,100	147,715
International Flavors & Fragrances, Inc.	11,500	743,130
International Paper Co.	61,604	2,207,271
Intrepid Potash, Inc. *	6,500	141,245
Kaiser Aluminum Corp.	2,000	121,160
KapStone Paper & Packaging Corp. *	5,400	118,638
Koppers Holdings, Inc.	2,500	89,250
Kraton Performance Polymers, Inc. *	3,500	76,370
Kronos Worldwide, Inc.	5,320	71,022
Landec Corp. *	6,500	70,330
Louisiana-Pacific Corp. *	17,300	273,167
LSB Industries, Inc. *	3,000	120,810
LyondellBasell Industries N.V., Class A	47,800	2,552,042
Martin Marietta Materials, Inc.	6,500	535,015
Materion Corp.	4,000	83,800
McEwen Mining, Inc. *	28,300	137,538
MeadWestvaco Corp.	24,474	726,633
Metals USA Holdings Corp. *	6,300	91,854
Minerals Technologies, Inc.	3,100	222,146
Mod-Pac Corp. *	500	3,355
Molycorp, Inc. (d)*	8,900	92,560
Monsanto Co.	76,090	6,549,066
Myers Industries, Inc.	8,080	119,826
Neenah Paper, Inc.	4,231	109,583
NewMarket Corp.	1,500	406,965
Newmont Mining Corp.	70,751	3,859,467
Noranda Aluminum Holding Corp.	11,800	72,334
Nucor Corp.	44,700	1,793,811
Olin Corp.	10,320	214,037
OM Group, Inc. *	4,400	89,012
Omnova Solutions, Inc. *	6,400	50,176
Owens-Illinois, Inc. *	23,200	452,168
P.H. Glatfelter Co.	7,000	124,670
Packaging Corp. of America	14,000	493,780
Penford Corp. *	6,200	47,740
PolyOne Corp.	15,200	287,736
PPG Industries, Inc.	21,800	2,552,344
Praxair, Inc.	42,500	4,513,925
Quaker Chemical Corp.	1,800	95,382
Reliance Steel & Aluminum Co.	10,500	570,571
Resolute Forest Products (d)*	14,000	170,800
Rock-Tenn Co., Class A	10,113	740,170
Rockwood Holdings, Inc.	10,900	500,310
Royal Gold, Inc.	9,200	810,336
RPM International, Inc.	18,600	495,876
RTI International Metals, Inc. *	4,500	102,555
Schnitzer Steel Industries, Inc., Class A	3,450	98,360
Schweitzer-Mauduit International, Inc.	6,600	231,198
Sealed Air Corp.	22,700	368,194
Sensient Technologies Corp.	6,200	225,556
Sigma-Aldrich Corp.	17,000	1,192,380
Silgan Holdings, Inc.	6,900	298,839
Sonoco Products Co.	13,500	420,255
Spartech Corp. *	8,200	70,192
Steel Dynamics, Inc.	30,900	390,885
Stepan Co.	1,200	114,960
Stillwater Mining Co. *	14,733	153,371
SunCoke Energy, Inc. *	9,017	144,903
Texas Industries, Inc. (d)*	4,000	172,520
The Dow Chemical Co.	170,966	5,009,304
The Mosaic Co.	38,900	2,036,026
The Scotts Miracle-Gro Co., Class A	5,600	239,736
The Sherwin-Williams Co.	12,000	1,710,960
The Valspar Corp.	12,300	689,169
Titanium Metals Corp.	16,307	190,955
TPC Group, Inc. *	2,400	107,952
Tredegar Corp.	5,100	86,547
Tronox Ltd., Class A	3,600	73,404
United States Steel Corp. (d)	20,400	415,956
US Silica Holdings, Inc. (d)*	5,900	75,520
Valhi, Inc.	7,200	90,288
Vulcan Materials Co.	19,592	900,644
W.R. Grace & Co. *	9,900	635,184
Walter Energy, Inc.	8,900	311,144
Wausau Paper Corp.	8,700	71,949
Westlake Chemical Corp.	2,800	212,968
Worthington Industries, Inc.	7,200	155,664
Zep, Inc.	6,600	94,578

		86,493,807

Media 3.4%
AH Belo Corp., Class A	7,880	39,400
AMC Networks, Inc., Class A *	7,400	345,728
Arbitron, Inc.	3,720	135,259
Belo Corp., Class A	9,400	70,312
Cablevision Systems Corp., Class A	33,200	578,344
Carmike Cinemas, Inc. *	2,500	34,050
CBS Corp., Class B - Non Voting Shares	86,006	2,786,594
Charter Communications, Inc., Class A *	6,500	503,165
Cinemark Holdings, Inc.	14,500	358,005
Clear Channel Outdoor Holdings, Inc., Class A *	20,700	137,862

50 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Comcast Corp., Class A	322,304	12,089,623
Comcast Corp., Special Class A	61,200	2,230,128
Crown Media Holdings, Inc., Class A *	6,000	10,440
Cumulus Media, Inc., Class A *	14,651	36,041
Digital Generation, Inc. *	5,700	53,010
DIRECTV *	89,626	4,580,785
Discovery Communications, Inc., Class A *	34,761	2,051,594
DISH Network Corp., Class A	32,100	1,143,723
DreamWorks Animation SKG, Inc., Class A *	10,200	207,774
Entercom Communications Corp., Class A *	3,000	19,530
Gannett Co., Inc.	31,000	523,900
Harte-Hanks, Inc.	12,400	69,068
John Wiley & Sons, Inc., Class A	6,300	273,294
Journal Communications, Inc., Class A *	16,900	94,809
Lamar Advertising Co., Class A *	9,200	361,100
Liberty Global, Inc., Class A *	35,875	2,153,576
Liberty Media Corp. - Liberty Capital, Class A *	16,195	1,808,496
Live Nation Entertainment, Inc. *	19,957	182,607
Martha Stewart Living Omnimedia, Inc., Class A	3,900	11,271
Media General, Inc., Class A *	5,000	21,000
Meredith Corp. (d)	5,100	170,697
Morningstar, Inc.	3,200	201,536
National CineMedia, Inc.	7,900	122,134
News Corp., Class A	290,550	6,949,956
Omnicom Group, Inc.	38,000	1,820,580
Pandora Media, Inc. (d)*	13,400	112,426
Regal Entertainment Group, Class A (d)	12,100	185,856
Salem Communications Corp., Class A	900	5,364
Scholastic Corp.	3,700	122,063
Scripps Networks Interactive, Class A	12,500	759,000
Sinclair Broadcast Group, Inc., Class A	7,300	91,980
Sirius XM Radio, Inc. *	559,600	1,566,880
The E.W. Scripps Co., Class A *	7,000	74,270
The Interpublic Group of Cos., Inc.	60,437	610,414
The Madison Square Garden Co., Class A *	8,475	348,831
The McGraw-Hill Cos., Inc.	40,000	2,211,200
The New York Times Co., Class A *	17,300	141,514
The Walt Disney Co.	255,993	12,561,577
The Washington Post Co., Class B (d)	600	200,106
Time Warner Cable, Inc.	44,011	4,361,930
Time Warner, Inc.	135,350	5,880,957
Valassis Communications, Inc. *	5,700	148,314
Viacom Inc., Class B	67,506	3,461,033
World Wrestling Entertainment, Inc., Class A	17,100	138,339

		75,157,445

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
Abbott Laboratories	223,905	14,670,256
Acorda Therapeutics, Inc. *	5,000	119,750
Acura Pharmaceuticals, Inc. (d)*	4,500	6,795
Affymax, Inc. *	4,900	111,671
Affymetrix, Inc. *	17,400	55,158
Agilent Technologies, Inc.	49,017	1,764,122
Akorn, Inc. *	8,000	96,080
Albany Molecular Research, Inc. *	8,600	30,444
Alexion Pharmaceuticals, Inc. *	27,700	2,503,526
Alkermes plc *	17,100	316,863
Allergan, Inc.	43,868	3,944,611
Alnylam Pharmaceuticals, Inc. *	7,400	119,658
AMAG Pharmaceuticals, Inc. *	4,700	72,756
Amgen, Inc.	109,968	9,517,181
Amicus Therapeutics, Inc. *	5,700	28,899
Arena Pharmaceuticals, Inc. (d)*	28,200	223,062
ARIAD Pharmaceuticals, Inc. *	23,300	502,115
ArQule, Inc. *	8,800	22,088
Array BioPharma, Inc. *	17,100	70,794
Astex Pharmaceuticals *	16,100	38,318
Auxilium Pharmaceuticals, Inc. *	7,000	143,360
AVANIR Pharmaceuticals, Inc., Class A (d)*	28,700	82,082
AVEO Pharmaceuticals, Inc. *	15,100	115,213
Bio-Rad Laboratories, Inc., Class A *	3,000	304,050
BioCryst Pharmaceuticals, Inc. *	4,900	14,259
Biogen Idec, Inc. *	33,725	4,661,470
BioMarin Pharmaceuticals, Inc. *	17,400	644,496
Bristol-Myers Squibb Co.	239,550	7,965,037
Bruker Corp. *	14,600	176,514
Cambrex Corp. *	7,200	86,976
Celgene Corp. *	61,845	4,534,475
Celldex Therapeutics, Inc. *	15,200	83,752
Cepheid, Inc. *	8,500	257,635
Charles River Laboratories International, Inc. *	7,416	276,765
Clovis Oncology, Inc. (d)*	4,300	92,751
Codexis, Inc. *	1,870	4,862
Covance, Inc. *	8,800	428,648
Cubist Pharmaceuticals, Inc. *	8,900	381,810
Dendreon Corp. (d)*	23,500	89,300
DepoMed, Inc. *	13,800	77,970
Durect Corp. *	14,500	19,865
Dyax Corp. *	22,200	66,600
Dynavax Technologies Corp. *	20,500	84,870
Eli Lilly & Co.	145,700	7,085,391
Emergent Biosolutions, Inc. *	6,000	79,740
Endo Health Solutions, Inc. *	16,000	458,560
Endocyte, Inc. *	8,100	77,517
Enzo Biochem, Inc. *	9,281	18,562
Enzon Pharmaceuticals, Inc. *	15,100	99,207
Exact Sciences Corp. *	8,300	78,518
Exelixis, Inc. (d)*	25,800	122,550
Fluidigm Corp. *	6,000	90,540
Forest Laboratories, Inc. *	32,900	1,109,059
FRD Acquisition Co. (a)(c)*	8,700	—
Furiex Pharmaceuticals, Inc. *	1,000	19,170
Genomic Health, Inc. *	5,000	156,250
Geron Corp. *	26,700	35,511

See financial notes 51

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Gilead Sciences, Inc. *	107,440	7,215,670
GTx, Inc. *	3,000	12,030
Halozyme Therapeutics, Inc. *	17,000	89,930
Harvard Bioscience, Inc. *	6,500	26,130
Hi-Tech Pharmacal Co., Inc. *	3,000	94,050
Hospira, Inc. *	23,270	714,156
Idenix Pharmaceuticals, Inc. *	28,800	102,528
Illumina, Inc. *	17,200	817,172
ImmunoGen, Inc. *	10,000	110,800
Immunomedics, Inc. *	15,200	50,312
Impax Laboratories, Inc. *	8,500	180,625
Incyte Corp. (d)*	18,400	293,664
Infinity Pharmaceuticals, Inc. *	4,300	96,277
InterMune, Inc. *	12,600	100,170
Ironwood Pharmaceuticals, Inc. *	11,200	130,256
Isis Pharmaceuticals, Inc. *	14,200	122,830
Jazz Pharmaceuticals plc *	6,600	354,618
Johnson & Johnson	393,370	27,858,463
Lexicon Pharmaceuticals, Inc. *	69,600	144,072
Life Technologies Corp. *	25,062	1,225,782
Ligand Pharmaceuticals, Inc., Class B *	4,948	76,298
Luminex Corp. *	7,800	125,424
MannKind Corp. (d)*	40,800	77,112
MAP Pharmaceuticals, Inc. *	10,400	160,368
Maxygen, Inc.	10,000	24,400
Medicis Pharmaceutical Corp., Class A	7,900	342,939
Medivation, Inc. *	10,000	511,200
Merck & Co., Inc.	434,570	19,829,429
Merrimack Pharmaceuticals, Inc. (d)*	11,000	67,980
Mettler-Toledo International, Inc. *	4,800	812,976
Momenta Pharmaceuticals, Inc. *	7,000	88,760
Mylan, Inc. *	59,100	1,497,594
Myrexis, Inc. *	7,200	17,280
Myriad Genetics, Inc. *	14,800	387,316
Nabi Biopharmaceuticals *	10,300	18,025
Nektar Therapeutics *	13,300	119,700
Neurocrine Biosciences, Inc. *	10,900	79,897
Novavax, Inc. *	20,200	42,420
NPS Pharmaceuticals, Inc. *	12,300	113,652
Obagi Medical Products, Inc. *	3,000	36,990
Oncothyreon, Inc. (d)*	10,200	51,816
Onyx Pharmaceuticals, Inc. *	8,900	697,404
Opko Health, Inc. (d)*	19,000	81,320
Optimer Pharmaceuticals, Inc. (d)*	13,900	132,606
Pacira Pharmaceuticals, Inc. *	6,500	103,220
Pain Therapeutics, Inc. *	7,400	34,558
PAREXEL International Corp. *	7,800	239,382
PDL Biopharma, Inc.	16,000	119,200
PerkinElmer, Inc.	16,077	497,262
Perrigo Co.	12,400	1,426,124
Pfizer, Inc.	1,065,901	26,508,958
Pharmacyclics, Inc. *	7,500	458,025
POZEN, Inc. *	4,800	28,752
Questcor Pharmaceuticals, Inc. (d)	8,000	203,840
Regeneron Pharmaceuticals, Inc. *	10,500	1,494,150
Rigel Pharmaceuticals, Inc. *	9,800	87,318
Sagent Pharmaceuticals, Inc. *	5,500	82,940
Salix Pharmaceuticals Ltd. *	7,000	273,280
Sangamo BioSciences, Inc. *	9,900	55,044
Santarus, Inc. *	10,500	95,865
Savient Pharmaceuticals, Inc. (d)*	6,800	9,792
Seattle Genetics, Inc. *	14,700	369,852
Sequenom, Inc. (d)*	23,200	72,152
Spectrum Pharmaceuticals, Inc. (d)*	6,500	72,540
Sucampo Pharmaceuticals, Inc., Class A *	6,500	32,435
Synageva BioPharma Corp. *	2,100	88,788
Synta Pharmaceuticals Corp. (d)*	12,000	94,440
Techne Corp.	5,800	390,688
The Medicines Co. *	8,300	181,936
Theravance, Inc. *	9,700	218,347
Thermo Fisher Scientific, Inc.	52,202	3,187,454
United Therapeutics Corp. *	6,900	315,123
Vertex Pharmaceuticals, Inc. *	30,344	1,463,795
Vical, Inc. *	24,600	83,886
ViroPharma, Inc. *	9,700	244,925
VIVUS, Inc. (d)*	13,700	204,130
Warner Chilcott plc, Class A	25,000	289,500
Waters Corp. *	12,900	1,055,349
Watson Pharmaceuticals, Inc. *	18,232	1,567,040
Xenoport, Inc. *	8,900	73,247
Zalicus, Inc. (d)*	10,500	5,880
ZIOPHARM Oncology, Inc. (d)*	15,900	74,889

		171,174,029

Real Estate 3.7%
Acadia Realty Trust	6,000	154,080
AG Mortgage Investment Trust, Inc.	5,000	119,750
Alexander & Baldwin, Inc. *	6,400	185,152
Alexander’s, Inc.	300	133,188
Alexandria Real Estate Equities, Inc.	8,800	619,784
American Assets Trust, Inc.	4,700	127,699
American Campus Communities, Inc.	12,300	557,313
American Capital Agency Corp.	48,100	1,588,262
American Capital Mortgage Investment Corp.	5,000	124,650
American Realty Capital Trust, Inc.	21,000	236,670
American Realty Investors, Inc. *	1,537	4,872
American Tower Corp.	56,400	4,246,356
Annaly Capital Management, Inc.	139,100	2,245,074
Anworth Mortgage Asset Corp.	24,200	148,588
Apartment Investment & Management Co., Class A	20,511	547,439
Apollo Residential Mortgage, Inc.	3,400	75,378
ARMOUR Residential REIT, Inc.	38,100	274,320
Ashford Hospitality Trust	9,000	77,310
Associated Estates Rlty Corp	6,900	103,431
AV Homes, Inc. *	4,500	66,150
AvalonBay Communities, Inc.	13,692	1,856,088
BioMed Realty Trust, Inc.	20,000	382,400
Boston Properties, Inc.	21,200	2,253,560
Brandywine Realty Trust	21,063	244,331
BRE Properties, Inc.	11,000	531,850
Camden Property Trust	11,900	780,997
Capstead Mortgage Corp.	13,440	165,581
CBL & Associates Properties, Inc.	22,285	498,515

52 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CBRE Group, Inc., Class A *	41,600	749,632
Chesapeake Lodging Trust	4,100	77,285
Chimera Investment Corp.	146,600	391,422
Colonial Properties Trust	10,067	217,749
Colony Financial, Inc.	4,800	96,048
CommonWealth REIT	11,850	162,464
Consolidated-Tomoka Land Co.	1,100	36,102
Coresite Realty Corp.	3,400	77,282
Corporate Office Properties Trust	11,400	284,430
Cousins Properties, Inc.	9,145	76,909
CreXus Investment Corp.	9,000	101,250
CubeSmart	14,500	190,240
CYS Investments, Inc.	21,700	291,214
DCT Industrial Trust, Inc.	45,000	290,250
DDR Corp.	33,884	520,458
DiamondRock Hospitality Co.	26,686	226,297
Digital Realty Trust, Inc.	17,000	1,044,310
Douglas Emmett, Inc.	19,200	450,240
Duke Realty Corp.	37,490	542,855
DuPont Fabros Technology, Inc.	7,500	160,950
EastGroup Properties, Inc.	3,900	203,034
Education Realty Trust, Inc.	16,500	173,745
Entertainment Properties Trust	6,600	293,370
Equity Lifestyle Properties, Inc.	6,000	403,980
Equity One, Inc.	12,100	252,890
Equity Residential	43,000	2,468,630
Essex Property Trust, Inc.	5,200	780,000
Extra Space Storage, Inc.	14,600	503,554
Federal Realty Investment Trust	9,100	981,253
FelCor Lodging Trust, Inc. *	18,200	80,080
First Industrial Realty Trust, Inc. *	15,900	212,265
First Potomac Realty Trust	6,000	71,460
Forest City Enterprises, Inc., Class A *	18,400	295,320
Forestar Group, Inc. *	4,933	78,977
Franklin Street Properties Corp.	14,000	159,740
General Growth Properties, Inc.	63,409	1,246,621
Getty Realty Corp.	9,500	173,945
Glimcher Realty Trust	20,000	213,400
Government Properties Income Trust (d)	6,000	133,140
Gramercy Capital Corp. *	17,528	51,007
Hatteras Financial Corp.	13,800	376,326
HCP, Inc.	64,448	2,855,046
Health Care REIT, Inc.	35,800	2,127,594
Healthcare Realty Trust, Inc.	10,900	256,041
Healthcare Trust of America, Inc., Class A	8,800	88,000
Hersha Hospitality Trust	22,500	102,825
Highwoods Properties, Inc.	10,800	348,300
Home Properties, Inc.	6,800	413,372
Hospitality Properties Trust	16,100	372,232
Host Hotels & Resorts, Inc.	103,063	1,490,291
Howard Hughes Corp. *	3,500	245,000
Hudson Pacific Properties, Inc.	9,100	172,627
Inland Real Estate Corp.	20,300	165,851
Invesco Mortgage Capital, Inc.	18,000	385,740
Investors Real Estate Trust	11,500	96,830
iStar Financial, Inc. *	13,390	116,895
Jones Lang LaSalle, Inc.	6,100	474,214
Kennedy-Wilson Holdings, Inc.	6,400	90,880
Kilroy Realty Corp.	9,800	435,218
Kimco Realty Corp.	56,595	1,104,734
LaSalle Hotel Properties	11,600	277,704
Lexington Realty Trust	18,867	179,048
Liberty Property Trust	16,300	572,456
LTC Properties, Inc.	4,800	158,448
Mack-Cali Realty Corp.	11,400	296,286
Maui Land & Pineapple Co., Inc. *	800	1,760
Medical Properties Trust, Inc.	16,800	192,864
MFA Financial, Inc.	51,000	416,670
Mid-America Apartment Communities, Inc.	5,500	355,905
Mission West Properties, Inc.	8,000	66,240
MPG Office Trust, Inc. (d)*	18,500	59,940
National Health Investors, Inc.	3,400	181,594
National Retail Properties, Inc. (d)	15,220	482,170
New Century Financial Corp. (a)(c)*	3,600	—
NorthStar Realty Finance Corp.	18,900	124,173
Omega Healthcare Investors, Inc.	14,984	343,733
Parkway Properties, Inc.	12,800	176,256
Pebblebrook Hotel Trust	8,000	169,760
Pennsylvania Real Estate Investment Trust	8,500	140,505
PennyMac Mortgage Investment Trust	8,100	206,064
Piedmont Office Realty Trust, Inc., Class A	23,000	409,400
Plum Creek Timber Co., Inc.	22,847	1,002,983
PMC Commercial Trust	4,500	29,115
Post Properties, Inc.	8,200	400,242
Potlatch Corp.	5,753	221,375
ProLogis, Inc.	65,734	2,254,019
PS Business Parks, Inc.	3,000	192,390
Public Storage	20,290	2,812,803
RAIT Financial Trust (d)	16,199	90,390
Ramco-Gershenson Properties Trust	6,900	89,424
Rayonier Inc	17,082	837,189
Realogy Holdings Corp. *	5,700	202,578
Realty Income Corp. (d)	18,800	738,276
Redwood Trust, Inc.	11,300	176,167
Regency Centers Corp.	12,700	609,854
Resource Capital Corp.	28,600	167,596
Retail Opportunity Investments Corp. (d)	7,000	88,620
Retail Properties of America, Inc., Class A	9,700	118,728
RLJ Lodging Trust	15,000	267,300
Rouse Properties, Inc. (d)	5,815	87,574
Sabra Health Care REIT, Inc.	8,000	177,760
Saul Centers, Inc.	2,000	86,540
Select Income REIT	4,500	111,195
Senior Housing Properties Trust	25,150	552,797
Simon Property Group, Inc.	43,283	6,588,105
SL Green Realty Corp.	12,650	952,545
Sovran Self Storage, Inc.	3,800	219,640
STAG Industrial, Inc.	6,800	117,776
Starwood Property Trust, Inc.	16,300	373,596
Strategic Hotels & Resorts, Inc. *	25,000	137,250
Sun Communities, Inc.	3,900	163,722
Sunstone Hotel Investors, Inc. *	19,300	190,684
Tanger Factory Outlet Centers, Inc.	12,200	383,934

See financial notes 53

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Taubman Centers, Inc.	8,800	691,240
Tejon Ranch Co. *	3,674	110,000
The Macerich Co.	18,605	1,060,485
The St. Joe Co. (d)*	12,900	255,420
Two Harbors Investment Corp.	39,900	476,007
UDR, Inc.	35,261	855,784
UMH Properties, Inc.	5,100	53,601
Urstadt Biddle Properties, Inc., Class A	4,500	85,230
Ventas, Inc.	41,550	2,628,869
Vornado Realty Trust REIT	23,841	1,912,287
Washington Real Estate Investment Trust	8,100	208,251
Weingarten Realty Investors	17,175	463,725
Weyerhaeuser Co.	76,692	2,123,602
Winthrop Realty Trust	10,000	109,400
WP Carey, Inc.	8,100	443,070
Zillow, Inc. *	4,500	168,120

		81,728,836

Retailing 4.2%
Aaron’s, Inc.	9,375	289,031
Abercrombie & Fitch Co., Class A	11,800	360,844
Advance Auto Parts, Inc.	10,340	733,520
Aeropostale, Inc. *	9,900	118,305
ALCO Stores, Inc. *	1,800	17,856
Amazon.com, Inc. *	51,600	12,013,512
America’s Car-Mart, Inc. *	1,850	77,441
American Eagle Outfitters, Inc.	27,450	572,881
ANN, Inc. *	6,625	232,935
Asbury Automotive Group, Inc. *	4,100	130,052
Ascena Retail Group, Inc. *	17,636	349,193
AutoNation, Inc. *	6,600	293,040
AutoZone, Inc. *	5,300	1,987,500
Barnes & Noble, Inc. *	7,400	124,616
Bed Bath & Beyond, Inc. *	32,500	1,874,600
Best Buy Co., Inc.	39,225	596,612
Big Lots, Inc. *	11,100	323,343
Brown Shoe Co., Inc.	6,675	105,332
Cabela’s, Inc. *	6,500	291,265
CarMax, Inc. *	31,546	1,064,677
Chico’s FAS, Inc.	22,800	424,080
Christopher & Banks Corp. *	2,900	9,048
Coldwater Creek, Inc. *	2,125	8,819
Core-Mark Holding Co., Inc.	2,000	95,740
Destination Maternity Corp.	5,000	94,800
Dick’s Sporting Goods, Inc.	13,700	685,000
Dillard’s, Inc., Class A	4,300	331,100
Dollar General Corp. *	37,800	1,837,836
Dollar Tree, Inc. *	32,150	1,281,820
DSW, Inc., Class A	4,480	280,403
Expedia, Inc.	13,172	779,124
Express, Inc. *	12,600	140,238
Family Dollar Stores, Inc.	13,700	903,652
Five Below, Inc. *	2,500	82,850
Foot Locker, Inc.	21,400	716,900
Francesca’s Holdings Corp. *	4,900	144,697
Fred’s, Inc., Class A	6,700	90,785
GameStop Corp., Class A (d)	17,548	400,621
Geeknet, Inc. *	452	8,213
Genesco, Inc. *	4,300	246,390
Genuine Parts Co.	21,600	1,351,728
GNC Holdings, Inc., Class A	11,200	433,104
Group 1 Automotive, Inc.	4,400	272,844
Groupon, Inc. *	42,300	174,276
Guess?, Inc.	7,900	195,762
Hibbett Sports, Inc. *	3,543	191,287
HomeAway, Inc. *	3,900	100,269
HSN, Inc.	6,269	326,113
J.C. Penney Co., Inc.	20,000	480,200
Jos. A. Bank Clothiers, Inc. *	3,600	168,444
Kayak Software Corp. (d)*	2,800	92,764
Kirkland’s, Inc. *	6,000	57,540
Kohl’s Corp.	30,400	1,619,712
Liberty Interactive Corp., Class A *	72,809	1,456,180
Liberty Ventures, Series A *	4,165	237,030
Limited Brands, Inc.	34,920	1,672,319
Lithia Motors, Inc., Class A	3,300	112,860
LKQ Corp. *	40,800	852,312
Lowe’s Cos., Inc.	162,800	5,271,464
Lumber Liquidators Holdings, Inc. *	3,400	189,788
Macy’s, Inc.	58,252	2,217,654
MarineMax, Inc. *	800	6,584
Monro Muffler Brake, Inc.	4,462	151,351
Netflix, Inc. (d)*	7,900	624,811
Nordstrom, Inc.	22,500	1,277,325
O’Reilly Automotive, Inc. *	16,699	1,430,770
Office Depot, Inc. *	69,900	173,352
OfficeMax, Inc.	22,400	164,640
Pacific Sunwear of California, Inc. *	7,475	12,708
Penske Automotive Group, Inc.	5,000	153,000
PetSmart, Inc.	15,100	1,002,489
Pier 1 Imports, Inc.	13,500	275,400
Pool Corp.	6,662	280,603
Priceline.com, Inc. *	7,083	4,064,013
RadioShack Corp. (d)	13,700	30,688
Rent-A-Center, Inc.	7,750	258,307
Ross Stores, Inc.	31,700	1,932,115
Saks, Inc. *	14,800	152,144
Sally Beauty Holdings, Inc. *	22,050	530,964
Sears Canada, Inc. (a)*	2,734	31,687
Sears Holdings Corp. (d)*	6,385	400,148
Select Comfort Corp. *	7,300	203,159
Shoe Carnival, Inc.	6,300	147,294
Shutterfly, Inc. *	4,600	139,196
Signet Jewelers Ltd.	12,500	647,000
Sonic Automotive, Inc., Class A	4,400	85,360
Stage Stores, Inc.	5,700	139,650
Staples, Inc.	95,900	1,104,288
Stein Mart, Inc. *	10,300	80,958
Systemax, Inc. *	5,000	54,700
Target Corp.	93,400	5,954,250
The Buckle, Inc. (d)	3,875	175,034
The Cato Corp., Class A	3,800	107,844
The Children’s Place Retail Stores, Inc. *	3,600	210,348
The Finish Line, Inc., Class A	7,161	148,985
The Gap, Inc.	42,000	1,500,240
The Home Depot, Inc.	215,070	13,200,997
The Men’s Wearhouse, Inc.	6,600	216,414

54 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Pep Boys - Manny, Moe & Jack	7,900	78,921
The TJX Cos., Inc.	104,600	4,354,498
The Wet Seal, Inc., Class A *	21,100	60,346
Tiffany & Co.	17,500	1,106,350
Tractor Supply Co.	10,000	962,400
Trans World Entertainment Corp. *	1,500	5,100
TripAdvisor, Inc. *	15,672	474,705
Tuesday Morning Corp. *	2,500	14,925
Ulta Salon, Cosmetics & Fragrance, Inc.	8,300	765,426
Urban Outfitters, Inc. *	15,800	565,008
Vitamin Shoppe, Inc. *	4,200	240,408
VOXX International Corp. *	1,600	9,952
West Marine, Inc. *	5,500	56,870
Williams-Sonoma, Inc.	12,200	564,006
Winmark Corp.	1,700	90,576
Zale Corp. *	10,520	75,534
Zumiez, Inc. *	3,000	75,930

		94,162,092

Semiconductors & Semiconductor Equipment 2.0%
Advanced Energy Industries, Inc. *	6,900	81,489
Advanced Micro Devices, Inc. (d)*	84,700	173,635
Altera Corp.	45,100	1,374,648
Amkor Technology, Inc. (d)*	21,000	90,720
Amtech Systems, Inc. *	3,500	11,270
ANADIGICS, Inc. *	8,150	11,899
Analog Devices, Inc.	42,700	1,669,997
Applied Materials, Inc.	179,398	1,901,619
Applied Micro Circuits Corp. *	9,200	53,360
Atmel Corp. *	56,400	263,106
ATMI, Inc. *	4,400	86,900
AXT, Inc. *	3,500	11,235
Broadcom Corp., Class A *	72,400	2,283,134
Brooks Automation, Inc.	11,885	85,810
Cabot Microelectronics Corp.	2,960	88,208
Cavium, Inc. *	7,000	232,260
CEVA, Inc. *	3,433	52,010
Cirrus Logic, Inc. *	9,800	399,448
Cohu, Inc.	4,600	40,480
Cree, Inc. (d)*	16,500	500,445
Cymer, Inc. *	4,200	334,698
Cypress Semiconductor Corp. *	19,500	193,245
Diodes, Inc. *	6,412	97,206
DSP Group, Inc. *	6,300	34,650
Entegris, Inc. *	19,299	158,445
Entropic Communications, Inc. *	14,200	68,302
Exar Corp. *	9,834	84,081
Fairchild Semiconductor International, Inc. *	17,800	209,328
First Solar, Inc. (d)*	8,600	209,066
FormFactor, Inc. *	8,500	38,760
GSI Technology, Inc. *	8,500	47,515
GT Advanced Technologies, Inc. (d)*	19,800	85,932
Hittite Microwave Corp. *	4,500	254,880
Integrated Device Technology, Inc. *	16,120	87,693
Integrated Silicon Solutions, Inc. *	6,038	51,625
Intel Corp.	713,932	15,438,779
International Rectifier Corp. *	8,600	133,214
Intersil Corp., Class A	15,364	108,316
IXYS Corp. *	6,900	65,688
KLA-Tencor Corp.	23,500	1,093,220
Kopin Corp. *	10,700	40,232
Kulicke & Soffa Industries, Inc. *	10,400	106,704
Lam Research Corp. *	28,167	997,112
Lattice Semiconductor Corp. *	25,100	97,388
Linear Technology Corp.	32,900	1,028,454
LSI Corp. *	79,587	545,171
Marvell Technology Group Ltd.	65,400	516,006
Maxim Integrated Products, Inc.	41,200	1,134,030
MEMC Electronic Materials, Inc. *	38,900	98,028
Micrel, Inc.	9,700	93,993
Microchip Technology, Inc.	26,975	845,666
Micron Technology, Inc. *	145,199	787,704
Microsemi Corp. *	10,652	204,518
MIPS Technologies, Inc. *	11,200	78,288
MKS Instruments, Inc.	6,300	148,869
Monolithic Power Systems, Inc. *	6,500	126,295
MoSys, Inc. *	6,400	25,856
Nanometrics, Inc. *	3,300	45,408
NVIDIA Corp.	85,900	1,028,223
OmniVision Technologies, Inc. *	7,800	111,540
ON Semiconductor Corp. *	62,865	386,620
Pericom Semiconductor Corp. *	6,600	51,018
Photronics, Inc. *	12,900	63,081
PLX Technology, Inc. (d)*	7,500	32,475
PMC-Sierra, Inc. *	27,300	127,764
Power Integrations, Inc.	3,000	88,740
Rambus, Inc. *	19,600	94,864
RF Micro Devices, Inc. *	30,020	132,388
Rudolph Technologies, Inc. *	4,318	41,064
Semtech Corp. *	8,000	199,760
Silicon Image, Inc. *	19,500	85,800
Silicon Laboratories, Inc. *	5,000	202,100
Skyworks Solutions, Inc. *	26,689	624,523
Spansion, Inc., Class A *	8,600	95,374
SunPower Corp. (d)*	19,700	84,907
Supertex, Inc. *	4,900	93,639
Teradyne, Inc. *	24,559	359,052
Tessera Technologies, Inc.	6,000	85,020
Texas Instruments, Inc.	161,097	4,525,215
TriQuint Semiconductor, Inc. *	19,310	90,757
Ultratech, Inc. *	4,800	148,368
Veeco Instruments, Inc. *	5,500	168,850
Volterra Semiconductor Corp. *	4,600	83,582
Xilinx, Inc.	36,300	1,189,188

		45,319,950

Software & Services 9.1%
Accelrys, Inc. *	13,264	118,713
Accenture plc, Class A	90,600	6,107,346
ACI Worldwide, Inc. *	5,200	203,320
Activision Blizzard, Inc.	59,432	647,214
Actuate Corp. *	8,862	47,234
Acxiom Corp. *	13,300	242,725
Adobe Systems, Inc. *	70,210	2,387,140
Advent Software, Inc. *	4,500	97,650
Akamai Technologies, Inc. *	24,838	943,596
Alliance Data Systems Corp. *	7,000	1,001,350

See financial notes 55

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ancestry.com, Inc. *	3,000	94,800
Angie’s List, Inc. (d)*	8,000	91,520
ANSYS, Inc. *	13,086	927,536
AOL, Inc. *	14,122	484,808
Aspen Technology, Inc. *	13,400	332,052
Autodesk, Inc. *	31,500	1,002,960
Automatic Data Processing, Inc.	69,400	4,010,626
Bankrate, Inc. *	8,700	93,351
Bazaarvoice, Inc. (d)*	7,800	99,528
Blackbaud, Inc.	6,000	142,620
Blucora, Inc. *	6,872	120,604
BMC Software, Inc. *	21,300	866,910
Booz Allen Hamilton Holding Corp.	12,300	164,574
Bottomline Technologies, Inc. *	5,000	117,000
Broadridge Financial Solutions, Inc.	17,725	406,789
BroadSoft, Inc. *	3,700	141,414
CA, Inc.	50,508	1,137,440
CACI International, Inc., Class A *	4,100	206,763
Cadence Design Systems, Inc. *	38,300	484,878
Cardtronics, Inc. *	5,000	142,050
CIBER, Inc. *	7,300	22,776
Citrix Systems, Inc. *	26,300	1,625,603
Cognizant Technology Solutions Corp., Class A *	42,200	2,812,630
CommVault Systems, Inc. *	5,900	368,573
Computer Sciences Corp.	21,138	643,652
Compuware Corp. *	27,900	241,614
comScore, Inc. *	5,400	76,518
Comverse Technology, Inc. *	25,500	168,045
Concur Technologies, Inc. *	6,100	404,003
Constant Contact, Inc. *	5,000	61,700
Convergys Corp.	16,000	268,960
CoreLogic, Inc. *	13,800	328,440
Cornerstone OnDemand, Inc. *	3,900	109,161
CoStar Group, Inc. *	3,800	315,020
CSG Systems International, Inc. *	5,400	111,294
DealerTrack Holdings, Inc. *	6,100	166,713
Demand Media, Inc. *	8,100	69,093
Demandware, Inc. (d)*	2,800	83,132
Digimarc Corp.	2,142	42,069
Digital River, Inc. *	7,100	101,814
DST Systems, Inc.	4,300	245,272
Dynamics Research Corp. *	1,200	7,740
EarthLink, Inc.	17,050	108,097
eBay, Inc. *	165,448	7,989,484
Ebix, Inc. (d)	7,200	156,888
Edgewater Technology, Inc. *	767	2,669
Electronic Arts, Inc. *	47,100	581,685
Ellie Mae, Inc. *	3,200	80,000
EPAM Systems, Inc. *	4,800	86,304
EPIQ Systems, Inc.	6,125	74,786
Equinix, Inc. *	6,665	1,202,433
Euronet Worldwide, Inc. *	5,500	111,595
ExactTarget, Inc. *	4,800	111,936
ExlService Holdings, Inc. *	3,600	106,704
Facebook, Inc., Class A *	71,500	1,509,723
FactSet Research Systems, Inc.	5,850	529,718
Fair Isaac Corp.	4,744	221,070
FalconStor Software, Inc. *	1,200	2,664
Fidelity National Information Services, Inc.	35,206	1,157,221
Fiserv, Inc. *	19,100	1,431,354
FleetCor Technologies, Inc. *	6,400	303,424
Forrester Research, Inc.	4,100	118,654
Fortinet, Inc. *	18,500	358,345
Gartner, Inc. *	13,300	617,253
Genpact Ltd.	18,800	331,068
Global Cash Access Holdings, Inc. *	10,700	75,435
Global Payments, Inc.	11,440	489,060
Google, Inc., Class A *	37,765	25,671,514
GSE Systems, Inc. *	2,424	4,339
Guidewire Software, Inc. *	2,700	82,728
Heartland Payment Systems, Inc.	4,500	117,360
Higher One Holdings, Inc. (d)*	7,900	99,777
IAC/InterActiveCorp	11,372	549,836
iGATE Corp. *	5,100	81,855
Imperva, Inc. *	2,600	81,978
Infoblox, Inc. *	5,200	86,372
Informatica Corp. *	15,100	409,814
Information Services Group, Inc. (d)*	7,500	9,075
Interactive Intelligence Group, Inc. *	2,900	91,959
Internap Network Services Corp. *	13,200	90,420
International Business Machines Corp.	153,310	29,823,394
IntraLinks Holdings, Inc. *	7,600	42,484
Intuit, Inc.	38,830	2,307,279
j2 Global, Inc.	6,000	180,240
Jack Henry & Associates, Inc.	12,000	456,000
JDA Software Group, Inc. *	6,000	228,840
Jive Software, Inc. (d)*	8,600	96,320
Kenexa Corp. *	3,800	174,648
Lender Processing Services, Inc.	11,157	268,995
LinkedIn Corp., Class A *	9,400	1,005,142
Lionbridge Technologies, Inc. *	12,400	39,308
Liquidity Services, Inc. *	3,400	140,182
LivePerson, Inc. *	6,800	106,692
LogMeIn, Inc. *	4,400	108,592
LookSmart Ltd. *	480	394
Manhattan Associates, Inc. *	4,300	258,000
ManTech International Corp., Class A	5,000	114,850
MasterCard, Inc., Class A	15,300	7,052,229
Mattersight Corp. *	190	1,051
MAXIMUS, Inc.	4,800	264,864
Mentor Graphics Corp. *	11,200	173,824
MICROS Systems, Inc. *	11,400	517,446
Microsoft Corp.	1,076,650	30,722,208
MicroStrategy, Inc., Class A *	1,256	118,654
Millennial Media, Inc. (d)*	6,100	97,783
ModusLink Global Solutions, Inc. *	10,450	30,619
MoneyGram International, Inc. *	9,037	140,435
Monotype Imaging Holdings, Inc.	6,500	99,515
Monster Worldwide, Inc. *	14,300	88,946
Move, Inc. *	8,630	71,543
NetScout Systems, Inc. *	7,300	180,529
NetSuite, Inc. *	3,900	247,689
NeuStar, Inc., Class A *	9,300	340,287
NIC, Inc.	8,000	114,400

56 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nuance Communications, Inc. *	34,674	771,843
OpenTable, Inc. (d)*	2,500	117,425
Opnet Technologies, Inc.	2,600	110,318
Oracle Corp.	543,449	16,874,091
Parametric Technology Corp. *	15,680	316,422
Paychex, Inc.	45,000	1,459,350
Pegasystems, Inc.	3,700	86,839
Perficient, Inc. *	7,800	88,686
PRGX Global, Inc. *	2,000	15,640
Progress Software Corp. *	9,300	183,396
QLIK Technologies, Inc. *	11,200	206,192
Rackspace Hosting, Inc. *	16,500	1,050,885
RealNetworks, Inc. *	4,725	35,768
RealPage, Inc. *	5,900	128,797
Red Hat, Inc. *	26,800	1,317,756
Reis, Inc. *	1,400	16,373
Rovi Corp. *	12,812	173,346
Saba Software, Inc. *	4,549	45,854
SAIC, Inc.	44,000	483,560
Salesforce.com, Inc. *	18,000	2,627,640
Sapient Corp. *	16,100	165,508
SeaChange International, Inc. *	6,350	57,468
ServiceNow, Inc. (d)*	3,200	98,080
ServiceSource International, Inc. *	9,500	85,595
Solarwinds, Inc. *	8,600	435,074
Solera Holdings, Inc.	10,100	472,781
Sourcefire, Inc. *	3,900	166,881
Splunk, Inc. *	3,700	103,785
SS&C Technologies Holdings, Inc. *	4,500	108,135
StarTek, Inc. *	3,900	11,310
Support.com, Inc. *	11,600	53,824
Symantec Corp. *	101,473	1,845,794
Synchronoss Technologies, Inc. *	4,700	96,303
Synopsys, Inc. *	20,584	662,805
Syntel, Inc.	2,500	149,025
Take-Two Interactive Software, Inc. *	12,900	143,835
Tangoe, Inc. *	5,800	74,936
TeleCommunication Systems, Inc., Class A *	10,800	22,896
TeleTech Holdings, Inc. *	5,000	84,200
Teradata Corp. *	24,100	1,646,271
The Active Network, Inc. *	7,500	66,450
The Hackett Group, Inc. *	7,200	28,008
The Western Union Co.	85,632	1,087,526
THQ, Inc. (d)*	1,192	3,373
TIBCO Software, Inc. *	23,200	584,872
TiVo, Inc. *	17,800	180,670
TNS, Inc. *	5,000	71,600
Total System Services, Inc.	22,804	512,862
Tyler Technologies, Inc. *	4,000	191,240
Ultimate Software Group, Inc. *	4,200	425,712
Unisys Corp. *	6,200	105,710
United Online, Inc.	17,350	92,996
Unwired Planet, Inc. *	7,771	10,957
ValueClick, Inc. *	8,500	141,695
Vantiv, Inc., Class A *	4,600	92,828
VeriFone Systems, Inc. *	15,400	456,456
Verint Systems, Inc. *	3,200	87,264
VeriSign, Inc. *	22,275	825,734
Virnetx Holding Corp. (d)*	5,500	165,275
Virtusa Corp. *	4,700	80,652
Visa, Inc., Class A	74,600	10,351,496
VMware, Inc., Class A *	12,000	1,017,240
Web.com Group, Inc. *	5,423	85,575
WebMD Health Corp. *	7,074	105,473
Websense, Inc. *	7,500	99,150
WEX, Inc. *	5,700	420,546
Workday, Inc., Class A *	3,200	155,200
Yahoo!, Inc. *	146,744	2,466,767
Yelp, Inc. (d)*	4,300	103,630
Zynga, Inc., Class A *	65,200	146,700

		204,644,656

Technology Hardware & Equipment 6.9%
3D Systems Corp. (d)*	6,800	295,800
Acme Packet, Inc. *	7,000	115,780
ADTRAN, Inc. (d)	7,000	118,230
Agilysys, Inc. *	4,860	39,706
Amphenol Corp., Class A	22,700	1,364,951
Anaren, Inc. *	5,300	95,559
Anixter International, Inc.	3,300	193,446
Apple, Inc.	133,800	79,624,380
Arris Group, Inc. *	16,175	222,244
Arrow Electronics, Inc. *	15,700	553,111
Aruba Networks, Inc. *	13,700	248,929
Aviat Networks, Inc. *	10,677	24,344
Avid Technology, Inc. *	3,756	22,048
Avnet, Inc. *	20,088	575,521
AVX Corp.	14,000	137,760
Badger Meter, Inc.	4,000	171,360
Benchmark Electronics, Inc. *	7,830	116,041
Black Box Corp.	4,100	89,872
Brocade Communications Systems, Inc. *	64,935	344,155
Checkpoint Systems, Inc. *	4,600	37,352
Ciena Corp. *	12,970	160,958
Cisco Systems, Inc.	754,909	12,939,140
Cognex Corp.	4,900	178,654
Coherent, Inc. *	2,800	127,820
Comtech Telecommunications Corp.	2,975	74,881
Corning, Inc.	211,607	2,486,382
Cray, Inc. *	7,600	92,492
CTS Corp.	8,800	72,864
Daktronics, Inc.	8,700	76,299
Dell, Inc.	205,100	1,893,073
Diebold, Inc.	9,000	267,750
Digi International, Inc. *	6,000	56,520
Dolby Laboratories, Inc., Class A *	8,800	277,992
DTS, Inc. *	4,300	90,214
Echelon Corp. *	7,200	23,832
EchoStar Corp., Class A *	7,540	239,470
Electro Rent Corp.	5,100	80,172
Electro Scientific Industries, Inc.	7,100	75,828
Electronics for Imaging, Inc. *	6,400	111,104
EMC Corp. *	299,486	7,313,448
Emulex Corp. *	14,100	98,136
Extreme Networks, Inc. *	19,500	63,570
F5 Networks, Inc. *	11,500	948,520
FARO Technologies, Inc. *	3,000	120,600
FEI Co.	5,400	297,270

See financial notes 57

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Finisar Corp. *	12,000	138,240
FLIR Systems, Inc.	21,900	425,517
Frequency Electronics, Inc. *	500	4,195
Fusion-io, Inc. (d)*	9,500	224,200
Gerber Scientific, Inc. (a)(c)*	8,900	—
Harmonic, Inc. *	20,042	86,982
Harris Corp.	17,000	778,260
Hewlett-Packard Co.	280,136	3,879,884
Hutchinson Technology, Inc. (d)*	6,000	8,400
I.D. Systems, Inc. *	5,500	28,875
Identive Group, Inc. *	1,200	1,440
Imation Corp. *	5,500	25,135
Immersion Corp. *	4,300	18,576
Infinera Corp. *	16,400	80,688
Ingram Micro, Inc., Class A *	19,900	302,480
Insight Enterprises, Inc. *	4,650	75,190
Intellicheck Mobilisa, Inc. *	500	735
InterDigital, Inc.	6,700	255,203
Intermec, Inc. *	9,600	65,088
InvenSense, Inc. (d)*	7,000	78,400
IPG Photonics Corp. *	4,600	244,168
Itron, Inc. *	5,700	234,042
Ixia *	8,200	114,882
Jabil Circuit, Inc.	25,400	440,436
JDS Uniphase Corp. *	29,553	286,369
Juniper Networks, Inc. *	73,365	1,215,658
Lexmark International, Inc., Class A (d)	10,900	231,734
LightPath Technologies, Inc., Class A *	75	71
Littelfuse, Inc.	3,700	198,320
Loral Space & Communications, Inc.	1,500	117,990
Maxwell Technologies, Inc. *	4,500	29,295
Measurement Specialties, Inc. *	3,200	104,352
Mercury Computer Systems, Inc. *	3,600	29,502
Methode Electronics, Inc.	9,500	96,140
MOCON, Inc.	600	9,078
Molex, Inc.	19,125	496,676
Motorola Solutions, Inc.	40,779	2,107,459
MTS Systems Corp.	3,781	190,600
Multi-Fineline Electronix, Inc. *	3,800	80,332
National Instruments Corp.	13,212	311,275
NCR Corp. *	23,800	506,464
NetApp, Inc. *	50,700	1,363,830
NETGEAR, Inc. *	6,000	213,060
Newport Corp. *	8,500	91,970
OCZ Technology Group, Inc. (d)*	10,200	13,770
Oplink Communications, Inc. *	4,157	61,773
OSI Systems, Inc. *	3,700	293,225
Palo Alto Networks, Inc. *	1,500	82,470
Park Electrochemical Corp.	3,600	89,352
PC Connection, Inc.	7,000	72,030
PC-Tel, Inc.	8,900	58,028
Performance Technologies, Inc. *	1,600	1,904
Plantronics, Inc.	6,000	194,640
Plexus Corp. *	3,700	99,567
Polycom, Inc. *	22,400	224,448
Power-One, Inc. *	23,800	95,914
Presstek, Inc. *	5,100	2,524
Pulse Electronics Corp. *	11,500	6,325
QLogic Corp. *	17,044	159,873
QUALCOMM, Inc.	243,100	14,239,582
Radisys Corp. *	7,200	20,448
Research Frontiers, Inc. (d)*	2,800	11,648
Richardson Electronics Ltd.	4,800	55,920
Riverbed Technology, Inc. *	22,700	419,269
Rofin-Sinar Technologies, Inc. *	3,800	69,198
Rogers Corp. *	2,500	98,525
SanDisk Corp. *	33,600	1,403,136
Sanmina-SCI Corp. *	20,900	185,801
ScanSource, Inc. *	3,200	93,600
Seagate Technology plc	49,766	1,359,607
Sonus Networks, Inc. *	44,900	83,514
STEC, Inc. *	6,200	36,394
Super Micro Computer, Inc. *	8,200	64,862
Sycamore Networks, Inc.	2,790	16,126
Symmetricom, Inc. *	11,950	73,492
Synaptics, Inc. *	5,250	121,590
SYNNEX Corp. *	3,000	97,170
TE Connectivity Ltd.	60,200	1,937,236
Tech Data Corp. *	5,300	234,843
Tellabs, Inc.	38,064	111,147
TESSCO Technologies, Inc.	4,025	83,720
TransAct Technologies, Inc. *	1,500	11,610
Trimble Navigation Ltd. *	17,492	825,273
TTM Technologies, Inc. *	11,000	99,000
Ubiquiti Networks, Inc. (d)*	6,900	81,420
Universal Display Corp. *	5,800	190,124
ViaSat, Inc. *	5,500	213,620
Vishay Intertechnology, Inc. *	18,588	153,909
Vishay Precision Group, Inc. *	5,620	73,341
Western Digital Corp.	32,600	1,115,898
Xerox Corp.	186,756	1,202,709
Xybernaut Corp. (a)(c)*	1,400	—
Zebra Technologies Corp., Class A *	6,375	229,054
Zygo Corp. *	7,000	130,340

		154,347,738

Telecommunication Services 2.7%
8x8, Inc. *	10,000	65,500
Alaska Communications Systems Group, Inc. (d)	5,000	11,500
AT&T, Inc.	823,156	28,472,966
Atlantic Tele-Network, Inc.	3,250	134,680
CenturyLink, Inc.	88,878	3,411,138
Cincinnati Bell, Inc. *	22,268	116,016
Clearwire Corp., Class A (d)*	120,600	241,200
Cogent Communications Group, Inc.	9,900	214,929
Consolidated Communications Holdings, Inc.	5,253	81,107
Crown Castle International Corp. *	41,276	2,755,173
Frontier Communications Corp. (d)	138,868	655,457
General Communication, Inc., Class A *	10,500	91,770
HickoryTech Corp.	4,600	48,990
Iridium Communications, Inc. *	11,800	87,202
Leap Wireless International, Inc. *	7,700	41,118
Level 3 Communications, Inc. *	23,006	471,623
Lumos Networks Corp.	1,500	11,805
MetroPCS Communications, Inc. *	44,500	454,345

58 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
NII Holdings, Inc. (d)*	22,900	182,513
NTELOS Holdings Corp.	4,500	68,625
Premiere Global Services, Inc. *	8,100	68,850
SBA Communications Corp., Class A *	17,100	1,139,373
Shenandoah Telecommunications Co.	2,500	39,300
Sprint Nextel Corp. *	428,130	2,371,840
Telephone & Data Systems, Inc.	14,222	353,701
tw telecom, Inc. *	21,600	550,152
United States Cellular Corp. *	2,400	88,776
USA Mobility, Inc.	5,500	60,775
Verizon Communications, Inc.	406,472	18,144,910
Vonage Holdings Corp. *	36,400	82,628
Warwick Valley Telephone Co.	1,100	14,454
Windstream Corp. (d)	81,969	781,984

		61,314,400

Transportation 1.8%
Alaska Air Group, Inc. *	10,100	386,224
Allegiant Travel Co. *	2,000	145,480
AMERCO	1,000	115,540
Arkansas Best Corp.	1,100	8,855
Atlas Air Worldwide Holdings, Inc. *	3,800	208,962
Avis Budget Group, Inc. *	13,900	229,767
C.H. Robinson Worldwide, Inc.	23,000	1,387,590
Con-way, Inc.	7,500	218,325
Covenant Transport Group, Inc., Class A *	3,000	13,920
CSX Corp.	148,400	3,037,748
Delta Air Lines, Inc. *	117,900	1,135,377
Dollar Thrifty Automotive Group, Inc. *	4,000	308,000
Expeditors International of Washington, Inc.	29,400	1,076,334
FedEx Corp.	41,663	3,832,579
Forward Air Corp.	4,600	153,502
Genco Shipping & Trading Ltd. (d)*	5,500	16,720
Genesee & Wyoming, Inc., Class A *	6,000	434,820
Heartland Express, Inc.	8,941	124,727
Hertz Global Holdings, Inc. *	42,000	557,340
Hub Group, Inc., Class A *	4,400	136,444
J.B. Hunt Transport Services, Inc.	13,500	792,450
JetBlue Airways Corp. *	30,962	163,789
Kansas City Southern	15,650	1,259,199
Kirby Corp. *	8,600	494,328
Knight Transportation, Inc.	9,050	136,836
Landstar System, Inc.	6,600	334,290
Matson, Inc.	6,400	136,000
Norfolk Southern Corp.	45,200	2,773,020
Old Dominion Freight Line, Inc. *	12,112	406,237
Pacer International, Inc. *	2,800	10,024
Park-Ohio Holdings Corp. *	3,600	79,632
Republic Airways Holdings, Inc. *	7,500	35,025
Roadrunner Transportation Systems, Inc. *	4,900	85,407
Ryder System, Inc.	6,400	288,768
Saia, Inc. *	6,100	137,860
SkyWest, Inc.	7,000	76,650
Southwest Airlines Co.	106,315	937,698
Spirit Airlines, Inc. *	5,600	98,280
Swift Transportation Co. *	19,000	185,250
Union Pacific Corp.	67,600	8,316,828
United Continental Holdings, Inc. *	46,200	887,502
United Parcel Service, Inc., Class B	102,580	7,513,985
US Airways Group, Inc. *	20,900	254,562
UTI Worldwide, Inc.	14,600	202,794
Werner Enterprises, Inc.	5,832	135,069
Wesco Aircraft Holdings, Inc. *	7,900	105,465

		39,375,202

Utilities 3.6%
AGL Resources, Inc.	16,129	658,547
ALLETE, Inc.	5,233	217,798
Alliant Energy Corp.	15,600	697,320
Ameren Corp.	33,600	1,104,768
American DG Energy, Inc. *	11,400	28,728
American Electric Power Co., Inc.	69,220	3,076,137
American States Water Co.	2,000	88,040
American Water Works Co., Inc.	24,200	889,108
Aqua America, Inc.	18,994	482,258
Artesian Resources Corp., Class A	4,000	92,040
Atmos Energy Corp.	12,200	438,834
Avista Corp.	7,800	198,276
Black Hills Corp.	5,600	200,312
California Water Service Group	6,000	110,520
Calpine Corp. *	55,200	971,520
CenterPoint Energy, Inc.	60,200	1,304,534
CH Energy Group, Inc.	1,900	123,557
Chesapeake Utilities Corp.	2,847	133,724
Cleco Corp.	8,700	375,405
CMS Energy Corp.	37,800	919,296
Connecticut Water Service, Inc.	5,100	156,213
Consolidated Edison, Inc.	41,200	2,487,656
Dominion Resources, Inc.	81,780	4,316,348
DTE Energy Co.	24,501	1,521,512
Duke Energy Corp.	100,473	6,600,071
Dynegy, Inc. *	12,000	224,400
Edison International	45,910	2,155,015
El Paso Electric Co.	5,300	180,147
Entergy Corp.	25,300	1,836,274
Exelon Corp.	122,069	4,367,629
FirstEnergy Corp.	59,456	2,718,328
Genie Energy Ltd., Class B	12,800	89,728
GenOn Energy, Inc. *	112,304	288,621
Great Plains Energy, Inc.	21,541	483,380
Hawaiian Electric Industries, Inc.	13,300	344,204
IDACORP, Inc.	7,100	317,512
Integrys Energy Group, Inc.	10,540	569,582
ITC Holdings Corp.	7,100	565,302
MDU Resources Group, Inc.	26,625	578,561
MGE Energy, Inc.	3,300	173,712
Middlesex Water Co.	4,500	87,030
National Fuel Gas Co.	11,600	611,320
New Jersey Resources Corp.	6,225	276,764
NextEra Energy, Inc.	60,300	4,224,618
NiSource, Inc.	39,664	1,010,242
Northeast Utilities	44,143	1,734,820

See financial notes 59

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Northwest Natural Gas Co.	3,800	176,814
NorthWestern Corp.	7,100	254,251
NRG Energy, Inc.	32,500	700,700
NV Energy, Inc.	32,076	609,765
OGE Energy Corp.	13,900	800,362
ONEOK, Inc.	28,900	1,366,970
Ormat Technologies, Inc.	8,600	163,658
Otter Tail Corp.	4,100	98,933
Pepco Holdings, Inc.	32,200	639,814
PG&E Corp.	60,700	2,580,964
Piedmont Natural Gas Co., Inc.	9,300	296,391
Pinnacle West Capital Corp.	15,400	815,738
PNM Resources, Inc.	11,200	248,192
Portland General Electric Co.	10,900	298,660
PPL Corp.	81,800	2,419,644
Public Service Enterprise Group, Inc.	72,300	2,316,492
Questar Corp.	24,700	499,928
SCANA Corp.	18,505	908,225
Sempra Energy	32,075	2,237,231
SJW Corp.	3,200	77,568
South Jersey Industries, Inc.	4,200	212,478
Southwest Gas Corp.	6,500	282,555
TECO Energy, Inc.	29,100	520,017
The AES Corp.	87,396	913,288
The Empire District Electric Co.	6,500	141,115
The Laclede Group, Inc.	3,300	137,412
The Southern Co.	124,700	5,840,948
The York Water Co.	6,100	105,957
UGI Corp.	16,000	516,640
UIL Holdings Corp.	6,966	251,960
Unitil Corp.	3,600	95,724
UNS Energy Corp.	5,700	243,048
Vectren Corp.	11,366	336,093
Westar Energy, Inc.	17,500	519,750
WGL Holdings, Inc.	7,300	290,321
Wisconsin Energy Corp.	32,100	1,234,887
Xcel Energy, Inc.	68,595	1,937,809

		81,120,013

Total Common Stock
(Cost $1,684,732,545)		2,208,790,277

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Indevus Pharmaceuticals, Inc. (a)(c)*	1,800	—

Total Rights
(Cost $—)		—

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. (c)*	33	—

Total Warrants
(Cost $—)		—

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 1.1% of net assets

Time Deposit 1.0%
Societe Generale
0.03%, 11/01/12	22,399,356	22,399,356

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.07%, 12/20/12 (e)(f)	160,000	159,985
0.08%, 12/20/12 (e)(f)	100,000	99,990
0.10%, 12/20/12 (e)(f)	145,000	144,980
0.11%, 12/20/12 (e)(f)	1,294,000	1,293,815

		1,698,770

Total Short-Term Investments
(Cost $24,098,126)		24,098,126

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.8% of net assets

Wells Fargo Advantage Government Money Market Fund	18,504,950	18,504,950

Total Collateral Invested for Securities on Loan
(Cost $18,504,950)		18,504,950

End of collateral invested for securities on loan.

60 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

At 10/31/12 tax basis cost of the fund’s investments was $1,721,800,478 and the unrealized appreciation and depreciation were $678,801,448 and ($167,713,523), respectively, with a net unrealized appreciation of $511,087,925.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	Illiquid security. At the period end, the value of these amounted to $54,704 or 0.0% of net assets.
(d)	All or a portion of this security is on loan.
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/21/12	45	3,673,350	(74,614)
S&P 500 Index, e-mini, Long, expires 12/21/12	310	21,805,400	(427,367)

Net unrealized losses			(501,981)

See financial notes 61

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.5%	Common Stock	1,162,030,883	1,379,481,700
0.6%	Preferred Stock	5,868,851	8,184,188
1.5%	Other Investment Company	21,315,494	21,428,000
0.0%	Short-Term Investments	311,494	311,494

99.6%	Total Investments	1,189,526,722	1,409,405,382
0.3%	Collateral Invested for Securities on Loan	4,237,548	4,237,548
0.1%	Other Assets and Liabilities, Net		1,330,528

100.0%	Total Net Assets		1,414,973,458

	Number	Value
Security	of Shares	($)

Common Stock 97.5% of net assets

Australia 8.9%

Banks 3.0%
Australia & New Zealand Banking Group Ltd.	360,234	9,503,422
Bendigo & Adelaide Bank Ltd.	58,930	493,575
Commonwealth Bank of Australia	213,508	12,786,034
National Australia Bank Ltd.	300,095	8,019,955
Westpac Banking Corp.	410,808	10,860,904

		41,663,890

Capital Goods 0.0%
Leighton Holdings Ltd.	20,663	383,404

Commercial & Professional Supplies 0.2%
ALS Ltd.	46,055	442,106
Brambles Ltd.	207,087	1,559,308

		2,001,414

Consumer Services 0.1%
Crown Ltd.	54,264	546,921
Echo Entertainment Group Ltd.	100,330	364,639
TABCORP Holdings Ltd.	93,458	275,224
Tatts Group Ltd.	179,936	522,591

		1,709,375

Diversified Financials 0.2%
ASX Ltd.	23,898	735,824
Macquarie Group Ltd.	44,398	1,466,535

		2,202,359

Energy 0.5%
Caltex Australia Ltd.	18,421	325,494
Origin Energy Ltd.	147,635	1,737,828
Santos Ltd.	125,745	1,499,278
Whitehaven Coal Ltd.	52,853	166,904
Woodside Petroleum Ltd.	87,669	3,125,944
WorleyParsons Ltd.	27,720	708,851

		7,564,299

Food & Staples Retailing 0.7%
Metcash Ltd.	115,812	439,917
Wesfarmers Ltd.	135,898	4,899,030
Woolworths Ltd.	165,658	5,052,879

		10,391,826

Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	77,601	1,082,671

Health Care Equipment & Services 0.1%
Cochlear Ltd.	7,752	572,498
Ramsay Health Care Ltd.	17,923	442,000
Sonic Healthcare Ltd.	50,551	681,677

		1,696,175

Insurance 0.5%
AMP Ltd.	383,659	1,825,351
Insurance Australia Group Ltd.	275,405	1,309,622
QBE Insurance Group Ltd.	156,393	2,136,633
Suncorp Group Ltd.	173,385	1,688,862

		6,960,468

Materials 2.0%
Alumina Ltd.	327,010	326,428
Amcor Ltd.	163,364	1,338,327
BHP Billiton Ltd.	432,113	15,299,137
Boral Ltd.	99,599	370,962
Fortescue Metals Group Ltd.	188,571	794,568
Iluka Resources Ltd.	57,132	586,018
Incitec Pivot Ltd.	212,204	695,029
James Hardie Industries plc CDI	59,672	570,801
Lynas Corp., Ltd. (a)*	229,806	173,389
Newcrest Mining Ltd.	102,926	2,838,693
Orica Ltd.	49,664	1,293,687
OZ Minerals Ltd.	44,193	374,978
Rio Tinto Ltd.	58,469	3,447,078
Sims Metal Management Ltd.	22,423	219,110

		28,328,205

Media 0.0%
Fairfax Media Ltd. (a)	152,474	62,424

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
CSL Ltd.	68,790	3,392,769

Real Estate 0.7%
Centro Retail Australia REIT	152,684	340,421
CFS Retail Property Trust Group	251,853	510,299
Dexus Property Group	572,992	584,814
Goodman Group	208,213	955,844
GPT Group	194,809	719,401
Lend Lease Group	74,007	664,416
Mirvac Group	430,662	671,925
Stockland	314,715	1,129,200
Westfield Group	289,103	3,195,777

62 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Westfield Retail Trust	387,362	1,243,847

		10,015,944

Retailing 0.0%
Harvey Norman Holdings Ltd.	68,124	134,565

Software & Services 0.0%
Computershare Ltd.	60,657	546,257

Telecommunication Services 0.2%
Telstra Corp., Ltd.	586,450	2,520,266

Transportation 0.2%
Asciano Ltd.	133,090	629,914
Qantas Airways Ltd. *	88,989	122,686
QR National Ltd.	233,058	904,032
Sydney Airport	50,095	176,198
Toll Holdings Ltd.	92,053	424,071
Transurban Group	178,171	1,124,536

		3,381,437

Utilities 0.1%
AGL Energy Ltd.	73,758	1,112,329
APA Group (a)	86,733	464,240
SP AusNet	158,833	174,742

		1,751,311

		125,789,059

Austria 0.3%

Banks 0.1%
Erste Group Bank AG *	28,924	729,107
Raiffeisen Bank International AG	6,669	267,132

		996,239

Capital Goods 0.1%
Andritz AG	9,797	590,353

Energy 0.1%
OMV AG	19,496	713,462

Insurance 0.0%
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,240	225,156

Materials 0.0%
Voestalpine AG	14,994	472,132

Real Estate 0.0%
Immofinanz AG	121,689	470,397

Telecommunication Services 0.0%
Telekom Austria AG	29,683	186,997

Utilities 0.0%
Verbund AG	9,608	224,036

		3,878,772

Belgium 1.1%

Banks 0.0%
KBC GROEP N.V.	21,978	517,000

Diversified Financials 0.1%
Groupe Bruxelles Lambert S.A.	10,830	800,657

Food & Staples Retailing 0.1%
Colruyt S.A.	10,334	472,451
Delhaize Group S.A.	13,897	532,075

		1,004,526

Food, Beverage & Tobacco 0.5%
Anheuser-Busch InBev N.V.	107,945	9,027,556

Insurance 0.1%
Ageas	30,190	769,697

Materials 0.1%
Solvay S.A.	8,007	964,059
Umicore S.A.	14,709	755,871

		1,719,930

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	14,806	864,782

Telecommunication Services 0.1%
Belgacom S.A.	19,589	572,705
Mobistar S.A.	4,094	108,305
Telenet Group Holding N.V.	7,632	349,646

		1,030,656

		15,734,804

Denmark 1.1%

Banks 0.1%
Danske Bank A/S *	86,631	1,355,227

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	14,191	1,224,940

Health Care Equipment & Services 0.1%
Coloplast A/S, Class B	3,107	681,508
William Demant Holding A/S *	3,310	284,672

		966,180

Insurance 0.0%
Tryg A/S	3,346	218,472

Materials 0.1%
Novozymes A/S, B Shares	32,383	894,708

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Novo Nordisk A/S, Class B	54,730	8,774,064

Telecommunication Services 0.0%
TDC A/S	66,616	459,298

Transportation 0.1%
AP Moller - Maersk A/S, Series A	75	496,936
AP Moller - Maersk A/S, Series B	180	1,256,337
DSV A/S	25,786	580,033

		2,333,306

		16,226,195

Finland 0.7%

Automobiles & Components 0.1%
Nokian Renkaat Oyj	15,028	625,867

Capital Goods 0.2%
Kone Oyj, Class B	21,086	1,512,057
Metso Oyj	17,438	613,268
Wartsila Oyj Abp	22,877	926,462

		3,051,787

See financial notes 63

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Diversified Financials 0.0%
Pohjola Bank plc, A Shares	18,850	257,141

Energy 0.0%
Neste Oil Oyj	17,493	219,062

Food & Staples Retailing 0.0%
Kesko Oyj, B Shares	9,130	285,499

Insurance 0.1%
Sampo Oyj, A Shares	55,505	1,740,279

Materials 0.1%
Stora Enso Oyj, R Shares	72,752	460,201
UPM-Kymmene Oyj	71,633	769,106

		1,229,307

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	12,992	321,468

Technology Hardware & Equipment 0.1%
Nokia Oyj (a)	495,931	1,333,304

Telecommunication Services 0.0%
Elisa Oyj	19,292	413,985

Utilities 0.1%
Fortum Oyj	58,639	1,085,292

		10,562,991

France 9.2%

Automobiles & Components 0.2%
Compagnie Generale des Etablissements Michelin	23,921	2,062,106
Peugeot S.A. (a)*	31,040	199,107
Renault S.A.	25,383	1,138,147

		3,399,360

Banks 0.8%
BNP Paribas S.A.	129,519	6,533,581
Credit Agricole S.A. *	132,928	1,003,369
Natixis	112,136	368,040
Societe Generale S.A. *	93,999	2,997,826

		10,902,816

Capital Goods 1.2%
Alstom S.A.	27,159	928,373
Bouygues S.A.	25,779	619,588
Compagnie de Saint-Gobain	53,287	1,877,049
European Aeronautic Defence & Space Co., N.V.	54,884	1,953,319
Legrand S.A.	31,978	1,233,677
Rexel S.A.	14,470	262,081
Safran S.A.	30,868	1,229,588
Schneider Electric S.A.	70,187	4,394,727
Thales S.A.	12,374	435,579
Vallourec S.A.	13,711	564,023
Vinci S.A.	61,252	2,715,060
Zodiac Aerospace	4,592	470,838

		16,683,902

Commercial & Professional Supplies 0.1%
Bureau Veritas S.A.	7,455	791,771
Edenred	22,688	656,570
Societe BIC S.A.	3,926	479,064

		1,927,405

Consumer Durables & Apparel 0.5%
Christian Dior S.A.	7,386	1,061,136
LVMH Moet Hennessy Louis Vuitton S.A.	34,039	5,534,090

		6,595,226

Consumer Services 0.1%
Accor S.A.	20,125	628,858
Sodexo	12,356	951,848

		1,580,706

Diversified Financials 0.0%
Eurazeo	3,614	165,669
Wendel S.A.	4,484	395,310

		560,979

Energy 1.2%
Compagnie Generale de Geophysique - Veritas *	17,916	583,253
Technip S.A.	13,159	1,484,215
Total S.A.	285,793	14,395,452

		16,462,920

Food & Staples Retailing 0.2%
Carrefour S.A.	76,747	1,853,489
Casino Guichard Perrachon S.A.	7,517	656,166

		2,509,655

Food, Beverage & Tobacco 0.6%
Danone S.A.	77,402	4,760,789
Pernod-Ricard S.A.	28,500	3,069,358
Remy Cointreau S.A.	3,002	311,361

		8,141,508

Health Care Equipment & Services 0.2%
Essilor International S.A.	26,969	2,431,889

Household & Personal Products 0.3%
L’Oreal S.A.	32,426	4,132,612

Insurance 0.3%
AXA S.A.	237,786	3,790,000
CNP Assurances	18,752	264,983
SCOR SE	21,612	577,066

		4,632,049

Materials 0.7%
Air Liquide S.A.	41,878	4,943,781
ArcelorMittal	126,038	1,863,409
Arkema S.A.	8,323	759,470
Imerys S.A.	4,634	260,697
Lafarge S.A.	25,184	1,476,523

		9,303,880

Media 0.2%
Eutelsat Communications S.A.	17,773	569,107
JC Decaux S.A.	9,072	192,046
Lagardere S.C.A.	16,104	440,903
Publicis Groupe S.A.	23,744	1,279,742
SES S.A.	40,718	1,127,075

		3,608,873

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Sanofi	159,318	13,992,487

Real Estate 0.3%
Fonciere des Regions	3,093	248,949

64 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Gecina S.A.	2,992	331,898
ICADE	3,182	286,384
Klepierre	12,841	476,315
Unibail-Rodamco SE	12,281	2,766,117

		4,109,663

Retailing 0.1%
PPR	10,071	1,775,399

Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	85,053	500,942

Software & Services 0.1%
AtoS	7,278	488,659
Cap Gemini S.A.	20,192	849,446
Dassault Systemes S.A.	8,246	869,987

		2,208,092

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	311,624	318,630
Gemalto N.V.	10,660	962,815

		1,281,445

Telecommunication Services 0.5%
France Telecom S.A.	247,752	2,769,250
Iliad S.A.	3,071	473,220
Vivendi S.A.	173,067	3,546,383

		6,788,853

Transportation 0.1%
Aeroports de Paris	4,137	320,167
Groupe Eurotunnel S.A. - Reg’d	73,526	559,934

		880,101

Utilities 0.4%
EDF S.A.	33,008	698,488
GDF Suez	171,117	3,927,536
Suez Environnement Co.	38,178	405,291
Veolia Environnement S.A.	45,958	454,896

		5,486,211

		129,896,973

Germany 7.9%

Automobiles & Components 0.8%
Bayerische Motoren Werke AG	44,269	3,539,127
Continental AG	10,651	1,072,023
Daimler AG - Reg’d	121,899	5,710,339
Volkswagen AG	4,026	787,308

		11,108,797

Banks 0.1%
Commerzbank AG *	453,729	871,648

Capital Goods 1.0%
Brenntag AG	6,902	870,887
GEA Group AG	23,827	745,498
Hochtief AG *	4,149	206,096
MAN SE	5,692	575,220
Siemens AG - Reg’d	110,665	11,150,484

		13,548,185

Consumer Durables & Apparel 0.2%
Adidas AG	27,913	2,379,217
Hugo Boss AG	3,434	344,658

		2,723,875

Diversified Financials 0.5%
Deutsche Bank AG - Reg’d	124,475	5,669,970
Deutsche Boerse AG	25,821	1,399,132

		7,069,102

Food & Staples Retailing 0.0%
Metro AG	17,029	490,920

Food, Beverage & Tobacco 0.0%
Suedzucker AG	9,044	350,591

Health Care Equipment & Services 0.3%
Celesio AG	11,605	224,979
Fresenius Medical Care AG & Co KGaA	27,905	1,960,722
Fresenius SE & Co KGaA	16,690	1,903,096

		4,088,797

Household & Personal Products 0.1%
Beiersdorf AG	13,321	969,099
Henkel AG & Co. KGaA	17,376	1,125,076

		2,094,175

Insurance 0.8%
Allianz SE - Reg’d	61,106	7,590,915
Hannover Rueckversicherung AG - Reg’d	8,228	579,689
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	24,048	3,869,407

		12,040,011

Materials 1.3%
BASF SE	123,500	10,244,366
HeidelbergCement AG	18,405	978,076
K&S AG - Reg’d	22,781	1,079,697
Lanxess AG	11,353	939,217
Linde AG	24,892	4,188,888
Salzgitter AG	5,330	230,502
ThyssenKrupp AG	50,861	1,158,998
Wacker Chemie AG	2,134	120,659

		18,940,403

Media 0.1%
Axel Springer AG	5,400	231,712
Kabel Deutschland Holding AG	11,684	843,049

		1,074,761

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Bayer AG - Reg’d	111,137	9,690,373
Merck KGaA	8,492	1,086,160
QIAGEN N.V. *	31,809	554,146

		11,330,679

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	143,788	979,548

Software & Services 0.7%
SAP AG	123,431	9,000,958
United Internet AG - Reg’d	12,162	243,385

		9,244,343

Telecommunication Services 0.3%
Deutsche Telekom AG - Reg’d	378,832	4,321,904

Transportation 0.2%
Deutsche Lufthansa AG - Reg’d	31,243	477,989

See financial notes 65

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Deutsche Post AG - Reg’d	114,718	2,274,396
Fraport AG	5,014	294,239

		3,046,624

Utilities 0.6%
E.ON AG	241,763	5,503,754
RWE AG	65,427	2,994,247

		8,498,001

		111,822,364

Greece 0.1%

Consumer Services 0.0%
OPAP S.A.	30,470	194,754

Food, Beverage & Tobacco 0.1%
Coca Cola Hellenic Bottling Co., S.A. *	27,404	586,074

		780,828

Hong Kong 3.1%

Banks 0.3%
Bank of East Asia Ltd.	181,600	670,879
BOC Hong Kong (Holdings) Ltd.	496,000	1,520,764
Hang Seng Bank Ltd.	103,136	1,580,730
Wing Hang Bank Ltd.	24,500	259,343

		4,031,716

Capital Goods 0.2%
Hopewell Holdings Ltd.	66,500	239,058
Hutchison Whampoa Ltd.	290,370	2,844,600
NWS Holdings Ltd.	192,000	289,363

		3,373,021

Consumer Durables & Apparel 0.0%
Yue Yuen Industrial Holdings Ltd.	90,000	309,774

Consumer Services 0.3%
Galaxy Entertainment Group Ltd. *	197,000	672,906
MGM China Holdings Ltd.	104,400	187,584
Sands China Ltd.	329,600	1,232,080
Shangri-La Asia Ltd.	224,000	432,419
SJM Holdings Ltd.	242,000	524,471
Wynn Macau Ltd.	212,000	597,233

		3,646,693

Diversified Financials 0.2%
First Pacific Co., Ltd.	210,000	233,474
Hong Kong Exchanges & Clearing Ltd.	139,818	2,294,784

		2,528,258

Insurance 0.4%
AIA Group Ltd.	1,372,000	5,410,436

Real Estate 1.1%
Cheung Kong (Holdings) Ltd.	188,656	2,780,706
Hang Lung Group Ltd.	120,000	709,277
Hang Lung Properties Ltd.	301,000	1,042,240
Henderson Land Development Co., Ltd.	136,000	937,898
Hysan Development Co., Ltd.	87,000	383,783
Kerry Properties Ltd.	98,000	485,859
New World Development Co., Ltd.	447,000	687,746
Sino Land Co., Ltd.	376,000	670,805
Sun Hung Kai Properties Ltd.	211,604	2,925,200
Swire Pacific Ltd., Class A	91,590	1,083,310
The Link REIT	307,000	1,525,591
Wharf Holdings Ltd.	206,100	1,405,251
Wheelock & Co., Ltd.	124,000	540,879

		15,178,545

Retailing 0.1%
Li & Fung Ltd.	784,000	1,307,839
Lifestyle International Holdings Ltd.	66,000	140,688

		1,448,527

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd.	27,000	300,353

Technology Hardware & Equipment 0.0%
Foxconn International Holdings Ltd. *	70,000	24,286

Telecommunication Services 0.0%
PCCW Ltd.	536,000	215,937

Transportation 0.1%
Cathay Pacific Airways Ltd.	141,000	254,652
MTR Corp., Ltd.	195,500	762,577
Orient Overseas International Ltd.	30,000	188,883

		1,206,112

Utilities 0.4%
Cheung Kong Infrastructure Holdings Ltd.	64,000	374,966
CLP Holdings Ltd.	246,580	2,100,955
Hong Kong & China Gas Co., Ltd.	697,031	1,850,350
Power Assets Holdings Ltd.	189,500	1,610,284

		5,936,555

		43,610,213

Ireland 0.3%

Food, Beverage & Tobacco 0.1%
Kerry Group plc, Class A	20,372	1,065,976

Materials 0.1%
CRH plc	97,761	1,819,693

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Elan Corp. plc *	65,467	712,486

Transportation 0.0%
Ryanair Holdings plc *	25,968	150,555

		3,748,710

Israel 0.6%

Banks 0.1%
Bank Hapoalim B.M. *	144,407	568,110
Bank Leumi Le-Israel B.M. *	160,854	518,474

66 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Mizrahi Tefahot Bank Ltd. *	16,863	153,124

		1,239,708

Capital Goods 0.0%
Delek Group Ltd.	790	150,222

Materials 0.1%
Israel Chemicals Ltd.	58,265	728,931
The Israel Corp., Ltd.	316	214,745

		943,676

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Teva Pharmaceutical Industries Ltd.	126,520	5,104,000

Semiconductors & Semiconductor Equipment 0.0%
Mellanox Technologies Ltd. *	4,792	361,640

Software & Services 0.0%
NICE Systems Ltd. *	8,174	273,033

Telecommunication Services 0.0%
Bezeq Israeli Telecommunication Corp., Ltd.	207,658	252,987

		8,325,266

Italy 2.2%

Automobiles & Components 0.1%
Fiat S.p.A. *	117,793	576,479
Pirelli & C. S.p.A.	32,458	377,052

		953,531

Banks 0.4%
Banca Monte dei Paschi di Siena S.p.A. *	860,993	238,005
Banco Popolare Scarl *	229,087	365,572
Intesa Sanpaolo S.p.A.	1,350,261	2,175,125
Intesa Sanpaolo S.p.A. - RSP	124,963	165,332
UniCredit S.p.A. *	556,402	2,461,060
Unione di Banche Italiane S.C.P.A.	110,740	436,228

		5,841,322

Capital Goods 0.1%
Fiat Industrial S.p.A.	117,545	1,274,068
Finmeccanica S.p.A. *	46,270	229,472
Prysmian S.p.A.	27,788	535,778

		2,039,318

Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	15,932	608,091

Consumer Services 0.0%
Autogrill S.p.A.	15,620	159,891

Diversified Financials 0.0%
Exor S.p.A.	8,747	225,735
Mediobanca S.p.A.	60,988	348,711

		574,446

Energy 0.8%
Eni S.p.A.	340,912	7,844,694
Saipem S.p.A.	35,929	1,618,928
Tenaris S.A.	64,434	1,207,789

		10,671,411

Insurance 0.2%
Assicurazioni Generali S.p.A.	159,328	2,594,502

Media 0.0%
Mediaset S.p.A.	77,949	136,926

Telecommunication Services 0.1%
Telecom Italia S.p.A.	1,241,406	1,145,339
Telecom Italia S.p.A. - RSP	706,729	565,924

		1,711,263

Transportation 0.1%
Atlantia S.p.A.	47,830	791,109

Utilities 0.4%
Enel Green Power S.p.A.	215,891	367,716
Enel S.p.A.	886,701	3,339,090
Snam S.p.A.	219,282	971,716
Terna - Rete Elettrica Nationale S.p.A.	183,741	690,826

		5,369,348

		31,451,158

Japan 19.2%

Automobiles & Components 2.5%
Aisin Seiki Co., Ltd.	26,100	762,233
Bridgestone Corp.	87,057	2,033,566
Daihatsu Motor Co., Ltd.	26,000	455,034
Denso Corp.	65,300	2,050,230
Fuji Heavy Industries Ltd.	80,000	771,208
Honda Motor Co., Ltd.	218,439	6,566,981
Isuzu Motors Ltd.	156,000	825,174
Koito Manufacturing Co., Ltd.	13,000	161,478
Mazda Motor Corp. *	362,000	431,765
Mitsubishi Motors Corp. *	438,000	377,538
NGK Spark Plug Co., Ltd.	26,000	291,163
NHK Spring Co., Ltd.	20,000	167,039
Nissan Motors Co., Ltd.	337,296	2,820,926
NOK Corp.	14,200	227,816
Stanley Electric Co., Ltd.	19,800	272,480
Sumitomo Rubber Industries Ltd.	23,400	275,867
Suzuki Motor Corp.	49,100	1,113,530
Toyoda Gosei Co., Ltd.	8,800	173,299
Toyota Boshoku Corp.	11,400	108,093
Toyota Industries Corp.	21,600	618,012
Toyota Motor Corp.	369,603	14,250,837
Yamaha Motor Co., Ltd.	38,200	364,737

		35,119,006

Banks 1.8%
Aozora Bank Ltd.	77,000	217,141
Fukuoka Financial Group, Inc.	106,000	414,522
Mitsubishi UFJ Financial Group, Inc.	1,707,209	7,723,359
Mizuho Financial Group, Inc.	3,061,134	4,789,694
Resona Holdings, Inc.	253,900	1,098,675
Seven Bank Ltd.	62,000	177,259
Shinsei Bank Ltd.	144,000	211,118
Sumitomo Mitsui Financial Group, Inc.	180,546	5,516,941
Sumitomo Mitsui Trust Holdings, Inc.	405,000	1,229,094

See financial notes 67

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Suruga Bank Ltd.	25,000	300,225
The Bank of Kyoto Ltd.	44,000	378,191
The Bank of Yokohama Ltd.	158,000	727,123
The Chiba Bank Ltd.	104,000	607,481
The Chugoku Bank Ltd.	24,000	330,300
The Gunma Bank Ltd.	52,000	250,869
The Hachijuni Bank Ltd.	57,000	294,451
The Iyo Bank Ltd.	33,000	255,148
The Joyo Bank Ltd.	81,000	392,001
The Nishi-Nippon City Bank Ltd.	67,000	152,775
The Shizuoka Bank Ltd.	74,000	756,870
Yamaguchi Financial Group, Inc.	28,000	231,991

		26,055,228

Capital Goods 2.8%
Amada Co., Ltd.	49,000	248,807
Asahi Glass Co., Ltd.	138,000	938,101
Chiyoda Corp.	21,000	339,220
Daikin Industries Ltd.	32,000	885,830
Fanuc Corp.	25,700	4,094,413
Fuji Electric Co., Ltd.	50,000	101,433
Furukawa Electric Co., Ltd. *	70,000	139,593
GS Yuasa Corp. (a)	40,000	155,931
Hino Motors Ltd.	35,000	270,545
Hitachi Construction Machinery Co., Ltd.	14,600	240,033
IHI Corp.	159,000	334,849
ITOCHU Corp.	204,000	2,041,950
JGC Corp.	28,000	963,351
JTEKT Corp.	30,300	227,540
Kajima Corp.	111,000	307,412
Kawasaki Heavy Industries Ltd.	169,000	347,654
Kinden Corp.	18,000	112,697
Komatsu Ltd.	126,509	2,650,948
Kubota Corp.	148,000	1,513,314
Kurita Water Industries Ltd.	15,400	349,602
LIXIL Group Corp.	36,300	802,530
Mabuchi Motor Co., Ltd.	3,300	139,843
Makita Corp.	15,300	605,739
Marubeni Corp.	224,000	1,451,494
Mitsubishi Corp.	188,200	3,359,922
Mitsubishi Electric Corp.	260,000	1,943,417
Mitsubishi Heavy Industries Ltd.	409,000	1,722,741
Mitsui & Co., Ltd.	235,300	3,316,606
Nabtesco Corp.	13,000	242,619
NGK Insulators Ltd.	35,000	390,247
Nidec Corp.	14,600	1,039,000
NSK Ltd.	60,000	329,552
NTN Corp.	52,000	93,289
Obayashi Corp.	80,000	357,892
Shimizu Corp.	77,000	257,605
SMC Corp.	7,400	1,166,674
Sojitz Corp.	113,300	140,650
Sumitomo Corp.	150,600	2,053,098
Sumitomo Electric Industries Ltd.	102,900	1,106,967
Sumitomo Heavy Industries Ltd.	64,000	229,451
Taisei Corp.	134,000	369,462
The Japan Steel Works Ltd.	43,000	254,896
THK Co., Ltd.	16,400	272,638
TOTO Ltd.	40,000	299,780
Toyota Tsusho Corp.	29,000	633,440
Ushio, Inc.	14,300	150,881

		38,993,656

Commercial & Professional Supplies 0.2%
Dai Nippon Printing Co., Ltd.	76,000	538,540
Secom Co., Ltd.	27,900	1,421,060
Toppan Printing Co., Ltd.	76,000	439,254

		2,398,854

Consumer Durables & Apparel 0.6%
Asics Corp.	20,000	290,655
Casio Computer Co., Ltd. (a)	32,000	244,879
Namco Bandai Holdings, Inc.	23,000	361,400
Nikon Corp.	46,000	1,173,427
Panasonic Corp.	297,312	1,803,364
Rinnai Corp.	4,400	300,522
Sankyo Co., Ltd.	6,400	289,960
Sega Sammy Holdings, Inc.	26,600	501,368
Sekisui Chemical Co., Ltd.	59,000	484,546
Sekisui House Ltd.	74,000	756,648
Sharp Corp. (a)	126,785	273,510
Shimano, Inc.	10,200	643,006
Sony Corp.	135,400	1,603,189
Yamaha Corp.	22,000	197,700

		8,924,174

Consumer Services 0.1%
Benesse Holdings, Inc.	9,200	443,151
McDonald’s Holdings Co., Ltd.	9,000	250,077
Oriental Land Co., Ltd.	6,800	927,553

		1,620,781

Diversified Financials 0.4%
Aeon Credit Service Co., Ltd.	8,600	182,721
Credit Saison Co., Ltd.	21,900	481,232
Daiwa Securities Group, Inc.	222,000	885,594
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,950	342,778
Nomura Holdings, Inc.	479,400	1,732,960
ORIX Corp.	14,290	1,467,725
SBI Holdings, Inc.	30,590	214,220

		5,307,230

Energy 0.3%
Cosmo Oil Co., Ltd.	74,000	131,618
Idemitsu Kosan Co., Ltd.	3,000	258,200
Inpex Corp.	292	1,663,485
Japan Petroleum Exploration Co.	3,900	146,796
JX Holdings, Inc.	302,000	1,608,470
Showa Shell Sekiyu K.K.	19,700	109,674
TonenGeneral Sekiyu K.K.	39,000	353,929

		4,272,172

Food & Staples Retailing 0.4%
Aeon Co., Ltd.	81,900	893,245
FamilyMart Co., Ltd.	7,700	373,149
Lawson, Inc.	8,200	602,618
Seven & I Holdings Co., Ltd.	101,403	3,127,207

		4,996,219

68 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food, Beverage & Tobacco 0.7%
Ajinomoto Co., Inc.	88,000	1,343,577
Asahi Group Holdings Ltd.	52,800	1,205,064
Coca-Cola West Co., Ltd.	8,300	127,240
Japan Tobacco, Inc.	121,400	3,356,981
Kikkoman Corp.	22,000	292,111
Kirin Holdings Co., Ltd.	117,000	1,468,716
Meiji Holdings Co., Ltd.	8,400	384,334
Nippon Meat Packers, Inc.	23,000	285,433
Nisshin Seifun Group, Inc.	25,500	318,658
Nissin Food Holdings Co., Ltd.	8,000	302,510
Toyo Suisan Kaisha Ltd.	12,000	299,036
Yakult Honsha Co., Ltd.	13,200	614,947
Yamazaki Baking Co., Ltd.	14,000	168,264

		10,166,871

Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	5,300	239,602
Medipal Holdings Corp.	20,000	254,709
Miraca Holdings, Inc.	7,600	320,955
Olympus Corp. *	29,000	506,697
Suzuken Co., Ltd.	9,000	284,100
Sysmex Corp.	9,800	460,803
Terumo Corp.	20,500	882,951

		2,949,817

Household & Personal Products 0.2%
Kao Corp.	70,619	1,983,798
Shiseido Co., Ltd.	49,000	620,109
Unicharm Corp.	15,500	838,627

		3,442,534

Insurance 0.5%
MS&AD Insurance Group Holdings, Inc.	68,162	1,155,945
NKSJ Holdings, Inc.	50,500	920,591
Sony Financial Holdings, Inc.	23,700	422,634
T&D Holdings, Inc.	79,000	863,252
The Dai-ichi Life Insurance Co., Ltd.	1,144	1,319,005
Tokio Marine Holdings, Inc.	97,499	2,580,811

		7,262,238

Materials 1.3%
Nippon Steel & Sumitomo Metal Corp.	956,410	2,111,105
Air Water, Inc.	20,000	250,604
Asahi Kasei Corp.	172,000	946,216
Daicel Corp.	40,000	240,155
Daido Steel Co., Ltd.	39,000	169,132
Denki Kagaku Kogyo K.K.	54,000	166,737
Hitachi Chemical Co., Ltd.	14,200	200,269
Hitachi Metals Ltd.	22,000	206,112
JFE Holdings, Inc.	62,900	887,766
JSR Corp.	24,400	418,545
Kaneka Corp.	38,000	185,375
Kansai Paint Co., Ltd.	30,000	323,167
Kobe Steel Ltd.	334,000	293,204
Kuraray Co., Ltd.	47,000	546,263
Maruichi Steel Tube Ltd.	6,400	133,092
Mitsubishi Chemical Holdings Corp.	182,500	722,804
Mitsubishi Gas Chemical Co., Inc.	53,000	261,862
Mitsubishi Materials Corp.	147,000	427,402
Mitsui Chemicals, Inc.	93,000	192,253
Nippon Paper Group, Inc.	13,500	154,392
Nisshin Steel Holdings Co., Ltd. *	2,000	13,253
Nitto Denko Corp.	22,500	1,022,130
Oji Holdings Corp.	104,000	304,969
Shin-Etsu Chemical Co., Ltd.	55,160	3,114,506
Showa Denko K.K.	191,000	292,165
Sumitomo Chemical Co., Ltd.	189,000	531,142
Sumitomo Metal Mining Co., Ltd.	71,000	935,057
Taiheiyo Cement Corp.	135,000	287,801
Taiyo Nippon Sanso Corp.	36,000	197,588
Teijin Ltd.	106,000	243,092
Toray Industries, Inc.	200,000	1,167,433
Tosoh Corp.	46,000	90,051
Toyo Seikan Kaisha Ltd.	20,700	220,068
Ube Industries Ltd.	119,000	271,792
Yamato Kogyo Co., Ltd.	5,700	160,109

		17,687,611

Media 0.1%
Dentsu, Inc.	24,700	583,456
Hakuhodo DY Holdings, Inc.	3,180	190,573
Jupiter Telecommunications Co., Ltd.	281	381,918
Toho Co., Ltd.	15,500	270,337

		1,426,284

Pharmaceuticals, Biotechnology & Life Sciences 1.2%
Astellas Pharma, Inc.	59,570	2,962,867
Chugai Pharmaceutical Co., Ltd.	30,500	617,970
Daiichi Sankyo Co., Ltd.	90,600	1,386,727
Dainippon Sumitomo Pharma Co., Ltd.	21,800	250,739
Eisai Co., Ltd.	33,700	1,499,369
Hisamitsu Pharmaceutical Co., Inc.	8,400	434,328
Kyowa Hakko Kirin Co., Ltd.	34,000	361,904
Mitsubishi Tanabe Pharma Corp.	31,000	446,854
Ono Pharmaceutical Co., Ltd.	11,300	682,284
Otsuka Holdings Co., Ltd.	48,800	1,504,385
Santen Pharmaceutical Co., Ltd.	10,100	442,436
Shionogi & Co., Ltd.	41,000	680,678
Taisho Pharmaceutical Holdings Co., Ltd.	5,000	403,804
Takeda Pharmaceutical Co., Ltd.	105,900	4,922,319
Tsumura & Co.	8,200	262,224

		16,858,888

Real Estate 0.9%
Aeon Mall Co., Ltd.	9,900	256,785
Daito Trust Construction Co., Ltd.	9,900	999,274
Daiwa House Industry Co., Ltd.	69,000	1,046,401
Hulic Co., Ltd. *	32,600	259,422
Japan Prime Realty Investment Corp.	93	280,284

See financial notes 69

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Japan Real Estate Investment Corp.	73	730,972
Japan Retail Fund Investment Corp.	256	466,710
Mitsubishi Estate Co., Ltd.	169,502	3,354,538
Mitsui Fudosan Co., Ltd.	113,777	2,299,974
Nippon Building Fund, Inc.	82	880,944
Nomura Real Estate Holdings, Inc.	13,000	233,347
Nomura Real Estate Office Fund, Inc.	37	232,770
NTT Urban Development Corp.	155	127,718
Sumitomo Realty & Development Co., Ltd.	49,000	1,353,973
Tokyu Land Corp.	58,000	325,608

		12,848,720

Retailing 0.4%
ABC-Mart, Inc.	3,600	157,884
Fast Retailing Co., Ltd.	7,200	1,603,223
Isetan Mitsukoshi Holdings Ltd.	46,800	458,105
J. Front Retailing Co., Ltd.	60,000	312,012
Marui Group Co., Ltd.	30,000	215,802
Nitori Holdings Co., Ltd.	4,600	375,651
Rakuten, Inc.	96,700	869,257
Sanrio Co., Ltd.	6,100	200,841
Shimamura Co., Ltd.	3,000	312,700
Takashimaya Co., Ltd.	36,000	236,783
USS Co., Ltd.	2,990	314,375
Yamada Denki Co., Ltd.	11,850	514,072

		5,570,705

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	20,400	258,021
Rohm Co., Ltd.	13,200	426,311
Sumco Corp. *	15,800	108,365
Tokyo Electron Ltd.	23,400	1,053,710

		1,846,407

Software & Services 0.4%
Dena Co., Ltd.	14,100	440,073
Gree, Inc. (a)	13,000	226,612
Itochu Techno-Solutions Corp.	3,200	165,555
Konami Corp.	12,700	291,550
Nexon Co., Ltd. *	15,000	182,934
Nintendo Co., Ltd.	14,339	1,851,159
Nomura Research Institute Ltd.	13,800	293,341
NTT Data Corp.	172	560,597
Oracle Corp., Japan	5,200	231,251
Otsuka Corp.	2,200	179,369
Square Enix Holdings Co., Ltd.	8,700	122,637
Trend Micro, Inc.	14,500	406,466
Yahoo Japan Corp.	1,894	651,815

		5,603,359

Technology Hardware & Equipment 1.7%
Brother Industries Ltd.	32,200	303,680
Canon, Inc.	152,195	4,946,285
Citizen Holdings Co., Ltd.	36,000	182,709
FUJIFILM Holdings Corp.	63,211	1,067,025
Fujitsu Ltd.	247,000	950,296
Hamamatsu Photonics K.K.	9,100	315,500
Hirose Electric Co., Ltd.	3,900	417,436
Hitachi High-Technologies Corp.	8,400	184,093
Hitachi Ltd.	621,079	3,293,690
Hoya Corp.	59,407	1,203,141
Ibiden Co., Ltd.	16,500	208,076
Keyence Corp.	6,100	1,619,481
Konica Minolta Holdings, Inc.	65,500	435,763
Kyocera Corp.	20,400	1,794,355
Murata Manufacturing Co., Ltd.	27,474	1,336,491
NEC Corp. *	297,000	569,661
Nippon Electric Glass Co., Ltd.	54,000	274,842
Omron Corp.	27,700	552,235
Ricoh Co., Ltd.	89,000	744,831
Seiko Epson Corp.	17,700	98,432
Shimadzu Corp.	32,000	215,495
TDK Corp.	16,800	631,746
Toshiba Corp.	538,178	1,999,702
Yaskawa Electric Corp.	29,000	207,842
Yokogawa Electric Corp.	29,300	333,528

		23,886,335

Telecommunication Services 0.9%
KDDI Corp.	36,200	2,812,026
Nippon Telegraph & Telephone Corp.	58,278	2,664,942
NTT DoCoMo, Inc.	2,057	2,980,647
Softbank Corp.	118,700	3,748,816

		12,206,431

Transportation 1.0%
All Nippon Airways Co., Ltd.	152,000	321,925
Central Japan Railway Co.	19,300	1,660,842
East Japan Railway Co.	45,860	3,147,681
Hankyu Hanshin Holdings, Inc.	154,000	852,526
Japan Airlines Co., Ltd. *	8,000	380,809
Kamigumi Co., Ltd.	34,000	274,211
Kawasaki Kisen Kaisha Ltd. (a)*	78,000	98,870
Keikyu Corp.	64,000	602,759
Keio Corp.	79,000	599,554
Keisei Electric Railway Co., Ltd.	38,000	348,374
Kintetsu Corp. (a)	215,000	842,578
Mitsubishi Logistics Corp.	16,000	206,346
Mitsui O.S.K. Lines, Ltd.	128,000	306,807
Nippon Express Co., Ltd.	106,000	387,905
Nippon Yusen K.K.	190,000	362,166
Odakyu Electric Railway Co., Ltd.	85,000	901,916
Tobu Railway Co., Ltd.	139,000	738,636
Tokyu Corp.	147,000	747,743
West Japan Railway Co.	23,100	1,008,493
Yamato Holdings Co., Ltd.	51,000	776,917

		14,567,058

Utilities 0.5%
Chubu Electric Power Co., Inc.	86,700	893,376
Electric Power Development Co., Ltd.	15,900	407,260
Hokkaido Electric Power Co., Inc.	25,000	205,886
Hokuriku Electric Power Co.	23,000	228,426
Kyushu Electric Power Co., Inc.	56,300	426,909
Osaka Gas Co., Ltd.	244,000	1,005,652

70 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Shikoku Electric Power Co., Inc.	22,900	244,832
The Chugoku Electric Power Co., Inc.	40,500	435,655
The Kansai Electric Power Co., Inc.	102,500	788,373
Toho Gas Co., Ltd.	56,000	339,410
Tohoku Electric Power Co., Inc. *	61,500	453,015
Tokyo Electric Power Co., Inc. *	159,090	259,708
Tokyo Gas Co., Ltd.	331,201	1,755,009

		7,443,511

		271,454,089

Netherlands 2.5%

Capital Goods 0.3%
Koninklijke Boskalis Westminster N.V.	9,644	367,828
Koninklijke Philips Electronics N.V.	139,303	3,488,990

		3,856,818

Commercial & Professional Supplies 0.0%
Randstad Holding N.V.	16,328	533,850

Diversified Financials 0.3%
ING Groep N.V. CVA *	511,460	4,551,036

Energy 0.1%
Fugro N.V. CVA	9,440	638,838
SBM Offshore N.V. *	23,355	305,737

		944,575

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	140,747	1,792,349

Food, Beverage & Tobacco 0.8%
DE Master Blenders 1753 N.V. *	80,000	981,216
Heineken Holding N.V.	13,324	676,962
Heineken N.V.	31,007	1,913,527
Unilever N.V. CVA	218,301	8,023,569

		11,595,274

Insurance 0.1%
Aegon N.V.	226,393	1,266,137
Delta Lloyd N.V.	18,600	309,327

		1,575,464

Materials 0.2%
Akzo Nobel N.V.	31,611	1,720,525
Koninklijke DSM N.V.	20,202	1,038,865

		2,759,390

Media 0.2%
Reed Elsevier N.V.	92,572	1,242,641
Wolters Kluwer N.V.	40,265	779,013

		2,021,654

Real Estate 0.0%
Corio N.V.	8,303	369,881

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding N.V.	56,436	3,102,413

Telecommunication Services 0.1%
Koninklijke (Royal) KPN N.V.	136,326	859,351

Transportation 0.1%
Koninklijke Vopak N.V.	9,594	667,936
TNT Express N.V.	44,319	467,003

		1,134,939

		35,096,994

New Zealand 0.1%

Consumer Services 0.0%
SKYCITY Entertainment Group Ltd.	78,727	251,098

Materials 0.1%
Fletcher Building Ltd.	93,568	541,191

Telecommunication Services 0.0%
Telecom Corp. of New Zealand Ltd.	247,415	489,108

Transportation 0.0%
Auckland International Airport Ltd.	126,326	278,657

Utilities 0.0%
Contact Energy Ltd. *	47,421	215,938

		1,775,992

Norway 0.9%

Banks 0.1%
DnB A.S.A.	129,736	1,621,908

Capital Goods 0.1%
Orkla A.S.A.	105,200	833,355

Energy 0.5%
Aker Solutions A.S.A.	22,400	441,423
Seadrill Ltd.	47,400	1,920,660
Statoil A.S.A.	149,011	3,669,983
Subsea 7 S.A.	38,400	841,807

		6,873,873

Insurance 0.0%
Gjensidige Forsikring A.S.A.	27,290	398,492

Materials 0.1%
Norsk Hydro A.S.A.	123,800	557,351
Yara International A.S.A.	24,800	1,168,796

		1,726,147

Telecommunication Services 0.1%
Telenor A.S.A.	97,038	1,908,555

		13,362,330

Portugal 0.2%

Banks 0.0%
Banco Espirito Santo, S.A. - Reg’d *	217,043	211,236

Energy 0.0%
Galp Energia, SGPS, S.A.	31,135	498,405

Food & Staples Retailing 0.1%
Jeronimo Martins, SGPS, S.A.	30,054	526,127

Telecommunication Services 0.0%
Portugal Telecom, SGPS, S.A. - Reg’d	86,110	433,164

See financial notes 71

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.1%
EDP - Energias de Portugal S.A.	246,035	668,754

		2,337,686

Singapore 1.8%

Banks 0.6%
DBS Group Holdings Ltd.	246,246	2,796,475
Oversea-Chinese Banking Corp., Ltd.	355,552	2,642,591
United Overseas Bank Ltd.	172,233	2,568,471

		8,007,537

Capital Goods 0.3%
Cosco Corp., (Singapore) Ltd.	94,000	67,478
Fraser & Neave Ltd.	125,000	936,515
Keppel Corp., Ltd.	194,800	1,694,851
Noble Group Ltd.	488,000	521,050
SembCorp Industries Ltd.	134,000	594,699
SembCorp Marine Ltd.	106,000	407,167
Singapore Technologies Engineering Ltd.	196,000	564,103
Yangzijiang Shipbuilding Holdings Ltd.	221,000	162,979

		4,948,842

Consumer Services 0.1%
Genting Singapore plc	805,000	874,456

Diversified Financials 0.0%
Singapore Exchange Ltd.	117,000	643,053

Food & Staples Retailing 0.0%
Olam International Ltd.	200,000	321,281

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	826,000	421,867
Wilmar International Ltd.	249,000	628,537

		1,050,404

Media 0.1%
Singapore Press Holdings Ltd.	220,000	727,425

Real Estate 0.3%
Ascendas REIT	242,000	466,926
Capitaland Ltd.	350,000	932,101
CapitaMall Trust	296,000	509,297
CapitaMalls Asia Ltd.	161,000	242,951
City Developments Ltd.	68,000	634,916
Global Logistic Properties Ltd.	260,000	545,504
Keppel Land Ltd.	102,000	282,540
UOL Group Ltd.	63,000	291,502

		3,905,737

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	15,000	603,521

Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,086,237	2,861,163
StarHub Ltd.	82,000	246,706

		3,107,869

Transportation 0.1%
ComfortDelGro Corp., Ltd.	257,000	355,395
Hutchison Port Holdings Trust, Class U	653,000	506,998
Neptune Orient Lines Ltd. *	138,000	130,611
Singapore Airlines Ltd.	74,000	641,327

		1,634,331

		25,824,456

Spain 2.9%

Banks 1.3%
Banco Bilbao Vizcaya Argentaria S.A.	721,256	6,026,775
Banco de Sabadell S.A. *	376,183	917,301
Banco Popular Espanol S.A. *	178,340	278,885
Banco Santander S.A.	1,319,541	9,935,095
Bankia S.A. *	111,485	168,274
CaixaBank	109,562	416,098

		17,742,428

Capital Goods 0.1%
ACS, Actividades de Construccion y Servicios S.A.	19,321	412,902
Ferrovial S.A.	56,073	793,449
Zardoya Otis S.A.	20,026	247,700

		1,454,051

Energy 0.2%
Repsol S.A.	108,282	2,170,054

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	78,792	477,334

Insurance 0.0%
Mapfre S.A.	103,173	286,205

Materials 0.0%
Acerinox S.A.	13,607	142,033

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A. *	19,336	671,554

Retailing 0.3%
Inditex S.A.	29,593	3,778,792

Software & Services 0.1%
Amadeus IT Holding S.A., A Shares	42,751	1,059,042

Telecommunication Services 0.5%
Telefonica S.A.	540,302	7,131,329

Transportation 0.1%
Abertis Infraestructuras S.A.	49,724	751,022
International Consolidated Airlines Group S.A. *	107,020	281,718

		1,032,740

Utilities 0.3%
Acciona S.A.	2,696	165,713
Enagas S.A.	24,432	486,016
Gas Natural SDG S.A.	47,360	735,817
Iberdrola S.A.	521,737	2,702,054
Red Electrica Corp. S.A.	13,938	653,967

		4,743,567

		40,689,129

72 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Sweden 3.1%

Banks 0.6%
Nordea Bank AB	353,602	3,214,118
Skandinaviska Enskilda Banken AB, A Shares	189,848	1,575,318
Svenska Handelsbanken AB, A Shares	66,443	2,280,136
Swedbank AB, A Shares	110,454	2,051,626

		9,121,198

Capital Goods 0.9%
Alfa Laval AB	46,070	801,486
Assa Abloy AB, B Shares	44,629	1,486,846
Atlas Copco AB, A Shares	90,253	2,219,431
Atlas Copco AB, B Shares	53,246	1,167,589
Sandvik AB	132,895	1,846,642
Scania AB, B Shares	43,664	833,138
Skanska AB, B Shares	51,406	805,278
SKF AB, B Shares	53,410	1,205,344
Volvo AB, B Shares	185,869	2,508,157

		12,873,911

Commercial & Professional Supplies 0.0%
Securitas AB, B Shares	37,396	272,344

Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares	32,815	841,233
Husqvarna AB, B Shares	51,798	300,876

		1,142,109

Diversified Financials 0.2%
Industrivarden AB, C Shares	16,064	226,888
Investment AB Kinnevik, B Shares	28,060	536,966
Investor AB, B Shares	60,198	1,328,824
Ratos AB, B Shares	26,143	224,465

		2,317,143

Energy 0.1%
Lundin Petroleum AB *	30,365	728,577

Food, Beverage & Tobacco 0.1%
Swedish Match AB	28,075	957,211

Health Care Equipment & Services 0.1%
Elekta AB, B Shares	49,332	702,254
Getinge AB, B Shares	25,925	797,768

		1,500,022

Household & Personal Products 0.1%
Svenska Cellulosa AB, B Shares	76,545	1,492,336

Materials 0.1%
Boliden AB	37,321	654,001
Holmen AB, B Shares	7,206	212,357
SSAB AB, A Shares	15,998	114,606

		980,964

Media 0.0%
Modern Times Group AB, B Shares	5,633	171,832

Retailing 0.3%
Hennes & Mauritz AB, B Shares	127,597	4,326,365

Technology Hardware & Equipment 0.3%
Hexagon AB, B Shares	32,231	744,577
Telefonaktiebolaget LM Ericsson, B Shares	404,020	3,579,242

		4,323,819

Telecommunication Services 0.2%
Millicom International Cellular S.A. SDR	8,446	729,180
Tele2 AB, B Shares	43,259	722,115
TeliaSonera AB	288,336	1,895,587

		3,346,882

		43,554,713

Switzerland 8.6%

Banks 0.0%
Banque Cantonale Vaudoise - Reg’d	405	214,611

Capital Goods 0.6%
ABB Ltd. - Reg’d *	295,890	5,343,748
Geberit AG - Reg’d *	5,125	1,058,543
Schindler Holding AG	6,633	875,400
Schindler Holding AG - Reg’d	2,938	380,145
Sulzer AG - Reg’d	3,272	474,463

		8,132,299

Commercial & Professional Supplies 0.2%
Adecco S.A. - Reg’d *	17,178	833,003
SGS S.A. - Reg’d	725	1,536,942

		2,369,945

Consumer Durables & Apparel 0.5%
Compagnie Financiere Richemont S.A., Series A	69,992	4,542,340
The Swatch Group AG - Bearer Shares	4,083	1,690,064
The Swatch Group AG - Reg’d	5,924	430,885

		6,663,289

Diversified Financials 0.9%
Credit Suisse Group AG - Reg’d *	163,796	3,809,133
GAM Holding AG *	22,144	309,692
Julius Baer Group Ltd. *	26,981	936,290
Pargesa Holding S.A.	3,688	248,327
Partners Group Holding AG	1,822	385,695
UBS AG - Reg’d *	488,512	7,329,433

		13,018,570

Energy 0.1%
Transocean Ltd. *	47,198	2,159,022

Food, Beverage & Tobacco 2.1%
Aryzta AG *	11,530	576,010
Barry Callebaut AG - Reg’d	247	235,902
Lindt & Spruengli AG *	122	385,531
Lindt & Spruengli AG - Reg’d *	14	509,622
Nestle S.A. - Reg’d	442,233	28,076,565

		29,783,630

Health Care Equipment & Services 0.1%
Sonova Holding AG - Reg’d *	6,704	675,069

See financial notes 73

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Straumann Holding AG - Reg’d	1,070	131,849

		806,918

Insurance 0.6%
Baloise Holding AG - Reg’d	6,481	540,943
Swiss Life Holding AG - Reg’d *	4,159	525,228
Swiss Re AG *	46,982	3,251,030
Zurich Insurance Group AG *	19,851	4,893,662

		9,210,863

Materials 0.6%
Givaudan S.A. - Reg’d *	1,091	1,091,314
Holcim Ltd. - Reg’d *	30,813	2,102,870
Sika AG	295	614,727
Syngenta AG - Reg’d	12,684	4,945,358

		8,754,269

Pharmaceuticals, Biotechnology & Life Sciences 2.7%
Actelion Ltd. - Reg’d *	15,099	728,790
Lonza Group AG - Reg’d *	6,860	347,927
Novartis AG - Reg’d	308,258	18,588,125
Roche Holding AG	94,150	18,135,653

		37,800,495

Real Estate 0.0%
Swiss Prime Site AG - Reg’d *	6,585	549,752

Telecommunication Services 0.1%
Swisscom AG - Reg’d	3,130	1,302,898

Transportation 0.1%
Kuehne & Nagel International AG - Reg’d	7,011	820,169

		121,586,730

United Kingdom 22.7%

Automobiles & Components 0.0%
GKN plc	197,268	663,491

Banks 3.0%
Barclays plc	1,551,180	5,735,845
HSBC Holdings plc	2,431,036	23,968,271
Lloyds Banking Group plc *	5,655,983	3,724,474
Royal Bank of Scotland Group plc *	267,738	1,195,474
Standard Chartered plc	320,089	7,578,602

		42,202,666

Capital Goods 0.9%
BAE Systems plc	428,766	2,164,088
Balfour Beatty plc	86,537	441,112
Bunzl plc	45,083	746,772
Cobham plc	138,372	481,062
IMI plc	43,209	667,139
Invensys plc	108,107	398,616
Meggitt plc	106,056	661,477
Melrose plc	160,000	623,252
Rolls-Royce Holdings plc *	251,366	3,473,723
Smiths Group plc	53,553	915,046
The Weir Group plc	28,836	812,641
Wolseley plc	38,877	1,704,264

		13,089,192

Commercial & Professional Supplies 0.5%
Aggreko plc	36,295	1,262,338
Babcock International Group plc	48,999	774,547
Capita plc	86,930	1,015,705
Experian plc	134,735	2,331,045
G4S plc	188,592	793,704
Intertek Group plc	21,852	996,062
Serco Group plc	67,334	616,352

		7,789,753

Consumer Durables & Apparel 0.1%
Burberry Group plc	59,816	1,128,607

Consumer Services 0.4%
Carnival plc	24,999	995,771
Compass Group plc	254,019	2,791,164
InterContinental Hotels Group plc	36,970	914,703
TUI Travel plc	52,053	211,194
Whitbread plc	24,188	919,218

		5,832,050

Diversified Financials 0.2%
3i Group plc	116,082	404,652
Aberdeen Asset Management plc	115,543	606,008
ICAP plc	69,275	364,457
Investec plc	73,220	431,785
London Stock Exchange Group plc	23,715	374,190
Man Group plc *	243,973	310,032
Schroders plc	15,420	380,490

		2,871,614

Energy 4.3%
AMEC plc	43,001	737,800
BG Group plc	456,581	8,477,284
BP plc	2,549,771	18,209,432
Petrofac Ltd.	35,391	918,823
Royal Dutch Shell plc, A Shares	495,336	16,996,320
Royal Dutch Shell plc, B Shares	354,342	12,533,927
Tullow Oil plc	122,708	2,787,773

		60,661,359

Food & Staples Retailing 0.5%
J. Sainsbury plc	158,790	910,440
Tesco plc	1,079,635	5,586,494
WM Morrison Supermarkets plc	311,234	1,347,565

		7,844,499

Food, Beverage & Tobacco 2.9%
Associated British Foods plc	48,027	1,074,773
British American Tobacco plc	262,096	12,999,847
Diageo plc	336,445	9,618,457
Imperial Tobacco Group plc	134,418	5,083,607
SABMiller plc	128,044	5,495,395
Tate & Lyle plc	63,775	747,504
Unilever plc	173,067	6,455,942

		41,475,525

74 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 0.1%
Smith & Nephew plc	121,818	1,288,244

Household & Personal Products 0.4%
Reckitt Benckiser Group plc	87,192	5,282,454

Insurance 1.0%
Admiral Group plc	27,667	495,780
Aviva plc	390,663	2,092,154
Legal & General Group plc	756,396	1,639,656
Old Mutual plc	645,319	1,796,217
Prudential plc	343,271	4,714,342
Resolution Ltd.	182,867	644,722
RSA Insurance Group plc	475,924	863,871
Standard Life plc	313,588	1,480,705

		13,727,447

Materials 2.7%
Anglo American plc	186,285	5,740,225
Antofagasta plc	52,809	1,074,351
BHP Billiton plc	283,039	9,071,742
Croda International plc	18,209	648,317
Eurasian Natural Resources Corp.	35,143	186,296
Evraz plc	34,064	129,974
Fresnillo plc	24,967	775,106
Glencore International plc	510,242	2,831,458
Johnson Matthey plc	27,961	1,017,456
Kazakhmys plc	29,214	335,179
Lonmin plc (a)	22,122	183,567
Randgold Resources Ltd.	11,543	1,379,821
Rexam plc	119,663	864,037
Rio Tinto plc	179,629	8,973,620
Vedanta Resources plc	13,525	248,509
Xstrata plc	282,427	4,474,028

		37,933,686

Media 0.6%
British Sky Broadcasting Group plc	147,583	1,689,066
ITV plc	438,941	614,523
Pearson plc	109,037	2,192,399
Reed Elsevier plc	165,989	1,625,915
WPP plc	169,031	2,184,770

		8,306,673

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
AstraZeneca plc	169,309	7,851,663
GlaxoSmithKline plc	672,218	15,062,680
Shire plc	75,041	2,110,119

		25,024,462

Real Estate 0.3%
British Land Co., plc	115,224	984,206
Capital Shopping Centres Group plc	76,214	410,248
Hammerson plc	97,236	741,487
Land Securities Group plc	105,823	1,375,191
Segro plc	96,274	369,140

		3,880,272

Retailing 0.3%
Kingfisher plc	309,748	1,450,242
Marks & Spencer Group plc	216,320	1,376,789
Next plc	22,608	1,303,267

		4,130,298

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings plc	184,035	1,983,076

Software & Services 0.1%
The Sage Group plc	169,617	851,907

Telecommunication Services 1.5%
BT Group plc	1,035,669	3,559,165
Inmarsat plc	61,946	567,507
Vodafone Group plc	6,613,226	17,959,085

		22,085,757

Utilities 1.0%
Centrica plc	695,306	3,640,147
National Grid plc	477,725	5,448,237
Severn Trent plc	32,415	840,689
SSE plc	127,111	2,973,026
United Utilities Group plc	93,029	1,017,117

		13,919,216

		321,972,248

Total Common Stock
(Cost $1,162,030,883)		1,379,481,700

Preferred Stock 0.6% of net assets

Germany 0.6%

Automobiles & Components 0.4%
Bayerische Motoren Werke AG	7,122	394,545
Porsche Automobil Holding SE	20,132	1,341,879
Volkswagen AG	19,254	3,997,625

		5,734,049

Household & Personal Products 0.2%
Henkel AG & Co. KGaA	23,855	1,907,388

Media 0.0%
ProSiebenSat.1 Media AG	10,450	291,381

Utilities 0.0%
RWE AG	5,322	220,541

		8,153,359

United Kingdom 0.0%

Capital Goods 0.0%
Rolls-Royce Holdings plc, C Shares (b)*	19,103,816	30,829

Total Preferred Stock
(Cost $5,868,851)		8,184,188

See financial notes 75

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 1.5% of net assets

United States 1.5%
iShares MSCI EAFE Index Fund	400,000	21,428,000

Total Other Investment Company
(Cost $21,315,494)		21,428,000

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Brown Brothers Harriman
Japanese Yen
0.01%, 11/01/12	1,420,521	17,794
Hong Kong Dollar
0.01%, 11/01/12	62,510	8,066
Euro Currency
(0.02)%, 11/01/12	6,896	8,939
Societe Generale
US Dollar
0.03%, 11/01/12	276,695	276,695

Total Short-Term Investments
(Cost $311,494)		311,494

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.3% of net assets

Wells Fargo Advantage Government Money Market Fund	4,237,548	4,237,548

Total Collateral Invested for Securities on Loan
(Cost $4,237,548)		4,237,548

End of collateral invested for securities on loan.

At 10/31/12, the tax basis cost of the fund’s investments was $1,209,596,758 and the unrealized appreciation and depreciation were $364,596,385 and ($164,787,761), respectively, with a net unrealized appreciation of $199,808,624.

At 10/31/12, the values of certain foreign securities held by the fund aggregating $1,383,209,691 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

76 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.1%		Common Stock	1,667,032,894	1,940,572,294
0.7%		Other Investment Company	14,493,390	14,493,390
0.1%		Short-Term Investments	1,838,750	1,838,750

99.9%		Total Investments	1,683,365,034	1,956,904,434
0.9%		Collateral Invested for Securities on Loan	17,726,150	17,726,150
(0	.8)%	Other Assets and Liabilities, Net		(14,833,460)

100.0%		Net Assets		1,959,797,124

	Number	Value
Security	of Shares	($)

Common Stock 99.1% of net assets

Automobiles & Components 0.7%
BorgWarner, Inc. *	10,150	668,073
Delphi Automotive plc *	26,900	845,736
Ford Motor Co.	307,974	3,436,990
General Motors Co. *	88,000	2,244,000
Harley-Davidson, Inc.	42,460	1,985,430
Johnson Controls, Inc.	123,510	3,180,382
Lear Corp.	18,100	771,060
The Goodyear Tire & Rubber Co. *	65,690	749,523
TRW Automotive Holdings Corp. *	19,150	890,666

		14,771,860

Banks 2.5%
BB&T Corp.	101,475	2,937,701
CIT Group, Inc. *	13,800	513,636
Comerica, Inc.	32,400	965,844
Fifth Third Bancorp	154,590	2,246,193
Hudson City Bancorp, Inc.	107,590	912,901
Huntington Bancshares, Inc.	128,927	823,844
KeyCorp	194,890	1,640,974
M&T Bank Corp.	13,386	1,393,483
New York Community Bancorp, Inc.	55,830	773,804
PNC Financial Services Group, Inc.	50,845	2,958,671
Popular, Inc. *	40,368	780,313
Regions Financial Corp.	364,525	2,376,703
SunTrust Banks, Inc.	129,660	3,526,752
Synovus Financial Corp.	308,210	755,114
U.S. Bancorp	222,900	7,402,509
Wells Fargo & Co.	529,425	17,836,328
Zions Bancorp	40,035	859,551

		48,704,321

Capital Goods 8.0%
3M Co.	90,775	7,951,890
AECOM Technology Corp. *	24,200	519,574
AGCO Corp. *	17,540	798,245
Alliant Techsystems, Inc.	9,120	522,485
Caterpillar, Inc.	67,745	5,745,453
Cooper Industries plc	21,270	1,593,974
Cummins, Inc.	18,084	1,692,301
Danaher Corp.	35,300	1,826,069
Deere & Co.	45,586	3,894,868
Dover Corp.	27,075	1,576,307
Eaton Corp.	45,420	2,144,732
EMCOR Group, Inc.	18,440	593,030
Emerson Electric Co.	114,350	5,537,970
Exelis, Inc.	51,255	566,880
Fastenal Co.	15,140	676,758
Flowserve Corp.	5,725	775,680
Fluor Corp.	38,940	2,174,799
General Dynamics Corp.	65,725	4,474,558
General Electric Co.	1,654,725	34,848,508
Harsco Corp.	30,435	608,396
Honeywell International, Inc.	95,440	5,844,746
Hubbell, Inc., Class B	7,430	622,040
Huntington Ingalls Industries, Inc. *	14,315	606,670
Illinois Tool Works, Inc.	57,470	3,524,635
Ingersoll-Rand plc	61,142	2,875,508
ITT Corp.	66,127	1,375,442
Jacobs Engineering Group, Inc. *	31,140	1,201,693
Joy Global, Inc.	11,600	724,420
KBR, Inc.	34,800	969,528
L-3 Communications Holdings, Inc.	36,135	2,666,763
Lennox International, Inc.	13,935	697,447
Lockheed Martin Corp.	61,835	5,792,084
Masco Corp.	162,750	2,455,897
Northrop Grumman Corp.	98,295	6,751,884
Oshkosh Corp. *	22,720	681,146
Owens Corning *	22,350	750,737
PACCAR, Inc.	56,042	2,428,860
Pall Corp.	8,740	550,270
Parker Hannifin Corp.	24,517	1,928,507
Pentair Ltd.	18,537	783,003
Precision Castparts Corp.	9,416	1,629,627
Quanta Services, Inc. *	25,200	653,436
Raytheon Co.	96,510	5,458,606
Rockwell Automation, Inc.	14,050	998,393
Rockwell Collins, Inc.	21,030	1,126,787
Roper Industries, Inc.	5,000	545,850
SPX Corp.	13,635	935,225
Stanley Black & Decker, Inc.	12,203	845,668
Terex Corp. *	38,725	873,249
Textron, Inc.	55,120	1,389,575
The Boeing Co.	79,240	5,581,666

See financial notes 1

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Timken Co.	12,565	496,192
Trinity Industries, Inc.	16,825	526,286
United Rentals, Inc. *	20,500	833,530
United Technologies Corp.	138,915	10,857,596
URS Corp.	25,493	853,506
W.W. Grainger, Inc.	6,835	1,376,637
WESCO International, Inc. *	10,900	707,192
Xylem, Inc.	11,455	277,898

		157,720,676

Commercial & Professional Supplies 0.9%
Avery Dennison Corp.	28,150	911,497
Cintas Corp.	24,550	1,026,435
Equifax, Inc.	14,230	712,069
Iron Mountain, Inc.	16,055	555,503
Manpower, Inc.	48,690	1,847,299
Pitney Bowes, Inc. (b)	69,205	993,784
R.R. Donnelley & Sons Co. (b)	130,940	1,312,019
Republic Services, Inc.	34,824	987,260
Robert Half International, Inc.	37,810	1,016,711
The Brink’s Co.	19,020	500,416
The Dun & Bradstreet Corp.	9,000	729,360
Tyco International Ltd.	99,465	2,672,625
United Stationers, Inc.	20,650	599,263
Waste Management, Inc.	113,055	3,701,421

		17,565,662

Consumer Durables & Apparel 1.1%
Coach, Inc.	23,475	1,315,774
D.R. Horton, Inc.	68,790	1,441,838
Garmin Ltd. (b)	14,970	568,710
Harman International Industries, Inc.	13,320	558,508
Hasbro, Inc. (b)	24,865	894,891
Jarden Corp.	12,477	621,355
Leggett & Platt, Inc.	44,320	1,175,810
Mattel, Inc.	48,335	1,777,761
Mohawk Industries, Inc. *	12,835	1,071,337
Newell Rubbermaid, Inc.	53,850	1,111,464
NIKE, Inc., Class B	37,728	3,447,585
NVR, Inc. *	1,503	1,358,321
Ralph Lauren Corp.	5,520	848,369
The Jones Group, Inc.	63,875	754,364
VF Corp.	9,445	1,477,954
Whirlpool Corp.	27,055	2,642,732

		21,066,773

Consumer Services 1.4%
Apollo Group, Inc., Class A *	27,050	543,164
Brinker International, Inc.	25,755	793,254
Carnival Corp.	42,845	1,622,969
Darden Restaurants, Inc.	22,445	1,181,056
H&R Block, Inc.	48,765	863,141
International Game Technology	48,955	628,582
Marriott International, Inc., Class A	39,989	1,458,799
McDonald’s Corp.	111,480	9,676,464
MGM Resorts International *	64,115	661,026
Royal Caribbean Cruises Ltd.	29,205	983,332
Service Corp. International	45,600	640,224
Starbucks Corp.	41,290	1,895,211
Starwood Hotels & Resorts Worldwide, Inc.	29,070	1,507,279
Wyndham Worldwide Corp.	19,640	989,856
Wynn Resorts Ltd.	5,000	605,300
Yum! Brands, Inc.	38,230	2,680,305

		26,729,962

Diversified Financials 7.1%
American Express Co.	120,425	6,740,187
Ameriprise Financial, Inc.	21,000	1,225,770
Bank of America Corp.	4,033,960	37,596,507
BlackRock, Inc.	4,500	853,560
Capital One Financial Corp.	73,820	4,441,750
Citigroup, Inc.	676,633	25,299,308
CME Group, Inc.	21,100	1,180,123
Discover Financial Services	48,522	1,989,402
Federated Investors, Inc., Class B (b)	22,630	525,921
Franklin Resources, Inc.	18,740	2,394,972
Invesco Ltd.	44,000	1,070,080
Janus Capital Group, Inc.	72,000	612,000
JPMorgan Chase & Co.	623,742	25,997,567
Legg Mason, Inc.	38,920	991,682
Moody’s Corp.	26,570	1,279,611
Morgan Stanley	237,735	4,131,834
Northern Trust Corp.	20,860	996,691
NYSE Euronext	40,520	1,003,275
PHH Corp. *	38,590	803,058
SLM Corp.	62,635	1,101,123
State Street Corp.	43,136	1,922,572
T. Rowe Price Group, Inc.	20,945	1,360,168
TD Ameritrade Holding Corp.	30,170	473,367
The Bank of New York Mellon Corp.	116,852	2,887,413
The Charles Schwab Corp. (a)	145,215	1,972,020
The Goldman Sachs Group, Inc.	77,411	9,474,332

		138,324,293

Energy 15.3%
Anadarko Petroleum Corp.	48,115	3,310,793
Apache Corp.	39,120	3,237,180
Arch Coal, Inc.	60,100	478,396
Baker Hughes, Inc.	67,449	2,830,835
Cameron International Corp. *	19,480	986,467
Chesapeake Energy Corp.	130,720	2,648,387
Chevron Corp.	459,305	50,620,004
Cimarex Energy Co.	8,045	460,013
ConocoPhillips	546,510	31,615,603
CONSOL Energy, Inc.	21,335	750,139
Devon Energy Corp.	63,440	3,692,842
Diamond Offshore Drilling, Inc.	14,320	991,517
Energen Corp.	10,310	480,962
EOG Resources, Inc.	16,150	1,881,314
Exxon Mobil Corp.	1,204,984	109,858,391
FMC Technologies, Inc. *	14,180	579,962
Frontline Ltd. (b)*	120,900	383,253
Halliburton Co.	127,065	4,102,929
Helmerich & Payne, Inc.	9,395	449,081

2 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hess Corp.	88,650	4,632,849
HollyFrontier Corp.	13,802	533,171
Kinder Morgan, Inc.	26,700	926,757
Marathon Oil Corp.	348,390	10,472,603
Marathon Petroleum Corp.	53,395	2,932,987
McDermott International, Inc. *	47,810	512,045
Murphy Oil Corp.	62,375	3,742,500
Nabors Industries Ltd. *	86,700	1,169,583
National Oilwell Varco, Inc.	33,323	2,455,905
Newfield Exploration Co. *	18,400	499,008
Noble Energy, Inc.	12,835	1,219,453
Occidental Petroleum Corp.	97,170	7,672,543
Patterson-UTI Energy, Inc.	46,600	753,988
Peabody Energy Corp.	38,645	1,078,196
Phillips 66	184,555	8,703,614
Pioneer Natural Resources Co.	6,400	676,160
QEP Resources, Inc.	21,850	633,650
Rowan Cos. plc, Class A *	17,000	539,070
Schlumberger Ltd.	104,700	7,279,791
SEACOR Holdings, Inc. *	6,000	526,260
Southwestern Energy Co. *	16,640	577,408
Spectra Energy Corp.	68,860	1,987,988
Tesoro Corp.	78,360	2,954,956
The Williams Cos., Inc.	77,375	2,707,351
Tidewater, Inc.	10,720	509,307
Valero Energy Corp.	480,125	13,971,638
World Fuel Services Corp.	30,500	1,058,350
WPX Energy, Inc. *	34,358	582,025

		300,667,224

Food & Staples Retailing 4.2%
Casey’s General Stores, Inc.	11,312	583,134
Costco Wholesale Corp.	90,815	8,938,920
CVS Caremark Corp.	298,735	13,861,304
Safeway, Inc. (b)	242,340	3,952,565
SUPERVALU, Inc. (b)	537,720	1,672,309
Sysco Corp.	148,540	4,615,138
The Kroger Co.	241,220	6,083,568
Wal-Mart Stores, Inc.	432,325	32,433,022
Walgreen Co.	266,370	9,384,215
Whole Foods Market, Inc.	11,400	1,079,922

		82,604,097

Food, Beverage & Tobacco 4.9%
Altria Group, Inc.	383,480	12,194,664
Archer-Daniels-Midland Co.	204,505	5,488,914
Beam, Inc.	22,700	1,261,212
Brown-Forman Corp., Class B	11,250	720,675
Bunge Ltd.	55,775	3,961,698
Campbell Soup Co. (b)	32,930	1,161,441
Coca-Cola Enterprises, Inc.	81,395	2,559,059
ConAgra Foods, Inc.	99,605	2,773,003
Constellation Brands, Inc., Class A *	25,905	915,483
Dean Foods Co. *	111,990	1,885,912
Dr Pepper Snapple Group, Inc.	26,600	1,139,810
General Mills, Inc.	72,610	2,910,209
H.J. Heinz Co.	39,475	2,270,207
Hillshire Brands Co.	36,100	938,961
Hormel Foods Corp.	21,120	623,674
Ingredion, Inc.	10,500	645,330
Kellogg Co.	35,180	1,840,618
Lorillard, Inc.	17,018	1,974,258
McCormick & Co., Inc. - Non Voting Shares	11,940	735,743
Mead Johnson Nutrition Co.	6,900	425,454
Molson Coors Brewing Co., Class B	19,080	823,111
Mondelez International, Inc., Class A	229,292	6,085,410
PepsiCo, Inc.	185,808	12,865,346
Philip Morris International, Inc.	140,820	12,471,019
Ralcorp Holdings, Inc. *	6,100	440,359
Reynolds American, Inc.	41,150	1,713,486
Smithfield Foods, Inc. *	48,306	988,824
The Coca-Cola Co.	297,430	11,058,447
The Hershey Co.	13,150	905,377
The JM Smucker Co.	12,525	1,072,641
Tyson Foods, Inc., Class A	118,580	1,993,330

		96,843,675

Health Care Equipment & Services 5.0%
Aetna, Inc.	109,660	4,792,142
AMERIGROUP Corp. *	6,900	630,246
AmerisourceBergen Corp.	106,240	4,190,106
Baxter International, Inc.	65,960	4,131,075
Becton, Dickinson & Co.	31,855	2,410,786
Boston Scientific Corp. *	310,365	1,595,276
C.R. Bard, Inc.	11,200	1,077,328
Cardinal Health, Inc.	165,020	6,787,273
CareFusion Corp. *	28,110	746,602
Cigna Corp.	52,109	2,657,559
Community Health Systems, Inc. *	33,750	925,425
Coventry Health Care, Inc.	46,950	2,048,898
Covidien plc	44,770	2,460,111
DaVita, Inc. *	9,780	1,100,446
DENTSPLY International, Inc.	15,935	587,045
Express Scripts Holding Co. *	83,640	5,147,206
HCA Holdings, Inc.	16,800	477,288
Health Net, Inc. *	51,170	1,101,178
Henry Schein, Inc. *	11,230	828,549
Humana, Inc.	33,440	2,483,589
Kindred Healthcare, Inc. *	49,300	483,140
Laboratory Corp. of America Holdings *	10,330	875,261
LifePoint Hospitals, Inc. *	12,530	442,810
McKesson Corp.	81,200	7,576,772
Medtronic, Inc.	154,265	6,414,339
Omnicare, Inc.	28,810	994,809
Owens & Minor, Inc.	23,502	669,102
Patterson Cos., Inc.	17,875	597,025
Quest Diagnostics, Inc.	28,055	1,619,335
St. Jude Medical, Inc.	39,160	1,498,262
Stryker Corp.	31,845	1,675,047
Tenet Healthcare Corp. *	23,093	544,995
UnitedHealth Group, Inc.	239,275	13,399,400
Universal Health Services, Inc., Class B	19,050	788,479
Varian Medical Systems, Inc. *	9,920	662,259
WellCare Health Plans, Inc. *	8,000	380,800

See financial notes 3

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
WellPoint, Inc.	189,370	11,604,593
Zimmer Holdings, Inc.	33,540	2,153,603

		98,558,159

Household & Personal Products 2.3%
Avon Products, Inc.	98,125	1,519,956
Church & Dwight Co., Inc.	8,900	451,764
Colgate-Palmolive Co.	41,630	4,369,485
Energizer Holdings, Inc.	7,520	548,734
Herbalife Ltd.	9,100	467,285
Kimberly-Clark Corp.	49,320	4,115,754
The Clorox Co.	11,720	847,356
The Estee Lauder Cos., Inc., Class A	13,820	851,589
The Procter & Gamble Co.	456,695	31,621,562

		44,793,485

Insurance 4.3%
ACE Ltd.	33,800	2,658,370
Aflac, Inc.	58,340	2,904,165
American Financial Group, Inc.	14,640	568,032
American International Group, Inc. *	89,980	3,143,001
Aon plc	35,536	1,917,167
Arch Capital Group Ltd. *	21,875	965,781
Aspen Insurance Holdings Ltd.	18,025	583,109
Assurant, Inc.	30,755	1,162,847
Axis Capital Holdings Ltd.	24,350	881,957
Berkshire Hathaway, Inc., Class B *	153,411	13,247,040
Cincinnati Financial Corp.	30,080	1,198,387
Endurance Specialty Holdings Ltd.	12,330	499,982
Everest Re Group Ltd.	7,925	880,071
Fidelity National Financial, Inc., Class A	75,625	1,619,131
Genworth Financial, Inc., Class A *	232,100	1,383,316
Hartford Financial Services Group, Inc.	176,810	3,838,545
Kemper Corp.	17,750	550,250
Lincoln National Corp.	55,480	1,375,349
Loews Corp.	52,082	2,202,027
Marsh & McLennan Cos., Inc.	59,050	2,009,472
MetLife, Inc.	79,405	2,818,083
PartnerRe Ltd.	13,130	1,063,530
Platinum Underwriters Holdings Ltd.	10,900	483,960
Principal Financial Group, Inc.	40,385	1,112,203
Prudential Financial, Inc.	79,640	4,543,462
Reinsurance Group of America, Inc.	8,800	465,696
RenaissanceRe Holdings Ltd.	9,025	734,274
The Allstate Corp.	154,855	6,191,103
The Chubb Corp.	57,075	4,393,634
The Progressive Corp.	140,045	3,123,004
The Travelers Cos., Inc.	152,695	10,832,183
Torchmark Corp.	15,810	799,828
Unum Group	48,225	978,003
W. R. Berkley Corp.	22,960	892,914
White Mountains Insurance Group Ltd.	929	476,298
XL Group plc	49,085	1,214,363

		83,710,537

Materials 3.4%
Air Products & Chemicals, Inc.	28,775	2,230,926
Airgas, Inc.	7,300	649,481
Albemarle Corp.	8,400	462,924
Alcoa, Inc.	444,005	3,805,123
Allegheny Technologies, Inc.	22,011	579,990
AptarGroup, Inc.	9,100	466,648
Ashland, Inc.	19,535	1,389,915
Ball Corp.	25,580	1,095,591
Bemis Co., Inc.	21,055	695,868
Celanese Corp., Series A	15,200	577,448
CF Industries Holdings, Inc.	4,171	855,847
Cliffs Natural Resources, Inc.	12,000	435,240
Commercial Metals Co.	66,945	921,163
Domtar Corp.	10,491	836,657
E.I. du Pont de Nemours & Co.	93,345	4,155,719
Eastman Chemical Co.	24,820	1,470,337
Ecolab, Inc.	18,091	1,259,134
FMC Corp.	10,980	587,650
Freeport-McMoran Copper & Gold, Inc.	114,970	4,470,034
Huntsman Corp.	53,715	807,874
International Flavors & Fragrances, Inc.	10,335	667,848
International Paper Co.	92,395	3,310,513
LyondellBasell Industries N.V., Class A	13,800	736,782
Martin Marietta Materials, Inc.	7,210	593,455
MeadWestvaco Corp.	39,940	1,185,819
Monsanto Co.	36,495	3,141,125
Newmont Mining Corp.	37,010	2,018,895
Nucor Corp.	90,480	3,630,962
Owens-Illinois, Inc. *	41,845	815,559
Packaging Corp. of America	17,845	629,393
PPG Industries, Inc.	20,000	2,341,600
Praxair, Inc.	26,970	2,864,484
Reliance Steel & Aluminum Co.	20,620	1,120,491
RPM International, Inc.	22,065	588,253
Sealed Air Corp.	46,075	747,337
Sigma-Aldrich Corp.	11,030	773,644
Sonoco Products Co.	21,555	671,007
Southern Copper Corp.	22,022	839,038
Steel Dynamics, Inc.	62,450	789,992
The Dow Chemical Co.	222,500	6,519,250
The Mosaic Co.	23,210	1,214,811
The Sherwin-Williams Co.	12,045	1,717,376
The Valspar Corp.	11,150	624,735
United States Steel Corp. (b)	71,195	1,451,666
Vulcan Materials Co.	21,423	984,815

		67,732,419

Media 4.3%
Cablevision Systems Corp., Class A	57,665	1,004,524

4 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
CBS Corp., Class B - Non Voting Shares	99,590	3,226,716
Charter Communications, Inc., Class A *	4,700	363,827
Comcast Corp., Class A	289,840	10,871,899
DIRECTV *	115,540	5,905,249
Discovery Communications, Inc., Class A *	14,467	853,842
DISH Network Corp., Class A	27,170	968,067
Gannett Co., Inc.	110,530	1,867,957
Lamar Advertising Co., Class A *	17,020	668,035
Liberty Global, Inc., Class A *	53,110	3,188,193
News Corp., Class A	273,520	6,542,598
Omnicom Group, Inc.	48,604	2,328,618
The Interpublic Group of Cos., Inc.	42,405	428,291
The McGraw-Hill Cos., Inc.	53,380	2,950,846
The Walt Disney Co.	280,950	13,786,217
The Washington Post Co., Class B	1,620	540,286
Thomson Reuters Corp.	55,000	1,554,300
Time Warner Cable, Inc.	45,009	4,460,842
Time Warner, Inc.	400,988	17,422,929
Viacom Inc., Class B	77,700	3,983,679
Virgin Media, Inc.	53,710	1,758,465

		84,675,380

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
Abbott Laboratories	140,190	9,185,249
Agilent Technologies, Inc.	63,805	2,296,342
Allergan, Inc.	11,130	1,000,810
Amgen, Inc.	120,155	10,398,814
Biogen Idec, Inc. *	15,450	2,135,499
Bristol-Myers Squibb Co.	204,750	6,807,937
Celgene Corp. *	7,400	542,568
Eli Lilly & Co.	140,855	6,849,779
Forest Laboratories, Inc. *	44,055	1,485,094
Gilead Sciences, Inc. *	54,760	3,677,682
Hospira, Inc. *	19,050	584,644
Johnson & Johnson	374,095	26,493,408
Life Technologies Corp. *	12,819	626,977
Merck & Co., Inc.	290,757	13,267,242
Mettler-Toledo International, Inc. *	2,900	491,173
Mylan, Inc. *	24,075	610,060
Pfizer, Inc.	1,075,399	26,745,173
Thermo Fisher Scientific, Inc.	34,345	2,097,106
Warner Chilcott plc, Class A	25,600	296,448
Waters Corp. *	7,300	597,213
Watson Pharmaceuticals, Inc. *	7,565	650,212

		116,839,430

Real Estate 1.0%
American Tower Corp.	16,365	1,232,121
Annaly Capital Management, Inc.	79,885	1,289,344
Apartment Investment & Management Co., Class A	28,054	748,761
AvalonBay Communities, Inc.	3,899	528,548
Boston Properties, Inc.	9,190	976,897
Duke Realty Corp.	38,075	551,326
Equity Residential	19,445	1,116,337
HCP, Inc.	15,665	693,960
Hospitality Properties Trust	23,355	539,968
Host Hotels & Resorts, Inc.	72,078	1,042,248
Kimco Realty Corp.	28,960	565,299
Plum Creek Timber Co., Inc.	22,795	1,000,701
Public Storage	6,030	835,939
Rayonier, Inc.	11,702	573,515
Simon Property Group, Inc.	11,376	1,731,541
Ventas, Inc.	7,878	498,441
Vornado Realty Trust REIT	14,128	1,133,207
Weyerhaeuser Co.	149,157	4,130,157

		19,188,310

Retailing 4.7%
Aaron’s, Inc.	17,700	545,691
Abercrombie & Fitch Co., Class A	20,210	618,022
Advance Auto Parts, Inc.	10,145	719,686
Amazon.com, Inc. *	6,650	1,548,253
American Eagle Outfitters, Inc.	52,635	1,098,492
AutoZone, Inc. *	1,323	496,125
Bed Bath & Beyond, Inc. *	28,565	1,647,629
Best Buy Co., Inc.	196,800	2,993,328
Big Lots, Inc. *	24,465	712,665
CarMax, Inc. *	32,680	1,102,950
Core-Mark Holding Co., Inc.	13,600	651,032
Dillard’s, Inc., Class A	9,475	729,575
Dollar General Corp. *	12,200	593,164
Dollar Tree, Inc. *	22,634	902,418
Expedia, Inc.	15,365	908,840
Family Dollar Stores, Inc.	14,975	987,751
Foot Locker, Inc.	32,595	1,091,933
GameStop Corp., Class A (b)	49,190	1,123,008
Genuine Parts Co.	31,700	1,983,786
J.C. Penney Co., Inc.	73,100	1,755,131
Kohl’s Corp.	71,895	3,830,566
Liberty Interactive Corp., Class A *	111,120	2,222,400
Limited Brands, Inc.	28,120	1,346,667
Lowe’s Cos., Inc.	346,355	11,214,975
Macy’s, Inc.	82,120	3,126,308
Nordstrom, Inc.	25,855	1,467,788
O’Reilly Automotive, Inc. *	6,930	593,762
Office Depot, Inc. *	279,950	694,276
PetSmart, Inc.	15,940	1,058,257
RadioShack Corp. (b)	128,680	288,243
Rent-A-Center, Inc.	19,570	652,268
Ross Stores, Inc.	15,590	950,211
Sears Canada, Inc. (e)*	14,742	170,860
Sears Holdings Corp. (b)*	34,421	2,157,164
Signet Jewelers Ltd.	14,800	766,048
Staples, Inc.	245,950	2,832,114
Target Corp.	166,595	10,620,431
The Gap, Inc.	113,975	4,071,187
The Home Depot, Inc.	255,696	15,694,620
The TJX Cos., Inc.	86,160	3,586,841
Tiffany & Co.	14,035	887,293
Tractor Supply Co.	5,500	529,320
Williams-Sonoma, Inc.	17,845	824,974

		91,796,052

See financial notes 5

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	19,950	608,076
Analog Devices, Inc.	42,565	1,664,717
Applied Materials, Inc.	337,325	3,575,645
Broadcom Corp., Class A *	35,645	1,124,065
Intel Corp.	778,410	16,833,116
KLA-Tencor Corp.	21,180	985,294
Lam Research Corp. *	32,900	1,164,660
Linear Technology Corp.	21,555	673,809
LSI Corp. *	80,940	554,439
Marvell Technology Group Ltd.	42,630	336,351
Maxim Integrated Products, Inc.	37,700	1,037,693
MEMC Electronic Materials, Inc. *	181,300	456,876
Microchip Technology, Inc.	21,380	670,263
Micron Technology, Inc. *	186,175	1,009,999
NVIDIA Corp.	60,137	719,840
Texas Instruments, Inc.	260,670	7,322,220
Xilinx, Inc.	36,120	1,183,291

		39,920,354

Software & Services 5.6%
Accenture plc, Class A	46,695	3,147,710
Adobe Systems, Inc. *	35,640	1,211,760
Alliance Data Systems Corp. *	5,480	783,914
Amdocs Ltd.	22,000	727,540
AOL, Inc. *	71,580	2,457,341
Autodesk, Inc. *	18,000	573,120
Automatic Data Processing, Inc.	55,080	3,183,073
BMC Software, Inc. *	18,840	766,788
CA, Inc.	37,905	853,621
Cognizant Technology Solutions Corp., Class A *	10,100	673,165
Computer Sciences Corp.	81,245	2,473,910
Compuware Corp. *	63,500	549,910
Convergys Corp.	32,665	549,099
CoreLogic, Inc. *	37,500	892,500
DST Systems, Inc.	11,400	650,256
eBay, Inc. *	74,375	3,591,569
Fidelity National Information Services, Inc.	36,023	1,184,076
Fiserv, Inc. *	18,650	1,397,631
Google, Inc., Class A *	7,672	5,215,195
IAC/InterActiveCorp	31,362	1,516,353
International Business Machines Corp.	127,195	24,743,243
Intuit, Inc.	19,955	1,185,726
MasterCard, Inc., Class A	2,768	1,275,854
Microsoft Corp.	1,079,315	30,798,254
Oracle Corp.	237,260	7,366,923
Paychex, Inc.	34,460	1,117,538
SAIC, Inc.	86,400	949,536
Symantec Corp. *	169,345	3,080,386
Teradata Corp. *	7,100	485,001
The Western Union Co.	66,310	842,137
Total System Services, Inc.	28,570	642,539
VeriSign, Inc. *	15,400	570,878
Visa, Inc., Class A	11,700	1,623,492
Yahoo!, Inc. *	110,405	1,855,908

		108,935,946

Technology Hardware & Equipment 3.6%
Amphenol Corp., Class A	11,800	709,534
Anixter International, Inc.	8,520	499,442
Apple, Inc.	13,874	8,256,418
Arrow Electronics, Inc. *	37,995	1,338,564
Avnet, Inc. *	51,780	1,483,497
Cisco Systems, Inc.	778,365	13,341,176
Corning, Inc.	144,660	1,699,755
Dell, Inc.	447,610	4,131,440
EMC Corp. *	138,410	3,379,972
Harris Corp.	23,325	1,067,819
Hewlett-Packard Co.	965,575	13,373,214
Ingram Micro, Inc., Class A *	144,155	2,191,156
Jabil Circuit, Inc.	36,795	638,025
Juniper Networks, Inc. *	67,970	1,126,263
Lexmark International, Inc., Class A (b)	18,445	392,141
Molex, Inc.	24,930	647,432
Motorola Solutions, Inc.	90,945	4,700,038
NetApp, Inc. *	20,730	557,637
QUALCOMM, Inc.	76,185	4,462,536
SanDisk Corp. *	15,365	641,642
Tech Data Corp. *	34,640	1,534,898
Tellabs, Inc.	141,960	414,523
Vishay Intertechnology, Inc. *	42,740	353,887
Western Digital Corp.	33,000	1,129,590
Xerox Corp.	268,826	1,731,240

		69,801,839

Telecommunication Services 4.5%
AT&T, Inc.	1,168,185	40,407,519
CenturyLink, Inc.	46,155	1,771,429
Crown Castle International Corp. *	14,280	953,190
Frontier Communications Corp. (b)	258,898	1,221,999
NII Holdings, Inc. (b)*	64,670	515,420
Sprint Nextel Corp. *	2,211,100	12,249,494
Telephone & Data Systems, Inc.	43,427	1,080,029
Verizon Communications, Inc.	630,930	28,164,715
Windstream Corp. (b)	122,200	1,165,788

		87,529,583

Transportation 1.7%
Avis Budget Group, Inc. *	80,790	1,335,459
C.H. Robinson Worldwide, Inc.	22,980	1,386,383
CSX Corp.	167,910	3,437,118
Delta Air Lines, Inc. *	106,300	1,023,669
Expeditors International of Washington, Inc.	25,425	930,809
FedEx Corp.	70,262	6,463,401
Hertz Global Holdings, Inc. *	69,100	916,957
J.B. Hunt Transport Services, Inc.	11,445	671,822
Norfolk Southern Corp.	41,550	2,549,092
Ryder System, Inc.	22,920	1,034,150
Southwest Airlines Co.	179,775	1,585,616
Union Pacific Corp.	42,856	5,272,574
United Continental Holdings, Inc. *	33,243	638,598

6 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
United Parcel Service, Inc., Class B	74,160	5,432,220

		32,677,868

Utilities 4.6%
AGL Resources, Inc.	14,614	596,690
Alliant Energy Corp.	19,275	861,593
Ameren Corp.	63,590	2,090,839
American Electric Power Co., Inc.	84,945	3,774,956
American Water Works Co., Inc.	18,200	668,668
Atmos Energy Corp.	25,760	926,587
Calpine Corp. *	50,450	887,920
CenterPoint Energy, Inc.	69,570	1,507,582
CMS Energy Corp.	38,210	929,267
Consolidated Edison, Inc.	45,925	2,772,951
Dominion Resources, Inc.	105,210	5,552,984
DTE Energy Co.	35,965	2,233,426
Duke Energy Corp.	105,048	6,900,603
Edison International	63,590	2,984,915
Entergy Corp.	52,817	3,833,458
Exelon Corp.	168,937	6,044,566
FirstEnergy Corp.	86,734	3,965,478
GenOn Energy, Inc. *	373,902	960,928
Great Plains Energy, Inc.	26,570	596,231
Integrys Energy Group, Inc.	16,835	909,763
MDU Resources Group, Inc.	38,780	842,689
National Fuel Gas Co.	11,745	618,962
NextEra Energy, Inc.	57,480	4,027,049
NiSource, Inc.	57,035	1,452,681
Northeast Utilities	36,915	1,450,759
NRG Energy, Inc.	78,360	1,689,442
NV Energy, Inc.	37,800	718,578
OGE Energy Corp.	12,765	735,009
ONEOK, Inc.	27,420	1,296,966
Pepco Holdings, Inc.	66,065	1,312,712
PG&E Corp.	77,115	3,278,930
Pinnacle West Capital Corp.	19,185	1,016,229
PPL Corp.	72,555	2,146,177
Public Service Enterprise Group, Inc.	102,980	3,299,479
Questar Corp.	40,050	810,612
SCANA Corp.	19,885	975,956
Sempra Energy	39,515	2,756,171
TECO Energy, Inc.	39,525	706,312
The AES Corp.	161,040	1,682,868
The Southern Co.	107,770	5,047,947
UGI Corp.	25,920	836,957
Westar Energy, Inc.	18,070	536,679
Wisconsin Energy Corp.	23,740	913,278
Xcel Energy, Inc.	80,090	2,262,542

		89,414,389

Total Common Stock
(Cost $1,667,032,894)		1,940,572,294

Other Investment Company 0.7% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund	14,493,390	14,493,390

Total Other Investment Company
(Cost $14,493,390)		14,493,390

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.11%, 12/20/12 (c)(d)	1,309,000	1,308,813
0.08%, 12/20/12 (c)(d)	50,000	49,995
0.09%, 12/20/12 (c)(d)	480,000	479,942

Total Short-Term Investments
(Cost $1,838,750)		1,838,750

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.9% of net assets

State Street Institutional U.S. Government Money Market Fund	17,726,150	17,726,150

Total Collateral Invested for Securities on Loan
(Cost $17,726,150)		17,726,150

End of Collateral Invested for Securities on Loan.

At 10/31/12 the tax basis cost of the fund’s investments was $1,706,889,516 and the unrealized appreciation and depreciation were $299,509,514 and ($49,494,596), respectively, with a net unrealized appreciation of $250,014,918.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

REIT —	Real Estate Investment Trust

See financial notes 7

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	200	14,068,000	(381,675)

8 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.3%		Common Stock	570,965,988	615,071,735
0.0%		Warrants	—	46
0.6%		Other Investment Company	3,574,136	3,574,136
0.1%		Short-Term Investments	461,944	461,944

100.0%		Total Investments	575,002,068	619,107,861
3.6%		Collateral Invested for Securities on Loan	22,200,866	22,200,866
(3	.6)%	Other Assets and Liabilities, Net		(22,364,293)

100.0%		Net Assets		618,944,434

	Number	Value
Security	of Shares	($)

Common Stock 99.3% of net assets

Automobiles & Components 1.3%
Cooper Tire & Rubber Co.	49,300	992,409
Dana Holding Corp.	93,100	1,225,196
Drew Industries, Inc. *	12,695	402,050
Exide Technologies *	218,600	666,730
Federal-Mogul Corp. *	12,600	95,004
Gentex Corp.	43,900	755,958
Modine Manufacturing Co. *	65,455	445,094
Superior Industries International, Inc.	21,760	371,878
Tenneco, Inc. *	19,200	586,560
Thor Industries, Inc.	44,500	1,692,335
Visteon Corp. *	11,600	511,560
Winnebago Industries, Inc. *	43,765	551,439

		8,296,213

Banks 4.5%
Associated Banc-Corp.	104,300	1,344,427
Astoria Financial Corp.	98,900	991,967
BancorpSouth, Inc.	54,900	776,835
Bank of Hawaii Corp.	20,000	883,200
BOK Financial Corp.	6,600	387,090
CapitalSource, Inc.	238,500	1,886,535
Capitol Federal Financial, Inc.	31,186	371,425
Cathay General Bancorp	24,700	436,943
Chemical Financial Corp.	5,930	139,474
Citizens Republic Bancorp, Inc. *	10,550	191,377
City Holding Co.	8,690	305,193
City National Corp.	16,200	827,820
Commerce Bancshares, Inc.	21,700	826,336
Cullen/Frost Bankers, Inc.	14,500	801,850
CVB Financial Corp.	24,880	269,202
East West Bancorp, Inc.	25,100	534,379
F.N.B. Corp.	42,000	450,660
First Commonwealth Financial Corp.	51,290	335,949
First Horizon National Corp.	159,700	1,486,807
First Midwest Bancorp, Inc.	36,595	452,680
First Niagara Financial Group, Inc.	71,100	588,708
First Republic Bank	6,800	233,580
FirstMerit Corp.	47,300	655,578
Fulton Financial Corp.	78,900	766,908
Glacier Bancorp, Inc.	23,880	346,260
Hancock Holding Co.	9,400	296,946
International Bancshares Corp.	23,900	433,785
MB Financial, Inc.	18,045	365,592
MGIC Investment Corp. *	120,500	207,260
National Penn Bancshares, Inc.	30,223	269,891
NBT Bancorp, Inc.	13,955	296,823
Northwest Bancshares, Inc.	22,592	268,845
Old National Bancorp	32,325	396,628
Park National Corp.	5,710	380,000
People’s United Financial, Inc.	92,800	1,116,384
Prosperity Bancshares, Inc.	8,300	347,438
Provident Financial Services, Inc.	33,390	500,850
Susquehanna Bancshares, Inc.	54,600	566,202
SVB Financial Group *	6,300	356,517
TCF Financial Corp.	101,400	1,160,016
Trustmark Corp.	24,200	567,974
UMB Financial Corp.	8,701	387,456
Umpqua Holdings Corp.	30,800	372,372
United Bankshares, Inc.	16,795	400,225
Valley National Bancorp	74,600	726,604
Washington Federal, Inc.	41,500	696,370
Webster Financial Corp.	26,300	578,600
Westamerica Bancorp	10,870	479,584
Wintrust Financial Corp.	7,840	289,688

		27,753,233

Capital Goods 12.1%
A.O. Smith Corp.	14,600	887,242
AAR Corp.	38,780	585,190
Actuant Corp., Class A	24,600	694,704
Acuity Brands, Inc.	20,400	1,319,880
Aegion Corp. *	18,815	347,513
Aircastle Ltd.	41,500	461,895
Albany International Corp., Class A	21,400	470,158
AMETEK, Inc.	41,700	1,482,435
Apogee Enterprises, Inc.	32,095	653,775
Applied Industrial Technologies, Inc.	28,620	1,161,686
Armstrong World Industries, Inc.	15,100	782,180
Astec Industries, Inc. *	12,950	372,960
B/E Aerospace, Inc. *	20,100	906,309
Barnes Group, Inc.	28,465	651,279
Beacon Roofing Supply, Inc. *	23,080	746,407
Belden, Inc.	19,040	681,632
Brady Corp., Class A	26,500	815,140
Briggs & Stratton Corp.	60,400	1,192,900
Carlisle Cos., Inc.	30,900	1,716,495
Cascade Corp.	6,355	413,011
Ceradyne, Inc.	19,430	679,273
Chart Industries, Inc. *	4,910	347,579

See financial notes 9

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Chicago Bridge & Iron Co., N.V., NY Shares	27,700	1,040,135
CIRCOR International, Inc.	10,590	365,249
CLARCOR, Inc.	17,225	779,259
CNH Global N.V. *	16,500	739,200
Comfort Systems USA, Inc.	45,700	498,130
Crane Co.	20,800	873,184
Cubic Corp.	5,690	277,672
Curtiss-Wright Corp.	25,900	799,533
Donaldson Co., Inc.	37,600	1,213,352
Dycom Industries, Inc. *	37,370	532,149
Encore Wire Corp.	17,240	532,026
EnerSys, Inc. *	23,700	817,176
EnPro Industries, Inc. *	7,970	291,383
ESCO Technologies, Inc.	9,300	348,192
Esterline Technologies Corp. *	11,100	641,469
Federal Signal Corp. *	72,800	420,056
Fortune Brands Home & Security, Inc. *	9,600	273,024
Franklin Electric Co., Inc.	7,480	433,391
FreightCar America, Inc.	19,235	370,274
Gardner Denver, Inc.	16,600	1,150,878
GATX Corp.	32,700	1,355,742
General Cable Corp. *	48,200	1,375,146
Gibraltar Industries, Inc. *	38,555	480,395
Graco, Inc.	20,740	996,764
GrafTech International Ltd. *	53,000	557,030
Granite Construction, Inc.	47,100	1,422,891
Griffon Corp.	44,408	450,741
H&E Equipment Services, Inc.	24,220	368,628
HEICO Corp.	7,910	305,563
Hexcel Corp. *	23,685	605,389
Hyster-Yale Materials Handling, Inc., Class B (c)(d)*	10,740	441,199
IDEX Corp.	25,600	1,088,768
Kaman Corp.	13,280	494,016
Kaydon Corp.	17,335	387,611
Kennametal, Inc.	35,200	1,246,784
Layne Christensen Co. *	21,900	488,151
Lincoln Electric Holdings, Inc.	32,200	1,396,514
MasTec, Inc. *	18,610	419,842
Meritor, Inc. *	83,900	370,838
Middleby Corp. *	2,908	363,355
Moog, Inc., Class A *	18,400	680,984
MRC Global, Inc. *	7,800	190,710
MSC Industrial Direct Co., Inc., Class A	12,300	917,580
Mueller Industries, Inc.	23,000	1,007,400
Mueller Water Products, Inc., Class A	216,400	1,127,444
National Presto Industries, Inc. (b)	3,845	285,876
Navistar International Corp. (b)*	42,300	793,125
Nordson Corp.	12,350	729,020
Orbital Sciences Corp. *	42,155	564,877
Polypore International, Inc. *	7,300	257,544
Quanex Building Products Corp.	32,150	635,605
Raven Industries, Inc.	8,430	230,055
Regal-Beloit Corp.	16,300	1,062,434
Robbins & Myers, Inc.	7,017	415,968
Rush Enterprises, Inc., Class A *	28,560	542,640
Seaboard Corp. *	200	456,266
Simpson Manufacturing Co., Inc.	18,185	553,915
Snap-on, Inc.	24,300	1,879,119
Spirit AeroSystems Holdings, Inc., Class A *	51,000	797,130
Standex International Corp.	6,950	321,368
TAL International Group, Inc.	5,790	197,671
Teledyne Technologies, Inc. *	12,000	768,360
Tennant Co.	7,480	279,902
The Babcock & Wilcox Co. *	14,800	381,396
The Greenbrier Cos., Inc. *	8,220	143,110
The Manitowoc Co., Inc.	84,600	1,205,550
The Shaw Group, Inc. *	45,800	2,005,582
The Toro Co.	37,520	1,584,094
Titan International, Inc. (b)	12,275	257,530
TransDigm Group, Inc.	8,200	1,092,322
Triumph Group, Inc.	9,500	621,490
Tutor Perini Corp. *	76,400	774,696
Universal Forest Products, Inc.	33,470	1,288,595
USG Corp. (b)*	60,200	1,607,942
Valmont Industries, Inc.	6,950	938,945
WABCO Holdings, Inc. *	20,300	1,188,971
Wabtec Corp.	9,860	807,534
Watsco, Inc.	13,145	898,461
Watts Water Technologies, Inc., Class A	15,655	629,801
Woodward, Inc.	17,100	572,850

		75,074,604

Commercial & Professional Supplies 4.1%
ABM Industries, Inc.	52,700	1,001,300
Clean Harbors, Inc. *	7,830	456,880
Consolidated Graphics, Inc. *	12,720	375,367
Copart, Inc. *	30,600	880,974
Corrections Corp. of America	40,400	1,359,460
Covanta Holding Corp.	51,200	930,816
Deluxe Corp.	34,800	1,096,548
EnergySolutions, Inc. *	122,100	349,206
FTI Consulting, Inc. *	21,200	550,352
G&K Services, Inc., Class A	18,290	589,852
Healthcare Services Group, Inc.	21,955	524,724
Heidrick & Struggles International, Inc.	19,470	230,525
Herman Miller, Inc.	41,110	797,123
HNI Corp.	48,900	1,345,728
Huron Consulting Group, Inc. *	3,900	112,515
ICF International, Inc. *	11,400	209,190
IHS, Inc., Class A *	4,510	380,599
Insperity, Inc.	17,760	463,714
Interface, Inc.	25,685	367,552
Kelly Services, Inc., Class A	85,900	1,141,611
Kforce, Inc. *	28,300	315,545
Knoll, Inc.	29,300	421,627
Korn/Ferry International *	27,930	373,983
McGrath RentCorp	12,325	323,655
Mine Safety Appliances Co.	12,625	487,325
Navigant Consulting, Inc. *	41,825	434,562
Nielsen Holdings N.V. *	21,800	630,456
Quad Graphics, Inc. (b)	21,400	392,262
Resources Connection, Inc.	45,160	557,274
Rollins, Inc.	12,222	277,073
Steelcase, Inc., Class A	121,400	1,215,214
Stericycle, Inc. *	10,900	1,032,884

10 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sykes Enterprises, Inc. *	26,355	358,955
Tetra Tech, Inc. *	22,095	573,144
The Corporate Executive Board Co.	18,570	834,907
The Geo Group, Inc.	22,080	612,058
Towers Watson & Co., Class A	11,915	639,955
TrueBlue, Inc. *	47,330	617,656
UniFirst Corp.	7,005	487,338
Verisk Analytics, Inc., Class A *	12,600	642,600
Viad Corp.	24,465	518,903
Waste Connections, Inc.	23,800	781,354

		25,692,766

Consumer Durables & Apparel 5.8%
American Greetings Corp., Class A (b)	68,600	1,177,862
Arctic Cat, Inc. *	3,800	137,826
Beazer Homes USA, Inc. *	37,500	618,375
Blyth, Inc. (b)	10,944	249,961
Brunswick Corp.	50,200	1,184,218
Callaway Golf Co.	97,155	530,466
Carter’s, Inc. *	12,800	691,968
Columbia Sportswear Co.	8,680	489,552
Crocs, Inc. *	20,460	257,796
Deckers Outdoor Corp. (b)*	8,750	250,512
Ethan Allen Interiors, Inc.	25,065	737,162
Fifth & Pacific Cos., Inc. *	102,800	1,128,744
Fossil, Inc. *	10,800	940,680
G-III Apparel Group Ltd. *	5,000	184,800
Hanesbrands, Inc. *	38,400	1,285,248
Helen of Troy Ltd. *	12,130	366,569
JAKKS Pacific, Inc.	27,625	356,639
KB Home (b)	122,600	1,959,148
La-Z-Boy, Inc. *	43,620	707,516
Lennar Corp., Class A	79,000	2,960,130
M.D.C. Holdings, Inc.	34,400	1,315,456
Meritage Homes Corp. *	21,800	806,164
NACCO Industries, Inc., Class A	5,140	260,290
Oxford Industries, Inc.	5,530	306,804
Polaris Industries, Inc.	16,900	1,428,050
PulteGroup, Inc. *	247,600	4,293,384
PVH Corp.	13,300	1,462,867
Quiksilver, Inc. *	158,800	508,160
Skechers U.S.A., Inc., Class A *	38,545	639,847
Steven Madden Ltd. *	9,148	392,632
Tempur-Pedic International, Inc. *	20,815	550,349
The Ryland Group, Inc.	63,400	2,147,358
The Warnaco Group, Inc. *	20,400	1,439,832
Toll Brothers, Inc. *	57,100	1,884,871
Tupperware Brands Corp.	18,500	1,093,350
Under Armour, Inc., Class A *	6,330	330,806
Wolverine World Wide, Inc.	23,090	966,778

		36,042,170

Consumer Services 4.6%
Ameristar Casinos, Inc.	33,975	620,044
Bally Technologies, Inc. *	10,875	542,880
Bob Evans Farms, Inc.	29,555	1,125,159
Boyd Gaming Corp. *	101,700	627,489
Buffalo Wild Wings, Inc. *	1,500	113,925
Caesars Entertainment Corp. (b)*	59,200	342,768
Career Education Corp. *	148,100	503,540
CEC Entertainment, Inc.	23,380	724,780
Chipotle Mexican Grill, Inc. *	2,223	565,820
Choice Hotels International, Inc.	8,040	251,572
Coinstar, Inc. *	7,325	343,835
Corinthian Colleges, Inc. *	205,485	560,974
Cracker Barrel Old Country Store, Inc.	24,920	1,586,158
DeVry, Inc.	28,900	758,914
DineEquity, Inc. *	6,430	403,161
Domino’s Pizza, Inc.	36,000	1,462,320
Hillenbrand, Inc.	28,600	585,442
Hyatt Hotels Corp., Class A *	14,900	543,850
International Speedway Corp., Class A	19,850	506,175
ITT Educational Services, Inc. (b)*	23,135	497,171
Jack In The Box, Inc. *	46,400	1,206,864
Las Vegas Sands Corp.	19,100	887,004
LIFE TIME FITNESS, Inc. *	10,685	479,650
Lincoln Educational Services Corp.	30,760	114,120
Matthews International Corp., Class A	17,415	501,029
Orient-Express Hotels Ltd., Class A *	30,890	362,340
Panera Bread Co., Class A *	4,575	771,528
Papa John’s International, Inc. *	9,210	491,077
Penn National Gaming, Inc. *	28,900	1,168,427
Pinnacle Entertainment, Inc. *	35,275	450,109
Red Robin Gourmet Burgers, Inc. *	11,480	383,432
Regis Corp.	65,100	1,084,566
Ruby Tuesday, Inc. *	109,650	791,673
Scientific Games Corp., Class A *	33,770	277,927
Six Flags Entertainment Corp.	4,300	245,573
Sonic Corp. *	102,580	1,022,722
Sotheby’s	16,020	498,703
Steiner Leisure Ltd. *	8,560	375,955
Stewart Enterprises, Inc., Class A	48,640	377,933
Strayer Education, Inc. (b)	7,800	448,188
Texas Roadhouse, Inc.	24,610	400,651
The Cheesecake Factory, Inc.	33,835	1,118,585
The Wendy’s Co.	161,400	689,178
Vail Resorts, Inc.	12,960	735,869
Weight Watchers International, Inc. (b)	14,192	713,148
WMS Industries, Inc. *	25,812	424,091

		28,686,319

Diversified Financials 2.6%
Affiliated Managers Group, Inc. *	7,700	974,050
American Capital Ltd. *	20,800	245,232
Apollo Investment Corp.	43,700	347,415
Ares Capital Corp.	27,400	478,404
Cash America International, Inc.	13,405	524,002
CBOE Holdings, Inc.	12,800	377,472
E*TRADE Financial Corp. *	101,300	846,868
Eaton Vance Corp.	53,500	1,505,490
Ezcorp, Inc., Class A *	12,400	243,784
First Cash Financial Services, Inc. *	6,590	294,309
Greenhill & Co., Inc.	14,335	684,066
IntercontinentalExchange, Inc. *	4,800	628,800
Investment Technology Group, Inc. *	45,955	387,860

See financial notes 11

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Jefferies Group, Inc.	20,000	284,800
Knight Capital Group, Inc., Class A *	149,700	393,711
Lazard Ltd., Class A	18,600	547,956
Leucadia National Corp.	23,100	524,370
LPL Financial Holdings, Inc.	11,400	332,880
MSCI, Inc. *	23,600	635,784
Nelnet, Inc., Class A	15,340	374,449
Piper Jaffray Cos., Inc. *	14,505	389,459
Raymond James Financial, Inc.	23,800	907,732
SEI Investments Co.	64,900	1,420,012
Stifel Financial Corp. *	7,860	249,162
The NASDAQ OMX Group, Inc.	39,600	942,876
Waddell & Reed Financial, Inc., Class A	24,700	823,251
World Acceptance Corp. *	6,560	437,946

		15,802,140

Energy 6.2%
Alpha Natural Resources, Inc. *	105,600	904,992
Atwood Oceanics, Inc. *	10,700	511,460
Basic Energy Services, Inc. *	19,185	199,332
Berry Petroleum Co., Class A	13,620	524,506
Bill Barrett Corp. *	21,000	481,110
Bristow Group, Inc.	13,300	663,936
Cabot Oil & Gas Corp.	24,300	1,141,614
Cal Dive International, Inc. *	208,443	262,638
CARBO Ceramics, Inc. (b)	4,380	323,901
Cloud Peak Energy, Inc. *	34,900	736,390
Comstock Resources, Inc. *	25,855	442,638
Concho Resources, Inc. *	4,300	370,316
Crosstex Energy, Inc.	32,100	439,128
Delek US Holdings, Inc.	7,600	195,700
Denbury Resources, Inc. *	64,500	988,785
Dresser-Rand Group, Inc. *	20,600	1,061,518
Dril-Quip, Inc. *	6,685	463,003
Energy XXI (Bermuda) Ltd.	12,200	403,820
EQT Corp.	26,500	1,606,695
EXCO Resources, Inc. (b)	71,800	581,580
Exterran Holdings, Inc. *	114,300	2,283,714
Forest Oil Corp. *	97,200	736,776
GulfMark Offshore, Inc., Class A *	8,705	281,346
Helix Energy Solutions Group, Inc. *	66,500	1,149,785
Hercules Offshore, Inc. *	112,100	533,596
Hornbeck Offshore Services, Inc. *	9,080	314,531
ION Geophysical Corp. *	19,805	127,940
Key Energy Services, Inc. *	84,500	552,630
Lufkin Industries, Inc.	7,610	380,576
Matrix Service Co. *	12,300	129,027
McMoRan Exploration Co. *	12,760	152,227
Newpark Resources, Inc. *	45,440	308,538
Nordic American Tankers Ltd.	34,185	287,154
Oceaneering International, Inc.	23,600	1,234,988
Oil States International, Inc. *	18,500	1,352,350
Overseas Shipholding Group, Inc. (b)	140,600	157,472
Parker Drilling Co. *	95,510	413,558
PDC Energy, Inc. *	8,655	261,987
Penn Virginia Corp.	103,400	467,368
Pioneer Energy Services Corp. *	37,900	250,140
Plains Exploration & Production Co. *	36,400	1,298,024
Quicksilver Resources, Inc. (b)*	76,900	297,603
Range Resources Corp.	16,100	1,052,296
Rosetta Resources, Inc. *	8,210	377,988
SandRidge Energy, Inc. *	89,400	556,068
SemGroup Corp., Class A *	21,400	826,896
Ship Finance International Ltd. (b)	34,600	532,148
SM Energy Co.	15,100	814,192
Stone Energy Corp. *	24,500	577,955
Superior Energy Services, Inc. *	64,900	1,319,417
Swift Energy Co. *	23,605	394,440
Targa Resources Corp.	8,400	427,812
Teekay Corp.	35,300	1,080,533
TETRA Technologies, Inc. *	72,460	387,661
Ultra Petroleum Corp. (b)*	31,800	725,358
Unit Corp. *	25,800	1,041,030
W&T Offshore, Inc.	21,500	364,425
Western Refining, Inc.	50,500	1,255,935
Whiting Petroleum Corp. *	20,700	869,814
Willbros Group, Inc. *	87,700	448,147

		38,326,507

Food & Staples Retailing 1.2%
Harris Teeter Supermarkets, Inc.	36,200	1,355,690
Nash Finch Co.	51,600	992,268
PriceSmart, Inc.	4,040	335,280
Rite Aid Corp. *	414,400	480,704
Roundy’s, Inc. (b)	15,700	82,268
Spartan Stores, Inc.	40,400	580,144
Susser Holdings Corp. *	4,500	161,730
The Andersons, Inc.	13,925	546,974
The Pantry, Inc. *	91,400	1,212,421
United Natural Foods, Inc. *	22,200	1,181,928
Weis Markets, Inc.	13,800	568,008

		7,497,415

Food, Beverage & Tobacco 1.8%
B&G Foods, Inc.	12,200	369,294
Cal-Maine Foods, Inc.	8,900	383,857
Central European Distribution Corp. (b)*	105,400	271,932
Chiquita Brands International, Inc. *	131,400	947,394
Darling International, Inc. *	20,420	337,542
Dole Food Co., Inc. (b)*	54,100	681,119
Flowers Foods, Inc.	53,800	1,059,322
Fresh Del Monte Produce, Inc.	43,700	1,099,929
Green Mountain Coffee Roasters, Inc. (b)*	5,880	142,061
J&J Snack Foods Corp.	5,935	339,897
Lancaster Colony Corp.	10,965	798,033
Monster Beverage Corp. *	11,510	514,152
Pilgrim’s Pride Corp. *	21,800	122,734
Post Holdings, Inc. *	9,700	306,035
Sanderson Farms, Inc.	16,300	738,227
Snyders-Lance, Inc.	13,760	348,678
The Hain Celestial Group, Inc. *	8,070	466,446
TreeHouse Foods, Inc. *	9,985	534,697
Universal Corp.	24,900	1,234,044
Vector Group Ltd. (b)	22,826	375,716

		11,071,109

12 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 5.0%
Alere, Inc. *	31,700	608,640
Amedisys, Inc. *	47,770	527,381
AmSurg Corp. *	17,525	499,813
Analogic Corp.	4,765	350,990
Brookdale Senior Living, Inc. *	42,000	985,320
Catamaran Corp. *	18,800	886,608
Centene Corp. *	22,500	854,550
Cerner Corp. *	15,200	1,158,088
Chemed Corp.	13,595	914,264
CONMED Corp.	14,095	389,868
Edwards Lifesciences Corp. *	14,100	1,224,303
Gentiva Health Services, Inc. *	63,925	600,895
Haemonetics Corp. *	7,800	637,260
Hanger, Inc. *	13,200	334,620
Health Management Associates, Inc., Class A *	184,300	1,345,390
HealthSouth Corp. *	21,700	480,221
Healthways, Inc. *	48,160	468,597
Hill-Rom Holdings, Inc.	40,500	1,137,645
Hologic, Inc. *	45,300	934,086
IDEXX Laboratories, Inc. *	11,700	1,125,540
Integra LifeSciences Holdings Corp. *	8,120	310,590
Intuitive Surgical, Inc. *	1,638	888,156
Invacare Corp.	41,465	565,997
Magellan Health Services, Inc. *	29,000	1,454,350
Masimo Corp. *	7,500	164,775
MEDNAX, Inc. *	13,700	945,026
Molina Healthcare, Inc. *	23,457	588,067
MWI Veterinary Supply, Inc. *	3,800	399,076
PharMerica Corp. *	51,340	627,375
PSS World Medical, Inc. *	38,570	1,103,873
ResMed, Inc.	21,840	872,290
Sirona Dental Systems, Inc. *	8,790	503,315
STERIS Corp.	36,600	1,303,326
Sun Healthcare Group, Inc. *	90,300	763,938
Sunrise Senior Living, Inc. *	48,400	696,476
Teleflex, Inc.	19,400	1,318,230
The Cooper Cos., Inc.	8,500	815,830
Triple-S Management Corp., Class B *	16,400	295,856
Universal American Corp. *	45,800	414,032
Vanguard Health Systems, Inc. *	18,500	179,080
VCA Antech, Inc. *	36,100	706,838
West Pharmaceutical Services, Inc.	13,640	734,787

		31,115,362

Household & Personal Products 0.4%
Central Garden & Pet Co., Class A *	57,430	647,236
Elizabeth Arden, Inc. *	8,870	418,487
Nu Skin Enterprises, Inc., Class A	16,410	776,685
Spectrum Brands Holdings, Inc. *	9,200	418,508
WD-40 Co.	5,815	278,306

		2,539,222

Insurance 4.5%
Alleghany Corp. *	3,200	1,112,320
Allied World Assurance Co. Holdings AG	21,100	1,694,330
Alterra Capital Holdings Ltd.	28,600	698,698
American Equity Investment Life Holding Co.	36,515	420,288
Argo Group International Holdings Ltd.	7,859	270,349
Arthur J. Gallagher & Co.	37,300	1,321,912
Assured Guaranty Ltd.	11,900	165,291
Brown & Brown, Inc.	34,000	868,700
CNA Financial Corp.	4,700	138,086
CNO Financial Group, Inc.	167,100	1,600,818
Employers Holdings, Inc.	16,700	304,775
Erie Indemnity Co., Class A	11,100	690,642
First American Financial Corp.	34,300	780,325
Flagstone Reinsurance Holdings S.A.	35,800	316,472
HCC Insurance Holdings, Inc.	46,900	1,671,516
Horace Mann Educators Corp.	21,290	408,981
Infinity Property & Casualty Corp.	11,865	677,610
Markel Corp. *	2,500	1,179,850
MBIA, Inc. *	37,300	369,270
Mercury General Corp.	17,900	725,487
Montpelier Re Holdings Ltd.	40,700	930,809
National Financial Partners Corp. *	39,285	720,880
Old Republic International Corp.	159,000	1,570,920
OneBeacon Insurance Group Ltd., Class A	13,300	179,550
Primerica, Inc.	40,500	1,144,530
ProAssurance Corp.	7,500	670,500
Protective Life Corp.	49,700	1,356,810
RLI Corp.	9,900	674,982
Safety Insurance Group, Inc.	9,405	435,922
Selective Insurance Group, Inc.	45,100	833,899
StanCorp Financial Group, Inc.	36,800	1,264,080
Symetra Financial Corp.	13,000	155,350
The Hanover Insurance Group, Inc.	32,300	1,166,353
Tower Group, Inc.	7,500	135,150
Validus Holdings Ltd.	30,800	1,102,640

		27,758,095

Materials 6.3%
A. M. Castle & Co. *	14,978	181,983
A. Schulman, Inc.	32,133	824,533
AK Steel Holding Corp. (b)	226,400	1,141,056
AMCOL International Corp.	11,220	354,328
Boise, Inc.	72,400	607,436
Buckeye Technologies, Inc.	12,380	324,356
Cabot Corp.	34,500	1,233,720
Carpenter Technology Corp.	23,200	1,127,752
Century Aluminum Co. *	59,600	426,140
Chemtura Corp. *	27,600	439,668
Clearwater Paper Corp. *	12,360	488,714
Compass Minerals International, Inc.	9,030	712,015
Crown Holdings, Inc. *	40,600	1,552,950
Cytec Industries, Inc.	25,100	1,727,382
Eagle Materials, Inc.	25,970	1,375,631
Ferro Corp. *	155,330	408,518
Georgia Gulf Corp.	19,924	705,110
Graphic Packaging Holding Co. *	74,500	441,040
Greif, Inc., Class A	22,900	960,884

See financial notes 13

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
H.B. Fuller Co.	32,680	993,472
Horsehead Holding Corp. *	30,000	271,500
Innophos Holdings, Inc.	9,550	455,058
Innospec, Inc. *	10,280	332,866
Kaiser Aluminum Corp. (b)	14,080	852,966
KapStone Paper & Packaging Corp. *	7,300	160,381
Koppers Holdings, Inc.	8,660	309,162
Kraton Performance Polymers, Inc. *	16,400	357,848
Louisiana-Pacific Corp. *	81,800	1,291,622
Materion Corp.	15,460	323,887
Minerals Technologies, Inc.	12,210	874,969
Myers Industries, Inc.	11,205	166,170
NewMarket Corp.	2,595	704,049
Olin Corp.	47,300	981,002
Olympic Steel, Inc.	18,900	340,200
OM Group, Inc. *	33,100	669,613
P.H. Glatfelter Co.	33,245	592,093
PolyOne Corp.	38,800	734,484
Resolute Forest Products (b)*	25,300	308,660
Rock-Tenn Co., Class A	16,700	1,222,273
Rockwood Holdings, Inc.	22,200	1,018,980
RTI International Metals, Inc. *	15,280	348,231
Schnitzer Steel Industries, Inc., Class A	38,010	1,083,665
Schweitzer-Mauduit International, Inc.	12,672	443,900
Sensient Technologies Corp.	22,700	825,826
Silgan Holdings, Inc.	21,600	935,496
Stepan Co.	4,565	437,327
Stillwater Mining Co. *	31,470	327,603
SunCoke Energy, Inc. *	16,500	265,155
Texas Industries, Inc. (b)*	10,885	469,470
The Scotts Miracle-Gro Co., Class A	24,600	1,053,126
Titanium Metals Corp.	34,450	403,410
TPC Group, Inc. *	11,300	508,274
Tredegar Corp.	22,575	383,098
W.R. Grace & Co. *	9,500	609,520
Walter Energy, Inc.	16,600	580,336
Wausau Paper Corp.	46,710	386,292
Westlake Chemical Corp.	7,600	578,056
Worthington Industries, Inc.	56,300	1,217,206

		38,850,462

Media 2.3%
AMC Networks, Inc., Class A *	3,500	163,520
Belo Corp., Class A	82,700	618,596
Central European Media Enterprises Ltd., Class A *	60,600	324,816
Cinemark Holdings, Inc.	41,400	1,022,166
DreamWorks Animation SKG, Inc., Class A *	47,900	975,723
Harte-Hanks, Inc.	81,635	454,707
John Wiley & Sons, Inc., Class A	14,800	642,024
Liberty Media Corp. - Liberty Capital, Class A *	13,600	1,518,712
Live Nation Entertainment, Inc. *	73,000	667,950
Meredith Corp. (b)	28,600	957,242
National CineMedia, Inc.	19,900	307,654
Regal Entertainment Group, Class A (b)	65,600	1,007,616
Scholastic Corp.	33,000	1,088,670
Scripps Networks Interactive, Class A	17,000	1,032,240
Sinclair Broadcast Group, Inc., Class A	30,319	382,019
The E.W. Scripps Co., Class A *	72,900	773,469
The Madison Square Garden Co., Class A *	12,400	510,384
The New York Times Co., Class A *	147,200	1,204,096
Valassis Communications, Inc. *	21,300	554,226

		14,205,830

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Bio-Rad Laboratories, Inc., Class A *	6,300	638,505
Charles River Laboratories International, Inc. *	34,700	1,295,004
Covance, Inc. *	28,900	1,407,719
Cubist Pharmaceuticals, Inc. *	2,940	126,126
Endo Health Solutions, Inc. *	38,500	1,103,410
Illumina, Inc. *	8,060	382,931
Impax Laboratories, Inc. *	7,300	155,125
Medicis Pharmaceutical Corp., Class A	10,625	461,231
PAREXEL International Corp. *	15,120	464,033
PDL Biopharma, Inc.	83,150	619,468
PerkinElmer, Inc.	55,500	1,716,615
Perrigo Co.	8,100	931,581
QIAGEN N.V. *	38,400	670,080
Techne Corp.	7,765	523,050
ViroPharma, Inc. *	10,960	276,740

		10,771,618

Real Estate 8.5%
Alexandria Real Estate Equities, Inc.	10,000	704,300
American Campus Communities, Inc.	6,960	315,358
American Capital Agency Corp.	5,900	194,818
Anworth Mortgage Asset Corp.	52,655	323,302
Ashford Hospitality Trust	42,085	361,510
BioMed Realty Trust, Inc.	30,900	590,808
Brandywine Realty Trust	83,700	970,920
BRE Properties, Inc.	13,300	643,055
Camden Property Trust	16,000	1,050,080
Capstead Mortgage Corp.	29,550	364,056
CBL & Associates Properties, Inc.	56,200	1,257,194
CBRE Group, Inc., Class A *	60,200	1,084,804
Chimera Investment Corp.	217,100	579,657
Colonial Properties Trust	35,200	761,376
CommonWealth REIT	70,000	959,700
Corporate Office Properties Trust	26,300	656,185
Cousins Properties, Inc.	43,783	368,215
CubeSmart	25,675	336,856
DCT Industrial Trust, Inc.	81,200	523,740
DDR Corp.	78,400	1,204,224
DiamondRock Hospitality Co.	56,100	475,728
Digital Realty Trust, Inc.	9,300	571,299
Douglas Emmett, Inc.	28,800	675,360
EastGroup Properties, Inc.	6,950	361,817
Entertainment Properties Trust	11,900	528,955
Equity Lifestyle Properties, Inc.	1,870	125,907
Essex Property Trust, Inc.	4,800	720,000

14 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Extra Space Storage, Inc.	12,665	436,816
Federal Realty Investment Trust	10,400	1,121,432
FelCor Lodging Trust, Inc. *	96,550	424,820
First Industrial Realty Trust, Inc. *	43,800	584,730
Forest City Enterprises, Inc., Class A *	25,300	406,065
General Growth Properties, Inc.	85,200	1,675,032
Glimcher Realty Trust	36,625	390,789
Hatteras Financial Corp.	17,900	488,133
Health Care REIT, Inc.	19,200	1,141,056
Healthcare Realty Trust, Inc.	21,300	500,337
Highwoods Properties, Inc.	22,600	728,850
Home Properties, Inc.	13,300	808,507
HomeBanc Corp. (b)(c)(d)*	6,875	—
Inland Real Estate Corp.	37,530	306,620
iStar Financial, Inc. *	211,400	1,845,522
Jones Lang LaSalle, Inc.	16,400	1,274,936
Kilroy Realty Corp.	11,900	528,479
LaSalle Hotel Properties	20,640	494,121
Lexington Realty Trust	58,200	552,318
Liberty Property Trust	39,100	1,373,192
Mack-Cali Realty Corp.	45,000	1,169,550
MFA Financial, Inc.	85,100	695,267
Mid-America Apartment Communities, Inc.	7,645	494,708
National Retail Properties, Inc.	16,100	510,048
NorthStar Realty Finance Corp.	73,732	484,419
Omega Healthcare Investors, Inc.	18,490	424,161
Pennsylvania Real Estate Investment Trust	45,000	743,850
Piedmont Office Realty Trust, Inc., Class A	79,000	1,406,200
Post Properties, Inc.	9,520	464,671
Potlatch Corp.	35,800	1,377,584
ProLogis, Inc.	40,100	1,375,029
PS Business Parks, Inc.	4,750	304,617
RAIT Financial Trust	93,120	519,609
Realty Income Corp. (b)	17,000	667,590
Redwood Trust, Inc. (b)	60,500	943,195
Regency Centers Corp.	22,100	1,061,242
Senior Housing Properties Trust	25,100	551,698
SL Green Realty Corp.	12,800	963,840
Sovran Self Storage, Inc.	7,170	414,426
Sun Communities, Inc.	6,855	287,773
Sunstone Hotel Investors, Inc. *	58,500	577,980
Tanger Factory Outlet Centers, Inc.	12,680	399,040
Taubman Centers, Inc.	11,100	871,905
The Macerich Co.	23,800	1,356,600
UDR, Inc.	41,800	1,014,486
Washington Real Estate Investment Trust	18,300	470,493
Weingarten Realty Investors	43,400	1,171,800

		52,512,760

Retailing 6.1%
Aeropostale, Inc. *	72,400	865,180
ANN, Inc. *	48,500	1,705,260
Asbury Automotive Group, Inc. *	23,100	732,732
Ascena Retail Group, Inc. *	32,600	645,480
AutoNation, Inc. (b)*	36,300	1,611,720
Barnes & Noble, Inc. (b)*	67,300	1,133,332
Brown Shoe Co., Inc.	70,542	1,113,153
Cabela’s, Inc. *	14,500	649,745
Chico’s FAS, Inc.	86,600	1,610,760
Dick’s Sporting Goods, Inc.	27,100	1,355,000
DSW, Inc., Class A	3,268	204,544
Express, Inc. *	11,400	126,882
Fred’s, Inc., Class A	61,870	838,339
Genesco, Inc. *	11,600	664,680
GNC Holdings, Inc., Class A	5,200	201,084
Group 1 Automotive, Inc.	27,500	1,705,275
Guess?, Inc.	35,900	889,602
Hibbett Sports, Inc. *	7,685	414,913
Hot Topic, Inc.	49,500	425,700
HSN, Inc.	13,500	702,270
Jos. A. Bank Clothiers, Inc. *	9,085	425,087
Lithia Motors, Inc., Class A	19,135	654,417
LKQ Corp. *	47,300	988,097
Monro Muffler Brake, Inc.	8,240	279,501
Netflix, Inc. (b)*	8,600	680,174
Nutrisystem, Inc.	56,230	541,495
OfficeMax, Inc.	236,100	1,735,335
Penske Automotive Group, Inc.	41,600	1,272,960
Pier 1 Imports, Inc.	22,285	454,614
Pool Corp.	18,580	782,590
Priceline.com, Inc. *	2,059	1,181,392
Saks, Inc. (b)*	141,800	1,457,704
Sally Beauty Holdings, Inc. *	5,765	138,821
Select Comfort Corp. *	9,770	271,899
Sonic Automotive, Inc., Class A	49,800	966,120
Stage Stores, Inc.	50,955	1,248,397
The Buckle, Inc. (b)	12,222	552,068
The Cato Corp., Class A	17,595	499,346
The Children’s Place Retail Stores, Inc. *	18,860	1,101,990
The Finish Line, Inc., Class A	32,552	677,244
The Men’s Wearhouse, Inc.	40,200	1,318,158
The Pep Boys - Manny, Moe & Jack	51,815	517,632
The Wet Seal, Inc., Class A *	94,860	271,300
TripAdvisor, Inc. *	3,400	102,986
Ulta Salon, Cosmetics & Fragrance, Inc.	4,500	414,990
Urban Outfitters, Inc. *	33,000	1,180,080
Vitamin Shoppe, Inc. *	2,600	148,824

		37,458,872

Semiconductors & Semiconductor Equipment 2.8%
Advanced Micro Devices, Inc. (b)*	223,400	457,970
Amkor Technology, Inc. (b)*	114,700	495,504
Applied Micro Circuits Corp. *	44,040	255,432
Atmel Corp. *	126,500	590,122
ATMI, Inc. *	19,615	387,396
Avago Technologies Ltd.	24,200	799,326
Brooks Automation, Inc.	45,590	329,160
Cabot Microelectronics Corp.	9,230	275,054
Cirrus Logic, Inc. *	10,235	417,179
Cree, Inc. *	18,700	567,171
Cymer, Inc. *	11,720	933,967
Cypress Semiconductor Corp. *	41,205	408,342
Entegris, Inc. *	70,045	575,069
Fairchild Semiconductor International, Inc. *	65,800	773,808

See financial notes 15

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
First Solar, Inc. (b)*	36,500	887,315
GT Advanced Technologies, Inc. (b)*	61,200	265,608
Integrated Device Technology, Inc. *	143,080	778,355
International Rectifier Corp. *	33,000	511,170
Intersil Corp., Class A	120,600	850,230
Micrel, Inc.	33,150	321,224
Microsemi Corp. *	17,445	334,944
MKS Instruments, Inc.	21,950	518,679
OmniVision Technologies, Inc. *	25,080	358,644
ON Semiconductor Corp. *	155,300	955,095
Photronics, Inc. *	53,125	259,781
PMC-Sierra, Inc. *	55,025	257,517
RF Micro Devices, Inc. *	108,945	480,447
Semtech Corp. *	14,905	372,178
Silicon Laboratories, Inc. *	18,190	735,240
Skyworks Solutions, Inc. *	25,200	589,680
Spansion, Inc., Class A *	17,100	189,639
Teradyne, Inc. *	62,100	907,902
Tessera Technologies, Inc.	19,890	281,841
TriQuint Semiconductor, Inc. *	68,960	324,112
Veeco Instruments, Inc. *	4,460	136,922

		17,582,023

Software & Services 4.9%
Activision Blizzard, Inc.	91,900	1,000,791
Acxiom Corp. *	75,215	1,372,674
Akamai Technologies, Inc. *	22,000	835,780
ANSYS, Inc. *	6,600	467,808
Broadridge Financial Solutions, Inc.	54,500	1,250,775
CACI International, Inc., Class A *	18,800	948,084
Cadence Design Systems, Inc. *	41,700	527,922
Citrix Systems, Inc. *	18,700	1,155,847
CSG Systems International, Inc. *	35,745	736,704
EarthLink, Inc.	133,175	844,330
Electronic Arts, Inc. *	81,300	1,004,055
Equinix, Inc. *	3,000	541,230
Euronet Worldwide, Inc. *	20,395	413,815
FactSet Research Systems, Inc.	8,165	739,341
Fair Isaac Corp.	27,805	1,295,713
Gartner, Inc. *	15,800	733,278
Genpact Ltd.	23,250	409,433
Global Cash Access Holdings, Inc. *	54,735	385,882
Global Payments, Inc.	19,600	837,900
Heartland Payment Systems, Inc.	15,265	398,111
Informatica Corp. *	6,255	169,761
j2 Global, Inc.	11,785	354,021
Jack Henry & Associates, Inc.	23,080	877,040
Lender Processing Services, Inc.	52,700	1,270,597
Manhattan Associates, Inc. *	6,995	419,700
ManTech International Corp., Class A	21,200	486,964
MAXIMUS, Inc.	12,890	711,270
Mentor Graphics Corp. *	23,220	360,374
MICROS Systems, Inc. *	11,540	523,801
MicroStrategy, Inc., Class A *	3,028	286,055
Monster Worldwide, Inc. *	101,700	632,574
NeuStar, Inc., Class A *	14,075	515,004
Nuance Communications, Inc. *	14,100	313,866
Parametric Technology Corp. *	23,740	479,073
Progress Software Corp. *	16,725	329,817
Rackspace Hosting, Inc. *	2,520	160,499
Red Hat, Inc. *	7,400	363,858
Rovi Corp. *	8,269	111,880
Salesforce.com, Inc. *	3,038	443,487
Sapient Corp. *	27,580	283,522
Solera Holdings, Inc.	7,160	335,160
Synopsys, Inc. *	27,900	898,380
Take-Two Interactive Software, Inc. *	34,755	387,518
TeleTech Holdings, Inc. *	23,410	394,224
TIBCO Software, Inc. *	27,030	681,426
Unisys Corp. *	31,100	530,255
United Online, Inc.	119,127	638,521
ValueClick, Inc. *	33,680	561,446
VistaPrint N.V. *	4,020	122,489
WEX, Inc. *	8,000	590,240

		30,132,295

Technology Hardware & Equipment 4.2%
ADTRAN, Inc. (b)	29,245	493,948
Arris Group, Inc. *	56,005	769,509
Avid Technology, Inc. *	40,425	237,295
AVX Corp.	30,200	297,168
Benchmark Electronics, Inc. *	91,000	1,348,620
Black Box Corp.	20,540	450,237
Brocade Communications Systems, Inc. *	144,200	764,260
Checkpoint Systems, Inc. *	40,480	328,698
Cognex Corp.	9,865	359,678
Coherent, Inc. *	9,540	435,501
Comtech Telecommunications Corp.	12,070	303,802
Diebold, Inc.	42,500	1,264,375
Dolby Laboratories, Inc., Class A *	9,100	287,469
EchoStar Corp., Class A *	20,800	660,608
Electronics for Imaging, Inc. *	31,202	541,667
Emulex Corp. *	55,765	388,124
Extreme Networks, Inc. *	79,065	257,752
F5 Networks, Inc. *	4,940	407,451
FEI Co.	6,220	342,411
Finisar Corp. *	10,330	119,002
FLIR Systems, Inc.	39,200	761,656
Gerber Scientific, Inc. (b)(c)(d)*	19,700	—
Insight Enterprises, Inc. *	57,300	926,541
InterDigital, Inc. (b)	17,700	674,193
Intermec, Inc. *	62,335	422,631
Itron, Inc. *	17,600	722,656
JDS Uniphase Corp. *	51,500	499,035
KEMET Corp. *	49,700	225,638
Littelfuse, Inc.	6,145	329,372
MTS Systems Corp.	8,180	412,354
National Instruments Corp.	21,342	502,817
NCR Corp. *	79,000	1,681,120
NETGEAR, Inc. *	10,250	363,977
Newport Corp. *	20,330	219,971
Plantronics, Inc.	16,410	532,340
Plexus Corp. *	24,280	653,375
Polycom, Inc. *	61,440	615,629
QLogic Corp. *	87,180	817,748
Rofin-Sinar Technologies, Inc. *	19,110	347,993
Sanmina-SCI Corp. *	141,500	1,257,935
ScanSource, Inc. *	23,040	673,920
Synaptics, Inc. *	10,205	236,348
SYNNEX Corp. *	37,700	1,221,103

16 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Trimble Navigation Ltd. *	16,400	773,752
ViaSat, Inc. *	6,815	264,695
Zebra Technologies Corp., Class A *	26,420	949,270

		26,143,644

Telecommunication Services 1.3%
Cincinnati Bell, Inc. *	182,100	948,741
Consolidated Communications Holdings, Inc.	22,614	349,160
General Communication, Inc., Class A *	31,160	272,339
IDT Corp., Class B	33,200	335,984
Leap Wireless International, Inc. (b)*	82,600	441,084
Level 3 Communications, Inc. *	49,500	1,014,750
MetroPCS Communications, Inc. *	138,600	1,415,106
NTELOS Holdings Corp.	15,320	233,630
Premiere Global Services, Inc. *	52,600	447,100
SBA Communications Corp., Class A *	8,505	566,688
tw telecom, Inc. *	32,100	817,587
United States Cellular Corp. *	11,500	425,385
USA Mobility, Inc.	44,005	486,255

		7,753,809

Transportation 3.3%
Air Transport Services Group, Inc. *	54,430	209,556
Alaska Air Group, Inc. *	26,200	1,001,888
AMERCO	4,700	543,038
Arkansas Best Corp.	65,640	528,402
Atlas Air Worldwide Holdings, Inc. *	14,700	808,353
Con-way, Inc.	48,600	1,414,746
Copa Holdings S.A., Class A	6,800	631,176
Dollar Thrifty Automotive Group, Inc. *	14,200	1,093,400
Forward Air Corp.	11,725	391,263
Genco Shipping & Trading Ltd. *	75,745	230,265
Genesee & Wyoming, Inc., Class A *	5,865	425,037
Hawaiian Holdings, Inc. *	24,340	144,336
Heartland Express, Inc.	30,365	423,592
Hub Group, Inc., Class A *	24,610	763,156
JetBlue Airways Corp. *	156,300	826,827
Kansas City Southern	16,000	1,287,360
Kirby Corp. *	14,600	839,208
Knight Transportation, Inc.	30,625	463,050
Landstar System, Inc.	25,170	1,274,860
Matson, Inc.	28,100	597,125
Old Dominion Freight Line, Inc. *	20,475	686,731
Republic Airways Holdings, Inc. *	144,000	672,480
Saia, Inc. *	7,800	176,280
SkyWest, Inc.	140,800	1,541,760
Swift Transportation Co. *	40,300	392,925
US Airways Group, Inc. *	60,400	735,672
Uti Worldwide, Inc.	85,000	1,180,650
Werner Enterprises, Inc.	39,900	924,084

		20,207,220

Utilities 3.8%
ALLETE, Inc.	15,100	628,462
American States Water Co.	7,115	313,202
Aqua America, Inc.	36,500	926,735
Atlantic Power Corp.	29,600	444,592
Avista Corp.	32,500	826,150
Black Hills Corp.	22,200	794,094
California Water Service Group	17,780	327,508
CH Energy Group, Inc.	8,105	527,068
Cleco Corp.	18,900	815,535
El Paso Electric Co.	18,990	645,470
Hawaiian Electric Industries, Inc.	47,500	1,229,300
IDACORP, Inc.	21,000	939,120
ITC Holdings Corp.	8,600	684,732
MGE Energy, Inc.	9,300	489,552
New Jersey Resources Corp.	23,900	1,062,594
Northwest Natural Gas Co.	14,805	688,877
NorthWestern Corp.	21,300	762,753
Otter Tail Corp.	28,180	679,983
Piedmont Natural Gas Co., Inc.	36,800	1,172,816
PNM Resources, Inc.	55,600	1,232,096
Portland General Electric Co.	48,200	1,320,680
South Jersey Industries, Inc.	10,440	528,160
Southwest Gas Corp.	25,800	1,121,526
The Empire District Electric Co.	23,210	503,889
The Laclede Group, Inc.	17,140	713,709
UIL Holdings Corp.	17,200	622,124
UNS Energy Corp.	24,100	1,027,624
Vectren Corp.	51,300	1,516,941
WGL Holdings, Inc.	31,500	1,252,755

		23,798,047

Total Common Stock
(Cost $570,965,988)		615,071,735

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. (d)*	1,535	46

Total Warrants
(Cost $—)		46

Other Investment Company 0.6% of net assets

Money Market Fund 0.6%
State Street Institutional U.S. Government Money Market Fund	3,574,136	3,574,136

Total Other Investment Company
(Cost $3,574,136)		3,574,136

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.08%, 12/20/12 (a)(e)	130,000	129,987

See financial notes 17

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
0.09%, 12/20/12 (a)(e)	200,000	199,976
0.11%, 12/20/12 (a)(e)	132,000	131,981

Total Short-Term Investments
(Cost $461,944)		461,944

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 3.6% of net assets

State Street Institutional U.S. Government Money Market Fund	22,200,866	22,200,866

Total Collateral Invested for Securities on Loan
(Cost $22,200,866)		22,200,866

End of Collateral Invested for Securities on Loan

At 10/31/12 the tax basis cost of the fund’s investments was $577,427,922 and the unrealized appreciation and depreciation were $70,863,797 and ($29,183,858), respectively, with a net unrealized appreciation of $41,679,939.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	All or a portion of this security is on loan.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	Illiquid security. At the period end, the value of these amounted to $441,245 or 0.1% of net assets.
(e)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/21/12	40	3,265,200	(74,586)

18 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.1%	Common Stock	490,085,799	490,995,014
0.4%	Preferred Stock	1,412,454	2,225,322
0.0%	Rights	—	30,003
1.2%	Other Investment Company	5,336,587	5,892,700
0.1%	Short-Term Investments	430,011	430,011

99.8%	Total Investments	497,264,851	499,573,050
0.1%	Collateral Invested for Securities on Loan	664,945	664,945
0.1%	Other Assets and Liabilities, Net		342,932

100.0%	Total Net Assets		500,580,927

	Number	Value
Security	of Shares	($)

Common Stock 98.1% of net assets

Australia 4.7%

Banks 1.3%
Australia & New Zealand Banking Group Ltd.	57,187	1,508,664
Commonwealth Bank of Australia	29,281	1,753,507
National Australia Bank Ltd.	62,075	1,658,937
Westpac Banking Corp.	56,849	1,502,969

		6,424,077

Capital Goods 0.0%
CSR Ltd.	65,468	118,857
Leighton Holdings Ltd.	6,514	120,868

		239,725

Commercial & Professional Supplies 0.1%
Brambles Ltd.	67,178	505,832
Downer EDI Ltd. *	36,336	135,256

		641,088

Consumer Services 0.1%
Crown Ltd.	15,924	160,496
TABCORP Holdings Ltd.	103,455	304,664
Tatts Group Ltd.	62,367	181,134

		646,294

Diversified Financials 0.1%
BGP Holdings plc (a)(b)	453,854	—
Macquarie Group Ltd.	12,587	415,768

		415,768

Energy 0.3%
Caltex Australia Ltd.	19,005	335,813
Origin Energy Ltd.	21,761	256,151
Santos Ltd.	18,003	214,653
Woodside Petroleum Ltd.	11,469	408,941
WorleyParsons Ltd.	4,401	112,542

		1,328,100

Food & Staples Retailing 0.6%
Metcash Ltd.	58,455	222,044
Wesfarmers Ltd.	35,047	1,263,421
Woolworths Ltd.	43,464	1,325,733

		2,811,198

Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	12,534	174,871

Health Care Equipment & Services 0.0%
Sonic Healthcare Ltd.	10,022	135,146

Insurance 0.4%
AMP Ltd.	82,225	391,205
Insurance Australia Group Ltd.	76,568	364,101
QBE Insurance Group Ltd.	45,131	616,577
Suncorp Group Ltd.	62,652	610,264

		1,982,147

Materials 1.1%
Amcor Ltd.	42,758	350,286
Arrium Ltd.	242,355	196,846
BHP Billiton Ltd.	86,105	3,048,583
BlueScope Steel Ltd. *	906,931	445,930
Boral Ltd.	51,935	193,435
Incitec Pivot Ltd.	40,288	131,955
Newcrest Mining Ltd.	4,966	136,962
Orica Ltd.	10,219	266,193
Rio Tinto Ltd.	9,785	576,881
Sims Metal Management Ltd.	16,208	158,378

		5,505,449

Media 0.0%
Fairfax Media Ltd.	232,396	95,145

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	6,583	324,678

Real Estate 0.3%
Lend Lease Group	30,512	273,929
Mirvac Group	99,101	154,619
Stockland	72,409	259,804
Westfield Group	57,903	640,066

		1,328,418

Telecommunication Services 0.2%
Telstra Corp., Ltd.	214,331	921,087

Transportation 0.1%
Asciano Ltd.	27,767	131,421
Qantas Airways Ltd. *	146,040	201,340
Toll Holdings Ltd.	39,852	183,591

		516,352

Utilities 0.0%
AGL Energy Ltd.	10,505	158,424

		23,647,967

See financial notes 19

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Austria 0.4%

Banks 0.2%
Erste Group Bank AG *	28,448	717,108

Capital Goods 0.0%
Wienerberger AG	16,144	115,809

Energy 0.1%
OMV AG	15,537	568,581

Materials 0.1%
Voestalpine AG	12,807	403,268

Real Estate 0.0%
Immofinanz AG	32,200	124,471

Telecommunication Services 0.0%
Telekom Austria AG	28,493	179,500

		2,108,737

Belgium 0.9%

Banks 0.1%
Dexia S.A. *	624,580	145,719
KBC GROEP N.V.	20,201	475,199

		620,918

Food & Staples Retailing 0.2%
Colruyt S.A.	3,441	157,316
Delhaize Group S.A.	17,811	681,930

		839,246

Food, Beverage & Tobacco 0.2%
Anheuser-Busch InBev N.V.	13,014	1,088,375

Insurance 0.1%
Ageas	27,973	713,174

Materials 0.2%
Bekaert N.V.	5,193	141,802
Solvay S.A.	3,154	379,748
Umicore S.A.	6,416	329,708

		851,258

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	3,377	197,242

Telecommunication Services 0.1%
Belgacom S.A.	10,387	303,676
Mobistar S.A.	3,154	83,437

		387,113

		4,697,326

Canada 6.3%

Automobiles & Components 0.2%
Magna International, Inc.	20,118	894,357

Banks 1.2%
Bank of Montreal	14,713	869,448
Bank of Nova Scotia	21,848	1,186,737
Canadian Imperial Bank of Commerce	8,677	682,518
National Bank of Canada	3,430	265,059
Royal Bank of Canada	30,544	1,741,352
The Toronto-Dominion Bank	15,259	1,241,040

		5,986,154

Capital Goods 0.1%
Bombardier, Inc., Class B	71,368	271,538
Finning International, Inc.	7,380	173,277
SNC-Lavalin Group, Inc.	3,200	128,897

		573,712

Consumer Services 0.0%
Tim Hortons, Inc.	2,300	114,177

Diversified Financials 0.1%
IGM Financial, Inc.	3,220	127,768
Onex Corp.	5,061	203,707

		331,475

Energy 2.0%
ARC Resources Ltd.	7,500	182,103
Cameco Corp.	7,600	147,396
Canadian Natural Resources Ltd.	26,200	789,607
Canadian Oil Sands Ltd.	22,400	475,474
Cenovus Energy, Inc.	21,109	744,601
Crescent Point Energy Corp.	2,600	108,035
Enbridge, Inc.	12,538	498,884
Encana Corp.	100,909	2,273,294
Enerplus Corp.	11,700	188,020
Husky Energy, Inc.	14,867	402,656
Imperial Oil Ltd.	10,723	474,442
Nexen, Inc.	24,326	580,901
Pengrowth Energy Corp.	26,900	161,333
Penn West Petroleum Ltd.	24,000	311,670
Precision Drilling Corp. *	14,800	105,952
Suncor Energy, Inc.	32,845	1,102,342
Talisman Energy, Inc.	57,581	652,633
TransCanada Corp.	17,535	789,536

		9,988,879

Food & Staples Retailing 0.3%
Alimentation Couche-Tard, Inc., Class B	7,437	365,316
Empire Co., Ltd, Class A	2,833	165,059
George Weston Ltd.	4,005	260,009
Loblaw Cos., Ltd. (c)	8,064	279,525
Metro, Inc.	6,040	356,322
Shoppers Drug Mart Corp.	8,659	360,925

		1,787,156

Food, Beverage & Tobacco 0.1%
Saputo, Inc.	3,700	162,374
Viterra, Inc.	10,400	163,901

		326,275

Insurance 0.6%
Fairfax Financial Holdings Ltd.	662	245,585
Great-West Lifeco, Inc.	8,320	191,599
Intact Financial Corp.	3,223	197,656
Manulife Financial Corp.	74,448	919,838
Power Corp. of Canada	20,415	495,274
Power Financial Corp.	9,814	253,322
Sun Life Financial, Inc.	22,590	560,255

		2,863,529

Materials 0.5%
Agrium, Inc.	3,412	359,323
Barrick Gold Corp.	14,716	595,123
First Quantum Minerals Ltd.	7,000	157,347
Goldcorp, Inc.	5,710	258,129

20 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Kinross Gold Corp.	13,553	134,614
Methanex Corp.	5,400	161,878
Potash Corp. of Saskatchewan, Inc.	16,142	648,913
Sino-Forest Corp. (a)(b)*	20,000	—
Teck Resources Ltd., Class B	13,614	432,104

		2,747,431

Media 0.1%
Quebecor, Inc., Class B	3,492	121,814
Shaw Communications, Inc., Class B	8,077	175,975

		297,789

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Valeant Pharmaceuticals International, Inc. *	2,700	150,849

Real Estate 0.1%
Brookfield Asset Management, Inc., Class A	16,855	580,200

Retailing 0.1%
Canadian Tire Corp., Ltd., Class A	3,819	273,248
RONA, Inc.	17,000	174,638

		447,886

Software & Services 0.0%
CGI Group, Inc., Class A *	9,217	241,142

Technology Hardware & Equipment 0.1%
Celestica, Inc. *	21,312	154,706
Research In Motion Ltd. *	58,606	462,393

		617,099

Telecommunication Services 0.4%
BCE, Inc.	16,953	741,094
Rogers Communications, Inc., Class B	16,104	706,883
Telus Corp.	2,378	154,383
Telus Corp. - Non Voting Shares	6,531	420,011

		2,022,371

Transportation 0.3%
Canadian National Railway Co.	11,323	977,717
Canadian Pacific Railway Ltd.	3,632	334,126

		1,311,843

Utilities 0.1%
Fortis, Inc.	5,200	175,824
TransAlta Corp.	11,269	179,627

		355,451

		31,637,775

China 0.0%

Food, Beverage & Tobacco 0.0%
Chaoda Modern Agriculture (Holdings) Ltd. (a)(b)*	171,320	6,079

Denmark 0.7%

Banks 0.1%
Danske Bank A/S *	32,147	502,897

Capital Goods 0.1%
FLSmidth & Co. A/S	1,820	107,407
Vestas Wind Systems A/S (c)*	22,613	130,738

		238,145

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	4,108	354,595

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Novo Nordisk A/S, Class B	4,687	751,398

Telecommunication Services 0.0%
TDC A/S	22,997	158,558

Transportation 0.2%
AP Moller - Maersk A/S, Series A	50	331,291
AP Moller - Maersk A/S, Series B	112	781,721
DSV A/S	5,522	124,212

		1,237,224

		3,242,817

Finland 1.2%

Capital Goods 0.1%
Kone Oyj, B Shares	3,181	228,107
Metso Oyj	6,737	236,930
Wartsila Oyj Abp	6,062	245,496

		710,533

Energy 0.1%
Neste Oil Oyj	22,055	276,191

Food & Staples Retailing 0.1%
Kesko Oyj, B Shares	13,156	411,394

Insurance 0.1%
Sampo Oyj, A Shares	16,737	524,765

Materials 0.2%
Outokumpu Oyj *	111,048	94,368
Rautaruukki Oyj	19,827	125,732
Stora Enso Oyj, R Shares	62,321	394,218
UPM-Kymmene Oyj	55,052	591,079

		1,205,397

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	6,377	157,789

Technology Hardware & Equipment 0.5%
Nokia Oyj	860,431	2,313,258

Telecommunication Services 0.0%
Elisa Oyj	7,405	158,903

Utilities 0.1%
Fortum Oyj	20,167	373,251

		6,131,481

France 10.9%

Automobiles & Components 0.5%
Compagnie Generale des Etablissements Michelin	11,276	972,046
Peugeot S.A. *	86,941	557,686
Renault S.A.	20,483	918,436
Valeo S.A.	5,452	240,071

		2,688,239

Banks 1.3%
BNP Paribas S.A.	63,860	3,221,415
Credit Agricole S.A. *	125,756	949,234
Societe Generale S.A. *	65,201	2,079,397

		6,250,046

See financial notes 21

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 1.4%
Alstom S.A.	10,638	363,638
Bouygues S.A.	23,538	565,726
Compagnie de Saint-Gobain	48,387	1,704,446
Eiffage S.A.	9,170	315,553
Legrand S.A.	6,893	265,925
Nexans S.A.	3,691	157,169
Rexel S.A.	6,742	122,111
Safran S.A.	6,333	252,267
Schneider Electric S.A.	20,305	1,271,388
Thales S.A.	5,249	184,771
Vallourec S.A.	10,244	421,402
Vinci S.A.	29,879	1,324,419

		6,948,815

Consumer Durables & Apparel 0.2%
Christian Dior S.A.	1,966	282,452
LVMH Moet Hennessy Louis Vuitton S.A.	5,021	816,319

		1,098,771

Consumer Services 0.1%
Accor S.A.	12,835	401,063
Sodexo	3,208	247,129

		648,192

Diversified Financials 0.0%
Wendel S.A.	1,572	138,588

Energy 2.0%
Compagnie Generale de Geophysique - Veritas *	6,844	222,805
Technip S.A.	2,674	301,603
Total S.A.	193,008	9,721,853

		10,246,261

Food & Staples Retailing 0.5%
Carrefour S.A.	87,075	2,102,916
Casino Guichard Perrachon S.A.	4,535	395,864
Rallye S.A.	5,847	178,413

		2,677,193

Food, Beverage & Tobacco 0.3%
Danone S.A.	14,615	898,929
Pernod-Ricard S.A.	4,117	443,388

		1,342,317

Health Care Equipment & Services 0.1%
Essilor International S.A.	3,376	304,426

Household & Personal Products 0.1%
L’Oreal S.A.	5,001	637,365

Insurance 0.5%
AXA S.A.	140,870	2,245,285
CNP Assurances	11,404	161,149
SCOR SE	7,154	191,020

		2,597,454

Materials 0.5%
Air Liquide S.A.	8,277	977,116
Arkema S.A.	3,049	278,220
Lafarge S.A.	18,540	1,086,990

		2,342,326

Media 0.2%
Lagardere S.C.A.	15,172	415,387
Publicis Groupe S.A.	3,521	189,773
SES S.A.	7,644	211,586

		816,746

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Sanofi	47,096	4,136,320

Real Estate 0.1%
Unibail-Rodamco SE	1,662	374,341

Retailing 0.1%
PPR	3,284	578,930

Software & Services 0.1%
Cap Gemini S.A.	10,852	456,526

Technology Hardware & Equipment 0.0%
Alcatel-Lucent *	217,484	222,374

Telecommunication Services 1.2%
France Telecom S.A.	297,503	3,325,342
Vivendi S.A.	120,426	2,467,696

		5,793,038

Transportation 0.2%
Air France-KLM *	100,225	837,871

Utilities 0.7%
EDF S.A.	24,695	522,575
GDF Suez	88,671	2,035,207
Suez Environnement Co.	25,395	269,589
Veolia Environnement S.A.	76,276	754,987

		3,582,358

		54,718,497

Germany 9.0%

Automobiles & Components 1.1%
Bayerische Motoren Werke AG	16,777	1,341,253
Continental AG	3,042	306,177
Daimler AG - Reg’d	76,336	3,575,947
Volkswagen AG	1,352	264,392

		5,487,769

Banks 0.1%
Commerzbank AG *	166,228	319,337

Capital Goods 0.9%
Brenntag AG	1,130	142,582
GEA Group AG	6,248	195,487
Hochtief AG *	2,616	129,946
Kloeckner & Co., SE *	16,086	145,842
MAN SE	2,828	285,791
MTU Aero Engines Holding AG	1,549	130,216
Rheinmetall AG	2,786	133,156
Siemens AG - Reg’d	33,497	3,375,121

		4,538,141

Commercial & Professional Supplies 0.0%
Bilfinger SE	2,082	204,020

Consumer Durables & Apparel 0.1%
Adidas AG	6,613	563,671

Consumer Services 0.1%
TUI AG *	28,501	267,442

Diversified Financials 0.5%
Deutsche Bank AG - Reg’d	42,577	1,939,428

22 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Deutsche Boerse AG	6,483	351,287

		2,290,715

Food & Staples Retailing 0.1%
Metro AG	19,695	567,777

Health Care Equipment & Services 0.3%
Celesio AG	37,562	728,191
Fresenius Medical Care AG & Co KGaA	4,581	321,880
Fresenius SE & Co KGaA	3,886	443,106

		1,493,177

Household & Personal Products 0.1%
Beiersdorf AG	2,417	175,836
Henkel AG & Co. KGaA	3,219	208,427

		384,263

Insurance 1.1%
Allianz SE - Reg’d	28,745	3,570,858
Hannover Rueckversicherung AG - Reg’d	2,300	162,042
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	12,277	1,975,412

		5,708,312

Materials 1.5%
Aurubis AG	3,288	208,154
BASF SE	50,269	4,169,830
HeidelbergCement AG	7,408	393,675
K&S AG - Reg’d	5,530	262,092
Lanxess AG	3,520	291,205
Linde AG	4,408	741,789
Salzgitter AG	6,598	285,338
ThyssenKrupp AG	47,286	1,077,532

		7,429,615

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Bayer AG - Reg’d	30,255	2,638,026
Merck KGaA	1,588	203,111

		2,841,137

Semiconductors & Semiconductor Equipment 0.0%
Infineon Technologies AG	30,495	207,746

Software & Services 0.2%
SAP AG	13,009	948,655

Telecommunication Services 0.7%
Deutsche Telekom AG - Reg’d	310,803	3,545,795

Transportation 0.3%
Deutsche Lufthansa AG - Reg’d	34,350	525,523
Deutsche Post AG - Reg’d	57,250	1,135,037

		1,660,560

Utilities 1.3%
E.ON AG	181,684	4,136,050
RWE AG	51,343	2,349,697

		6,485,747

		44,943,879

Greece 0.6%

Banks 0.2%
Alpha Bank A.E. *	198,489	465,359
National Bank of Greece S.A. *	217,355	509,201
Piraeus Bank S.A. *	441,793	238,477

		1,213,037

Consumer Services 0.1%
OPAP S.A.	53,289	340,605

Energy 0.1%
Motor Oil (Hellas) Corinth Refineries S.A.	35,476	309,054

Food, Beverage & Tobacco 0.0%
Coca Cola Hellenic Bottling Co., S.A. *	11,624	248,596

Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A. (OTE) *	80,928	356,876

Utilities 0.1%
Public Power Corp. S.A. *	47,237	271,215

		2,739,383

Hong Kong 0.8%

Banks 0.1%
Hang Seng Bank Ltd.	19,900	305,000

Capital Goods 0.3%
Hutchison Whampoa Ltd.	76,000	744,531
Jardine Matheson Holdings Ltd.	5,200	319,433
Noble Group Ltd.	240,879	257,193

		1,321,157

Insurance 0.1%
AIA Group Ltd.	81,600	321,787

Real Estate 0.1%
Cheung Kong (Holdings) Ltd.	15,000	221,093
Swire Pacific Ltd., Class A	18,500	218,815
Wharf Holdings Ltd.	26,000	177,276

		617,184

Retailing 0.1%
Esprit Holdings Ltd.	223,584	289,101
Li & Fung Ltd.	130,000	216,861

		505,962

Telecommunication Services 0.0%
PCCW Ltd.	334,000	134,557

Transportation 0.0%
Orient Overseas International Ltd.	19,500	122,774

Utilities 0.1%
CLP Holdings Ltd.	54,000	460,101
Hong Kong & China Gas Co., Ltd.	61,104	162,208
Power Assets Holdings Ltd.	23,000	195,443

		817,752

		4,146,173

Ireland 0.7%

Banks 0.1%
Irish Bank Resolution Corp., Ltd. (a)(b)*	9,106	—
The Governor & Company of the Bank of Ireland *	2,325,582	274,714

		274,714

See financial notes 23

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.0%
DCC plc	5,701	162,898

Commercial & Professional Supplies 0.1%
Experian plc	16,530	285,985

Food, Beverage & Tobacco 0.0%
Kerry Group plc, Class A	3,866	202,291

Materials 0.3%
CRH plc	56,487	1,051,432
Smurfit Kappa Group plc	22,660	249,835

		1,301,267

Media 0.1%
WPP plc	41,945	542,150

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Shire plc	4,370	122,882

Technology Hardware & Equipment 0.1%
Seagate Technology plc	23,900	652,948

Transportation 0.0%
Ryanair Holdings plc *	14,358	83,244

		3,628,379

Israel 0.3%

Banks 0.1%
Bank Hapoalim B.M. *	39,402	155,011
Bank Leumi Le-Israel B.M. *	55,443	178,707

		333,718

Materials 0.0%
Israel Chemicals Ltd.	13,919	174,135

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Teva Pharmaceutical Industries Ltd.	19,568	789,401

Telecommunication Services 0.0%
Bezeq Israeli Telecommunication Corp., Ltd.	163,785	199,538

		1,496,792

Italy 4.0%

Automobiles & Components 0.1%
Fiat S.p.A. *	160,517	785,570

Banks 1.1%
Banca Monte dei Paschi di Siena S.p.A. *	1,064,330	294,214
Banca Popolare dell’Emilia Romagna Scrl	29,580	176,269
Banca Popolare di Milano Scarl *	272,330	150,071
Banco Popolare Scarl *	267,079	426,199
Intesa Sanpaolo S.p.A.	1,229,513	1,980,613
Intesa Sanpaolo S.p.A. - RSP	82,866	109,635
UniCredit S.p.A. *	506,718	2,241,300
Unione di Banche Italiane S.C.P.A.	88,217	347,505

		5,725,806

Capital Goods 0.2%
Fiat Industrial S.p.A.	19,440	210,710
Finmeccanica S.p.A. *	91,882	455,681
Prysmian S.p.A.	9,920	191,267

		857,658

Diversified Financials 0.1%
Exor S.p.A.	3,431	88,545
Mediobanca S.p.A.	35,528	203,138

		291,683

Energy 1.0%
Eni S.p.A.	206,430	4,750,142
Saipem S.p.A.	5,015	225,971
Tenaris S.A.	16,113	302,031

		5,278,144

Insurance 0.2%
Assicurazioni Generali S.p.A.	70,416	1,146,656

Materials 0.0%
Italcementi S.p.A.	22,129	111,996
Italcementi S.p.A. - RSP	17,634	45,135

		157,131

Media 0.1%
Mediaset S.p.A.	146,108	256,655

Telecommunication Services 0.5%
Telecom Italia S.p.A.	1,645,233	1,517,916
Telecom Italia S.p.A. - RSP	998,996	799,961

		2,317,877

Transportation 0.1%
Atlantia S.p.A.	15,642	258,719

Utilities 0.6%
A2A S.p.A.	168,696	83,126
Enel S.p.A.	705,699	2,657,483
Snam S.p.A.	35,990	159,484
Terna - Rete Elettrica Nationale S.p.A.	41,198	154,896

		3,054,989

		20,130,888

Japan 17.7%

Automobiles & Components 2.5%
Aisin Seiki Co., Ltd.	12,900	376,736
Bridgestone Corp.	36,300	847,932
Daihatsu Motor Co., Ltd.	10,000	175,013
Denso Corp.	26,100	819,464
Fuji Heavy Industries Ltd.	36,000	347,044
Honda Motor Co., Ltd.	76,900	2,311,862
Isuzu Motors Ltd.	45,000	238,031
Mazda Motor Corp. *	268,000	319,649
NHK Spring Co., Ltd.	12,000	100,223
Nissan Motors Co., Ltd.	133,900	1,119,853
Stanley Electric Co., Ltd.	9,000	123,855
Suzuki Motor Corp.	22,400	508,005
Toyota Industries Corp.	10,300	294,700
Toyota Motor Corp.	129,400	4,989,295
Yamaha Motor Co., Ltd.	21,200	202,420

		12,774,082

Banks 0.9%
Mitsubishi UFJ Financial Group, Inc.	360,134	1,629,235
Mizuho Financial Group, Inc.	635,616	994,535
Resona Holdings, Inc.	62,758	271,566
Sumitomo Mitsui Financial Group, Inc.	48,610	1,485,375
The Bank of Yokohama Ltd.	32,000	147,265

		4,527,976

24 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 2.4%
Asahi Glass Co., Ltd.	68,000	462,253
Daikin Industries Ltd.	11,400	315,577
Fanuc Corp.	2,300	366,426
Fujikura Ltd.	46,000	127,999
Furukawa Electric Co., Ltd. *	75,000	149,564
Hanwa Co., Ltd.	35,000	122,347
IHI Corp.	60,000	126,358
ITOCHU Corp.	53,600	536,512
JGC Corp.	6,000	206,432
JTEKT Corp.	15,600	117,149
Kajima Corp.	58,000	160,630
Kawasaki Heavy Industries Ltd.	75,000	154,284
Komatsu Ltd.	27,100	567,870
Kubota Corp.	35,000	357,878
LIXIL Group Corp.	14,500	320,570
Makita Corp.	4,700	186,077
Marubeni Corp.	76,000	492,471
Mitsubishi Corp.	61,300	1,094,385
Mitsubishi Electric Corp.	90,000	672,721
Mitsubishi Heavy Industries Ltd.	150,000	631,812
Mitsui & Co., Ltd.	70,900	999,351
Nagase & Co., Ltd.	12,000	128,011
NGK Insulators Ltd.	11,000	122,649
Nidec Corp.	2,300	163,678
Nippon Sheet Glass Co., Ltd.	143,000	118,442
NSK Ltd.	21,000	115,343
Obayashi Corp.	41,000	183,420
Shimizu Corp.	51,000	170,622
SMC Corp.	1,300	204,956
Sojitz Corp.	285,700	354,667
Sumitomo Corp.	49,400	673,460
Sumitomo Electric Industries Ltd.	54,000	580,915
Sumitomo Heavy Industries Ltd.	37,000	132,652
Taisei Corp.	74,000	204,031
Toyota Tsusho Corp.	23,800	519,858

		11,841,370

Commercial & Professional Supplies 0.2%
Dai Nippon Printing Co., Ltd.	61,000	432,249
Secom Co., Ltd.	7,400	376,912
Toppan Printing Co., Ltd.	57,000	329,441

		1,138,602

Consumer Durables & Apparel 0.9%
Casio Computer Co., Ltd. (c)	19,500	149,223
Namco Bandai Holdings, Inc.	13,700	215,268
Nikon Corp.	9,000	229,584
Panasonic Corp.	253,050	1,534,890
Sega Sammy Holdings, Inc.	8,400	158,327
Sekisui Chemical Co., Ltd.	25,000	205,316
Sekisui House Ltd.	43,000	439,674
Sharp Corp. (c)	128,000	276,132
Shimano, Inc.	2,100	132,384
Sony Corp.	90,400	1,070,371
Yamaha Corp.	14,200	127,606

		4,538,775

Consumer Services 0.1%
Benesse Holdings, Inc.	2,600	125,238
Oriental Land Co., Ltd.	1,000	136,405

		261,643

Diversified Financials 0.2%
Credit Saison Co., Ltd.	8,000	175,793
Daiwa Securities Group, Inc.	51,000	203,447
Nomura Holdings, Inc.	68,200	246,533
ORIX Corp.	4,010	411,867

		1,037,640

Energy 0.4%
Cosmo Oil Co., Ltd.	95,000	168,969
Idemitsu Kosan Co., Ltd.	3,600	309,840
Inpex Corp.	89	507,021
JX Holdings, Inc.	160,200	853,235
Showa Shell Sekiyu K.K.	29,100	162,005
TonenGeneral Sekiyu K.K.	24,000	217,803

		2,218,873

Food & Staples Retailing 0.5%
Aeon Co., Ltd.	53,300	581,318
Lawson, Inc.	1,800	132,282
Seven & I Holdings Co., Ltd.	48,500	1,495,711
Uny Co., Ltd.	16,700	118,839

		2,328,150

Food, Beverage & Tobacco 0.6%
Ajinomoto Co., Inc.	28,000	427,502
Asahi Group Holdings Ltd.	14,800	337,783
Japan Tobacco, Inc.	19,300	533,688
Kikkoman Corp.	10,000	132,778
Kirin Holdings Co., Ltd.	44,000	552,338
Meiji Holdings Co., Ltd.	6,000	274,524
Nippon Meat Packers, Inc.	16,000	198,562
Nisshin Seifun Group, Inc.	11,000	137,460
Toyo Suisan Kaisha Ltd.	5,000	124,598
Yamazaki Baking Co., Ltd.	10,000	120,189

		2,839,422

Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	4,100	185,353
Medipal Holdings Corp.	18,400	234,332
Olympus Corp. *	9,000	157,251
Suzuken Co., Ltd.	7,800	246,220
Terumo Corp.	4,100	176,590

		999,746

Household & Personal Products 0.2%
Kao Corp.	21,100	592,732
Shiseido Co., Ltd.	14,500	183,502

		776,234

Insurance 0.2%
MS&AD Insurance Group Holdings, Inc.	14,490	245,733
NKSJ Holdings, Inc.	6,800	123,961
T&D Holdings, Inc.	11,450	125,117
The Dai-ichi Life Insurance Co., Ltd.	229	264,031
Tokio Marine Holdings, Inc.	17,600	465,874

		1,224,716

Materials 1.6%
Nippon Steel & Sumitomo Metal Corp.	624,000	1,377,369
Asahi Kasei Corp.	82,000	451,103
DIC Corp.	75,000	138,291
Hitachi Chemical Co., Ltd.	7,200	101,545
JFE Holdings, Inc.	65,700	927,285

See financial notes 25

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
JSR Corp.	7,800	133,797
Kaneka Corp.	24,000	117,079
Kobe Steel Ltd.	314,000	275,647
Kuraray Co., Ltd.	14,200	165,041
Mitsubishi Chemical Holdings Corp.	90,000	356,451
Mitsubishi Gas Chemical Co., Inc.	21,000	103,757
Mitsubishi Materials Corp.	71,000	206,432
Mitsui Chemicals, Inc.	106,000	219,127
Mitsui Mining & Smelting Co., Ltd.	50,000	105,843
Nippon Paper Group, Inc.	14,243	162,889
Nitto Denko Corp.	7,300	331,624
Oji Holdings Corp.	65,000	190,606
Shin-Etsu Chemical Co., Ltd.	13,900	784,838
Showa Denko K.K.	92,000	140,729
Sumitomo Chemical Co., Ltd.	112,000	314,751
Sumitomo Metal Mining Co., Ltd.	29,000	381,925
Taiheiyo Cement Corp.	65,000	138,571
Teijin Ltd.	86,000	197,225
Toray Industries, Inc.	51,000	297,695
Tosoh Corp.	53,000	103,754
Toyo Seikan Kaisha Ltd.	19,100	203,058
Ube Industries Ltd.	64,000	146,174

		8,072,606

Media 0.1%
Dentsu, Inc.	12,801	302,381
Hakuhodo DY Holdings, Inc.	3,380	202,559

		504,940

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Astellas Pharma, Inc.	16,700	830,617
Daiichi Sankyo Co., Ltd.	27,100	414,794
Eisai Co., Ltd.	7,000	311,441
Ono Pharmaceutical Co., Ltd.	2,400	144,910
Otsuka Holdings Co., Ltd.	12,000	369,931
Shionogi & Co., Ltd.	10,000	166,019
Takeda Pharmaceutical Co., Ltd.	28,900	1,343,296

		3,581,008

Real Estate 0.3%
Daito Trust Construction Co., Ltd.	3,300	333,091
Daiwa House Industry Co., Ltd.	25,000	379,131
Mitsubishi Estate Co., Ltd.	20,000	395,811
Mitsui Fudosan Co., Ltd.	21,000	424,510
Sumitomo Realty & Development Co., Ltd.	8,500	234,873

		1,767,416

Retailing 0.3%
Edion Corp.	22,200	94,878
Fast Retailing Co., Ltd.	700	155,869
Isetan Mitsukoshi Holdings Ltd.	23,400	229,053
J. Front Retailing Co., Ltd.	39,000	202,808
Marui Group Co., Ltd.	18,300	131,639
Shimamura Co., Ltd.	1,500	156,350
Takashimaya Co., Ltd.	22,000	144,701
Yamada Denki Co., Ltd.	8,600	373,082

		1,488,380

Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	6,800	219,615
Tokyo Electron Ltd.	6,900	310,709

		530,324

Software & Services 0.3%
Konami Corp.	4,700	107,896
Nintendo Co., Ltd.	7,430	959,210
NTT Data Corp.	77	250,965

		1,318,071

Technology Hardware & Equipment 2.0%
Brother Industries Ltd.	15,400	145,238
Canon, Inc.	53,500	1,738,732
FUJIFILM Holdings Corp.	43,700	737,672
Fujitsu Ltd.	207,000	796,402
Hitachi High-Technologies Corp.	5,400	118,346
Hitachi Ltd.	269,000	1,426,554
Hoya Corp.	16,400	332,141
Ibiden Co., Ltd.	8,800	110,974
Keyence Corp.	473	125,576
Konica Minolta Holdings, Inc.	45,400	302,040
Kyocera Corp.	7,100	624,506
Mitsumi Electric Co., Ltd. *	17,600	84,712
Murata Manufacturing Co., Ltd.	6,400	311,332
NEC Corp. *	429,000	822,844
Nippon Electric Glass Co., Ltd.	30,000	152,690
Omron Corp.	10,600	211,325
Ricoh Co., Ltd.	66,000	552,346
Seiko Epson Corp.	22,600	125,682
TDK Corp.	7,200	270,748
Toshiba Corp.	217,000	806,304

		9,796,164

Telecommunication Services 1.0%
KDDI Corp.	17,500	1,359,404
Nippon Telegraph & Telephone Corp.	44,104	2,016,792
NTT DoCoMo, Inc.	715	1,036,054
Softbank Corp.	20,500	647,437

		5,059,687

Transportation 1.0%
Central Japan Railway Co.	8,300	714,248
East Japan Railway Co.	16,118	1,106,287
Hankyu Hanshin Holdings, Inc.	44,000	243,579
Kawasaki Kisen Kaisha Ltd. *	132,000	167,318
Kintetsu Corp.	37,000	145,002
Mitsui O.S.K. Lines, Ltd.	153,000	366,730
Nagoya Railroad Co., Ltd.	44,000	120,129
Nippon Express Co., Ltd.	96,000	351,310
Nippon Yusen K.K.	210,000	400,289
Seino Holdings Co., Ltd.	21,000	121,082
Tobu Railway Co., Ltd.	26,000	138,162
Tokyu Corp.	45,000	228,901
West Japan Railway Co.	9,363	408,767
Yamato Holdings Co., Ltd.	23,000	350,374

		4,862,178

Utilities 1.0%
Chubu Electric Power Co., Inc.	53,800	554,367
Electric Power Development Co., Ltd.	7,700	197,226
Hokkaido Electric Power Co., Inc.	17,000	140,003
Hokuriku Electric Power Co.	12,800	127,124
Kyushu Electric Power Co., Inc.	49,000	371,555
Osaka Gas Co., Ltd.	99,000	408,031
Shikoku Electric Power Co., Inc.	10,900	116,536
The Chugoku Electric Power Co., Inc.	22,000	236,652
The Kansai Electric Power Co., Inc.	73,200	563,014
Tohoku Electric Power Co., Inc. *	59,800	440,492

26 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tokyo Electric Power Co., Inc. *	705,400	1,151,535
Tokyo Gas Co., Ltd.	108,000	572,284

		4,878,819

		88,366,822

Luxembourg 0.0%

Telecommunication Services 0.0%
Millicom International Cellular S.A. SDR	1,400	120,868

Netherlands 6.2%

Capital Goods 0.4%
European Aeronautic Defence & Space Co., N.V.	11,395	405,547
Koninklijke BAM Groep N.V.	43,137	160,569
Koninklijke Philips Electronics N.V.	64,399	1,612,941

		2,179,057

Commercial & Professional Supplies 0.1%
Randstad Holding N.V.	7,498	245,150

Diversified Financials 1.5%
ING Groep N.V. CVA *	831,745	7,400,972
SNS Reaal N.V. (c)*	104,590	154,001

		7,554,973

Energy 1.9%
Fugro N.V. CVA	2,683	181,568
Royal Dutch Shell plc, Class A	267,907	9,184,191
SBM Offshore N.V. *	7,741	101,336

		9,467,095

Food & Staples Retailing 0.3%
Koninklijke Ahold N.V.	106,436	1,355,414

Food, Beverage & Tobacco 0.5%
CSM N.V.	8,905	181,893
Heineken Holding N.V.	4,566	231,988
Heineken N.V.	6,550	404,219
Nutreco N.V.	2,005	150,186
Unilever N.V. CVA	46,355	1,703,760

		2,672,046

Insurance 0.2%
Aegon N.V.	169,212	946,344
Delta Lloyd N.V.	11,220	186,594

		1,132,938

Materials 0.7%
Akzo Nobel N.V.	18,831	1,024,935
APERAM	10,253	148,689
ArcelorMittal	119,356	1,764,618
Koninklijke DSM N.V.	10,288	529,049

		3,467,291

Media 0.1%
Reed Elsevier N.V.	13,184	176,975
Wolters Kluwer N.V.	14,881	287,905

		464,880

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	5,383	295,916

Telecommunication Services 0.2%
Koninklijke (Royal) KPN N.V.	135,398	853,501
VimpelCom Ltd. ADR	28,800	317,376

		1,170,877

Transportation 0.2%
PostNL N.V. *	199,530	787,405
TNT Express N.V.	8,905	93,835

		881,240

		30,886,877

New Zealand 0.1%

Materials 0.0%
Fletcher Building Ltd.	38,782	224,313

Telecommunication Services 0.1%
Telecom Corp. of New Zealand Ltd.	211,139	417,395

		641,708

Norway 0.9%

Banks 0.1%
DnB A.S.A.	33,395	417,491

Capital Goods 0.1%
Orkla A.S.A.	49,382	391,186

Energy 0.4%
Aker Solutions A.S.A.	8,750	172,431
Seadrill Ltd.	4,200	170,185
Statoil A.S.A.	75,194	1,851,949

		2,194,565

Food, Beverage & Tobacco 0.0%
Marine Harvest *	178,741	140,244

Materials 0.2%
Norsk Hydro A.S.A.	109,410	492,566
Yara International A.S.A.	6,434	303,227

		795,793

Telecommunication Services 0.1%
Telenor A.S.A.	30,176	593,505

		4,532,784

Portugal 0.3%

Banks 0.1%
Banco Comercial Portugues S.A. - Reg’d *	1,528,587	138,689
Banco Espirito Santo, S.A. - Reg’d *	111,058	108,087

		246,776

Energy 0.0%
Galp Energia, SGPS, S.A.	8,155	130,544

Telecommunication Services 0.1%
Portugal Telecom, SGPS, S.A. - Reg’d	95,580	480,801

Utilities 0.1%
EDP - Energias de Portugal S.A.	167,217	454,517

		1,312,638

See financial notes 27

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Singapore 0.7%

Banks 0.2%
DBS Group Holdings Ltd.	34,056	386,754
Oversea-Chinese Banking Corp., Ltd.	44,897	333,691
United Overseas Bank Ltd.	27,952	416,842

		1,137,287

Capital Goods 0.1%
Fraser & Neave Ltd.	24,000	179,811
Keppel Corp., Ltd.	32,300	281,025
SembCorp Industries Ltd.	30,000	133,142

		593,978

Food, Beverage & Tobacco 0.0%
Wilmar International Ltd.	49,166	124,107

Media 0.1%
Singapore Press Holdings Ltd.	42,000	138,872

Technology Hardware & Equipment 0.1%
Flextronics International Ltd. *	57,000	328,890
Venture Corp., Ltd.	22,000	137,701

		466,591

Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	213,486	562,325

Transportation 0.1%
ComfortDelGro Corp., Ltd.	98,000	135,521
Singapore Airlines Ltd.	37,270	323,003

		458,524

		3,481,684

Spain 3.9%

Banks 1.8%
Banco Bilbao Vizcaya Argentaria S.A.	352,597	2,946,281
Banco de Sabadell S.A. *	116,093	283,086
Banco Popular Espanol S.A. *	145,761	227,938
Banco Santander S.A.	715,646	5,388,245
Bankia S.A. *	64,913	97,979
CaixaBank	34,196	129,871

		9,073,400

Capital Goods 0.2%
ACS, Actividades de Construccion y Servicios S.A.	14,468	309,190
Ferrovial S.A.	14,557	205,986
Fomento de Construcciones y Contratas S.A.	9,013	118,081

		633,257

Energy 0.3%
Repsol S.A.	81,109	1,625,486

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	17,553	106,339

Retailing 0.1%
Inditex S.A.	3,736	477,058

Telecommunication Services 0.9%
Telefonica S.A.	346,662	4,575,517

Transportation 0.1%
Abertis Infraestructuras S.A.	14,792	223,416

Utilities 0.5%
Acciona S.A.	4,090	251,396
Enagas S.A.	6,858	136,423
Endesa S.A.	10,660	227,094
Gas Natural SDG S.A.	18,631	289,464
Iberdrola S.A.	285,124	1,476,645
Red Electrica Corp. S.A.	3,132	146,953

		2,527,975

		19,242,448

Sweden 2.4%

Automobiles & Components 0.1%
Autoliv, Inc.	4,400	253,440

Banks 0.5%
Nordea Bank AB	84,657	769,502
Skandinaviska Enskilda Banken AB, A Shares	64,056	531,523
Svenska Handelsbanken AB, A Shares	18,617	638,883
Swedbank AB, A Shares	20,988	389,841

		2,329,749

Capital Goods 0.9%
Alfa Laval AB	8,818	153,408
Assa Abloy AB, B Shares	8,286	276,054
Atlas Copco AB, A Shares	24,672	606,715
Atlas Copco AB, B Shares	11,710	256,779
NCC AB, B Shares	8,159	152,876
Sandvik AB	45,052	626,020
Scania AB, B Shares	12,583	240,092
Skanska AB, B Shares	27,004	423,019
SKF AB, B Shares	16,884	381,034
Trelleborg AB, B Shares	11,811	128,702
Volvo AB, A Shares	19,565	263,427
Volvo AB, B Shares	56,395	761,006

		4,269,132

Commercial & Professional Supplies 0.0%
Securitas AB, B Shares	26,224	190,982

Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares	18,348	470,363
Husqvarna AB, B Shares	29,948	173,957

		644,320

Food, Beverage & Tobacco 0.0%
Swedish Match AB	5,332	181,793

Household & Personal Products 0.1%
Svenska Cellulosa AB, B Shares	39,214	764,524

Materials 0.1%
Boliden AB	17,460	305,963
SSAB AB, A Shares	24,619	176,365
SSAB AB, B Shares	8,242	50,973

		533,301

Retailing 0.1%
Hennes & Mauritz AB, B Shares	21,889	742,179

Technology Hardware & Equipment 0.3%
Telefonaktiebolaget LM Ericsson, B Shares	143,852	1,274,395

28 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.2%
Tele2 AB, B Shares	21,618	360,866
TeliaSonera AB	99,827	656,285

		1,017,151

		12,200,966

Switzerland 5.4%

Capital Goods 0.5%
ABB Ltd. - Reg’d *	58,039	1,048,179
Foster Wheeler AG *	6,400	142,528
Geberit AG - Reg’d *	848	175,150
Schindler Holding AG	992	130,921
Schindler Holding AG - Reg’d	193	24,972
Wolseley plc	19,842	869,821

		2,391,571

Commercial & Professional Supplies 0.1%
Adecco S.A. - Reg’d *	10,576	512,856
SGS S.A. - Reg’d	107	226,831

		739,687

Consumer Durables & Apparel 0.2%
Compagnie Financiere Richemont S.A., Series A	8,172	530,346
The Swatch Group AG - Bearer Shares	514	212,759
The Swatch Group AG - Reg’d	832	60,516

		803,621

Diversified Financials 0.4%
Credit Suisse Group AG - Reg’d *	53,948	1,254,579
GAM Holding AG *	8,842	123,659
UBS AG - Reg’d *	40,382	605,875

		1,984,113

Energy 0.3%
Noble Corp.	9,700	366,078
Transocean Ltd. *	18,013	823,985
Weatherford International Ltd. *	30,600	345,780

		1,535,843

Food, Beverage & Tobacco 1.1%
Nestle S.A. - Reg’d	86,813	5,511,599

Insurance 0.6%
Baloise Holding AG - Reg’d	2,317	193,391
Swiss Life Holding AG - Reg’d *	2,599	328,220
Swiss Re AG *	11,996	830,091
Zurich Insurance Group AG *	7,135	1,758,918

		3,110,620

Materials 0.5%
Clariant AG - Reg’d *	14,373	154,021
Givaudan S.A. - Reg’d *	166	166,048
Glencore International plc	52,687	292,373
Holcim Ltd. - Reg’d *	12,678	865,225
Sika AG	72	150,035
Syngenta AG - Reg’d	1,683	656,184

		2,283,886

Media 0.0%
Informa plc	21,190	137,163

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Lonza Group AG - Reg’d *	2,658	134,809
Novartis AG - Reg’d	61,676	3,719,096
Roche Holding AG	15,063	2,901,512
Roche Holding AG - Bearer Shares	577	114,497

		6,869,914

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	71,813	423,336

Technology Hardware & Equipment 0.1%
TE Connectivity Ltd.	17,400	559,932

Telecommunication Services 0.1%
Swisscom AG - Reg’d	914	380,463

Transportation 0.0%
Kuehne & Nagel International AG - Reg’d	1,601	187,290

		26,919,038

United Kingdom 20.0%

Automobiles & Components 0.0%
GKN plc	64,860	218,150

Banks 2.8%
Barclays plc	812,155	3,003,130
Bradford & Bingley plc (a)(b)*	87,225	—
HSBC Holdings plc	779,778	7,688,052
Lloyds Banking Group plc *	2,402,341	1,581,946
Royal Bank of Scotland Group plc *	155,415	693,942
Standard Chartered plc	38,273	906,172

		13,873,242

Capital Goods 0.7%
BAE Systems plc	200,422	1,011,579
Balfour Beatty plc	43,515	221,813
Bunzl plc	12,735	210,947
Carillion plc	28,212	140,417
Cobham plc	36,458	126,750
Cookson Group plc	13,032	123,111
IMI plc	11,448	176,755
Meggitt plc	18,091	112,835
Rolls-Royce Holdings plc *	43,855	606,049
SIG plc	87,238	147,788
Smiths Group plc	15,556	265,801
Travis Perkins plc	12,852	224,587

		3,368,432

Commercial & Professional Supplies 0.2%
Aggreko plc	3,195	111,122
Capita plc	16,334	190,849
G4S plc	63,020	265,225
Hays plc	143,170	188,776
Rentokil Initial plc	109,152	155,372
Serco Group plc	15,895	145,497

		1,056,841

Consumer Durables & Apparel 0.2%
Barratt Developments plc *	112,244	344,083
Burberry Group plc	7,401	139,642
Persimmon plc	24,028	309,164
Taylor Wimpey plc	118,810	117,427

		910,316

Consumer Services 0.6%
Carnival plc	11,874	472,970
Compass Group plc	69,459	763,216

See financial notes 29

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Enterprise Inns plc *	228,797	269,014
InterContinental Hotels Group plc	7,063	174,751
Thomas Cook Group plc *	1,017,694	337,166
TUI Travel plc	85,637	347,454
Whitbread plc	9,038	343,472
William Hill plc	32,406	177,065

		2,885,108

Diversified Financials 0.1%
ICAP plc	23,061	121,324
Man Group plc *	254,822	323,819

		445,143

Energy 4.5%
AMEC plc	10,702	183,622
BG Group plc	83,569	1,551,615
BP plc	1,928,270	13,770,924
Ensco plc, Class A	3,800	219,716
John Wood Group plc	11,868	163,122
Royal Dutch Shell plc, B Shares	196,692	6,957,468

		22,846,467

Food & Staples Retailing 0.9%
J. Sainsbury plc	157,063	900,538
Tesco plc	512,724	2,653,054
WM Morrison Supermarkets plc	190,400	824,384

		4,377,976

Food, Beverage & Tobacco 1.5%
Associated British Foods plc	15,123	338,430
British American Tobacco plc	45,303	2,247,009
Diageo plc	58,319	1,667,253
Imperial Tobacco Group plc	23,439	886,449
SABMiller plc	17,443	748,619
Tate & Lyle plc	20,147	236,142
Unilever plc	35,757	1,333,848

		7,457,750

Health Care Equipment & Services 0.1%
Smith & Nephew plc	27,504	290,859

Household & Personal Products 0.2%
Reckitt Benckiser Group plc	14,058	851,692

Insurance 0.9%
Amlin plc	26,398	159,133
Aviva plc	251,072	1,344,589
Legal & General Group plc	183,780	398,384
Old Mutual plc	206,500	574,784
Prudential plc	51,371	705,508
Resolution Ltd.	83,885	295,748
RSA Insurance Group plc	216,303	392,621
Standard Life plc	74,602	352,257
Willis Group Holdings plc	3,900	131,313

		4,354,337

Materials 1.7%
Anglo American plc	79,095	2,437,250
Antofagasta plc	8,668	176,343
BHP Billiton plc	53,870	1,726,599
Johnson Matthey plc	11,012	400,709
Kazakhmys plc	11,647	133,629
Mondi plc	26,401	291,029
Rexam plc	48,080	347,166
Rio Tinto plc	38,280	1,912,331
Vedanta Resources plc	8,593	157,888
Xstrata plc	65,278	1,034,092

		8,617,036

Media 0.3%
British Sky Broadcasting Group plc	26,656	305,074
ITV plc	128,456	179,840
Pearson plc	27,508	553,101
Reed Elsevier plc	22,648	221,845
UBM plc	19,739	223,147

		1,483,007

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
AstraZeneca plc	75,056	3,480,703
GlaxoSmithKline plc	220,580	4,942,632

		8,423,335

Real Estate 0.1%
British Land Co., plc	23,796	203,257
Land Securities Group plc	28,154	365,867

		569,124

Retailing 0.6%
Dixons Retail plc *	1,014,963	338,627
Home Retail Group plc	337,605	623,278
Inchcape plc	46,115	299,906
Kingfisher plc	148,752	696,458
Marks & Spencer Group plc	134,821	858,081
Next plc	7,826	451,139

		3,267,489

Software & Services 0.0%
The Sage Group plc	35,937	180,495

Telecommunication Services 1.8%
BT Group plc	556,703	1,913,157
Cable & Wireless Communications plc	491,392	297,544
Vodafone Group plc	2,526,553	6,861,187

		9,071,888

Transportation 0.1%
FirstGroup plc	59,580	183,161
National Express Group plc	36,638	100,776

		283,937

Utilities 1.0%
Centrica plc	242,907	1,271,695
Drax Group plc	30,414	276,032
National Grid plc	152,933	1,744,131
Pennon Group plc	11,943	138,345
Severn Trent plc	10,144	263,086
SSE plc	44,779	1,047,346
United Utilities Group plc	40,221	439,749

		5,180,384

		100,013,008

Total Common Stock
(Cost $490,085,799)		490,995,014

Preferred Stock 0.4% of net assets

Germany 0.4%

Automobiles & Components 0.3%
Bayerische Motoren Werke AG	2,734	151,458

30 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Volkswagen AG	7,088	1,471,651

		1,623,109

Household & Personal Products 0.1%
Henkel AG & Co. KGaA	4,607	368,365

Utilities 0.0%
RWE AG	4,508	186,809

		2,178,283

Italy 0.0%

Diversified Financials 0.0%
EXOR S.p.A.	1,901	41,661

United Kingdom 0.0%

Aerospace & Defense 0.0%
Rolls-Royce Holdings plc, C Shares (a)*	3,332,980	5,378

Total Preferred Stock
(Cost $1,412,454)		2,225,322

Rights 0.0% of net assets

Hong Kong 0.0%
Esprit Holdings Ltd. (a)*	111,792	30,003

Total Rights
(Cost $—)		30,003

Other Investment Company 1.2% of net assets

United States 1.2%
iShares MSCI EAFE Index Fund	110,000	5,892,700

Total Other Investment Company
(Cost $5,336,587)		5,892,700

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Brown Brothers Harriman
Japanese Yen
0.01%, 11/01/12	122,791	1,538
Pound Sterling
0.08%, 11/01/12	144	233
Hong Kong Dollar
0.01%, 11/01/12	5,449	703
Citibank
Euro Currency
(0.02)%, 11/01/12	121,858	157,946
JPMorgan Chase
Canadian Dollar
0.21%, 11/01/12	24,300	24,330
Societe Generale
US Dollar
0.03%, 11/01/12	245,261	245,261

Total Short-Term Investments
(Cost $430,011)		430,011

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.1% of net assets

Wells Fargo Advantage Government Money Market Fund	664,945	664,945

Total Collateral Invested for Securities on Loan
(Cost $664,945)		664,945

End of Collateral Invested for Securities on Loan.

At 10/31/12, the tax basis cost of the fund’s investments was $522,514,272 and the unrealized appreciation and depreciation were $24,959,942 and ($47,901,164), respectively, with a net unrealized depreciation of ($22,941,222).

At 10/31/12, the values of certain foreign securities held by the fund aggregating $456,582,540 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $6,079 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
Reg’d —	Registered
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

See financial notes 31

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

97.5%		Common Stock	85,502,542	88,117,980
0.4%		Preferred Stock	328,969	403,448
0.0%		Rights	—	—
0.0%		Warrants	—	—
1.6%		Other Investment Companies	1,433,979	1,409,952
0.2%		Short-Term Investments	148,489	148,489

99.7%		Total Investments	87,413,979	90,079,869
1.3%		Collateral Invested for Securities on Loan	1,156,931	1,156,931
(1	.0)%	Other Assets and Liabilities, Net		(897,438)

100.0%		Total Net Assets		90,339,362

	Number	Value
Security	of Shares	($)

Common Stock 97.5% of net assets

Australia 4.6%

Banks 0.1%
Bank of Queensland Ltd.	7,176	56,352
Bendigo & Adelaide Bank Ltd.	9,468	79,300

		135,652

Capital Goods 0.4%
Boart Longyear Ltd.	31,714	47,896
Bradken Ltd.	5,784	29,607
Emeco Holdings Ltd.	44,239	31,859
GWA Group Ltd.	21,688	39,282
Macmahon Holdings Ltd.	60,864	20,132
Monadelphous Group Ltd.	1,802	39,400
UGL Ltd.	10,053	111,390

		319,566

Commercial & Professional Supplies 0.2%
ALS Ltd.	5,897	56,608
Seek Ltd.	2,127	14,730
Skilled Group Ltd.	6,557	18,078
Transfield Services Ltd.	34,550	56,908
Transpacific Industries Group Ltd. *	52,319	41,441

		187,765

Consumer Durables & Apparel 0.1%
Billabong International Ltd.	37,204	34,076
G.U.D. Holdings Ltd.	3,890	33,860

		67,936

Consumer Services 0.2%
Aristocrat Leisure Ltd.	25,538	74,645
Echo Entertainment Group Ltd.	6,058	22,017
Flight Centre Ltd. (a)	1,507	41,578

		138,240

Diversified Financials 0.2%
ASX Ltd.	2,800	86,213
Perpetual Ltd.	2,501	72,362

		158,575

Energy 0.1%
AWE Ltd.	26,852	36,993
Beach Energy Ltd.	31,979	45,673

		82,666

Food, Beverage & Tobacco 0.3%
Goodman Fielder Ltd. *	238,710	144,607
GrainCorp Ltd., Class A	5,343	67,851
Treasury Wine Estates Ltd.	4,835	24,773

		237,231

Health Care Equipment & Services 0.5%
Ansell Ltd.	5,812	94,171
Cochlear Ltd.	973	71,858
Primary Health Care Ltd.	18,565	74,882
Ramsay Health Care Ltd.	2,487	61,332
Sigma Pharmaceuticals Ltd.	189,404	132,511

		434,754

Insurance 0.1%
Challenger Ltd.	13,629	45,630
NIB Holdings Ltd.	12,367	23,257

		68,887

Materials 0.3%
Adelaide Brighton Ltd.	21,100	69,362
Aquarius Platinum Ltd. *	49,397	29,309
Gunns Ltd. (b)(c)*	124,356	—
Iluka Resources Ltd.	4,101	42,065
Kagara Ltd. (b)(c)*	83,968	—
Nufarm Ltd.	13,273	79,127
OZ Minerals Ltd.	11,058	93,827

		313,690

Media 0.1%
APN News & Media Ltd.	114,357	43,828
Seven West Media Ltd.	15,529	19,577
Southern Cross Media Group Ltd.	22,497	24,257
Ten Network Holdings Ltd.	69,053	20,077

		107,739

Real Estate 0.7%
Australand Property Group	12,210	38,215
CFS Retail Property Trust Group	43,512	88,163
Commonwealth Property Office Fund	51,040	57,142
Dexus Property Group	135,479	138,274
Goodman Group	24,333	111,706
GPT Group	38,872	143,549
Investa Office Fund	14,245	43,912

		620,961

Retailing 0.5%
David Jones Ltd.	46,196	127,856
Harvey Norman Holdings Ltd.	29,522	58,315
JB Hi-Fi Ltd. (a)	4,628	49,197

32 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Myer Holdings Ltd	35,837	72,637
Pacific Brands Ltd.	161,370	103,790
Premier Investments Ltd.	7,390	47,255

		459,050

Software & Services 0.1%
Computershare Ltd.	14,411	129,781

Transportation 0.4%
QR National Ltd.	15,283	59,283
Sydney Airport	46,956	165,158
Transurban Group	17,558	110,818
Virgin Australia Holdings Ltd. *	98,519	50,027
Virgin Australia International Holdings (b)(c)	176,214	—

		385,286

Utilities 0.3%
APA Group (a)	14,796	79,196
DUET Group	53,736	116,453
SP AusNet	68,200	75,031

		270,680

		4,118,459

Austria 0.9%

Banks 0.2%
Raiffeisen Bank International AG	3,426	137,231

Capital Goods 0.3%
Andritz AG	2,558	154,141
Semperit AG Holding	688	29,000
Strabag SE - BR	3,062	76,980
Zumtobel AG	3,388	36,242

		296,363

Insurance 0.1%
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,955	84,004

Materials 0.1%
Lenzing AG	180	16,023
RHI AG	1,313	37,156

		53,179

Transportation 0.2%
Flughafen Wien AG	1,032	46,798
Oesterreichische Post AG	2,777	106,975

		153,773

Utilities 0.0%
Verbund AG	1,916	44,676

		769,226

Belgium 1.2%

Capital Goods 0.0%
Compagnie d’Enterprises CFE	684	33,654

Diversified Financials 0.3%
Ackermans & van Haaren N.V.	536	43,641
Gimv N.V.	972	46,980
Groupe Bruxelles Lambert S.A.	1,556	115,034
Sofina S.A.	498	42,279

		247,934

Energy 0.0%
Euronav S.A. *	5,166	28,458

Health Care Equipment & Services 0.1%
Agfa Gevaert N.V. *	75,864	123,897

Materials 0.2%
Nyrstar *	14,941	86,894
Tessenderlo Chemie N.V.	3,794	110,091

		196,985

Real Estate 0.1%
Befimmo S.C.A.	228	13,890
Cofinimmo	419	47,650

		61,540

Retailing 0.2%
S.A. D’Ieteren N.V.	2,829	136,790

Technology Hardware & Equipment 0.1%
Barco N.V.	974	67,002
EVS Broadcast Equipment S.A.	576	33,437

		100,439

Telecommunication Services 0.1%
Telenet Group Holding N.V.	1,477	67,666

Utilities 0.1%
Elia System Operator S.A./N.V.	1,737	70,976

		1,068,339

Canada 8.5%

Automobiles & Components 0.1%
Linamar Corp.	4,133	91,040
Martinrea International, Inc. *	5,278	37,943

		128,983

Banks 0.2%
Canadian Western Bank	1,221	36,138
Genworth MI Canada, Inc.	2,600	53,263
Home Capital Group, Inc.	600	30,548
Laurentian Bank of Canada	863	38,408

		158,357

Capital Goods 0.7%
Aecon Group, Inc.	3,300	38,031
ATS Automation Tooling Systems, Inc. *	3,700	34,453
Bird Construction, Inc.	1,000	14,598
CAE, Inc.	8,599	94,621
Russel Metals, Inc.	5,503	153,726
Superior Plus Corp.	17,400	170,037
Toromont Industries Ltd.	4,716	92,549
Wajax Corp.	1,300	58,183

		656,198

Commercial & Professional Supplies 0.4%
Newalta Corp.	3,200	45,016
Progressive Waste Solutions Ltd.	4,700	90,965
Ritchie Bros. Auctioneers, Inc. (a)	2,200	48,791
Stantec, Inc.	1,500	51,664
Transcontinental, Inc., Class A	9,737	100,417

		336,853

Consumer Durables & Apparel 0.2%
Dorel Industries, Inc., Class B	3,210	114,773

See financial notes 33

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Gildan Activewear, Inc.	3,202	109,036

		223,809

Consumer Services 0.0%
EnerCare, Inc.	3,700	31,526

Diversified Financials 0.4%
AGF Management Ltd., Class B	5,972	59,615
Canaccord Financial, Inc.	2,200	10,992
CI Financial Corp.	7,000	163,585
Davis & Henderson Corp.	3,400	71,353
Dundee Corp., Class A *	1,687	42,397
GMP Capital, Inc.	7,500	39,499

		387,441

Energy 2.3%
Advantage Oil & Gas Ltd. *	25,700	92,636
AltaGas Ltd.	3,300	111,184
Baytex Energy Corp.	2,800	127,419
Bellatrix Exploration Ltd. *	8,000	33,322
Bonavista Energy Corp.	7,300	130,907
Ensign Energy Services, Inc.	7,692	114,985
Freehold Royalties Ltd.	800	16,244
Gibson Energy, Inc.	2,000	45,977
Keyera Corp.	2,300	111,644
Mullen Group Ltd.	4,700	97,459
Nuvista Energy Ltd. *	3,500	18,293
Pacific Rubiales Energy Corp.	1,800	42,335
Parkland Fuel Corp.	4,400	75,070
Pembina Pipeline Corp.	9,200	257,278
PetroBakken Energy Ltd., Class A (a)	3,000	37,877
Petrobank Energy & Resources Ltd. *	3,300	45,333
Peyto Exploration & Development Corp.	3,100	75,735
Progress Energy Resources Corp.	5,300	106,769
Savanna Energy Services Corp.	1,700	11,830
ShawCor Ltd., Class A	2,122	94,547
Trican Well Service Ltd.	4,641	55,390
Trilogy Energy Corp.	1,000	27,374
Trinidad Drilling Ltd.	10,451	69,272
Veresen, Inc.	7,400	95,505
Vermilion Energy, Inc.	2,500	119,524
Zargon Oil & Gas Ltd.	2,600	22,310

		2,036,219

Food & Staples Retailing 0.2%
Liquor Stores N.A. Ltd.	800	14,690
The Jean Coutu Group (PJC), Inc., Class A	8,000	120,230
The North West Co., Inc.	3,300	77,317

		212,237

Food, Beverage & Tobacco 0.2%
Cott Corp. *	8,300	63,408
Maple Leaf Foods, Inc.	8,414	93,513

		156,921

Health Care Equipment & Services 0.1%
CML Healthcare, Inc.	6,262	53,105

Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	3,100	84,891

Materials 1.4%
Agnico-Eagle Mines Ltd.	1,600	90,337
Canfor Corp. *	5,198	74,112
CCL Industries, Inc., Class B	1,419	52,540
Centerra Gold, Inc.	2,780	31,537
Chemtrade Logistics Income Fund	2,700	43,930
Eldorado Gold Corp.	1,500	22,168
Harry Winston Diamond Corp. *	4,045	58,037
HudBay Minerals, Inc.	8,996	83,497
IAMGOLD Corp.	5,665	87,917
Inmet Mining Corp.	1,796	92,610
Lundin Mining Corp. *	20,109	104,698
Major Drilling Group International, Inc.	2,500	25,857
PAN American Silver Corp.	1,800	39,487
Sherritt International Corp.	23,400	101,215
Silver Wheaton Corp.	474	19,102
Thompson Creek Metals Co., Inc. (a)*	12,017	31,524
West Fraser Timber Co., Ltd.	2,823	170,977
Yamana Gold, Inc.	6,200	125,211

		1,254,756

Media 0.5%
Aimia, Inc.	7,200	107,847
Astral Media, Inc., Class A	1,652	67,618
Cineplex, Inc.	1,900	58,974
Cogeco Cable, Inc.	853	32,591
Corus Entertainment, Inc., Class B	3,683	83,377
Torstar Corp, Class B	7,906	63,723

		414,130

Real Estate 0.4%
Boardwalk Real Estate Investment Trust	470	30,245
Brookfield Office Properties, Inc.	6,200	95,475
Calloway Real Estate Investment Trust	1,070	31,015
Canadian Real Estate Investment Trust	732	30,519
Granite Real Estate, Inc.	800	29,333
H&R REIT	2,000	48,320
RioCan REIT	2,400	65,458

		330,365

Retailing 0.1%
Dollarama, Inc.	1,000	63,169
Reitmans (Canada) Ltd., Class A	5,225	64,976

		128,145

Software & Services 0.1%
MacDonald, Dettwiler & Associates Ltd.	932	52,258
Open Text Corp. *	723	38,859

		91,117

Telecommunication Services 0.1%
Manitoba Telecom Services, Inc.	3,000	100,716

Transportation 0.2%
Chorus Aviation, Inc.	21,900	67,098
TransForce, Inc.	5,100	93,089
Westshore Terminals Investment Corp.	1,400	39,698

		199,885

Utilities 0.8%
Algonquin Power & Utilities Corp.	5,100	35,285
Atco Ltd., Class I	2,100	155,153
Canadian Utilities Ltd., Class A	1,700	114,042
Capital Power Corp.	2,000	42,874
Emera, Inc.	4,000	139,775

34 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Just Energy Group, Inc.	6,300	64,467
Northland Power, Inc.	2,200	42,645
Valener, Inc.	8,600	137,083

		731,324

		7,716,978

Denmark 1.4%

Banks 0.2%
Jyske Bank A/S - Reg’d *	4,040	122,980
Sydbank A/S *	4,948	90,638

		213,618

Capital Goods 0.2%
NKT Holding A/S	2,280	76,423
Rockwool International A/S, B Shares	793	74,645

		151,068

Consumer Durables & Apparel 0.0%
Pandora A/S	1,307	20,753

Food, Beverage & Tobacco 0.1%
East Asiatic Co., Ltd. A/S	4,709	90,938
Royal UNIBREW A/S	188	14,965

		105,903

Health Care Equipment & Services 0.2%
Coloplast A/S, Class B	377	82,693
GN Store Nord A/S	5,404	84,694
William Demant Holding A/S *	427	36,724

		204,111

Insurance 0.2%
Topdanmark A/S *	479	97,142
Tryg A/S	1,381	90,170

		187,312

Materials 0.2%
Christian Hansen Holding A/S	463	14,489
Novozymes A/S, B Shares	4,314	119,191

		133,680

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
H. Lundbeck A/S	3,799	66,090

Software & Services 0.1%
SimCorp A/S	254	55,563

Transportation 0.1%
D/S Norden A/S	4,718	124,432

		1,262,530

Finland 2.0%

Automobiles & Components 0.2%
Nokian Renkaat Oyj	3,454	143,848

Capital Goods 0.7%
Cargotec Oyj, B Shares	2,651	58,469
Cramo Oyj	2,406	24,473
Konecranes Oyj	3,715	118,131
Outotec Oyj	2,407	117,610
Ramirent Oyj	5,264	39,395
Uponor Oyj	7,650	86,311
YIT Oyj	8,139	160,494

		604,883

Commercial & Professional Supplies 0.1%
Lassila & Tikanoja Oyj *	3,153	48,346

Consumer Durables & Apparel 0.1%
Amer Sports Oyj	7,704	109,167

Diversified Financials 0.1%
Pohjola Bank plc, A Shares	7,389	100,797

Health Care Equipment & Services 0.0%
Oriola-KD Oyj, B Shares	12,867	34,856

Materials 0.4%
Huhtamaki Oyj	9,575	161,892
Kemira Oyj	8,574	114,067
Metsa Board Oyj, B Shares *	35,839	107,582
Tikkurila Oyj	796	15,084

		398,625

Media 0.2%
Sanoma Oyj (a)	14,474	140,745

Real Estate 0.0%
Sponda Oyj	8,033	35,632

Retailing 0.1%
Stockmann Oyj Abp, B Shares	2,961	55,699

Software & Services 0.1%
Tieto Oyj	7,291	139,939

		1,812,537

France 5.1%

Automobiles & Components 0.1%
Faurecia	3,579	53,887
Plastic Omnium S.A.	1,620	44,790

		98,677

Banks 0.1%
Natixis	32,326	106,097

Capital Goods 0.3%
Areva S.A. *	3,857	67,770
Mersen S.A.	1,537	38,902
Saft Groupe S.A.	1,572	34,964
Zodiac Aerospace	1,365	139,959

		281,595

Commercial & Professional Supplies 0.6%
Bureau Veritas S.A.	1,098	116,615
Derichebourg S.A.	11,721	33,152
Edenred	2,855	82,621
Societe BIC S.A.	1,138	138,863
Teleperformance	5,690	172,298

		543,549

Consumer Durables & Apparel 0.3%
Beneteau	2,720	27,171
Hermes International	220	60,058
Nexity S.A.	3,650	112,540
SEB S.A.	1,299	84,581

		284,350

Consumer Services 0.1%
Club Mediterranee S.A. *	2,989	47,513

Diversified Financials 0.1%
Eurazeo	2,700	123,770

See financial notes 35

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.1%
Bourbon S.A.	2,411	65,095
Etablissements Maurel et Prom	2,802	39,054

		104,149

Food, Beverage & Tobacco 0.1%
Remy Cointreau S.A.	439	45,532
Vilmorin & Cie	134	15,920

		61,452

Health Care Equipment & Services 0.1%
bioMerieux	612	59,305
Orpea	405	16,560

		75,865

Insurance 0.1%
Euler Hermes S.A.	982	67,764

Materials 0.4%
Ciments Francais S.A.	1,008	61,341
Eramet	700	89,017
Imerys S.A.	2,376	133,668
SA des Ciments Vicat	1,802	97,134

		381,160

Media 0.8%
Eutelsat Communications S.A.	3,719	119,085
Havas S.A.	11,767	59,552
Ipsos	1,311	46,089
JC Decaux S.A.	2,436	51,568
Metropole Television S.A.	6,661	92,925
PagesJaunes Groupe *	40,854	74,361
Societe d’Edition de Canal +	6,635	39,835
Societe Television Francaise 1	13,636	117,189
Technicolor - Reg’d *	47,684	121,142

		721,746

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Ipsen S.A.	1,348	34,769

Real Estate 0.5%
Fonciere des Regions	1,792	144,234
Gecina S.A.	860	95,398
ICADE	1,311	117,992
Klepierre	3,105	115,175
Societe Immobilliere de Location pour l’Industrie et le Commerce	323	36,214

		509,013

Retailing 0.1%
CFAO	1,875	90,513

Software & Services 0.6%
Alten	1,191	37,481
Altran Technologies S.A. *	9,906	66,729
AtoS	2,945	197,733
Dassault Systemes S.A.	877	92,527
UbiSoft Entertainment S.A. *	12,336	114,779

		509,249

Technology Hardware & Equipment 0.2%
Ingenico S.A.	822	43,524
Neopost S.A.	2,451	134,376

		177,900

Telecommunication Services 0.1%
Iliad S.A.	377	58,093

Transportation 0.3%
Aeroports de Paris	1,803	139,536
Bollore	130	38,528
Groupe Eurotunnel S.A. - Reg’d	11,772	89,649

		267,713

Utilities 0.1%
Rubis	1,296	79,075

		4,624,012

Germany 3.2%

Automobiles & Components 0.1%
ElringKlinger AG	1,295	36,101
Leoni AG	2,099	70,130

		106,231

Banks 0.1%
Aareal Bank AG *	3,016	64,854

Capital Goods 0.7%
Bauer AG	1,418	30,698
BayWa AG	2,070	93,813
Deutz AG *	8,710	38,206
Duerr AG	619	46,435
Gildemeister AG	3,329	61,784
Heidelberger Druckmaschinen AG *	72,082	108,187
Indus Holding AG	2,101	52,896
Krones AG	865	51,030
Nordex SE *	6,263	21,917
Pfeiffer Vacuum Technology AG	357	36,498
SGL Carbon SE	1,196	47,703
Vossloh AG	438	44,181

		633,348

Consumer Durables & Apparel 0.1%
Gerry Weber International AG	323	14,688
Hugo Boss AG	418	41,953
Puma SE	185	52,797

		109,438

Food, Beverage & Tobacco 0.2%
Suedzucker AG	3,696	143,275

Health Care Equipment & Services 0.1%
Rhoen-klinikum AG	6,462	126,013

Materials 0.3%
Fuchs Petrolub AG	617	38,454
Symrise AG	4,474	160,932
Wacker Chemie AG (a)	1,456	82,324

		281,710

Media 0.3%
Axel Springer AG	1,877	80,541
GfK SE	775	35,289
Kabel Deutschland Holding AG	1,549	111,767

		227,597

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Gerresheimer AG *	1,442	71,575
Stada Arzneimittel AG	4,032	122,112

		193,687

Real Estate 0.1%
Deutsche Euroshop AG	835	34,126

36 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Gagfah S.A. *	1,770	20,144

		54,270

Retailing 0.2%
Douglas Holding AG	2,219	108,345
Fielmann AG	554	53,979

		162,324

Semiconductors & Semiconductor Equipment 0.1%
Aixtron SE	1,596	20,935
Kontron AG	6,328	29,745
SMA Solar Technology AG	399	8,571

		59,251

Software & Services 0.2%
Bechtle AG	1,275	48,116
Software AG	2,202	88,429
United Internet AG - Reg’d	3,449	69,021

		205,566

Technology Hardware & Equipment 0.2%
Jenoptik AG	4,168	39,492
Wincor Nixdorf AG	2,895	129,099

		168,591

Telecommunication Services 0.1%
Freenet AG	7,065	116,801

Transportation 0.2%
Fraport AG	1,619	95,009
Hamburger Hafen und Logistik AG	1,309	31,827
Sixt AG	4,259	79,250

		206,086

		2,859,042

Greece 0.7%

Banks 0.2%
Eurobank Ergasias S.A. *	188,000	219,072
TT Hellenic Postbank S.A. (b)(c)*	24,275	—

		219,072

Diversified Financials 0.1%
Marfin Investment Group S.A. *	137,062	61,056

Materials 0.2%
Mytilineos Holdings S.A. *	14,521	65,929
Titan Cement Co. *	7,660	142,727

		208,656

Retailing 0.1%
JUMBO S.A. *	8,000	52,968

Transportation 0.1%
Diana Shipping, Inc. *	5,100	36,720
DryShips, Inc. *	24,000	53,280

		90,000

		631,752

Hong Kong 3.5%

Banks 0.2%
Bank of East Asia Ltd.	35,000	129,299
Wing Hang Bank Ltd.	5,000	52,927

		182,226

Capital Goods 0.3%
Jardine Strategic Holdings Ltd.	4,500	163,347
Johnson Electric Holdings Ltd.	79,000	50,617
NWS Holdings Ltd.	42,000	63,298

		277,262

Consumer Durables & Apparel 0.1%
Techtronic Industries Co., Ltd.	65,500	124,156

Consumer Services 0.2%
Cafe De Coral Holdings Ltd.	12,000	35,489
Sands China Ltd.	7,600	28,409
SJM Holdings Ltd.	43,000	93,191
Wynn Macau Ltd.	6,400	18,030

		175,119

Diversified Financials 0.3%
First Pacific Co., Ltd.	68,000	75,601
Guoco Group Ltd.	2,000	18,422
Hong Kong Exchanges & Clearing Ltd.	9,000	147,714
Sun Hung Kai & Co., Ltd.	45,000	25,684

		267,421

Media 0.1%
Television Broadcasts Ltd.	8,000	59,514

Real Estate 1.7%
Great Eagle Holdings Ltd.	19,000	56,204
Hang Lung Group Ltd.	14,000	82,749
Hang Lung Properties Ltd.	31,000	107,340
Henderson Land Development Co., Ltd.	16,000	110,341
Hongkong Land Holdings Ltd.	21,000	132,778
Hysan Development Co., Ltd.	7,000	30,879
Kerry Properties Ltd.	19,000	94,197
New World Development Co., Ltd.	120,000	184,630
Sino Land Co., Ltd.	84,000	149,861
Sun Hung Kai Properties Ltd.	20,000	276,479
The Link REIT	34,000	168,958
Wheelock & Co., Ltd.	21,000	91,600

		1,486,016

Retailing 0.1%
Chow Sang Sang Holdings International Ltd.	18,000	38,218
Luk Fook Holdings International Ltd.	5,000	12,489

		50,707

Technology Hardware & Equipment 0.1%
VTech Holdings Ltd.	8,500	100,690

Telecommunication Services 0.0%
Hutchison Telecommunications Hong Kong Holdings Ltd.	34,000	14,100

Transportation 0.4%
Cathay Pacific Airways Ltd.	72,000	130,035
MTR Corp., Ltd.	25,000	97,516
Pacific Basin Shipping Ltd.	254,000	135,566
Seaspan Corp.	2,200	34,914

		398,031

		3,135,242

Ireland 0.9%

Capital Goods 0.2%
Grafton Group plc	36,877	161,175

See financial notes 37

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Kingspan Group plc	9,658	100,726

		261,901

Consumer Services 0.1%
Paddy Power plc	960	70,824

Food, Beverage & Tobacco 0.2%
C&C Group plc	21,229	101,644
Glanbia plc	4,639	44,014
Greencore Group plc	44,251	64,982

		210,640

Health Care Equipment & Services 0.1%
United Drug plc	25,122	91,658

Insurance 0.1%
FBD Holdings plc	4,466	55,860

Materials 0.1%
James Hardie Industries plc CDI	8,326	79,644

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
ICON plc Sponsored ADR *	2,200	51,788

		822,315

Israel 1.0%

Banks 0.1%
Israel Discount Bank Ltd., Class A *	47,816	67,452
Mizrahi Tefahot Bank Ltd. *	4,162	37,793

		105,245

Capital Goods 0.2%
Clal Industries Ltd.	9,226	32,586
Delek Group Ltd.	335	63,702
Elbit Systems Ltd.	1,491	52,494

		148,782

Energy 0.2%
Oil Refineries Ltd. *	160,479	77,271
Paz Oil Co., Ltd.	532	70,105

		147,376

Food & Staples Retailing 0.0%
Shufersal Ltd.	11,995	32,403

Materials 0.1%
The Israel Corp., Ltd.	170	115,527

Software & Services 0.2%
Check Point Software Technologies Ltd. *	2,600	115,778
NICE Systems Ltd. *	960	32,066

		147,844

Telecommunication Services 0.2%
Cellcom Israel Ltd.	11,389	101,646
Partner Communications Co., Ltd.	17,322	99,691

		201,337

		898,514

Italy 2.7%

Automobiles & Components 0.2%
Piaggio & C. S.p.A.	16,223	40,008
Pirelli & C. S.p.A.	13,992	162,540

		202,548

Banks 0.2%
Banca Carige S.p.A.	55,145	51,052
Banca Piccolo Credito Valtellinese Scarl	45,120	71,699
Banca Popolare Di Sondrio Scarl	10,000	57,276

		180,027

Capital Goods 0.2%
Astaldi S.p.A.	2,243	14,440
C.I.R. S.p.A. - Compagnie Industriali Riunite	61,138	70,007
Danieli S.p.A. - Officine Meccaniche Danieli & C.	226	6,474
Danieli S.p.A. - Officine Meccaniche Danieli & C. - RSP	657	10,245
Impregilo S.p.A.	13,534	54,653
Trevi Finanziaria S.p.A.	2,536	17,138

		172,957

Consumer Durables & Apparel 0.4%
Geox S.p.A.	10,996	31,441
Indesit Co., S.p.A.	8,012	49,701
Luxottica Group S.p.A.	3,425	130,725
Prada S.p.A.	2,800	22,719
Safilo Group S.p.A. *	5,382	45,495
Tod’s S.p.A.	359	42,078

		322,159

Consumer Services 0.2%
Autogrill S.p.A.	8,093	82,842
Lottomatica Group S.p.A.	4,072	87,644

		170,486

Diversified Financials 0.1%
Azimut Holding S.p.A.	3,383	42,978

Energy 0.2%
ERG S.p.A.	14,571	105,784
Saras S.p.A. *	86,838	116,206

		221,990

Food, Beverage & Tobacco 0.2%
Davide Campari-Milano S.p.A	7,070	57,378
Parmalat S.p.A.	69,159	156,738

		214,116

Health Care Equipment & Services 0.0%
Sorin S.p.A. *	15,521	36,409

Insurance 0.2%
Fondiaria-Sai S.p.A. *	12,500	16,258
Mediolanum S.p.A	9,632	47,284
Milano Assicurazioni S.p.A. *	124,720	53,093
Societa Cattolica di Assicurazioni S.c.r.l. *	3,934	61,303
Unipol Gruppo Finanziario S.p.A *	12,000	26,273

		204,211

Materials 0.2%
Buzzi Unicem S.p.A.	12,500	148,746

Media 0.0%
Mondadori (Arnoldo) Editore S.p.A. *	28,888	39,059

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	5,853	46,895

38 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Real Estate 0.0%
Beni Stabili S.p.A.	71,573	40,224

Transportation 0.2%
Alitalia S.p.A. (b)(c)*	14,782	—
Ansaldo STS S.p.A.	3,706	30,160
Autostrada Torino-Milano S.p.A.	5,984	59,992
Societa Iniziative Autostradali e Servizi S.p.A.	5,127	42,694

		132,846

Utilities 0.3%
ACEA S.p.A.	6,740	37,090
Enel Green Power S.p.A.	25,000	42,581
Hera S.p.A.	66,884	112,762
Iren S.p.A.	94,299	53,156

		245,589

		2,421,240

Japan 34.3%

Automobiles & Components 2.7%
Aisan Industry Co., Ltd.	4,000	30,435
Akebono Brake Industry Co., Ltd.	6,400	27,584
Calsonic Kansei Corp.	18,000	72,750
EXEDY Corp.	2,800	54,731
F.C.C. Co., Ltd.	3,300	59,267
Futaba Industrial Co., Ltd. *	13,500	50,747
Keihin Corp.	5,700	68,815
Koito Manufacturing Co., Ltd.	8,000	99,371
KYB Co., Ltd.	13,000	46,787
Mitsubishi Motors Corp. *	102,000	87,920
Musashi Seimitsu Industry Co., Ltd.	2,400	50,121
NGK Spark Plug Co., Ltd.	12,000	134,383
Nifco, Inc.	3,400	77,265
Nissan Shatai Co., Ltd.	12,000	131,311
Nissin Kogyo Co., Ltd.	5,300	76,172
NOK Corp.	7,000	112,304
Press Kogyo Co., Ltd.	8,000	33,459
Riken Corp.	8,000	26,783
Sanden Corp.	15,000	45,115
Showa Corp.	8,400	77,726
Sumitomo Rubber Industries Ltd.	11,700	137,933
T RAD Co., Ltd.	6,000	13,698
Tachi-S Co., Ltd.	3,500	64,228
Takata Corp.	3,500	63,940
The Yokohama Rubber Co., Ltd.	17,000	119,493
Tokai Rika Co., Ltd.	7,000	87,851
Tokai Rubber Industries Ltd.	4,500	39,865
Topre Corp.	2,000	17,269
Toyo Tire & Rubber Co., Ltd.	25,000	60,739
Toyoda Gosei Co., Ltd.	6,900	135,882
Toyota Boshoku Corp.	12,400	117,575
TS Tech Co., Ltd.	5,700	97,090
Unipres Corp.	2,600	59,938
Yorozu Corp.	1,600	23,743

		2,402,290

Banks 2.1%
Fukuoka Financial Group, Inc.	28,000	109,496
Hokuhoku Financial Group, Inc.	75,000	119,245
Kiyo Holdings, Inc.	10,000	13,667
Senshu Ikeda Holdings, Inc.	4,400	27,433
Seven Bank Ltd.	18,000	51,462
Shinsei Bank Ltd.	124,000	181,796
Sumitomo Mitsui Trust Holdings, Inc.	51,000	154,775
Suruga Bank Ltd.	5,000	60,045
The 77 Bank Ltd.	11,000	41,890
The Awa Bank Ltd.	6,000	35,862
The Bank of Kyoto Ltd.	7,000	60,167
The Chiba Bank Ltd.	19,000	110,982
The Chugoku Bank Ltd.	5,000	68,812
The Daishi Bank Ltd.	11,000	36,349
The Gunma Bank Ltd.	14,000	67,542
The Hachijuni Bank Ltd.	15,000	77,487
The Hiroshima Bank Ltd.	14,000	49,800
The Hyakugo Bank Ltd.	8,000	35,007
The Iyo Bank Ltd.	6,000	46,391
The Joyo Bank Ltd.	16,000	77,432
The Juroku Bank Ltd.	14,000	45,431
The Kagoshima Bank Ltd.	6,000	38,253
The Keiyo Bank Ltd.	7,000	30,688
The Musashino Bank Ltd.	1,200	34,371
The Nishi-Nippon City Bank Ltd.	21,000	47,885
The Ogaki Kyoritsu Bank Ltd.	13,000	45,763
The San-in Godo Bank Ltd.	6,000	41,501
The Shiga Bank Ltd.	5,000	32,707
The Shizuoka Bank Ltd.	11,000	112,508
Yamaguchi Financial Group, Inc.	7,000	57,998

		1,912,745

Capital Goods 6.2%
Aica Kogyo Co., Ltd.	3,500	59,250
Amada Co., Ltd.	27,000	137,098
Asahi Diamond Industrial Co., Ltd.	1,000	8,856
Central Glass Co., Ltd.	21,000	60,782
Chiyoda Corp.	6,000	96,920
CKD Corp.	5,000	25,503
COMSYS Holdings Corp.	12,900	171,486
Daifuku Co., Ltd.	12,500	62,487
Daihen Corp.	8,000	21,440
Ebara Corp.	28,000	109,806
Fuji Electric Co., Ltd.	46,000	93,318
Fuji Machine Manufacturing Co., Ltd.	3,000	42,497
Fujitec Co., Ltd.	6,000	35,955
Furukawa Co., Ltd. *	39,000	34,705
Futaba Corp.	3,500	41,318
Glory Ltd.	3,900	94,654
GS Yuasa Corp.	17,000	66,271
Hino Motors Ltd.	21,000	162,327
Hitachi Cable Ltd. *	38,000	49,937
Hitachi Construction Machinery Co., Ltd.	7,800	128,237
Hitachi Koki Co., Ltd.	4,500	32,278
Hitachi Zosen Corp.	51,000	63,900
Hoshizaki Electric Co., Ltd.	2,400	65,347
Inaba Denki Sangyo Co., Ltd.	2,000	54,596
Inabata & Co., Ltd.	11,200	72,390
Iseki & Co., Ltd.	12,000	27,531
Iwatani Corp.	27,000	105,823
Kamei Corp.	3,000	25,919
Kandenko Co., Ltd.	16,000	74,520
Kanematsu Corp. *	64,000	75,495
Keihan Electric Railway Co., Ltd.	17,000	82,180
Kinden Corp.	17,000	106,436
Kitz Corp.	11,000	46,456

See financial notes 39

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Komori Corp.	9,200	48,188
Kurita Water Industries Ltd.	5,000	113,507
Kuroda Electric Co., Ltd.	5,400	60,852
Kyowa Exeo Corp.	10,800	113,356
Mabuchi Motor Co., Ltd.	1,400	59,328
Maeda Corp.	15,000	66,355
Maeda Road Construction Co., Ltd.	6,000	75,340
Makino Milling Machine Co., Ltd.	6,000	28,210
Meidensha Corp.	10,000	35,226
Minebea Co., Ltd.	30,000	98,608
Mirait Holdings Corp.	5,000	40,519
Misumi Group, Inc.	3,600	88,447
Mitsui Engineering & Shipbuilding Co., Ltd.	95,000	114,260
Mitsui Matsushima Co., Ltd.	11,000	15,581
Miura Co., Ltd.	1,700	38,851
Mori Seiki Co., Ltd.	8,600	53,864
Nabtesco Corp.	3,600	67,187
Nachi-Fujikoshi Corp.	9,000	27,981
Nichias Corp.	8,000	39,206
Nippo Corp.	6,000	68,005
Nishimatsu Construction Co., Ltd.	45,000	70,453
Nisshinbo Holdings, Inc.	12,000	78,505
Nitta Corp.	1,500	23,073
Nitto Boseki Co., Ltd.	10,000	32,877
Nitto Kogyo Corp.	2,000	30,624
Noritake Co., Ltd.	11,000	25,654
Noritz Corp.	3,300	54,215
NTN Corp.	46,000	82,525
Oiles Corp.	1,600	30,069
Okuma Corp.	8,000	48,895
Okumura Corp.	15,000	48,286
OSG Corp.	3,200	41,947
Penta-Ocean Construction Co., Ltd. (a)	19,500	46,893
Ryobi Ltd.	17,000	34,608
Sankyo-Tateyama Holdings, Inc.	26,000	56,359
Sanwa Holdings Corp.	21,000	83,954
Shima Seiki Mfg., Ltd.	2,200	27,998
ShinMaywa Industries Ltd.	11,000	59,688
Sintokogio Ltd.	3,800	26,817
Sumikin Bussan Corp.	29,000	70,878
Tadano Ltd.	6,000	44,264
Taihei Dengyo Kaisha Ltd.	4,000	25,853
Taihei Kogyo Co., Ltd.	7,000	27,896
Taikisha Ltd.	2,400	50,957
Takara Standard Co., Ltd.	7,000	52,533
Takasago Thermal Engineering Co., Ltd.	6,000	47,211
The Japan Steel Works Ltd.	15,000	88,917
The Nippon Road Co., Ltd.	9,000	33,268
The Nippon Signal Co., Ltd.	5,200	29,136
THK Co., Ltd.	6,300	104,733
TOA Corp.	21,000	30,020
Toda Corp.	24,000	72,465
Toshiba Machine Co., Ltd.	10,000	43,378
Toshiba Plant Systems & Services Corp.	2,000	27,060
TOTO Ltd.	19,000	142,395
Toyo Engineering Corp.	11,000	45,530
Trusco Nakayama Corp.	1,000	18,029
Tsubakimoto Chain Co.	8,000	39,192
Ushio, Inc.	6,700	70,692
Yamazen Corp.	5,900	36,371
Yuasa Trading Co., Ltd.	24,000	39,725

		5,632,532

Commercial & Professional Supplies 0.7%
Duskin Co., Ltd.	4,200	79,768
Kokuyo Co., Ltd.	13,700	106,444
Matsuda Sangyo Co., Ltd.	2,000	26,599
Meitec Corp.	2,200	48,438
Moshi Moshi Hotline, Inc.	3,000	45,183
Nissha Printing Co., Ltd. *	5,000	38,199
Okamura Corp.	6,000	43,539
Park24 Co., Ltd.	2,500	42,955
Sato Holdings Corp.	2,000	27,832
Sohgo Security Services Co., Ltd.	7,700	108,207
Toppan Forms Co., Ltd.	6,400	60,289

		627,453

Consumer Durables & Apparel 1.7%
Alpine Electronics, Inc.	5,300	46,064
Asics Corp.	7,000	101,729
Foster Electric Co., Ltd.	2,800	40,770
Funai Electric Co., Ltd.	4,700	63,509
Gunze Ltd.	25,000	62,609
Haseko Corp. *	127,000	81,068
Heiwa Corp.	900	14,146
JVC KENWOOD Holdings, Inc.	16,360	58,070
Kurabo Industries Ltd.	23,000	35,445
Onward Holdings Co., Ltd.	13,000	96,259
PanaHome Corp.	8,000	50,010
Pioneer Corp. *	27,500	65,881
Rinnai Corp.	1,300	88,791
Sangetsu Co., Ltd.	2,000	53,251
Sankyo Co., Ltd.	3,000	135,919
Sanyo Shokai Ltd.	15,000	44,158
Sumitomo Forestry Co., Ltd.	17,000	152,135
Tamron Co., Ltd.	1,000	27,176
The Japan Wool Textile Co., Ltd.	4,000	27,462
Token Corp.	750	32,933
Tomy Co., Ltd.	7,400	40,834
Toyobo Co., Ltd.	85,000	93,675
Unitika Ltd. *	56,000	28,048
Wacoal Holdings Corp.	6,000	67,505

		1,507,447

Consumer Services 0.6%
Accordia Golf Co., Ltd.	60	42,691
Doutor Nichires Holdings Co., Ltd.	3,200	40,279
H.I.S. Co., Ltd.	1,700	51,383
McDonald’s Holdings Co., Ltd.	4,000	111,145
MOS Food Services, Inc.	600	11,477
Plenus Co., Ltd.	2,000	32,536
Resorttrust, Inc.	1,800	33,556
Round One Corp.	5,500	27,827
Saizeriya Co., Ltd.	2,400	33,719
Tokyo Dome Corp. *	11,000	37,088
Yoshinoya Holdings Co., Ltd.	40	50,729
Zensho Holdings Co., Ltd.	3,100	37,703

		510,133

Diversified Financials 0.9%
Acom Co., Ltd. *	5,400	159,563
Aeon Credit Service Co., Ltd.	4,500	95,610
Aiful Corp. (a)*	63,200	173,346

40 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hitachi Capital Corp.	2,600	49,932
Jaccs Co., Ltd.	15,000	63,908
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,330	57,345
Orient Corp. *	65,000	122,198
SBI Holdings, Inc.	13,000	91,038

		812,940

Energy 0.2%
AOC Holdings, Inc.	16,200	55,624
Japan Petroleum Exploration Co.	1,700	63,988
Shinko Plantech Co., Ltd.	4,400	36,148

		155,760

Food & Staples Retailing 0.9%
Arcs Co., Ltd.	1,600	33,770
Cawachi Ltd.	2,700	57,595
cocokara fine, Inc.	1,800	60,619
FamilyMart Co., Ltd.	2,400	116,306
Heiwado Co., Ltd.	4,500	62,622
Kato Sangyo Co., Ltd.	2,100	37,983
Matsumotokiyoshi Holdings Co., Ltd.	4,900	118,001
Sugi Holdings Co., Ltd.	2,100	75,891
Sundrug Co., Ltd.	2,100	77,346
Tsuruha Holdings, Inc.	1,000	75,800
Valor Co., Ltd.	4,300	73,533
Welcia Holdings Co., Ltd.	400	14,700

		804,166

Food, Beverage & Tobacco 2.3%
Calbee, Inc.	800	73,485
Coca-Cola Central Japan Co., Ltd.	5,700	70,061
Coca-Cola West Co., Ltd.	8,000	122,641
DyDo Drinco, Inc.	700	29,868
Ezaki Glico Co., Ltd.	6,000	67,654
Fuji Oil Co., Ltd.	4,600	61,227
Hokuto Corp.	1,600	31,980
House Foods Corp.	6,000	96,836
Ito En Ltd.	4,900	92,207
Itoham Foods, Inc.	28,000	111,894
J-Oil Mills, Inc.	13,000	33,724
Kagome Co., Ltd.	3,400	69,322
Kewpie Corp.	9,300	153,596
Marudai Food Co., Ltd.	8,000	28,067
Maruha Nichiro Holdings, Inc.	43,000	70,659
Megmilk Snow Brand Co., Ltd.	4,600	77,667
Mitsui Sugar Co., Ltd.	8,000	25,775
Morinaga Milk Industry Co., Ltd.	30,000	99,204
Nichirei Corp.	25,000	137,902
Nippon Flour Mills Co., Ltd.	16,000	66,948
Nippon Suisan Kaisha Ltd.	25,300	55,462
Nissin Food Holdings Co., Ltd.	4,000	151,255
Prima Meat Packers Ltd.	9,000	16,248
Sapporo Holdings Ltd.	29,000	80,986
Takara Holdings, Inc.	11,000	82,397
The Nisshin Oillio Group Ltd.	14,000	51,545
Warabeya Nichiyo Co., Ltd.	1,000	20,420
Yakult Honsha Co., Ltd.	3,000	139,761

		2,118,791

Health Care Equipment & Services 0.5%
Miraca Holdings, Inc.	2,500	105,577
Nichii Gakkan Co.	3,300	30,054
Nihon Kohden Corp.	1,800	66,958
Nipro Corp.	7,900	54,014
Sysmex Corp.	1,700	79,935
Toho Holdings Co., Ltd.	5,000	102,211

		438,749

Household & Personal Products 0.6%
Fancl Corp.	3,700	39,760
Kobayashi Pharmaceutical Co., Ltd.	1,200	63,328
Kose Corp.	1,900	41,006
Lion Corp.	13,000	75,108
Mandom Corp.	1,200	31,669
Pigeon Corp.	1,000	46,077
Pola Orbis Holdings, Inc.	2,700	85,001
Unicharm Corp.	2,200	119,031

		500,980

Insurance 0.0%
Sony Financial Holdings, Inc.	2,399	42,780

Materials 3.9%
Adeka Corp.	9,200	69,385
Aichi Steel Corp.	10,000	37,239
Air Water, Inc.	11,000	137,832
Asahi Holdings, Inc.	2,400	40,477
Chugoku Marine Paints Ltd.	6,000	29,621
Daicel Corp.	24,000	144,093
Daido Steel Co., Ltd.	16,000	69,387
Daio Paper Corp.	15,000	82,859
Denki Kagaku Kogyo K.K.	40,000	123,509
Dowa Holdings Co., Ltd.	17,000	113,434
Earth Chemical Co., Ltd.	1,000	37,131
FP Corp.	500	37,587
Fuji Seal International, Inc.	2,300	48,999
Furukawa-Sky Aluminum Corp.	10,000	23,453
Godo Steel Ltd.	17,000	25,348
Hitachi Metals Ltd.	9,000	84,319
Hokuetsu Kishu Paper Co., Ltd.	9,000	46,114
Ishihara Sangyo Kaisha Ltd. *	34,000	26,409
Kansai Paint Co., Ltd.	10,000	107,722
Kureha Corp.	13,000	50,558
Kyoei Steel Ltd.	2,800	43,664
Lintec Corp.	3,800	65,731
Maruichi Steel Tube Ltd.	3,500	72,785
Mitsubishi Paper Mills Ltd. *	51,000	43,432
Mitsubishi Steel Mfg. Co., Ltd.	14,000	23,890
Nihon Parkerizing Co., Ltd.	3,000	45,276
Nippon Denko Co., Ltd.	9,000	21,078
Nippon Kayaku Co., Ltd.	8,000	89,054
Nippon Light Metal Holdings Co., Ltd. *	78,000	70,416
Nippon Paint Co., Ltd.	10,000	80,030
Nippon Shokubai Co., Ltd.	8,000	78,464
Nippon Soda Co., Ltd.	12,000	52,162
Nissan Chemical Industries Ltd.	10,400	114,801
Nisshin Steel Holdings Co., Ltd. *	10,000	66,266
Nittetsu Mining Co., Ltd.	9,000	36,203
Nof Corp.	12,000	57,296
Pacific Metals Co., Ltd.	17,000	57,789
Rengo Co., Ltd.	18,000	78,674
Sakai Chemical Industry Co., Ltd.	11,000	29,620
Sanyo Chemical Industries Ltd.	5,000	28,212
Sanyo Special Steel Co., Ltd.	10,000	29,817
Sumitomo Bakelite Co., Ltd.	17,000	60,677
Sumitomo Light Metal Industries Ltd.	34,000	27,685
Sumitomo Osaka Cement Co., Ltd.	28,000	91,161

See financial notes 41

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Taiyo Nippon Sanso Corp.	19,000	104,283
Toagosei Co., Ltd.	19,000	77,461
Toho Zinc Co., Ltd.	12,000	40,762
Tokai Carbon Co., Ltd.	15,000	48,190
Tokuyama Corp. (a)	50,000	95,938
Tokyo Ohka Kogyo Co., Ltd.	2,500	50,972
Tokyo Steel Manufacturing Co., Ltd.	18,800	60,401
Topy Industries Ltd.	22,000	42,732
Toyo Ink SC Holdings Co., Ltd.	20,000	73,693
Toyo Kohan Co., Ltd.	9,000	22,459
Yamato Kogyo Co., Ltd.	2,800	78,650
Yodogawa Steel Works Ltd.	17,000	54,749
Zeon Corp.	10,000	72,126

		3,522,075

Media 0.6%
Asatsu-DK, Inc.	3,900	89,607
Avex Group Holdings, Inc.	2,100	41,532
Daiichikosho Co., Ltd.	3,000	74,224
Jupiter Telecommunications Co., Ltd.	71	96,499
Kadokawa Group Holdings, Inc.	1,500	46,110
SKY Perfect JSAT Holdings, Inc.	135	61,686
Toho Co., Ltd.	5,000	87,206
Tokyo Broadcasting System Holdings, Inc.	3,000	29,171
TV Asahi Corp.	1,700	21,918

		547,953

Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Chugai Pharmaceutical Co., Ltd.	8,000	162,090
Dainippon Sumitomo Pharma Co., Ltd.	6,400	73,612
Hisamitsu Pharmaceutical Co., Inc.	1,600	82,729
Kaken Pharmaceutical Co., Ltd.	3,000	46,466
Kissei Pharmaceutical Co., Ltd.	1,800	30,684
Kyorin Holdings, Inc.	2,600	54,969
Kyowa Hakko Kirin Co., Ltd.	11,000	117,087
Mitsubishi Tanabe Pharma Corp.	8,000	115,317
Mochida Pharmaceutical Co., Ltd.	4,000	51,603
Nippon Shinyaku Co., Ltd.	2,000	24,094
Rohto Pharmaceutical Co., Ltd.	5,000	68,910
Santen Pharmaceutical Co., Ltd.	2,600	113,894
Sawai Pharmaceutical Co., Ltd.	100	11,047
Tsumura & Co.	2,200	70,353

		1,022,855

Real Estate 1.2%
Advance Residence Investment Corp.	13	28,187
Aeon Mall Co., Ltd.	1,400	36,313
Daikyo, Inc.	13,000	34,682
Japan Prime Realty Investment Corp.	14	42,193
Japan Real Estate Investment Corp.	9	90,120
Japan Retail Fund Investment Corp.	45	82,039
Kenedix Realty Investment Corp.	10	34,158
Kenedix, Inc. *	252	32,739
Leopalace21 Corp. *	17,000	51,183
Nippon Building Fund, Inc.	12	128,919
Nomura Real Estate Holdings, Inc.	4,000	71,799
Nomura Real Estate Office Fund, Inc.	8	50,329
NTT Urban Development Corp.	43	35,432
Orix JREIT, Inc.	8	38,953
Tokyo Tatemono Co., Ltd. *	26,000	107,008
Tokyu Land Corp.	29,000	162,804
United Urban Investment Corp.	30	36,071

		1,062,929

Retailing 2.1%
ABC-Mart, Inc.	300	13,157
Alpen Co., Ltd.	1,800	33,023
Aoyama Trading Co., Ltd.	6,300	124,503
Arata Corp.	6,000	24,570
Arc Land Sakamoto Co., Ltd.	700	10,146
ASKUL Corp.	2,000	30,047
Autobacs Seven Co., Ltd.	2,100	86,176
Bic Camera, Inc. (a)	74	36,155
Canon Marketing Japan, Inc.	11,200	163,234
Chiyoda Co., Ltd.	2,000	57,211
DCM Holdings Co., Ltd.	13,800	94,029
Don Quijote Co., Ltd.	1,800	70,940
Doshisha Co., Ltd.	1,000	27,832
GEO Holdings Corp.	52	58,445
H2O Retailing Corp.	12,000	123,439
Hikari Tsushin, Inc.	1,400	77,355
Izumi Co., Ltd.	3,000	72,902
K’s Holdings Corp.	4,240	113,385
Kohnan Shoji Co., Ltd.	4,000	48,435
Komeri Co., Ltd.	2,000	48,272
NEC Mobiling Ltd.	400	16,641
Nitori Holdings Co., Ltd.	1,100	89,830
Parco Co., Ltd.	4,000	41,976
Point, Inc.	1,000	38,087
Rakuten, Inc.	5,000	44,946
Ryohin Keikaku Co., Ltd.	1,900	125,824
The Daiei, Inc. *	48,600	91,971
USS Co., Ltd.	890	93,577
Xebio Co., Ltd.	2,900	56,746

		1,912,854

Semiconductors & Semiconductor Equipment 0.6%
Advantest Corp.	8,900	112,568
Dainippon Screen Manufacturing Co., Ltd.	8,000	48,451
Disco Corp.	700	34,544
Mimasu Semiconductor Industry Co., Ltd.	3,000	23,580
Renesas Electronics Corp. *	12,000	44,443
Sanken Electric Co., Ltd.	12,000	37,485
Shinko Electric Industries Co., Ltd.	9,100	56,659
Sumco Corp. *	13,000	89,162
Tokyo Seimitsu Co., Ltd.	1,500	22,665
ULVAC, Inc. *	5,800	36,720

		506,277

Software & Services 1.4%
Capcom Co., Ltd.	2,300	43,865
Dena Co., Ltd.	686	21,411
DTS Corp.	1,000	13,814
Fuji Soft, Inc.	2,300	48,830
IT Holdings Corp.	11,600	144,572
Itochu Techno-Solutions Corp.	1,500	77,604
NEC Networks & System Integration Corp.	3,600	65,766
Net One Systems Co., Ltd.	5,400	60,106
Nihon Unisys Ltd.	9,200	66,893
Nomura Research Institute Ltd.	6,000	127,540
NS Solutions Corp.	1,300	26,313

42 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
NSD Co., Ltd.	4,200	40,208
OBIC Co., Ltd.	200	41,161
Oracle Corp., Japan	1,300	57,813
Otsuka Corp.	1,400	114,144
SCSK Corp.	2,476	42,162
Square Enix Holdings Co., Ltd.	4,600	64,843
Transcosmos, Inc.	2,600	28,960
Trend Micro, Inc.	3,300	92,506
Yahoo Japan Corp.	244	83,972

		1,262,483

Technology Hardware & Equipment 2.1%
Alps Electric Co., Ltd.	20,700	122,380
Amano Corp.	5,700	46,778
Anritsu Corp.	3,000	37,739
Azbil Corp.	5,300	108,425
Canon Electronics, Inc.	1,300	27,396
Citizen Holdings Co., Ltd.	22,000	111,656
Cmk Corp.	5,000	16,318
Daiwabo Holdings Co., Ltd.	10,000	18,530
Eizo Nanao Corp.	2,000	31,377
Hamamatsu Photonics K.K.	2,100	72,808
Hirose Electric Co., Ltd.	1,400	149,849
Hitachi Kokusai Electric, Inc.	4,000	27,138
Horiba Ltd.	1,700	46,385
Hosiden Corp.	18,300	99,245
Japan Aviation Electronics Industry Ltd.	6,000	47,836
Macnica, Inc.	2,000	39,406
Nichicon Corp.	4,300	29,273
Nippon Chemi-Con Corp. *	16,000	23,272
Oki Electric Industry Co., Ltd. *	73,000	73,338
Riso Kagaku Corp.	2,700	43,806
Ryosan Co., Ltd.	6,400	108,031
Ryoyo Electro Corp.	4,300	42,967
Shimadzu Corp.	13,000	87,545
SMK Corp.	9,000	22,568
Star Micronics Co., Ltd.	4,100	38,379
Taiyo Yuden Co., Ltd.	11,500	97,561
Toshiba Tec Corp.	19,000	88,792
Yaskawa Electric Corp.	13,000	93,171
Yokogawa Electric Corp.	12,000	136,598

		1,888,567

Telecommunication Services 0.1%
eAccess Ltd.	263	132,727

Transportation 1.6%
All Nippon Airways Co., Ltd.	53,000	112,250
Fukuyama Transporting Co., Ltd.	11,000	57,741
Hitachi Transport System Ltd.	3,800	57,041
Japan Airport Terminal Co., Ltd.	4,000	43,480
Kamigumi Co., Ltd.	18,000	145,170
Keikyu Corp.	11,000	103,599
Keio Corp.	20,000	151,786
Keisei Electric Railway Co., Ltd.	10,000	91,677
Kintetsu World Express, Inc.	1,800	50,698
Mitsubishi Logistics Corp.	6,000	77,380
Mitsui-Soko Co., Ltd.	8,000	24,465
Nippon Konpo Unyu Soko Co., Ltd.	5,400	65,064
Nishi-Nippon Railroad Co., Ltd.	17,000	72,188
Odakyu Electric Railway Co., Ltd.	16,000	169,773
Sankyu, Inc.	30,000	104,509
Senko Co., Ltd.	9,000	36,423
Sotetsu Holdings, Inc.	17,000	57,693
The Sumitomo Warehouse Co., Ltd.	9,000	37,654
Yusen Logistics Co., Ltd.	2,000	16,941

		1,475,532

Utilities 0.2%
The Okinawa Electric Power Co., Inc.	2,100	64,316
Toho Gas Co., Ltd.	24,000	145,461

		209,777

		31,010,795

Luxembourg 0.4%

Banks 0.1%
Espirito Santo Financial Group S.A. *	9,856	69,495

Commercial & Professional Supplies 0.1%
Regus plc	39,594	64,200

Household & Personal Products 0.0%
Oriflame Cosmetics S.A. SDR	2,165	59,829

Materials 0.1%
Ternium S.A. ADR	3,900	80,067

Telecommunication Services 0.1%
Colt Group S.A. *	45,569	81,258

		354,849

Netherlands 1.9%

Capital Goods 0.5%
Aalberts Industries N.V.	5,300	96,339
AerCap Holdings N.V. *	4,000	49,840
Arcadis N.V.	3,041	64,966
Koninklijke Boskalis Westminster N.V.	3,754	143,180
Royal Imtech N.V.	4,317	108,519
Sensata Technologies Holding N.V. *	1,000	28,170

		491,014

Commercial & Professional Supplies 0.1%
USG People N.V.	16,106	113,127

Consumer Durables & Apparel 0.1%
Accell Group	1,726	28,467
TomTom N.V. *	13,529	67,560

		96,027

Energy 0.0%
Dockwise Ltd. *	2,036	32,723

Food & Staples Retailing 0.1%
Sligro Food Group N.V.	3,066	83,458
X5 Retail Group N.V. - Reg’d GDR *	2,524	48,030

		131,488

Health Care Equipment & Services 0.2%
Mediq N.V.	9,047	146,841

Insurance 0.0%
Brit Insurance Holdings N.V. (b)(c)*	571	4,930

Materials 0.1%
AMG Advanced Metallurgical Group N.V. *	3,227	25,296
Koninklijke Ten Cate N.V.	2,419	53,625

		78,921

Real Estate 0.3%
Corio N.V.	2,434	108,429

See financial notes 43

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Eurocommercial Properties N.V.	1,062	41,648
VastNed Retail N.V.	1,252	58,006
Wereldhave N.V.	1,050	62,066

		270,149

Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V.	1,300	41,162

Software & Services 0.0%
Unit 4 N.V.	521	14,309

Technology Hardware & Equipment 0.3%
Gemalto N.V.	2,009	181,454
TKH Group N.V. CVA	2,231	51,041

		232,495

Telecommunication Services 0.0%
Ziggo NV	475	15,385

Transportation 0.1%
Koninklijke Vopak N.V.	1,243	86,538

		1,755,109

New Zealand 0.4%

Consumer Services 0.1%
SKYCITY Entertainment Group Ltd.	23,959	76,416

Health Care Equipment & Services 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	20,799	40,183

Materials 0.1%
Nuplex Industries Ltd.	22,321	55,391

Media 0.1%
Sky Network Television Ltd.	12,108	53,475

Transportation 0.0%
Auckland International Airport Ltd.	20,349	44,887

Utilities 0.1%
Contact Energy Ltd. *	17,367	79,083

		349,435

Norway 1.2%

Banks 0.1%
SpareBank 1 SR Bank A.S.A.	5,944	38,367
Sparebanken 1 SMN	6,247	40,476

		78,843

Capital Goods 0.1%
Veidekke A.S.A.	9,474	78,888

Commercial & Professional Supplies 0.1%
Tomra Systems A.S.A.	6,755	55,494

Diversified Financials 0.1%
Aker ASA, Class A	1,684	59,461

Energy 0.4%
Fred Olsen Energy A.S.A	1,630	76,330
Petroleum Geo-Services A.S.A.	11,455	197,937
TGS Nopec Geophysical Co., A.S.A.	3,164	107,503

		381,770

Food, Beverage & Tobacco 0.1%
Cermaq A.S.A. *	3,849	52,672

Insurance 0.1%
Gjensidige Forsikring A.S.A.	5,478	79,991
Storebrand ASA *	24,020	120,877

		200,868

Media 0.1%
Schibsted A.S.A.	2,222	83,159

Semiconductors & Semiconductor Equipment 0.0%
Renewable Energy Corp. A.S.A. (a)*	141,452	24,785

Software & Services 0.1%
Atea A.S.A.	4,405	46,664

Transportation 0.0%
Golden Ocean Group Ltd. *	50,340	38,084

		1,100,688

Portugal 0.5%

Banks 0.1%
Banco BPI S.A. - Reg’d *	88,818	99,061

Capital Goods 0.1%
Sonae	143,014	106,165

Food & Staples Retailing 0.1%
Jeronimo Martins, SGPS, S.A.	4,485	78,514

Materials 0.1%
CIMPOR-Cimentos de Portugal, SGPS, S.A.	10,200	45,612
Semapa-Sociedade de Investimento e Gestao, SGPS, S.A.	8,323	58,923

		104,535

Media 0.1%
Zon Multimedia-Servicos de Telecomunicacoes e Multimedia SGPS, S.A.	16,497	52,323

Transportation 0.0%
Brisa Auto-Estradas de Portugal S.A. *	17,250	39,945

Utilities 0.0%
Redes Energeticas Nacionais S.A.	6,236	16,077

		496,620

Republic of Korea 0.0%

Automobiles & Components 0.0%
Daewoo Motor Sales Corp. (b)(c)*	2,480	—

Capital Goods 0.0%
Daewoo Industrial Development Co., Ltd. (b)(c)*	1,773	—

		—

Singapore 1.9%

Capital Goods 0.3%
Cosco Corp., (Singapore) Ltd. (a)	49,431	35,484
SembCorp Marine Ltd.	23,096	88,716
Singapore Technologies Engineering Ltd.	48,000	138,148

		262,348

Diversified Financials 0.1%
Singapore Exchange Ltd.	13,000	71,450

44 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.0%
Sakari Resources Ltd (b)	18,000	27,299

Food & Staples Retailing 0.1%
Olam International Ltd. (a)	39,704	63,781

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	160,000	81,718

Real Estate 0.7%
Ascendas REIT	28,000	54,024
CapitaCommercial Trust	31,302	40,162
Capitaland Ltd.	65,000	173,105
CapitaMall Trust	34,000	58,500
City Developments Ltd.	14,000	130,718
Keppel Land Ltd.	14,000	38,780
Suntec Real Estate Investment Trust	36,000	47,284
UOL Group Ltd.	12,000	55,524
Wing Tai Holdings Ltd.	30,000	42,452

		640,549

Retailing 0.2%
Jardine Cycle & Carriage Ltd.	4,000	160,939

Telecommunication Services 0.1%
M1 Ltd.	26,000	55,585
StarHub Ltd.	23,000	69,198

		124,783

Transportation 0.3%
Hutchison Port Holdings Trust, Class U	63,000	48,914
Neptune Orient Lines Ltd. (a)*	122,000	115,468
SATS Ltd.	27,749	63,268
Singapore Post Ltd.	55,000	51,370
SMRT Corp., Ltd.	28,000	39,782

		318,802

		1,751,669

Spain 2.1%

Banks 0.1%
Banco Espanol de Credito S.A. (a)	11,044	40,428
Bankinter S.A.	19,000	75,466
Caja de Ahorros del Mediterraneo (b)(c)*	5,382	—

		115,894

Capital Goods 0.5%
Abengoa S.A.	12,422	43,477
Abengoa S.A., B Shares *	21,688	75,140
Construcciones y Auxiliar de Ferrocarriles S.A.	30	14,283
Gamesa Corp. Tecnologica S.A.	56,000	114,409
Obrascon Huarte Lain S.A.	2,700	70,779
Sacyr Vallehermoso S.A. *	23,082	45,989
Zardoya Otis S.A.	6,840	84,604

		448,681

Commercial & Professional Supplies 0.0%
Prosegur Cia de Seguridad S.A. - Reg’d	7,625	41,601

Consumer Services 0.1%
Melia Hotels International S.A.	2,340	17,413
NH Hoteles S.A. *	12,169	44,180

		61,593

Diversified Financials 0.1%
Bolsas y Mercados Espanoles (a)	3,164	68,366

Energy 0.1%
Tecnicas Reunidas S.A.	1,041	51,278

Food, Beverage & Tobacco 0.2%
Ebro Foods S.A.	6,082	111,712
Pescanova S.A.	625	11,602
Viscofan S.A.	1,442	69,867

		193,181

Insurance 0.2%
Grupo Catalana Occidente S.A.	2,393	39,078
Mapfre S.A.	48,000	133,154

		172,232

Materials 0.1%
Acerinox S.A.	12,400	129,434

Media 0.2%
Antena 3 de Television S.A.	6,953	27,906
Mediaset Espana Comunicacion S.A.	19,503	104,971

		132,877

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A.	4,425	39,625
Grifols S.A. *	1,844	64,043
Grifols S.A. ADR *	300	7,548

		111,216

Software & Services 0.3%
Amadeus IT Holding S.A., A Shares	7,800	193,224
Indra Sistemas S.A.	10,500	120,141

		313,365

Transportation 0.1%
International Consolidated Airlines Group S.A. *	29,000	75,600

		1,915,318

Sweden 2.4%

Capital Goods 0.4%
Indutrade AB	1,368	38,362
Lindab International AB	11,688	87,726
NIBE Industrier AB, B Shares	1,958	29,649
Peab AB	19,277	91,030
Saab AB, Class B	5,595	106,284

		353,051

Commercial & Professional Supplies 0.2%
AF AB, B Shares	1,664	36,962
Intrum Justitia AB	2,993	43,306
Loomis AB, B Shares	5,469	75,155

		155,423

Consumer Durables & Apparel 0.2%
JM AB	7,203	129,748
Nobia AB *	17,243	69,477

		199,225

Diversified Financials 0.2%
D. Carnegie & Co. AB (b)(c)*	851	—
L E Lundbergforetagen AB, B Shares	1,944	65,967
Ratos AB, B Shares	12,649	108,605

		174,572

See financial notes 45

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.1%
Lundin Petroleum AB *	2,276	54,610

Food & Staples Retailing 0.1%
Axfood AB	1,734	64,189

Food, Beverage & Tobacco 0.1%
AarhusKarlshamn AB	1,310	51,603

Health Care Equipment & Services 0.2%
Elekta AB, B Shares	4,208	59,902
Getinge AB, B Shares	4,981	153,276

		213,178

Materials 0.2%
Billerud AB	5,192	49,526
Hoganas AB, B Shares	1,286	42,887
Holmen AB, B Shares	4,971	146,493

		238,906

Media 0.1%
Modern Times Group AB, B Shares	2,488	75,895

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	8,226	84,276

Real Estate 0.2%
Castellum AB	4,402	59,005
Fabege AB	6,560	65,151
Kungsleden AB	13,658	66,806

		190,962

Retailing 0.1%
Bilia AB, A Shares	3,682	47,267
Clas Ohlson AB, B Shares	2,248	28,733

		76,000

Technology Hardware & Equipment 0.1%
Hexagon AB, B Shares	4,972	114,859

Transportation 0.1%
SAS AB *	81,018	78,784

		2,125,533

Switzerland 2.7%

Banks 0.1%
Banque Cantonale Vaudoise - Reg’d	65	34,444
Valiant Holding AG - Reg’d *	414	40,742

		75,186

Capital Goods 0.6%
AFG Arbonia-Forster Holding AG - Reg’d *	2,146	48,640
Georg Fischer AG - Reg’d *	349	122,623
Huber & Suhner AG - Reg’d	720	32,084
Implenia AG *	445	18,850
Kaba Holding AG - Reg’d, Series B *	102	38,570
OC Oerlikon Corp. AG - Reg’d *	5,401	54,397
Rieter Holding AG - Reg’d *	341	54,528
Sulzer AG - Reg’d	1,094	158,638
Zehnder Group AG	547	32,216

		560,546

Commercial & Professional Supplies 0.1%
DKSH Holding Ltd. *	498	31,710
Gategroup Holding AG *	1,435	38,031

		69,741

Consumer Durables & Apparel 0.0%
Forbo Holding AG - Reg’d *	64	40,448

Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg’d, Series B *	277	74,074

Diversified Financials 0.2%
Julius Baer Group Ltd. *	3,551	123,226
Partners Group Holding AG	170	35,987

		159,213

Food, Beverage & Tobacco 0.3%
Aryzta AG *	2,539	126,842
Barry Callebaut AG - Reg’d	59	56,349
Lindt & Spruengli AG *	16	50,562
Lindt & Spruengli AG - Reg’d *	2	72,803

		306,556

Health Care Equipment & Services 0.2%
Nobel Biocare Holding AG - Reg’d *	8,472	75,892
Sonova Holding AG - Reg’d *	906	91,231
Straumann Holding AG - Reg’d	259	31,915

		199,038

Insurance 0.1%
Helvetia Holding AG - Reg’d	279	97,969

Materials 0.2%
Ems-Chemie Holding AG - Reg’d	289	69,727
Ferrexpo plc	8,125	27,436
Schmolz & Bickenbach AG - Reg’d *	13,658	51,652

		148,815

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Actelion Ltd. - Reg’d *	2,108	101,748
Galenica AG - Reg’d	116	68,126

		169,874

Real Estate 0.1%
Allreal Holding AG - Reg’d *	213	32,180
Swiss Prime Site AG - Reg’d *	509	42,494

		74,674

Retailing 0.1%
Dufry Group - Reg’d *	422	53,673
Valora Holding AG - Reg’d	452	86,100

		139,773

Technology Hardware & Equipment 0.1%
Kudelski S.A. - BR *	3,120	34,115
Logitech International S.A. - Reg’d (a)*	13,931	100,886

		135,001

Transportation 0.2%
Flughafen Zuerich AG - Reg’d	129	55,204
Panalpina Welttransport Holding AG - Reg’d	959	90,566

		145,770

Utilities 0.1%
Alpiq Holding AG - Reg’d *	485	79,145

		2,475,823

United Kingdom 14.0%

Banks 0.1%
Paragon Group Cos. plc	11,334	45,894

46 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 1.7%
Ashtead Group plc	31,376	189,551
Bodycote plc	14,832	90,560
Chemring Group plc	8,018	40,693
Fenner plc	6,299	36,801
Galliford Try plc	7,051	84,092
Interserve plc	15,411	97,087
Invensys plc	42,177	155,516
Keller Group plc	13,979	137,121
Kier Group plc	2,966	61,701
Melrose plc	12,464	48,551
Morgan Crucible Co. plc	16,002	65,379
QinetiQ Group plc	48,798	155,420
Rotork plc	1,838	67,714
Senior plc	14,783	46,459
Spirax-Sarco Engineering plc	2,261	70,789
The Weir Group plc	4,714	132,848
Ultra Electronics Holdings plc	2,062	56,425

		1,536,707

Commercial & Professional Supplies 1.2%
Babcock International Group plc	7,274	114,983
Berendsen plc	18,326	166,641
Cape plc	7,547	32,761
De La Rue plc	8,700	148,793
Homeserve plc	16,005	57,082
Intertek Group plc	2,748	125,260
Mears Group plc	6,795	32,238
Michael Page International plc	19,079	111,353
Mitie Group plc	24,023	113,186
RPS Group plc	13,987	52,822
Shanks Group plc	39,469	52,211
Sthree plc	10,358	50,364
WS Atkins plc	4,643	53,542

		1,111,236

Consumer Durables & Apparel 0.7%
Bellway plc	12,661	206,960
Berkeley Group Holdings plc *	5,812	143,022
Bovis Homes Group plc	10,259	84,923
Guinness Peat Group plc *	210,865	98,787
Redrow plc *	21,036	53,648
The Vitec Group plc	1,274	14,628

		601,968

Consumer Services 1.2%
Betfair Group plc	3,360	40,829
Dignity plc	2,683	40,499
Greene King plc	16,028	153,779
J.D. Wetherspoon plc	10,576	85,696
Ladbrokes plc	63,734	184,599
Marston’s plc	61,781	122,356
Millennium & Copthorne Hotels plc	6,774	54,969
Mitchells & Butlers plc *	38,824	205,428
Rank Group plc	27,419	64,822
Restaurant Group plc	10,769	65,251
Spirit Pub Co. plc	18,284	17,851
Sportingbet plc	56,203	48,697

		1,084,776

Diversified Financials 1.7%
3i Group plc	35,043	122,157
Aberdeen Asset Management plc	18,204	95,478
Ashmore Group plc	7,417	43,666
Close Brothers Group plc	8,602	117,706
F&C Asset Management plc	48,110	76,861
Henderson Group plc	62,235	117,802
IG Group Holdings plc	10,608	74,697
Intermediate Capital Group plc	21,656	106,890
International Personal Finance	21,063	118,317
Investec plc	25,698	151,543
Jupiter Fund Management plc	4,411	18,663
London Stock Exchange Group plc	8,631	136,185
Provident Financial plc	7,404	164,108
Rathbone Brothers plc	1,422	29,740
Schroders plc	4,090	100,921
Schroders plc, Non Voting Shares	1,664	33,227
Tullett Prebon plc	13,948	61,662

		1,569,623

Energy 0.6%
Enquest plc *	8,821	16,536
Hunting plc	7,039	85,260
Petrofac Ltd.	3,946	102,446
Premier Oil plc *	9,536	54,069
Subsea 7 S.A.	4,845	106,212
Tullow Oil plc	6,496	147,581

		512,104

Food & Staples Retailing 0.3%
Booker Group plc	88,125	145,914
Greggs plc	10,620	80,316

		226,230

Food, Beverage & Tobacco 0.5%
Britvic plc	12,342	71,627
Cranswick plc	4,500	54,259
Dairy Crest Group plc	20,375	117,481
Premier Foods plc *	101,310	174,840

		418,207

Health Care Equipment & Services 0.0%
Synergy Health plc	2,368	35,500

Household & Personal Products 0.1%
McBride plc *	22,894	50,615
PZ Cussons plc	11,081	60,530

		111,145

Insurance 0.8%
Admiral Group plc	6,650	119,165
Beazley plc	27,270	77,237
Catlin Group Ltd.	18,934	144,293
Hiscox Ltd.	20,700	160,643
Jardine Lloyd Thompson Group plc	4,735	56,917
Lancashire Holdings Ltd.	9,704	135,322
Phoenix Group Holdings	5,206	41,527

		735,104

Materials 1.0%
Croda International plc	2,036	72,490
DS Smith plc	46,724	161,312
Elementis plc	14,716	49,809
Eurasian Natural Resources Corp.	17,362	92,037
Evraz plc	43,597	166,348
Filtrona plc	7,886	73,058
Lonmin plc	11,560	95,924
Petropavlovsk plc	3,983	26,005
Randgold Resources Ltd.	392	46,859

See financial notes 47

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
RPC Group plc	8,325	56,969
Victrex plc	1,770	40,799

		881,610

Media 0.3%
Aegis Group plc	21,937	83,315
Cineworld Group plc	9,535	37,314
Daily Mail & General Trust plc	16,385	126,392
Mecom Group plc	19,975	25,104

		272,125

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Hikma Pharmaceuticals plc	2,850	34,038

Real Estate 0.7%
Capital Shopping Centres Group plc	23,532	126,669
Derwent London plc	1,153	38,369
Great Portland Estates plc	4,710	35,567
Hammerson plc	20,104	153,306
Mapeley Ltd. (b)(c)*	2,199	—
Savills plc	10,621	69,398
Segro plc	35,707	136,910
Songbird Estates plc *	35,433	66,615

		626,834

Retailing 1.0%
Carpetright plc *	3,682	41,014
Darty plc	155,213	134,953
Debenhams plc	109,048	211,117
Halfords Group plc	24,250	135,245
Howden Joinery Group plc	16,240	44,648
John Menzies plc	1,700	16,639
Lookers plc	16,489	20,223
Mothercare plc	18,393	82,367
N Brown Group plc	10,711	58,094
Sports Direct International plc *	2,889	18,617
WH Smith plc	12,052	120,942

		883,859

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	11,164	120,298
CSR plc	15,907	90,806

		211,104

Software & Services 0.2%
Aveva Group plc	487	15,671
Computacenter plc	13,689	81,051
Micro Focus International plc	4,529	41,952
Xchanging plc *	29,227	52,235

		190,909

Technology Hardware & Equipment 0.8%
Domino Printing Sciences plc	4,023	35,270
Electrocomponents plc	36,148	124,380
Halma plc	12,021	80,121
Laird plc	29,261	99,414
Pace plc	26,664	80,034
Premier Farnell plc	18,687	50,004
Spectris plc	4,112	115,173
Spirent Communications plc	27,066	63,117
TT Electronics plc	20,255	40,934
Xyratex Ltd.	3,700	30,599

		719,046

Telecommunication Services 0.3%
Inmarsat plc	16,685	152,856
KCOM Group plc	30,212	37,068
TalkTalk Telecom Group plc	24,573	75,344

		265,268

Transportation 0.6%
BBA Aviation plc	32,841	107,293
easyJet plc	10,496	106,072
Go-Ahead Group plc	3,773	79,164
Northgate plc	32,379	132,327
Stagecoach Group plc	19,727	87,487
Stolt-Nielsen Ltd.	3,073	56,325

		568,668

		12,641,955

Total Common Stock
(Cost $85,502,542)		88,117,980

Preferred Stock 0.4% of net assets

Germany 0.4%

Automobiles & Components 0.1%
Porsche Automobil Holding SE	1,980	131,975

Capital Goods 0.1%
Jungheinrich AG	1,511	50,022

Health Care Equipment & Services 0.0%
Draegerwerk AG & Co. KGAA	224	21,946

Materials 0.1%
Fuchs Petrolub AG	1,311	92,691

Media 0.1%
ProSiebenSat.1 Media AG	3,791	105,706

		402,340

United Kingdom 0.0%

Household & Personal Products 0.0%
Mcbride plc (b)	686,820	1,108

Total Preferred Stock
(Cost $328,969)		403,448

Rights 0.0% of net assets

Norway 0.0%

Energy 0.0%
Norwegian Energy Companyrts Rights (b)*	11,632	—

Total Rights
(Cost $—)		—

48 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Warrants 0.0% of net assets

Netherlands 0.0%

Real Estate 0.0%
Nieuwe Steen Investments N.V. (b)(c)*	2,410	—

Total Warrants
(Cost $—)		—

Other Investment Companies 1.6% of net assets

Australia 0.1%
Australian Infrastructure Fund	14,576	44,952

United States 1.5%
iShares MSCI EAFE Small Cap Index Fund	35,000	1,365,000

Total Other Investment Companies
(Cost $1,433,979)		1,409,952

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Brown Brothers Harriman
Swiss Franc
0.01%, 11/01/12	918	986
Australian Dollar
2.11%, 11/01/12	3,142	3,262
Pound Sterling
0.08%, 11/01/12	3,222	5,199
Swedish Krona
0.30%, 11/01/12	75,460	11,376
Japanese Yen
0.01%, 11/01/12	100,068	1,254
Hong Kong Dollar
0.01%, 11/01/12	15,313	1,976
Citibank
Norwegian Krone
0.35%, 11/01/12	126,751	22,232
JPMorgan Chase
Canadian Dollar
0.21%, 11/01/12	7,033	7,042
Societe Generale
US Dollar
0.03%, 11/01/12	95,162	95,162

Total Short-Term Investments
(Cost $148,489)		148,489

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 1.3% of net assets

Wells Fargo Advantage Government Money Market Fund	1,156,931	1,156,931

Total Collateral Invested for Securities on Loan
(Cost $1,156,931)		1,156,931

End of Collateral Invested for Securities on Loan.

At 10/31/12, the tax basis cost of the fund’s investments was $88,835,770 and the unrealized appreciation and depreciation were $8,399,844 and ($7,155,745), respectively, with a net unrealized appreciation of $1,244,099.

At 10/31/12, the values of certain foreign securities held by the fund aggregating $75,602,890 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $4,930 or 0.0% of net assets.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

See financial notes 49

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

89.5%	Common Stock	281,228,570	281,193,050
7.8%	Preferred Stock	29,042,525	24,397,537
2.6%	Other Investment Company	8,142,635	8,222,000
0.0%	Short-Term Investments	18,822	18,822

99.9%	Total Investments	318,432,552	313,831,409
0.1%	Other Assets and Liabilities, Net		374,328

100.0%	Total Net Assets		314,205,737

	Number	Value
Security	of Shares	($)

Common Stock 89.5% of net assets

Brazil 4.9%

Banks 0.8%
Banco Bradesco S.A.	66,400	873,869
Banco do Brasil S.A.	140,300	1,496,911
Itau Unibanco Holding S.A.	20,358	266,622

		2,637,402

Capital Goods 0.2%
Embraer S.A.	82,700	578,194

Diversified Financials 0.2%
BM&F BOVESPA S.A.	94,200	602,939

Energy 1.6%
Petroleo Brasileiro S.A. - Petrobras	486,700	5,152,040

Food, Beverage & Tobacco 0.3%
BRF-Brasil Foods S.A.	35,800	651,294
Companhia de Bebidas das Americas	5,480	184,281

		835,575

Materials 1.2%
Companhia Siderurgica Nacional S.A.	137,500	760,259
Gerdau S.A.	32,700	237,798
Usinas Siderurgicas de Minas Gerais S.A.	34,900	182,486
Vale S.A.	130,900	2,413,631

		3,594,174

Telecommunication Services 0.1%
Oi S.A.	16,414	77,583
Tim Participacoes S.A.	51,856	183,827

		261,410

Utilities 0.5%
Centrais Eletricas Brasileiras S.A.	69,103	379,360
Cia de Saneamento Basico do Estado de Sao Paulo	13,400	567,259
Companhia Energetica de Minas Gerais	10,056	109,420
CPFL Energia S.A.	53,000	615,839

		1,671,878

		15,333,612

Chile 0.7%

Energy 0.2%
Empresas Copec S.A.	40,452	582,571

Materials 0.1%
Empresas CMPC S.A.	80,897	308,086

Utilities 0.4%
Empresa Nacional de Electricidad S.A.	262,809	422,242
Enersis S.A.	2,263,135	773,083

		1,195,325

		2,085,982

China 11.0%

Banks 3.8%
Agricultural Bank of China Ltd., Class H	1,530,600	659,476
Bank of China Ltd., Class H	6,768,234	2,772,825
BOC Hong Kong (Holdings) Ltd.	261,500	801,774
China Construction Bank Corp., Class H	6,088,000	4,563,965
China Merchants Bank Co., Ltd., Class H	194,850	362,036
Industrial & Commercial Bank of China Ltd., Class H	4,366,172	2,875,120

		12,035,196

Capital Goods 0.3%
China Communications Construction Co., Ltd., Class H	542,000	505,898
Citic Pacific Ltd.	255,000	323,843

		829,741

Consumer Durables & Apparel 0.1%
Yue Yuen Industrial Holdings Ltd.	117,000	402,706

Energy 3.3%
China Petroleum & Chemical Corp., Class H	3,212,000	3,385,053
China Shenhua Energy Co., Ltd., Class H	226,000	957,607
CNOOC Ltd.	1,215,000	2,500,441
PetroChina Co., Ltd., Class H	2,639,000	3,580,906

		10,424,007

Food & Staples Retailing 0.1%
China Resources Enterprise Ltd.	130,000	421,192

Insurance 0.6%
China Life Insurance Co., Ltd., Class H	446,000	1,311,467

50 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ping An Insurance (Group) Co. of China Ltd., Class H	56,000	440,694

		1,752,161

Technology Hardware & Equipment 0.2%
Lenovo Group Ltd.	564,000	451,582

Telecommunication Services 2.6%
China Mobile Ltd.	541,500	6,006,176
China Telecom Corp., Ltd., Class H	2,208,000	1,306,360
China Unicom (Hong Kong) Ltd.	603,056	972,202

		8,284,738

		34,601,323

Colombia 0.3%

Banks 0.1%
Bancolombia S.A.	16,600	259,726

Energy 0.2%
Ecopetrol S.A.	192,000	571,252

		830,978

Czech Republic 0.7%

Materials 0.2%
Unipetrol A/S *	83,000	720,477

Telecommunication Services 0.2%
Telefonica Czech Republic A/S	27,062	539,003

Utilities 0.3%
CEZ A/S	23,555	868,450

		2,127,930

Egypt 0.3%

Telecommunication Services 0.3%
Orascom Telecom Holding S.A.E. GDR - Reg’d *	260,961	784,188

Hungary 0.9%

Banks 0.4%
OTP Bank plc	58,424	1,113,411

Energy 0.4%
MOL Hungarian Oil & Gas plc	13,680	1,190,010

Telecommunication Services 0.1%
Magyar Telekom Telecommunications plc	243,087	451,094

		2,754,515

India 2.9%

Banks 0.6%
Housing Development Finance Corp., Ltd.	30,263	427,221
ICICI Bank Ltd.	38,547	750,173
State Bank of India	12,839	501,257

		1,678,651

Energy 1.4%
Indian Oil Corp., Ltd.	85,759	414,965
Oil & Natural Gas Corp., Ltd.	246,937	1,229,829
Reliance Industries Ltd.	185,874	2,773,456

		4,418,250

Materials 0.3%
Hindalco Industries Ltd.	188,209	405,233
Tata Steel Ltd.	67,552	490,240

		895,473

Software & Services 0.4%
Infosys Ltd.	22,807	998,489
Tata Consultancy Services Ltd.	15,000	366,163

		1,364,652

Telecommunication Services 0.1%
Bharti Airtel Ltd.	65,877	329,300

Utilities 0.1%
NTPC Ltd.	126,998	389,718

		9,076,044

Indonesia 0.7%

Automobiles & Components 0.2%
PT Astra International Tbk	962,500	803,413

Energy 0.1%
PT Bumi Resources Tbk	2,525,500	172,387

Telecommunication Services 0.4%
PT Telekomunikasi Indonesia Tbk	1,295,500	1,315,786

		2,291,586

Malaysia 1.5%

Banks 0.6%
CIMB Group Holdings Berhad	182,900	457,097
Malayan Banking Berhad	180,100	532,779
Public Bank Berhad	169,800	885,112

		1,874,988

Capital Goods 0.2%
Sime Darby Berhad	196,100	629,048

Consumer Services 0.1%
Genting Berhad	120,000	347,728

Telecommunication Services 0.4%
Axiata Group Berhad	294,700	630,746
Telekom Malaysia Berhad	330,800	648,542

		1,279,288

Utilities 0.2%
Tenaga Nasional Berhad	309,300	703,689

		4,834,741

Mexico 4.2%

Banks 0.1%
Grupo Financiero Banorte S.A.B. de C.V., Class O	92,600	514,484

Capital Goods 0.2%
Alfa S.A.B., Class A	344,300	635,012

Food & Staples Retailing 0.4%
Wal-Mart de Mexico S.A.B. de C.V., Series V	393,500	1,162,108

See financial notes 51

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food, Beverage & Tobacco 0.6%
Fomento Economico Mexicano S.A.B. de C.V.	150,200	1,352,649
Grupo Bimbo S.A.B. de C.V., Series A	188,400	438,842

		1,791,491

Materials 1.4%
Cemex S.A.B. de C.V., Series CPO *	3,920,000	3,553,566
Grupo Mexico S.A.B. de C.V., Series B	293,000	938,925

		4,492,491

Media 0.4%
Grupo Televisa S.A.B., Series CPO	274,300	1,246,856

Telecommunication Services 1.1%
America Movil S.A.B. de C.V., Series L	2,722,600	3,457,831

		13,300,273

Poland 2.2%

Banks 0.3%
Bank Pekao S.A.	8,657	415,847
Powszechna Kasa Oszczednosci Bank Polski S.A.	53,095	593,520

		1,009,367

Energy 0.6%
Polski Koncern Naftowy Orlen S.A. *	142,760	1,956,620

Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	6,150	719,405

Materials 0.5%
KGHM Polska Miedz S.A.	28,611	1,441,850

Telecommunication Services 0.3%
Telekomunikacja Polska S.A.	214,519	813,478

Utilities 0.3%
PGE S.A.	119,606	648,979
Tauron Polska Energia S.A.	319,276	441,571

		1,090,550

		7,031,270

Republic of Korea 21.2%

Automobiles & Components 1.7%
Hyundai Mobis	5,100	1,296,139
Hyundai Motor Co.	16,200	3,329,401
Kia Motors Corp.	15,000	831,595

		5,457,135

Banks 1.6%
Hana Financial Group, Inc.	25,500	741,822
KB Financial Group, Inc.	41,500	1,411,235
Korea Exchange Bank *	65,800	456,065
Shinhan Financial Group Co., Ltd.	53,500	1,836,249
Woori Finance Holdings Co., Ltd.	67,400	636,267

		5,081,638

Capital Goods 3.5%
Daelim Industrial Co., Ltd.	5,400	375,296
GS Engineering & Construction Corp.	5,200	292,225
Hyundai Engineering & Construction Co., Ltd.	5,900	354,966
Hyundai Heavy Industries Co., Ltd.	5,300	1,110,674
LG Corp.	65,800	4,012,856
Samsung C&T Corp.	18,800	1,021,161
Samsung Heavy Industries Co., Ltd.	14,400	439,467
SK Holdings Co., Ltd.	18,500	2,574,960
SK Networks Co., Ltd.	86,700	758,385

		10,939,990

Consumer Durables & Apparel 1.0%
LG Electronics, Inc.	44,700	3,109,860

Energy 1.2%
GS Holdings	15,000	942,160
S-Oil Corp.	8,500	777,253
SK Innovation Co., Ltd.	12,700	1,866,727

		3,586,140

Food, Beverage & Tobacco 0.3%
KT&G Corp.	13,700	1,042,514

Insurance 0.6%
Hanwha Life Insurance Co., Ltd.	67,200	473,632
Samsung Fire & Marine Insurance Co., Ltd.	3,500	764,067
Samsung Life Insurance Co., Ltd.	7,900	680,367

		1,918,066

Materials 2.6%
Cheil Industries, Inc.	5,300	453,711
Hanwha Corp.	13,300	379,386
Honam Petrochemical Corp.	1,700	347,401
Hyosung Corp.	7,000	385,525
Hyundai Steel Co.	7,600	546,075
LG Chem Ltd.	4,300	1,206,234
POSCO	15,300	4,809,623

		8,127,955

Retailing 0.4%
Lotte Shopping Co., Ltd.	2,200	680,199
Shinsegae Co., Ltd.	3,700	661,157

		1,341,356

Semiconductors & Semiconductor Equipment 4.8%
Samsung Electronics Co., Ltd.	11,500	13,800,430
SK Hynix, Inc. *	56,500	1,286,211

		15,086,641

Software & Services 0.3%
SK C&C Co., Ltd.	10,400	911,721

Technology Hardware & Equipment 1.0%
LG Display Co., Ltd. *	74,000	2,196,132
Samsung Electro-Mechanics Co., Ltd.	5,100	436,165
Samsung SDI Co., Ltd.	4,900	614,272

		3,246,569

Telecommunication Services 1.4%
KT Corp.	58,200	1,975,686
LG Uplus Corp.	77,000	491,740
SK Telecom Co., Ltd.	12,500	1,765,699

		4,233,125

Utilities 0.8%
Korea Electric Power Corp. *	100,400	2,604,172

		66,686,882

52 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Russia 15.0%

Banks 0.7%
Sberbank of Russia ADR	182,894	2,162,803

Energy 12.3%
Gazprom ADR	1,291,900	11,866,083
LUKOIL ADR	251,535	15,265,230
NovaTek OAO GDR - Reg’d.	7,073	809,815
Rosneft Oil Co. GDR - Reg’d	287,147	2,133,587
Surgutneftegaz ADR	737,788	6,456,292
Tatneft ADR	55,840	2,171,345

		38,702,352

Materials 0.9%
Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	162,116	2,491,808
Severstal GDR - Reg’d	39,689	482,016

		2,973,824

Telecommunication Services 0.9%
Mobile TeleSystems ADR	90,651	1,553,758
Rostelecom OJSC ADR	31,803	731,631
Sistema JSFC GDR - Reg’d	35,500	653,648

		2,939,037

Utilities 0.2%
Federal Hydrogenerating Co., ADR	202,322	482,000

		47,260,016

South Africa 6.9%

Banks 0.7%
ABSA Group Ltd.	30,029	481,453
Nedbank Group Ltd.	18,791	387,469
Standard Bank Group Ltd.	121,059	1,494,862

		2,363,784

Capital Goods 0.7%
Aveng Ltd.	133,322	475,741
Barloworld Ltd.	68,667	556,451
Bidvest Group Ltd.	50,890	1,214,688

		2,246,880

Consumer Durables & Apparel 0.2%
Steinhoff International Holdings Ltd. *	170,348	573,138

Diversified Financials 0.5%
FirstRand Ltd.	296,505	985,464
Remgro Ltd.	28,757	492,634

		1,478,098

Energy 1.1%
Sasol Ltd.	78,806	3,357,141

Food & Staples Retailing 0.1%
Shoprite Holdings Ltd.	22,665	466,106

Food, Beverage & Tobacco 0.2%
Tiger Brands Ltd.	16,198	515,018

Insurance 0.3%
Sanlam Ltd.	197,538	882,769

Materials 1.2%
Anglo American Platinum Ltd.	8,121	377,540
AngloGold Ashanti Ltd.	10,869	367,213
ArcelorMittal South Africa Ltd. *	96,208	370,895
Gold Fields Ltd.	59,685	741,527
Impala Platinum Holdings Ltd.	77,186	1,391,618
Sappi Ltd. *	151,740	430,370

		3,679,163

Media 0.3%
Naspers Ltd., Class N	12,876	836,112

Retailing 0.2%
Imperial Holdings Ltd.	32,410	736,641

Telecommunication Services 1.4%
MTN Group Ltd.	178,860	3,231,903
Telkom South Africa Ltd. *	369,594	779,670
Vodacom Group Ltd.	29,917	376,874

		4,388,447

		21,523,297

Taiwan 13.0%

Banks 0.3%
Chinatrust Financial Holding Co., Ltd.	985,425	542,424
Mega Financial Holding Co., Ltd.	770,404	559,616

		1,102,040

Capital Goods 0.3%
Far Eastern New Century Corp.	605,743	626,248
Walsin Lihwa Corp. *	1,450,000	396,429

		1,022,677

Consumer Durables & Apparel 0.2%
Pou Chen Corp.	598,267	604,808

Diversified Financials 0.2%
Fubon Financial Holding Co., Ltd.	496,674	508,859

Energy 0.3%
Formosa Petrochemical Corp.	301,030	875,016

Food, Beverage & Tobacco 0.2%
Uni-President Enterprises Corp.	405,794	716,393

Insurance 0.2%
Cathay Financial Holding Co., Ltd.	559,357	560,856

Materials 2.2%
China Steel Corp.	2,018,544	1,733,274
Formosa Chemicals & Fibre Corp.	654,420	1,548,652
Formosa Plastics Corp.	546,820	1,488,520
Nan Ya Plastics Corp.	924,160	1,627,677
Taiwan Cement Corp.	423,299	542,015

		6,940,138

Semiconductors & Semiconductor Equipment 3.0%
Advanced Semiconductor Engineering, Inc.	639,094	482,280
MediaTek, Inc.	127,138	1,410,326
Siliconware Precision Industries Co.	664,270	645,491
Taiwan Semiconductor Manufacturing Co., Ltd.	1,949,689	5,940,818
United Microelectronics Corp.	2,607,965	967,018

		9,445,933

Technology Hardware & Equipment 5.2%
Acer, Inc. *	1,042,496	804,753
Asustek Computer, Inc.	222,041	2,375,491
AU Optronics Corp. *	4,331,800	1,639,889
Chimei Innolux Corp. *	1,230,357	458,230

See financial notes 53

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Compal Electronics, Inc.	1,276,305	802,817
Delta Electronics, Inc.	249,025	849,448
Foxconn Technology Co., Ltd.	110,197	382,126
Hon Hai Precision Industry Co., Ltd.	1,509,546	4,576,997
HTC Corp.	91,473	660,084
Inventec Corp.	1,488,639	508,634
Lite-On Technology Corp.	607,299	772,616
Pegatron Corp.	567,264	715,186
Quanta Computer, Inc.	439,500	1,003,062
Synnex Technology International Corp.	177,000	374,143
Wistron Corp.	582,498	558,791

		16,482,267

Telecommunication Services 0.9%
Chunghwa Telecom Co., Ltd.	552,906	1,729,982
Far EasTone Telecommunications Co., Ltd.	214,622	495,423
Taiwan Mobile Co., Ltd.	146,600	511,429

		2,736,834

		40,995,821

Thailand 1.0%

Energy 0.8%
PTT Exploration & Production PCL	94,100	509,645
PTT PCL	151,787	1,574,821
Thai Oil PCL	210,400	458,212

		2,542,678

Telecommunication Services 0.2%
Advanced Info Service PCL - Reg’d	89,875	579,129

		3,121,807

Turkey 1.9%

Banks 0.9%
Akbank T.A.S.	149,066	719,241
Turkiye Garanti Bankasi A/S	169,919	811,866
Turkiye Is Bankasi, Class C	214,325	729,776
Turkiye Vakiflar Bankasi T.A.O., Class D	206,615	486,683

		2,747,566

Capital Goods 0.3%
KOC Holding A/S	189,694	891,217

Diversified Financials 0.2%
Haci Omer Sabanci Holding A/S	115,877	611,917

Energy 0.3%
Tupras-Turkiye Petrol Rafinerileri A/S	37,691	921,849

Telecommunication Services 0.2%
Turkcell Iletisim Hizmetleri A/S *	135,399	827,229

		5,999,778

United Arab Emirates 0.2%

Real Estate 0.2%
Emaar Properties PJSC	565,000	553,007

Total Common Stock
(Cost $281,228,570)		281,193,050

Preferred Stock 7.8% of net assets

Brazil 7.0%

Banks 1.7%
Banco Bradesco S.A.	132,678	2,090,395
Itau Unibanco Holding S.A.	198,000	2,895,349
Itausa - Investimentos Itau S.A.	75,568	331,137

		5,316,881

Energy 1.8%
Petroleo Brasileiro S.A.	543,100	5,561,892

Food, Beverage & Tobacco 0.3%
Companhia de Bebidas das Americas	25,569	1,044,891

Materials 2.2%
Bradespar S.A.	23,800	351,543
Gerdau S.A.	159,500	1,393,922
Metalurgica Gerdau S.A.	124,500	1,395,150
Usinas Siderurgicas de Minas Gerais S.A., Class A	137,900	666,059
Vale S.A., Class A	172,000	3,078,309

		6,884,983

Retailing 0.0%
Lojas Americanas S.A.	1	8

Telecommunication Services 0.5%
Oi S.A.	253,111	1,014,413
Telefonica Brasil S.A.	30,232	669,821

		1,684,234

Utilities 0.5%
Centrais Eletricas Brasileiras S.A., Class B	53,200	423,023
Companhia Energetica de Minas Gerais	63,685	761,944
Eletropaulo Metropolitana S.A.	31,400	249,369

		1,434,336

		21,927,225

Colombia 0.1%

Banks 0.1%
Bancolombia S.A.	18,400	293,514

Republic of Korea 0.7%

Automobiles & Components 0.1%
Hyundai Motor Co.	2,500	152,977
Hyundai Motor Co., 2nd	4,100	268,158

		421,135

Consumer Durables & Apparel 0.1%
LG Electronics, Inc.	9,200	168,608

Materials 0.0%
LG Chem Ltd.	700	62,584

54 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Semiconductors & Semiconductor Equipment 0.5%
Samsung Electronics Co., Ltd.	2,100	1,524,471

		2,176,798

Total Preferred Stock
(Cost $29,042,525)		24,397,537

Other Investment Company 2.6% of net assets

United States 2.6%
iShares MSCI Emerging Markets Index Fund	200,000	8,222,000

Total Other Investment Company
(Cost $8,142,635)		8,222,000

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.0% of net assets

Time Deposits 0.0%
Brown Brothers Harriman
US Dollar
0.03%, 11/01/12	12,503	12,503
Hong Kong Dollar
0.01%, 11/01/12	48,973	6,319

Total Short-Term Investments
(Cost $18,822)		18,822

End of Investments.

At 10/31/12, the tax basis cost of the fund’s investments was $322,899,341 and the unrealized appreciation and depreciation were $20,489,368 and ($29,557,300), respectively, with a net unrealized depreciation of ($9,067,932).

At 10/31/12, the values of certain foreign securities held by the fund aggregating $243,755,579 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees.

*	Non-income producing security.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
Reg’d —	Registered

See financial notes 55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund (the “Funds”) as of October 31, 2012, and for the year then ended and have issued our unqualified reports thereon dated December 14, 2012 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included audits of the Funds’ portfolio holdings (the “Portfolios”) as of October 31, 2012 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Portfolios based on our audits.
In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.
PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	12/13/12
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	12/13/12

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date:	12/13/12